UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07651

Voya Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2019
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global Equity Portfolio

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Voya Government Money Market Portfolio

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Voya Growth and Income Portfolio

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Voya Intermediate Bond Portfolio

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Voya Small Company Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Money Market Portfolio does not file on Form N-PORT.
The Voya Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New season, last year’s plot
Dear Shareholder,
The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.
So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.
Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.
With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)
Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.
Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.
And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.
In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.
In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.
In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index**	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

**
Total return and gross index returns are presented. Index returns include the reinvestment of dividends and distributions. Gross index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

3

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

Common Stock	48.5%
Exchange-Traded Funds	17.1%
Mutual Funds	14.8%
Corporate Bonds/Notes	4.7%
Collateralized Mortgage Obligations	4.1%
U.S. Government Agency Obligations	1.9%
Asset-Backed Securities	1.8%
Commercial Mortgage-Backed Securities	1.6%
U.S. Treasury Obligations	1.2%
Sovereign Bonds	0.1%
Rights	0.0%
Assets in Excess of Other Liabilities*	4.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Christopher F. Corapi, Paul Zemsky, CFA, Barbara Reinhard, CFA, and Matthew Toms, CFA Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 19.11% compared to the S&P Target Risk® Growth Index Total Return, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 19.20%, 8.72%, 22.01% and 31.02%, respectively, for the same period.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2019.
The Portfolio started 2019 with overweight positions in domestic large blend, long government bonds and short duration bonds. These were funded by underweight exposures to domestic mid cap, international equities, real estate investment trusts (“REITs”), core U.S. fixed income and high yield bonds.
Three trades were placed in January. In early January, the Portfolio initiated an underweight to senior loans, lowering overall credit exposure and realizing gains earned from the solid recovery in the loan market post-December selloff. In addition, with the U.S. Federal Reserve Board (“Fed”) having moved closer to concluding its tightening cycle, the need for a floating rate component was minimized. Proceeds from the sale were moved into short-term bonds. In mid-January, the Portfolio reduced equity exposure by selling international developed equities for short-term bonds following a meaningful bounce off the December lows. At the end of January, the Portfolio unwound a portion of its underweight to REITs, funded by selling domestic large cap equities.
In early February, we shortened duration, i.e., reduced the Portfolio’s exposure to interest-rate risk, by swapping long-term U.S. Treasuries for core fixed income. The trade was primarily the result of our 10-year bond fair value model signaling over-valuation and a slightly more
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Vanguard Value ETF	5.0%
iShares Core S&P 500 ETF	4.0%
iShares Core MSCI Emerging Markets ETF	4.0%
Voya High Yield Bond Fund - Class P	4.0%
Voya Floating Rate Fund - Class P	3.0%
Voya Strategic Income Opportunities Fund - Class P	3.0%
Voya Small Company Fund - Class R6	2.5%
Voya Short Term Bond Fund - Class R6	2.0%
Schwab U.S. TIPS ETF	2.0%
Microsoft Corp.	1.5%
Portfolio holdings are subject to change daily.
optimistic economic growth outlook, albeit still declining toward trend. At the end of March, the Portfolio’s allocation to commodities was tactically eliminated; the risk profile of commodities has become increasingly leveraged to emerging markets giving them less of a diversifying property than in the past. Proceeds from the sale were used to purchase domestic large cap equities.
At the end of April, we concluded our annual strategic asset allocation review and made adjustments to the Portfolio’s strategic asset allocation targets to reflect revised long-term capital market expectations for a range of asset classes. The most notable changes included increased allocations to U.S. large cap equity and Treasury inflation protected securities, funded by decreased allocations to U.S. mid cap, developed international and emerging market equities, core fixed income and senior loans. During the review, we also removed commodities as a strategic asset class.
At the end of May, the Portfolio purchased long-maturity Treasury bonds, funded by selling intermediate-maturity bonds. At the time, potential trade war impacts combined with recent weakness in U.S. capital investment and retail sales data, were suggesting a lower trajectory for economic growth. This position was reversed in June as fears of a slowdown abated.
In early August, the Portfolio reduced allocation to emerging markets equities in favor of domestic large cap equities. At the time of the trade, Fed monetary policy indicated a less supportive stance than expected, supporting a stronger U.S. dollar — historically, a headwind against emerging market equities. In the middle of August, the Portfolio reduced overall equity exposure by selling domestic large cap in favor of core U.S. fixed income, reflective of expectations for soft industrial data and lack of support from sentiment measures. This trade was unwound at the beginning of September after having reached its stop-loss range.

4

Portfolio Managers’ Report	Voya Balanced Portfolio

In September, the Portfolio increased its exposure to domestic small cap equity, after being underweight to the asset class over the course of two years. At the time of the trade, underperformance of small cap equities had reached historical extremes and valuations had become attractive, indicating potential for a performance reversal. In addition, we thought lower interest rates driven by Fed policy would be supportive of economic growth, which the share prices of small cap stocks track closely. The final trade in the third quarter extended duration across the suite as a defensive measure in a volatile market punctuated by oil shocks.
Three trades were enacted across the Portfolio in October. The first trade reduced the existing duration underweight through the purchase of long government bonds funded by intermediate bonds. This positioning reflected our belief that U.S. employment would likely weaken from its then-current pace, leading to continued easing by the Fed. The second and third trades of the month sought to diversify the Portfolio’s existing equity overweight, rotating a portion from domestic into both developed international and emerging market equities. At the time of the trades, recent foreign manufacturing data, such as global purchasing managers’ indexes (PMIs), supported the idea that the global economy had stopped slumping and was stabilizing.
Overall, tactical asset allocation moves, relative to our strategic asset allocation, had a negative impact on results.
Underlying sleeves detracted from performance during the year. Underperformers relative to their respective benchmarks included large cap equities, mid cap equities and international equities. The core fixed income and high yield bond sleeves outperformed their respective benchmarks.
The Portfolio may invest in derivative instruments for different purposes, including to seek to enhance returns, to earn income or as a substitute for a position in an underlying asset class. During the reporting period, the Portfolio utilized futures to implement certain tactical positions, seeking to avoid significant manager disruption and provide the Portfolio with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions detracted from performance for the year.
Current Strategy and Outlook: After several months of easing in monetary policy from global central banks, the effects are beginning to trickle through to the real economy: the manufacturing sector is showing signs of life, while consumer demand remains strong. We believe relaxed financial conditions and a robust labor market are likely to keep the marginal improvement trend in place. We view the likelihood of a U.S. recession over the next 12 months as low. We believe that central banks appear willing to provide sufficient liquidity to prolong the cycle, inflation is tame and there are no materially worrisome signs of financial excess.
What’s more, in our opinion, the probability of an exogenous shock has declined as U.S. and Chinese officials appear to be making progress on trade. Assuring us of this opinion are strong non-farm payrolls, contained high yield spreads and decent consumer confidence, which is corroborated by strong auto sales. Furthermore, although we have discounted the yield curve as a leading indicator of recession given the distortions arising from unconventional central bank asset buying and negative term premiums, the areas of the curve most closely correlated with future recessions have reverted to a more normal shape.
As a result, the Portfolio was neutral to stocks. Third quarter U.S. corporate earnings reports are coming in better than expected, as 75% of S&P 500® Index companies have reported positive earnings per share surprises and 60% have beaten revenue estimates. With profit margins for U.S. large cap companies well above their long-term average, further gains in S&P 500® Index stocks will most likely need to come from revenue growth or earnings multiple expansion. We are reticent to rely much on top-line growth, given the lackluster, albeit improving, economic backdrop; yet we see scope for further tightening of the equity risk premium and higher valuations.
That said, we believe that the relative advantage U.S. large caps have held over smaller cap and foreign stocks is lessening. Multiple financial indicators suggest economic activity is gaining momentum, such as a move-up in global PMIs, strong performance from global semiconductor stocks and high copper prices. Following a long bout of underperformance, non-U.S. stocks are under-owned and in our opinion, relatively cheap.

*
Effective June 1, 2019, Christopher F. Corapi retired and was removed as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class I	19.11%	6.14%	7.89%
Class S	18.80%	5.87%	7.62%
S&P Target Risk® Growth Index Total Return	19.20%	6.63%	7.87%
S&P Target Risk® Growth Index Gross	19.50%	6.90%	8.14%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
MSCI EAFE® Index	22.01%	5.67%	5.50%
Russell 3000® Index	31.02%	11.24%	13.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Effective May 1, 2019, the Adviser changed the primary benchmark from the S&P Target Risk® Growth Index Gross (“Gross Index”) to the S&P Target Risk® Growth Index Total Return as the Adviser believes it more accurately reflects the investment experience of an investor in the benchmark’s components. Index returns include the reinvestment of dividends and distributions. Gross Index returns reflect the addition of an amount estimated by the index sponsor to approximate the fees incurred by index components.

6

Portfolio Managers’ Report	Voya Global Equity Portfolio

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)

United States	60.9%
Japan	8.9%
Canada	4.4%
United Kingdom	4.3%
Australia	3.3%
Netherlands	3.2%
Switzerland	2.8%
Spain	2.2%
France	1.9%
Denmark	1.2%
Countries between 0.1% – 1.1%^	6.4%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 12 countries, which each represents 0.1% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Portfolio* (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, Peg DiOrio, CFA, and Vincent Costa, CFA, Portfolio Managers** of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 21.41% compared to the MSCI World IndexSM (“MSCI World”), which returned 27.67%.
Portfolio Specifics: For the reporting period, the Portfolio underperformed its benchmark, the MSCI World. In terms of the Portfolio’s performance, low beta was a significant headwind, dividend yield was neutral, and the stock ranking model underperformed. Additionally, the Portfolio exposures to stock specific risk negatively impacted relative performance. On the regional level, stock selection was weakest within North America. On the sector level, Portfolio holdings within the energy and materials sectors had the largest positive impact on performance. On the individual stock level, overweight positions in Total System Services, Inc., Tyson Foods, Inc. Class A, and Persimmon Plc were among the key contributors for the period. By contrast, stock selection within the industrials and information technology sectors had the largest negative impact on returns. Key detractors for the period include an underweight position in Apple Inc., not owning
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Microsoft Corp.	3.2%
Johnson & Johnson	1.4%
Roche Holding AG	1.2%
AT&T, Inc.	1.1%
Merck & Co., Inc.	1.1%
Procter & Gamble Co.	1.1%
Royal Dutch Shell PLC - Class A	1.0%
Pfizer, Inc.	1.0%
Cisco Systems, Inc.	1.0%
PepsiCo, Inc.	1.0%
Portfolio holdings are subject to change daily.
benchmark holding Facebook, Inc. Class A, and an overweight position in Japan Airlines Co., Ltd.
Current Strategy and Outlook: This is an actively managed global quantitative equity strategy seeks to to generate higher dividend income and total returns, with lower volatility and better downside capture, than the MSCI World. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The managers then seek to optimize the Portfolio’s potential to achieve its dividend, alpha, and volatility objectives.

*
On January 24, 2020, the Board of Directors approved a name change for the Portfolio. Effective May 1, 2020, the Portfolio will be known as “Voya Global High Dividend Low Volatility Portfolio”.

**
Effective February 28, 2019, Peg DiOrio was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
7

Voya Global Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Classes S2 and T March 5, 2015
Class ADV	21.06%	6.75%	6.71%	—
Class I(1)	21.68%	7.29%	7.09%	—
Class S	21.41%	7.04%	6.97%	—
Class S2	21.26%	—	—	6.13%
Class T	21.05%	—	—	5.95%
MSCI World IndexSM	27.67%	8.74%	9.47%	8.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

U.S. Treasury Repurchase Agreement	44.8%
U.S. Government Agency Debt	33.2%
U.S. Treasury Debt	14.2%
Investment Companies	7.7%
Assets in Excess of Other Liabilities	0.1%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 1.96% compared to the iMoneyNet Government Institutional Index, which returned 1.90% for the same period.
Portfolio Specifics: During the year ended December 31, 2019, U.S. economic growth slowed with quarterly GDP dropping from 3.1% in the first quarter to 2.0% in the second quarter and stabilizing at 2.1% in the third and fourth quarters. U.S. inflation continued to disappoint while longer-term inflation expectations moderated below the U.S. Federal Reserve Board’s (“Fed”) 2% target. The U.S. labor market continued its gradual tightening during the period with unemployment dropping from 3.9% at the end of 2017 to 3.5% at the end of 2019. Wage pressures and wage inflation have not materialized despite the tight labor market, which should give the Fed some concern. The Fed cut short-term interest rates by 0.25% at each of its July, September and October policy meetings, in response to the increased risk from the trade dispute with China, slowing global economic growth and low U.S. inflation. Short-term government money market rates declined during the period in line with the Fed’s short-term rate cuts. The Fed is expected to hold rates steady in 2020 based on its projections from the December meeting. The market continues to expect at least one additional cut in 2020, based on short-term money market rates.
The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) during the majority of the period as the market was pricing in a more dovish Fed monetary policy than what we expected. Market yields were fully pricing in the rate cuts prior to the rate moves, which limited the potential to pick up additional yield by extending maturities. The Portfolio maintained an exposure to floating rate money market securities shifting out of floaters tied to three-month LIBOR and into floaters tied to either one-month LIBOR or floaters tied to one-day SOFR as the three-month LIBOR rate reflected overly optimistic expectations for future rate cuts in our opinion. The Portfolio took advantage of the cheapness of new issue T-bills from time to time, which allowed the Portfolio to capture some capital gains over and above the yield on those securities, and to add incremental total return.
Outlook and Current Strategy: Looking ahead we expect that the U.S. economy will stabilize near its current level, reflecting slower but still positive growth compared to 2018 and early 2019. We believe the bar remains high for the Fed to cut rates in 2020 despite the market expecting it to cut rates further. Completion of the Phase One trade deal with China reduces the need for additional insurance against the risks to global economic growth from China trade-related tariffs. In terms of the Portfolio, we plan to maintain ample daily and weekly liquidity, while looking for opportunities to extend our WAM if or when the market starts to price in higher yields in anticipation that the Fed is at or near the end of its current rate-cutting cycle. We will otherwise maintain a shorter WAM, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
9

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	22.9%
Health Care	14.6%
Financials	13.2%
Communication Services	10.7%
Industrials	8.9%
Consumer Staples	8.3%
Consumer Discretionary	8.1%
Energy	4.3%
Utilities	3.2%
Real Estate	2.7%
Materials	2.6%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, and James Dorment, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 28.88% compared to the S&P 500® Index, which returned 31.49% for the same period.
Portfolio Specifics: For the year ended December 31, 2019, the Portfolio underperformed the S&P 500® Index, due to weak security selection. On the sector level, stock selection within the healthcare and financial sectors had the largest negative impact on relative performance. Key detractors included a position in non-benchmark stock Royal Dutch Shell Plc., an underweight position in UnitedHealth Group Inc., and not owning benchmark stock Facebook Inc.
By contrast, stock selection within the consumer staples and materials sectors had the largest positive impact on
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Microsoft Corp.	7.1%
Alphabet, Inc. - Class A	4.5%
Apple, Inc.	4.4%
Johnson & Johnson	3.1%
JPMorgan Chase & Co.	2.8%
Adobe, Inc.	2.6%
AT&T, Inc.	2.3%
Walt Disney Co.	2.2%
Philip Morris International, Inc.	2.1%
Analog Devices, Inc.	2.1%
Portfolio holdings are subject to change daily.
performance. At the individual stock level, key contributors were overweight positions in Microsoft Corporation and Air Products and Chemicals, Inc., and not owning benchmark holding Berkshire Hathaway Inc. Class B.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

*
Effective June 1, 2019, Christopher F. Corapi retired and was removed as a portfolio manager for the Portfolio. Effective August 1, 2019, Kristy Finnegan was removed as portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
10

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	28.29%	9.41%	11.31%
Class I	28.88%	9.90%	11.82%
Class S	28.55%	9.63%	11.54%
Class S2	28.33%	9.47%	11.27%
S&P 500® Index	31.49%	11.70%	13.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

11

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

Corporate Bonds/Notes	23.8%
Collateralized Mortgage Obligations	19.1%
U.S. Government Agency Obligations	19.0%
Mutual Funds	18.5%
Asset-Backed Securities	8.5%
Commercial Mortgage-Backed Securities	7.9%
U.S. Treasury Obligations	2.6%
Sovereign Bonds	0.1%
Convertible Bonds/Notes	0.1%
Municipal Bonds	0.1%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 9.85% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% for the same period.
Portfolio Specifics: The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, due primarily to sector allocations, while security selection was positive and duration/yield curve positioning that was defensive earlier in the year, detracted from performance.
Fixed income markets witnessed an about face, as the U.S. Federal Reserve Board pivoted from raising rates late in 2018 to the first of three rate cuts in July. Elevated tensions between the U.S. and China drove concerns on the risk of recession in the U.S. which saw the 10-year treasury yield go below 1.5% in the summer months. Economic data in the fourth quarter alleviated those fears and the 10-year treasury yield ended the period at 1.92%. Non-government sectors outperformed over the period, supported by an accommodative central bank and steady demand for higher yielding sectors as the global economy posted positive growth.
Sector allocation which included overweights to spread sectors and underweights to U.S. Treasuries was the primary driver of outperformance for the year. Corporate allocations were the largest contributor, as the Portfolio capitalized on
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Voya Investment Grade Credit Fund - Class P	4.5%
Voya Emerging Markets Hard Currency Debt Fund - Class P	3.8%
Voya Securitized Credit Fund - Class P	3.3%
Voya Emerging Markets Corporate Debt Fund - Class P	2.6%
Uniform Mortgage-Backed Securities, 3.000%, 01/01/50	2.0%
Voya High Yield Bond Fund - Class P	1.9%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.7%
United States Treasury Inflation Indexed Bonds, 0.250%, 07/15/29	1.4%
Uniform Mortgage-Backed Securities, 3.500%, 08/01/46	0.9%
Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/41	0.9%
Portfolio holdings are subject to change daily.
weakness in IG Corporates early in the year and benefited throughout 2019. Also, our overweight to emerging markets outperformed and contributed to results. Meanwhile, securitized sector allocations delivered mixed results. Positive contributions from Non-Agency residential mortgage-backed securities (“RMBS”) were offset by detractions from asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) allocations. ABS sectors trailed given the lower beta characteristics of the sector.
Security selection also contributed. Security selection across securitized added the most. Allocations to collateralized mortgage obligations (“CMOs”) within Agency RMBS, investments in more credit sensitive non-agency CMBS deals and investments in higher-yielding collateralized loan obligations (“CLOs”) within ABS all contributed to performance. Meanwhile, our more defensive security selection with the IG Corporate sector also contributed to performance.
Duration / yield curve positioning modestly detracted from performance. Defensive strategies implemented in the first quarter detracted from performance as rates declined. Duration has since been in line with the benchmark since the middle of the second quarter and for the balance of the trailing 12-month period, while we have tactically implemented a curve steepening strategy in the late part of the third quarter that was a modest contributor and we closed out 2019 with a bias towards curve flattening.

12

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

The Portfolio used derivatives such as used futures, swaps, options and forward contracts, for hedging and overall risk management. The use of derivatives positively impacted performance for the period.
Current Strategy and Outlook: Entering 2020, there are signs of steadying economic growth, especially outside the U.S. However, while we believe this positive outlook for growth will prove supportive to spread sectors, we also believe geopolitical and monetary policy uncertainty, coupled with somewhat rich valuations across many sectors, will limit potential upside.
Emerging markets are no stranger to political upheaval that can cause disruption and create opportunities. Heading into 2020, we believe that fiscal responsiveness to social unrest needs to be closely monitored. From this perspective, separating winners from losers in emerging markets requires identifying countries that will use fiscal stimulus that is investment oriented rather than implementing consumption based government programs. In addition, in our opinion, the degree of stimulus must be monitored and cannot threaten a country’s debt sustainability as well as the sovereign’s credit profile.
We continue to believe corporate credit risk is idiosyncratic, not systemic. We believe the path to future investment success will be paved by security selection as this backdrop favors idiosyncratic opportunities over broad market risk taking. When volatility does strike, perceived “losers” will be excessively punished and avoiding these investments will be critical. As we have over the past year, we will continue to view episodes of volatility in credit markets as fertile ground for identifying oversold individual credits with strong fundamentals.
Based on current valuations, we continue to favor securitized credit over corporate credit on a relative basis. Fundamentally, we believe agency mortgage-backed securities are attractive relative to Treasuries and other high-grade assets. In addition, we see opportunities in Non-Agency RMBS, CMBS and ABS as an attractive source of durable yield to capture while we diligently surveil markets for new opportunities.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
13

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	9.29%	3.26%	4.64%
Class I	9.85%	3.79%	5.19%
Class S	9.54%	3.52%	4.92%
Class S2	9.40%	3.38%	4.76%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Small Company Portfolio

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Industrials	19.0%
Financials	18.8%
Health Care	14.0%
Information Technology	12.8%
Consumer Discretionary	11.6%
Real Estate	7.3%
Consumer Staples	3.8%
Materials	3.2%
Energy	3.0%
Utilities	2.5%
Communication Services	1.9%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 26.21% compared to the Russell 2000® Index, which returned 25.52% for the same period.
Portfolio Specifics: The Portfolio outperformed the Russell 2000® Index during the reporting period due to favorable stock selection effects. Most notably, stock selection in the real estate and consumer durables and apparel sectors contributed the most to results. In contrast, holdings in the transportation and consumer services sectors detracted the most from performance. An allocation to cash, while within the typical range, and our underweight allocation to the pharmaceutical & biotechnology sector, were also headwinds during the period.
Among the main individual contributors to performance were Universal Forest Products, Inc., Helen of Troy Limited and Crocs, Inc.
Within the capital goods sector, an overweight position in Universal Forest Products Inc. generated positive results following solid quarterly earnings reports. Despite a softening in the housing environment and a decline in lumber prices, which have historically impacted investor sentiment, the company cited strong organic volume growth across its business segments. Company management continues to execute operationally, giving investors greater confidence in its long-term growth trajectory.
An overweight position in personal care and household products company Helen of Troy Limited contributed to
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Performance Food Group Co.	1.3%
j2 Global, Inc.	1.2%
Generac Holdings, Inc.	1.1%
Helen of Troy Ltd.	1.1%
STAG Industrial, Inc.	1.1%
First Financial Bancorp.	1.0%
Ryman Hospitality Properties	1.0%
Alamo Group, Inc.	1.0%
EMCOR Group, Inc.	1.0%
Columbia Banking System, Inc.	1.0%
Portfolio holdings are subject to change daily.
performance. The stock advanced throughout the period following the company’s reported sales and earnings per share that exceeded expectations, with notable growth in its housewares and beauty segments, as well as raised fiscal year 2020 guidance. The company has been able to successfully navigate tariff headwinds through a favorable mix in leadership brands growth and strong sales within housewares.
An overweight position in footwear and apparel company Crocs, Inc. was additive for performance. In addition to successfully implementing well-received price increases on its e-commerce site in North America with store price increases forthcoming, its shares advanced as the company redoubled their efforts in their core clog shoe. Furthermore, the Crocs, Inc. has spurred demand with celebrity collaborations and tightening up distribution driving strong “sell-throughs” that have allowed the company to increase pricing.
Among the key detractors for the period were Unit Corp., Merit Medical Systems, Inc. and Spirit Airlines, Inc.
An overweight position in natural gas and oil production company Unit Corp. detracted from results. Earlier in the period, its shares declined following the company’s disappointing first quarter 2019 earnings report. Despite strong margin performance in land drilling, the stock was under pressure, along with its natural gas producing peers, as the commodity traded off during the period. Second quarter earnings that fell short of expectations and lowered capital and production guidance also weighed on the stock.

15

Voya Small Company Portfolio	Portfolio Managers’ Report

An overweight position in disposable medical devices company Merit Medical Systems, Inc. was a headwind for returns. The stock traded off following disappointing second quarter 2019 earnings results and trimmed guidance. While the company reported a better-than-expected organic growth and guided for continued strength into 2019/20, its gross margins came in well below expectations. Following an improvement in gross margins over the past three years, this decline heightened investor concerns.
An overweight position in Spirit Airlines, Inc. detracted from returns, primarily due to second quarter 2019 earnings results. While EPS beat forecasts, the company’s weaker-than-expected second half of 2019 cost guidance, largely due to weather-related flight disruptions, triggered investor concerns.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
16

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	25.56%	7.32%	10.97%
Class I	26.21%	7.86%	11.52%
Class R6(1)	26.20%	7.86%	11.52%
Class S	25.86%	7.59%	11.24%
Russell 2000® Index	25.52%	8.23%	11.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

17

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Balanced Portfolio
Class I	$1,000.00	$1,063.60	0.69%	$3.59	$1,000.00	$1,021.73	0.69%	$3.52
Class S	1,000.00	1,062.60	0.94	4.89	1,000.00	1,020.47	0.94	4.79
Voya Global Equity Portfolio
Class ADV	$1,000.00	$1,062.40	1.10%	$5.72	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,065.40	0.60	3.12	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,064.30	0.85	4.42	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,063.70	1.00	5.20	1,000.00	1,020.16	1.00	5.09
Class T	1,000.00	1,063.00	1.20	6.24	1,000.00	1,019.16	1.20	6.11
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,008.70	0.34%	$1.72	$1,000.00	$1,023.49	0.34%	$1.73
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,094.30	1.03%	$5.44	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,096.90	0.58	3.07	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,095.50	0.83	4.38	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,094.50	0.98	5.17	1,000.00	1,020.27	0.98	4.99
18

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,024.70	1.03%	$5.26	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,027.20	0.53	2.71	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,025.20	0.78	3.98	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	1,024.40	0.93	4.75	1,000.00	1,020.52	0.93	4.74
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,072.90	1.39%	$7.26	$1,000.00	$1,018.20	1.39%	$7.07
Class I	1,000.00	1,075.80	0.89	4.66	1,000.00	1,020.72	0.89	4.53
Class R6	1,000.00	1,075.10	0.89	4.66	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,073.60	1.14	5.96	1,000.00	1,019.46	1.14	5.80

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Boards of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, and Voya Intermediate Bond Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (the Funds), each a series of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively, including the summary portfolios and portfolio of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 26, 2020
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$302,850,778	$707,118,533	$—
Investments in affiliated underlying funds at fair value**	55,041,400	—	—
Short-term investments at fair value***	12,438,445	13,627,802	—
Repurchase agreements	—	—	210,406,000
Short-term investments at amortized cost	—	—	258,473,476
Cash	261,415	107,359	5,910
Cash collateral for futures	968,584	—	—
Cash pledged for centrally cleared swaps (Note 2)	342,000	—	—
Foreign currencies at value****	74,042	2,224	—
Receivables:
Investment securities sold	6,779,219	45,517	—
Fund shares sold	39,390	1,037,483	453,766
Dividends	157,993	1,407,259	21,646
Interest	324,598	54	98,738
Foreign tax reclaims	129,015	1,274,259	—
Unrealized appreciation on forward foreign currency contracts	4,622	—	—
Unrealized appreciation on OTC swap agreements	781	—	—
Variation margin receivable on centrally cleared swaps	4,641	—	—
Prepaid expenses	2,636	4,237	3,319
Other assets	54,856	63,174	135,677
Total assets	379,474,415	724,687,901	469,598,532
LIABILITIES:
Payable for investment securities purchased	2,674,542	45,488	—
Payable for fund shares redeemed	30,562	178,485	17,225
Payable upon receipt of securities loaned	2,643,031	12,780,802	—
Unrealized depreciation on forward foreign currency contracts	14,899	—	—
Unrealized depreciation on forward premium swaptions	10,956	—	—
Payable for investment management fees	189,305	330,820	121,349
Payable for distribution and shareholder service fees	529	122,893	—
Payable for directors/ trustees fees	1,841	3,133	2,311
Payable to directors/ trustees under the deferred compensation plan (Note 6)	54,856	63,174	135,677
Other accrued expenses and liabilities	140,134	192,654	50,613
Total liabilities	5,760,655	13,717,449	327,175
NET ASSETS	$373,713,760	$710,970,452	$469,271,357
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$326,756,695	$673,633,079	$469,406,686
Total distributable earnings (loss)	46,957,065	37,337,373	(135,329)
NET ASSETS	$373,713,760	$710,970,452	$469,271,357
+ Including securities loaned at value	$2,576,040	$12,161,097	$—
* Cost of investments in securities	$272,585,952	$650,194,179	$—
** Cost of investments in affiliated underlying funds	$54,689,873	$—	$—
*** Cost of short-term investments	$12,437,711	$13,627,802	$—
**** Cost of foreign currencies	$73,791	$2,178	$—
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$15,664,919	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,445,938	n/a
Net asset value and redemption price per share	n/a	$10.83	n/a
Class I
Net assets	$371,202,457	$149,439,181	$469,271,357
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	23,624,682	13,811,835	469,148,514
Net asset value and redemption price per share	$15.71	$10.82	$1.00
Class S
Net assets	$2,511,303	$542,302,871	n/a
Shares authorized	500,000,000	300,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	160,766	49,900,905	n/a
Net asset value and redemption price per share	$15.62	$10.87	n/a
Class S2
Net assets	n/a	$331,875	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	30,927	n/a
Net asset value and redemption price per share	n/a	$10.73	n/a
Class T
Net assets	n/a	$3,231,606	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	297,949	n/a
Net asset value and redemption price per share	n/a	$10.85	n/a
See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$3,158,199,877	$2,868,738,140	$515,284,851
Investments in affiliated underlying funds at fair value**	—	654,828,347	—
Short-term investments at fair value***	73,005,946	73,872,278	13,407,403
Cash	722,703	—	67,825
Cash collateral for futures	—	5,854,270	—
Cash pledged for centrally cleared swaps (Note 2)	—	7,716,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	410,000	—
Foreign currencies at value****	—	990	—
Receivables:
Investment securities sold	—	202,048	17,922,919
Fund shares sold	5,702	24,727,639	28,505
Dividends	3,157,181	4,364	322,669
Interest	917	16,023,784	48
Foreign tax reclaims	194,039	—	—
Unrealized appreciation on forward foreign currency contracts	—	294,764	—
Unrealized appreciation on OTC swap agreements	—	44,415	—
Variation margin receivable on centrally cleared swaps	—	783,525	—
Prepaid expenses	21,741	25,529	4,136
Other assets	268,135	390,835	48,941
Total assets	3,235,576,241	3,653,916,928	547,087,297
LIABILITIES:
Income distribution payable	—	614	—
Payable for investment securities purchased	—	25,560,000	7,141,510
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	32,368,261	—
Payable for fund shares redeemed	6,873,965	700,295	630,433
Payable upon receipt of securities loaned	50,791,946	55,755,716	11,932,403
Unrealized depreciation on forward foreign currency contracts	—	979,694	—
Unrealized depreciation on forward premium swaptions	—	398,663	—
Payable for investment management fees	1,489,777	1,495,891	377,264
Payable for distribution and shareholder service fees	443,626	594,210	21,227
Payable to custodian due to bank overdraft	—	2,393	—
Payable for directors/ trustees fees	15,455	17,793	2,683
Payable to directors/ trustees under the deferred compensation plan (Note 6)	268,135	390,835	48,941
Other accrued expenses and liabilities	372,478	573,383	128,365
Total liabilities	60,255,382	118,837,748	20,282,826
NET ASSETS	$3,175,320,859	$3,535,079,180	$526,804,471
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,420,285,725	$3,460,289,857	$478,077,038
Total distributable earnings	755,035,134	74,789,323	48,727,433
NET ASSETS	$3,175,320,859	$3,535,079,180	$526,804,471
+ Including securities loaned at value	$49,620,164	$54,404,626	$11,668,031
* Cost of investments in securities	$2,455,417,864	$2,787,964,394	$465,539,337
** Cost of investments in affiliated underlying funds	$—	$653,882,057	$—
*** Cost of short-term investments	$73,005,946	$73,872,906	$13,407,403
**** Cost of foreign currencies	$—	$9,467	$—
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$896,424,321	$291,206,645	$7,226,881
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	32,089,850	22,508,939	454,283
Net asset value and redemption price per share	$27.93	$12.94	$15.91
Class I
Net assets	$1,798,926,933	$1,023,644,828	$427,877,318
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	63,252,712	78,276,330	25,114,003
Net asset value and redemption price per share	$28.44	$13.08	$17.04
Class R6
Net assets	n/a	n/a	$5,665,187
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	332,374
Net asset value and redemption price per share	n/a	n/a	$17.04
Class S
Net assets	$479,675,911	$2,198,826,947	$86,035,085
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	17,157,814	169,285,323	5,219,632
Net asset value and redemption price per share	$27.96	$12.99	$16.48
Class S2
Net assets	$293,694	$21,400,760	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	10,644	1,653,873	n/a
Net asset value and redemption price per share	$27.59	$12.94	n/a
See Accompanying Notes to Financial Statements
24

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,112,545	$21,730,023	$57,263	$67,918,639
Dividends from affiliated underlying funds	1,903,493	—	—	—
Interest	2,673,214	—	10,119,989	1,140
Securities lending income, net	63,159	153,309	—	199,101
Total investment income	10,752,411	21,883,332	10,177,252	68,118,880
EXPENSES:
Investment management fees	2,208,950	3,471,237	1,617,758	18,546,308
Distribution and shareholder service fees:
Class ADV	—	78,953	—	4,412,249
Class S	6,838	1,111,195	—	1,192,222
Class S2	—	1,336	—	1,603
Class T	—	175,507	—	—
Transfer agent fees	552	1,213	686	8,745
Shareholder reporting expense	40,150	54,442	38,732	204,740
Professional fees	28,105	45,725	29,930	137,924
Custody and accounting expense	175,240	121,949	40,724	284,191
Directors/ trustees fees	14,726	25,066	18,488	123,642
Licensing fee (Note 7)	20,391	—	—	—
Miscellaneous expense	22,664	31,682	17,623	119,460
Interest expense	23,759	2,730	11,533	4,897
Total expenses	2,541,375	5,121,035	1,775,474	25,035,981
Waived and reimbursed fees	—	(35,102)	(208,002)	(1,832,233)
Brokerage commission recapture	—	(118)	—	—
Net expenses	2,541,375	5,085,815	1,567,472	23,203,748
Net investment income	8,211,036	16,797,517	8,609,780	44,915,132
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,205,306	(1,915,122)	336,785	259,507,222
Sale of affiliated underlying funds	109,081	—	—	—
Forward foreign currency contracts	(81,808)	31,711	—	—
Foreign currency related transactions	47,385	(63,062)	—	—
Futures	1,708,608	—	—	—
Swaps	20,856	—	—	—
Written options	(181,790)	—	—	—
Net realized gain (loss)	8,827,638	(1,946,473)	336,785	259,507,222
Net change in unrealized appreciation (depreciation) on:
Investments	45,577,098	110,123,375	—	467,354,641
Affiliated underlying funds	1,014,002	—	—	—
Forward foreign currency contracts	(1,887)	—	—	—
Foreign currency related transactions	3,055	10,595	—	—
Futures	178,046	—	—	—
Swaps	98,295	—	—	—
Net change in unrealized appreciation (depreciation)	46,868,609	110,133,970	—	467,354,641
Net realized and unrealized gain	55,696,247	108,187,497	336,785	726,861,863
Increase in net assets resulting from operations	$63,907,283	$124,985,014	$8,946,565	$771,776,995
* Foreign taxes withheld	$111,518	$1,021,721	$—	$595,559
See Accompanying Notes to Financial Statements
25

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$123,790	$7,101,210
Dividends from affiliated underlying funds	32,503,970	—
Interest, net of foreign taxes withheld*	106,387,189	73
Securities lending income, net	241,826	76,410
Total investment income	139,256,775	7,177,693
EXPENSES:
Investment management fees	17,792,989	4,560,816
Distribution and shareholder service fees:
Class ADV	1,390,589	34,530
Class S	5,628,948	215,381
Class S2	83,765	—
Transfer agent fees	5,676	1,183
Shareholder reporting expense	226,320	51,100
Professional fees	142,750	37,495
Custody and accounting expense	368,650	78,550
Directors/ trustees fees	142,344	21,463
Miscellaneous expense	123,366	40,214
Interest expense	212	2,496
Total expenses	25,905,609	5,043,228
Recouped and reimbursed fees	49,152	—
Net expenses	25,954,761	5,043,228
Net investment income	113,302,014	2,134,465
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	41,163,039	7,924,479
Sale of affiliated underlying funds	(3,799,321)	—
Capital gain distributions from affiliated underlying funds	3,495,326	—
Forward foreign currency contracts	(104,867)	—
Foreign currency related transactions	252,600	—
Futures	32,156,327	—
Swaps	(752,256)	—
Written options	(6,411,164)	—
Net realized gain	65,999,684	7,924,479
Net change in unrealized appreciation (depreciation) on:
Investments	107,162,550	117,688,693
Affiliated underlying funds	49,922,773	—
Forward foreign currency contracts	(398,799)	—
Foreign currency related transactions	(8,472)	—
Futures	(12,234,434)	—
Swaps	2,123,466	—
Net change in unrealized appreciation (depreciation)	146,567,084	117,688,693
Net realized and unrealized gain	212,566,768	125,613,172
Increase in net assets resulting from operations	$325,868,782	$127,747,637
* Foreign taxes withheld	$431	$7,929
See Accompanying Notes to Financial Statements
26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$8,211,036	$8,762,903	$16,797,517	$15,693,673
Net realized gain (loss)	8,827,638	16,935,621	(1,946,473)	98,552,173
Net change in unrealized appreciation (depreciation)	46,868,609	(51,171,067)	110,133,970	(169,316,675)
Increase (decrease) in net assets resulting from operations	63,907,283	(25,472,543)	124,985,014	(55,070,829)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(1,142,858)	(678,675)
Class I	(23,387,273)	(38,219,666)	(10,887,339)	(7,921,491)
Class S	(177,792)	(289,441)	(30,582,123)	(19,537,870)
Class S2	—	—	(22,028)	(13,091)
Class T	—	—	(2,178,172)	(1,273,805)
Total distributions	(23,565,065)	(38,509,107)	(44,812,520)	(29,424,932)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,604,962	19,110,433	35,321,065	8,257,608
Proceeds from shares issued in merger (Note 14)	—	—	120,666,328	—
Reinvestment of distributions	23,565,065	38,509,107	44,812,520	29,424,932
	29,170,027	57,619,540	200,799,913	37,682,540
Cost of shares redeemed	(46,279,105)	(71,719,538)	(125,172,096)	(101,268,523)
Net increase (decrease) in net assets resulting from capital share transactions	(17,109,078)	(14,099,998)	75,627,817	(63,585,983)
Net increase (decrease) in net assets	23,233,140	(78,081,648)	155,800,311	(148,081,744)
NET ASSETS:
Beginning of year or period	350,480,620	428,562,268	555,170,141	703,251,885
End of year or period	$373,713,760	$350,480,620	$710,970,452	$555,170,141
See Accompanying Notes to Financial Statements
27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$8,609,780	$6,657,582	$44,915,132	$51,972,509
Net realized gain	336,785	81,704	259,507,222	300,209,924
Net change in unrealized appreciation (depreciation)	—	—	467,354,641	(482,083,171)
Increase (decrease) in net assets resulting from operations	8,946,565	6,739,286	771,776,995	(129,900,738)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(98,849,016)	(99,614,503)
Class I	(8,951,042)	(6,729,717)	(200,436,132)	(197,263,266)
Class S(1)	—	(591)	(54,032,226)	(55,646,599)
Class S2	—	—	(36,281)	(48,307)
Total distributions	(8,951,042)	(6,730,308)	(353,353,655)	(352,572,675)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	85,202,977	116,264,254	7,667,948	14,502,562
Reinvestment of distributions	8,951,042	6,730,039	353,133,065	352,351,607
	94,154,019	122,994,293	360,801,013	366,854,169
Cost of shares redeemed	(88,069,498)	(98,447,467)	(483,242,750)	(478,362,629)
Net increase (decrease) in net assets resulting from capital share transactions	6,084,521	24,546,826	(122,441,737)	(111,508,460)
Net increase (decrease) in net assets	6,080,044	24,555,804	295,981,603	(593,981,873)
NET ASSETS:
Beginning of year or period	463,191,313	438,635,509	2,879,339,256	3,473,321,129
End of year or period	$469,271,357	$463,191,313	$3,175,320,859	$2,879,339,256

(1)
Class S of Voya Government Money Market Portfolio was fully redeemed on August 29, 2018.

See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$113,302,014	$122,589,915	$2,134,465	$1,794,210
Net realized gain (loss)	65,999,684	(46,771,753)	7,924,479	63,492,935
Net change in unrealized appreciation (depreciation)	146,567,084	(110,400,525)	117,688,693	(163,071,636)
Increase (decrease) in net assets resulting from operations	325,868,782	(34,582,363)	127,747,637	(97,784,491)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(8,383,955)	(9,119,081)	(1,001,250)	(1,214,551)
Class I	(35,371,437)	(37,979,967)	(60,093,482)	(83,024,164)
Class R6	—	—	(889,586)	(1,074,401)
Class S	(73,267,399)	(82,137,787)	(12,637,157)	(15,968,030)
Class S2	(651,433)	(747,515)	—	—
Total distributions	(117,674,224)	(129,984,350)	(74,621,475)	(101,281,146)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	144,881,394	105,606,814	27,464,775	61,001,640
Reinvestment of distributions	117,666,869	129,976,588	74,621,475	101,281,146
	262,548,263	235,583,402	102,086,250	162,282,786
Cost of shares redeemed	(464,637,605)	(584,311,413)	(156,108,012)	(168,560,259)
Net decrease in net assets resulting from capital share transactions	(202,089,342)	(348,728,011)	(54,021,762)	(6,277,473)
Net increase (decrease) in net assets	6,105,216	(513,294,724)	(895,600)	(205,343,110)
NET ASSETS:
Beginning of year or period	3,528,973,964	4,042,268,688	527,700,071	733,043,181
End of year or period	$3,535,079,180	$3,528,973,964	$526,804,471	$527,700,071
See Accompanying Notes to Financial Statements
29

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-19	14.10	0.33•	2.26	2.59	0.37	0.61	—	0.98	—	15.71	19.11	0.69	0.69	0.69	2.23	371,202	113
12-31-18	16.69	0.34•	(1.37)	(1.03)	0.36	1.20	—	1.56	—	14.10	(6.83)	0.67	0.67	0.67	2.20	347,788	184
12-31-17	14.93	0.32•	1.85	2.17	0.41	—	—	0.41	—	16.69	14.73	0.67	0.65	0.65	2.01	425,002	174
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
Class S
12-31-19	14.02	0.29•	2.25	2.54	0.33	0.61	—	0.94	—	15.62	18.80	0.94	0.94	0.94	1.98	2,511	113
12-31-18	16.59	0.30•	(1.36)	(1.06)	0.31	1.20	—	1.51	—	14.02	(7.03)	0.92	0.92	0.92	1.94	2,693	184
12-31-17	14.85	0.28•	1.82	2.10	0.36	—	—	0.36	—	16.59	14.37	0.92	0.90	0.90	1.76	3,560	174
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
Voya Global Equity Portfolio
Class ADV
12-31-19	9.63	0.25	1.71	1.96	0.24	0.52	—	0.76	—	10.83	21.06	1.10	1.10	1.10	2.43	15,665	63
12-31-18	11.02	0.23•	(1.21)	(0.98)	0.40	0.01	—	0.41	—	9.63	(9.26)(a)	1.12	1.11	1.11	2.12	15,225	147
12-31-17	9.12	0.14•	1.95	2.09	0.19	—	—	0.19	—	11.02	23.10	1.10	1.10	1.10	1.43	19,605	60
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(b)	1.11	1.11	1.11	2.26	23,880	83
Class I
12-31-19	9.62	0.30	1.71	2.01	0.29	0.52	—	0.81	—	10.82	21.68	0.60	0.60	0.60	2.92	149,439	63
12-31-18	11.13	0.29•	(1.22)	(0.93)	0.57	0.01	—	0.58	—	9.62	(8.85)(a)	0.62	0.61	0.61	2.63	132,480	147
12-31-17	9.21	0.20•	1.96	2.16	0.24	—	—	0.24	—	11.13	23.73	0.60	0.60	0.60	1.91	162,746	60
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
03-05-15(5) -
12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(b)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-19	9.66	0.27	1.73	2.00	0.27	0.52	—	0.79	—	10.87	21.41	0.85	0.85	0.85	2.62	542,303	63
12-31-18	11.12	0.26•	(1.23)	(0.97)	0.48	0.01	—	0.49	—	9.66	(9.11)(a)	0.87	0.86	0.86	2.37	375,359	147
12-31-17	9.20	0.17•	1.96	2.13	0.21	—	—	0.21	—	11.12	23.44	0.85	0.85	0.85	1.67	480,936	60
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(b)	0.86	0.86	0.86	2.38	558,519	83
Class S2
12-31-19	9.54	0.26•	1.70	1.96	0.25	0.52	—	0.77	—	10.73	21.26	1.00	1.00	1.00	2.59	332	63
12-31-18	10.95	0.23•	(1.20)	(0.97)	0.43	0.01	—	0.44	—	9.54	(9.27)(a)	1.02	1.01	1.01	2.17	273	147
12-31-17	9.07	0.15•	1.94	2.09	0.21	—	—	0.21	—	10.95	23.29	1.00	1.00	1.00	1.46	422	60
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
03-05-15(5) -
12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(b)	1.11	1.01	1.01	1.86	288	83
See Accompanying Notes to Financial Statements
30

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Portfolio (continued)
Class T
12-31-19	9.59	0.26•	1.69	1.95	0.17	0.52	—	0.69	—	10.85	21.05	1.35	1.20	1.20	2.56	3,232	63
12-31-18	10.96	0.22•	(1.21)	(0.99)	0.37	0.01	—	0.38	—	9.59	(9.41)(a)	1.37	1.21	1.21	2.03	31,833	147
12-31-17	9.07	0.13•	1.93	2.06	0.17	—	—	0.17	—	10.96	22.95	1.35	1.20	1.20	1.30	39,544	60
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
03-05-15(5) -
12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(b)	1.36	1.21	1.21	2.21	53,997	83
Voya Government Money Market Portfolio
Class I
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.96	0.39	0.34	0.34	1.86	469,271	—
12-31-18	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.56	0.39	0.34	0.34	1.54	463,191	—
12-31-17	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.61	0.39	0.34	0.34	0.58	438,591	—
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
Voya Growth and Income Portfolio
Class ADV
12-31-19	24.42	0.35	6.42	6.77	0.35	2.91	—	3.26	—	27.93	28.29	1.13	1.03	1.03	1.17	896,424	69
12-31-18	28.94	0.37•	(1.75)	(1.38)	0.39	2.75	—	3.14	—	24.42	(4.88)	1.13	1.03	1.03	1.29	824,943	84
12-31-17	27.51	0.36•	5.06	5.42	0.41	3.58	—	3.99	—	28.94	19.79	1.13	1.03	1.03	1.21	1,010,017	80
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
Class I
12-31-19	24.81	0.48	6.54	7.02	0.48	2.91	—	3.39	—	28.44	28.88	0.63	0.58	0.58	1.62	1,798,927	69
12-31-18	29.37	0.51•	(1.79)	(1.28)	0.53	2.75	—	3.28	—	24.81	(4.46)	0.63	0.58	0.58	1.74	1,602,432	84
12-31-17	27.87	0.51•	5.13	5.64	0.56	3.58	—	4.14	—	29.37	20.34	0.63	0.58	0.58	1.66	1,906,723	80
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
Class S
12-31-19	24.44	0.41	6.42	6.83	0.40	2.91	—	3.31	—	27.96	28.55	0.88	0.83	0.83	1.37	479,676	69
12-31-18	28.97	0.43•	(1.76)	(1.33)	0.45	2.75	—	3.20	—	24.44	(4.69)	0.88	0.83	0.83	1.49	451,557	84
12-31-17	27.53	0.42•	5.07	5.49	0.47	3.58	—	4.05	—	28.97	20.06	0.88	0.83	0.83	1.41	556,169	80
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
Class S2
12-31-19	24.13	0.47	6.22	6.69	0.32	2.91	—	3.23	—	27.59	28.33	1.03	0.98	0.98	1.23	294	69
12-31-18	28.65	0.38•	(1.73)	(1.35)	0.42	2.75	—	3.17	—	24.13	(4.82)	1.03	0.98	0.98	1.34	407	84
12-31-17	27.27	0.38•	5.01	5.39	0.43	3.58	—	4.01	—	28.65	19.89	1.03	0.98	0.98	1.27	412	80
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
See Accompanying Notes to Financial Statements
31

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Portfolio
Class ADV
12-31-19	12.20	0.37	0.76	1.13	0.37	0.02	—	0.39	—	12.94	9.29	1.03	1.03	1.03	2.88	291,207	149
12-31-18	12.73	0.36	(0.50)	(0.14)	0.39	—	—	0.39	—	12.20	(1.08)	1.03	1.03	1.03	2.95	265,204	193
12-31-17	12.53	0.34	0.22	0.56	0.36	—	—	0.36	—	12.73	4.53	1.03	1.02	1.02	2.67	311,323	300
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
Class I
12-31-19	12.33	0.44	0.77	1.21	0.44	0.02	—	0.46	—	13.08	9.85	0.53	0.53	0.53	3.38	1,023,645	149
12-31-18	12.86	0.43	(0.50)	(0.07)	0.46	—	—	0.46	—	12.33	(0.54)	0.53	0.53	0.53	3.45	986,608	193
12-31-17	12.66	0.41	0.22	0.63	0.43	—	—	0.43	—	12.86	5.04	0.53	0.52	0.52	3.17	1,117,794	300
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
Class S
12-31-19	12.25	0.40	0.76	1.16	0.40	0.02	—	0.42	—	12.99	9.54	0.78	0.78	0.78	3.13	2,198,827	149
12-31-18	12.78	0.40	(0.51)	(0.11)	0.42	—	—	0.42	—	12.25	(0.82)	0.78	0.78	0.78	3.20	2,255,122	193
12-31-17	12.58	0.37	0.23	0.60	0.40	—	—	0.40	—	12.78	4.79	0.78	0.77	0.77	2.92	2,587,503	300
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
Class S2
12-31-19	12.20	0.38	0.76	1.14	0.38	0.02	—	0.40	—	12.94	9.40	0.93	0.93	0.93	2.99	21,401	149
12-31-18	12.73	0.38	(0.51)	(0.13)	0.40	—	—	0.40	—	12.20	(0.98)	0.93	0.93	0.93	3.05	22,040	193
12-31-17	12.53	0.35	0.22	0.57	0.37	—	—	0.37	—	12.73	4.63	0.93	0.92	0.92	2.77	25,649	300
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
Voya Small Company Portfolio
Class ADV
12-31-19	14.86	(0.01)	3.55	3.54	0.00*	2.49	—	2.49	—	15.91	25.56	1.39	1.39	1.39	(0.06)	7,227	125
12-31-18	20.95	(0.04)	(2.76)	(2.80)	0.02	3.27	—	3.29	—	14.86	(16.22)	1.39	1.39	1.39	(0.18)	6,342	96
12-31-17	21.20	(0.01)	2.12	2.11	—	2.36	—	2.36	—	20.95	10.69	1.38	1.37	1.37	(0.01)	7,817	74
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
Class I
12-31-19	15.75	0.07•	3.78	3.85	0.07	2.49	—	2.56	—	17.04	26.21	0.89	0.89	0.89	0.44	427,877	125
12-31-18	22.01	0.06•	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.84)	0.89	0.89	0.89	0.31	435,019	96
12-31-17	22.12	0.10	2.23	2.33	0.08	2.36	—	2.44	—	22.01	11.29	0.88	0.87	0.87	0.49	607,230	74
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
See Accompanying Notes to Financial Statements
32

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Portfolio (continued)
Class R6
12-31-19	15.75	0.09	3.76	3.85	0.07	2.49	—	2.56	—	17.04	26.20	0.89	0.89	0.89	0.44	5,665	125
12-31-18	22.01	0.06	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.85)	0.89	0.89	0.89	0.33	6,115	96
12-31-17	22.13	0.11•	2.21	2.32	0.08	2.36	—	2.44	—	22.01	11.23	0.88	0.87	0.87	0.53	6,274	74
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
11-24-15(5) -
12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-19	15.30	0.03	3.66	3.69	0.02	2.49	—	2.51	—	16.48	25.86	1.14	1.14	1.14	0.20	86,035	125
12-31-18	21.46	0.02	(2.86)	(2.84)	0.05	3.27	—	3.32	—	15.30	(16.05)	1.14	1.14	1.14	0.06	80,225	96
12-31-17	21.63	0.05•	2.17	2.22	0.03	2.36	—	2.39	—	21.46	11.00	1.13	1.12	1.12	0.22	111,723	74
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a transition cost reimbursement recorded in the year ended December 31, 2018, total return for Voya Global Equity Portfolio would have been (9.37)%, (8.96)%, (9.22)%, (9.38)% and (9.52)% for Classes ADV, I, S, S2 and T, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, total return for Voya Global Equity Portfolio would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
33

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eighteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Equity Portfolio (“Global Equity”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub- Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

34

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the

35

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

36

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the

37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2019, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $5,403 and $339,179, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and volatility swaps were they to be unwound as of December 31, 2019. The Portfolios did not receive any cash collateral at December 31, 2019.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2019, Balanced and Intermediate Bond had a liability position of  $25,855 and $1,378,357, respectively, on open forward foreign currency contracts and forward premium swaptions with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2019, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2019, Intermediate Bond pledged $410,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not pledge any cash collateral at December 31, 2019.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of

38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2019, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$614,147	$1,666,292
Global Equity	4,816,896	6,004,686
Intermediate Bond	26,834,462	77,158,552
The above Portfolios entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2019. Global Equity did not have any open forward foreign currency contracts at December 31, 2019.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table within each
Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2019, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$41,091,477	$15,221,485
Intermediate Bond	424,083,431	161,220,292
Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2019.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are

39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2019, Balanced and Intermediate Bond had average notional values of $30,397,000 and $1,626,982,000, respectively, on purchased interest rate swap options (“swaptions”) to manage its duration strategy. The Portfolios did not have any open purchased interest rate swaptions at December 31, 2019.
During the year ended December 31, 2019, Balanced and Intermediate Bond had average notional values of $15,499,000 and $564,601,000, respectively, on written interest rate swaptions to generate income. The Portfolios did not have any open written interest rate swaptions at December 31, 2019.
During the year ended December 31, 2019, Balanced and Intermediate Bond had average notional values of $8,420,800 and $386,503,600, respectively, on purchased forward premium swaptions to manage duration and yield curve exposures. Please refer to the tables within the Portfolios of investments for open purchased forward premium swaptions at December 31, 2019.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global Equity declares and pays dividends, if any, quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table within the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2019.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2019, Balanced and Intermediate Bond had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to gain additional exposure with various sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market. Balanced and Intermediate Bond also sold credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market.
For the year ended December 31, 2019, Balanced had an average notional amount of  $2,030,968 on credit default swaps to buy protection and an average notional amount of $1,580,624 on credit default swaps to sell protection. For the year ended December 31, 2019, Intermediate Bond had an average notional amount of  $122,735,771 on credit default swaps to buy protection and an average notional amount of  $33,687,500 on credit default swaps to sell protection. Please refer to the tables within the Portfolio of Investments for Balanced and Intermediate Bond for open credit default swaps to buy and sell protection (Balanced only) at December 31, 2019. Intermediate Bond did not have any open credit default swaps to sell protection at December 31, 2019.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2019, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $5,663,800 and $528,216,667, respectively.
For the year ended December 31, 2019, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $6,512,600 and $386,779,000, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table within each respective Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2019.
At December 31, 2019, Balanced and Intermediate Bond had pledged $342,000 and $7,716,000, respectively, in cash collateral for open centrally cleared swaps.
Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended December 31, 2019, Balanced and Intermediate Bond had average notional amounts of $5,500 and $336,000, respectively, on foreign currency volatility swaps (receiver). Please refer to the tables within each respective Portfolio of Investments for open volatility swaps at December 31, 2019.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$241,792,602	$251,088,916
Global Equity	397,083,875	466,600,754
Growth and Income	2,105,007,440	2,525,605,403
Intermediate Bond	1,001,415,633	1,288,227,929
Small Company	648,724,972	772,468,215
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$156,689,385	$176,577,875
Intermediate Bond	4,416,307,479	4,474,256,917
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced	0.60%
Global Equity	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(1)	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company	0.85%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares.
Under the Plan for Class T shares of Global Equity, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Equity’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Equity, so that the actual fee paid by Class T shares of Global Equity is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Equity are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global Equity. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expense) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2019, there were no waivers necessary for the Portfolio to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2019, the Portfolio did not have any amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	8.49%
	Intermediate Bond	10.90
	Small Company	13.35
Voya Retirement Insurance and Annuity Company	Balanced	88.06
	Global Equity	19.31
	Government Money Market	88.78
	Growth and Income	52.61
	Intermediate Bond	25.40
	Small Company	53.83
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
Balanced pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global Equity	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company	1.43%	0.93%	0.93%	1.18%	N/A	N/A
Pursuant to a side letter agreement through May 1, 2021, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global Equity	1.10%	0.60%	0.85%	1.00%	1.20%
Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as belows:
	December 31,
	2020	2021	2022	Total
Intermediate Bond	$—	$900	$—	$900
The Expense Limitation Agreements are contractual through May 1, 2020, with the exception of Global Equity, which is through May 1, 2021, and shall renew

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2019:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	18	$13,474,449	3.43%
Global Equity	11	2,197,364	3.36
Small Company	1	19,277,000	3.44

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2019	351,587	—	1,642,365	(3,035,576)	(1,041,624)	5,333,224	—	23,387,273	(45,351,053)	(16,630,556)
12/31/2018	1,258,334	—	2,512,799	(4,573,811)	(802,678)	19,084,047	—	38,219,666	(71,034,966)	(13,731,253)
Class S
12/31/2019	18,032	—	12,538	(61,920)	(31,350)	271,738	—	177,792	(928,052)	(478,522)
12/31/2018	1,699	—	19,105	(43,317)	(22,513)	26,386	—	289,441	(684,572)	(368,745)
Global Equity
Class ADV
12/31/2019	21,425	634	113,136	(270,243)	(135,048)	225,545	6,255	1,142,858	(2,797,995)	(1,423,337)
12/31/2018	44,554	—	62,851	(304,817)	(197,412)	470,027	—	678,675	(3,279,330)	(2,130,628)
Class I
12/31/2019	203,757	423,746	1,075,357	(1,659,519)	43,341	2,112,427	4,181,994	10,887,339	(17,217,879)	(36,119)
12/31/2018	261,347	—	739,818	(1,855,080)	(853,915)	2,781,443	—	7,921,491	(20,247,607)	(9,544,673)
Class S
12/31/2019	3,166,638	11,756,148	3,008,997	(6,879,858)	11,051,925	31,546,713	116,478,079	30,582,123	(71,776,716)	106,830,199
12/31/2018	299,721	—	1,811,246	(6,528,913)	(4,417,946)	3,059,321	—	19,537,870	(71,301,380)	(48,704,189)
Class S2
12/31/2019	3,476	—	2,199	(3,322)	2,353	35,649	—	22,028	(34,559)	23,118
12/31/2018	3,763	—	1,225	(14,948)	(9,960)	40,377	—	13,091	(161,475)	(108,007)
Class T
12/31/2019	135,758	—	217,134	(3,372,958)	(3,020,066)	1,400,731	—	2,178,172	(33,344,947)	(29,766,044)
12/31/2018	175,082	—	118,192	(583,205)	(289,931)	1,906,440	—	1,273,805	(6,278,731)	(3,098,486)
47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Government Money Market
Class I
12/31/2019	85,202,979	—	8,951,041	(88,069,498)	6,084,522	85,202,977	—	8,951,042	(88,069,498)	6,084,521
12/31/2018	115,686,913	—	6,729,717	(97,825,734)	24,590,896	115,686,913	—	6,729,717	(97,825,734)	24,590,896
Class S(1)
12/31/2019	—	—	—	—	—	—	—	—	—	—
12/31/2018	577,341	—	321	(621,733)	(44,071)	577,341	—	322	(621,733)	(44,070)
Growth and Income
Class ADV
12/31/2019	53,190	—	3,607,663	(5,347,857)	(1,687,004)	1,450,453	—	98,849,015	(148,158,336)	(47,858,868)
12/31/2018	205,452	—	3,921,351	(5,245,549)	(1,118,746)	5,773,044	—	99,614,503	(151,632,769)	(46,245,222)
Class I
12/31/2019	161,995	—	7,170,224	(8,663,056)	(1,330,837)	4,600,380	—	200,215,543	(242,375,120)	(37,559,197)
12/31/2018	203,896	—	7,653,598	(8,192,407)	(334,913)	5,912,887	—	197,042,198	(239,964,004)	(37,008,919)
Class S
12/31/2019	58,840	—	1,969,256	(3,348,004)	(1,319,908)	1,596,551	—	54,032,225	(92,475,107)	(36,846,331)
12/31/2018	97,255	—	2,190,453	(3,009,357)	(721,649)	2,797,176	—	55,646,599	(86,761,980)	(28,318,205)
Class S2
12/31/2019	767	—	1,344	(8,337)	(6,226)	20,564	—	36,282	(234,187)	(177,341)
12/31/2018	678	—	1,932	(137)	2,473	19,455	—	48,307	(3,876)	63,886
Intermediate Bond
Class ADV
12/31/2019	1,892,902	—	656,004	(1,774,527)	774,379	24,162,338	—	8,383,955	(22,547,484)	9,998,809
12/31/2018	672,787	—	741,533	(4,143,671)	(2,729,351)	8,401,669	—	9,119,082	(50,913,601)	(33,392,850)
Class I
12/31/2019	5,649,168	—	2,738,213	(10,104,842)	(1,717,461)	72,678,565	—	35,364,083	(129,263,245)	(21,220,597)
12/31/2018	3,851,385	—	3,054,743	(13,813,548)	(6,907,420)	48,108,912	—	37,972,205	(172,012,250)	(85,931,133)
Class S
12/31/2019	3,411,206	—	5,713,372	(23,924,489)	(14,799,911)	43,821,723	—	73,267,398	(306,088,309)	(188,999,188)
12/31/2018	3,629,370	—	6,652,401	(28,721,844)	(18,440,073)	45,716,649	—	82,137,715	(354,654,934)	(226,800,570)
Class S2
12/31/2019	329,802	—	51,005	(532,795)	(151,988)	4,218,768	—	651,433	(6,738,567)	(1,868,366)
12/31/2018	273,813	—	60,778	(543,827)	(209,236)	3,379,584	—	747,586	(6,730,628)	(2,603,458)
Small Company
Class ADV
12/31/2019	60,519	—	69,580	(102,697)	27,402	932,918	—	1,001,250	(1,592,828)	341,340
12/31/2018	93,822	—	66,734	(106,730)	53,826	1,728,493	—	1,214,551	(1,948,390)	994,654
Class I
12/31/2019	1,363,664	—	3,912,336	(7,789,581)	(2,513,581)	22,932,371	—	60,093,482	(135,241,464)	(52,215,611)
12/31/2018	2,715,237	—	4,317,429	(6,999,766)	32,900	51,418,584	—	83,024,164	(143,594,984)	(9,152,236)
Class R6
12/31/2019	35,249	—	57,878	(148,954)	(55,827)	599,447	—	889,586	(2,490,506)	(1,001,473)
12/31/2018	114,739	—	55,842	(67,395)	103,186	2,344,484	—	1,074,401	(1,301,750)	2,117,135
Class S
12/31/2019	173,730	—	848,701	(1,047,423)	(24,992)	3,000,039	—	12,637,157	(16,783,214)	(1,146,018)
12/31/2018	297,279	—	853,449	(1,112,733)	37,995	5,510,079	—	15,968,030	(21,715,135)	(237,026)

(1)
Share class was fully redeemed on August 29, 2018.

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2019:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$44,906	$(44,906)	$—
Credit Suisse AG	14,505	(14,505)	—
Goldman Sachs & Co. LLC	43,722	(43,722)	—
J.P. Morgan Securities LLC	478,200	(478,200)	—
Mizuho Securities USA LLC	849,900	(849,900)	—
Morgan Stanley & Co. LLC	77,114	(77,114)	—
National Bank of Canada Financial Inc	115,977	(115,977)	—
National Financial Services LLC	3,125	(3,125)	—
Natixis Securities America LLC	18,559	(18,559)	—
Nomura Securities International, Inc	729,255	(729,255)	—
Societe Generale	200,777	(200,777)	—
Total	$2,576,040	$(2,576,040)	$—

(1)
Collateral with a fair value of  $2,643,031 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$374,920	$(374,920)	$—
Goldman Sachs & Co. LLC	4,247,785	(4,247,785)	—
Nomura Securities International, Inc	3,692,695	(3,692,695)	—
UBS AG	3,845,697	(3,845,697)	—
Total	$12,161,097	$(12,161,097)	$—

(1)
Collateral with a fair value of  $12,780,802 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,963,160	$(1,963,160)	$—
Citigroup Global Markets Inc	10,709,358	(10,709,358)	—
Credit Suisse AG	10,906,624	(10,906,624)	—
Goldman Sachs & Co. LLC	1,377,128	(1,377,128)	—
J.P. Morgan Securities LLC	17,681,560	(17,681,560)	—
Morgan Stanley & Co. LLC	2,378,888	(2,378,888)	—
Natixis Securities America LLC	346,440	(346,440)	—
Scotia Capital (USA) Inc	987,758	(987,758)	—
State Street Bank and Trust Company	490,539	(490,539)	—

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Growth and Income (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Wells Fargo Bank NA	2,619,924	(2,619,924)	—
Wells Fargo Securities LLC	158,785	(158,785)	—
Total	$49,620,164	$(49,620,164)	$—

(1)
Collateral with a fair value of  $50,791,946 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$2,613,248	$(2,613,248)	$—
BNP Paribas	1,072,944	(1,072,944)	—
BofA Securities Inc	11,325,158	(11,325,158)	—
Citadel Clearing LLC	3,055,792	(3,055,792)	—
Citigroup Global Markets Inc	1,109,189	(1,109,189)	—
Cowen Excecution Services LLC	329,547	(329,547)	—
Credit Suisse Securities (USA) LLC	631,241	(631,241)	—
Daiwa Capital Markets America Inc	2,441,671	(2,441,671)	—
Deutsche Bank Securities Inc	1,124,973	(1,124,973)	—
Goldman Sachs & Co. LLC	1,813,961	(1,813,961)	—
HSBC Securities (USA) Inc	1,115,187	(1,115,187)	—
J.P. Morgan Securities LLC	2,694,614	(2,694,614)	—
Janney Montgomery Scott LLC	1,016,673	(1,016,673)	—
Mizuho Securities USA LLC	2,370,653	(2,370,653)	—
Morgan Stanley & Co. LLC	3,547,147	(3,547,147)	—
MUFG Securities Americas Inc	284,783	(284,783)	—
National Bank Financial Inc	886,580	(886,580)	—
Nomura Securities International, Inc	2,111,832	(2,111,832)	—
Raymond James & Associates, Inc	450,887	(450,887)	—
RBC Capital Markets, LLC	35,530	(35,530)	—
Scotia Capital (USA) Inc	475,376	(475,376)	—
SunTrust Robinson Humphrey, Inc	508,336	(508,336)	—
UBS Securities LLC	1,838,888	(1,838,888)	—
Wells Fargo Securities LLC	11,550,416	(11,550,416)	—
Total	$54,404,626	$(54,404,626)	$—

(1)
Collateral with a fair value of  $55,755,716 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$131,675	$(131,675)	$—
BofA Securities Inc	944,803	(944,803)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	1,426,915	(1,426,915)
Cowen Execution Services LLC	539,889	(539,889)
Deutsche Bank Securities Inc	217,738	(217,738)
Goldman Sachs & Co. LLC	790,938	(790,938)
HSBC Bank PLC	44,093	(44,093)	—
J.P. Morgan Securities LLC	5,455,177	(5,455,177)	—
Morgan Stanley & Co. LLC	384,224	(384,224)	—
National Financial Services LLC	166,407	(166,407)	—
Scotia Capital (USA) Inc	504,410	(504,410)	—
State Street Bank and Trust Company	1,061,762	(1,061,762)	—
Total	$11,668,031	$(11,668,031)	$—

(1)
Collateral with a fair value of  $11,932,403 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$8,811,831	$14,753,234	$17,574,924	$20,934,183
Global Equity	16,108,952	28,703,568	28,894,555	530,377
Government Money Market	8,951,042	—	6,730,308	—
Growth and Income	44,737,928	308,615,727	110,032,441	242,540,234
Intermediate Bond	117,674,224	—	129,984,350	—
Small Company	17,627,644	56,993,831	17,759,580	83,521,566

50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
						Amount	Character	Expiration
Balanced	$13,585,655	$4,674,095	$—	$—	$28,750,802	$—	—	—
Global Equity	1,124,720	—	—	—	55,543,468	(8,634,135)	Short-term	None
						(10,636,386)	Long-term	None
						$(19,270,521)
Government Money Market	7,713	—	—	—	—	—	—	—
Growth and Income	—	54,759,408	—	—	700,529,616	—	—	—
Intermediate Bond	7,559,918	—	(4,508,482)	(7,280,052)	79,255,948	—	—	—
Small Company	4,340,819	4,804,582	—	—	39,615,646	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.
NOTE 14 — REORGANIZATION
On August 23, 2019, Global Equity (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of VY® Templeton Global Growth Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 30, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting

51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 14 — REORGANIZATION (continued)

period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows (Unaudited):
Net investment income	$19,504,276
Net realized and unrealized loss on investments	$105,448,232
Net decrease in net assets resulting from operations	$124,952,508
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 23, 2019. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Depreciation (000s)	Portfolios’ Unrealized Conversion Ratio
$120,666	$556,430	$17,820	$(1,879)	0.7298
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $677,095,962.
NOTE 15 — AUDITOR CHANGE (UNAUDITED)
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to each Trust and each Company, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no
“reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2019, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	NII	$0.0010	February 3, 2020	Daily
Class I	STCG	$0.0001	February 3, 2020	January 30, 2020
Intermediate Bond
Class ADV	NII	$0.0327	February 3, 2020	Daily
Class I	NII	$0.0386	February 3, 2020	Daily
Class S	NII	$0.0356	February 3, 2020	Daily
Class S2	NII	$0.0338	February 3, 2020	Daily

NII –
Net investment income

STCG – Short-term capital gain
Expense Limitation Agreement: On January 24, 2020 the Board approved revised expense limits for each class of Small Company. Effective January 1, 2020, through May 1, 2021, the Investment Adviser has further lowered the expense limits to 1.40%, 0.90%, 0.90%, and 1.15% for Class ADV, Class I, Class R6, and Class S, respectively.
Fund changes: On January 24, 2020, the Board approved a name change for Global Equity. Effective May 1, 2020, the Portfolio will be known as “Voya Global High Dividend Low Volatility Portfolio”.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 48.5%
	Communication Services: 4.2%
3,038 (1)	Alphabet, Inc. - Class A	$4,069,067	1.1
50,629	AT&T, Inc.	1,978,581	0.5
12,615 (2)	Auto Trader Group PLC	99,623	0.0
39,143	Comcast Corp. – Class A	1,760,261	0.5
11,703 (1)	Facebook, Inc. - Class A	2,402,041	0.7
381,534 (3)(4)	Other Securities	5,261,269	1.4
		15,570,842	4.2
	Consumer Discretionary: 4.9%
2,043 (1)	Amazon.com, Inc.	3,775,137	1.0
476 (1)	Booking Holdings, Inc.	977,575	0.3
5,676	Home Depot, Inc.	1,239,525	0.3
14,516	Starbucks Corp.	1,276,247	0.4
331,203 (3)(4)	Other Securities	10,896,297	2.9
		18,164,781	4.9
	Consumer Staples: 3.7%
8,373	PepsiCo, Inc.	1,144,338	0.3
13,985	Philip Morris International, Inc.	1,189,984	0.3
20,400	Procter & Gamble Co.	2,547,960	0.7
128,500 (2)	WH Group Ltd.	132,866	0.1
238,747 (3)(4)	Other Securities	8,723,626	2.3
		13,738,774	3.7
	Energy: 2.0%
15,333	Chevron Corp.	1,847,780	0.5
17,544	ConocoPhillips	1,140,886	0.3
13,731	Exxon Mobil Corp.	958,149	0.2
108,257 (4)	Other Securities	3,598,514	1.0
		7,545,329	2.0
	Financials: 6.9%
6,256 (2)	ABN AMRO Bank NV	114,024	0.0
57,210	Bank of America Corp.	2,014,936	0.5
6,347 (1)	Berkshire Hathaway, Inc. – Class B	1,437,596	0.4
16,421	Citigroup, Inc.	1,311,874	0.4
17,425	JPMorgan Chase & Co.	2,429,045	0.6
14,943	Morgan Stanley	763,886	0.2
3,510	S&P Global, Inc.	958,406	0.3
914,954 (4)	Other Securities	16,688,682	4.5
		25,718,449	6.9
	Health Care: 6.6%
5,266	Amgen, Inc.	1,269,475	0.3
6,123	HCA Healthcare, Inc.	905,041	0.2
10,083	Johnson & Johnson	1,470,807	0.4
14,886	Merck & Co., Inc.	1,353,882	0.4
25,794	Pfizer, Inc.	1,010,609	0.3
4,802	UnitedHealth Group, Inc.	1,411,692	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
186,955 (4)	Other Securities	$17,359,546	4.6
		24,781,052	6.6
	Industrials: 5.4%
8,310	Honeywell International, Inc.	1,470,870	0.4
7,963	Ingersoll-Rand PLC - Class A	1,058,442	0.3
6,943	Union Pacific Corp.	1,255,225	0.3
549,894 (4)	Other Securities	16,459,353	4.4
		20,243,890	5.4
	Information Technology: 9.6%
3,922 (1)	Adobe, Inc.	1,293,515	0.3
103 (1)(2)	Adyen NV	84,728	0.0
18,584	Apple, Inc.	5,457,192	1.5
30,980	Cisco Systems, Inc.	1,485,801	0.4
8,807 (1)	Fortinet, Inc.	940,235	0.3
35,566	Microsoft Corp.	5,608,758	1.5
8,416 (1)	PayPal Holdings, Inc.	910,359	0.2
10,050	Texas Instruments, Inc.	1,289,314	0.3
262,394 (3)(4)	Other Securities	19,013,268	5.1
		36,083,170	9.6
	Materials: 1.6%
3,971	Air Products & Chemicals, Inc.	933,145	0.2
163,977 (3)(4)	Other Securities	5,126,619	1.4
		6,059,764	1.6
	Real Estate: 1.9%
180,833 (4)	Other Securities	7,039,036	1.9

	Utilities: 1.7%
12,512	Ameren Corp.	960,921	0.2
21,790	Exelon Corp.	993,406	0.3
210,094	Other Securities	4,384,721	1.2
		6,339,048	1.7
	Total Common Stock (Cost $156,901,221)	181,284,135	48.5
EXCHANGE-TRADED FUNDS: 17.1%
278,758	iShares Core MSCI Emerging Markets ETF	14,986,030	4.0
46,505	iShares Core S&P 500 ETF	15,032,276	4.0
712	iShares Core S&P Mid-Cap ETF	146,544	0.1
1,926	iShares MSCI EAFE ETF	133,741	0.0
130,788 (5)	Schwab U.S. TIPS ETF	7,406,524	2.0
64,339	Vanguard Global ex-U.S. Real Estate ETF	3,801,792	1.0
41,068	Vanguard Real Estate ETF	3,810,700	1.0
154,933 (5)	Vanguard Value ETF	18,568,720	5.0

See Accompanying Notes to Financial Statements
53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
	Total Exchange-Traded Funds (Cost $59,503,215)	$63,886,327	17.1
MUTUAL FUNDS: 14.8%
	Affiliated Investment Companies: 14.8%
119,121	Voya Emerging Markets Local Currency Debt Fund - Class P	887,452	0.3
1,181,428	Voya Floating Rate Fund - Class P	11,211,748	3.0
1,854,791	Voya High Yield Bond Fund - Class P	14,931,064	4.0
755,519	Voya Short Term Bond Fund - Class R6	7,449,420	2.0
622,029	Voya Small Company Fund - Class R6	9,373,972	2.5
1,086,189	Voya Strategic Income Opportunities Fund - Class P	11,187,744	3.0
	Total Mutual Funds (Cost $54,689,873)	55,041,400	14.8
RIGHTS: 0.0%
	Energy: 0.0%
914 (4)	Other Securities	6,128	0.0

	Health Care: 0.0%
4,512 (4)	Other Securities	13,581	0.0
	Total Rights (Cost $16,480)	19,709	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 4.7%
	Basic Materials: 0.1%
30,000 (2)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	31,761	0.0
105,000 (2)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	108,797	0.0
315,000	Other Securities	340,790	0.1
		481,348	0.1
	Communications: 0.4%
187,000	AT&T, Inc., 4.300%-5.650%, 02/15/2030-03/09/2049	222,856	0.1
120,000 (2)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	123,942	0.0
200,000 (2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	203,061	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
897,000	Other Securities	$1,001,866	0.3
		1,551,725	0.4
	Consumer, Cyclical: 0.3%
90,000 (2)	BMW US Capital LLC, 3.450%, 04/12/2023	93,381	0.0
20,000 (2)	Hyundai Capital America, 3.500%, 11/02/2026	20,289	0.0
1,047,725	Other Securities	1,092,544	0.3
		1,206,214	0.3
	Consumer, Non-cyclical: 0.7%
43,000 (2)	AbbVie, Inc., 2.600%, 11/21/2024	43,295	0.0
24,000 (2)	AbbVie, Inc., 2.950%, 11/21/2026	24,396	0.0
21,000 (2)	AbbVie, Inc., 3.200%, 11/21/2029	21,377	0.0
24,000 (2)	AbbVie, Inc., 4.050%, 11/21/2039	25,449	0.0
22,000	Amgen, Inc., 4.563%, 06/15/2048	25,543	0.0
23,000 (2)	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	24,600	0.0
50,000 (2)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	54,090	0.1
30,000 (2)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	34,602	0.0
40,000 (2)	Bristol-Myers Squibb Co., 4.550%, 02/20/2048	48,985	0.0
48,000 (2)	Cargill, Inc., 3.875%, 05/23/2049	53,672	0.0
101,000	HCA, Inc., 4.500%-5.500%, 04/15/2025-06/15/2049	111,441	0.0
62,000 (2)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	63,703	0.0
15,000 (2)	Mars, Inc., 3.200%, 04/01/2030	15,877	0.0
13,000 (2)	Mars, Inc., 3.875%, 04/01/2039	14,365	0.0
42,000 (2)	Mars, Inc., 4.125%, 04/01/2054	47,949	0.0
75,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	75,532	0.0
19,000	Philip Morris International, Inc., 4.375%, 11/15/2041	21,054	0.0
5,000	S&P Global, Inc., 3.250%, 12/01/2049	5,113	0.0
1,900,000	Other Securities	2,043,481	0.6
		2,754,524	0.7

See Accompanying Notes to Financial Statements
54

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 0.7%
15,000 (2)	Cameron LNG LLC, 2.902%, 07/15/2031	$15,032	0.0
15,000 (2)	Cameron LNG LLC, 3.302%, 01/15/2035	15,143	0.0
200,000 (2)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	219,699	0.1
20,000 (2)	MPLX L.P., 5.250%, 01/15/2025	20,994	0.0
200,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	219,569	0.1
24,000 (2)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	24,413	0.0
1,955,000	Other Securities	2,031,252	0.5
		2,546,102	0.7
	Financial: 1.4%
200,000 (2)	ABN AMRO Bank NV, 4.750%, 07/28/2025	218,342	0.1
80,000 (2)	Barclays Bank PLC, 10.179%, 06/12/2021	88,929	0.0
206,000 (2)	BPCE SA, 5.700%, 10/22/2023	228,104	0.1
250,000 (2)	Credit Agricole SA/London, 2.375%, 07/01/2021	251,639	0.1
200,000 (2)	Danske Bank A/S, 2.800%, 03/10/2021	201,435	0.1
39,000 (2)(5)	Fairfax US, Inc., 4.875%, 08/13/2024	41,685	0.0
100,000 (2)(6)	Harborwalk Funding Trust, 5.077%, 02/15/2069	118,349	0.0
474,000 (6)	JPMorgan Chase & Co., 2.550%-5.000%, 10/29/2020-12/31/2199	492,149	0.1
27,000 (2)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	28,090	0.0
210,000 (6)	Morgan Stanley, 4.000%-5.500%, 07/28/2021-04/22/2039	229,090	0.1
55,000 (2)	New York Life Global Funding, 2.875%, 04/10/2024	56,735	0.0
24,000 (2)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	24,052	0.0
70,000	Royal Bank of Canada, 2.703%, (US0003M + 0.660%), 10/05/2023	70,571	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
234,000 (6)	Wells Fargo & Co., 2.406%-4.750%, 01/24/2024-12/07/2046	$250,606	0.1
2,574,000	Other Securities	2,727,287	0.7
		5,027,063	1.4
	Industrial: 0.2%
652,000	Other Securities	686,816	0.2

	Technology: 0.2%
90,000	Apple, Inc., 3.750%, 09/12/2047	100,079	0.0
25,000 (2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	28,774	0.0
649,000	Other Securities	690,758	0.2
		819,611	0.2
	Utilities: 0.7%
50,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	62,664	0.1
50,000 (2)	American Transmission Systems, Inc., 5.250%, 01/15/2022	52,917	0.0
39,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	40,604	0.0
48,000 (2)	DPL, Inc., 4.350%, 04/15/2029	46,309	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	54,433	0.0
12,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	12,777	0.0
2,134,000	Other Securities	2,241,198	0.6
		2,510,902	0.7
	Total Corporate Bonds/Notes (Cost $16,766,241)	17,584,305	4.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.1%
90,601	Alternative Loan Trust 2004-J7 MI, 2.812%, (US0001M + 1.020%), 10/25/2034	89,030	0.0
75,693	Alternative Loan Trust 2005-10CB 1A1, 2.292%, (US0001M + 0.500%), 05/25/2035	65,084	0.0

See Accompanying Notes to Financial Statements
55

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
62,272	Alternative Loan Trust 2005-51 3A2A, 3.530%, (12MTA + 1.290%), 11/20/2035	$60,929	0.0
125,439	Alternative Loan Trust 2005-J2 1A12, 2.192%, (US0001M + 0.400%), 04/25/2035	107,265	0.1
116,010	Alternative Loan Trust 2006-19CB A12, 2.192%, (US0001M + 0.400%), 08/25/2036	75,176	0.0
89,148	Alternative Loan Trust 2006-HY11 A1, 1.912%, (US0001M + 0.120%), 06/25/2036	85,483	0.0
31,943	Alternative Loan Trust 2007-23CB A3, 2.292%, (US0001M + 0.500%), 09/25/2037	17,650	0.0
156,540	Alternative Loan Trust 2007-2CB 2A1, 2.392%, (US0001M + 0.600%), 03/25/2037	97,842	0.1
84,146	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.982%, (US0001M + 0.190%), 01/25/2037	80,407	0.0
100,000 (2)(6)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	100,432	0.0
200,000 (2)(6)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	201,532	0.0
200,000 (2)(6)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	202,343	0.1
39,646	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.044%, (US0001M + 0.280%), 08/19/2045	34,417	0.0
710,639	Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	751,891	0.2
389,657	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	438,993	0.1
162,708	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 5.792%, (US0001M + 4.000%), 05/25/2025	172,766	0.0
250,002	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.242%, (US0001M + 4.450%), 01/25/2029	264,325	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
83,874	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.142%, (US0001M + 4.350%), 05/25/2029	$88,516	0.0
200,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.792%, (US0001M + 3.000%), 10/25/2029	209,117	0.1
200,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.642%, (US0001M + 2.850%), 11/25/2029	207,012	0.1
150,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.192%, (US0001M + 2.400%), 05/28/2030	152,917	0.0
93,569	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 4.592%, (US0001M + 2.800%), 02/25/2030	96,177	0.0
243,813	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.992%, (US0001M + 2.200%), 08/25/2030	246,135	0.1
284,713	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.792%, (US0001M + 2.000%), 03/25/2031	286,134	0.1
200,000 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.092%, (US0001M + 2.300%), 08/25/2031	202,021	0.1
99,175	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	109,049	0.0
296,709	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	321,678	0.1
271,424 (6)	Fannie Mae REMIC Trust 2009-50 HZ, 5.547%, 02/25/2049	296,522	0.1
181,378	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	203,373	0.1
255,662	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	287,469	0.1
133,829	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	148,620	0.0
475,579	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	478,184	0.1

See Accompanying Notes to Financial Statements
56

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
177,711	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	$183,495	0.0
96,049 (2)(6)	Flagstar Mortgage Trust 2018-1 B2, 4.030%, 03/25/2048	100,052	0.1
96,049 (2)(6)	Flagstar Mortgage Trust 2018-1 B3, 4.030%, 03/25/2048	97,212	0.0
670,284	Freddie Mac 326 350, 3.500%, 03/15/2044	700,009	0.2
233,262	Freddie Mac 4634 ZM, 5.000%, 11/15/2056	307,126	0.1
98,536	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	108,422	0.0
131,085	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	147,334	0.0
77,088	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	86,085	0.0
21,915	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	24,920	0.0
57,325	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	63,044	0.0
175,008	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	192,546	0.1
72,910	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	82,019	0.0
65,311 (6)	Freddie Mac REMIC Trust 3524 LA, 5.210%, 03/15/2033	71,758	0.0
69,381	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	78,369	0.0
52,486	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	57,360	0.0
15,463	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	16,756	0.0
319,296	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	328,613	0.1
506,912	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	576,434	0.2
506,912	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	565,875	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
459,529	Freddie Mac REMICS 4495 PA, 3.500%, 09/15/2043	$477,495	0.1
32,534	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	33,580	0.0
1,000,000	Freddie Mac REMICS 4791 MT, 3.500%, 05/15/2044	1,024,987	0.3
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.492%, (US0001M + 4.700%), 04/25/2028	110,882	0.0
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.342%, (US0001M + 5.550%), 07/25/2028	331,248	0.1
189,438	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.142%, (US0001M + 2.350%), 04/25/2030	192,846	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.092%, (US0001M + 2.300%), 09/25/2030	101,217	0.0
813,971	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	797,116	0.2
61,209	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	67,097	0.0
358,118	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	384,819	0.1
23,958	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	26,422	0.0
53,157	HomeBanc Mortgage Trust 2004-1 2A, 2.652%, (US0001M + 0.860%), 08/25/2029	51,778	0.0
44,028	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.002%, (US0001M + 0.210%), 04/25/2046	41,820	0.0
37,856	Lehman XS Trust Series 2005-5N 1A2, 2.152%, (US0001M + 0.360%), 11/25/2035	35,046	0.0
52,266	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	42,162	0.0
200,000 (2)(6)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	200,061	0.1

See Accompanying Notes to Financial Statements
57

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
83,509	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.302%, (US0001M + 0.510%), 08/25/2045	$83,775	0.0
44,333	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.282%, (US0001M + 0.490%), 10/25/2045	44,319	0.0
189,429	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.200%, (12MTA + 0.960%), 08/25/2046	141,734	0.1
25,961	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.222%, (US0001M + 0.430%), 06/25/2037	21,567	0.0
24,786 (6)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.220%, 04/25/2036	24,335	0.0
32,765 (6)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.354%, 12/28/2037	31,474	0.0
985,479	Other Securities	980,048	0.3
	Total Collateralized Mortgage Obligations (Cost $14,845,488)	15,211,746	4.1
U.S. TREASURY OBLIGATIONS: 1.2%
	Treasury Inflation Indexed Protected Securities: 0.4%
1,637,882	0.250%,07/15/2029	1,654,375	0.4

	U.S. Treasury Bonds: 0.6%
747,000	2.250%,08/15/2049	724,020	0.2
1,360,000	3.500%,02/15/2039	1,628,738	0.4
		2,352,758	0.6
	U.S. Treasury Notes: 0.2%
639,500 (3)	Other Securities	636,488	0.2
	Total U.S. Treasury Obligations (Cost $4,660,492)	4,643,621	1.2
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.9%
	Federal Home Loan Mortgage Corporation: 0.7%(7)
2,351,743	2.500%-6.500%, 05/01/2030-08/01/2048	2,471,719	0.7

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: 0.2%
799,882 (6)	4.000%-5.310%, 11/20/2040-10/20/2060	$853,227	0.2

	Uniform Mortgage-Backed Securities: 1.0%
3,683,119	2.500%-7.000%, 06/01/2029-01/01/2047	3,875,208	1.0
	Total U.S. Government Agency Obligations (Cost $6,953,511)	7,200,154	1.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.6%
80,000 (2)(6)	BAMLL Re-REMIC Trust 2016-FRR16 B, 1.003%, 05/27/2021	76,912	0.0
70,000 (2)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 3.840%, (US0001M + 2.100%), 09/15/2035	70,160	0.0
3,000,000 (6)(8)	BANK 2017-BNK8 XB, 0.176%, 11/15/2050	38,971	0.0
995,608 (6)(8)	BANK 2019-BNK16 XA, 0.967%, 02/15/2052	69,766	0.0
2,180,000 (2)(6)(8)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	72,262	0.0
100,000 (2)	BDS 2018-FL2 D, 4.287%, (US0001M + 2.550%), 08/15/2035	100,062	0.0
997,853 (6)(8)	Benchmark 2019-B9 XA Mortgage Trust, 1.047%, 03/15/2052	78,804	0.0
190,000 (2)	Benchmark 2019-B14 D Mortgage Trust, 2.500%, 12/15/2061	160,537	0.1
200,000 (2)	BX Commercial Mortgage Trust 2019-XL J, 4.390%, (US0001M + 2.650%), 10/15/2036	200,757	0.1
80,000 (2)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	77,691	0.0
100,000 (2)	BX Trust 2019-CALM E, 3.750%, (US0001M + 2.000%), 11/25/2028	100,201	0.0
817,285 (6)(8)	CD 2017-CD4 Mortgage Trust XA, 1.309%, 05/10/2050	57,338	0.0
972,280 (6)(8)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.979%, 07/10/2049	91,278	0.1

See Accompanying Notes to Financial Statements
58

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,322,714 (6)(8)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.109%, 10/12/2050	$84,108	0.0
988,333 (6)(8)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.917%, 09/15/2050	56,120	0.0
1,474,031 (6)(8)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.600%, 06/10/2051	70,360	0.0
1,119,308 (6)(8)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.190%, 08/10/2056	87,747	0.0
758,841 (6)(8)	COMM 2012-CR4 XA, 1.700%, 10/15/2045	30,088	0.0
2,380,000 (2)(6)(8)	COMM 2012-CR4 XB, 0.615%, 10/15/2045	40,127	0.0
1,585,026 (6)(8)	COMM 2016-CR28 XA, 0.687%, 02/10/2049	49,678	0.0
752,625 (6)(8)	COMM 2017-COR2 XA, 1.173%, 09/10/2050	55,041	0.1
110,000 (2)(6)	DBJPM 16-C3 Mortgage Trust, 3.491%, 08/10/2049	105,834	0.0
130,000 (2)(6)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	122,136	0.0
110,000 (2)	GPT 2018-GPP D Mortgage Trust, 3.590%, (US0001M + 1.850%), 06/15/2035	109,108	0.0
100,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 3.840%, (US0001M + 2.100%), 07/15/2035	99,726	0.1
100,000 (2)(6)	GS Mortgage Securities Trust 2010-C2 D, 5.180%, 12/10/2043	102,292	0.1
100,000 (2)(6)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	98,860	0.0
1,184,220 (6)(8)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.161%, 05/10/2045	33,109	0.0
1,175,494 (6)(8)	GS Mortgage Securities Trust 2014-GC22 XA, 0.986%, 06/10/2047	34,443	0.0
1,910,325 (6)(8)	GS Mortgage Securities Trust 2016-GS4 XA, 0.572%, 11/10/2049	51,615	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
853,750 (6)(8)	GS Mortgage Securities Trust 2017-GS6 XA, 1.042%, 05/10/2050	$55,578	0.0
1,227,251 (6)(8)	GS Mortgage Securities Trust 2019-GC38 XA, 0.964%, 02/10/2052	88,622	0.0
110,000 (2)(6)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	94,969	0.0
100,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	100,144	0.0
1,355,616 (6)(8)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.734%, 12/15/2049	43,794	0.0
100,000 (2)(6)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	88,141	0.0
499,800 (6)(8)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.752%, 04/15/2047	10,473	0.0
100,000	JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	110,836	0.1
467,086 (2)(6)(8)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.713%, 11/15/2038	1,823	0.0
1,671,380 (6)(8)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.003%, 12/15/2047	63,562	0.0
62,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	65,900	0.0
75,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	67,577	0.1
4,559,399 (6)(8)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.645%, 11/15/2029	243,989	0.1
50,000 (2)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	47,327	0.0

See Accompanying Notes to Financial Statements
59

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000 (2)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	$93,046	0.0
100,000 (6)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.331%, 10/15/2050	104,029	0.1
80,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	89,220	0.0
400,000 (2)	Wells Fargo Commercial Mortgage Trust 2018-C45 D, 3.000%, 06/15/2051	360,796	0.1
1,590,798 (2)(6)(8)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.811%, 08/15/2045	57,431	0.0
1,087,763 (6)(8)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.624%, 08/15/2052	128,256	0.1
1,509,000	Other Securities	1,599,665	0.4
	Total Commercial Mortgage-Backed Securities (Cost $5,894,827)	5,940,309	1.6
ASSET-BACKED SECURITIES: 1.8%
	Automobile Asset-Backed Securities: 0.2%
100,000 (2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	102,687	0.0
650,000	Other Securities	664,229	0.2
		766,916	0.2
	Home Equity Asset-Backed Securities: 0.1%
450,937	Other Securities	408,288	0.1

	Other Asset-Backed Securities: 1.4%
300,000 (2)	ARES XLVI CLO Ltd. 2017-46A A2, 3.231%, (US0003M + 1.230%), 01/15/2030	293,729	0.1
250,000 (2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.166%, (US0003M + 1.200%), 01/20/2031	243,933	0.1
250,000 (2)	BlueMountain CLO 2015-1A BR, 4.501%, (US0003M + 2.500%), 04/13/2027	250,211	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
16,450	Chase Funding Trust Series 2003-5 2A2, 2.392%, (US0001M + 0.600%), 07/25/2033	$16,168	0.0
250,000 (2)	Clear Creek CLO 2015-1A CR, 3.916%, (US0003M + 1.950%), 10/20/2030	241,512	0.0
274,930 (2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	282,349	0.1
250,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 3.966%, (US0003M + 2.000%), 10/20/2027	243,926	0.1
250,000 (2)	LCM XXIV Ltd. 24A A, 3.276%, (US0003M + 1.310%), 03/20/2030	250,019	0.1
250,000 (2)	Deer Creek Clo Ltd. 2017-1A A, 3.146%, (US0003M + 1.180%), 10/20/2030	249,794	0.1
99,250 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	102,740	0.0
250,000 (2)	Dryden Senior Loan Fund 2017-47A A2, 3.351%, (US0003M + 1.350%), 04/15/2028	247,928	0.1
250,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 3.216%, (US0003M + 1.250%), 01/20/2030	250,001	0.1
99,250 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	103,039	0.0
33,423 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	34,499	0.0
250,000 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	253,383	0.1
200,000 (2)(6)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	204,365	0.0
68,662 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	70,553	0.0
100,000 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	102,046	0.0
250,000 (2)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.376%, (US0003M + 1.375%), 07/15/2029	245,906	0.1

See Accompanying Notes to Financial Statements
60

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (2)	Palmer Square CLO 2015-2A A1BR Ltd., 3.316%, (US0003M + 1.350%), 07/20/2030	$249,998	0.1
98,750 (2)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	100,648	0.0
99,000 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	106,652	0.0
250,000 (2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.099%, (US0003M + 1.190%), 11/01/2031	249,754	0.0
250,000 (2)	THL Credit Wind River 2017-2A A CLO Ltd., 3.196%, (US0003M + 1.230%), 07/20/2030	250,054	0.1
250,000 (2)	Tiaa Clo III Ltd. 2017-2A A, 3.151%, (US0003M + 1.150%), 01/16/2031	248,295	0.1
98,000 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	99,777	0.0
98,000 (2)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	99,146	0.0
		5,090,425	1.4
	Student Loan Asset-Backed Securities: 0.1%
150,000 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	153,354	0.1
13,612 (2)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	13,699	0.0
30,460 (2)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	30,701	0.0
25,399 (2)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	24,946	0.0
100,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	100,102	0.0
		322,802	0.1
	Total Asset-Backed Securities (Cost $6,507,014)	6,588,431	1.8

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 0.1%
100,000 (2)	Dominican Republic International Bond, 5.500%, 01/27/2025	$107,917	0.0
430,000	Other Securities	384,124	0.1
	Total Sovereign Bonds (Cost $537,463)	492,041	0.1
	Total Long-Term Investments (Cost $327,275,825)	357,892,178	95.8
SHORT-TERM INVESTMENTS: 3.3%
	U.S. Government Agency Obligations: 1.7%
4,462,000 (9)	Federal Home Loan Bank Discount Notes, 1.420%, 01/31/2020	4,456,608	1.2
1,980,000 (9)	Federal Home Loan Bank Discount Notes, 1.570%, 05/06/2020	1,969,275	0.5
	Total U.S. Government Agency Obligations (Cost $6,425,218)	6,425,883	1.7

	U.S. Treasury Bills: 0.4%
1,629,000 (9)	United States Treasury Bill, 1.550%, 01/02/2020 (Cost $1,628,931)	1,629,000	0.4

	Repurchase Agreements: 0.7%
1,000,000 (10)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/25/20-10/15/60)	1,000,000	0.3
1,000,000 (10)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $1,000,096, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $1,020,000, due 04/15/20-03/31/21)	1,000,000	0.2

See Accompanying Notes to Financial Statements
61

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
643,031 (10)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $643,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $655,892, due 06/30/21-12/01/49)	$643,031	0.2
	Total Repurchase Agreements (Cost $2,643,031)	2,643,031	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,740,531 (11)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $1,740,531)	1,740,531	0.5
	Total Short-Term Investments (Cost $12,437,711)	12,438,445	3.3
	Total Investments in Securities (Cost $339,713,536)	$370,330,623	99.1
	Assets in Excess of Other Liabilities	3,383,137	0.9
	Net Assets	$373,713,760	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Security, or a portion of the security, is on loan.

(6)
Variable rate security. Rate shown is the rate in effect as of December 31, 2019.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2019.

(10)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(11)
Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$14,158,604	$1,412,238	$—	$15,570,842
Consumer Discretionary	15,610,238	2,554,543	—	18,164,781
See Accompanying Notes to Financial Statements
62

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Consumer Staples	10,737,522	3,001,252	—	13,738,774
Energy	6,335,676	1,209,653	—	7,545,329
Financials	20,577,585	5,140,864	—	25,718,449
Health Care	21,432,934	3,348,118	—	24,781,052
Industrials	15,885,576	4,358,314	—	20,243,890
Information Technology	34,308,640	1,774,530	—	36,083,170
Materials	4,156,693	1,903,071	—	6,059,764
Real Estate	6,088,651	950,385	—	7,039,036
Utilities	5,273,868	1,065,180	—	6,339,048
Total Common Stock	154,565,987	26,718,148	—	181,284,135
Exchange-Traded Funds	63,886,327	—	—	63,886,327
Mutual Funds	55,041,400	—	—	55,041,400
Rights	19,709	—	—	19,709
Corporate Bonds/Notes	—	17,584,305	—	17,584,305
Collateralized Mortgage Obligations	—	15,211,746	—	15,211,746
Asset-Backed Securities	—	6,588,431	—	6,588,431
Sovereign Bonds	—	492,041	—	492,041
Commercial Mortgage-Backed Securities	—	5,940,309	—	5,940,309
U.S. Government Agency Obligations	—	7,200,154	—	7,200,154
U.S. Treasury Obligations	—	4,643,621	—	4,643,621
Short-Term Investments	1,740,531	10,697,914	—	12,438,445
Total Investments, at fair value	$275,253,954	$95,076,669	$—	$370,330,623
Other Financial Instruments+
Centrally Cleared Swaps	—	60,198	—	60,198
Forward Foreign Currency Contracts	—	4,622	—	4,622
Futures	135,850	—	—	135,850
Volatility Swaps	—	781	—	781
Total Assets	$275,389,804	$95,142,270	$—	$370,532,074
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(23,820)	$—	$(23,820)
Forward Foreign Currency Contracts	—	(14,899)	—	(14,899)
Forward Premium Swaptions	—	(10,956)	—	(10,956)
Futures	(555,759)	—	—	(555,759)
Total Liabilities	$(555,759)	$(49,675)	$—	$(605,434)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
63

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the yera ended Decmeber 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Local Currency Debt Fund - Class P	$1,348,459	$210,744	$(838,485)	$166,734	$887,452	$57,741	$(88,483)	$—
Voya Floating Rate Fund - Class P	10,727,558	962,135	(593,223)	115,278	11,211,748	672,135	(13,223)	—
Voya High Yield Bond Fund - Class P	—	15,907,204	(1,176,679)	200,539	14,931,064	641,144	(1,748)	—
Voya Short Term Bond Fund - Class R6	—	8,017,285	(638,086)	70,221	7,449,420	127,076	5,684	—
Voya Small Company Fund - Class R6	—	19,116,431	(10,102,639)	360,180	9,373,972	20,735	200,015	—
Voya Strategic Income Opportunities Fund - Class P	—	12,071,171	(984,477)	101,050	11,187,744	384,662	6,836	—
	$12,076,017	$56,284,970	$(14,333,589)	$1,014,002	$55,041,400	$1,903,493	$109,081	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR 430,066	USD 29,000	Barclays Bank PLC	02/07/20	$1,561
USD 30,000	MXN 582,658	Barclays Bank PLC	02/07/20	(649)
USD 27,476	PEN 91,978	Barclays Bank PLC	02/07/20	(253)
USD 76,873	MYR 317,909	Barclays Bank PLC	02/07/20	(1,017)
USD 28,947	CLP 21,587,838	BNP Paribas	02/07/20	225
USD 12,000	PLN 46,409	BNP Paribas	02/07/20	(234)
USD 18,000	CLP 13,866,678	BNP Paribas	02/07/20	(449)
USD 105,992	BRL 427,042	BNP Paribas	02/07/20	(49)
RUB 1,351,481	USD 21,000	BNP Paribas	02/07/20	679
USD 62,493	THB 1,886,363	Citibank N.A.	02/07/20	(538)
USD 88,473	IDR 1,246,693,752	Citibank N.A.	02/07/20	(1,387)
USD 5,410	PHP 273,489	Citibank N.A.	02/07/20	20
USD 29,723	TRY 175,136	Citibank N.A.	02/07/20	552
BRL 49,986	USD 12,000	Credit Suisse International	02/07/20	412
USD 65,155	PLN 249,981	Goldman Sachs International	02/07/20	(743)
USD 38,956	HUF 11,506,323	Goldman Sachs International	02/07/20	(110)
USD 20,416	RON 87,618	Goldman Sachs International	02/07/20	(78)
USD 67,453	COP 224,676,210	Goldman Sachs International	02/07/20	(805)
USD 12,000	COP 41,222,880	Goldman Sachs International	02/07/20	(524)
USD 174	ILS 607	Goldman Sachs International	02/07/20	(2)
PHP 1,470,880	USD 29,000	JPMorgan Chase Bank N.A.	02/07/20	(12)
COP 92,733,660	USD 27,000	JPMorgan Chase Bank N.A.	02/07/20	1,173
USD 69,803	RUB 4,475,848	JPMorgan Chase Bank N.A.	02/07/20	(1,993)
USD 68,853	ZAR 1,028,635	Standard Chartered Bank	02/07/20	(4,242)
USD 46,553	CZK 1,068,020	Standard Chartered Bank	02/07/20	(559)
USD 55,821	MXN 1,085,060	Standard Chartered Bank	02/07/20	(1,255)
				$(10,277)
See Accompanying Notes to Financial Statements
64

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following futures contracts were outstanding for Voya Balanced Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	47	03/20/20	$3,925,910	$61,245
Mini MSCI EAFE Index	76	03/20/20	7,738,700	(15,593)
U.S. Treasury 2-Year Note	75	03/31/20	16,162,500	(8,448)
U.S. Treasury 5-Year Note	33	03/31/20	3,914,109	(12,438)
U.S. Treasury Long Bond	4	03/20/20	623,625	(3,133)
U.S. Treasury Ultra Long Bond	55	03/20/20	9,991,094	(312,886)
			$42,355,938	$(291,253)
Short Contracts:
S&P 500® E-Mini	(73)	03/20/20	(11,793,515)	(203,261)
U.S. Treasury 10-Year Note	(47)	03/20/20	(6,035,828)	53,529
U.S. Treasury Ultra 10-Year Note	(14)	03/20/20	(1,969,844)	21,076
			$(19,799,187)	$(128,656)
At December 31, 2019, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR 1,210,000	$(184,942)	$(3,904)
					$(184,942)	$(3,904)
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 2	Sell	5.000	12/20/24	USD 483,120	$46,541	$14,288
					$46,541	$14,288

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

See Accompanying Notes to Financial Statements
65

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.785%	Semi-Annual	10/13/22	USD 1,701,000	$4,938	$4,938
Pay	3-month USD-LIBOR	Quarterly	2.099	Semi-Annual	10/13/25	USD 58,000	1,115	1,115
Receive	3-month USD-LIBOR	Quarterly	1.453	Semi-Annual	10/13/20	USD 715,000	1,881	1,881
Receive	3-month USD-LIBOR	Quarterly	1.623	Semi-Annual	09/13/29	USD 1,628,000	37,976	37,976
Receive	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 221,000	(19,916)	(19,916)
							$25,994	$25,994
At December 31, 2019, the following over-the-counter volatility swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. CAD Spot Exchange Rate	4.140%	Barclays Bank PLC	01/17/20	USD	2,500	$642	$642
Receive	USD vs. CAD Spot Exchange Rate	4.125%	Citibank N.A.	01/10/20	USD	2,000	49	49
Receive	USD vs. CAD Spot Exchange Rate	4.060%	Societe Generale	01/10/20	USD	1,000	90	90
							$781	$781
At December 31, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Exercise Rate(2)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(3)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD 1,517,000	$77,822	$(2,582)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD 2,584,000	136,823	(8,374)
							$214,645	$(10,956)

(1)
Payments made at maturity date.

(2)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(3)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
BRL  –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CZK  –  Czech Koruna
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
See Accompanying Notes to Financial Statements
66

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,622
Foreign exchange contracts	Unrealized appreciation on OTC swap agreements	781
Equity contracts	Net Assets — Unrealized appreciation*	61,245
Interest rate contracts	Net Assets — Unrealized appreciation*	74,605
Credit contracts	Net Assets — Unrealized appreciation**	14,288
Interest rate contracts	Net Assets — Unrealized appreciation**	45,910
Total Asset Derivatives		$201,451
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$14,899
Equity contracts	Net Assets — Unrealized depreciation*	218,854
Interest rate contracts	Net Assets — Unrealized depreciation*	336,905
Credit contracts	Net Assets — Unrealized depreciation**	3,904
Interest rate contracts	Net Assets — Unrealized depreciation**	19,916
Interest rate contracts	Net Assets — Unrealized depreciation***	10,956
Total Liability Derivatives		$605,434

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

***
Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$11,139	$—	$11,139
Equity contracts	—	—	963,218	—	—	963,218
Foreign exchange contracts	—	(81,808)	—	—	—	(81,808)
Interest rate contracts	(72,055)	—	745,390	9,717	(181,790)	501,262
Total	$(72,055)	$(81,808)	$1,708,608	$20,856	$(181,790)	$1,393,811
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$102,026	$102,026
Equity contracts	—	—	723,582	—	723,582
Foreign exchange contracts	—	(1,887)	—	781	(1,106)
Interest rate contracts	(78,446)	—	(545,536)	(4,512)	(628,494)
Total	$(78,446)	$(1,887)	$178,046	$98,295	$196,008

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements
67

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2019 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Societe Generale	Standard Chartered Bank	Totals
Assets:
Forward foreign currency contracts	$1,561	$904	$572	$412	$—	$1,173	$—	$—	$—	$4,622
Volatility swaps	642	—	49	—	—	—	—	90	—	781
Total Assets	$2,203	$904	$621	$412	$—	$1,173	$—	$90	$—	$5,403
Liabilities:
Forward foreign currency contracts	$1,919	$732	$1,925	$—	$2,262	$2,005	$—	$—	$6,056	$14,899
Forward premium swaptions	—	—	—	—	2,582	—	8,374	—	—	10,956
Total Liabilities	$1,919	$732	$1,925	$—	$4,844	$2,005	$8,374	$—	$6,056	$25,855
Net OTC derivative instruments by counterparty, at fair value	$284	$172	$(1,304)	$412	$(4,844)	$(832)	$(8,374)	$90	$(6,056)	(20,452)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$284	$172	$(1,304)	$412	$(4,844)	$(832)	$(8,374)	$90	$(6,056)	$(20,452)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $341,101,651.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$33,377,555
Gross Unrealized Depreciation	(4,626,753)
Net Unrealized Appreciation	$28,750,802
See Accompanying Notes to Financial Statements
68

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Australia: 3.3%
80,686	Rio Tinto Ltd.	$5,708,534	0.8
1,750,245	Other Securities	17,477,193	2.5
		23,185,727	3.3
	Belgium: 0.3%
26,846	Other Securities	2,136,269	0.3

	Canada: 4.4%
50,111 (1)	Canadian Imperial Bank of Commerce - XTSE	4,170,032	0.6
45,590	Waste Connections, Inc.	4,139,116	0.6
596,162 (2)	Other Securities	23,249,149	3.2
		31,558,297	4.4
	China: 0.3%
660,500	Other Securities	2,292,878	0.3

	Denmark: 1.2%
94,792	Novo Nordisk A/S	5,493,086	0.8
35,814	Other Securities	3,267,381	0.4
		8,760,467	1.2
	Finland: 0.7%
124,433	Other Securities	5,212,348	0.7

	France: 1.9%
504,575 (3)	Other Securities	13,487,872	1.9

	Germany: 1.1%
608,017 (3)	Other Securities	7,809,472	1.1

	Guernsey: 0.5%
54,103	Other Securities	3,905,695	0.5

	Hong Kong: 1.1%
1,485,300	Other Securities	7,621,042	1.1

	Israel: 0.3%
282,886	Other Securities	2,063,069	0.3

	Italy: 0.7%
840,808	Other Securities	4,698,477	0.7

	Japan: 8.9%
152,400 (1)	Canon, Inc.	4,170,956	0.6
1,965,388 (3)	Other Securities	59,179,821	8.3
		63,350,777	8.9
	Netherlands: 3.2%
191,596 (4)	ABN AMRO Bank NV	3,492,109	0.5
241,536	Royal Dutch Shell PLC - Class A	7,152,948	1.0
86,114	Unilever NV	4,942,167	0.7
629,909	Other Securities	6,857,657	1.0
		22,444,881	3.2
	New Zealand: 0.1%
274,203	Other Securities	799,581	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: 0.2%
130,639	Other Securities	$1,324,786	0.2

	Singapore: 0.9%
3,817,900	Other Securities	6,447,338	0.9

	Spain: 2.2%
11,791 (4)	Aena SME SA	2,260,557	0.3
56,565	Amadeus IT Group SA	4,632,511	0.7
413,361	Other Securities	8,531,578	1.2
		15,424,646	2.2
	Sweden: 0.2%
91,434	Other Securities	1,410,329	0.2

	Switzerland: 2.8%
46,966	Nestle SA	5,084,787	0.7
25,062	Roche Holding AG	8,145,221	1.2
13,470	Zurich Insurance Group AG	5,525,388	0.8
18,231	Other Securities	1,011,410	0.1
		19,766,806	2.8
	United Kingdom: 4.3%
255,968 (4)	Auto Trader Group PLC	2,021,431	0.3
249,839	GlaxoSmithKline PLC	5,870,516	0.8
1,190,269	Legal & General Group PLC	4,781,410	0.7
3,503,893	Other Securities	17,712,129	2.5
		30,385,486	4.3
	United States: 60.9%
75,098	AbbVie, Inc.	6,649,177	0.9
85,190	Aflac, Inc.	4,506,551	0.6
22,849	Air Products & Chemicals, Inc.	5,369,287	0.8
106,295	Altria Group, Inc.	5,305,184	0.8
21,106	Amgen, Inc.	5,088,023	0.7
203,992	AT&T, Inc.	7,972,007	1.1
99,721	Bristol-Myers Squibb Co.	6,401,091	0.9
54,526	Chevron Corp.	6,570,928	0.9
145,093	Cisco Systems, Inc.	6,958,660	1.0
38,474	Citrix Systems, Inc.	4,266,767	0.6
46,031	Eli Lilly & Co.	6,049,854	0.9
79,801	General Mills, Inc.	4,274,142	0.6
29,357	Hershey Co.	4,314,892	0.6
33,812	Honeywell International, Inc.	5,984,724	0.8
112,357	Intel Corp.	6,724,566	1.0
41,524	International Business Machines Corp.	5,565,877	0.8
69,918	Johnson & Johnson	10,198,939	1.4
48,216	JPMorgan Chase & Co.	6,721,310	1.0
45,118	Leidos Holdings, Inc.	4,416,601	0.6
22,628	McDonald’s Corp.	4,471,519	0.6
86,573	Merck & Co., Inc.	7,873,814	1.1
144,430	Microsoft Corp.	22,776,611	3.2
59,072	Oneok, Inc.	4,469,978	0.6
112,086	Oracle Corp.	$5,938,316	0.8

See Accompanying Notes to Financial Statements
69

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
50,655	Paychex, Inc.	4,308,714	0.6
49,941	PepsiCo, Inc.	6,825,437	1.0
179,427	Pfizer, Inc.	7,029,950	1.0
77,206	Philip Morris International, Inc.	6,569,459	0.9
39,893	Phillips 66	4,444,479	0.6
60,522	Procter & Gamble Co.	7,559,198	1.1
41,330	Quest Diagnostics, Inc.	4,413,631	0.6
48,058	Republic Services, Inc.	4,307,439	0.6
48,826	Starbucks Corp.	4,292,782	0.6
44,429	Texas Instruments, Inc.	5,699,796	0.8
50,358	Tyson Foods, Inc.	4,584,592	0.6
42,016	Waste Management, Inc.	4,788,143	0.7
112,947	Wells Fargo & Co.	6,076,549	0.9
4,717,608 (2)	Other Securities	203,263,303	28.6
		433,032,290	60.9
	Total Common Stock (Cost $650,194,179)	707,118,533	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Repurchase Agreements: 1.7%
2,974,853 (5)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/19, 1.65%, due 01/02/20 (Repurchase Amount $2,975,122, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $3,034,350, due 11/01/32-01/01/49)	2,974,853	0.4
2,974,853 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,975,111, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,034,350, due 01/25/20-10/15/60)	2,974,853	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
341,390 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $341,420, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $348,249, due 01/15/20-11/15/48)	$341,390	0.1
2,974,853 (5)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,975,138, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $3,034,350, due 04/15/20-03/31/21)	2,974,853	0.4
2,974,853 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,975,109, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,034,350, due 06/30/21-12/01/49)	2,974,853	0.4
	Total Repurchase Agreements (Cost $12,240,802)	12,240,802	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
847,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	847,000	0.1

See Accompanying Notes to Financial Statements
70

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
540,000 (5)(6)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	$540,000	0.1
	Total Mutual Funds (Cost $1,387,000)	1,387,000	0.2
	Total Short-Term Investments (Cost $13,627,802)	13,627,802	1.9
	Total Investments in Securities (Cost $663,821,981)	$720,746,335	101.4
	Liabilities in Excess of Other Assets	(9,775,883)	(1.4)
	Net Assets	$710,970,452	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2019.

Sector Diversification	Percentage of Net Assets
Information Technology	20.9%
Financials	15.9
Health Care	12.2
Industrials	11.6
Consumer Staples	9.2
Consumer Discretionary	7.5
Communication Services	6.2
Utilities	4.5
Energy	4.5
Materials	3.7
Real Estate	3.3
Short-Term Investments	1.9
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$23,185,727	$—	$23,185,727
Belgium	—	2,136,269	—	2,136,269
Canada	31,558,297	—	—	31,558,297
China	—	2,292,878	—	2,292,878
Denmark	—	8,760,467	—	8,760,467
Finland	1,104,437	4,107,911	—	5,212,348
France	2,548,008	10,939,864	—	13,487,872
Germany	2,318,635	5,490,837	—	7,809,472
Guernsey	3,905,695	—	—	3,905,695
Hong Kong	—	7,621,042	—	7,621,042
Israel	—	2,063,069	—	2,063,069
Italy	—	4,698,477	—	4,698,477
Japan	—	63,350,777	—	63,350,777
Netherlands	—	22,444,881	—	22,444,881
New Zealand	—	799,581	—	799,581
See Accompanying Notes to Financial Statements
71

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Norway	—	1,324,786	—	1,324,786
Singapore	—	6,447,338	—	6,447,338
Spain	2,420,133	13,004,513	—	15,424,646
Sweden	—	1,410,329	—	1,410,329
Switzerland	—	19,766,806	—	19,766,806
United Kingdom	—	30,385,486	—	30,385,486
United States	433,032,290	—	—	433,032,290
Total Common Stock	476,887,495	230,231,038	—	707,118,533
Short-Term Investments	1,387,000	12,240,802	—	13,627,802
Total Investments, at fair value	$478,274,495	$242,471,840	$—	$720,746,335

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$31,711
Total	$31,711
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $665,223,078.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$70,775,173
Gross Unrealized Depreciation	(15,231,705)
Net Unrealized Appreciation	$55,543,468
See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 33.2%
1,300,000	Federal Farm Credit Banks Funding Corp., 1.764%, (US0001M + 0.000%), 06/19/2020	$1,300,007	0.3
1,000,000	Federal Farm Credit Banks Funding Corp., 1.772%, (US0003M + (0.130)%), 02/03/2020	1,000,000	0.2
11,500,000	Federal Farm Credit Banks, 1.755%, (US0001M + (0.030)%), 04/22/2020	11,499,016	2.4
16,250,000	Federal Farm Credit Banks, 1.791%, (US0001M + 0.010%), 07/02/2020	16,250,000	3.5
4,750,000	Federal Farm Credit Banks, 1.835%, (US0001M + 0.050%), 02/21/2020	4,750,509	1.0
13,000,000	Federal Home Loan Bank Discount Notes, 0.880%, 01/03/2020	12,999,061	2.8
66,200,000	Federal Home Loan Bank Discount Notes, 1.240%, 01/07/2020	66,184,222	14.1
5,000,000	Federal Home Loan Bank Discount Notes, 1.580%, 02/28/2020	4,987,248	1.1
2,000,000	Federal Home Loan Bank Discount Notes, 1.600%, 04/24/2020	1,990,025	0.4
3,250,000	Federal Home Loan Banks, 1.605%, (SOFRRATE + 0.065%), 03/26/2020	3,250,000	0.7
17,000,000	Federal Home Loan Banks, 1.670%, (SOFRRATE + 0.130%), 10/16/2020	17,000,000	3.6
14,750,000	Federal Home Loan Banks, 1.782%, (US0001M + (0.010)%), 03/25/2020	14,750,000	3.1
	Total U.S. Government Agency Debt (Cost $155,960,088)	155,960,088	33.2
U.S. TREASURY DEBT: 14.2%
67,000,000 (1)	United States Treasury Bill, 1.580%, 06/18/2020	66,513,388	14.2
	Total U.S. Treasury Debt (Cost $66,513,388)	66,513,388	14.2
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 44.8%
	Repurchase Agreement: 44.8%
66,000,000	Deutsche Bank Repurchase Agreement dated 12/31/19, 1.5%, due 1/2/20, $66,005,500 to be received upon repurchase (Collateralized by $63,412,400, U.S. Treasury Debts, 0.625%-2.0%, Market Value plus accrued interest $67,320,088 due 7/15/21-11/15/21), 1.500%	$66,000,000	14.1
78,406,000	Deutsche Bank Repurchase Agreement dated 12/31/19, 1.55%, due 1/2/20, $78,412,752 to be received upon repurchase (Collateralized by $79,056,900, U.S. Treasury Note, 1.50%-2.125%, Market Value plus accrued interest $79,974,205 due 9/30/24-5/31/26), 1.550%	78,406,000	16.7
66,000,000	Deutsche Bank Repurchase Agreement dated 12/31/2019, 1.550%, due 1/2/2020, $66,005,683 to be received upon repurchase (Collateralized by $59,209,000, U.S. Treasury Bond, 3.0%, Market Value plus accrued interest $67,320,112 due 5/15/2047), 1.550%	66,000,000	14.0
	Total U.S. Treasury Repurchase Agreement (Cost $210,406,000)	210,406,000	44.8

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 7.7%
21,000,000 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.540%, 01/02/20	21,000,000	4.5
15,000,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.550%, 01/02/20	15,000,000	3.2
	Total Investment Companies (Cost $36,000,000)	36,000,000	7.7

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2019 (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $468,879,476)	$468,879,476	99.9
Assets in Excess of Other Liabilities	391,881	0.1
Net Assets	$469,271,357	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2019.

(2)
Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
SOFRRATE
Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

At December 31, 2019, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Investment Companies	$36,000,000	$—	$—	$36,000,000
U.S. Government Agency Debt	—	155,960,088	—	155,960,088
U.S. Treasury Debt	—	66,513,388	—	66,513,388
U.S. Treasury Repurchase Agreement	—	210,406,000	—	210,406,000
Total Investments, at fair value	$36,000,000	$432,879,476	$—	$468,879,476

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2019:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest (1)	Net Amount
Deutsche Bank	$210,406,000	$(210,406,000)	$—
Totals	$210,406,000	$(210,406,000)	$—

(1)
Collateral with a fair value of  $214,614,405 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
74

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Communication Services: 10.7%
106,817	(1)	Alphabet, Inc. - Class A	$143,069,622	4.5
1,885,514		AT&T, Inc.	73,685,887	2.3
1,201,092		Comcast Corp. – Class A	54,013,107	1.7
479,722		Walt Disney Co.	69,382,193	2.2
			340,150,809	10.7
		Consumer Discretionary: 8.1%
26,788	(1)	Amazon.com, Inc.	49,499,938	1.6
405,805		Hasbro, Inc.	42,857,066	1.3
1,341,754		MGM Resorts International	44,640,156	1.4
285,562		Ralph Lauren Corp.	33,473,578	1.0
345,324		Starbucks Corp.	30,360,886	1.0
922,892		TJX Cos., Inc.	56,351,785	1.8
			257,183,409	8.1
		Consumer Staples: 8.3%
191,614		Constellation Brands, Inc.	36,358,756	1.2
732,987	(2)	Kellogg Co.	50,693,381	1.6
1,111,503	(2)	Keurig Dr Pepper, Inc.	32,178,012	1.0
791,977		Philip Morris International, Inc.	67,389,323	2.1
406,079		Procter & Gamble Co.	50,719,267	1.6
463,236		Other Securities	25,640,113	0.8
			262,978,852	8.3
		Energy: 4.3%
1,282,174		BP PLC ADR	48,389,247	1.5
538,149		ConocoPhillips	34,995,829	1.1
608,315		Other Securities	53,866,138	1.7
			137,251,214	4.3
		Financials: 13.2%
719,545		American International Group, Inc.	36,934,245	1.2
1,459,532		Bank of America Corp.	51,404,717	1.6
381,850		Discover Financial Services	32,388,517	1.0
236,097		Goldman Sachs Group, Inc.	54,285,783	1.7
750,854		Hartford Financial Services Group, Inc.	45,629,397	1.4
592,214		Intercontinental Exchange, Inc.	54,809,406	1.7
637,717		JPMorgan Chase & Co.	88,897,750	2.8
938,423		US Bancorp	55,639,100	1.8
			419,988,915	13.2
		Health Care: 14.6%
615,465	(1)	Alcon, Inc.	34,816,855	1.1
215,728		Becton Dickinson & Co.	58,671,544	1.8
878,987	(1)	Boston Scientific Corp.	39,747,792	1.3
646,413		Bristol-Myers Squibb Co.	41,493,250	1.3
678,350		Johnson & Johnson	98,950,915	3.1
477,313		Medtronic PLC	54,151,160	1.7
554,836		Novartis AG ADR	52,537,421	1.7
353,364		Zimmer Biomet Holdings, Inc.	52,891,524	1.7
437,829		Other Securities	28,450,128	0.9
			461,710,589	14.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 8.9%
228,587		Cummins, Inc.	$40,907,930	1.3
138,566		Lockheed Martin Corp.	53,954,829	1.7
278,214		Norfolk Southern Corp.	54,009,684	1.7
186,672		Old Dominion Freight Line	35,426,612	1.1
150,002		Roper Technologies, Inc.	53,135,208	1.7
684,812		Other Securities	46,311,428	1.4
			283,745,691	8.9
		Information Technology: 22.9%
251,834	(1)	Adobe, Inc.	83,057,372	2.6
561,622		Analog Devices, Inc.	66,743,158	2.1
473,403		Apple, Inc.	139,014,791	4.4
390,915		Fidelity National Information Services, Inc.	54,372,367	1.7
142,956		Intuit, Inc.	37,444,465	1.2
580,673	(1)	Micron Technology, Inc.	31,228,594	1.0
1,418,190		Microsoft Corp.	223,648,563	7.1
343,181		Motorola Solutions, Inc.	55,300,186	1.7
290,527		Other Securities	35,225,645	1.1
			726,035,141	22.9
		Materials: 2.6%
199,352		Air Products & Chemicals, Inc.	46,845,726	1.5
469,199	(3)	Other Securities	35,843,539	1.1
			82,689,265	2.6
		Real Estate: 2.7%
331,078		Crown Castle International Corp.	47,062,738	1.5
299,835		Mid-America Apartment Communities, Inc.	39,536,243	1.2
			86,598,981	2.7
		Utilities: 3.2%
279,256		Entergy Corp.	33,454,869	1.1
189,749		NextEra Energy, Inc.	45,949,618	1.5
448,838		Other Securities	20,462,524	0.6
			99,867,011	3.2
		Total Common Stock (Cost $2,455,417,864)	3,158,199,877	99.5

Principal Amount†			Value	Percentage of Net Assets
OTHER(4): —%
Utilities: —%
10,000,000	(5)(6)	Southern Energy (Escrow)	—	—
		Total Other (Cost $—)	—	—
		Total Long-Term Investments (Cost $2,455,417,864)	3,158,199,877	99.5

See Accompanying Notes to Financial Statements
75

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
		Commercial Paper: 0.2%
475,000	(7)	Australia & New Zealand Banking, 1.830%, 03/13/2020	$473,231	0.0
650,000	(7)	Banco Santander S.A., 1.950%, 02/05/2020	648,831	0.0
825,000	(7)	DBS Bank Ltd., 1.820%, 02/18/2020	822,992	0.1
425,000	(7)	Flex Co. LLC, 1.910%, 01/31/2020	424,341	0.0
350,000	(7)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	349,314	0.0
425,000	(7)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	424,081	0.1
500,000	(7)	LMA Americas LLC, 1.810%, 01/23/2020	499,351	0.0
625,000	(7)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	623,711	0.0
650,000	(7)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	647,455	0.0
500,000	(7)	United Overseas Bnk Group, 1.900%, 01/24/2020	499,462	0.0
		Total Commercial Paper (Cost $5,412,769)	5,412,769	0.2

		Floating Rate Notes: 0.3%
475,000	(7)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	475,138	0.0
950,000	(7)	Bank of America Corp., 1.910%, 05/07/2020	950,000	0.0
850,000	(7)	Bank of Montreal, 1.960%, 02/26/2020	850,185	0.0
500,000	(7)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	500,140	0.0
250,000	(7)	Credit Suisse Group AG, 1.890%, 04/17/2020	250,112	0.0
700,000	(7)	Credit Suisse Group AG, 1.720%, 01/16/2020	700,052	0.0
350,000	(7)	DNB ASA, 1.880%, 03/04/2020	350,068	0.0
250,000	(7)	Lloyds Bank PLC, 1.880%, 01/15/2020	250,024	0.0
325,000	(7)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	325,083	0.0
625,000	(7)	Mitsubishi UFJ Financial Group, Inc., 2.050%, 02/25/2020	625,216	0.1
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Floating Rate Notes (continued)
350,000	(7)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	$350,015	0.0
350,000	(7)	National Australia Bank Ltd., 1.890%, 02/10/2020	350,008	0.0
800,000	(7)	National Bank Of Canada, 1.950%, 02/27/2020	800,163	0.0
875,000	(7)	National Bank Of Canada, 1.990%, 05/01/2020	875,113	0.1
975,000	(7)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	975,031	0.1
300,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	299,996	0.0
600,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	599,996	0.0
275,000	(7)	The Norinchukin Bank, 2.050%, 04/24/2020	275,099	0.0
450,000	(7)	The Sumitomo Mitsui Financial Group, 1.840%, 01/10/2020	450,033	0.0
625,000	(7)	Westpac Banking Corp, 1.830%, 02/10/2020	625,050	0.0
		Total Floating Rate Notes (Cost $10,876,522)	10,876,522	0.3

		Repurchase Agreements: 0.9%
11,826,073	(7)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,827,090, collateralized by various U.S. Government Agency Obligations, 2.500%- 6.500%, Market Value plus accrued interest $12,063,647, due 09/01/24-11/01/49)	11,826,073	0.3
2,500,690	(7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,500,909, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,550,931, due 01/15/20-11/15/48)	2,500,690	0.1

See Accompanying Notes to Financial Statements
76

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
11,826,073	(7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,827,090, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $12,062,595, due 06/30/21-12/01/49)	$11,826,073	0.4
3,849,711	(7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $3,850,080, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,926,811, due 04/15/21-02/15/47)	3,849,711	0.1
		Total Repurchase Agreements (Cost $30,002,547)	30,002,547	0.9

		Certificates of Deposit: 0.1%
950,000	(7)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	950,033	0.1
500,000	(7)	Toronto-Dominion Bank, 1.850%, 03/18/2020	500,075	0.0
		Total Certificates of Deposit (Cost $1,450,108)	1,450,108	0.1

Shares			Value	Percentage of Net Assets
		Mutual Funds(7): 0.8%
24,034,000	(7)(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	24,034,000	0.8
1,230,000	(7)(8)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	1,230,000	0.0
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(7) (continued)
Total Mutual Funds (Cost $25,264,000)	$25,264,000	0.8
Total Short-Term Investments (Cost $73,005,946)	73,005,946	2.3
Total Investments in Securities (Cost $2,528,423,810)	$3,231,205,823	101.8
Liabilities in Excess of Other Assets	(55,884,964)	(1.8)
Net Assets	$3,175,320,859	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements
77

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$3,158,199,877	$—	$—	$3,158,199,877
Other	—	—	—	—
Short-Term Investments	25,264,000	47,741,946	—	73,005,946
Total Investments, at fair value	$3,183,463,877	$47,741,946	$—	$3,231,205,823

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, Voya Growth and Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Southern Energy (Escrow)	11/30/2005	$—	$—
		$—	$—
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $2,530,676,207.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$715,155,125
Gross Unrealized Depreciation	(14,625,509)
Net Unrealized Appreciation	$700,529,616
See Accompanying Notes to Financial Statements
78

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 23.8%
	Basic Materials: 0.5%
2,486,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$2,535,979	0.1
1,550,000 (1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	1,640,971	0.0
3,250,000 (1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	3,367,521	0.1
8,236,000 (2)	Other Securities	9,030,456	0.3
		16,574,927	0.5
	Communications: 2.2%
15,774,000	AT&T, Inc., 2.950%-5.150%, 07/15/2026-02/15/2050	18,209,751	0.5
8,734,000	Comcast Corp., 2.650%-4.600%, 02/01/2030-11/01/2049	9,668,653	0.3
4,885,000 (1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	5,045,472	0.1
2,630,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	2,670,253	0.1
7,971,000	Verizon Communications, Inc., 3.850%-4.862%, 12/03/2029-08/21/2046	9,440,714	0.3
28,846,000 (2)	Other Securities	32,470,907	0.9
		77,505,750	2.2
	Consumer, Cyclical: 1.6%
2,000,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	2,045,585	0.0
3,500,000 (1)	BMW US Capital LLC, 3.450%, 04/12/2023	3,631,509	0.1
1,100,000 (1)	Hyundai Capital America, 3.500%, 11/02/2026	1,115,889	0.0
1,181,790	United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	1,228,244	0.1
2,236,167	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	2,297,555	0.1
854,097 (3)	United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	868,116	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
4,201,309	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	$4,264,961	0.1
1,085,602	United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,096,021	0.0
39,812,715 (2)	Other Securities	41,239,726	1.2
		57,787,606	1.6
	Consumer, Non-cyclical: 4.3%
5,000,000 (1)	AbbVie, Inc., 2.300%, 11/21/2022	5,027,206	0.1
2,554,000 (1)(3)	AbbVie, Inc., 2.600%, 11/21/2024	2,571,506	0.1
1,441,000 (1)	AbbVie, Inc., 2.950%, 11/21/2026	1,464,769	0.0
1,255,000 (1)	AbbVie, Inc., 3.200%, 11/21/2029	1,277,507	0.0
1,441,000 (1)(3)	AbbVie, Inc., 4.050%, 11/21/2039	1,528,030	0.1
3,007,000	AbbVie, Inc., 2.900%-4.500%, 11/06/2022-05/14/2035	3,186,155	0.1
6,049,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%-4.900%, 02/01/2036-02/01/2046	7,106,159	0.2
2,760,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%-5.450%, 01/23/2039-10/06/2048	3,268,258	0.1
1,265,000 (1)	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	1,352,974	0.0
3,105,000 (1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	3,358,999	0.1
1,757,000 (1)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	2,026,549	0.1
2,000,000 (1)	Cargill, Inc., 3.875%, 05/23/2049	2,236,314	0.1
2,195,000 (1)	Cigna Corp., 3.250%, 04/15/2025	2,276,976	0.1
7,750,000	Cigna Corp., 3.400%-4.800%, 09/17/2021-08/15/2038	8,185,671	0.2
64,248	CVS Pass-Through Trust, 6.943%, 01/10/2030	75,235	0.0

See Accompanying Notes to Financial Statements
79

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
8,675,000	CVS Health Corp., 3.700%-5.050%, 03/09/2023-03/25/2048	$9,687,691	0.3
2,113,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,175,281	0.0
2,671,000 (1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	2,744,358	0.1
324,000 (1)	Mars, Inc., 3.200%, 04/01/2030	342,959	0.0
696,000 (1)	Mars, Inc., 3.875%, 04/01/2039	769,075	0.0
1,342,000 (1)	Mars, Inc., 4.125%, 04/01/2054	1,532,078	0.1
83,605,000 (2)	Other Securities	89,619,794	2.5
		151,813,544	4.3
	Energy: 2.4%
1,015,000 (1)	Cameron LNG LLC, 2.902%, 07/15/2031	1,017,123	0.0
1,015,000 (1)	Cameron LNG LLC, 3.302%, 01/15/2035	1,024,686	0.0
1,345,000 (1)	MPLX L.P., 5.250%, 01/15/2025	1,411,841	0.0
1,500,000 (1)	Schlumberger Investment SA, 2.400%, 08/01/2022	1,512,838	0.1
1,052,000 (1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,070,115	0.0
5,804,000	Williams Cos, Inc./The, 4.000%-5.400%, 09/15/2025-03/04/2044	6,287,468	0.2
3,506,000 (3)	Williams Partners L.P., 3.600%-3.750%, 03/15/2022-06/15/2027	3,639,383	0.1
66,301,000 (2)	Other Securities	69,209,160	2.0
		85,172,614	2.4
	Financial: 7.6%
1,840,000 (1)	ANZ New Zealand Int’l Ltd./London, 3.400%, 03/19/2024	1,918,115	0.1
28,028,000 (4)	Bank of America Corp., 3.194%-5.125%, 05/17/2022-12/31/2199	30,412,296	0.9
1,535,000 (1)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	1,534,392	0.0
1,000,000 (1)	Barclays Bank PLC, 10.179%, 06/12/2021	1,111,611	0.0
4,115,000 (1)(4)	BNP Paribas SA, 2.819%, 11/19/2025	4,162,781	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,960,000 (1)	BPCE SA, 2.700%, 10/01/2029	$3,927,223	0.1
955,000 (1)	BPCE SA, 5.700%, 10/22/2023	1,057,473	0.0
9,000,000 (4)	Citigroup, Inc., 2.876%-5.500%, 07/24/2023-09/13/2025	9,661,659	0.3
2,000,000 (1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	2,086,495	0.1
745,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	747,692	0.0
3,150,000 (1)	Credit Agricole SA/ London, 2.375%, 07/01/2021	3,170,654	0.1
6,000,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	6,704,544	0.2
3,000,000 (1)(4)	Credit Suisse Group AG, 2.997%, 12/14/2023	3,055,755	0.1
2,303,000	Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,342,528	0.0
4,500,000 (1)(3)	Danske Bank A/S, 2.800%, 03/10/2021	4,532,279	0.1
18,788,000 (4)	JPMorgan Chase & Co., 3.207%-5.000%, 06/18/2022-12/31/2199	19,651,449	0.6
958,000 (1)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	996,681	0.0
315,000 (1)(3)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	330,202	0.0
5,870,000	Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	6,101,016	0.2
2,810,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	2,833,719	0.1
10,580,000	Morgan Stanley, 2.750%-5.500%, 07/28/2021-04/23/2027	11,122,859	0.3
1,575,000 (1)(4)	National Australia Bank Ltd., 3.933%, 08/02/2034	1,636,677	0.1
1,004,000 (1)(3)(4)	Nationwide Building Society, 3.960%, 07/18/2030	1,078,403	0.0
1,576,000 (1)(3)	New York Life Global Funding, 2.875%, 04/10/2024	1,625,708	0.0
2,661,000 (1)(4)	Nordea Bank ABP, 6.125%, 12/31/2199	2,834,191	0.1

See Accompanying Notes to Financial Statements
80

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,000,000	Royal Bank of Canada, 2.703%, (US0003M + 0.660%), 10/05/2023	$2,016,321	0.1
6,600,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	6,794,062	0.2
12,239,000 (3)(4)	Wells Fargo & Co., 2.406%-4.750%, 08/15/2023-12/07/2046	12,915,672	0.4
114,337,000 (2)	Other Securities	121,087,453	3.4
		267,449,910	7.6
	Industrial: 1.1%
2,000,000 (1)(3)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,014,076	0.1
1,330,000 (1)(3)	SMBC Aviation Capital Finance DAC, 3.550%, 04/15/2024	1,381,336	0.0
2,250,000 (1)	TTX Co., 3.600%, 01/15/2025	2,372,173	0.1
1,155,000 (1)	Vinci SA, 3.750%, 04/10/2029	1,259,993	0.0
29,763,000 (2)	Other Securities	31,526,917	0.9
		38,554,495	1.1
	Technology: 1.3%
1,000,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,150,969	0.0
3,030,000	IBM Credit LLC, 3.000%, 02/06/2023	3,117,994	0.1
6,000,000	International Business Machines Corp., 2.875%-3.300%, 11/09/2022-05/15/2026	6,298,849	0.2
10,000,000	Microsoft Corp., 3.700%-4.450%, 11/03/2045-08/08/2046	11,775,423	0.3
24,593,000 (2)	Other Securities	25,899,322	0.7
		48,242,557	1.3
	Utilities: 2.8%
2,500,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	3,133,198	0.1
3,219,000 (1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	3,406,818	0.1
2,746,000 (1)(3)	DPL, Inc., 4.350%, 04/15/2029	2,649,240	0.0
1,055,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	1,107,934	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,485,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	$1,484,086	0.0
5,120,000 (3)	Duke Energy Carolinas LLC, 3.200%-4.000%, 09/30/2042-08/15/2049	5,374,984	0.2
1,783,000	Duke Energy Progress LLC, 3.700%-4.200%, 08/15/2045-10/15/2046	1,991,158	0.1
2,802,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,050,413	0.1
411,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	437,618	0.0
74,050,000 (2)	Other Securities	77,417,223	2.2
		100,052,672	2.8
	Total Corporate Bonds/Notes (Cost $802,057,229)	843,154,075	23.8
COLLATERALIZED MORTGAGE OBLIGATIONS: 19.1%
3,579,508 (1)(4)	Agate Bay Mortgage Trust 2015-6 B2, 3.605%, 09/25/2045	3,632,553	0.1
4,738,214	Alternative Loan Trust 2005-10CB 1A1, 2.292%, (US0001M + 0.500%), 05/25/2035	4,074,097	0.1
3,973,652	Alternative Loan Trust 2005-51 3A2A, 3.530%, (12MTA + 1.290%), 11/20/2035	3,887,940	0.1
1,708,879	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	1,582,463	0.1
2,159,815	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	2,147,338	0.1
463,871 (5)	Alternative Loan Trust 2005-J3 2A2, 3.208%, (-1.000*US0001M + 5.000%), 05/25/2035	41,168	0.0
1,482,221	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	1,131,809	0.0
3,076,983	Alternative Loan Trust 2006-HY11 A1, 1.912%, (US0001M + 0.120%), 06/25/2036	2,950,483	0.1

See Accompanying Notes to Financial Statements
81

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,106,425	Alternative Loan Trust 2007-23CB A3, 2.292%, (US0001M + 0.500%), 09/25/2037	$1,163,905	0.0
172,950	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	163,662	0.0
3,702,441	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.982%, (US0001M + 0.190%), 01/25/2037	3,537,955	0.1
890,029 (1)(4)	Chase Home Lending Mortgage Trust 2019-ATR1 A3, 4.000%, 04/25/2049	906,942	0.0
20,064	CHL Mortgage Pass-Through Trust 2005-2 2A3, 2.472%, (US0001M + 0.680%), 03/25/2035	18,849	0.0
165,118	Citicorp Mortgage Securities Trust Series 2006-4 2A1, 5.500%, 08/25/2036	169,912	0.0
885,758	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	877,616	0.0
1,495,908 (4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.170%, 09/25/2037	1,466,390	0.1
1,239,004 (1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,313,425	0.0
62,405 (4)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 4.521%, 08/25/2035	63,490	0.0
2,374,521	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	2,443,495	0.1
329,839	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	327,526	0.0
972,508	Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.292%, (US0001M + 0.500%), 11/25/2035	547,301	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,252,979	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.512%, (US0001M + 0.720%), 11/25/2035	$5,231,016	0.2
650,194	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.044%, (US0001M + 0.280%), 08/19/2045	564,442	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	1,137,249	0.0
12,090,957	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	13,621,835	0.4
2,206,134	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	2,260,450	0.1
28,090,696 (5)	Fannie Mae 2016-82 SD, 4.258%, (-1.000*US0001M + 6.050%), 11/25/2046	5,180,166	0.1
6,020,047	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	6,253,775	0.2
8,400,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.042%, (US0001M + 4.250%), 04/25/2029	9,029,953	0.3
3,532,937	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 5.792%, (US0001M + 4.000%), 05/25/2025	3,751,316	0.1
222,430	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 5.792%, (US0001M + 4.000%), 05/25/2025	230,618	0.0
6,079,708	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 7.342%, (US0001M + 5.550%), 04/25/2028	6,494,450	0.2
7,100,000	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.042%, (US0001M + 4.250%), 01/25/2029	7,555,143	0.2

See Accompanying Notes to Financial Statements
82

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,166,760	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.242%, (US0001M + 4.450%), 01/25/2029	$10,749,210	0.3
335,494	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.142%, (US0001M + 4.350%), 05/25/2029	354,064	0.0
4,800,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 5.342%, (US0001M + 3.550%), 07/25/2029	5,083,776	0.1
4,900,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.442%, (US0001M + 3.650%), 09/25/2029	5,165,940	0.1
1,500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.792%, (US0001M + 3.000%), 10/25/2029	1,568,380	0.0
5,889,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.642%, (US0001M + 2.850%), 11/25/2029	6,095,466	0.2
9,050,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.992%, (US0001M + 2.200%), 01/25/2030	9,213,000	0.3
900,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 4.442%, (US0001M + 2.650%), 02/25/2030	924,370	0.0
8,050,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.192%, (US0001M + 2.400%), 05/28/2030	8,206,527	0.2
8,644,066	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.292%, (US0001M + 2.500%), 05/25/2030	8,783,522	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,491,306	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 4.592%, (US0001M + 2.800%), 02/25/2030	$4,616,489	0.1
6,924,295	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.992%, (US0001M + 2.200%), 08/25/2030	6,990,246	0.2
1,700,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.942%, (US0001M + 2.150%), 10/25/2030	1,714,654	0.1
1,200,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.342%, (US0001M + 2.550%), 12/25/2030	1,222,386	0.0
2,500,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.142%, (US0001M + 2.350%), 01/25/2031	2,538,021	0.1
5,409,539	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 3.792%, (US0001M + 2.000%), 03/25/2031	5,436,552	0.2
14,000,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.042%, (US0001M + 2.250%), 07/25/2030	14,198,023	0.4
3,500,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.092%, (US0001M + 2.300%), 08/25/2031	3,535,377	0.1
6,685,863 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.192%, (US0001M + 2.400%), 04/25/2031	6,768,939	0.2
2,245,584	Fannie Mae Connecticut Avenue Securities, 7.492%, (US0001M + 5.700%), 04/25/2028	2,496,098	0.1

See Accompanying Notes to Financial Statements
83

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
522,246 (5)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	$97,426	0.0
440,441 (5)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	69,817	0.0
9,448	Fannie Mae REMIC Trust 1994-77 FB, 3.292%, (US0001M + 1.500%), 04/25/2024	9,590	0.0
365,822	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	400,476	0.0
291,353	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	320,358	0.0
29,149	Fannie Mae REMIC Trust 2002-21 FC, 2.692%, (US0001M + 0.900%), 04/25/2032	29,606	0.0
909,940 (5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	206,578	0.0
81,180	Fannie Mae REMIC Trust 2004-11 A, 1.912%, (US0001M + 0.120%), 03/25/2034	80,884	0.0
476,381	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	529,837	0.0
200,855	Fannie Mae REMIC Trust 2005-74 DK, 16.832%, (-4.000*US0001M + 24.000%), 07/25/2035	313,969	0.0
5,120,338 (5)	Fannie Mae REMIC Trust 2005-92 SC, 4.888%, (-1.000*US0001M + 6.680%), 10/25/2035	951,769	0.0
316,165	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	350,308	0.0
966,550	Fannie Mae REMIC Trust 2006-104 ES, 24.490%, (-5.000*US0001M + 33.450%), 11/25/2036	1,742,278	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,909,707 (5)	Fannie Mae REMIC Trust 2006-12 SD, 4.958%, (-1.000*US0001M + 6.750%), 10/25/2035	$961,372	0.0
2,614,177 (5)	Fannie Mae REMIC Trust 2006-123 UI, 4.948%, (-1.000*US0001M + 6.740%), 01/25/2037	559,951	0.0
674,639 (5)	Fannie Mae REMIC Trust 2006-72 HS, 4.908%, (-1.000*US0001M + 6.700%), 08/25/2026	80,797	0.0
200,294	Fannie Mae REMIC Trust 2007-73 A1, 1.711%, (US0001M + 0.060%), 07/25/2037	196,984	0.0
528,676	Fannie Mae REMIC Trust 2008-20 SP, 11.020%, (-2.500*US0001M + 15.500%), 03/25/2038	691,094	0.0
2,292,571	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,485,498	0.1
8,102,688 (5)	Fannie Mae REMIC Trust 2010-102 SB, 4.808%, (-1.000*US0001M + 6.600%), 09/25/2040	1,702,935	0.1
2,698,016 (5)	Fannie Mae REMIC Trust 2010-116 SE, 4.808%, (-1.000*US0001M + 6.600%), 10/25/2040	512,441	0.0
7,966,660 (5)	Fannie Mae REMIC Trust 2010-123 SL, 4.278%, (-1.000*US0001M + 6.070%), 11/25/2040	1,194,255	0.0
5,050,000	Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/2039	5,242,936	0.2
4,098,790 (5)	Fannie Mae REMIC Trust 2010-55 AS, 4.628%, (-1.000*US0001M + 6.420%), 06/25/2040	760,692	0.0

See Accompanying Notes to Financial Statements
84

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,159,907	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	$9,011,693	0.3
1,295,871	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	1,411,431	0.0
6,601,976 (5)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	558,284	0.0
1,787,961 (5)	Fannie Mae REMIC Trust 2012-10 US, 4.658%, (-1.000*US0001M + 6.450%), 02/25/2042	231,367	0.0
1,292,839	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	1,328,908	0.0
11,158,909 (5)	Fannie Mae REMIC Trust 2012-113 SG, 4.308%, (-1.000*US0001M + 6.100%), 10/25/2042	2,048,300	0.1
8,122,457 (5)	Fannie Mae REMIC Trust 2012-122 SB, 4.358%, (-1.000*US0001M + 6.150%), 11/25/2042	1,526,650	0.0
3,328,591 (5)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	286,731	0.0
3,922,600	Fannie Mae REMIC Trust 2012-131 BS, 3.371%, (-1.200*US0001M + 5.400%), 12/25/2042	3,678,632	0.1
12,825,019 (5)	Fannie Mae REMIC Trust 2012-137 SN, 4.308%, (-1.000*US0001M + 6.100%), 12/25/2042	2,255,513	0.1
4,962,687 (5)	Fannie Mae REMIC Trust 2012-15 SP, 4.828%, (-1.000*US0001M + 6.620%), 06/25/2040	493,573	0.0
3,077,923 (5)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	504,378	0.0
697,430	Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/2042	732,377	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,246,993 (5)	Fannie Mae REMIC Trust 2013-60 DS, 4.408%, (-1.000*US0001M + 6.200%), 06/25/2033	$1,737,956	0.1
8,438,293 (5)	Fannie Mae REMIC Trust 2013-9 DS, 4.358%, (-1.000*US0001M + 6.150%), 02/25/2043	1,947,750	0.1
270,426 (5)	Fannie Mae REMIC Trust 2013-9 SA, 4.358%, (-1.000*US0001M + 6.150%), 03/25/2042	40,434	0.0
3,104,671 (5)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/2041	197,419	0.0
23,834,891 (5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	5,367,622	0.2
3,785,347 (5)	Fannie Mae REMICS 2005-66 SY, 4.908%, (-1.000*US0001M + 6.700%), 07/25/2035	754,516	0.0
6,730,566 (5)	Fannie Mae REMICS 2006-120 QD, 2.908%, (-1.000*US0001M + 4.700%), 10/25/2036	691,116	0.0
3,202,055 (5)	Fannie Mae REMICS 2006-59 XS, 5.408%, (-1.000*US0001M + 7.200%), 07/25/2036	600,573	0.0
3,460,157 (5)	Fannie Mae REMICS 2007-53 SX, 4.308%, (-1.000*US0001M + 6.100%), 06/25/2037	653,236	0.0
1,357,406	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	1,507,429	0.0
103,000	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	108,042	0.0
4,988,438 (5)	Fannie Mae REMICS 2011-149 ES, 4.208%, (-1.000*US0001M + 6.000%), 07/25/2041	631,704	0.0
1,180,640	Fannie Mae REMICS 2012-150 CS, 3.312%, (-1.500*US0001M + 6.000%), 01/25/2043	1,095,088	0.0

See Accompanying Notes to Financial Statements
85

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,570,931 (5)	Fannie Mae REMICS 2016-93 SL, 4.858%, (-1.000*US0001M + 6.650%), 12/25/2046	$2,333,471	0.1
2,107,861	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	2,142,487	0.1
447,160	Fannie Mae REMICS 2018-27 EA, 3.000%, 05/25/2048	459,806	0.0
2,270,365	Fannie Mae REMICS 2018-64 ET, 3.000%, 09/25/2048	2,312,880	0.1
13,756,058 (5)	Fannie Mae REMICS 2019-18 SA, 4.258%, (-1.000*US0001M + 6.050%), 05/25/2049	2,425,494	0.1
1,440,727 (1)(4)	Flagstar Mortgage Trust 2018-1 B1, 4.030%, 03/25/2048	1,520,288	0.0
1,536,775 (1)(4)	Flagstar Mortgage Trust 2018-1 B2, 4.030%, 03/25/2048	1,600,837	0.0
2,017,018 (1)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.030%, 03/25/2048	2,041,450	0.1
1,740,240 (1)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.050%, 04/25/2048	1,788,147	0.1
2,382,198 (1)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	2,435,877	0.1
5,367,255 (5)	Freddie Mac 2815 GS, 4.260%, (-1.000*US0001M + 6.000%), 03/15/2034	899,950	0.0
16,900,738	Freddie Mac 326 350, 3.500%, 03/15/2044	17,650,233	0.5
4,217	Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/2021	4,364	0.0
236,808	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	261,637	0.0
232,437	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	255,755	0.0
100,822	Freddie Mac REMIC Trust 2411 FJ, 2.090%, (US0001M + 0.350%), 12/15/2029	100,479	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
146,723	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	$163,125	0.0
377,820	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	424,655	0.0
298,809	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	307,791	0.0
312,322	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	348,777	0.0
18	Freddie Mac REMIC Trust 2559 PB, 5.500%, 08/15/2030	18	0.0
272,230	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	305,591	0.0
360,399 (5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	80,433	0.0
444,119	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	505,021	0.0
1,205,787	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	1,353,824	0.0
858,663	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	943,792	0.0
981,247	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	1,079,130	0.0
5,944,805 (5)	Freddie Mac REMIC Trust 3045 DI, 4.990%, (-1.000*US0001M + 6.730%), 10/15/2035	1,132,382	0.0
2,641,194 (5)	Freddie Mac REMIC Trust 3064 SP, 4.860%, (-1.000*US0001M + 6.600%), 03/15/2035	187,210	0.0
398,031	Freddie Mac REMIC Trust 3065 DC, 14.641%, (-3.000*US0001M + 19.860%), 03/15/2035	548,440	0.0
828,970 (5)	Freddie Mac REMIC Trust 3102 IS, 18.188%, (-3.667*US0001M + 24.567%), 01/15/2036	421,743	0.0

See Accompanying Notes to Financial Statements
86

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,210,190	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	$3,531,881	0.1
1,782,395 (5)	Freddie Mac REMIC Trust 3170 SA, 4.860%, (-1.000*US0001M + 6.600%), 09/15/2033	328,639	0.0
1,100,561 (5)	Freddie Mac REMIC Trust 3171 PS, 4.745%, (-1.000*US0001M + 6.485%), 06/15/2036	175,766	0.0
1,581,085	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	1,778,619	0.1
391,868 (4)	Freddie Mac REMIC Trust 3524 LA, 5.210%, 03/15/2033	430,546	0.0
104,954	Freddie Mac REMIC Trust 3556 NT, 4.840%, (US0001M + 3.100%), 03/15/2038	107,433	0.0
6,744,203 (5)	Freddie Mac REMIC Trust 3589 SB, 4.460%, (-1.000*US0001M + 6.200%), 10/15/2039	1,214,787	0.0
1,167,218 (5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	160,021	0.0
7,100,810	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	7,964,997	0.2
2,503,998	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	2,827,374	0.1
289,045 (5)	Freddie Mac REMIC Trust 3710 SL, 4.260%, (-1.000*US0001M + 6.000%), 05/15/2036	3,459	0.0
1,299,802	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	1,468,175	0.1
939,491 (5)	Freddie Mac REMIC Trust 3752 WS, 4.860%, (-1.000*US0001M + 6.600%), 12/15/2039	40,456	0.0
1,094,809	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	1,196,472	0.0
4,840,334 (5)	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/2038	267,707	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,869,174	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	$2,007,749	0.1
5,967,029 (5)	Freddie Mac REMIC Trust 3856 KS, 4.810%, (-1.000*US0001M + 6.550%), 05/15/2041	1,033,796	0.0
1,523,000	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	1,695,949	0.1
2,205,813 (5)	Freddie Mac REMIC Trust 3925 SD, 4.310%, (-1.000*US0001M + 6.050%), 07/15/2040	220,366	0.0
10,523,781 (5)	Freddie Mac REMIC Trust 3925 SL, 4.310%, (-1.000*US0001M + 6.050%), 01/15/2041	1,124,821	0.0
2,551,517 (5)	Freddie Mac REMIC Trust 3936 GS, 4.960%, (-1.000*US0001M + 6.700%), 11/15/2025	92,507	0.0
13,803,239 (5)	Freddie Mac REMIC Trust 3951 SN, 4.810%, (-1.000*US0001M + 6.550%), 11/15/2041	2,788,920	0.1
4,567,395 (5)	Freddie Mac REMIC Trust 3984 NS, 4.860%, (-1.000*US0001M + 6.600%), 01/15/2040	272,229	0.0
1,066,903	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	1,156,166	0.0
2,123,073	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	2,504,064	0.1
1,977,944 (5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	160,048	0.0
4,423,438 (5)	Freddie Mac REMIC Trust 4094 YS, 4.960%, (-1.000*US0001M + 6.700%), 04/15/2040	399,502	0.0
10,693,746 (5)	Freddie Mac REMIC Trust 4102 MS, 4.860%, (-1.000*US0001M + 6.600%), 09/15/2042	2,116,251	0.1
945,849 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	136,933	0.0

See Accompanying Notes to Financial Statements
87

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,518,064	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	$5,679,083	0.2
27,067,017	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	30,024,728	0.9
9,530,157 (5)	Freddie Mac REMIC Trust 4313 SD, 4.410%, (-1.000*US0001M + 6.150%), 03/15/2044	1,645,464	0.1
14,720,680 (5)	Freddie Mac REMIC Trust 4313 SE, 4.410%, (-1.000*US0001M + 6.150%), 03/15/2044	2,616,373	0.1
2,827,310 (5)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	261,839	0.0
1,584,076 (5)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	264,201	0.0
7,310,997	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	8,313,692	0.2
5,889,646 (5)	Freddie Mac REMIC Trust 4346 ST, 4.460%, (-1.000*US0001M + 6.200%), 07/15/2039	708,621	0.0
11,296,966	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	12,611,011	0.4
5,582,702 (5)	Freddie Mac REMIC Trust 4386 LS, 4.360%, (-1.000*US0001M + 6.100%), 09/15/2044	947,735	0.0
9,465,521 (5)	Freddie Mac REMICS 3284 CI, 4.380%, (-1.000*US0001M + 6.120%), 03/15/2037	1,745,925	0.1
15,989,718 (5)	Freddie Mac REMICS 4675 KS, 4.260%, (-1.000*US0001M + 6.000%), 04/15/2047	3,063,384	0.1
500,398	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	516,487	0.0
14,252,296	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	14,593,498	0.4
2,513,607	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	2,630,045	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,334,526	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	$9,193,416	0.3
11,041,706 (5)	Freddie Mac Strips Series 311 S1, 4.210%, (-1.000*US0001M + 5.950%), 08/15/2043	2,088,700	0.1
876,290	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 5.792%, (US0001M + 4.000%), 08/25/2024	934,356	0.0
2,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.692%, (US0001M + 3.900%), 12/25/2027	2,069,788	0.1
3,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.492%, (US0001M + 4.700%), 04/25/2028	3,437,338	0.1
1,282,935	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.592%, (US0001M + 3.800%), 03/25/2025	1,316,564	0.0
1,900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.342%, (US0001M + 5.550%), 07/25/2028	2,097,903	0.1
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 5.642%, (US0001M + 3.850%), 03/25/2029	534,002	0.0
9,900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.292%, (US0001M + 2.500%), 03/25/2030	10,141,832	0.3
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 5.342%, (US0001M + 3.550%), 08/25/2029	1,051,168	0.0
6,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.442%, (US0001M + 2.650%), 12/25/2029	6,376,369	0.2

See Accompanying Notes to Financial Statements
88

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,630,315	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.142%, (US0001M + 2.350%), 04/25/2030	$6,749,601	0.2
6,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.592%, (US0001M + 1.800%), 07/25/2030	6,017,844	0.2
1,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.092%, (US0001M + 2.300%), 09/25/2030	1,315,816	0.0
297,114	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	345,886	0.0
436,714	Freddie Mac Structured Pass Through Certificates T-62 1A1, 3.440%, (12MTA + 1.200%), 10/25/2044	443,133	0.0
48,569	Freddie Mac-Ginnie Mae Series 27 FC, 3.375%, (PRIME + (1.375)%), 03/25/2024	49,223	0.0
1,209,160 (1)(4)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	1,223,274	0.0
11,783,900 (5)	Ginnie Mae 2007-35 KY, 4.710%, (-1.000*US0001M + 6.450%), 06/16/2037	2,244,958	0.1
952,965	Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	928,976	0.0
926,676	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	918,306	0.0
409,268	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	386,644	0.0
436,765	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	427,721	0.0
895,226 (5)	Ginnie Mae Series 2005-7 AH, 5.030%, (-1.000*US0001M + 6.770%), 02/16/2035	152,698	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
73,275	Ginnie Mae Series 2007-37 S, 18.921%, (-3.667*US0001M + 25.300%), 04/16/2037	$79,079	0.0
428,509	Ginnie Mae Series 2007-8 SP, 16.327%, (-3.242*US0001M + 22.049%), 03/20/2037	670,428	0.0
2,575,465 (5)	Ginnie Mae Series 2008-35 SN, 4.635%, (-1.000*US0001M + 6.400%), 04/20/2038	377,219	0.0
1,395,995 (5)	Ginnie Mae Series 2008-40 PS, 4.760%, (-1.000*US0001M + 6.500%), 05/16/2038	250,028	0.0
10,298,111 (5)	Ginnie Mae Series 2009-106 SU, 4.435%, (-1.000*US0001M + 6.200%), 05/20/2037	1,886,828	0.1
3,413,295 (5)	Ginnie Mae Series 2009-25 KS, 4.435%, (-1.000*US0001M + 6.200%), 04/20/2039	608,553	0.0
1,722,472	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,888,155	0.1
2,203,271	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	2,434,962	0.1
831,053 (5)	Ginnie Mae Series 2009-33 SN, 4.535%, (-1.000*US0001M + 6.300%), 05/20/2039	29,502	0.0
11,903,697	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,384,534	0.4
703,052 (5)	Ginnie Mae Series 2009-43 HS, 4.435%, (-1.000*US0001M + 6.200%), 06/20/2038	21,886	0.0

See Accompanying Notes to Financial Statements
89

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,461,905 (5)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	$300,751	0.0
2,212,882 (5)	Ginnie Mae Series 2010-116 NS, 4.910%, (-1.000*US0001M + 6.650%), 09/16/2040	372,953	0.0
6,285,964 (5)	Ginnie Mae Series 2010-116 SK, 4.855%, (-1.000*US0001M + 6.620%), 08/20/2040	1,140,261	0.0
9,856,739 (5)	Ginnie Mae Series 2010-149 HS, 4.360%, (-1.000*US0001M + 6.100%), 05/16/2040	994,805	0.0
3,540,331 (5)	Ginnie Mae Series 2010-4 SP, 4.760%, (-1.000*US0001M + 6.500%), 01/16/2039	392,307	0.0
4,006,475	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	4,347,772	0.1
2,168,315 (5)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	221,060	0.0
2,575,206 (5)	Ginnie Mae Series 2010-68 MS, 4.085%, (-1.000*US0001M + 5.850%), 06/20/2040	438,494	0.0
4,996,081 (5)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	1,146,098	0.0
3,329,190 (5)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	253,983	0.0
949,605 (5)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	86,530	0.0
61,244	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	67,541	0.0
5,247,081 (5)	Ginnie Mae Series 2011-80 KS, 4.905%, (-1.000*US0001M + 6.670%), 06/20/2041	1,127,707	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
977,427 (5)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	$72,121	0.0
88,228	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	89,587	0.0
13,552,059 (5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	2,646,663	0.1
10,652,517 (5)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	2,436,140	0.1
11,636,636	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	11,769,458	0.3
9,447,525 (5)	Ginnie Mae Series 2014-3 SU, 4.285%, (-1.000*US0001M + 6.050%), 07/20/2039	1,684,984	0.1
1,358,609	Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/2044	1,567,512	0.1
11,633,554 (5)	Ginnie Mae Series 2014-55 MS, 4.460%, (-1.000*US0001M + 6.200%), 04/16/2044	2,198,604	0.1
13,077,977 (5)	Ginnie Mae Series 2014-56 SP, 4.460%, (-1.000*US0001M + 6.200%), 12/16/2039	1,891,421	0.1
10,388,822 (5)	Ginnie Mae Series 2014-58 CS, 3.860%, (-1.000*US0001M + 5.600%), 04/16/2044	1,670,784	0.1
13,296,439 (5)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	3,140,059	0.1
5,220,021 (5)	Ginnie Mae Series 2014-99 S, 3.835%, (-1.000*US0001M + 5.600%), 06/20/2044	967,083	0.0
3,627,411	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	3,718,881	0.1
4,443,107	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	4,580,789	0.1

See Accompanying Notes to Financial Statements
90

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,594,009 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	$3,649,673	0.1
66,413	HarborView Mortgage Loan Trust 2005-2 2A1A, 2.204%, (US0001M + 0.440%), 05/19/2035	64,467	0.0
261,117	HomeBanc Mortgage Trust 2004-1 2A, 2.652%, (US0001M + 0.860%), 08/25/2029	254,343	0.0
3,000,000	HomeBanc Mortgage Trust 2005-4 M1, 2.262%, (US0001M + 0.470%), 10/25/2035	3,033,990	0.1
3,191,206	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.002%, (US0001M + 0.210%), 04/25/2046	3,031,142	0.1
2,643,286	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.002%, (US0001M + 0.210%), 02/25/2046	2,259,276	0.1
14,221 (4)	JP Morgan Mortgage Trust 2005-A1 6T1, 4.611%, 02/25/2035	14,369	0.0
116,502 (4)	JP Morgan Mortgage Trust 2007-A1 5A5, 4.305%, 07/25/2035	119,681	0.0
3,099,278 (1)(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	3,116,787	0.1
4,435,715 (1)(4)	JP Morgan Mortgage Trust 2017-4 B1, 3.952%, 11/25/2048	4,669,722	0.1
1,627,785 (1)(4)	JP Morgan Mortgage Trust 2017-4 B2, 3.952%, 11/25/2048	1,648,153	0.1
1,055,945 (1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.826%, 12/25/2048	1,062,637	0.0
1,631,863 (1)(4)	JP Morgan Mortgage Trust 2018-1 B1, 3.744%, 06/25/2048	1,670,312	0.1
1,631,863 (1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.744%, 06/25/2048	1,648,853	0.1
2,015,831 (1)(4)	JP Morgan Mortgage Trust 2018-1 B3, 3.744%, 06/25/2048	1,997,949	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,445,602 (1)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.762%, 09/25/2048	$1,489,927	0.0
1,301,687 (1)(4)	JP Morgan Mortgage Trust 2018-4 B1, 3.779%, 10/25/2048	1,343,198	0.0
551,255 (1)(4)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	558,232	0.0
1,216,648 (1)(4)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	1,235,958	0.0
1,460,671 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	1,499,241	0.0
4,864,514,781 (1)(5)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	5,922,060	0.2
8,721,537 (5)	Lehman Mortgage Trust 2006-9 2A5, 4.828%, (-1.000*US0001M + 6.620%), 01/25/2037	1,399,186	0.0
2,679,376	Lehman XS Trust Series 2005-5N 1A2, 2.152%, (US0001M + 0.360%), 11/25/2035	2,480,475	0.1
501,140	Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 2.172%, (US0001M + 0.380%), 08/25/2035	504,388	0.0
30,263	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 2.042%, (US0001M + 0.250%), 11/25/2035	29,043	0.0
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 3.592%, (US0001M + 1.800%), 09/25/2035	1,978,554	0.1
1,549,700	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	1,250,107	0.0
1,634,700 (1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,735,511	0.0

See Accompanying Notes to Financial Statements
91

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
19,554 (1)(4)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	$20,028	0.0
990,582 (1)	RBSSP Resecuritization Trust 2011-3 2A1, 1.958%, (US0001M + 0.250%), 02/26/2037	993,363	0.0
60,665	Sequoia Mortgage Trust 2003-4 2A1, 2.115%, (US0001M + 0.350%), 07/20/2033	59,857	0.0
33,079 (4)	Sequoia Mortgage Trust 2005-4 2A1, 4.537%, 04/20/2035	34,889	0.0
1,294,851 (1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.936%, 10/25/2044	1,336,542	0.0
1,310,238 (1)(4)	Sequoia Mortgage Trust 2014-4 B3, 3.864%, 11/25/2044	1,346,045	0.1
1,146,668 (1)(4)	Sequoia Mortgage Trust 2015-2 B3, 3.738%, 05/25/2045	1,173,896	0.0
1,257,369 (1)(4)	Sequoia Mortgage Trust 2015-3 B3, 3.707%, 07/25/2045	1,259,026	0.0
2,900,000 (1)(4)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,040,648	0.1
1,180,401 (1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	1,197,880	0.0
4,824,883 (1)(4)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.487%, 02/25/2048	5,134,633	0.2
1,315,842 (1)(4)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	1,333,010	0.0
2,664,914 (1)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	2,710,420	0.1
243,738	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 2.014%, (US0001M + 0.250%), 07/19/2035	241,014	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
110,583	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 2.014%, (US0001M + 0.250%), 07/19/2035	$110,200	0.0
1,200,000 (1)(4)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,200,365	0.0
1,300,000 (1)(4)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,307,875	0.0
1,796,057 (1)(6)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	1,800,359	0.1
8,579	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 2.350%, (COF 11 + 1.250%), 02/27/2034	8,570	0.0
30,947	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 3.640%, (12MTA + 1.400%), 08/25/2042	30,380	0.0
37,801	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 2.432%, (US0001M + 0.640%), 01/25/2045	37,682	0.0
894,503 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.210%, 10/25/2036	840,753	0.0
348,116	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.627%, (COF 11 + 1.500%), 07/25/2046	337,581	0.0
61,487,186 (4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.276%, 08/25/2045	2,224,465	0.1

See Accompanying Notes to Financial Statements
92

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,983,881	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.282%, (US0001M + 0.490%), 10/25/2045	$1,983,258	0.1
736,333 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.693%, 10/25/2036	725,207	0.0
1,375,040 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.342%, 12/25/2036	1,296,997	0.0
2,507,708 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.875%, 08/25/2046	2,435,202	0.1
3,248,885 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.501%, 04/25/2037	2,997,048	0.1
2,061,651 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.612%, 07/25/2037	1,888,727	0.0
3,026,747	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	2,842,820	0.1
263,534	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	262,665	0.0
1,921,753	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 1.892%, (US0001M + 0.100%), 12/25/2036	1,373,749	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,473,675	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.200%, (12MTA + 0.960%), 08/25/2046	$3,347,282	0.1
1,873,893	Wells Fargo Alternative Loan 2007-PA2 2A1, 2.222%, (US0001M + 0.430%), 06/25/2037	1,556,731	0.1
175,507 (4)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 5.076%, 05/25/2035	175,757	0.0
438,670 (4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.220%, 04/25/2036	430,681	0.0
1,055,848 (1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.777%, 08/20/2045	1,053,656	0.0
17,520,204	Other Securities	17,388,463	0.5
	Total Collateralized Mortgage Obligations (Cost $658,635,023)	675,781,147	19.1
MUNICIPAL BONDS: 0.1%
	California: 0.1%
1,600,000	Other Securities	2,179,160	0.1
	Total Municipal Bonds (Cost $1,601,900)	2,179,160	0.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.0%
	Federal Home Loan Mortgage Corporation: 5.4%(7)
12,745,697	3.000%,10/01/2046	13,057,672	0.4
9,731,825	3.000%,10/01/2046	10,021,122	0.3
10,921,730	3.000%,03/01/2048	11,188,538	0.3
18,042,024	3.000%,08/01/2048	18,460,585	0.5
11,947,491	3.500%,01/01/2045	12,478,852	0.3
22,027,565	3.500%,03/01/2048	23,257,680	0.7
74,262	3.759%, (US0012M + 1.345%),09/01/2035	76,913	0.0
12,465	4.030%, (H15T1Y + 2.250%),11/01/2031	13,109	0.0
21,650	4.117%, (H15T1Y + 2.250%),11/01/2035	22,915	0.0
2,681	4.256%, (H15T1Y + 2.210%),06/01/2024	2,792	0.0

See Accompanying Notes to Financial Statements
93

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
194,563	4.502%, (H15T1Y + 2.462%),01/01/2029	$200,583	0.0
617,147	4.566%, (US0012M + 1.721%),06/01/2035	648,609	0.0
5,040	4.763%, (H15T1Y + 2.250%),04/01/2032	5,306	0.0
2,915	4.891%, (H15T1Y + 2.250%),03/01/2036	3,080	0.0
96,317,435	2.500%-6.500%, 11/01/2021-06/01/2048	101,589,961	2.9
		191,027,717	5.4
	Federal National Mortgage Association: 0.1%(7)
1,969,069	3.355%-4.835%, 09/01/2031-10/01/2044	2,043,808	0.1

	Government National Mortgage Association: 2.1%
12,560,401	3.500%,12/20/2047	13,153,073	0.4
9,882,222	4.000%,04/20/2048	10,269,756	0.3
25,600,000 (8)	4.000%,01/20/2050	26,497,419	0.7
22,911,795 (4)	3.500%-5.500%, 11/15/2035-10/20/2060	24,333,404	0.7
		74,253,652	2.1
	Uniform Mortgage-Backed Securities: 11.4%
5,662,000 (8)	3.000%,01/25/2035	5,801,383	0.2
9,972,744	3.000%,12/01/2049	10,113,592	0.3
70,204,000	3.000%,01/01/2050	71,185,115	2.0
17,234,391	3.000%-4.000%, 06/01/2047-10/01/2049	18,061,725	0.5
14,123,719	3.000%,07/01/2043	14,539,496	0.4
10,037,645	3.000%,04/01/2045	10,329,581	0.3
11,701,957	3.000%,01/01/2047	11,970,410	0.3
28,620,417	3.500%,08/01/2046	30,273,532	0.9
13,693,045	3.500%,07/01/2048	14,449,046	0.4
9,617,289	4.000%,12/01/2039	10,312,165	0.3
11,379,725	4.000%,09/01/2048	11,954,986	0.3
181,635,442	2.500%-7.500%, 02/01/2021-03/01/2048	194,626,704	5.5
		403,617,735	11.4
	Total U.S. Government Agency Obligations (Cost $653,499,820)	670,942,912	19.0

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 2.6%
	Treasury Inflation Indexed Protected Securities: 1.4%
48,521,750	0.250%,07/15/2029	$49,010,358	1.4

	U.S. Treasury Bonds: 0.1%
2,351,000	Other Securities	2,278,675	0.1

	U.S. Treasury Notes: 1.1%
10,375,700	1.625%,12/31/2021	10,386,170	0.3
12,769,900	1.750%,12/31/2024	12,798,869	0.3
16,340,000 (3)	1.625%-1.750%, 12/15/2022-11/15/2029	16,222,335	0.5
		39,407,374	1.1
	Total U.S. Treasury Obligations (Cost $90,794,931)	90,696,407	2.6
ASSET-BACKED SECURITIES: 8.5%
	Automobile Asset-Backed Securities: 0.2%
1,750,000 (1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,767,773	0.1
1,250,000 (1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	1,283,585	0.0
4,400,000	Other Securities	4,445,953	0.1
		7,497,311	0.2
	Home Equity Asset-Backed Securities: 0.3%
1,401,591 (1)(4)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	1,340,587	0.0
1,107,868	Home Equity Asset Trust 2005-2 M5, 2.887%, (US0001M + 1.095%), 07/25/2035	1,118,509	0.0
2,400,000	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 2.707%, (US0001M + 0.915%), 03/25/2035	2,415,471	0.1
532,777	New Century Home Equity Loan Trust 2005-2 M3, 2.527%, (US0001M + 0.735%), 06/25/2035	532,957	0.0
54,127	Renaissance Home Equity Loan Trust 2003-2 A, 2.672%, (US0001M + 0.880%), 08/25/2033	54,170	0.0

See Accompanying Notes to Financial Statements
94

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
58,318	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 1.872%, (US0001M + 0.080%), 11/25/2036	$22,024	0.0
3,272,961	WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 1.962%, (US0001M + 0.170%), 07/25/2047	2,258,953	0.1
2,280,876	Other Securities	2,396,999	0.1
		10,139,670	0.3
	Other Asset-Backed Securities: 7.3%
1,500,045 (1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	1,519,288	0.0
1,740,948 (1)(4)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	1,764,200	0.1
9,000,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 3.238%, (US0003M + 1.330%), 01/20/2033	9,000,000	0.3
4,090,000 (1)	ALM VIII Ltd. 2013-8A A1R, 3.491%, (US0003M + 1.490%), 10/15/2028	4,091,865	0.1
2,484,131 (1)(4)(5)(9)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
9,500,000 (1)	Apidos CLO XXXII 2019-32A A1, 3.228%, (US0003M + 1.320%), 01/20/2033	9,500,000	0.3
8,000,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.231%, (US0003M + 1.230%), 01/15/2030	7,832,776	0.2
3,470,000 (1)	Babson CLO Ltd. 2017-1A A2, 3.353%, (US0003M + 1.350%), 07/18/2029	3,429,571	0.1
4,393,000 (1)	Babson CLO Ltd. 2018-3A A2, 3.266%, (US0003M + 1.300%), 07/20/2029	4,315,007	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,600,000 (1)	Bain Capital Credit CLO 2017-1A A2, 3.316%, (US0003M + 1.350%), 07/20/2030	$1,589,272	0.0
3,200,000 (1)	Beechwood Park CLO Ltd. 2019-1A A1, 3.233%, (US0003M + 1.330%), 01/17/2033	3,199,997	0.1
9,020,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.251%, (US0003M + 1.250%), 07/15/2029	9,019,684	0.3
5,000,000 (1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 3.258%, (US0003M + 1.350%), 01/15/2033	5,000,000	0.1
5,070,000 (1)	BlueMountain CLO 2015-1A BR, 4.501%, (US0003M + 2.500%), 04/13/2027	5,074,274	0.1
4,000,000 (1)	Carbone CLO Ltd. 2017-1A A1, 3.106%, (US0003M + 1.140%), 01/20/2031	3,989,628	0.1
2,400,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.132%, (US0003M + 1.130%), 04/17/2031	2,374,747	0.1
57,053	Chase Funding Trust Series 2002-4 2A1, 2.532%, (US0001M + 0.740%), 10/25/2032	57,238	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 2.392%, (US0001M + 0.600%), 07/25/2033	104,874	0.0
3,750,000 (1)	CIFC Funding 2013-2A A1LR, 3.213%, (US0003M + 1.210%), 10/18/2030	3,749,996	0.1
3,000,000 (1)	CIFC Funding 2017-2A C, 4.316%, (US0003M + 2.350%), 04/20/2030	2,965,467	0.1
4,000,000 (1)	CIFC Funding 2019-6A A1 Ltd., 3.238%, (US0003M + 1.330%), 01/16/2033	3,999,960	0.1

See Accompanying Notes to Financial Statements
95

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,766,000 (1)	Cole Park CLO Ltd. 2015-1A CR, 3.966%, (US0003M + 2.000%), 10/20/2028	$2,757,923	0.1
128,803	Countrywide Asset-Backed Certificates 2006-26 2A3, 1.962%, (US0001M + 0.170%), 06/25/2037	128,984	0.0
6,381,542	Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 1.942%, (US0001M + 0.150%), 10/25/2036	5,701,176	0.2
945,250 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	981,215	0.0
497,500 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	510,850	0.0
12,160,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 3.211%, (US0003M + 1.210%), 10/15/2030	12,159,939	0.3
1,389,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,438,355	0.0
1,200,000 (1)	Dryden 55 CLO Ltd. 2018-55A A1, 3.021%, (US0003M + 1.020%), 04/15/2031	1,193,706	0.0
8,610,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.351%, (US0003M + 1.350%), 04/15/2028	8,538,657	0.3
7,460,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.110%, (US0003M + 1.200%), 08/15/2030	7,460,075	0.2
3,662,325 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,802,150	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.156%, (US0003M + 1.220%), 07/24/2030	4,243,349	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,100,000 (1)	Gilbert Park CLO Ltd. 2017-1A A, 3.191%, (US0003M + 1.190%), 10/15/2030	$2,096,558	0.1
124,025	GSAMP Trust 2007-FM1 A2A, 1.862%, (US0001M + 0.070%), 12/25/2036	71,732	0.0
2,369,665 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	2,445,952	0.1
2,000,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 3.966%, (US0003M + 2.000%), 10/20/2027	1,951,408	0.1
1,600,000 (1)	Jersey Mike’s Funding 2019-1A A2, 4.433%, 02/15/2050	1,603,573	0.0
4,300,000 (1)(8)	KKR CLO 21 A Ltd., 3.001%, (US0003M + 1.000%), 04/15/2031	4,225,180	0.1
10,000,000 (1)	LCM 26A A2 Ltd., 3.216%, (US0003M + 1.250%), 01/20/2031	9,832,300	0.3
1,308,000 (1)	LCM XIV L.P. 14A AR, 3.006%, (US0003M + 1.040%), 07/20/2031	1,293,073	0.0
6,690,000 (1)	LCM XXIII Ltd. 23A A1, 3.366%, (US0003M + 1.400%), 10/20/2029	6,690,027	0.2
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 2.352%, (US0001M + 0.560%), 10/25/2034	56,941	0.0
2,120,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.136%, (US0003M + 2.200%), 01/27/2026	2,120,174	0.1
1,500,000 (1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	1,509,788	0.0
1,750,000 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	1,773,680	0.1
2,574,828 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	2,645,744	0.1

See Accompanying Notes to Financial Statements
96

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,500,000 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	$1,530,692	0.0
3,118,403 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,177,336	0.1
2,000,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	2,001,046	0.1
4,510,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.286%, (US0003M + 1.320%), 03/17/2030	4,520,932	0.1
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.351%, (US0003M + 1.350%), 07/15/2029	2,968,431	0.1
2,250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.376%, (US0003M + 1.375%), 07/15/2029	2,213,152	0.1
4,000,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.316%, (US0003M + 1.350%), 07/19/2030	3,933,044	0.1
8,000,000 (1)	OHA Loan Funding 2015-1A A1R2 Ltd., 3.191%, (US0003M + 1.340%), 11/15/2032	7,999,992	0.2
1,375,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.236%, (US0003M + 1.270%), 07/20/2030	1,375,410	0.0
4,070,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.316%, (US0003M + 1.350%), 07/20/2030	4,069,971	0.1
3,000,000 (1)	Palmer Square CLO 2018-1A A1 Ltd., 3.033%, (US0003M + 1.030%), 04/18/2031	2,986,707	0.1
5,700,000 (1)	Palmer Square Loan Funding 2017-1A C Ltd., 4.801%, (US0003M + 2.800%), 10/15/2025	5,702,827	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 3.851%, (US0003M + 1.850%), 04/15/2026	$1,939,028	0.1
900,000 (1)(8)	Palmer Square Loan Funding 2018-2A C Ltd., 3.951%, (US0003M + 1.950%), 07/15/2026	873,741	0.0
1,748,759	Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 2.872%, (US0001M + 1.080%), 03/25/2035	1,753,904	0.0
4,375,000 (1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,453,306	0.1
1,500,000 (1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	1,535,720	0.1
3,200,000 (1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	3,299,984	0.1
1,000,000 (1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	1,027,312	0.0
2,060,000 (1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 3.308%, (US0003M + 1.400%), 01/15/2033	2,060,000	0.1
1,936,556 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,083,922	0.1
1,782,000 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,919,739	0.1
5,500,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	5,482,302	0.2
2,400,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.233%, (US0003M + 1.230%), 10/18/2030	2,391,082	0.0
9,500,000 (1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.099%, (US0003M + 1.190%), 11/01/2031	9,490,661	0.3
1,500,000 (1)(4)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	1,530,419	0.0

See Accompanying Notes to Financial Statements
97

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,666,000 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	$1,685,492	0.0
2,453,961	Other Securities	2,487,751	0.1
		256,304,256	7.3
	Student Loan Asset-Backed Securities: 0.7%
1,250,000 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	1,255,712	0.0
1,800,000 (1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	1,840,248	0.1
1,057,207 (1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	1,063,994	0.0
1,492,549 (1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	1,504,341	0.0
363,714 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	367,452	0.0
750,000 (1)	Navient Private Education Loan Trust 2014-AA A3, 3.340%, (US0001M + 1.600%), 10/15/2031	765,492	0.0
2,000,000 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,037,548	0.1
1,550,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,469,975	0.0
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,501,525	0.1
146,914 (1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	147,004	0.0
2,500,000 (1)(4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,549,647	0.1
2,100,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	2,139,791	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
2,200,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	$2,232,297	0.1
5,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	5,101,184	0.1
1,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,041,951	0.0
		25,018,161	0.7
	Total Asset-Backed Securities (Cost $297,160,982)	298,959,398	8.5
COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.9%
12,747,569 (4)(5)	BANK 2019-BNK16 XA, 0.967%, 02/15/2052	893,276	0.0
3,120,000	BANK 2019-BNK17 A4, 3.714%, 04/15/2052	3,392,642	0.1
1,870,000	BANK 2019-BNK18 A4, 3.584%, 05/15/2062	2,016,624	0.1
2,600,000 (1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	2,362,717	0.1
3,360,000 (4)	Bank 2019-BNK19 C, 4.035%, 08/15/2061	3,528,187	0.1
51,245,858 (4)(5)	Bank 2019-BNK19 XA, 0.965%, 08/15/2061	3,922,553	0.1
22,800,000 (1)(4)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	755,772	0.0
3,940,000	Benchmark 2019-B11 A5 Mortgage Trust, 3.542%, 05/15/2052	4,237,677	0.1
27,834,515 (4)(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.069%, 08/15/2052	2,080,349	0.1
4,530,000	Benchmark 2019-B13 A4 Mortgage Trust, 2.952%, 08/15/2057	4,649,567	0.1
19,692,628 (4)(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.047%, 03/15/2052	1,555,192	0.1
3,690,000 (1)	BHP Trust 2019-BXHP D, 3.511%, (US0001M + 1.771%), 08/15/2036	3,674,130	0.1

See Accompanying Notes to Financial Statements
98

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,700,000 (1)	BHP Trust 2019-BXHP E, 4.307%, (US0001M + 2.568%), 08/15/2036	$3,689,690	0.1
11,970,000 (1)	BX Commercial Mortgage Trust 2019-XL G, 4.040%, (US0001M + 2.300%), 10/15/2036	12,002,032	0.3
11,970,000 (1)	BX Commercial Mortgage Trust 2019-XL J, 4.390%, (US0001M + 2.650%), 10/15/2036	12,015,294	0.3
2,520,000 (1)	BX Trust 2019-MMP E, 3.640%, (US0001M + 1.900%), 08/15/2036	2,524,807	0.1
4,560,000 (1)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	4,428,371	0.1
1,920,000 (1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 4.290%, (US0001M + 2.550%), 12/15/2037	1,934,310	0.1
20,078,723 (4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.409%, 08/10/2049	1,429,015	0.0
3,951,241 (1)(4)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.089%, 04/15/2044	3,690,405	0.1
4,120,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	3,638,231	0.1
35,579,994 (4)(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.917%, 09/15/2050	2,020,332	0.0
58,782,956 (4)(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.600%, 06/10/2051	2,805,869	0.1
2,101,000 (1)(4)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.067%, 11/10/2051	2,205,359	0.1
17,048,407 (4)(5)	COMM 2012-CR1 XA, 1.856%, 05/15/2045	629,579	0.0
14,184,903 (4)(5)	COMM 2012-CR2 XA, 1.635%, 08/15/2045	469,068	0.0
25,143,102 (4)(5)	COMM 2012-CR3 XA, 1.859%, 10/15/2045	1,000,233	0.0
65,166,000 (1)(4)(5)	COMM 2012-CR4 XB, 0.615%, 10/15/2045	1,098,712	0.1
20,570,105 (4)(5)	COMM 2012-CR5 XA, 1.528%, 12/10/2045	763,416	0.0
28,010,942 (1)(4)(5)	COMM 2012-LC4 XA, 2.103%, 12/10/2044	942,806	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,640,000 (4)	COMM 2015-CCRE26 D Mortgage Trust, 3.484%, 10/10/2048	$1,550,854	0.1
910,000 (4)	COMM 2016-COR1 C, 4.383%, 10/10/2049	944,078	0.0
81,710,924 (4)(5)	COMM 2016-CR28 XA, 0.687%, 02/10/2049	2,560,984	0.1
5,080,000 (4)	CSAIL 2018-CX11 A5 Commercial Mortgage Trust, 4.033%, 04/15/2051	5,577,375	0.2
3,943,000	CSAIL 2019-C15 A4 Commercial Mortgage Trust, 4.053%, 03/15/2052	4,345,315	0.1
3,247,076 (1)(4)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	3,290,337	0.1
25,126,559 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.397%, 02/25/2020	56,490	0.0
20,760,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.278%, 08/25/2020	577,271	0.0
36,470,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.872%, 05/25/2040	1,535,146	0.1
44,282,292 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.241%, 08/25/2022	1,237,708	0.0
22,000,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.662%, 06/25/2041	1,093,121	0.0
27,650,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.594%, 05/25/2041	1,384,947	0.1
10,700,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	652,042	0.0
544,570,937 (1)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	810,267	0.0

See Accompanying Notes to Financial Statements
99

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,920,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR E, 3.290%, (US0001M + 1.550%), 07/15/2035	$2,907,488	0.1
7,600,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 D, 5.180%, 12/10/2043	7,774,209	0.2
4,400,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	4,349,820	0.1
2,740,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 G, 4.548%, 12/10/2043	2,684,521	0.1
28,000,079 (4)(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.161%, 05/10/2045	782,829	0.0
3,070,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	2,672,890	0.1
30,541,309 (4)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.035%, 11/10/2046	1,044,311	0.0
46,551,199 (4)(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.986%, 06/10/2047	1,364,010	0.0
6,930,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	6,910,696	0.2
5,310,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	5,178,895	0.2
2,405,000 (1)	GS Mortgage Securities Corp. Trust 2018-LUAU E, 4.290%, (US0001M + 2.550%), 11/15/2032	2,417,696	0.1
105,887,491 (4)(5)	GS Mortgage Securities Trust 2019-GC42 XA, 0.814%, 09/01/2052	6,813,532	0.2
6,190,000 (1)(4)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	5,344,189	0.2
5,610,000 (1)(4)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.205%, 12/27/2046	5,342,463	0.2
29,356,589 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.478%, 06/15/2045	649,136	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
46,089,976 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.734%, 12/15/2049	$1,488,955	0.0
3,720,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.892%, 01/15/2047	3,886,929	0.1
1,560,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 D, 3.866%, 01/15/2048	1,519,601	0.1
2,351,278 (4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.059%, 10/15/2048	85,753	0.0
6,560,000	JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	7,270,835	0.2
1,000,000 (1)	KNDL 2019-KNSQ F Mortgage Trust, 3.740%, (US0001M + 2.000%), 05/15/2036	1,000,686	0.0
1,892,007 (1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.713%, 11/15/2038	7,383	0.0
9,884,923 (1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.713%, 11/15/2038	38,571	0.0
2,196,000 (1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.910%, 04/15/2047	2,304,332	0.1
1,000,000 (1)(4)	Morgan Stanley Capital I Trust 2005-T19 G, 5.714%, 06/12/2047	1,006,712	0.0
2,375,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	2,434,437	0.1
3,890,000 (1)(4)	Morgan Stanley Capital I Trust 2016-BNK2 E, 3.906%, 11/15/2049	3,269,603	0.1
3,943,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	4,191,006	0.1

See Accompanying Notes to Financial Statements
100

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,900,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	$1,711,967	0.0
2,920,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	2,763,886	0.1
5,470,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	5,089,619	0.1
2,440,000 (1)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	2,381,314	0.1
3,933,000 (1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 4.740%, (US0001M + 3.000%), 01/15/2035	3,941,441	0.1
30,289,190 (4)(5)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.083%, 12/15/2047	1,185,107	0.0
4,580,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	5,107,853	0.1
1,630,000 (1)(4)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.671%, 11/15/2044	1,671,818	0.1
19,914,283 (1)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.811%, 08/15/2045	718,945	0.0
9,020,000 (1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.261%, 03/15/2045	8,710,865	0.2
6,583,000 (1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	6,049,560	0.2
46,734,928 (1)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.221%, 03/15/2048	1,410,839	0.0
8,510,000 (4)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	8,762,530	0.3
9,412,500	Wells Fargo Commercial Mortgage Trust 2019-C54 A4, 3.146%, 12/15/2052	9,785,131	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
18,492,693	Other Securities	$19,142,681	0.5
	Total Commercial Mortgage-Backed Securities (Cost $276,424,003)	279,147,194	7.9
SOVEREIGN BONDS: 0.1%
5,365,000	Other Securities	5,386,459	0.1
	Total Sovereign Bonds (Cost $5,365,000)	5,386,459	0.1
CONVERTIBLE BONDS/NOTES: 0.1%
	Financial: 0.1%
2,440,000	Other Securities	2,491,388	0.1
	Total Convertible Bonds/Notes (Cost $2,425,506)	2,491,388	0.1

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 18.5%
	Affiliated Investment Companies: 18.5%
8,956,637	Voya Emerging Markets Corporate Debt Fund - Class P	90,999,434	2.6
13,538,668	Voya Emerging Markets Hard Currency Debt Fund - Class P	133,085,105	3.8
8,007,755	Voya Emerging Markets Local Currency Debt Fund - Class P	59,657,773	1.7
2,712,566	Voya Floating Rate Fund - Class P	25,742,250	0.7
8,461,047	Voya High Yield Bond Fund - Class P	68,111,429	1.9
14,310,065	Voya Investment Grade Credit Fund - Class P	159,271,027	4.5
11,441,448	Voya Securitized Credit Fund - Class P	117,961,329	3.3
	Total Mutual Funds (Cost $653,882,057)	654,828,347	18.5
	Total Long-Term Investments (Cost $3,441,846,451)	3,523,566,487	99.7

See Accompanying Notes to Financial Statements
101

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Commercial Paper: 0.5%
950,000 (10)	Banco Santander S.A., 2.110%, 01/10/2020	$949,581	0.0
3,000,000	Crown Point, 1.830%, 01/03/2020	2,999,550	0.2
875,000 (10)	DBS Bank Ltd., 1.820%, 02/18/2020	872,870	0.0
10,000,000	Exelon Corp., 1.800%, 01/02/2020	9,999,011	0.3
550,000 (10)	Matchpoint Finance PLC, 1.850%, 02/03/2020	549,068	0.0
	Total Commercial Paper (Cost $15,370,708)	15,370,080	0.5

	Floating Rate Notes: 0.4%
950,000 (10)	Australia & New Zealand Banking Group Ltd., 1.900%, 03/11/2020	950,214	0.0
850,000 (10)	Bank of Montreal, 1.960%, 02/26/2020	850,185	0.0
900,000 (10)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.0
750,000 (10)	Bedford Row Funding, 1.920%, 03/13/2020	750,066	0.0
425,000 (10)	BNP Paribas, 1.950%, 05/14/2020	425,032	0.0
600,000 (10)	Canadian Imperial Bank of Commerce, 1.990%, 04/10/2020	600,611	0.0
850,000 (10)	Citibank N.A., 1.960%, 05/01/2020	850,559	0.0
990,000 (10)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	989,998	0.1
625,000 (10)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	625,048	0.0
750,000 (10)	Credit Suisse Group AG, 1.890%, 04/17/2020	750,336	0.0
975,000 (10)	HSBC Bank PLC, 1.970%, 06/03/2020	974,997	0.1
775,000 (10)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	775,148	0.0
275,000 (10)	National Australia Bank Ltd., 1.890%, 02/10/2020	275,006	0.0
825,000 (10)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	825,027	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
950,000 (10)	Sumitomo Mitsui Trust Holdings, Inc., 1.750%, 03/11/2020	$950,278	0.1
400,000 (10)	The Norinchukin Bank, 2.000%, 02/28/2020	400,108	0.0
325,000 (10)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	324,929	0.0
625,000 (10)	The Sumitomo Mitsui Financial Group, 1.990%, 01/31/2020	625,052	0.0
875,000 (10)	Toronto-Dominion Bank, 1.850%, 02/13/2020	875,025	0.0
950,000 (10)	Toyota Motor Corp., 1.900%, 03/02/2020	950,240	0.1
525,000 (10)	Westpac Banking Corp, 1.830%, 02/10/2020	525,042	0.0
400,000 (10)	Westpac Banking Corp, 1.970%, 06/03/2020	400,015	0.0
	Total Floating Rate Notes (Cost $15,592,849)	15,592,849	0.4

	Repurchase Agreements: 0.9%
12,988,881 (10)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $12,990,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $13,248,659, due 01/25/20-10/15/60)	12,988,881	0.4
2,360,001 (10)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $2,360,208, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $2,407,415, due 01/15/20-11/15/48)	2,360,001	0.0

See Accompanying Notes to Financial Statements
102

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
12,988,881 (10)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $12,989,998, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $13,248,659, due 06/30/21-12/01/49)	$12,988,881	0.4
4,170,292 (10)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $4,170,692, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,253,812, due 04/15/21-02/15/47)	4,170,292	0.1
	Total Repurchase Agreements (Cost $32,508,055)	32,508,055	0.9

	Certificates of Deposit: 0.1%
825,000 (10)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	825,263	0.0
625,000 (10)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.830%, 02/13/2020	624,949	0.1
300,000 (10)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.850%, 02/27/2020	299,958	0.0
850,000 (10)	Landesbank Baden-Wurttemberg, 2.180%, 01/09/2020	850,107	0.0
475,000 (10)	The Norinchukin Bank, 1.870%, 03/05/2020	475,017	0.0
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit (continued)
Total Certificates of Deposit (Cost $3,075,294)	$3,075,294	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
1,520,000 (10)(11)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520%	1,520,000	0.0
5,118,000 (11)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	5,118,000	0.2
688,000 (10)(11)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	688,000	0.0
	Total Mutual Funds (Cost $7,326,000)	7,326,000	0.2
	Total Short-Term Investments (Cost $73,872,906)	73,872,278	2.1
	Total Investments in Securities (Cost $3,515,719,357)	$3,597,438,765	101.8
	Liabilities in Excess of Other Assets	(62,359,585)	(1.8)
	Net Assets	$3,535,079,180	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Security, or a portion of the security, is on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2019.

(5)
Interest only securities represent the right to receive the monthly

See Accompanying Notes to Financial Statements
103

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2019.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Settlement is on a when-issued or delayed-delivery basis.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(11)
Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Mutual Funds	$654,828,347	$—	$—	$654,828,347
Corporate Bonds/Notes	—	843,154,075	—	843,154,075
Collateralized Mortgage Obligations	—	675,781,147	—	675,781,147
Municipal Bonds	—	2,179,160	—	2,179,160
Asset-Backed Securities	—	298,959,398	—	298,959,398
U.S. Government Agency Obligations	—	670,942,912	—	670,942,912
Commercial Mortgage-Backed Securities	—	279,147,194	—	279,147,194
Convertible Bonds/Notes	—	2,491,388	—	2,491,388
Sovereign Bonds	—	5,386,459	—	5,386,459
U.S. Treasury Obligations	—	90,696,407	—	90,696,407
Short-Term Investments	7,326,000	66,546,278	—	73,872,278
Total Investments, at fair value	$662,154,347	$2,935,284,418	$—	$3,597,438,765
Other Financial Instruments+
Centrally Cleared Swaps	—	1,125,039	—	1,125,039
Forward Foreign Currency Contracts	—	294,764	—	294,764
Futures	1,272,061	—	—	1,272,061
Volatility Swaps	—	44,415	—	44,415
Total Assets	$663,426,408	$2,936,748,636	$—	$3,600,175,044
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,858,941)	$—	$(1,858,941)
Forward Foreign Currency Contracts	—	(979,694)	—	(979,694)
Forward Premium Swaptions	—	(398,663)	—	(398,663)
Futures	(7,834,219)	—	—	(7,834,219)
Total Liabilities	$(7,834,219)	$(3,237,298)	$—	$(11,071,517)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
104

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

The following table provides transactions during the year ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$87,796,139	$4,488,386	$(8,255,933)	$6,970,842	$90,999,434	$4,488,335	$(255,934)	$(3)
Voya Emerging Markets Hard Currency Debt Fund - Class P	130,530,387	6,616,443	(16,519,658)	12,457,933	133,085,105	6,616,367	(1,017,860)	(2)
Voya Emerging Markets Local Currency Debt Fund - Class P	52,688,549	2,588,021	—	4,381,203	59,657,773	2,588,000	—	—
Voya Floating Rate Fund - Class P	23,997,829	1,522,413	—	222,008	25,742,250	1,522,414	—	—
Voya High Yield Bond Fund - Class P	108,637,692	4,958,337	(56,486,894)	11,002,294	68,111,429	4,958,197	(2,486,898)	1
Voya Investment Grade Credit Fund - Class P	137,303,735	9,524,233	—	12,443,059	159,271,027	6,116,364	—	3,407,704
Voya Securitized Credit Fund - Class P	109,252,491	6,449,695	—	2,259,143	117,961,329	6,361,954	—	87,626
	$650,206,822	$36,147,528	$(81,262,485)	$49,736,482	$654,828,347	$32,651,631	$(3,760,692)	$3,495,326
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,151,818	MYR 13,034,344	Barclays Bank PLC	02/07/20	$(41,713)
USD 2,724,511	HUF 804,803,708	Barclays Bank PLC	02/07/20	(7,929)
USD 3,806,038	MXN 73,975,523	Barclays Bank PLC	02/07/20	(85,211)
USD 4,654,667	ZAR 69,508,609	Barclays Bank PLC	02/07/20	(284,612)
USD 1,866,148	PEN 6,247,143	Barclays Bank PLC	02/07/20	(17,185)
ZAR 28,977,527	USD 1,954,000	Barclays Bank PLC	02/07/20	105,142
USD 4,794,293	RUB 307,462,301	Barclays Bank PLC	02/07/20	(137,607)
USD 1,762,000	MXN 34,221,450	Barclays Bank PLC	02/07/20	(38,112)
USD 2,015,718	CLP 1,503,272,008	BNP Paribas	02/07/20	15,658
USD 7,037,409	BRL 28,353,772	BNP Paribas	02/07/20	(3,292)
USD 4,375,404	THB 132,053,095	BNP Paribas	02/07/20	(36,993)
USD 4,272,595	PLN 16,389,906	BNP Paribas	02/07/20	(47,976)
USD 1,532,284	RON 6,576,921	BNP Paribas	02/07/20	(6,037)
USD 1,976,788	TRY 11,652,583	BNP Paribas	02/07/20	35,875
USD 705,000	PLN 2,726,555	BNP Paribas	02/07/20	(13,752)
RUB 99,044,269	USD 1,539,000	BNP Paribas	02/07/20	49,736
USD 1,057,000	CLP 814,282,136	BNP Paribas	02/07/20	(26,379)
USD 2,893,887	IDR 40,777,763,110	BNP Paribas	02/07/20	(45,333)
USD 551,724	PHP 27,883,773	BNP Paribas	02/07/20	2,188
USD 316,904	ILS 1,104,142	Citibank N.A.	02/07/20	(3,406)
USD 3,084,104	CZK 70,766,081	Credit Suisse International	02/07/20	(37,539)
BRL 2,936,678	USD 705,000	Credit Suisse International	02/07/20	24,224
USD 1,057,000	COP 3,631,048,680	Goldman Sachs International	02/07/20	(46,131)
USD 4,085,408	COP 13,607,964,093	Goldman Sachs International	02/07/20	(48,759)
SGD 305,095	USD 225,048	Goldman Sachs International	02/07/20	1,860
PHP 107,627,840	USD 2,122,000	JPMorgan Chase Bank N.A.	02/07/20	(860)
USD 2,888,353	IDR 40,777,763,110	JPMorgan Chase Bank N.A.	02/07/20	(50,868)
COP 4,750,024,140	USD 1,383,000	JPMorgan Chase Bank N.A.	02/07/20	60,081
				$(684,930)
See Accompanying Notes to Financial Statements
105

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	392	03/20/20	$50,341,375	$(409,764)
U.S. Treasury 2-Year Note	213	03/31/20	45,901,500	818
U.S. Treasury 5-Year Note	1,228	03/31/20	145,652,312	(431,131)
U.S. Treasury Long Bond	678	03/20/20	105,704,438	(1,914,521)
U.S. Treasury Ultra Long Bond	1,079	03/20/20	196,007,094	(5,078,803)
			$543,606,719	$(7,833,401)
Short Contracts:
U.S. Treasury Ultra 10-Year Note	(755)	03/20/20	(106,230,859)	1,271,243
			$(106,230,859)	$1,271,243
At December 31, 2019, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 2	Buy	5.000	12/20/24	USD 90,884,970	$(8,755,403)	$(1,627,476)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR 71,747,000	(10,966,145)	(231,465)
					$(19,721,548)	$(1,858,941)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	1.623%	Semi-Annual	09/13/29	USD 48,229,000	$1,125,039	$1,125,039
							$1,125,039	$1,125,039
At December 31, 2019, the following over-the-counter volatility swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. CAD Spot Exchange Rate	4.140%	Barclays Bank PLC	01/17/20	USD	140,000	$35,947	$35,947
Receive	USD vs. CAD Spot Exchange Rate	4.125%	Citibank N.A.	01/10/20	USD	140,000	3,450	3,450
Receive	USD vs. CAD Spot Exchange Rate	4.060%	Societe Generale	01/10/20	USD	56,000	5,018	5,018
							$44,415	$44,415

See Accompanying Notes to Financial Statements
106

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Exercise Rate(2)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(3)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD 51,105,000	$2,621,686	$(86,977)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	4.960%	Receive	3-month USD-LIBOR	04/29/20	USD 90,642,000	4,491,311	(8,107)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD 93,680,000	4,960,356	(303,579)
							$12,073,353	$(398,663)

(1)
Payments made at maturity date.

(2)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(3)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
BRL  –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CZK  –  Czech Koruna
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
SGD  –  Singapore Dollar
THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$294,764
Foreign exchange contracts	Unrealized appreciation on OTC swap agreements	44,415
Interest rate contracts	Net Assets — Unrealized appreciation*	1,272,061
Interest rate contracts	Net Assets — Unrealized appreciation**	1,125,039
Total Asset Derivatives		$2,736,279

See Accompanying Notes to Financial Statements
107

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$979,694
Interest rate contracts	Net Assets — Unrealized depreciation*	7,834,219
Credit contracts	Net Assets — Unrealized depreciation**	1,858,941
Interest rate contracts	Net Assets — Unrealized depreciation***	398,663
Total Liability Derivatives		$11,071,517

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

***
Includes cumulative appreciation/depreciation of forward premium swaptions as reported in the within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(5,256,416)	$—	$(5,256,416)
Equity contracts	—	—	(994,235)	—	—	(994,235)
Foreign exchange contracts	—	(104,867)	—	—	—	(104,867)
Interest rate contracts	(2,526,432)	—	33,150,562	4,504,160	(6,411,164)	28,717,126
Total	$(2,526,432)	$(104,867)	$32,156,327	$(752,256)	$(6,411,164)	$22,361,608
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(279,134)	$(279,134)
Foreign exchange contracts	—	(398,799)	—	44,415	(354,384)
Interest rate contracts	(3,367,871)	—	(12,234,434)	2,358,185	(13,244,120)
Total	$(3,367,871)	$(398,799)	$(12,234,434)	$2,123,466	$(13,877,638)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Societe Generale	Totals
Assets:
Forward foreign currency contracts	$105,142	$103,457	$—	$24,224	$1,860	$60,081	$—	$—	$294,764
Volatility swaps	35,947	—	3,450	—	—	—	—	5,018	44,415
Total Assets	$141,089	$103,457	$3,450	$24,224	$1,860	$60,081	$—	$5,018	$339,179
Liabilities:
Forward foreign currency contracts	$612,369	$179,762	$3,406	$37,539	$94,890	$51,728	$—	$—	$979,694
Forward premium swaptions	—	—	—	—	86,977	—	311,686	—	398,663
Total Liabilities	$612,369	$179,762	$3,406	$37,539	$181,867	$51,728	$311,686	$—	$1,378,357
Net OTC derivative instruments by counterparty, at fair value	$(471,280)	$(76,305)	$44	$(13,315)	$(180,007)	$8,353	$(311,686)	$5,018	(1,039,178)
Total collateral pledged by the Portfolio/(Received from counterparty)	$410,000	$—	$—	$—	$—	$—	$—	$—	$410,000
Net Exposure(1)	$(61,280)	$(76,305)	$44	$(13,315)	$(180,007)	$8,353	$(311,686)	$5,018	$(629,178)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
108

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,491,070,341.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$107,611,453
Gross Unrealized Depreciation	(28,355,505)
Net Unrealized Appreciation	$79,255,948
See Accompanying Notes to Financial Statements
109

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Communication Services: 1.9%
217,925 (1)	Imax Corp.	$4,452,208	0.8
499,944 (2)	Other Securities	5,566,717	1.1
		10,018,925	1.9
	Consumer Discretionary: 11.6%
242,987	Callaway Golf Co.	5,151,324	1.0
26,006 (1)	Deckers Outdoor Corp.	4,391,373	0.8
31,635 (1)	Helen of Troy Ltd.	5,687,657	1.1
140,347	La-Z-Boy, Inc.	4,418,124	0.8
965,651 (2)(3)	Other Securities	41,582,315	7.9
		61,230,793	11.6
	Consumer Staples: 3.8%
217,668 (1)	BJ’s Wholesale Club Holdings, Inc.	4,949,770	0.9
313,941 (1)	Hostess Brands, Inc.	4,564,702	0.9
129,742 (1)	Performance Food Group Co.	6,679,118	1.3
76,921 (3)	Other Securities	3,862,973	0.7
		20,056,563	3.8
	Energy: 3.0%
236,127	Parsley Energy, Inc.	4,465,162	0.8
354,183 (1)	WPX Energy, Inc.	4,866,474	0.9
853,519 (2)	Other Securities	6,663,161	1.3
		15,994,797	3.0
	Financials: 18.8%
75,750	Axis Capital Holdings Ltd.	4,502,580	0.9
179,708	CenterState Bank Corp.	4,489,106	0.9
130,342	Columbia Banking System, Inc.	5,302,964	1.0
86,430	Essent Group Ltd.	4,493,496	0.9
454,336	First BanCorp. Puerto Rico	4,811,418	0.9
216,191	First Financial Bancorp.	5,499,899	1.0
117,622	Hancock Whitney Corp.	5,161,253	1.0
213,824	OFG Bancorp	5,048,385	1.0
302,090	Redwood Trust, Inc.	4,996,569	0.9
73,850	Selective Insurance Group	4,814,281	0.9
80,751	Stifel Financial Corp.	4,897,548	0.9
105,983	WSFS Financial Corp.	4,662,192	0.9
885,817	Other Securities	40,057,793	7.6
		98,737,484	18.8
	Health Care: 14.0%
31,492 (1)	Amedisys, Inc.	5,256,645	1.0
38,627	Hill-Rom Holdings, Inc.	4,385,323	0.9
56,025 (1)	Magellan Health, Inc.	4,383,956	0.8
52,672 (1)	Repligen Corp.	4,872,160	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
87,096 (1)	Syneos Health, Inc.	$5,180,035	1.0
1,397,116 (2)(3)	Other Securities	49,477,060	9.4
		73,555,179	14.0
	Industrials: 19.0%
42,984	Alamo Group, Inc.	5,396,641	1.0
86,816	Deluxe Corp.	4,333,855	0.8
62,062	EMCOR Group, Inc.	5,355,951	1.0
40,316 (1)	FTI Consulting, Inc.	4,461,368	0.8
56,701 (1)	Generac Holdings, Inc.	5,703,554	1.1
74,393 (1)	Huron Consulting Group, Inc.	5,112,287	1.0
47,474	ICF International, Inc.	4,349,568	0.8
51,821	Tetra Tech, Inc.	4,464,897	0.9
55,573 (1)	Trex Co., Inc.	4,994,901	1.0
74,915	US Ecology, Inc.	4,338,328	0.8
44,365	Watts Water Technologies, Inc.	4,425,852	0.8
42,362	Woodward, Inc.	5,017,355	1.0
1,015,169 (2)	Other Securities	42,049,829	8.0
		100,004,386	19.0
	Information Technology: 12.8%
74,516 (1)	Cornerstone OnDemand, Inc.	4,362,912	0.8
69,693 (1)	Envestnet, Inc.	4,852,723	0.9
65,546	j2 Global, Inc.	6,142,316	1.2
141,006 (1)	Onto Innovation, Inc.	5,152,359	1.0
86,247 (1)	Semtech Corp.	4,562,466	0.9
41,130 (1)	Silicon Laboratories, Inc.	4,770,257	0.9
89,510 (1)	Verint Systems, Inc.	4,955,274	0.9
930,981 (2)	Other Securities	32,788,191	6.2
		67,586,498	12.8
	Materials: 3.2%
77,914	Sensient Technologies Corp.	5,149,336	1.0
292,334	Other Securities	11,745,941	2.2
		16,895,277	3.2
	Real Estate: 7.3%
211,601	Columbia Property Trust, Inc.	4,424,577	0.9
63,091	Ryman Hospitality Properties	5,467,466	1.0
176,882	STAG Industrial, Inc.	5,584,165	1.1
693,245	Other Securities	22,775,066	4.3
		38,251,274	7.3
	Utilities: 2.5%
181,807	Other Securities	12,953,675	2.5
	Total Common Stock (Cost $465,539,337)	515,284,851	97.9

See Accompanying Notes to Financial Statements
110

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Repurchase Agreements: 2.1%
2,131,358 (4)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,131,541, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $2,174,175, due 09/01/24-11/01/49)	$2,131,358	0.4
2,777,373 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,777,613, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,832,921, due 01/25/20-10/15/60)	2,777,373	0.5
807,926 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $807,997, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $824,158, due 01/15/20-11/15/48)	807,926	0.2
2,777,373 (4)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,777,639, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $2,832,921, due 04/15/20-03/31/21)	2,777,373	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,777,373 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,777,612, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,832,921, due 06/30/21-12/01/49)	$2,777,373	0.5
	Total Repurchase Agreements (Cost $11,271,403)	11,271,403	2.1

Shares		Value	Percentage of Net Assets
	Mutual Funds(4): 0.4%
1,818,000 (4)(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	1,818,000	0.3
318,000 (4)(5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	318,000	0.1
	Total Mutual Funds (Cost $2,136,000)	2,136,000	0.4
	Total Short-Term Investments (Cost $13,407,403)	13,407,403	2.5
	Total Investments in Securities (Cost $478,946,740)	$528,692,254	100.4
	Liabilities in Excess of Other Assets	(1,887,783)	(0.4)
	Net Assets	$526,804,471	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

See Accompanying Notes to Financial Statements
111

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2019 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$515,284,851	$—	$—	$515,284,851
Short-Term Investments	2,136,000	11,271,403	—	13,407,403
Total Investments, at fair value	$517,420,851	$11,271,403	$—	$528,692,254

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $489,076,608.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$57,280,324
Gross Unrealized Depreciation	(17,664,678)
Net Unrealized Appreciation	$39,615,646
See Accompanying Notes to Financial Statements
112

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.3676
Class S	NII	$0.3255
All Classes	LTCG	$0.6149
Voya Global Equity Portfolio
Class ADV	NII	$0.2368
Class I	NII	$0.2891
Class S	NII	$0.2640
Class S2	NII	$0.2455
Class T	NII	$0.1717
All Classes	LTCG	$0.5219
Voya Government Money Market Portfolio
Class I	NII	$0.0187
Class I	STCG	$0.0007
Voya Growth and Income Portfolio
Class ADV	NII	$0.3440
Class I	NII	$0.4774
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio (continued)
Class S	NII	$0.4026
Class S2	NII	$0.3200
All Classes	STCG	$0.0022
All Classes	LTCG	$2.9098
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3678
Class I	NII	$0.4359
Class S	NII	$0.4012
Class S2	NII	$0.3806
All Classes	STCG	$0.0155
Voya Small Company Portfolio
Class ADV	NII	$0.0004
Class I	NII	$0.0738
Class R6	NII	$0.0738
Class S	NII	$0.0230
All Classes	STCG	$0.5381
All Classes	LTCG	$1.9470

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	22.43%
Voya Global Equity Portfolio	56.85%
Voya Growth and Income Portfolio	99.88%
Voya Small Company Portfolio	28.73%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Portfolio	$14,753,234
Voya Global Equity Portfolio	$28,703,568
Voya Growth and Income Portfolio	$308,615,727
Voya Small Company Portfolio	$56,993,831
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
113

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director/ Trustee Chairperson	May 2013 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/Trustee	October 2015 – Present	Retired.	146	None.
114

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Director/Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Director/Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*
Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Director/Trustee of the Board.

115

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March
1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
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DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 –
February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
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DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Boards of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Independent Directors/Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Government Money Market Portfolio, and Voya Small Company Portfolio (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Directors/Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Directors/Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors/Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment
Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Directors/Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the

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Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. In addition, the Board considered Voya Global Equity Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the unique investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors/Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the

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underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the

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year-to-date, three-year, five-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for the one-year, three-year and five-year periods, and outperformed for the year-to-date and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Portfolio
In considering whether to approve the renewal of the Contracts for Voya Global Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account that the Portfolio outperformed an additional performance peer group that was approved by the Portfolio’s IRC due to the unique investment strategy of the Portfolio for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which its performance was equal to the performance of its primary benchmark.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the

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pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year and three-year periods, the fourth quintile for the five-year and ten-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, the second quintile for the year-to-date period, and the third quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

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After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, the third quintile for the three-year and ten-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2019 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2020; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
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1

Annual Report
December 31, 2019
Classes ADV, I and S
Domestic Equity Index Portfolios
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Voya Index Plus LargeCap Portfolio

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Voya Index Plus MidCap Portfolio

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Voya Index Plus SmallCap Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New season, last year’s plot
Dear Shareholder,
The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.
So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.
Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.
With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)
Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.
Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.
And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.
In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.
In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.
In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index*	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

*
The S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and have been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index.

3

Voya Index Plus LargeCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	22.7%
Health Care	14.3%
Financials	12.9%
Communication Services	9.8%
Consumer Discretionary	9.6%
Industrials	9.6%
Consumer Staples	7.2%
Energy	4.2%
Utilities	3.2%
Real Estate	3.1%
Materials	2.3%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 30.05% compared to the S&P 500® Index, which returned 31.49% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed the S&P 500® Index due to unfavorable stock selection. On the sector level, stock selection within the consumer discretionary and utilities sectors detracted the most value. Key detractors for the period included an overweight position in Citrix Systems, Inc. and underweight positions in Apple Inc. and Nvidia Corporation. In contrast, stock selection was strongest within the materials and consumer staples sectors. Among the key contributors for the period were overweight positions in Total System Services, Inc., Lam Research Corporation and Ameriprise Financial, Inc.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, what we refer to as “quantamental.” Our proprietary quantitative model seeks to emphasize high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also leverages the performance of the Voya’s fundamental equity research to create higher
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Microsoft Corp.	4.0%
Apple, Inc.	3.9%
Alphabet, Inc. - Class A	2.9%
Amazon.com, Inc.	2.7%
Procter & Gamble Co.	1.8%
JPMorgan Chase & Co.	1.7%
Facebook, Inc. - Class A	1.7%
Bank of America Corp.	1.5%
AT&T, Inc.	1.4%
Chevron Corp.	1.3%
Portfolio holdings are subject to change daily.
conviction “alpha,” that is uncorrelated to our quantitative models. We believe this approach of combining existing fundamental alpha sources with in-house quantitative models can result in diversified excess returns.

*
Effective February 28, 2019, Peg DiOrio and Kai Yee Wong were added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Index Plus LargeCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV(1)	29.40%	10.38%	12.17%
Class I	30.05%	10.93%	12.73%
Class S	29.73%	10.66%	12.44%
S&P 500® Index	31.49%	11.70%	13.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class ADV incepted on August 24, 2018. The Class ADV shares performance shown for the period prior to their inception date is the performance of Class I shares with adjustment for any differences in the expenses between the two classes.

5

Voya Index Plus MidCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Financials	16.5%
Industrials	15.9%
Information Technology	14.9%
Consumer Discretionary	12.8%
Real Estate	11.3%
Health Care	9.6%
Materials	6.0%
Utilities	4.7%
Consumer Staples	2.6%
Communication Services	2.5%
Energy	1.8%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 27.08% compared to the S&P MidCap 400® Index, which returned 26.20% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio outperformed S&P MidCap 400® Index due to positive stock selection. On the sector level, stock selection within the information technology and energy sectors contributed the most value. Key contributors for the period include overweight positions in Fair Isaac Corp., Cirrus Logic, Inc., and Versum Materials Inc. In contrast, stock selection was weakest within the consumer discretionary and communication services sectors. Among the key detractors for the period were an underweight position in Universal Display Corp., an overweight position in Mallinckrodt Plc and not owning benchmark holding Cypress Semiconductor Corp.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, what we refer to as “quantamental.” Our proprietary quantitative model seeks to emphasize high quality, profitable companies that are relatively undervalued, have growth potential and are favored
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Fair Isaac Corp.	1.1%
Domino’s Pizza, Inc.	1.0%
Masimo Corp.	0.9%
Service Corp. International	0.9%
Hill-Rom Holdings, Inc.	0.8%
Lamar Advertising Co.	0.8%
Curtiss-Wright Corp.	0.8%
Reinsurance Group of America, Inc.	0.8%
MKS Instruments, Inc.	0.8%
Old Republic International Corp.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
by investors. The Portfolio also leverages the performance of the Voya’s fundamental equity research to create higher conviction “alpha,” that is uncorrelated to our quantitative models. We believe this approach of combining existing fundamental alpha sources with in-house quantitative models can result in diversified excess returns.

*
Effective February 28, 2019, Peg DiOrio was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Index Plus MidCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class I	27.08%	7.48%	11.61%
Class S	26.74%	7.21%	11.33%
S&P MidCap 400® Index	26.20%	9.03%	12.72%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

7

Voya Index Plus SmallCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Industrials	18.5%
Financials	15.7%
Information Technology	13.9%
Consumer Discretionary	12.8%
Health Care	12.3%
Real Estate	8.5%
Materials	4.4%
Energy	4.3%
Consumer Staples	3.8%
Communication Services	2.1%
Utilities	1.9%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 21.81% compared to the S&P SmallCap 600® Index, which returned 22.78% for the same period.
Portfolio Review: For the reporting year, the Portfolio underperformed the S&P SmallCap 600® Index due to weak stock selection. On the sector level, stock selection within the healthcare sector, and to a lesser extent the energy sector, detracted the most value. Key detractors for the period included an underweight position in Medicines Company and overweight positions in Renewable Energy Group, Inc. and Unit Corporation. In contrast, stock selection within the information technology and consumer staples sectors was additive. Among the key contributors for the period were overweight positions in Tetra Tech, Inc., M/I Homes, Inc. and TopBuild Corp.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models, an approach which we refer to as “quantamental.” Our proprietary quantitative model seeks to emphasize high quality, profitable companies that are relatively undervalued, have growth
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

TopBuild Corp.	0.8%
Simpson Manufacturing Co., Inc.	0.8%
Barnes Group, Inc.	0.8%
Universal Forest Products, Inc.	0.7%
United Community Banks, Inc./GA	0.7%
Cogent Communications Holdings, Inc.	0.7%
Skywest, Inc.	0.7%
Plexus Corp.	0.7%
NMI Holdings, Inc.	0.7%
Watts Water Technologies, Inc.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
potential and are favored by investors. The Portfolio also leverages the performance of Voya’s fundamental equity research, seeking to create higher-conviction added value (“alpha”) that is uncorrelated to our quantitative models. In our view, this unique approach of combining existing fundamental alpha sources with in-house quantitative models can result in diversified excess returns.

*
Effective February 28, 2019, Peg DiOrio was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
8

Portfolio Managers’ Report	Voya Index Plus SmallCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class I	21.81%	7.64%	11.54%
Class S	21.55%	7.37%	11.26%
S&P SmallCap 600® Index	22.78%	9.56%	13.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or a variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Index Plus LargeCap Portfolio
Class ADV	$1,000.00	$1,094.50	1.00%	$5.28	$1,000.00	$1,020.16	1.00%	$5.09
Class I	1,000.00	1,097.30	0.50	2.64	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,095.80	0.75	3.96	1,000.00	1,021.42	0.75	3.82
Voya Index Plus MidCap Portfolio
Class I	$1,000.00	$1,076.80	0.55%	$2.88	$1,000.00	$1,022.43	0.55%	$2.80
Class S	1,000.00	1,075.30	0.80	4.18	1,000.00	1,021.17	0.80	4.08
Voya Index Plus SmallCap Portfolio
Class I	$1,000.00	$1,079.80	0.57%	$2.99	$1,000.00	$1,022.33	0.57%	$2.91
Class S	1,000.00	1,078.70	0.82	4.30	1,000.00	1,021.07	0.82	4.18

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Directors
Voya Variable Portfolios, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio (the Funds), each a series of Voya Variable Portfolios, Inc., including the summary portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 13, 2020
11

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$905,742,661	$532,606,913	$247,526,832
Short-term investments at fair value**	10,090,000	13,237,286	10,120,200
Cash	162,351	124,922	54,458
Cash collateral for futures	334,250	229,090	124,396
Receivables:
Fund shares sold	172,694	114,462	205,697
Dividends	781,747	493,463	219,707
Interest	122	31	30
Prepaid expenses	6,525	3,769	1,817
Other assets	98,306	59,844	30,123
Total assets	917,388,656	546,869,780	258,283,260
LIABILITIES:
Payable for fund shares redeemed	501,365	212,754	276
Payable upon receipt of securities loaned	—	6,443,286	5,968,200
Payable for investment management fees	346,215	227,211	105,988
Payable for distribution and shareholder service fees	27,300	14,994	11,165
Payable for directors fees	4,471	2,628	1,240
Payable to directors under the deferred compensation plan (Note 6)	98,306	59,844	30,123
Other accrued expenses and liabilities	167,117	157,957	87,667
Total liabilities	1,144,774	7,118,674	6,204,659
NET ASSETS	$916,243,882	$539,751,106	$252,078,601
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$643,056,369	$467,974,477	$225,009,803
Total distributable earnings	273,187,513	71,776,629	27,068,798
NET ASSETS	$916,243,882	$539,751,106	$252,078,601
+ Including securities loaned at value	$—	$6,296,387	$5,790,669
* Cost of investments in securities	$715,980,179	$464,973,788	$224,690,082
** Cost of short-term investments	$10,090,000	$13,237,286	$10,120,200
Class ADV
Net assets	$1,247,168	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	43,957	n/a	n/a
Net asset value and redemption price per share	$28.37	n/a	n/a
Class I
Net assets	$788,580,922	$468,981,457	$199,122,400
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	27,408,452	24,055,640	9,520,875
Net asset value and redemption price per share	$28.77	$19.50	$20.91
Class S
Net assets	$126,415,792	$70,769,649	$52,956,201
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,437,072	3,698,056	2,568,158
Net asset value and redemption price per share	$28.49	$19.14	$20.62

See Accompanying Notes to Financial Statements
12

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$17,301,085	$9,483,179	$3,748,420
Interest	3,523	1,829	1,268
Securities lending income, net	44,206	44,842	95,177
Total investment income	17,348,814	9,529,850	3,844,865
EXPENSES:
Investment management fees	4,024,012	2,627,620	1,239,835
Distribution and shareholder service fees:
Class ADV	6,113	—	—
Class S	321,292	177,733	132,723
Transfer agent fees	1,391	662	402
Shareholder reporting expense	65,855	49,430	30,765
Professional fees	71,700	39,859	24,021
Custody and accounting expense	119,495	63,950	53,480
Directors fees	35,769	21,021	9,919
Licensing fee (Note 7)	134,027	78,768	37,165
Miscellaneous expense	44,410	26,048	18,043
Interest expense	1,212	943	507
Total expenses	4,825,276	3,086,034	1,546,860
Net expenses	4,825,276	3,086,034	1,546,860
Net investment income	12,523,538	6,443,816	2,298,005
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	70,810,086	(2,905,134)	1,782,745
Futures	582,157	908,698	409,784
Net realized gain (loss)	71,392,243	(1,996,436)	2,192,529
Net change in unrealized appreciation (depreciation) on:
Investments	151,412,904	118,204,646	43,648,963
Futures	569,494	207,172	81,967
Net change in unrealized appreciation (depreciation)	151,982,398	118,411,818	43,730,930
Net realized and unrealized gain	223,374,641	116,415,382	45,923,459
Increase in net assets resulting from operations	$235,898,179	$122,859,198	$48,221,464
* Foreign taxes withheld	$1,815	$1,750	$3,379
See Accompanying Notes to Financial Statements
13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus LargeCap Portfolio		Voya Index Plus MidCap Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$12,523,538	$13,161,082	$6,443,816	$6,885,010
Net realized gain (loss)	71,392,243	74,971,388	(1,996,436)	50,777,280
Net change in unrealized appreciation (depreciation)	151,982,398	(151,391,525)	118,411,818	(137,650,217)
Increase (decrease) in net assets resulting from operations	235,898,179	(63,259,055)	122,859,198	(79,987,927)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(122,819)	(8)	—	—
Class I	(74,563,767)	(76,085,743)	(49,293,203)	(66,959,054)
Class S	(12,986,058)	(8,470,148)	(7,655,712)	(10,364,053)
Total distributions	(87,672,644)	(84,555,899)	(56,948,915)	(77,323,107)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	44,872,709	92,588,714	6,229,490	8,091,470
Proceeds from shares issued in merger (Note 12)	—	77,041,560	—	—
Reinvestment of distributions	87,672,644	84,555,899	56,948,915	77,323,107
	132,545,353	254,186,173	63,178,405	85,414,577
Cost of shares redeemed	(213,077,080)	(132,226,578)	(70,102,967)	(95,227,288)
Net increase (decrease) in net assets resulting from capital share transactions	(80,531,727)	121,959,595	(6,924,562)	(9,812,711)
Net increase (decrease) in net assets	67,693,808	(25,855,359)	58,985,721	(167,123,745)
NET ASSETS:
Beginning of year or period	848,550,074	874,405,433	480,765,385	647,889,130
End of year or period	$916,243,882	$848,550,074	$539,751,106	$480,765,385
See Accompanying Notes to Financial Statements
14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus SmallCap Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$2,298,005	$2,372,757
Net realized gain	2,192,529	36,513,044
Net change in unrealized appreciation (depreciation)	43,730,930	(71,400,331)
Increase (decrease) in net assets resulting from operations	48,221,464	(32,514,530)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(30,446,788)	(30,862,874)
Class S	(8,279,392)	(8,502,547)
Total distributions	(38,726,180)	(39,365,421)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,480,308	10,663,284
Reinvestment of distributions	38,726,180	39,365,421
	42,206,488	50,028,705
Cost of shares redeemed	(35,033,124)	(39,735,096)
Net increase in net assets resulting from capital share transactions	7,173,364	10,293,609
Net increase (decrease) in net assets	16,668,648	(61,586,342)
NET ASSETS:
Beginning of year or period	235,409,953	296,996,295
End of year or period	$252,078,601	$235,409,953
See Accompanying Notes to Financial Statements
15

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions								Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Plus LargeCap Portfolio
Class ADV
12-31-19	24.41	0.25	6.52	6.77	0.40	2.41	—	2.81	—	28.37	29.40		1.00	1.00	1.00	0.95	1,247	45
08-24-18(5) -
12-31-18	28.07	0.10•	(3.76)	(3.66)	0.00*	—	—	0.00*	—	24.41	(13.04)		0.99	0.99	0.99	1.08	1,016	72
Class I
12-31-19	24.64	0.39•	6.59	6.98	0.44	2.41	—	2.85	—	28.77	30.05		0.50	0.50	0.50	1.44	788,581	45
12-31-18	29.11	0.41•	(2.18)	(1.77)	0.43	2.27	—	2.70	—	24.64	(6.82)		0.49	0.49	0.49	1.47	728,383	72
12-31-17	24.19	0.42•	5.41	5.83	0.42	0.49	—	0.91	—	29.11	24.64		0.48	0.46	0.46	1.58	774,135	56
12-31-16	22.32	0.42•	1.83	2.25	0.38	—	—	0.38	—	24.19	10.27		0.49	0.44	0.44	1.85	678,267	96
12-31-15	22.48	0.39•	(0.19)	0.20	0.36	—	—	0.36	—	22.32	0.84		0.49	0.44	0.44	1.74	565,257	66
Class S
12-31-19	24.43	0.32•	6.53	6.85	0.38	2.41	—	2.79	—	28.49	29.73		0.75	0.75	0.75	1.19	126,416	45
12-31-18	28.87	0.34•	(2.16)	(1.82)	0.35	2.27	—	2.62	—	24.43	(7.04)		0.74	0.74	0.74	1.23	119,150	72
12-31-17	24.00	0.35•	5.37	5.72	0.36	0.49	—	0.85	—	28.87	24.30		0.73	0.71	0.71	1.33	100,271	56
12-31-16	22.14	0.36•	1.82	2.18	0.32	—	—	0.32	—	24.00	9.99		0.74	0.69	0.69	1.59	104,129	96
12-31-15	22.29	0.33•	(0.18)	0.15	0.30	—	—	0.30	—	22.14	0.63		0.74	0.69	0.69	1.49	109,690	66
Voya Index Plus MidCap Portfolio
Class I
12-31-19	17.22	0.23•	4.18	4.41	0.26	1.87	—	2.13	—	19.50	27.08		0.55	0.55	0.55	1.26	468,981	38
12-31-18	22.95	0.25•	(3.12)	(2.87)	0.23	2.63	—	2.86	—	17.22	(14.34)		0.55	0.55	0.55	1.18	415,219	68
12-31-17	21.87	0.21•	2.62	2.83	0.30	1.45	—	1.75	—	22.95	13.58		0.53	0.51	0.51	0.96	559,342	75
12-31-16	20.74	0.23	3.18	3.41	0.22	2.06	—	2.28	—	21.87	18.14		0.54	0.49	0.49	1.11	561,057	99
12-31-15	24.58	0.22	(0.45)	(0.23)	0.23	3.38	—	3.61	—	20.74	(1.79)		0.54	0.49	0.49	0.94	513,583	90
Class S
12-31-19	16.93	0.18•	4.11	4.29	0.21	1.87	—	2.08	—	19.14	26.74		0.80	0.80	0.80	1.01	70,770	38
12-31-18	22.59	0.19•	(3.05)	(2.86)	0.17	2.63	—	2.80	—	16.93	(14.52)		0.80	0.80	0.80	0.93	65,547	68
12-31-17	21.55	0.15•	2.58	2.73	0.24	1.45	—	1.69	—	22.59	13.29		0.78	0.76	0.76	0.71	88,547	75
12-31-16	20.46	0.19	3.12	3.31	0.16	2.06	—	2.22	—	21.55	17.83		0.79	0.74	0.74	0.86	104,140	99
12-31-15	24.29	0.15•	(0.44)	(0.29)	0.16	3.38	—	3.54	—	20.46	(2.06)		0.79	0.74	0.74	0.69	102,389	90
Voya Index Plus SmallCap Portfolio
Class I
12-31-19	20.36	0.21	3.86	4.07	0.23	3.29	—	3.52	—	20.91	21.81		0.57	0.57	0.57	0.98	199,122	43
12-31-18	26.78	0.22•	(2.95)	(2.73)	0.24	3.45	—	3.69	—	20.36	(12.40	) (a)	0.55	0.55	0.55	0.86(b)	185,212	67
12-31-17	26.91	0.22•	2.25	2.47	0.25	2.35	—	2.60	—	26.78	9.91		0.54	0.52	0.52	0.83	231,351	65
12-31-16	21.97	0.23	5.57	5.80	0.20	0.66	—	0.86	—	26.91	27.32		0.55	0.50	0.50	0.95	243,530	60
12-31-15	22.90	0.19•	(0.92)	(0.73)	0.20	—	—	0.20	—	21.97	(3.21)		0.55	0.50	0.50	0.81	199,425	46
Class S
12-31-19	20.10	0.16	3.82	3.98	0.17	3.29	—	3.46	—	20.62	21.55		0.82	0.82	0.82	0.73	52,956	43
12-31-18	26.47	0.15•	(2.91)	(2.76)	0.16	3.45	—	3.61	—	20.10	(12.62	) (a)	0.80	0.80	0.80	0.61(b)	50,198	67
12-31-17	26.63	0.15•	2.22	2.37	0.18	2.35	—	2.53	—	26.47	9.60		0.79	0.77	0.77	0.58	65,645	65
12-31-16	21.74	0.16•	5.53	5.69	0.14	0.66	—	0.80	—	26.63	27.01		0.80	0.75	0.75	0.70	82,654	60
12-31-15	22.66	0.13•	(0.91)	(0.78)	0.14	—	—	0.14	—	21.74	(3.47)		0.80	0.75	0.75	0.55	75,891	46
See Accompanying Notes to Financial Statements
16

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Index Plus SmallCap Portfolio would have been (12.44)% and (12.66)% for Classes I and S, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya Index Plus SmallCap Portfolio’s Net Investment Income Ratios would have been 0.82% and 0.57% for Classes I and S, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The three series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Index Plus LargeCap Portfolio (“Index Plus LargeCap”), Voya Index Plus MidCap Portfolio (“Index Plus MidCap”), and Voya Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts,

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
H. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward foreign currency contracts entered into by any Portfolio during the year ended December 31, 2019.
Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table within each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2019, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of  $6,808,052, $2,820,228 and $1,860,322, respectively. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at December 31, 2019.
I. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
J. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2019, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Index Plus LargeCap	$397,102,041	$548,047,664
Index Plus MidCap	200,398,522	259,026,106
Index Plus SmallCap	104,330,639	135,422,761
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Index Plus LargeCap	0.45%
Index Plus MidCap	0.50%
Index Plus SmallCap	0.50%
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION FEES
Class ADV and Class S shares of the respective Portfolios are subject to a shareholder service and distribution plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each respective Portfolio’s Class ADV and Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each respective Portfolio’s Class ADV and Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plan for Class ADV shares of Index Plus LargeCap, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares.
Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to each Portfolio’s Class S shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	Index Plus SmallCap	5.11%
Voya Retirement Insurance and Annuity Company	Index Plus LargeCap	63.68
	Index Plus MidCap	79.72
	Index Plus SmallCap	70.26
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
The Portfolios pay an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class S
Index Plus LargeCap	1.05%	0.55%	0.80%
Index Plus MidCap	N/A	0.60%	0.85%
Index Plus SmallCap	N/A	0.60%	0.85%
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2019, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2019:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	7	$1,931,857	3.27%
Index Plus MidCap	4	1,998,000	3.40
Index Plus SmallCap	4	1,142,000	3.40

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class ADV
12/31/2019	16,031	—	4,965	(18,680)	2,316	424,461	—	122,819	(503,758)	43,522
8/24/2018(1) - 12/31/2018	10,912	36,788	— *	(6,058)	41,642	295,322	1,032,756	8	(163,885)	1,164,201
Class I
12/31/2019	1,539,575	—	2,981,358	(6,672,757)	(2,151,824)	42,191,239	—	74,563,767	(184,665,108)	(67,910,102)
12/31/2018	3,236,628	840,937	2,841,126	(3,949,938)	2,968,753	91,675,762	23,790,644	76,085,743	(110,079,915)	81,472,234
Class S
12/31/2019	86,790	—	523,631	(1,050,601)	(440,180)	2,257,009	—	12,986,058	(27,908,214)	(12,665,147)
12/31/2018	21,423	1,860,084	318,424	(795,373)	1,404,558	617,630	52,218,160	8,470,148	(21,982,778)	39,323,160
Index Plus MidCap
Class I
12/31/2019	315,634	—	2,819,977	(3,187,156)	(51,545)	5,940,704	—	49,293,203	(58,431,383)	(3,197,476)
12/31/2018	306,478	—	3,311,523	(3,885,302)	(267,301)	6,571,479	—	66,959,054	(81,805,772)	(8,275,239)
Class S
12/31/2019	15,643	—	445,618	(634,380)	(173,119)	288,786	—	7,655,712	(11,671,584)	(3,727,086)
12/31/2018	81,385	—	520,545	(649,663)	(47,733)	1,519,991	—	10,364,053	(13,421,516)	(1,537,472)
Index Plus SmallCap
Class I
12/31/2019	150,822	—	1,605,856	(1,332,473)	424,205	3,089,456	—	30,446,788	(27,163,921)	6,372,323
12/31/2018	361,431	—	1,273,746	(1,178,100)	457,077	9,111,104	—	30,862,874	(29,610,704)	10,363,274
Class S
12/31/2019	19,114	—	442,279	(390,115)	71,278	390,852	—	8,279,392	(7,869,203)	801,041
12/31/2018	67,590	—	354,864	(405,294)	17,160	1,552,180	—	8,502,547	(10,124,392)	(69,665)

*
Amount is less than .50 per share.

(1)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 11 — SECURITIES LENDING (continued)

subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2019:
Index Plus MidCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,182,372	$(1,182,372)	$—
Citigroup Global Markets Inc.	186,536	(186,536)	—
Credit Suisse AG	345,032	(345,032)	—
Goldman Sachs & Co. LLC	478,890	(478,890)	—
Morgan Stanley & Co. LLC	764,753	(764,753)	—
National Bank of Canada Financial Inc	2,034,263	(2,034,263)	—
National Financial Services LLC	3,082	(3,082)	—
Natixis Securities America LLC	757,250	(757,250)	—
State Street Bank and Trust Company	544,209	(544,209)	—
Total	$6,296,387	$(6,296,387)	$—

(1)
Collateral with a fair value of  $6,443,286 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$15,836	$(15,836)	$—
BofA Securities Inc	87,670	(87,670)	—
Cantor Fitzgerald & Co	24,592	(24,592)	—
Citadel Securities LLC	1,500,208	(1,500,208)	—
Deutsche Bank Securities Inc.	64,476	(64,476)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	906,244	(906,244)	—
Industrial And Commercial Bank Of China	24,384	(24,384)	—
J.P. Morgan Securities LLC	717,976	(717,976)	—
Morgan Stanley & Co. LLC	736,214	(736,214)	—
National Bank of Canada Financial Inc	18,800	(18,800)	—
National Financial Services LLC	278,224	(278,224)	—
Natixis Securities America LLC	629,546	(629,546)	—
Scotia Capital (USA) INC	3,745	(3,745)	—
Wells Fargo Securities LLC	782,754	(782,754)	—
Total	$5,790,669	$(5,790,669)	$—

(1)
Collateral with a fair value of  $5,968,200 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — REORGANIZATIONS
On August 24, 2018, Index Plus LargeCap (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of Voya Multi-Manager Large Cap Core Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 7, 2018. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2018, are as follows:
Net investment income	$14,429,784
Net realized and unrealized loss on investments	$(79,829,045)
Net decrease in net assets resulting from operations	$(65,399,261)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 24, 2018. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — REORGANIZATIONS (continued)

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$77,042	$938,800	$0	$4,563	0.1753
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $1,015,841,520.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Plus LargeCap	$13,244,895	$74,427,749	$30,158,081	$54,397,818
Index Plus MidCap	18,895,101	38,053,814	20,844,956	56,478,151
Index Plus SmallCap	7,968,849	30,757,331	7,344,381	32,021,040
The tax-basis components of distributable earnings as of December 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Index Plus LargeCap	$24,251,173	$60,281,782	$188,803,861	$—	—	—
Index Plus MidCap	6,435,413	—	66,912,490	(1,494,871)	Short-term	None
Index Plus SmallCap	2,294,402	2,526,456	22,286,953	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

(“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements
NOTE 15 — AUDITOR CHANGE (UNAUDITED)
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Company, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 16 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 9.8%
19,828 (1)	Alphabet, Inc. - Class A	$26,557,425	2.9
330,446	AT&T, Inc.	12,913,829	1.4
255,470	Comcast Corp. – Class A	11,488,486	1.3
76,375 (1)	Facebook, Inc. - Class A	15,675,969	1.7
554,186 (2)	Other Securities	23,265,426	2.5
		89,901,135	9.8
	Consumer Discretionary: 9.6%
13,326 (1)	Amazon.com, Inc.	24,624,316	2.7
3,104 (1)	Booking Holdings, Inc.	6,374,778	0.7
37,043	Home Depot, Inc.	8,089,450	0.9
94,728	Starbucks Corp.	8,328,486	0.9
354,872 (2)	Other Securities	40,623,876	4.4
		88,040,906	9.6
	Consumer Staples: 7.2%
115,508	Altria Group, Inc.	5,765,004	0.6
40,295	Hershey Co.	5,922,559	0.7
101,349	Mondelez International, Inc.	5,582,303	0.6
54,638	PepsiCo, Inc.	7,467,376	0.8
91,266	Philip Morris International, Inc.	7,765,824	0.9
133,132	Procter & Gamble Co.	16,628,187	1.8
231,117 (2)	Other Securities	16,561,341	1.8
		65,692,594	7.2
	Energy: 4.2%
100,064	Chevron Corp.	12,058,713	1.3
114,485	ConocoPhillips	7,444,960	0.8
89,598	Exxon Mobil Corp.	6,252,148	0.7
160,181	Other Securities	12,708,377	1.4
		38,464,198	4.2
	Financials: 12.9%
33,819	Ameriprise Financial, Inc.	5,633,569	0.6
373,398	Bank of America Corp.	13,151,078	1.5
41,422 (1)	Berkshire Hathaway, Inc. – Class B	9,382,083	1.0
107,165	Citigroup, Inc.	8,561,412	0.9
113,718	JPMorgan Chase & Co.	15,852,289	1.7
22,906	S&P Global, Inc.	6,254,483	0.7
1,256,730	Other Securities	59,375,207	6.5
		118,210,121	12.9
	Health Care: 14.3%
34,367	Amgen, Inc.	8,284,853	0.9
41,618	Eli Lilly & Co.	5,469,854	0.6
39,959	HCA Healthcare, Inc.	5,906,340	0.6
65,797	Johnson & Johnson	9,597,808	1.1
97,142	Merck & Co., Inc.	8,835,065	1.0
168,335	Pfizer, Inc.	6,595,365	0.7
31,345	UnitedHealth Group, Inc.	9,214,803	1.0
594,124 (2)	Other Securities	76,505,612	8.4
		130,409,700	14.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 9.6%
17,115	Boeing Co.	$5,575,382	0.6
28,748	Cummins, Inc.	5,144,742	0.6
54,229	Honeywell International, Inc.	9,598,533	1.0
48,587	Ingersoll-Rand PLC - Class A	6,458,184	0.7
45,312	Union Pacific Corp.	8,191,957	0.9
52,864	Waste Management, Inc.	6,024,381	0.7
527,769 (2)	Other Securities	46,539,647	5.1
		87,532,826	9.6
	Information Technology: 22.7%
25,595 (1)	Adobe, Inc.	8,441,487	0.9
121,279	Apple, Inc.	35,613,578	3.9
202,188	Cisco Systems, Inc.	9,696,936	1.1
52,791 (1)	Fortinet, Inc.	5,635,967	0.6
95,707	Intel Corp.	5,728,064	0.6
20,980	Intuit, Inc.	5,495,291	0.6
232,117	Microsoft Corp.	36,604,851	4.0
54,922 (1)	PayPal Holdings, Inc.	5,940,913	0.6
65,586	Texas Instruments, Inc.	8,414,028	0.9
27,495 (1)	VeriSign, Inc.	5,297,737	0.6
27,883	Visa, Inc. - Class A	5,239,216	0.6
939,016 (2)	Other Securities	75,856,925	8.3
		207,964,993	22.7
	Materials: 2.3%
25,919	Air Products & Chemicals, Inc.	6,090,706	0.7
172,571	Other Securities	15,135,778	1.6
		21,226,484	2.3
	Real Estate: 3.1%
518,710 (2)	Other Securities	28,688,480	3.1
	Utilities: 3.2%
76,457	Ameren Corp.	5,871,898	0.6
142,207	Exelon Corp.	6,483,217	0.7
510,036	Other Securities	17,168,271	1.9
		29,523,386	3.2
	Total Common Stock (Cost $715,913,060)	905,654,823	98.9
RIGHTS: 0.0%
	Health Care: 0.0%
29,182 (2)	Other Securities	87,838	0.0
	Total Rights (Cost $67,119)	87,838	0.0
	Total Long-Term Investments (Cost $715,980,179)	905,742,661	98.9

See Accompanying Notes to Financial Statements
29

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
10,090,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $10,090,000)	$10,090,000	1.1
	Total Short-Term Investments (Cost $10,090,000)	10,090,000	1.1
	Total Investments in Securities (Cost $726,070,179)	$915,832,661	100.0
	Assets in Excess of Other Liabilities	411,221	0.0
	Net Assets	$916,243,882	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$905,654,823	$—	$—	$905,654,823
Rights	87,838	—	—	87,838
Short-Term Investments	10,090,000	—	—	10,090,000
Total Investments, at fair value	$915,832,661	$—	$—	$915,832,661
Other Financial Instruments+
Futures	84,068	—	—	84,068
Total Assets	$915,916,729	$—	$—	$915,916,729

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the following futures contracts were outstanding for Voya Index Plus LargeCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	50	03/20/20	$8,077,750	$84,068
			$8,077,750	$84,068

See Accompanying Notes to Financial Statements
30

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$84,068
Total Asset Derivatives		$84,068

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$582,157
Total	$582,157

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$569,494
Total	$569,494
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $727,112,869.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$197,335,134
Gross Unrealized Depreciation	(8,531,273)
Net Unrealized Appreciation	$188,803,861
See Accompanying Notes to Financial Statements
31

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 2.5%
378,702 (1)(2)	Other Securities	$13,749,686	2.5

	Consumer Discretionary: 12.8%
22,791 (3)	Deckers Outdoor Corp.	3,848,488	0.7
18,697	Domino’s Pizza, Inc.	5,492,805	1.0
104,535	Gentex Corp.	3,029,424	0.6
103,939	Service Corp. International	4,784,312	0.9
64,092	Wyndham Destinations, Inc.	3,312,915	0.6
1,236,079 (1)(2)	Other Securities	48,678,157	9.0
		69,146,101	12.8
	Consumer Staples: 2.6%
35,905 (3)	Post Holdings, Inc.	3,917,235	0.7
209,930 (2)	Other Securities	10,191,350	1.9
		14,108,585	2.6
	Energy: 1.8%
506,234 (1)(2)	Other Securities	9,803,638	1.8
	Financials: 16.5%
78,099	East West Bancorp, Inc.	3,803,421	0.7
64,413	First American Financial Corp.	3,756,566	0.7
69,508	Hancock Whitney Corp.	3,050,011	0.6
189,341	Old Republic International Corp.	4,235,558	0.8
30,458	Primerica, Inc.	3,976,596	0.7
27,583	Reinsurance Group of America, Inc.	4,497,684	0.8
24,869	Signature Bank	3,397,354	0.6
92,648	Synovus Financial Corp.	3,631,802	0.7
47,021	Wintrust Financial Corp.	3,333,789	0.6
1,454,364 (2)	Other Securities	55,446,836	10.3
		89,129,617	16.5
	Health Care: 9.6%
8,413 (3)	Bio-Rad Laboratories, Inc.	3,113,062	0.6
27,542 (3)	Charles River Laboratories International, Inc.	4,207,316	0.8
9,166	Chemed Corp.	4,026,257	0.7
41,062	Hill-Rom Holdings, Inc.	4,661,769	0.8
30,349 (3)	Masimo Corp.	4,796,963	0.9
483,331 (2)	Other Securities	31,217,552	5.8
		52,022,919	9.6
	Industrials: 15.9%
32,710	Curtiss-Wright Corp.	4,608,512	0.8
41,688	EMCOR Group, Inc.	3,597,674	0.7
21,838	Hubbell, Inc.	3,228,093	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
41,967	ITT, Inc.	$3,101,781	0.6
31,538	Manpowergroup, Inc.	3,062,340	0.6
33,970	Oshkosh Corp.	3,215,261	0.6
63,376	Timken Co.	3,568,703	0.6
47,839	Toro Co.	3,811,333	0.7
858,259 (2)	Other Securities	57,568,980	10.7
		85,762,677	15.9
	Information Technology: 14.9%
41,698 (3)	Arrow Electronics, Inc.	3,533,488	0.7
88,104	Avnet, Inc.	3,739,134	0.7
47,298 (3)	Cirrus Logic, Inc.	3,897,828	0.7
15,513 (3)	Fair Isaac Corp.	5,812,411	1.1
98,012	Jabil, Inc.	4,050,836	0.7
39,754	MKS Instruments, Inc.	4,373,338	0.8
59,999	Teradyne, Inc.	4,091,332	0.8
831,970 (2)	Other Securities	50,713,467	9.4
		80,211,834	14.9
	Materials: 6.0%
27,974	Reliance Steel & Aluminum Co.	3,350,166	0.6
119,256	Steel Dynamics, Inc.	4,059,474	0.8
563,807 (2)	Other Securities	24,781,773	4.6
		32,191,413	6.0
	Real Estate: 11.3%
31,414	Camden Property Trust	3,333,025	0.6
90,400	Cousins Properties, Inc.	3,724,480	0.7
70,830	Douglas Emmett, Inc.	3,109,437	0.6
22,802	EastGroup Properties, Inc.	3,025,141	0.6
96,699	First Industrial Realty Trust, Inc.	4,013,976	0.7
76,326	Highwoods Properties, Inc.	3,733,105	0.7
19,199	Jones Lang LaSalle, Inc.	3,342,354	0.6
51,808	Lamar Advertising Co.	4,624,382	0.8
124,708	Service Properties Trust	3,034,146	0.6
912,392 (2)	Other Securities	29,152,250	5.4
		61,092,296	11.3
	Utilities: 4.7%
37,400	Idacorp, Inc.	3,994,320	0.7
45,788	NorthWestern Corp.	3,281,626	0.6
60,956	PNM Resources, Inc.	3,091,079	0.6
87,414	UGI Corp.	3,947,616	0.7
239,656	Other Securities	11,073,506	2.1
		25,388,147	4.7
	Total Common Stock (Cost $464,973,788)	532,606,913	98.6

See Accompanying Notes to Financial Statements
32

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Repurchase Agreements: 1.2%
1,499,737 (4)	Bank of Montreal, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,499,866, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $1,529,732, due 04/20/49-12/01/49)	$1,499,737	0.3
444,338 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $444,377, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $453,265, due 01/15/20-11/15/48)	444,338	0.1
1,499,737 (4)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,499,866, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,529,732, due 02/13/20-09/20/69)	1,499,737	0.3
1,499,737 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,499,867, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.030%, Market Value plus accrued interest $1,529,732, due 01/14/20-12/20/49)	1,499,737	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,499,737 (4)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,499,867, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $1,529,732, due 01/28/20-05/15/27)	$1,499,737	0.3
	Total Repurchase Agreements (Cost $6,443,286)	6,443,286	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
6,794,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $6,794,000)	6,794,000	1.3
	Total Short-Term Investments (Cost $13,237,286)	13,237,286	2.5
	Total Investments in Securities (Cost $478,211,074)	$545,844,199	101.1
	Liabilities in Excess of Other Assets	(6,093,093)	(1.1)
	Net Assets	$539,751,106	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements
33

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$532,606,913	$—	$—	$532,606,913
Short-Term Investments	6,794,000	6,443,286	—	13,237,286
Total Investments, at fair value	$539,400,913	$6,443,286	$—	$545,844,199
Other Financial Instruments+
Futures	112,921	—	—	112,921
Total Assets	$539,513,834	$6,443,286	$—	$545,957,120

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the following futures contracts were outstanding for Voya Index Plus MidCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	31	03/20/20	$6,400,880	$112,921
			$6,400,880	$112,921
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$112,921
Total Asset Derivatives		$112,921

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$908,698
Total	$908,698
See Accompanying Notes to Financial Statements
34

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$207,172
Total	$207,172
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $479,044,630.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$89,893,297
Gross Unrealized Depreciation	(22,980,807)
Net Unrealized Appreciation	$66,912,490
See Accompanying Notes to Financial Statements
35

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.2%
	Communication Services: 2.1%
27,367	Cogent Communications Holdings, Inc.	$1,801,022	0.7
193,625 (1)	Other Securities	3,616,042	1.4
		5,417,064	2.1
	Consumer Discretionary: 12.8%
56,891	Callaway Golf Co.	1,206,089	0.5
35,872 (2)	CROCS, Inc.	1,502,678	0.6
36,355	La-Z-Boy, Inc.	1,144,455	0.4
30,211 (2)	M/I Homes, Inc.	1,188,803	0.5
417,734	Office Depot, Inc.	1,144,591	0.4
7,061 (2)(3)	RH	1,507,524	0.6
34,155	Steven Madden Ltd.	1,469,007	0.6
19,188 (2)	TopBuild Corp.	1,977,899	0.8
854,376 (1)(4)	Other Securities	21,172,677	8.4
		32,313,723	12.8
	Consumer Staples: 3.8%
59,728 (2)	Darling Ingredients, Inc.	1,677,162	0.7
205,865 (1)(4)	Other Securities	7,830,475	3.1
		9,507,637	3.8
	Energy: 4.3%
1,471,212 (1)(4)	Other Securities	10,866,792	4.3

	Financials: 15.7%
56,195	American Equity Investment Life Holding Co.	1,681,916	0.7
142,871	First BanCorp. Puerto Rico	1,513,004	0.6
33,055	Flagstar Bancorp, Inc.	1,264,354	0.5
53,302 (2)	NMI Holdings, Inc.	1,768,560	0.7
53,488	OFG Bancorp	1,262,852	0.5
72,660	Redwood Trust, Inc.	1,201,796	0.5
57,138	Simmons First National Corp.	1,530,727	0.6
60,190	United Community Banks, Inc./GA	1,858,667	0.7
42,198	United Community Financial Corp.	492,029	0.2
963,928 (1)(4)	Other Securities	27,044,884	10.7
		39,618,789	15.7
	Health Care: 12.3%
26,105 (2)	AMN Healthcare Services, Inc.	1,626,603	0.6
21,250 (2)	Emergent Biosolutions, Inc.	1,146,437	0.5
19,533 (2)	Integer Holdings Corp.	1,571,039	0.6
13,513 (2)	Medpace Holdings, Inc.	1,135,903	0.5
14,297 (2)	Omnicell, Inc.	1,168,351	0.5
1,377,354 (1)(4)	Other Securities	24,293,774	9.6
		30,942,107	12.3

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 18.5%
27,491 (2)	Aerojet Rocketdyne Holdings, Inc.	$1,255,239	0.5
18,025	Applied Industrial Technologies, Inc.	1,202,087	0.5
31,803	Barnes Group, Inc.	1,970,514	0.8
24,594	Brady Corp.	1,408,252	0.5
20,086	EnPro Industries, Inc.	1,343,352	0.5
43,752	Federal Signal Corp.	1,411,002	0.6
44,197	Hillenbrand, Inc.	1,472,202	0.6
23,693 (2)	HUB Group, Inc.	1,215,214	0.5
33,265	Korn Ferry	1,410,436	0.6
24,577	Simpson Manufacturing Co., Inc.	1,971,813	0.8
27,817	Skywest, Inc.	1,797,813	0.7
28,345 (2)	SPX Corp.	1,442,194	0.6
35,568 (2)	SPX FLOW, Inc.	1,738,208	0.7
5,671	Unifirst Corp.	1,145,428	0.4
39,418	Universal Forest Products, Inc.	1,880,239	0.7
17,683	Watts Water Technologies, Inc.	1,764,056	0.7
706,851 (1)	Other Securities	22,329,255	8.8
		46,757,304	18.5
	Information Technology: 13.9%
25,426 (2)	Diodes, Inc.	1,433,264	0.6
20,176 (2)	Fabrinet	1,308,212	0.5
19,886 (2)	Insight Enterprises, Inc.	1,397,787	0.5
43,822 (2)	Onto Innovation, Inc.	1,601,256	0.6
25,803 (2)	Perficient, Inc.	1,188,744	0.5
23,333 (2)	Plexus Corp.	1,795,241	0.7
39,848	Progress Software Corp.	1,655,684	0.7
912,180 (1)(4)	Other Securities	24,625,078	9.8
		35,005,266	13.9
	Materials: 4.4%
15,530	Stepan Co.	1,590,893	0.6
311,818 (1)	Other Securities	9,414,208	3.8
		11,005,101	4.4
	Real Estate: 8.5%
28,202	American Assets Trust, Inc.	1,294,472	0.5
142,127	DiamondRock Hospitality Co.	1,574,767	0.6
54,729	Essential Properties Realty Trust, Inc.	1,357,827	0.6
36,138	National Storage Affiliates Trust	1,214,960	0.5
1,250,110 (1)(4)	Other Securities	15,922,175	6.3
		21,364,201	8.5
	Utilities: 1.9%
82,751	Other Securities	4,728,848	1.9
	Total Common Stock (Cost $224,690,082)	247,526,832	98.2

See Accompanying Notes to Financial Statements
36

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Repurchase Agreements: 2.4%
1,389,144 (5)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,389,264, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,417,050, due 09/01/24-11/01/49)	$1,389,144	0.5
411,624 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $411,660, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $419,894, due 01/15/20-11/15/48)	411,624	0.2
1,389,144 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,389,264, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,416,927, due 02/13/20-09/20/69)	1,389,144	0.6
1,389,144 (5)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,389,264, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.030%, Market Value plus accrued interest $1,416,927, due 01/14/20-12/20/49)	1,389,144	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,389,144 (5)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,389,264, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $1,416,927, due 01/28/20-05/15/27)	$1,389,144	0.6
	Total Repurchase Agreements (Cost $5,968,200)	5,968,200	2.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
4,152,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $4,152,000)	4,152,000	1.6
	Total Short-Term Investments (Cost $10,120,200)	10,120,200	4.0
	Total Investments in Securities (Cost $234,810,282)	$257,647,032	102.2
	Liabilities in Excess of Other Assets	(5,568,431)	(2.2)
	Net Assets	$252,078,601	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements
37

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$247,526,832	$—	$—	$247,526,832
Short-Term Investments	4,152,000	5,968,200	—	10,120,200
Total Investments, at fair value	$251,678,832	$5,968,200	$—	$257,647,032
Other Financial Instruments+
Futures	54,329	—	—	54,329
Total Assets	$251,733,161	$5,968,200	$—	$257,701,361

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the following futures contracts were outstanding for Voya Index Plus SmallCap Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	40	03/20/20	$3,341,200	$54,329
			$3,341,200	$54,329
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$54,329
Total Asset Derivatives		$54,329

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$409,784
Total	$409,784
See Accompanying Notes to Financial Statements
38

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$81,967
Total	$81,967
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $235,414,408.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$42,909,156
Gross Unrealized Depreciation	(20,622,203)
Net Unrealized Appreciation	$22,286,953
See Accompanying Notes to Financial Statements
39

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Plus LargeCap Portfolio
Class ADV	NII	$0.3959
Class I	NII	$0.4377
Class S	NII	$0.3792
All Classes	LTCG	$2.4097
Voya Index Plus MidCap Portfolio
Class I	NII	$0.2633
Class S	NII	$0.2075
All Classes	STCG	$0.4507
All Classes	LTCG	$1.4225
Voya Index Plus SmallCap Portfolio
Class I	NII	$0.2289
Class S	NII	$0.1627
All Classes	STCG	$0.5029
All Classes	LTCG	$2.7897

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Plus LargeCap Portfolio	100.00%
Voya Index Plus MidCap Portfolio	38.79%
Voya Index Plus SmallCap Portfolio	29.83%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Plus LargeCap Portfolio	$74,427,749
Voya Index Plus MidCap Portfolio	$38,053,814
Voya Index Plus SmallCap Portfolio	$30,757,331
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
40

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director Chairperson	May 2013 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	October 2015 – Present	Retired.	146	None.
41

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*
Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Director of the Board.

42

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004-August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999-September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 − Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
43

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 –
February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

44

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the

45

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense

46

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the
Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels, and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Index Plus LargeCap Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Plus LargeCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date, one-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee

47

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus MidCap Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Plus MidCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the five-year and ten-year periods, and the fourth quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods; and (3) the addition of a new member of the Portfolio’s portfolio management team effective February 28, 2019.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus SmallCap Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Plus SmallCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the ten-year period, the fourth quintile for the three-year period, and the fifth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods; and (3) the addition of a new member of the Portfolio’s portfolio management team effective February 28, 2019.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of

48

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

49

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-AIP         (1219-021320)

Annual Report
December 31, 2019
Classes ADV, I, P2, S and S2
Voya Variable Product Index Funds
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Voya Emerging Markets Index Portfolio

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Voya Euro STOXX 50® Index Portfolio

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Voya FTSE 100 Index® Portfolio

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Voya Hang Seng Index Portfolio

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Voya International Index Portfolio

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Voya Japan TOPIX Index® Portfolio

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Voya Russell™ Large Cap Growth Index Portfolio

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Voya Russell™ Large Cap Index Portfolio

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Voya Russell™ Large Cap Value Index Portfolio

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Voya Russell™ Mid Cap Growth Index Portfolio

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Voya Russell™ Mid Cap Index Portfolio

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Voya Russell™ Small Cap Index Portfolio

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Voya U.S. Bond Index Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New season, last year’s plot
Dear Shareholder,
The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.
So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.
Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.
With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)
Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.
Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the
President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.
And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.
In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.
In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.
In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Top 200® Growth Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200R Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Top 200® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Tokyo Stock Price Index®	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

Voya Emerging Markets Index Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)

China	33.7%
Taiwan	11.6%
South Korea	11.5%
India	8.5%
Brazil	7.4%
South Africa	4.6%
Russia	3.9%
Saudi Arabia	2.5%
Thailand	2.5%
Mexico	2.3%
Countries between 0.0% – 1.9%^	10.0%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 18 countries, which each represents 0.0% – 1.9% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 17.55% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 18.42% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM. The Portfolio attempts to track the MSCI EM IndexSM by investing in most of the stocks that make up the MSCI EM IndexSM. The stocks are chosen using
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Alibaba Group Holding Ltd. ADR	5.7%
Tencent Holdings Ltd.	4.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.3%
Samsung Electronics Co., Ltd.	3.6%
China Construction Bank - H Shares	1.3%
Naspers Ltd.	1.1%
Ping An Insurance Group Co. of China Ltd. - H Shares	1.1%
Reliance Industries Ltd.	1.0%
Housing Development Finance Corp.	0.9%
China Mobile Ltd.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
statistical techniques so as to minimize the anticipated tracking error to the MSCI EM IndexSM. This approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EM IndexSM. The Portfolio may not always hold all of the same securities as the MSCI EM IndexSM.
While all regions generated positive returns for the reporting period, absolute performance was strongest within Europe and weakest in Africa/Mideast on an absolute basis for the reporting period.
Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Emerging Markets Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 year	Since Inception of Classes I and S December 19, 2011
Class I	17.76%	5.05%	4.20%
Class P2(1)	18.29%	5.30%	4.35%
Class S	17.55%	4.92%	4.02%
MSCI EM IndexSM	18.42%	5.61%	5.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Euro Stoxx 50® Index Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)

France	31.8%
Germany	24.9%
Netherlands	12.0%
Spain	8.0%
Italy	4.2%
United Kingdom	3.4%
Belgium	2.0%
Ireland	0.9%
Finland	0.6%
Assets in Excess of Other Liabilities*	12.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Euro STOXX 50® Index Portfolio (the “Portfolio”)* seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance**: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 25.72% compared to the EURO STOXX 50® Index, which returned 25.89% for the same period.
Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the performance of the EURO STOXX 50® Index by principally investing in stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Total SA	4.3%
SAP SE	4.3%
ASML Holding NV	3.7%
LVMH Moet Hennessy Louis Vuitton SE	3.6%
Linde PLC	3.4%
Sanofi	3.3%
Siemens AG	3.0%
Allianz SE	3.0%
Airbus SE	2.4%
Unilever NV	2.4%
Portfolio holdings are subject to change daily.
the EURO STOXX 50® Index.
The top performing sectors on an absolute basis for the year were information technology, consumer discretionary and industrials. By contrast, communication services was the bottom absolute performing sector posting negative returns for the reporting period.
Current Strategy and Outlook: The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index

*
On January 24, 2020, the Board of Directors approved a proposal to liquidate the Portfolio. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected the liquidation will take place on or about April 24, 2020.

**
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Euro STOXX 50® Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	25.22%	4.36%	2.54%
Class I	25.72%	4.86%	3.03%
EURO STOXX 50® Index	25.89%	4.74%	2.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Euro STOXX 50® Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya FTSE 100 Index® Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)

United Kingdom	83.8%
Netherlands	9.3%
Australia	1.9%
Switzerland	1.6%
Ireland	1.1%
Germany	0.2%
Russia	0.2%
United Arab Emirates	0.1%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya FTSE 100 Index® Portfolio (the “Portfolio”)* seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index®. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance**: For the year ended December 31, 2019, the Portfolio’s Class ADV shares provided a total return of 20.82% compared to the FTSE 100 Index®, which returned 22.03% for the same period.
Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing in all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

HSBC Holdings PLC	6.2%
AstraZeneca PLC	5.2%
BP PLC	4.9%
Royal Dutch Shell PLC - Class A	4.9%
GlaxoSmithKline PLC	4.5%
Royal Dutch Shell PLC - Class B	4.4%
Diageo PLC	3.8%
British American Tobacco PLC	3.8%
Rio Tinto PLC	2.6%
Unilever PLC	2.4%
Portfolio holdings are subject to change daily.
FTSE 100 Index®.
While all sectors generated positive absolute returns for the reporting period, absolute performance was strongest within real estate, information technology, and health care. By contrast, energy was the bottom performing sector on an absolute basis for the reporting period.
Current Outlook and Strategy: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the FTSE 100 Index®.

*
On January 24, 2020, the Board of Directors approved a proposal to liquidate the Portfolio. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected the liquidation will take place on or about April 24, 2020.

**
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya FTSE 100 Index® Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	20.82%	2.82%	4.35%
FTSE 100 Index®	22.03%	3.66%	5.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya FTSE 100 Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Hang Seng Index Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)

China	53.8%
Hong Kong	30.3%
United Kingdom	9.5%
Macau	2.5%
Assets in Excess of Other Liabilities*	3.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Hang Seng Index Portfolio (the “Portfolio”)* seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance**: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 12.32% compared to the Hang Seng Index, which returned 13.59% for the same period.
Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by principally investing in stocks that make up the Hang Seng Index. The
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Tencent Holdings Ltd.	10.2%
HSBC Holdings PLC (HKD)	9.5%
AIA Group Ltd.	9.3%
China Construction Bank - H Shares	7.5%
Ping An Insurance Group Co. of China Ltd. - H Shares	5.3%
Industrial & Commercial Bank of China - H Shares	4.6%
China Mobile Ltd.	4.2%
Hong Kong Exchanges and Clearing Ltd.	3.1%
Bank of China Ltd. - H Shares	2.7%
CNOOC Ltd.	2.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Portfolio may not always hold all of the same securities as the Hang Seng Index.
While all sectors generated positive returns for the period, absolute performance was strongest within health care, information technology and consumer staples. By contrast, energy was the bottom performing sector on an absolute basis for the reporting period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Hang Seng Index.

*
On January 24, 2020, the Board of Directors approved a proposal to liquidate the Portfolio. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected the liquidation will take place on or about April 24, 2020.

**
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Hang Seng Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	12.02%	5.94%	4.78%
Class S	12.32%	6.22%	5.04%
Hang Seng Index	13.59%	7.34%	6.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Hang Seng Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya International Index Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2019 (as a percentage of net assets)

Japan	24.0%
United Kingdom	14.3%
France	10.5%
Switzerland	9.6%
Germany	8.4%
Australia	7.0%
Netherlands	6.2%
Hong Kong	3.0%
Spain	2.8%
Sweden	2.5%
Countries between 0.0% – 2.0%^	9.9%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 15 countries, which each represents 0.0% – 2.0% of net assets.
Portfolio holdings are subject to change daily.
Voya International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 21.04% compared to the MSCI EAFE® Index, which returned 22.01% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing in most of the stocks which make up the MSCI EAFE® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Nestle SA	2.1%
Roche Holding AG	1.5%
Novartis AG	1.4%
Toyota Motor Corp.	1.1%
HSBC Holdings PLC	1.0%
Total SA	0.9%
SAP SE	0.9%
AstraZeneca PLC	0.9%
LVMH Moet Hennessy Louis Vuitton SE	0.9%
BP PLC	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

tracking error to the MSCI EAFE® Index. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.
While all sectors generated positive returns for the reporting period, absolute performance was strongest within information technology, healthcare and industrials. By contrast, energy was the bottom performing sector on an absolute basis for the reporting period.
Current Strategy and Outlook:   The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya International Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	20.86%	4.99%	4.81%
Class I	21.44%	5.51%	5.32%
Class P2(1)	21.78%	5.68%	5.41%
Class S	21.04%	5.24%	5.06%
Class S2	20.93%	5.09%	4.90%
MSCI EAFE® Index	22.01%	5.67%	5.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Japan TOPIX Index® Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Industrials	21.7%
Consumer Discretionary	16.1%
Information Technology	11.1%
Financials	10.4%
Health Care	9.0%
Consumer Staples	8.5%
Communication Services	8.0%
Materials	6.1%
Real Estate	2.6%
Utilities	1.5%
Energy	0.9%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Japan TOPIX Index® Portfolio (the “Portfolio”)* seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“TOPIX Index®”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance**: For the year ended December 31, 2019, the Portfolio’s Class ADV shares provided a total return of 17.00% compared to the TOPIX Index®, which returned 19.67% for the same period.
Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index®. The Portfolio attempts to track the TOPIX Index® by principally investing in most of the stocks that make up the TOPIX Index®. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the TOPIX Index®. This approach is employed because of the relatively large number of small and/or illiquid stocks in the TOPIX Index®. The
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Toyota Motor Corp.	3.3%
Sony Corp.	1.8%
Mitsubishi UFJ Financial Group, Inc.	1.5%
Keyence Corp.	1.5%
SoftBank Group Corp.	1.5%
Nippon Telegraph & Telephone Corp.	1.4%
Takeda Pharmaceutical Co., Ltd.	1.4%
Nintendo Co., Ltd.	1.1%
Recruit Holdings Co. Ltd.	1.1%
Sumitomo Mitsui Financial Group, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Portfolio may not always hold all of the same securities as the TOPIX Index®.
The top performing sectors on an absolute basis for the year were information technology, health care and communication services. By contrast, utilities was the bottom absolute performing sector posting negative returns for the reporting period.
Current Strategy and Outlook:   The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the TOPIX Index®.

*
On January 24, 2020, the Board of Directors approved a proposal to liquidate the Portfolio. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected the liquidation will take place on or about April 24, 2020.

**
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Japan TOPIX Index® Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	17.00%	7.28%	5.87%
TOPIX Index®	19.67%	8.36%	7.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Japan TOPIX Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Russell™ Large Cap Growth Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	40.0%
Health Care	14.5%
Consumer Discretionary	13.5%
Communication Services	13.2%
Industrials	7.2%
Consumer Staples	5.0%
Financials	2.8%
Real Estate	2.2%
Materials	1.0%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 35.47% compared to the Russell Top 200® Growth Index, which returned 36.48% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by principally investing stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.
While all sectors generated positive returns for the reporting period, absolute performance was strongest within information technology, materials, and communication services. By contrast, energy was the bottom performing sector on an absolute basis for the reporting period.
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Apple, Inc.	10.7%
Microsoft Corp.	9.8%
Amazon.com, Inc.	6.3%
Facebook, Inc. - Class A	4.0%
Alphabet, Inc. - Class A	3.3%
Alphabet, Inc. - Class C	3.3%
Visa, Inc. - Class A	2.7%
UnitedHealth Group, Inc.	2.3%
Mastercard, Inc. - Class A	2.2%
Merck & Co., Inc.	1.8%
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Russell™ Large Cap Growth Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class ADV July 13, 2015
Class ADV	35.19%	—	—	14.98%
Class I	35.84%	15.15%	15.06%	—
Class S	35.47%	14.87%	14.77%	—
Russell Top 200® Growth Index	36.48%	15.69%	15.58%	16.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Russell™ Large Cap Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	24.8%
Health Care	15.2%
Financials	13.3%
Communication Services	11.9%
Consumer Discretionary	9.4%
Industrials	7.8%
Consumer Staples	7.6%
Energy	4.2%
Materials	1.9%
Utilities	1.9%
Real Estate	1.6%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 30.96% compared to the Russell Top 200® Index, which returned 31.75% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by principally investing in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.
While all sectors generated positive returns for the reporting period, absolute performance was strongest within information technology, communication services, and real estate. By contrast, energy was the
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Apple, Inc.	6.0%
Microsoft Corp.	5.5%
Amazon.com, Inc.	3.5%
Facebook, Inc. - Class A	2.3%
Berkshire Hathaway, Inc. – Class B	2.0%
JPMorgan Chase & Co.	2.0%
Alphabet, Inc. - Class A	1.8%
Alphabet, Inc. - Class C	1.8%
Johnson & Johnson	1.8%
Visa, Inc. - Class A	1.5%
Portfolio holdings are subject to change daily.
bottom performing sector on an absolute basis for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Russell™ Large Cap Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	30.66%	11.41%	12.75%
Class I	31.34%	11.98%	13.32%
Class S	30.96%	11.69%	13.02%
Class S2	30.80%	11.53%	12.84%
Russell Top 200® Index	31.75%	12.34%	13.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Russell™ Large Cap Value Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Financials	26.4%
Health Care	15.9%
Consumer Staples	10.9%
Communication Services	10.2%
Energy	9.4%
Industrials	8.5%
Information Technology	5.5%
Utilities	4.2%
Consumer Discretionary	4.2%
Materials	3.0%
Real Estate	0.7%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 25.61% compared to the Russell Top 200® Value Index, which returned 26.36% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by principally investing in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.
While all sectors generated positive returns for the reporting period, absolute performance was strongest within information technology, real estate, and industrials. By contrast, energy was the bottom performing
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Berkshire Hathaway, Inc. – Class B	4.6%
JPMorgan Chase & Co.	4.5%
Johnson & Johnson	3.4%
Exxon Mobil Corp.	3.1%
Procter & Gamble Co.	3.0%
Bank of America Corp.	3.0%
AT&T, Inc.	3.0%
Intel Corp.	2.7%
Verizon Communications, Inc.	2.6%
Walt Disney Co.	2.6%
Portfolio holdings are subject to change daily.
sector on an absolute basis for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Russell™ Large Cap Value Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class ADV July 13, 2015
Class ADV	25.30%	—	—	8.75%
Class I	25.92%	8.28%	11.16%	—
Class S	25.61%	8.00%	10.88%	—
Russell Top 200® Value Index	26.36%	8.65%	11.56%	9.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Russell™ Mid Cap Growth Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	33.7%
Industrials	16.9%
Health Care	15.3%
Consumer Discretionary	14.7%
Communication Services	4.9%
Financials	4.5%
Consumer Staples	3.2%
Materials	2.8%
Real Estate	2.7%
Energy	1.2%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 34.53% compared to the Russell Midcap® Growth Index, which returned 35.47% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by principally investing in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.
While all sectors generated positive returns for the reporting period, absolute performance was strongest within information technology, real estate, and financials. By contrast, energy was the bottom performing sector on an absolute basis for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Fiserv, Inc.	2.0%
Global Payments, Inc.	1.7%
Advanced Micro Devices, Inc.	1.5%
Dollar General Corp.	1.2%
Lam Research Corp.	1.2%
O’Reilly Automotive, Inc.	1.0%
Amphenol Corp.	1.0%
Hilton Worldwide Holdings, Inc.	1.0%
Ingersoll-Rand PLC - Class A	0.9%
KLA Corp.	0.9%
Portfolio holdings are subject to change daily.
of the Russell Midcap® Growth Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Growth Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class I	34.87%	11.17%	13.87%
Class S	34.53%	10.90%	13.59%
Class S2	34.36%	10.73%	13.42%
Russell Midcap® Growth Index	35.47%	11.60%	14.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Russell™ Mid Cap Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	17.9%
Industrials	13.8%
Financials	12.8%
Consumer Discretionary	11.3%
Health Care	10.2%
Real Estate	9.5%
Utilities	6.7%
Materials	5.1%
Communication Services	4.3%
Consumer Staples	4.1%
Energy	3.9%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 29.74% compared to the Russell Midcap® Index, which returned 30.54% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by principally investing in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.
While all sectors generated positive returns for the reporting period, absolute performance was strongest within information technology, industrials, and financials. By contrast, energy was the bottom performing sector on an absolute basis for the reporting period.
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Fiserv, Inc.	0.8%
Global Payments, Inc.	0.7%
Advanced Micro Devices, Inc.	0.6%
L3Harris Technologies, Inc.	0.6%
Sempra Energy	0.5%
Lam Research Corp.	0.5%
Dollar General Corp.	0.5%
Newmont Goldcorp Corp.	0.4%
Xcel Energy, Inc.	0.4%
Welltower, Inc.	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	29.32%	8.36%	12.22%
Class I	29.95%	8.91%	12.79%
Class P2(1)	30.43%	9.07%	12.87%
Class S	29.74%	8.65%	12.52%
Class S2	29.56%	8.48%	12.33%
Russell Midcap® Index	30.54%	9.33%	13.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestmetns.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Russell™ Small Cap Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Health Care	17.9%
Financials	17.5%
Industrials	15.6%
Information Technology	13.4%
Consumer Discretionary	10.7%
Real Estate	7.6%
Materials	3.8%
Utilities	3.6%
Energy	3.1%
Consumer Staples	3.0%
Communication Services	2.2%
Consumer, Non-cyclical	0.0%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2019, the Portfolio’s Class S shares provided a total return of 24.77% compared to the Russell 2000® Index, which returned 25.52% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by principally investing in most of the stocks that make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.
The top performing sectors on an absolute basis for the year were information technology, industrials, and real estate. By contrast, energy was the bottom absolute performing sector posting
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

Novocure Ltd.	0.4%
Medicines Co.	0.3%
Generac Holdings, Inc.	0.3%
Lumentum Holdings, Inc.	0.3%
Teladoc Health, Inc.	0.3%
Arrowhead Pharmaceuticals, Inc.	0.3%
Haemonetics Corp.	0.3%
Marriott Vacations Worldwide Corp.	0.3%
First Industrial Realty Trust, Inc.	0.3%
Amedisys, Inc.	0.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
negative returns for the reporting period.
Current Outlook & Strategy: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Russell™ Small Cap Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	24.57%	7.44%	11.10%
Class I	25.17%	7.96%	11.65%
Class P2(1)	25.49%	8.15%	11.75%
Class S	24.77%	7.69%	11.37%
Class S2	24.70%	7.55%	11.20%
Russell 2000® Index	25.52%	8.23%	11.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya U.S. Bond Index Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)

U.S. Treasury Obligations	38.0%
U.S. Government Agency Obligations	27.8%
Corporate Bonds/Notes	27.3%
Sovereign Bonds	2.4%
Commercial Mortgage-Backed Securities	2.1%
Municipal Bonds	1.0%
Supranational Bonds	0.9%
Asset-Backed Securities	0.6%
Collateralized Mortgage Obligations	0.1%
Convertible Bonds/Notes	0.0%
Liabilities in Excess of Other Assets*	(0.2)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 8.30% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 8.72% for the same period.
Portfolio Specifics**: The Portfolio is designed to replicate the risk and return drivers of the benchmark by investing in a selection of securities from which the Index is constructed, in conjunction with various derivative positions. Duration and curve position throughout the investment period were kept very close to that of the Index.
Fixed income markets witnessed an about face, as the Federal Open Market Committee pivoted from raising rates late in 2018 to the first of three rate cuts in July. Elevated tensions between the U.S. and China, in our view, drove concerns
Top Ten Holdings as of December 31, 2019* (as a percentage of net assets)

United States Treasury Note, 1.625%, 12/31/21	4.5%
United States Treasury Note, 1.750%, 12/31/26	2.9%
United States Treasury Note, 1.750%, 12/31/24	2.9%
United States Treasury Note, 1.625%, 12/15/22	2.8%
United States Treasury Note, 1.750%, 11/15/29	2.6%
United States Treasury Bond, 2.250%, 08/15/49	2.6%
Ginnie Mae, 4.000%, 01/20/50	1.8%
Uniform Mortgage-Backed Securities, 3.000%, 12/01/34	1.5%
United States Treasury Note, 2.750%, 02/15/24	1.2%
United States Treasury Note, 2.750%, 11/15/23	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
on the risk of recession in the U.S., which saw the 10-year treasury yield go below 1.5% in the summer months. Economic data in the fourth quarter alleviated those fears and the 10-year treasury yield ended the period at 1.92%. Non-government sectors outperformed over the period, supported by an accommodative central bank and steady demand for higher yielding sectors as the global economy posted growth.
U.S. Treasury futures were used to manage duration throughout the year. These futures, along with the cash bonds, caused duration and yield curve management to be in line with the Index over the period. Credit default swaps, when combined with cash bonds, were also in line with the Index during the reporting period.
Current Strategy and Outlook: Entering 2020, we believe that there are signs of steadying economic growth, especially outside the United States. However, while we believe this positive outlook for growth will prove supportive to spread sectors, we also believe geopolitical and monetary policy uncertainty, coupled with somewhat rich valuations across many sectors, will limit potential upside.
In our opinion, emerging markets are no stranger to political upheaval that can cause disruption and create opportunities. Heading into 2020, it is our view that fiscal responsiveness to social unrest needs to be closely monitored. From this perspective, separating winners from losers in emerging markets requires identifying countries that will use fiscal stimulus that is investment oriented rather than implementing consumption based government programs. In addition, we believe that the degree of stimulus should be monitored and cannot threaten a country’s debt sustainability as well as the sovereign’s credit profile.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	7.69%	2.17%	2.84%
Class I	8.30%	2.70%	3.36%
Class P2(1)	8.57%	2.84%	3.42%
Class S	7.95%	2.43%	3.10%
Class S2	7.89%	2.28%	2.96%
Bloomberg Barclays U.S. Aggregate Bond	8.72%	3.05%	3.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to February 21, 2012, the Portfolio was managed by a different sub-adviser.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Emerging Markets Index Portfolio
Class I	$1,000.00	$1,067.10	0.60%	$3.13	$1,000.00	$1,022.18	0.60%	$3.06
Class P2	1,000.00	1,069.90	0.16	0.83	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	1,065.80	0.85	4.43	1,000.00	1,020.92	0.85	4.33
Voya Euro STOXX 50® Index Portfolio
Class ADV	$1,000.00	$1,065.40	0.94%	$4.89	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	1,067.40	0.44	2.29	1,000.00	1,022.99	0.44	2.24
Voya FTSE 100 Index® Portfolio
Class ADV	$1,000.00	$1,076.40	0.93%	$4.87	$1,000.00	$1,020.52	0.93%	$4.74
Voya Hang Seng Index Portfolio
Class ADV	$1,000.00	$994.90	1.03%	$5.18	$1,000.00	$1,020.01	1.03%	$5.24
Class S	1,000.00	997.00	0.78	3.93	1,000.00	1,021.27	0.78	3.97
Voya International Index Portfolio
Class ADV	$1,000.00	$1,062.40	0.94%	$4.89	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	1,065.30	0.45	2.34	1,000.00	1,022.94	0.45	2.29
Class P2	1,000.00	1,067.90	0.15	0.78	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,063.60	0.70	3.64	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,063.80	0.85	4.42	1,000.00	1,020.92	0.85	4.33
Voya Japan TOPIX Index® Portfolio
Class ADV	$1,000.00	$1,094.40	0.95%	$5.02	$1,000.00	$1,020.42	0.95%	$4.84

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	$1,000.00	$1,130.20	0.93%	$4.99	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	1,133.20	0.43	2.31	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	1,131.80	0.68	3.65	1,000.00	1,021.78	0.68	3.47
Voya Russell™ Large Cap Index Portfolio
Class ADV	$1,000.00	$1,112.70	0.86%	$4.58	$1,000.00	$1,020.87	0.86%	$4.38
Class I	1,000.00	1,115.50	0.36	1.92	1,000.00	1,023.39	0.36	1.84
Class S	1,000.00	1,114.00	0.61	3.25	1,000.00	1,022.13	0.61	3.11
Class S2	1,000.00	1,113.20	0.76	4.05	1,000.00	1,021.37	0.76	3.87
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	$1,000.00	$1,090.50	0.91%	$4.79	$1,000.00	$1,020.62	0.91%	$4.63
Class I	1,000.00	1,092.80	0.41	2.16	1,000.00	1,023.14	0.41	2.09
Class S	1,000.00	1,091.60	0.66	3.48	1,000.00	1,021.88	0.66	3.36
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	$1,000.00	$1,071.90	0.40%	$2.09	$1,000.00	$1,023.19	0.40%	$2.04
Class S	1,000.00	1,070.60	0.65	3.39	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,069.80	0.80	4.17	1,000.00	1,021.17	0.80	4.08
Voya Russell™ Mid Cap Index Portfolio
Class ADV	$1,000.00	$1,071.40	0.90%	$4.70	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	1,073.30	0.40	2.09	1,000.00	1,023.19	0.40	2.04
Class P2	1,000.00	1,076.00	0.15	0.78	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,072.80	0.65	3.40	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,071.60	0.80	4.18	1,000.00	1,021.17	0.80	4.08
Voya Russell™ Small Cap Index Portfolio
Class ADV	$1,000.00	$1,069.30	0.95%	$4.95	$1,000.00	$1,020.42	0.95%	$4.84
Class I	1,000.00	1,071.30	0.45	2.35	1,000.00	1,022.94	0.45	2.29
Class P2	1,000.00	1,072.90	0.15	0.78	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,069.70	0.70	3.65	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,069.60	0.85	4.43	1,000.00	1,020.92	0.85	4.33
Voya U.S. Bond Index Portfolio
Class ADV	$1,000.00	$1,019.50	0.88%	$4.48	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	1,023.00	0.38	1.94	1,000.00	1,023.29	0.38	1.94
Class P2	1,000.00	1,024.30	0.15	0.77	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,020.80	0.63	3.21	1,000.00	1,022.03	0.63	3.21
Class S2	1,000.00	1,020.90	0.78	3.97	1,000.00	1,021.27	0.78	3.97

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Directors
Voya Variable Portfolios, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio (the Funds), each a series of Voya Variable Portfolios, Inc., including the summary portfolios or portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 26, 2020

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio	Voya Hang Seng Index Portfolio
ASSETS:
Investments in securities at fair value+*	$615,700,408	$15,141,592	$4,452,276	$20,121,816
Short-term investments at fair value**	11,516,017	224,000	51,729	709,000
Cash	1,029	257	486	608
Cash collateral for futures	466,083	181,708	—	99,941
Foreign currencies at value***	1,087,829	10,555	35,976	6,118
Foreign cash collateral for futures****	—	3,505	—	10,850
Receivables:
Investment securities and currencies sold	13,969	—	39,816	—
Fund shares sold	195,722	1,213	1,593	40,851
Dividends	1,511,230	493	12,100	636
Foreign tax reclaims	17,373	1,836,610	34,440	—
Other	23,231	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	2,978	511	654
Prepaid expenses	5,669	2,614	1,626	323
Reimbursement due from manager	105,510	—	14,095	—
Other assets	17,662	15,741	11,581	3,105
Total assets	630,661,732	17,421,266	4,656,229	20,993,902
LIABILITIES:
Payable for investment securities and currencies purchased	13,931	—	39,737	—
Payable for fund shares redeemed	409,156	5,051	5,316	22
Payable upon receipt of securities loaned	3,998,017	—	3,729	—
Unrealized depreciation on forward foreign currency contracts	—	2,592	443	35
Payable for investment management fees	195,620	5,110	1,337	6,109
Payable for distribution and shareholder service fees	—	7,279	1,911	4,496
Payable for directors fees	3,256	1,172	717	189
Payable to directors under the deferred compensation plan (Note 6)	17,662	15,741	11,581	3,105
Other accrued expenses and liabilities	689,786	131,492	132,590	44,094
Total liabilities	5,327,428	168,437	197,361	58,050
NET ASSETS	$625,334,304	$17,252,829	$4,458,868	$20,935,852
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$575,636,353	$8,423,724	$16,919,255	$10,472,457
Total distributable earnings (loss)	49,697,951	8,829,105	(12,460,387)	10,463,395
NET ASSETS	$625,334,304	$17,252,829	$4,458,868	$20,935,852
+ Including securities loaned at value	$3,589,946	$—	$3,549	$—
* Cost of investments in securities	$550,140,451	$14,094,017	$4,171,569	$11,844,573
** Cost of short-term investments	$11,516,017	$224,000	$51,729	$709,000
*** Cost of foreign currencies	$1,072,836	$10,410	$35,935	$6,094
**** Cost of foreign cash collateral for futures	$—	$3,505	$—	$10,850
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio	Voya Hang Seng Index Portfolio
Class ADV
Net assets	n/a	$17,203,115	$4,458,868	$683,798
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	1,685,544	578,319	65,939
Net asset value and redemption price per share	n/a	$10.21	$7.71	$10.37
Class I
Net assets	$321,682,416	$49,714	n/a	n/a
Shares authorized	100,000,000	200,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	26,274,536	4,851	n/a	n/a
Net asset value and redemption price per share	$12.24	$10.25	n/a	n/a
Class P2
Net assets	$303,648,195	n/a	n/a	n/a
Shares authorized	100,000,000	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	24,514,380	n/a	n/a	n/a
Net asset value and redemption price per share	$12.39	n/a	n/a	n/a
Class S
Net assets	$3,693	n/a	n/a	$20,252,054
Shares authorized	100,000,000	n/a	n/a	100,000,000
Par value	$0.001	n/a	n/a	$0.001
Shares outstanding	300	n/a	n/a	1,950,066
Net asset value and redemption price per share	$12.31	n/a	n/a	$10.39
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio	Voya Russell™ Large Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$2,292,440,147	$6,826,137	$1,139,929,963	$1,015,613,253
Short-term investments at fair value**	93,164,837	77,971	9,963,000	5,018,000
Cash	148	—	193,370	154,122
Cash collateral for futures	1,746,773	32,266	485,033	137,421
Foreign currencies at value***	1,270,454	1,687	—	—
Receivables:
Investment securities sold	—	274,100	—	—
Fund shares sold	1,916,730	2,494	73,905	169,671
Dividends	2,299,801	9,969	438,634	796,202
Interest	39	—	96	93
Foreign tax reclaims	3,499,527	90,492	—	—
Prepaid expenses	12,502	1,683	5,078	6,498
Reimbursement due from manager	370,232	1,865	—	24,037
Receivable due from manager	—	—	17,151	—
Other assets	76,502	11,020	20,668	82,207
Total assets	2,396,797,692	7,329,684	1,151,126,898	1,022,001,504
LIABILITIES:
Payable for fund shares redeemed	1,088,776	30	3,582,109	1,950,723
Payable for foreign cash collateral for futures****	—	1,091	—	—
Payable upon receipt of securities loaned	60,420,837	77,971	—	—
Unrealized depreciation on forward foreign currency contracts	—	694	—	—
Payable for investment management fees	872,708	2,155	323,326	298,467
Payable for distribution and shareholder service fees	240,904	3,078	115,996	157,773
Payable to custodian due to bank overdraft	—	1,932	—	—
Payable for directors fees	9,140	757	3,824	4,745
Payable to directors under the deferred compensation plan (Note 6)	76,502	11,020	20,668	82,207
Other accrued expenses and liabilities	469,595	116,416	152,119	197,255
Total liabilities	63,178,462	215,144	4,198,042	2,691,170
NET ASSETS	$2,333,619,230	$7,114,540	$1,146,928,856	$1,019,310,334
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,010,702,748	$4,548,042	$551,174,893	$271,003,419
Total distributable earnings	322,916,482	2,566,498	595,753,963	748,306,915
NET ASSETS	$2,333,619,230	$7,114,540	$1,146,928,856	$1,019,310,334
+ Including securities loaned at value	$57,453,345	$74,198	$—	$—
* Cost of investments in securities	$1,919,619,315	$6,604,821	$602,954,940	$317,564,114
** Cost of short-term investments	$93,164,837	$77,971	$9,963,000	$5,018,000
*** Cost of foreign currencies	$1,251,665	$1,683	$—	$—
**** Cost of payable for foreign cash collateral for futures	$—	$1,091	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio	Voya Russell™ Large Cap Index Portfolio
Class ADV
Net assets	$542,257,226	$7,114,540	$5,670	$78,253,567
Shares authorized	250,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	52,188,356	830,829	133	3,210,326
Net asset value and redemption price per share	$10.39	$8.56	$42.54	$24.38
Class I
Net assets	$700,567,877	n/a	$446,528,437	$347,629,982
Shares authorized	200,000,000	n/a	100,000,000	400,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	65,999,184	n/a	10,394,565	13,952,346
Net asset value and redemption price per share	$10.61	n/a	$42.96	$24.92
Class P2
Net assets	$1,011,708,497	n/a	n/a	n/a
Shares authorized	300,000,000	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	94,565,985	n/a	n/a	n/a
Net asset value and redemption price per share	$10.70	n/a	n/a	n/a
Class S
Net assets	$77,949,537	n/a	$700,394,749	$592,415,127
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	7,399,204	n/a	16,409,004	23,952,537
Net asset value and redemption price per share	$10.53	n/a	$42.68	$24.73
Class S2
Net assets	$1,136,093	n/a	n/a	$1,011,658
Shares authorized	100,000,000	n/a	n/a	100,000,000
Par value	$0.001	n/a	n/a	$0.001
Shares outstanding	108,092	n/a	n/a	39,720
Net asset value and redemption price per share	$10.51	n/a	n/a	$25.47
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio	Voya Russell™ Small Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$980,436,557	$610,527,846	$1,411,464,303	$1,038,958,260
Investments in affiliates at fair value**	—	108,422	1,443,580	—
Short-term investments at fair value***	11,329,000	12,165,535	116,700,953	239,739,483
Cash	72,731	263,560	1,500,789	150,496
Cash collateral for futures	546,387	125,206	220,369	673,077
Receivables:
Investment securities sold	—	—	—	586,438
Fund shares sold	24,447	2,265	439,726	178,442
Dividends	864,739	446,768	2,478,697	1,213,082
Interest	916	638	114	—
Foreign tax reclaims	920	—	—	—
Prepaid expenses	5,003	2,049	10,477	5,964
Reimbursement due from manager	—	12,088	94,765	46,624
Receivable due from manager	79,238	33,273	—	102,687
Other assets	11,750	11,430	68,803	39,057
Total assets	993,371,688	623,699,080	1,534,422,576	1,281,693,610
LIABILITIES:
Payable for investment securities purchased	—	—	—	90,922
Payable for fund shares redeemed	1,546,006	2,620,143	2,666,832	2,469,570
Payable upon receipt of securities loaned	—	9,743,535	112,318,953	222,576,483
Payable for investment management fees	184,624	152,561	488,455	337,098
Payable for distribution and shareholder service fees	124,327	91,323	143,160	114,720
Payable for directors fees	2,015	1,537	7,052	4,087
Payable to directors under the deferred compensation plan (Note 6)	11,750	11,430	68,803	39,057
Other accrued expenses and liabilities	96,131	132,362	354,629	190,264
Total liabilities	1,964,853	12,752,891	116,047,884	225,822,201
NET ASSETS	$991,406,835	$610,946,189	$1,418,374,692	$1,055,871,409
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$827,897,946	$427,735,699	$508,200,249	$707,531,772
Total distributable earnings	163,508,889	183,210,490	910,174,443	348,339,637
NET ASSETS	$991,406,835	$610,946,189	$1,418,374,692	$1,055,871,409
+ Including securities loaned at value	$—	$9,460,154	$109,660,111	$216,885,941
* Cost of investments in securities	$846,626,713	$465,010,676	$687,858,015	$745,477,313
** Cost of investments in affiliates	$—	$82,055	$638,540	$—
*** Cost of short-term investments	$11,329,000	$12,165,535	$116,700,953	$239,739,483
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio	Voya Russell™ Small Cap Index Portfolio
Class ADV
Net assets	$4,406	n/a	$189,561,422	$111,010,401
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	184	n/a	14,491,098	8,074,844
Net asset value and redemption price per share	$23.99	n/a	$13.08	$13.75
Class I
Net assets	$97,085,767	$22,120,976	$754,716,172	$390,841,743
Shares authorized	100,000,000	100,000,000	300,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,001,500	614,989	55,279,046	27,329,333
Net asset value and redemption price per share	$24.26	$35.97	$13.65	$14.30
Class P2
Net assets	n/a	n/a	$183,282,007	$117,340,817
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	13,314,654	8,123,857
Net asset value and redemption price per share	n/a	n/a	$13.77	$14.44
Class S
Net assets	$894,316,662	$586,966,276	$275,980,153	$429,299,506
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	37,135,032	16,367,352	20,525,429	30,329,318
Net asset value and redemption price per share	$24.08	$35.86	$13.45	$14.15
Class S2
Net assets	n/a	$1,858,937	$14,834,938	$7,378,942
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	51,972	1,123,195	532,557
Net asset value and redemption price per share	n/a	$35.77	$13.21	$13.86
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

Voya U.S. Bond Index Portfolio
ASSETS:
Investments in securities at fair value+*	$3,135,105,520
Short-term investments at fair value**	268,048,807
Cash	1,039,225
Cash collateral for futures	13,247
Cash pledged for centrally cleared swaps (Note 2)	350,000
Receivables:
Investment securities sold	1,681
Fund shares sold	3,591,259
Dividends	3,544
Interest	16,191,898
Variation margin receivable on centrally cleared swaps	3,168
Prepaid expenses	24,229
Reimbursement due from manager	206,274
Other assets	137,988
Total assets	3,424,716,840
LIABILITIES:
Payable for investment securities purchased	9,952,735
Payable for investment securities purchased on a delayed-delivery or when-issued basis	57,631,328
Payable for fund shares redeemed	1,755,710
Payable upon receipt of securities loaned	226,859,456
Payable for investment management fees	952,080
Payable for distribution and shareholder service fees	49,449
Payable for directors fees	16,043
Payable to directors under the deferred compensation plan (Note 6)	137,988
Other accrued expenses and liabilities	432,465
Total liabilities	297,787,254
NET ASSETS	$3,126,929,586
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,978,574,370
Total distributable earnings	148,355,216
NET ASSETS	$3,126,929,586
+ Including securities loaned at value	$222,053,040
* Cost of investments in securities	$3,019,608,109
** Cost of short-term investments	$268,050,049
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

Voya U.S. Bond Index Portfolio
Class ADV
Net assets	$26,982,793
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,486,552
Net asset value and redemption price per share	$10.85
Class I
Net assets	$1,808,833,972
Shares authorized	700,000,000
Par value	$0.001
Shares outstanding	166,023,866
Net asset value and redemption price per share	$10.90
Class P2
Net assets	$1,112,415,112
Shares authorized	300,000,000
Par value	$0.001
Shares outstanding	102,089,060
Net asset value and redemption price per share	$10.90
Class S
Net assets	$177,235,595
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	16,313,478
Net asset value and redemption price per share	$10.86
Class S2
Net assets	$1,462,114
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	134,521
Net asset value and redemption price per share	$10.87
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio	Voya Hang Seng Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,450,123	$9,810,791	$8,004,668	$1,394,433
Interest, net of foreign taxes withheld*	14,687	3,391	3,306	1,697
Securities lending income, net	127,197	191,264	15,511	176
Total investment income	16,592,007	10,005,446	8,023,485	1,396,306
EXPENSES:
Investment management fees	4,233,226	1,639,710	1,004,116	264,921
Distribution and shareholder service fees:
Class ADV	—	88,593	22,932	3,474
Class S	7	—	—	55,612
Transfer agent fees	2,051	510	369	209
Shareholder reporting expense	25,550	7,760	5,210	1,686
Professional fees	74,585	21,140	14,945	7,784
Custody and accounting expense	977,941	87,152	48,989	34,477
Directors fees	26,051	9,370	5,738	1,514
Licensing fee (Note 8)	195,376	70,272	44,127	15,139
Miscellaneous expense	43,990	19,043	11,999	9,773
Interest expense	78,919	1,177	727	400
Total expenses	5,657,696	1,944,727	1,159,152	394,989
Waived and reimbursed fees	(2,912,278)	(819,851)	(516,151)	(132,460)
Net expenses	2,745,418	1,124,876	643,001	262,529
Net investment income	13,846,589	8,880,570	7,380,484	1,133,777
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Brazilian and Indian capital gains tax withheld^^)	48,642,528	35,025,193	(5,005,674)	7,392,636
Forward foreign currency contracts	(85,677)	(151,413)	162,016	2,525
Foreign currency related transactions	(294,081)	454,150	206,514	(7,582)
Futures	1,867,168	743,284	681,338	9,785
Net realized gain (loss)	50,129,938	36,071,214	(3,955,806)	7,397,364
Net change in unrealized appreciation (depreciation) on:
Investments	60,605,514	11,036,213	19,223,580	(5,294,768)
Forward foreign currency contracts	(13,190)	(23,529)	(37,216)	1,842
Foreign currency related transactions	3,544	(28,531)	(12,259)	(2)
Futures	266,758	41,597	6,877	(959)
Net change in unrealized appreciation (depreciation)	60,862,626	11,025,750	19,180,982	(5,293,887)
Net realized and unrealized gain	110,992,564	47,096,964	15,225,176	2,103,477
Increase in net assets resulting from operations	$124,839,153	$55,977,534	$22,605,660	$3,237,254
* Foreign taxes withheld	$1,999,982	$1,568,273	$92,645	$66,874
^^ Foreign taxes on sale of Brazilian investments	$42,661	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio	Voya Russell™ Large Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$57,779,290	$2,901,120	$10,529,971	$19,196,582
Interest	64,164	1,813	6,821	7,368
Securities lending income, net	626,202	39,330	30,534	33,672
Total investment income	58,469,656	2,942,263	10,567,326	19,237,622
EXPENSES:
Investment management fees	8,276,850	1,059,178	3,770,022	3,321,360
Distribution and shareholder service fees:
Class ADV	2,710,091	36,464	24	333,279
Class S	185,253	—	969,938	1,426,736
Class S2	5,413	—	—	3,906
Transfer agent fees	4,128	434	1,595	1,502
Shareholder reporting expense	72,998	6,740	40,104	43,945
Professional fees	110,111	16,255	44,940	54,489
Custody and accounting expense	508,528	107,864	88,315	96,344
Directors fees	73,114	6,052	30,594	37,960
Licensing fee (Note 8)	548,335	9,079	104,671	123,089
Miscellaneous expense	82,618	16,756	29,704	32,306
Interest expense	42,939	255	735	80
Total expenses	12,620,378	1,259,077	5,080,642	5,474,996
Waived and reimbursed fees	(4,084,459)	(531,451)	(804,082)	(274,439)
Net expenses	8,535,919	727,626	4,276,560	5,200,557
Net investment income	49,933,737	2,214,637	6,290,766	14,037,065
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(39,433,240)	52,403,810	50,429,703	36,879,562
Forward foreign currency contracts	(644,044)	156,192	—	—
Foreign currency related transactions	834,707	161,483	—	—
Futures	13,435,475	344,173	1,770,054	1,911,306
Net realized gain (loss)	(25,807,102)	53,065,658	52,199,757	38,790,868
Net change in unrealized appreciation (depreciation) on:
Investments	350,531,625	(34,846,324)	174,728,264	199,513,946
Forward foreign currency contracts	421	(90,751)	—	—
Foreign currency related transactions	49,637	(3,581)	—	—
Futures	2,124,625	131,749	438,812	520,877
Net change in unrealized appreciation (depreciation)	352,706,308	(34,808,907)	175,167,076	200,034,823
Net realized and unrealized gain	326,899,206	18,256,751	227,366,833	238,825,691
Increase in net assets resulting from operations	$376,832,943	$20,471,388	$233,657,599	$252,862,756
* Foreign taxes withheld	$5,040,351	$357,304	$99	$1,245
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio	Voya Russell™ Small Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,989,296	$2,898,984	$24,342,630	$11,214,370
Dividends from affiliates	—	305	8,120	—
Interest	3,608	2,690	13,193	10,415
Securities lending income, net	8,616	33,893	322,510	1,082,971
Total investment income	11,001,520	2,935,872	24,686,453	12,307,756
EXPENSES:
Investment management fees	1,852,283	1,535,733	5,782,144	3,514,233
Distribution and shareholder service fees:
Class ADV	22	—	880,874	541,157
Class S	777,263	710,740	687,386	515,480
Class S2	—	6,987	56,394	30,583
Transfer agent fees	865	522	2,440	1,485
Shareholder reporting expense	27,946	14,056	54,750	39,811
Professional fees	27,566	12,884	83,950	50,285
Custody and accounting expense	47,368	20,305	162,625	100,454
Directors fees	16,124	12,294	56,411	32,695
Licensing fee (Note 8)	68,495	58,917	169,219	109,925
Miscellaneous expense	18,260	9,052	56,972	37,839
Interest expense	—	1,982	14,659	2,009
Total expenses	2,836,192	2,383,472	8,007,824	4,975,956
Waived and reimbursed fees	(403,106)	(431,234)	(1,115,123)	(489,726)
Net expenses	2,433,086	1,952,238	6,892,701	4,486,230
Net investment income	8,568,434	983,634	17,793,752	7,821,526
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	23,552,373	36,477,529	174,191,858	45,228,009
Affiliates	—	1,365	230,739	—
Foreign currency related transactions	—	—	—	4
Futures	693,863	650,218	2,700,059	2,644,041
Net realized gain	24,246,236	37,129,112	177,122,656	47,872,054
Net change in unrealized appreciation (depreciation) on:
Investments	60,796,363	51,250,877	177,823,259	128,990,672
Affiliated underlying funds	—	22,527	384,894	—
Futures	427,015	9,514	1,557,670	1,564,268
Net change in unrealized appreciation (depreciation)	61,223,378	51,282,918	179,765,823	130,554,940
Net realized and unrealized gain	85,469,614	88,412,030	356,888,479	178,426,994
Increase in net assets resulting from operations	$94,038,048	$89,395,664	$374,682,231	$186,248,520
* Foreign taxes withheld	$1,025	$—	$2,500	$3,498
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

Voya U.S. Bond Index Portfolio
INVESTMENT INCOME:
Dividends	$155,181
Interest	91,086,528
Securities lending income, net	507,825
Total investment income	91,749,534
EXPENSES:
Investment management fees	11,288,162
Distribution and shareholder service fees:
Class ADV	134,845
Class S	439,639
Class S2	5,494
Transfer agent fees	4,627
Shareholder reporting expense	91,250
Professional fees	181,115
Custody and accounting expense	341,743
Directors fees	128,342
Miscellaneous expense	113,806
Total expenses	12,729,023
Waived and reimbursed fees	(2,201,215)
Net expenses	10,527,808
Net investment income	81,221,726
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	45,772,173
Futures	64,714
Swaps	(729,740)
Net realized gain	45,107,147
Net change in unrealized appreciation (depreciation) on:
Investments	134,637,130
Futures	(2,230)
Swaps	(152,800)
Net change in unrealized appreciation (depreciation)	134,482,100
Net realized and unrealized gain	179,589,247
Increase in net assets resulting from operations	$260,810,973
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Index Portfolio		Voya Euro STOXX 50® Index Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$13,846,589	$17,218,140	$8,880,570	$10,014,412
Net realized gain (loss)	50,129,938	(5,785,938)	36,071,214	3,270,724
Net change in unrealized appreciation (depreciation)	60,862,626	(140,986,605)	11,025,750	(77,542,114)
Increase (decrease) in net assets resulting from operations	124,839,153	(129,554,403)	55,977,534	(64,256,978)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(1,860,313)	(965,077)
Class I	(9,468,409)	(10,859,398)	(17,041,063)	(15,782,116)
Class P2	(5,628,982)	(6,287,864)	—	—
Class S	(74)	(82)	—	—
Total distributions	(15,097,465)	(17,147,344)	(18,901,376)	(16,747,193)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	163,340,384	401,017,287	5,817,756	88,282,361
Reinvestment of distributions	15,097,391	17,147,262	18,901,376	16,747,193
	178,437,775	418,164,549	24,719,132	105,029,554
Cost of shares redeemed	(434,069,780)	(222,543,062)	(389,407,364)	(57,239,918)
Net increase (decrease) in net assets resulting from capital share transactions	(255,632,005)	195,621,487	(364,688,232)	47,789,636
Net increase (decrease) in net assets	(145,890,317)	48,919,740	(327,612,074)	(33,214,535)
NET ASSETS:
Beginning of year or period	771,224,621	722,304,881	344,864,903	378,079,438
End of year or period	$625,334,304	$771,224,621	$17,252,829	$344,864,903
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya FTSE 100 Index® Portfolio		Voya Hang Seng Index Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$7,380,484	$9,609,834	$1,133,777	$1,453,169
Net realized gain (loss)	(3,955,806)	7,030,453	7,397,364	9,705,232
Net change in unrealized appreciation (depreciation)	19,180,982	(50,811,957)	(5,293,887)	(16,083,827)
Increase (decrease) in net assets resulting from operations	22,605,660	(34,171,670)	3,237,254	(4,925,426)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(894,041)	(420,703)	(215,788)	(148,035)
Class I(1)	(23,564,610)	(18,187,648)	(5,364,923)	(6,342,613)
Class S	—	—	(7,121,190)	(4,834,095)
Total distributions	(24,458,651)	(18,608,351)	(12,701,901)	(11,324,743)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,956,338	31,479,884	6,814,769	6,579,130
Reinvestment of distributions	24,458,651	18,608,351	12,701,901	11,324,607
	31,414,989	50,088,235	19,516,670	17,903,737
Cost of shares redeemed	(240,197,814)	(59,906,351)	(31,618,730)	(32,733,639)
Net decrease in net assets resulting from capital share transactions	(208,782,825)	(9,818,116)	(12,102,060)	(14,829,902)
Net decrease in net assets	(210,635,816)	(62,598,137)	(21,566,707)	(31,080,071)
NET ASSETS:
Beginning of year or period	215,094,684	277,692,821	42,502,559	73,582,630
End of year or period	$4,458,868	$215,094,684	$20,935,852	$42,502,559

(1)
Class I liquidated on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International Index Portfolio		Voya Japan TOPIX Index® Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$49,933,737	$43,160,760	$2,214,637	$4,110,077
Net realized gain (loss)	(25,807,102)	(11,478,221)	53,065,658	19,364,816
Net change in unrealized appreciation (depreciation)	352,706,308	(283,529,197)	(34,808,907)	(59,802,799)
Increase (decrease) in net assets resulting from operations	376,832,943	(251,846,658)	20,471,388	(36,327,906)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(14,191,996)	(14,583,530)	(1,847,112)	(995,866)
Class I(1)	(3,328,047)	(9,657,691)	(33,455,868)	(26,605,844)
Class P2	(25,244,979)	(18,624,875)	—	—
Class S	(2,107,770)	(1,907,343)	—	—
Class S2	(39,451)	(33,601)	—	—
Total distributions	(44,912,243)	(44,807,040)	(35,302,980)	(27,601,710)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	861,054,531	411,607,669	14,147,875	26,123,838
Reinvestment of distributions	44,912,243	44,807,040	35,302,980	27,601,710
	905,966,774	456,414,709	49,450,855	53,725,548
Cost of shares redeemed	(506,419,475)	(241,224,528)	(251,526,678)	(68,932,052)
Net increase (decrease) in net assets resulting from capital share transactions	399,547,299	215,190,181	(202,075,823)	(15,206,504)
Net increase (decrease) in net assets	731,467,999	(81,463,517)	(216,907,415)	(79,136,120)
NET ASSETS:
Beginning of year or period	1,602,151,231	1,683,614,748	224,021,955	303,158,075
End of year or period	$2,333,619,230	$1,602,151,231	$7,114,540	$224,021,955

(1)
Class I for Voya Japan TOPIX Index® Portfolio liquidated on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Growth Index Portfolio		Voya Russell™ Large Cap Index Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$6,290,766	$6,356,116	$14,037,065	$13,074,300
Net realized gain	52,199,757	33,680,914	38,790,868	39,950,123
Net change in unrealized appreciation (depreciation)	175,167,076	(45,139,688)	200,034,823	(83,241,566)
Increase (decrease) in net assets resulting from operations	233,657,599	(5,102,658)	252,862,756	(30,217,143)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(247)	(178)	(2,864,310)	(582,782)
Class I	(20,214,615)	(15,890,149)	(14,732,643)	(4,457,407)
Class S	(19,598,471)	(14,748,818)	(25,966,997)	(7,830,458)
Class S2	—	—	(37,491)	(9,816)
Total distributions	(39,813,333)	(30,639,145)	(43,601,441)	(12,880,463)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	368,140,347	65,389,731	86,682,983	90,167,086
Reinvestment of distributions	39,813,333	30,639,145	43,601,441	12,880,463
	407,953,680	96,028,876	130,284,424	103,047,549
Cost of shares redeemed	(105,499,344)	(107,246,548)	(152,021,884)	(135,402,170)
Net increase (decrease) in net assets resulting from capital share transactions	302,454,336	(11,217,672)	(21,737,460)	(32,354,621)
Net increase (decrease) in net assets	496,298,602	(46,959,475)	187,523,855	(75,452,227)
NET ASSETS:
Beginning of year or period	650,630,254	697,589,729	831,786,479	907,238,706
End of year or period	$1,146,928,856	$650,630,254	$1,019,310,334	$831,786,479
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Value Index Portfolio		Voya Russell™ Mid Cap Growth Index Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$8,568,434	$8,164,897	$983,634	$1,689,698
Net realized gain	24,246,236	14,817,302	37,129,112	27,512,695
Net change in unrealized appreciation (depreciation)	61,223,378	(48,694,958)	51,282,918	(42,612,412)
Increase (decrease) in net assets resulting from operations	94,038,048	(25,712,759)	89,395,664	(13,410,019)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(227)	(197)	—	—
Class I	(5,759,075)	(5,593,289)	(2,227,224)	(1,994,532)
Class S	(17,231,205)	(16,284,468)	(26,707,539)	(32,016,234)
Class S2	—	—	(168,840)	(183,519)
Total distributions	(22,990,507)	(21,877,954)	(29,103,603)	(34,194,285)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	620,047,616	13,423,772	329,604,556	23,291,023
Reinvestment of distributions	22,990,507	21,877,954	29,103,603	34,194,285
	643,038,123	35,301,726	358,708,159	57,485,308
Cost of shares redeemed	(73,686,731)	(63,052,579)	(68,880,279)	(53,463,586)
Net increase (decrease) in net assets resulting from capital share transactions	569,351,392	(27,750,853)	289,827,880	4,021,722
Net increase (decrease) in net assets	640,398,933	(75,341,566)	350,119,941	(43,582,582)
NET ASSETS:
Beginning of year or period	351,007,902	426,349,468	260,826,248	304,408,830
End of year or period	$991,406,835	$351,007,902	$610,946,189	$260,826,248
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Mid Cap Index Portfolio		Voya Russell™ Small Cap Index Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$17,793,752	$20,528,125	$7,821,526	$7,257,588
Net realized gain	177,122,656	249,746,166	47,872,054	89,006,104
Net change in unrealized appreciation (depreciation)	179,765,823	(400,533,441)	130,554,940	(186,603,003)
Increase (decrease) in net assets resulting from operations	374,682,231	(130,259,150)	186,248,520	(90,339,311)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(32,819,919)	(21,932,754)	(12,875,871)	(7,219,605)
Class I	(151,546,642)	(139,465,666)	(47,253,152)	(30,423,046)
Class P2	(28,203,174)	(21,984,898)	(10,970,670)	(5,231,806)
Class S	(51,839,237)	(37,435,605)	(23,432,979)	(15,340,373)
Class S2	(2,702,608)	(1,985,993)	(941,927)	(497,689)
Total distributions	(267,111,580)	(222,804,916)	(95,474,599)	(58,712,519)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	135,608,085	188,609,464	332,331,620	140,399,863
Reinvestment of distributions	267,111,580	222,804,916	95,474,599	58,712,519
	402,719,665	411,414,380	427,806,219	199,112,382
Cost of shares redeemed	(453,108,397)	(636,206,115)	(225,081,351)	(238,196,909)
Net increase (decrease) in net assets resulting from capital share transactions	(50,388,732)	(224,791,735)	202,724,868	(39,084,527)
Net increase (decrease) in net assets	57,181,919	(577,855,801)	293,498,789	(188,136,357)
NET ASSETS:
Beginning of year or period	1,361,192,773	1,939,048,574	762,372,620	950,508,977
End of year or period	$1,418,374,692	$1,361,192,773	$1,055,871,409	$762,372,620
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya U.S. Bond Index Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$81,221,726	$82,815,202
Net realized gain (loss)	45,107,147	(20,406,139)
Net change in unrealized appreciation (depreciation)	134,482,100	(73,630,085)
Increase (decrease) in net assets resulting from operations	260,810,973	(11,221,022)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(518,427)	(537,178)
Class I	(48,182,986)	(55,171,052)
Class P2	(26,983,015)	(20,551,311)
Class S	(3,819,948)	(3,722,878)
Class S2	(27,863)	(47,855)
Total distributions	(79,532,239)	(80,030,274)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	778,754,093	865,531,749
Reinvestment of distributions	79,430,922	80,016,392
	858,185,015	945,548,141
Cost of shares redeemed	(1,115,039,001)	(1,032,277,005)
Net decrease in net assets resulting from capital share transactions	(256,853,986)	(86,728,864)
Net decrease in net assets	(75,575,252)	(177,980,160)
NET ASSETS:
Beginning of year or period	3,202,504,838	3,380,484,998
End of year or period	$3,126,929,586	$3,202,504,838
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Index Portfolio
Class I
12-31-19	10.66	0.21•	1.65	1.86	0.28	—	—	0.28	—	12.24	17.76	0.87	0.60	0.60	1.88	321,682	20
12-31-18	12.85	0.25	(2.14)	(1.89)	0.30	—	—	0.30	—	10.66	(15.07)	0.81	0.54	0.54	2.05	499,268	12
12-31-17	9.56	0.19•	3.28	3.47	0.18	—	—	0.18	—	12.85	36.65	0.82	0.55	0.55	1.71	502,979	18
12-31-16	8.85	0.18	0.73	0.91	0.20	—	—	0.20	—	9.56	10.48	0.82	0.57	0.57	1.80	528,461	34
12-31-15	10.65	0.20•	(1.78)	(1.58)	0.22	—	—	0.22	—	8.85	(15.28)	0.82	0.57	0.57	1.92	510,962	19
Class P2
12-31-19	10.74	0.29•	1.64	1.93	0.28	—	—	0.28	—	12.39	18.29	0.87	0.16	0.16	2.49	303,648	20
12-31-18	12.88	0.29•	(2.13)	(1.84)	0.30	—	—	0.30	—	10.74	(14.64)	0.81	0.15	0.15	2.44	271,954	12
05-03-17(5) - 12-31-17	10.99	0.20•	1.87	2.07	0.18	—	—	0.18	—	12.88	19.15	0.82	0.15	0.15	2.56	219,322	18
Class S
12-31-19	10.71	0.21	1.64	1.85	0.25	—	—	0.25	—	12.31	17.55	1.12	0.85	0.85	1.83	4	20
12-31-18	12.91	0.21	(2.14)	(1.93)	0.27	—	—	0.27	—	10.71	(15.26)	1.06	0.79	0.79	1.71	3	12
12-31-17	9.55	0.17	3.28	3.45	0.09	—	—	0.09	—	12.91	36.35	1.07	0.80	0.80	1.52	4	18
12-31-16	8.82	0.20•	0.72	0.92	0.19	—	—	0.19	—	9.55	10.66	1.07	0.82	0.82	2.16	3	34
12-31-15	10.61	0.17•	(1.76)	(1.59)	0.20	—	—	0.20	—	8.82	(15.43)	1.07	0.82	0.82	1.73	11	19
Voya Euro STOXX 50® Index Portfolio
Class ADV
12-31-19	9.14	0.22•	1.98	2.20	1.11	0.02	—	1.13	—	10.21	25.22	1.29	0.94	0.94	2.24	17,203	1
12-31-18	11.38	0.24•	(2.03)	(1.79)	0.26	0.19	—	0.45	—	9.14	(16.43)	1.29	0.94	0.94	2.27	17,714	11
12-31-17	9.48	0.20•	2.04	2.24	0.34	—	—	0.34	—	11.38	23.83	1.29	0.94	0.94	1.83	25,514	2
12-31-16	9.64	0.25•	(0.24)	0.01	0.17	—	—	0.17	—	9.48	0.16	1.29	0.94	0.94	2.75	22,343	37
12-31-15	10.39	0.24•	(0.69)	(0.45)	0.30	—	—	0.30	—	9.64	(4.64)	1.29	0.94	0.94	2.26	31,758	15
Class I
12-31-19	9.23	0.40•	1.85	2.25	1.21	0.02	—	1.23	—	10.25	25.72	0.79	0.44	0.44	3.92	50	1
12-31-18	11.49	0.27	(2.02)	(1.75)	0.32	0.19	—	0.51	—	9.23	(16.00)	0.79	0.44	0.44	2.65	327,151	11
12-31-17	9.58	0.27•	2.04	2.31	0.40	—	—	0.40	—	11.49	24.34	0.79	0.44	0.44	2.51	352,566	2
12-31-16	9.74	0.31•	(0.25)	0.06	0.22	—	—	0.22	—	9.58	0.78	0.79	0.44	0.44	3.32	382,834	37
12-31-15	10.49	0.28•	(0.68)	(0.40)	0.35	—	—	0.35	—	9.74	(4.21)	0.79	0.44	0.44	2.63	397,346	15
Voya FTSE 100 Index® Portfolio
Class ADV
12-31-19	7.89	0.34•	1.13	1.47	1.37	0.28	—	1.65	—	7.71	20.82	1.60	0.93	0.93	4.21	4,459	3
12-31-18	9.85	0.32•	(1.61)	(1.29)	0.42	0.25	—	0.67	—	7.89	(14.28)	1.28	0.93	0.93	3.47	4,369	9
12-31-17	8.66	0.30•	1.50	1.80	0.30	0.31	—	0.61	—	9.85	21.60	1.27	0.92	0.92	3.32	5,376	4
12-31-16	9.56	0.30•	(0.47)	(0.17)	0.40	0.33	—	0.73	—	8.66	(1.67)	1.27	0.92	0.92	3.41	4,826	22
12-31-15	11.29	0.32	(1.01)	(0.69)	0.73	0.31	—	1.04	—	9.56	(7.22)	1.27	0.92	0.92	3.06	6,484	8
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Hang Seng Index Portfolio
Class ADV
12-31-19	13.09	0.28*	1.09	1.37	0.80	3.29	—	4.09	—	10.37	12.02	1.38	1.03	1.03	2.36	684	14
12-31-18	17.59	0.34•	(1.98)	(1.64)	0.74	2.12	—	2.86	—	13.09	(11.78)	1.42	1.07	1.07	2.18	692	6
12-31-17	12.73	0.40•	4.54	4.94	0.08	—	—	0.08	—	17.59	38.97	1.37	1.02	1.02	2.60	1,026	9
12-31-16	13.14	0.30•	0.00*	0.30	0.50	0.21	—	0.71	—	12.73	2.85	1.36	1.16	1.16	2.41	905	17
12-31-15	14.22	0.31•	(1.02)	(0.71)	0.37	—	—	0.37	—	13.14	(5.52)	1.37	1.19	1.19	2.09	1,192	7
Class S
12-31-19	13.14	0.43*	0.98	1.41	0.87	3.29	—	4.16	—	10.39	12.32	1.13	0.78	0.78	3.64	20,252	14
12-31-18	17.65	0.39•	(1.99)	(1.60)	0.79	2.12	—	2.91	—	13.14	(11.53)	1.17	0.82	0.82	2.52	22,515	6
12-31-17	12.78	0.45•	4.55	5.00	0.13	—	—	0.13	—	17.65	39.33	1.12	0.77	0.77	2.90	30,686	9
12-31-16	13.21	0.33•	0.00*	0.33	0.55	0.21	—	0.76	—	12.78	3.07	1.11	0.91	0.91	2.62	25,423	17
12-31-15	14.30	0.35•	(1.01)	(0.66)	0.43	—	—	0.43	—	13.21	(5.23)	1.12	0.94	0.94	2.40	30,748	7
Voya International Index Portfolio
Class ADV
12-31-19	8.83	0.23•	1.58	1.81	0.25	—	—	0.25	—	10.39	20.86	1.03	0.94	0.94	2.39	542,257	15
12-31-18	10.51	0.21•	(1.66)	(1.45)	0.23	—	—	0.23	—	8.83	(14.11)	1.04	0.94	0.94	2.11	524,307	3
12-31-17	8.63	0.19•	1.88	2.07	0.19	—	—	0.19	—	10.51	24.19	1.03	0.94	0.94	2.00	692,747	4
12-31-16	8.83	0.20•	(0.18)	0.02	0.22	—	—	0.22	—	8.63	0.37	1.05	0.97	0.97	2.30	692,197	3
12-31-15	9.19	0.19•	(0.30)	(0.11)	0.25	—	—	0.25	—	8.83	(1.43)(a)	1.06	0.97	0.97	2.03	803,990	2
Class I
12-31-19	9.02	0.24•	1.66	1.90	0.31	—	—	0.31	—	10.61	21.44	0.53	0.45	0.45	2.38	700,568	15
12-31-18	10.74	0.26•	(1.69)	(1.43)	0.29	—	—	0.29	—	9.02	(13.73)	0.54	0.45	0.45	2.58	299,378	3
12-31-17	8.81	0.26•	1.91	2.17	0.24	—	—	0.24	—	10.74	24.88	0.53	0.45	0.45	2.65	319,369	4
12-31-16	9.02	0.24•	(0.17)	0.07	0.28	—	—	0.28	—	8.81	0.83	0.55	0.48	0.48	2.72	557,788	3
12-31-15	9.37	0.24•	(0.29)	(0.05)	0.30	—	—	0.30	—	9.02	(0.88)(a)	0.56	0.48	0.48	2.51	473,681	2
Class P2
12-31-19	9.07	0.31•	1.63	1.94	0.31	—	—	0.31	—	10.70	21.78	0.53	0.15	0.15	3.10	1,011,708	15
12-31-18	10.76	0.29•	(1.69)	(1.40)	0.29	—	—	0.29	—	9.07	(13.42)	0.54	0.15	0.15	2.84	708,457	3
05-03-17(5) - 12-31-17	9.79	0.16•	1.05	1.21	0.24	—	—	0.24	—	10.76	12.59	0.53	0.15	0.15	2.42	589,019	4
Class S
12-31-19	8.96	0.27	1.58	1.85	0.28	—	—	0.28	—	10.53	21.04	0.78	0.70	0.70	2.60	77,950	15
12-31-18	10.66	0.24	(1.68)	(1.44)	0.26	—	—	0.26	—	8.96	(13.86)	0.79	0.70	0.70	2.33	68,720	3
12-31-17	8.75	0.22•	1.90	2.12	0.21	—	—	0.21	—	10.66	24.51	0.78	0.70	0.70	2.23	81,188	4
12-31-16	8.96	0.22•	(0.18)	0.04	0.25	—	—	0.25	—	8.75	0.55	0.80	0.73	0.73	2.55	73,054	3
12-31-15	9.30	0.21•	(0.28)	(0.07)	0.27	—	—	0.27	—	8.96	(1.07)(a)	0.81	0.73	0.73	2.25	86,837	2
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Index Portfolio (continued)
Class S2
12-31-19	8.94	0.25•	1.59	1.84	0.27	—	—	0.27	—	10.51	20.93	0.93	0.85	0.85	2.57	1,136	15
12-31-18	10.65	0.22•	(1.68)	(1.46)	0.25	—	—	0.25	—	8.94	(14.07)	0.94	0.85	0.85	2.19	1,289	3
12-31-17	8.71	0.20•	1.91	2.11	0.17	—	—	0.17	—	10.65	24.44	0.93	0.85	0.85	2.03	1,292	4
12-31-16	8.94	0.21•	(0.19)	0.02	0.25	—	—	0.25	—	8.71	0.37	0.98	0.88	0.88	2.50	1,424	3
12-31-15	9.26	0.19•	(0.28)	(0.09)	0.23	—	—	0.23	—	8.94	(1.25)(a)	1.06	0.88	0.88	1.99	1,498	2
Voya Japan TOPIX Index® Portfolio
Class ADV
12-31-19	9.72	0.12•	1.31	1.43	0.64	1.95	—	2.59	—	8.56	17.00	1.33	0.95	0.95	1.28	7,115	4
12-31-18	12.57	0.12•	(1.78)	(1.66)	0.23	0.96	—	1.19	—	9.72	(14.83)	1.29	0.94	0.94	1.04	7,450	5
12-31-17	10.43	0.11•	2.47	2.58	0.16	0.28	—	0.44	—	12.57	25.41	1.28	0.93	0.93	0.95	11,532	8
12-31-16	10.70	0.11•	0.16	0.27	0.09	0.45	—	0.54	—	10.43	2.92	1.28	0.93	0.93	1.04	10,944	1
12-31-15	9.87	0.07•	0.97	1.04	0.09	0.12	—	0.21	—	10.70	10.50	1.26	0.91	0.91	0.69	23,399	16
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
12-31-19	33.18	0.17•	11.14	11.31	0.20	1.75	—	1.95	—	42.54	35.19	1.04	0.93	0.93	0.45	6	19
12-31-18	35.05	0.17	(0.57)	(0.40)	0.23	1.24	—	1.47	—	33.18	(1.44)	1.03	0.93	0.93	0.49	4	9
12-31-17	27.04	0.20	8.04	8.24	0.23	—	—	0.23	—	35.05	30.60	1.03	0.93	0.93	0.64	4	14
12-31-16	25.76	0.24	1.32	1.56	0.28	—	—	0.28	—	27.04	6.13	1.03	0.93	0.93	0.92	3	19
07-13-15(5) - 12-31-15	25.51	0.10•	0.15	0.25	—	—	—	—	—	25.76	0.98	1.03	0.93	0.93	0.86	3	19
Class I
12-31-19	33.49	0.36	11.24	11.60	0.38	1.75	—	2.13	—	42.96	35.84	0.54	0.43	0.43	0.96	446,528	19
12-31-18	35.35	0.37•	(0.60)	(0.23)	0.39	1.24	—	1.63	—	33.49	(0.97)	0.53	0.43	0.43	1.00	329,022	9
12-31-17	27.24	0.36•	8.10	8.46	0.35	—	—	0.35	—	35.35	31.26	0.53	0.43	0.43	1.15	354,275	14
12-31-16	25.90	0.37	1.31	1.68	0.34	—	—	0.34	—	27.24	6.57	0.53	0.43	0.43	1.34	284,194	19
12-31-15	24.35	0.35	1.49	1.84	0.29	—	—	0.29	—	25.90	7.60	0.53	0.43	0.43	1.34	283,736	19
Class S
12-31-19	33.29	0.26•	11.16	11.42	0.28	1.75	—	2.03	—	42.68	35.47	0.79	0.68	0.68	0.69	700,395	19
12-31-18	35.15	0.27•	(0.59)	(0.32)	0.30	1.24	—	1.54	—	33.29	(1.21)	0.78	0.68	0.68	0.75	321,604	9
12-31-17	27.10	0.28•	8.06	8.34	0.29	—	—	0.29	—	35.15	30.93	0.78	0.68	0.68	0.90	343,310	14
12-31-16	25.77	0.28	1.33	1.61	0.28	—	—	0.28	—	27.10	6.31	0.78	0.68	0.68	1.09	281,265	19
12-31-15	24.23	0.28	1.50	1.78	0.24	—	—	0.24	—	25.77	7.37	0.78	0.68	0.68	1.09	275,410	19
Voya Russell™ Large Cap Index Portfolio
Class ADV
12-31-19	19.55	0.26•	5.57	5.83	0.30	0.70	—	1.00	—	24.38	30.66	0.89	0.86	0.86	1.16	78,254	5
12-31-18	20.60	0.24•	(1.03)	(0.79)	0.26	—	—	0.26	—	19.55	(3.92)	0.88	0.86	0.86	1.13	54,275	5
12-31-17	17.10	0.22•	3.51	3.73	0.23	—	—	0.23	—	20.60	21.96	0.88	0.87	0.87	1.17	43,874	6
12-31-16	15.71	0.22	1.40	1.62	0.23	—	—	0.23	—	17.10	10.45	0.88	0.87	0.87	1.37	34,466	5
12-31-15	15.66	0.20•	0.04	0.24	0.19	—	—	0.19	—	15.71	1.52	0.88	0.87	0.87	1.27	32,065	6
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Index Portfolio (continued)
Class I
12-31-19	19.94	0.36	5.70	6.06	0.38	0.70	—	1.08	—	24.92	31.34	0.39	0.36	0.36	1.66	347,630	5
12-31-18	20.99	0.35•	(1.05)	(0.70)	0.35	—	—	0.35	—	19.94	(3.46)	0.38	0.36	0.36	1.62	260,309	5
12-31-17	17.41	0.32	3.57	3.89	0.31	—	—	0.31	—	20.99	22.57	0.38	0.37	0.37	1.68	272,429	6
12-31-16	16.00	0.31•	1.41	1.72	0.31	—	—	0.31	—	17.41	10.95	0.38	0.37	0.37	1.87	220,228	5
12-31-15	15.93	0.29	0.04	0.33	0.26	—	—	0.26	—	16.00	2.09	0.38	0.37	0.37	1.78	186,401	6
Class S
12-31-19	19.80	0.32•	5.63	5.95	0.32	0.70	—	1.02	—	24.73	30.96	0.64	0.61	0.61	1.42	592,415	5
12-31-18	20.84	0.29•	(1.04)	(0.75)	0.29	—	—	0.29	—	19.80	(3.69)	0.63	0.61	0.61	1.37	516,424	5
12-31-17	17.29	0.27•	3.55	3.82	0.27	—	—	0.27	—	20.84	22.27	0.63	0.62	0.62	1.43	589,672	6
12-31-16	15.88	0.28	1.40	1.68	0.27	—	—	0.27	—	17.29	10.74	0.63	0.62	0.62	1.63	578,600	5
12-31-15	15.82	0.24•	0.05	0.29	0.23	—	—	0.23	—	15.88	1.79	0.63	0.62	0.62	1.53	566,225	6
Class S2
12-31-19	20.35	0.29•	5.81	6.10	0.28	0.70	—	0.98	—	25.47	30.80	0.79	0.76	0.76	1.26	1,012	5
12-31-18	21.38	0.27•	(1.07)	(0.80)	0.23	—	—	0.23	—	20.35	(3.81)	0.78	0.76	0.76	1.22	779	5
12-31-17	17.74	0.25•	3.64	3.89	0.25	—	—	0.25	—	21.38	22.08	0.78	0.77	0.77	1.27	1,264	6
12-31-16	16.05	0.25•	1.44	1.69	—	—	—	—	—	17.74	10.53	0.81	0.77	0.77	1.48	1,230	5
12-31-15	15.99	0.22•	0.04	0.26	0.20	—	—	0.20	—	16.05	1.64	0.88	0.77	0.77	1.37	1,290	6
Voya Russell™ Large Cap Value Index Portfolio
Class ADV
12-31-19	20.34	0.40	4.57	4.97	0.45	0.87	—	1.32	—	23.99	25.30	1.01	0.91	0.91	1.87	4	24
12-31-18	23.13	0.38	(1.96)	(1.58)	0.44	0.77	—	1.21	—	20.34	(7.18)	1.01	0.91	0.91	1.73	4	14
12-31-17	20.81	0.35•	2.33	2.68	0.36	—	—	0.36	—	23.13	13.05	0.99	0.89	0.89	1.62	4	13
12-31-16	18.64	0.36•	2.37	2.73	0.27	0.29	—	0.56	—	20.81	15.10	0.99	0.89	0.89	1.91	3	16
07-13-15(5) - 12-31-15	19.40	0.16•	(0.92)	(0.76)	—	—	—	—	—	18.64	(3.92)	1.02	0.92	0.92	1.84	3	23
Class I
12-31-19	20.57	0.53•	4.60	5.13	0.57	0.87	—	1.44	—	24.26	25.92	0.51	0.41	0.41	2.38	97,086	24
12-31-18	23.34	0.50•	(1.97)	(1.47)	0.53	0.77	—	1.30	—	20.57	(6.62)	0.51	0.41	0.41	2.24	85,885	14
12-31-17	21.01	0.47	2.31	2.78	0.45	—	—	0.45	—	23.34	13.46	0.49	0.39	0.39	2.12	105,552	13
12-31-16	18.77	0.49	2.36	2.85	0.32	0.29	—	0.61	—	21.01	15.64	0.49	0.39	0.39	2.38	97,341	16
12-31-15	20.03	0.41•	(1.08)	(0.67)	0.33	0.26	—	0.59	—	18.77	(3.50)	0.52	0.42	0.42	2.18	93,398	23
Class S
12-31-19	20.42	0.46•	4.58	5.04	0.51	0.87	—	1.38	—	24.08	25.61	0.76	0.66	0.66	2.05	894,317	24
12-31-18	23.17	0.45•	(1.96)	(1.51)	0.47	0.77	—	1.24	—	20.42	(6.85)	0.76	0.66	0.66	1.99	265,120	14
12-31-17	20.86	0.41•	2.30	2.71	0.40	—	—	0.40	—	23.17	13.19	0.74	0.64	0.64	1.88	320,793	13
12-31-16	18.66	0.42	2.35	2.77	0.28	0.29	—	0.57	—	20.86	15.30	0.74	0.64	0.64	2.12	338,968	16
12-31-15	19.93	0.37•	(1.10)	(0.73)	0.28	0.26	—	0.54	—	18.66	(3.77)	0.77	0.67	0.67	1.94	314,071	23
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Growth Index Portfolio
Class I
12-31-19	29.71	0.18•	9.69	9.87	0.29	3.32	—	3.61	—	35.97	34.87	0.54	0.40	0.40	0.52	22,121	38
12-31-18	35.21	0.27•	(1.68)	(1.41)	0.23	3.86	—	4.09	—	29.71	(5.14)	0.53	0.40	0.40	0.78	15,151	31
12-31-17	28.51	0.21•	6.78	6.99	0.29	—	—	0.29	—	35.21	24.67	0.55	0.43	0.43	0.67	17,724	26
12-31-16	26.89	0.23•	1.66	1.89	0.27	—	—	0.27	—	28.51	7.11	0.56	0.43	0.43	0.86	9,834	27
12-31-15	27.28	0.20•	(0.35)	(0.15)	0.24	—	—	0.24	—	26.89	(0.59)	0.55	0.45	0.45	0.72	67,930	31
Class S
12-31-19	29.62	0.10•	9.65	9.75	0.19	3.32	—	3.51	—	35.86	34.53	0.79	0.65	0.65	0.31	586,966	38
12-31-18	35.11	0.19	(1.68)	(1.49)	0.14	3.86	—	4.00	—	29.62	(5.36)	0.78	0.65	0.65	0.53	244,214	31
12-31-17	28.43	0.13•	6.76	6.89	0.21	—	—	0.21	—	35.11	24.36	0.80	0.68	0.68	0.42	284,959	26
12-31-16	26.81	0.18	1.63	1.81	0.19	—	—	0.19	—	28.43	6.81	0.81	0.68	0.68	0.61	284,539	27
12-31-15	27.19	0.13	(0.33)	(0.20)	0.18	—	—	0.18	—	26.81	(0.79)	0.80	0.70	0.70	0.47	295,781	31
Class S2
12-31-19	29.55	0.04	9.65	9.69	0.15	3.32	—	3.47	—	35.77	34.36	0.94	0.80	0.80	0.13	1,859	38
12-31-18	35.05	0.14	(1.68)	(1.54)	0.10	3.86	—	3.96	—	29.55	(5.54)	0.93	0.80	0.80	0.39	1,462	31
12-31-17	28.39	0.08•	6.76	6.84	0.18	—	—	0.18	—	35.05	24.19	0.95	0.83	0.83	0.27	1,726	26
12-31-16	26.74	0.12	1.65	1.77	0.12	—	—	0.12	—	28.39	6.65	0.99	0.83	0.83	0.46	1,475	27
12-31-15	27.12	0.08•	(0.33)	(0.25)	0.13	—	—	0.13	—	26.74	(0.96)	1.05	0.85	0.85	0.30	1,366	31
Voya Russell™ Mid Cap Index Portfolio
Class ADV
12-31-19	12.51	0.10	3.23	3.33	0.16	2.60	—	2.76	—	13.08	29.32	0.95	0.90	0.90	0.86	189,561	8
12-31-18	15.79	0.12	(1.45)	(1.33)	0.15	1.80	—	1.95	—	12.51	(9.80)(b)	0.95	0.91	0.91	0.81(c)	152,323	11
12-31-17	14.63	0.12	2.29	2.41	0.17	1.08	—	1.25	—	15.79	17.39	0.94	0.93	0.93	0.81	181,784	9
12-31-16	14.97	0.12•	1.59	1.71	0.14	1.91	—	2.05	—	14.63	12.86	0.94	0.93	0.93	0.87	158,645	20
12-31-15	16.92	0.11•	(0.57)	(0.46)	0.15	1.34	—	1.49	—	14.97	(3.33)	0.93	0.93	0.93	0.71	139,302	11
Class I
12-31-19	12.96	0.18•	3.34	3.52	0.23	2.60	—	2.83	—	13.65	29.95	0.45	0.40	0.40	1.35	754,716	8
12-31-18	16.28	0.20•	(1.49)	(1.29)	0.23	1.80	—	2.03	—	12.96	(9.31)(b)	0.45	0.41	0.41	1.28(c)	765,511	11
12-31-17	15.04	0.20•	2.36	2.56	0.24	1.08	—	1.32	—	16.28	17.97	0.44	0.43	0.43	1.28	1,191,269	9
12-31-16	15.34	0.22	1.60	1.82	0.21	1.91	—	2.12	—	15.04	13.40	0.44	0.43	0.43	1.38	1,432,810	20
12-31-15	17.28	0.19•	(0.57)	(0.38)	0.22	1.34	—	1.56	—	15.34	(2.82)	0.43	0.43	0.43	1.18	1,434,791	11
Class P2
12-31-19	13.01	0.21•	3.38	3.59	0.23	2.60	—	2.83	—	13.77	30.43	0.45	0.15	0.15	1.58	183,282	8
12-31-18	16.31	0.24•	(1.51)	(1.27)	0.23	1.80	—	2.03	—	13.01	(9.15)(b)	0.45	0.16	0.16	1.55(c)	180,790	11
05-03-17(5) - 12-31-17	15.87	0.17•	1.59	1.76	0.24	1.08	—	1.32	—	16.31	12.01	0.44	0.15	0.15	1.68	228,215	9
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Index Portfolio (continued)
Class S
12-31-19	12.79	0.16	3.29	3.45	0.19	2.60	—	2.79	—	13.45	29.74	0.70	0.65	0.65	1.10	275,980	8
12-31-18	16.09	0.16•	(1.48)	(1.32)	0.18	1.80	—	1.98	—	12.79	(9.57)(b)	0.70	0.66	0.66	1.06(c)	250,242	11
12-31-17	14.88	0.16•	2.33	2.49	0.20	1.08	—	1.28	—	16.09	17.67	0.69	0.68	0.68	1.05	321,478	9
12-31-16	15.19	0.16•	1.61	1.77	0.17	1.91	—	2.08	—	14.88	13.12	0.69	0.68	0.68	1.12	364,384	20
12-31-15	17.13	0.15	(0.57)	(0.42)	0.18	1.34	—	1.52	—	15.19	(3.06)	0.68	0.68	0.68	0.93	323,348	11
Class S2
12-31-19	12.60	0.12	3.26	3.38	0.17	2.60	—	2.77	—	13.21	29.56	0.85	0.80	0.80	0.96	14,835	8
12-31-18	15.89	0.13•	(1.46)	(1.33)	0.16	1.80	—	1.96	—	12.60	(9.75)(b)	0.85	0.81	0.81	0.91(c)	12,327	11
12-31-17	14.71	0.15	2.28	2.43	0.17	1.08	—	1.25	—	15.89	17.47	0.84	0.83	0.83	0.91	16,303	9
12-31-16	15.03	0.14•	1.59	1.73	0.14	1.91	—	2.05	—	14.71	12.99	0.87	0.83	0.83	0.96	16,466	20
12-31-15	16.97	0.13	(0.57)	(0.44)	0.16	1.34	—	1.50	—	15.03	(3.23)	0.93	0.83	0.83	0.80	18,493	11
Voya Russell™ Small Cap Index Portfolio
Class ADV
12-31-19	12.53	0.07	2.84	2.91	0.09	1.60	—	1.69	—	13.75	24.57	0.98	0.95	0.95	0.54	111,010	22
12-31-18	15.15	0.06	(1.67)	(1.61)	0.10	0.91	—	1.01	—	12.53	(11.68)(d)	0.96	0.96	0.96	0.41(e)	97,210	17
12-31-17	14.48	0.08•	1.78	1.86	0.11	1.08	—	1.19	—	15.15	13.65	0.96	0.95	0.95	0.53	110,992	18
12-31-16	13.88	0.09•	2.34	2.43	0.13	1.70	—	1.83	—	14.48	20.56	0.96	0.95	0.95	0.68	98,458	11
12-31-15	16.12	0.09•	(0.79)	(0.70)	0.11	1.43	—	1.54	—	13.88	(5.03)	0.97	0.95	0.95	0.62	80,199	13
Class I
12-31-19	12.98	0.14•	2.95	3.09	0.17	1.60	—	1.77	—	14.30	25.17	0.48	0.45	0.45	1.04	390,842	22
12-31-18	15.66	0.14•	(1.74)	(1.60)	0.17	0.91	—	1.08	—	12.98	(11.27)(d)	0.46	0.46	0.46	0.90(e)	386,854	17
12-31-17	14.91	0.15•	1.85	2.00	0.17	1.08	—	1.25	—	15.66	14.27	0.46	0.45	0.45	1.03	463,391	18
12-31-16	14.25	0.17	2.39	2.56	0.20	1.70	—	1.90	—	14.91	21.11	0.46	0.45	0.45	1.17	412,050	11
12-31-15	16.50	0.17•	(0.81)	(0.64)	0.18	1.43	—	1.61	—	14.25	(4.55)	0.47	0.45	0.45	1.09	392,955	13
Class P2
12-31-19	13.06	0.19•	2.96	3.15	0.17	1.60	—	1.77	—	14.44	25.49	0.48	0.15	0.15	1.36	117,341	22
12-31-18	15.70	0.19•	(1.75)	(1.56)	0.17	0.91	—	1.08	—	13.06	(10.98)(d)	0.46	0.16	0.16	1.18(e)	79,563	17
05-03-17(5) - 12-31-17	15.34	0.14•	1.47	1.61	0.17	1.08	—	1.25	—	15.70	11.34	0.46	0.15	0.15	1.38	125,069	18
Class S
12-31-19	12.86	0.11•	2.90	3.01	0.12	1.60	—	1.72	—	14.15	24.77	0.73	0.70	0.70	0.84	429,300	22
12-31-18	15.51	0.10•	(1.71)	(1.61)	0.13	0.91	—	1.04	—	12.86	(11.43)(d)	0.71	0.71	0.71	0.65(e)	191,769	17
12-31-17	14.78	0.11•	1.83	1.94	0.13	1.08	—	1.21	—	15.51	13.97	0.71	0.70	0.70	0.76	242,692	18
12-31-16	14.13	0.13	2.38	2.51	0.16	1.70	—	1.86	—	14.78	20.81	0.71	0.70	0.70	0.92	277,690	11
12-31-15	16.37	0.13	(0.80)	(0.67)	0.14	1.43	—	1.57	—	14.13	(4.78)	0.72	0.70	0.70	0.85	259,171	13
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Small Cap Index Portfolio (continued)
Class S2
12-31-19	12.62	0.09	2.86	2.95	0.11	1.60	—	1.71	—	13.86	24.70	0.88	0.85	0.85	0.64	7,379	22
12-31-18	15.24	0.09	(1.70)	(1.61)	0.10	0.91	—	1.01	—	12.62	(11.60)(d)	0.86	0.86	0.86	0.51(e)	6,975	17
12-31-17	14.55	0.09•	1.79	1.88	0.11	1.08	—	1.19	—	15.24	13.76	0.86	0.85	0.85	0.61	8,365	18
12-31-16	13.93	0.11	2.35	2.46	0.14	1.70	—	1.84	—	14.55	20.70	0.89	0.85	0.85	0.77	9,170	11
12-31-15	16.16	0.10	(0.79)	(0.69)	0.11	1.43	—	1.54	—	13.93	(4.94)	0.97	0.85	0.85	0.71	8,946	13
Voya U.S. Bond Index Portfolio
Class ADV
12-31-19	10.27	0.21	0.58	0.79	0.21	—	—	0.21	—	10.85	7.69	0.88	0.88	0.88	1.97	26,983	222
12-31-18	10.55	0.20	(0.29)	(0.09)	0.19	—	—	0.19	—	10.27	(0.84)	0.91	0.90	0.90	1.93	27,118	234
12-31-17	10.49	0.18	0.10	0.28	0.19	0.03	—	0.22	—	10.55	2.68	0.91	0.90	0.90	1.67	31,475	155
12-31-16	10.48	0.17	0.03	0.20	0.17	0.02	—	0.19	—	10.49	1.87	0.91	0.90	0.90	1.57	32,600	203
12-31-15	10.73	0.15	(0.19)	(0.04)	0.19	0.02	—	0.21	—	10.48	(0.34)	0.91	0.90	0.90	1.49	25,747	213
Class I
12-31-19	10.31	0.27•	0.58	0.85	0.26	—	—	0.26	—	10.90	8.30	0.38	0.38	0.38	2.48	1,808,834	222
12-31-18	10.59	0.25	(0.29)	(0.04)	0.24	—	—	0.24	—	10.31	(0.33)	0.41	0.40	0.40	2.44	2,146,798	234
12-31-17	10.53	0.24	0.10	0.34	0.25	0.03	—	0.28	—	10.59	3.19	0.41	0.40	0.40	2.17	2,424,885	155
12-31-16	10.52	0.23	0.02	0.25	0.22	0.02	—	0.24	—	10.53	2.33	0.41	0.40	0.40	2.07	3,069,317	203
12-31-15	10.76	0.22	(0.20)	0.02	0.24	0.02	—	0.26	—	10.52	0.23	0.41	0.40	0.40	1.98	3,390,992	213
Class P2
12-31-19	10.31	0.28	0.60	0.88	0.29	—	—	0.29	—	10.90	8.57	0.38	0.15	0.15	2.70	1,112,415	222
12-31-18	10.59	0.27	(0.28)	(0.01)	0.27	—	—	0.27	—	10.31	(0.08)	0.41	0.15	0.15	2.70	856,890	234
05-03-17(5) - 12-31-17	10.60	0.17•	0.03	0.20	0.18	0.03	—	0.21	—	10.59	1.89	0.41	0.15	0.15	2.34	731,605	155
Class S
12-31-19	10.28	0.24	0.57	0.81	0.23	—	—	0.23	—	10.86	7.95	0.63	0.63	0.63	2.22	177,236	222
12-31-18	10.56	0.23	(0.29)	(0.06)	0.22	—	—	0.22	—	10.28	(0.58)	0.66	0.65	0.65	2.18	170,552	234
12-31-17	10.50	0.21	0.10	0.31	0.22	0.03	—	0.25	—	10.56	2.94	0.66	0.65	0.65	1.92	190,071	155
12-31-16	10.49	0.20	0.03	0.23	0.20	0.02	—	0.22	—	10.50	2.10	0.66	0.65	0.65	1.82	237,455	203
12-31-15	10.73	0.18	(0.18)	0.00*	0.22	0.02	—	0.24	—	10.49	(0.01)	0.66	0.65	0.65	1.74	248,290	213
Class S2
12-31-19	10.28	0.21	0.60	0.81	0.22	—	—	0.22	—	10.87	7.89	0.78	0.78	0.78	2.07	1,462	222
12-31-18	10.56	0.21•	(0.29)	(0.08)	0.20	—	—	0.20	—	10.28	(0.73)	0.81	0.80	0.80	2.03	1,146	234
12-31-17	10.50	0.19	0.10	0.29	0.20	0.03	—	0.23	—	10.56	2.78	0.81	0.80	0.80	1.77	2,449	155
12-31-16	10.49	0.18	0.03	0.21	0.18	0.02	—	0.20	—	10.50	1.97	0.84	0.80	0.80	1.67	2,959	203
12-31-15	10.74	0.17	(0.20)	(0.03)	0.20	0.02	—	0.22	—	10.49	(0.26)	0.91	0.80	0.80	1.58	2,419	213

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, total return for Voya International Index Portfolio would have been (1.48)%, (0.93)%, (1.17)% and (1.36)% for Classes ADV, I, S and S2, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Russell™ Mid Cap Index Portfolio would have been (9.81)%, (9.32)%, (9.16)%, (9.58)% and (9.76)% for Classes ADV, I, P2, S and S2, respectively.

(c)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya Russell™ Mid Cap Index Portfolio’s Net Investment Income Ratios would have been 0.80%, 1.27%, 1.54%, 1.05% and 0.90% for Class ADV, I, P2, S and S2, respectively.

(d)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Russell™ Small Cap Index Portfolio would have been (11.72)%, (11.31)%, (11.02)%, (11.47)% and (11.64)% for Classes ADV, I, P2, S and S2, respectively.

(e)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, Voya RusseII™ Small Cap Index Portfolio’s Net Investment Income Ratios would have been 0.37%, 0.86%, 1.14%, 0.61% and 0.47% for Classes ADV, I, P2, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The thirteen series (each, a “Portfolio” and collectively, the “Portfolios”) that are in this report are: Voya Emerging Markets Index Portfolio (“Emerging Markets Index”), Voya Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), Voya FTSE 100 Index® Portfolio (“FTSE 100 Index®”), Voya Hang Seng Index Portfolio (“Hang Seng Index”), Voya International Index Portfolio (“International Index”), Voya Japan TOPIX Index® Portfolio (“Japan TOPIX Index®”), Voya Russell™ Large Cap Growth Index Portfolio (“Russell™ Large Cap Growth Index”), Voya Russell™ Large Cap Index Portfolio (“Russell™ Large Cap Index”), Voya Russell™ Large Cap Value Index Portfolio (“Russell™ Large Cap Value Index”), Voya Russell™ Mid Cap Growth Index Portfolio (“Russell™ Mid Cap Growth Index”), Voya Russell™ Mid Cap Index Portfolio (“Russell™ Mid Cap Index”), Voya Russell™ Small Cap Index Portfolio (“Russell™ Small Cap Index”), and Voya U.S. Bond Index Portfolio (“U.S. Bond Index”). All of the Portfolios are diversified, except Hang Seng Index, which is a non-diversified Portfolio of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class P2, Class S, and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges.The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares dividends daily and pays dividends, if any, monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each
Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2019, the maximum amount of loss that Euro STOXX 50® Index, FTSE 100 Index® and Hang Seng would incur if the counterparties to its derivative transactions failed to perform would be $2,978, $511 and $654, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2019. There was no collateral posted to any Portfolio as of December 31, 2019.
Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2019, Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index and Japan TOPIX Index® had a liability position of  $2,592, $443, $35, and $694, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2019 the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2019 there was no collateral posted by any Portfolio for open OTC derivative instruments.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
For the year ended December 31, 2019, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.
During the year ended December 31, 2019, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Emerging Markets Index	$—	$3,050,504
Euro STOXX 50® Index	3,534,671	1,479,843
FTSE 100 Index®	4,048,320	1,752,176
Hang Seng Index	1,704,017	353,272
International Index	—	52,268
Japan TOPIX Index®	6,371,765	2,800,312
Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts as of December 31, 2019. There were no open forward foreign currency contracts for Emerging Markets Index and International Index at December 31, 2019.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2019, with the exception of U.S. Bond Index, the below Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. U.S. Bond Index purchased and sold futures contracts as part of its duration stategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2019, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below.
	Purchased	Sold
Emerging Markets Index	$15,282,102	$—
Euro STOXX 50® Index	3,113,893	—
FTSE 100 Index®	5,163,490	—
Hang Seng Index	631,729	—
International Index	62,476,807	—
Japan TOPIX Index®	3,120,692	—
Russell™ Large Cap Growth Index	9,113,934	—
Russell™ Large Cap Index	6,996,219	—
Russell™ Large Cap Value Index	5,347,367	—
Russell™ Mid Cap Growth Index	2,453,060	—
Russell™ Mid Cap Index	16,357,044	—
Russell™ Small Cap Index	14,652,765	—
U.S. Bond Index	2,216,255	857,269
Please refer to the tables within each respective Portfolio of Investments for open futures contracts as of December 31, 2019. FTSE 100 Index® did not have any open futures contracts at December 31, 2019.
J. Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2019, U.S. Bond Index had bought credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. U.S. Bond Index used CDX swaps to gain additional exposure with various sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market.
For the year ended December 31, 2019, U.S. Bond Index had an average notional amount of  $36,666,667 on credit default swaps to buy protection. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2019.
At December 31, 2019, U.S. Bond Index had pledged $350,000 in cash collateral for open centrally cleared credit default swaps.
K. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At December 31, 2019, there was no collateral pledged or received by U.S. Bond for open delayed-delivery or when-issued securities.
N. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities were as follows:
	Purchases	Sales
Emerging Markets Index	$130,042,304	$381,970,482
Euro STOXX 50® Index	2,880,627	374,040,752
FTSE 100 Index®	4,572,852	221,779,287
Hang Seng Index	5,220,388	28,841,808
International Index	729,122,327	267,667,891
Japan TOPIX Index®	5,260,419	233,535,071
Russell™ Large Cap Growth Index	420,598,126	147,097,960
Russell™ Large Cap Index	47,628,480	90,569,351
Russell™ Large Cap Value Index	648,644,741	100,235,040
Russell™ Mid Cap Growth Index	382,378,465	118,368,116
Russell™ Mid Cap Index	107,585,692	378,904,194
Russell™ Small Cap Index	298,931,133	175,304,823
U.S. Bond Index	71,955,526	326,161,893
U.S. government securities not included above were as follows:
	Purchases	Sales
U.S. Bond Index	$7,022,278,711	$7,095,549,664
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Emerging Markets Index(2)	0.65%
Euro STOXX 50® Index(1)	0.70%
FTSE 100 Index®(1)	0.70%
Hang Seng Index(3)	0.70% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
International Index	0.48% on the first $500 million; 0.46% on the next $500 million; 0.44% on the next $500 million; and 0.42% thereafter
Japan TOPIX Index®(1)	0.70%
Russell™ Large Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Large Cap Index	0.35% on the first $1 billion; 0.33% on the next $1 billion; and 0.31% thereafter
Russell™ Large Cap Value Index(4)	0.50% on the first $250 million; 0.40% on the next $250 million; and 0.35% thereafter
Russell™ Mid Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Mid Cap Index	0.41% on the first $2 billion; 0.34% on the next $2 billion; and 0.28% thereafter
Russell™ Small Cap Index	0.43% on the first $1 billion; 0.41% on the next $1 billion; and 0.39% thereafter
U.S. Bond Index(5)	0.39% on the first $500 million; 0.37% on the next $500 million; 0.35% on the next $1 billion; 0.33% on the next $2 billion; 0.31% on the next $2 billion; and 0.29% thereafter

(1)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.35% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

(2)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.27% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.35% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(5)
Prior to January 1, 2019, the managerment fee was 0.42% on the first $500 million; 0.40% on the next $500 million; 0.38% on the next $1 billion; 0.36% on the next $2 billion; 0.34% on the next $2 billion; and 0.32% thereafter.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan (the “Plans”). Under the Plans, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. Termination or modification of this obligation requires approval by the Board.
Class S shares of the Portfolios have a shareholder services and distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Russell™ Large Cap Growth Index	18.63%
Security Life of Denver Insurance Company	Russell™ Large Cap Growth Index	5.32
Voya Index Solution 2020 Portfolio	U.S. Bond Index	5.43
Voya Index Solution 2025 Portfolio	Emerging Markets Index	6.37
	International Index	6.59
	U.S. Bond Index	10.31
Voya Index Solution 2030 Portfolio	Emerging Markets Index	5.11
Voya Index Solution 2035 Portfolio	Emerging Markets Index	10.64
	International Index	9.19
Voya Index Solution 2045 Portfolio	Emerging Markets Index	8.54
	International Index	7.27
Voya Index Solution Income Portfolio	U.S. Bond Index	6.74
Voya Institutional Trust Company	FTSE 100 Index®	6.62
	Japan TOPIX Index®	6.23
	Russell™ Large Cap Growth Index	11.24
	Russell™ Large Cap Index	19.14
	Russell™ Large Cap Value Index	5.88
	Russell™ Mid Cap Index	16.47
	Russell™ Small Cap Index	11.54
Voya Retirement Conservative Portfolio	U.S. Bond Index	8.16
Voya Retirement Growth Portfolio	Emerging Markets Index	25.96
	International Index	14.51
	Russell™ Mid Cap Index	14.55
	Russell™ Small Cap Index	12.29
	Voya U.S. Bond Index	17.01
Voya Retirement Insurance and Annuity Company	Russell™ Large Cap Growth Index	15.46
	Russell™ Large Cap Index	33.43
	Russell™ Large Cap Value Index	6.40
	Russell™ Mid Cap Growth Index	5.65
	Russell™ Mid Cap Index	29.30
	Russell™ Small Cap Index	20.27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Retirement Moderate Growth Portfolio	Emerging Markets Index	14.92
	International Index	6.93
	Russell™ Mid Cap Index	6.27
	Russell™ Small Cap Index	5.09
	U.S. Bond Index	16.21
Voya Retirement Moderate Portfolio	Emerging Markets Index	6.89
	U.S. Bond Index	13.25
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Porfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2019, the below Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:
Portfolio	Accrued Expense	Amount
Emerging Markets Index	Custody	$530,056
Euro STOXX 50® Index	Audit	9,530
	Custody	37,600
	Licensing fee	64,246
FTSE 100 Index®	Custody	22,438
	Licensing fee	96,683
Hang Seng Index	Audit	3,741
	Custody	25,199
	Licensing fee	7,683
	Postage	3,121
Japan TOPIX Index®	Custody	76,928
	Licensing fee	19,305
NOTE 8 — LICENSING FEES
The following Portfolios pay an annual licensing fee to the licensor listed below:
Portfolio	Licensor
Emerging Markets Index	MSCI Inc.
Euro STOXX 50® Index	STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc.
FTSE 100 Index®	FTSE International Limited
Hang Seng Index	Hang Seng Data Services Limited
International Index	MSCI Inc.
Japan TOPIX Index®	Tokyo Stock Exchange, Inc.
Russell™ Large Cap Growth Index, Russell™ Large Cap Index, Russell™ Large Cap Value Index, Russell™ Mid Cap Growth Index, Russell™ Mid Cap Index, and Russell™ Small Cap Index(1)	Frank Russell Company

(1)
Effective January 1, 2019, the Portfolios pay an annual licensing fee to Frank Russell Company.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class S	Class S2
Emerging Markets Index	N/A	N/A	0.15%	N/A	N/A
Euro STOXX 50® Index(1)	0.94%	0.44%	N/A	N/A	N/A
FTSE 100 Index®(1)	0.93%	N/A	N/A	N/A	N/A
Hang Seng Index(2)	1.05%	N/A	N/A	0.80%	N/A
International Index(3)	1.00%	0.50%	0.15%	0.75%	0.90%
Japan TOPIX Index®(1)	0.95%	N/A	N/A	N/A	N/A
Russell™ Large Cap Growth Index(4)	N/A	N/A	N/A	N/A	N/A
Russell™ Large Cap Index(5)	0.87%	0.37%	N/A	0.62%	0.77%
Russell™ Large Cap Value Index(4)	N/A	N/A	N/A	N/A	N/A
Russell™ Mid Cap Growth Index(6)	N/A	0.43%	N/A	0.68%	0.83%
Russell™ Mid Cap Index(7)	0.93%	0.43%	0.15%	0.68%	0.83%
Russell™ Small Cap Index	0.95%	0.45%	0.15%	0.70%	0.85%
U.S. Bond Index(8)	0.88%	0.38%	0.15%	0.63%	0.78%

(1)
Expense limit was implemented on September 1, 2019.

(2)
Prior to January 1, 2019, the expense limits for Hang Seng Index were 1.25%, 0.75%, and 1.00% for Class ADV, Class I, and Class S, respectively.

(3)
Pursuant to a side letter agreement through May 1, 2020, the Investment Adviser has further lowered the expense limits for International Index to 0.95%, 0.45%, 0.70% and 0.85% for Class ADV, Class I, Class S and Class S2, respectively. Termination or modification of this obligation requires approval by the Board.

(4)
Pursuant to a side letter agreement, through May 1, 2020, the Investment Adviser has agreed to waive all or a portion of the management fee so that the expense limits are 0.93%, 0.43%, and 0.68% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(5)
Pursuant to a side letter agreement through May 1, 2020, the Investment Adviser has further lowered the expense limits for Russell™ Large Cap Index to 0.86%, 0.36%, 0.61% and 0.76% for Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(6)
Pursuant to a side letter agreement through May 1, 2020, the Investment Adviser has further lowered the expense limits for Russell™ Mid Cap Growth Index to 0.40%, 0.65%, and 0.80% for Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.Termination or modification of this obligation requires approval by the Board.

(7)
Pursuant to a side letter agreement through May 1, 2020, the Investment Adviser has further lowered the expense limits for Russell™ Mid Cap Index to 0.90%, 0.40%, 0.65% and 0.80% for

Class ADV, Class I, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
(8)
Prior to January 1, 2019, the expense limits for U.S Bond Index were 0.90%, 0.40%, 0.65%, and 0.80% for Class ADV, Class I, Class S, and Class S2, respectively.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2019, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2020	2021	2022	Total
Emerging Markets Index	$485,233	$1,013,616	$1,153,850	$2,652,699
FTSE 100 Index®	—	—	14,095	14,095
International Index	2,322,042	3,543,530	4,030,252	9,895,824
Japan TOPIX Index®	—	—	1,865	1,865
Russell™ Large Cap Index	78,406	—	—	78,406
Russell™ Mid Cap Growth Index	60,399	—	—	60,399
Russell™ Mid Cap Index	537,712	589,155	503,090	1,629,957
Russell™ Small Cap Index	300,606	380,460	489,726	1,170,792
U.S. Bond Index	1,293,812	2,197,274	2,201,215	5,692,301
The Expense Limitation Agreement is contractual through May 1, 2020, with the exception of Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index®, which are through May 1, 2021, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 10 — LINE OF CREDIT (continued)

the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2019:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Emerging Markets Index	25	$26,099,600	3.41%
Euro STOXX 50® Index	8	1,065,375	3.32
FTSE 100 Index®	6	687,500	3.32
Hang Seng Index	1	968,000	3.40
International Index	12	27,511,667	3.43
Russell™ Mid Cap Growth Index	9	2,205,556	3.34
Russell™ Mid Cap Index	7	19,867,000	3.39
Russell™ Small Cap Index	7	2,969,286	3.19

NOTE 11 — CAPITAL SHARES
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Index
Class I
12/31/2019	5,432,704	—	871,861	(26,851,622)	(20,547,057)	59,641,564	—	9,468,409	(312,010,706)	(242,900,733)
12/31/2018	21,202,313	—	857,095	(14,393,860)	7,665,548	256,905,722	—	10,859,398	(173,553,565)	94,211,555
Class P2
12/31/2019	9,161,328	—	513,593	(10,488,023)	(813,102)	103,698,820	—	5,628,982	(122,059,074)	(12,731,272)
12/31/2018	11,992,172	—	493,941	(4,181,031)	8,305,082	144,111,565	—	6,287,864	(48,989,497)	101,409,932
Class S
12/31/2019	—	—	—	—	—	—	—	—	—	—
12/31/2018	—	—	—	—	—	—	—	—	—	—
Euro STOXX 50® Index
Class ADV
12/31/2019	117,920	—	195,665	(565,354)	(251,769)	1,178,141	—	1,860,313	(5,664,168)	(2,625,714)
12/31/2018	104,972	—	85,861	(496,248)	(305,415)	1,160,533	—	965,077	(5,380,803)	(3,255,193)
Class I
12/31/2019	493,181	—	1,757,736	(37,671,904)	(35,420,987)	4,639,615	—	17,041,063	(383,743,196)	(362,062,518)
12/31/2018	8,156,605	—	1,395,413	(4,810,917)	4,741,101	87,121,828	—	15,782,116	(51,859,115)	51,044,829
FTSE 100 Index®
Class ADV
12/31/2019	74,160	—	122,164	(171,774)	24,550	558,283	—	894,041	(1,320,826)	131,498
12/31/2018	339,270	—	44,566	(375,772)	8,064	3,239,300	—	420,703	(3,485,174)	174,829
Class I(1)
12/31/2019	797,929	—	3,053,904	(30,286,769)	(26,434,936)	6,398,055	—	23,564,610	(238,876,988)	(208,914,323)
12/31/2018	3,144,828	—	1,914,489	(6,021,913)	(962,596)	28,240,584	—	18,187,648	(56,421,177)	(9,992,945)
Hang Seng Index
Class ADV
12/31/2019	1,937	—	20,407	(9,256)	13,088	19,855	—	215,788	(105,557)	130,086
12/31/2018	1,277	—	9,588	(16,370)	(5,505)	17,726	—	148,035	(261,012)	(95,251)
Class I(1)
12/31/2019	478,622	—	500,651	(2,445,330)	(1,466,057)	5,437,137	—	5,364,923	(25,373,463)	(14,571,403)
12/31/2018	302,179	—	409,720	(1,613,907)	(902,008)	4,428,235	—	6,342,477	(25,267,744)	(14,497,032)
Class S
12/31/2019	102,898	—	671,539	(538,358)	236,079	1,357,777	—	7,121,190	(6,139,710)	2,339,257
12/31/2018	132,316	—	312,482	(469,634)	(24,836)	2,133,169	—	4,834,095	(7,204,883)	(237,619)
International Index
Class ADV
12/31/2019	614,606	—	1,526,021	(9,332,473)	(7,191,846)	6,014,691	—	14,191,996	(90,482,668)	(70,275,981)
12/31/2018	1,740,355	—	1,392,887	(9,637,250)	(6,504,008)	16,370,888	—	14,583,530	(97,462,676)	(66,508,258)
Class I
12/31/2019	60,959,204	—	351,430	(28,491,134)	32,819,500	599,075,697	—	3,328,047	(287,358,295)	315,045,449
12/31/2018	8,787,563	—	905,126	(6,241,840)	3,450,849	92,265,367	—	9,657,691	(63,850,567)	38,072,491

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Index (continued)
Class P2
12/31/2019	25,240,269	—	2,649,001	(11,472,438)	16,416,832	248,539,782	—	25,244,979	(115,767,228)	158,017,533
12/31/2018	28,082,721	—	1,740,642	(6,415,232)	23,408,131	290,496,228	—	18,624,875	(66,046,799)	243,074,304
Class S
12/31/2019	723,706	—	223,755	(1,221,825)	(274,364)	7,047,150	—	2,107,770	(12,031,140)	(2,876,220)
12/31/2018	1,202,999	—	179,938	(1,322,539)	60,398	12,122,066	—	1,907,343	(13,714,210)	315,199
Class S2
12/31/2019	39,429	—	4,197	(79,753)	(36,127)	377,211	—	39,451	(780,144)	(363,482)
12/31/2018	34,159	—	3,173	(14,493)	22,839	353,120	—	33,601	(150,276)	236,445
Japan TOPIX Index®
Class ADV
12/31/2019	189,844	—	218,910	(343,964)	64,790	1,649,266	—	1,847,112	(3,116,125)	380,253
12/31/2018	97,486	—	85,117	(334,337)	(151,734)	1,214,722	—	995,866	(3,974,306)	(1,763,718)
Class I(1)
12/31/2019	1,313,891	—	3,813,351	(27,128,993)	(22,001,751)	12,498,609	—	33,455,868	(248,410,553)	(202,456,076)
12/31/2018	2,263,564	—	2,252,823	(5,461,563)	(945,176)	24,909,116	—	26,605,844	(64,957,746)	(13,442,786)
Russell™ Large Cap Growth Index
Class ADV
12/31/2019	—	—	7	—	7	—	—	247	—	247
12/31/2018	—	—	5	—	5	—	—	178	—	178
Class I
12/31/2019	1,137,711	—	560,272	(1,127,886)	570,097	46,709,748	—	20,214,615	(43,287,079)	23,637,284
12/31/2018	491,110	—	442,746	(1,130,587)	(196,731)	18,263,316	—	15,890,149	(41,629,505)	(7,476,040)
Class S
12/31/2019	7,809,455	—	545,918	(1,608,392)	6,746,981	321,430,599	—	19,598,471	(62,212,265)	278,816,805
12/31/2018	1,277,925	—	412,785	(1,795,727)	(105,017)	47,126,415	—	14,748,818	(65,617,043)	(3,741,810)
Russell™ Large Cap Index
Class ADV
12/31/2019	836,972	—	137,049	(540,422)	433,599	18,523,248	—	2,864,310	(12,046,281)	9,341,277
12/31/2018	943,337	—	27,884	(324,760)	646,461	19,958,960	—	582,782	(6,879,519)	13,662,223
Class I
12/31/2019	2,097,607	—	691,673	(1,890,236)	899,044	46,989,669	—	14,732,643	(42,508,308)	19,214,004
12/31/2018	1,723,718	—	209,761	(1,861,063)	72,416	37,282,786	—	4,457,407	(40,380,195)	1,359,998
Class S
12/31/2019	964,098	—	1,226,015	(4,321,527)	(2,131,414)	20,688,520	—	25,966,997	(96,955,083)	(50,299,566)
12/31/2018	1,508,100	—	370,585	(4,094,834)	(2,216,149)	32,814,216	—	7,830,458	(87,562,577)	(46,917,903)
Class S2
12/31/2019	20,812	—	1,717	(21,101)	1,428	481,546	—	37,491	(512,212)	6,825
12/31/2018	5,037	—	451	(26,308)	(20,820)	111,124	—	9,816	(579,879)	(458,939)
Russell™ Large Cap Value Index
Class ADV
12/31/2019	—	—	11	—	11	—	—	227	—	227
12/31/2018	—	—	9	—	9	—	—	197	—	197
Class I
12/31/2019	236,503	—	271,526	(681,112)	(173,083)	5,406,910	—	5,759,075	(15,272,669)	(4,106,684)
12/31/2018	118,489	—	255,986	(722,156)	(347,681)	2,637,261	—	5,593,289	(16,240,752)	(8,010,202)
Class S
12/31/2019	25,914,931	—	817,032	(2,577,457)	24,154,506	614,640,706	—	17,231,205	(58,414,062)	573,457,849
12/31/2018	480,342	—	749,400	(2,092,499)	(862,757)	10,786,511	—	16,284,468	(46,811,827)	(19,740,848)
Russell™ Mid Cap Growth Index
Class I
12/31/2019	252,616	—	70,412	(217,945)	105,083	8,794,268	—	2,227,224	(7,423,421)	3,598,071
12/31/2018	121,816	—	60,624	(175,882)	6,558	4,185,926	—	1,994,532	(5,955,042)	225,416
Class S
12/31/2019	9,088,773	—	845,676	(1,811,992)	8,122,457	320,785,297	—	26,707,539	(61,336,121)	286,156,715
12/31/2018	539,306	—	974,619	(1,384,685)	129,240	19,069,915	—	32,016,234	(47,283,943)	3,802,206
Class S2
12/31/2019	732	—	5,355	(3,577)	2,510	24,991	—	168,840	(120,737)	73,094
12/31/2018	1,065	—	5,593	(6,447)	211	35,182	—	183,519	(224,601)	(5,900)
Russell™ Mid Cap Index
Class ADV
12/31/2019	1,248,071	—	2,812,244	(1,749,648)	2,310,667	15,832,011	—	32,819,919	(22,693,843)	25,958,087
12/31/2018	779,016	—	1,555,514	(1,669,539)	664,991	11,199,992	—	21,932,754	(24,376,646)	8,756,100

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Mid Cap Index (continued)
Class I
12/31/2019	4,311,064	—	12,482,892	(20,603,895)	(3,809,939)	56,649,859	—	151,546,642	(276,119,634)	(67,923,133)
12/31/2018	6,622,936	—	9,578,686	(30,270,990)	(14,069,368)	96,763,845	—	139,465,666	(453,455,685)	(217,226,174)
Class P2
12/31/2019	3,467,619	—	2,307,869	(6,354,724)	(579,236)	47,490,361	—	28,203,174	(93,151,989)	(17,458,454)
12/31/2018	4,285,267	—	1,505,815	(5,891,046)	(99,964)	64,816,126	—	21,984,898	(94,167,590)	(7,366,566)
Class S
12/31/2019	987,382	—	4,330,630	(4,359,328)	958,684	13,291,065	—	51,839,237	(57,792,472)	7,337,830
12/31/2018	932,369	—	2,599,695	(3,942,071)	(410,007)	14,054,054	—	37,435,605	(59,671,623)	(8,181,964)
Class S2
12/31/2019	181,354	—	229,611	(265,935)	145,030	2,344,789	—	2,702,608	(3,350,459)	1,696,938
12/31/2018	118,248	—	139,859	(305,982)	(47,875)	1,775,447	—	1,985,993	(4,534,571)	(773,131)
Russell™ Small Cap Index
Class ADV
12/31/2019	543,901	—	1,030,913	(1,256,517)	318,297	7,302,545	—	12,875,871	(16,676,959)	3,501,457
12/31/2018	886,338	—	485,189	(939,574)	431,953	13,090,242	—	7,219,605	(13,985,625)	6,324,222
Class I
12/31/2019	3,634,621	—	3,648,945	(9,750,141)	(2,466,575)	48,372,625	—	47,253,152	(135,458,828)	(39,833,051)
12/31/2018	4,397,081	—	1,980,667	(6,176,106)	201,642	64,112,367	—	30,423,046	(96,786,273)	(2,250,860)
Class P2
12/31/2019	2,418,801	—	840,034	(1,226,867)	2,031,968	33,270,651	—	10,970,670	(17,690,288)	26,551,033
12/31/2018	2,566,452	—	339,287	(4,781,693)	(1,875,954)	38,885,121	—	5,231,806	(75,728,565)	(31,611,638)
Class S
12/31/2019	17,459,987	—	1,825,027	(3,871,600)	15,413,414	242,358,030	—	23,432,979	(52,994,816)	212,796,193
12/31/2018	1,430,652	—	1,006,586	(3,168,463)	(731,225)	22,186,757	—	15,340,373	(49,114,086)	(11,586,956)
Class S2
12/31/2019	75,275	—	74,876	(170,228)	(20,077)	1,027,769	—	941,927	(2,260,460)	(290,764)
12/31/2018	140,417	—	33,246	(169,869)	3,794	2,125,376	—	497,689	(2,582,360)	40,705
U.S. Bond Index
Class ADV
12/31/2019	207,416	—	48,418	(410,730)	(154,896)	2,216,853	—	518,427	(4,363,202)	(1,627,922)
12/31/2018	330,810	—	52,488	(726,625)	(343,327)	3,372,833	—	537,178	(7,427,402)	(3,517,391)
Class I
12/31/2019	29,681,752	—	4,481,318	(76,407,580)	(42,244,510)	315,231,149	—	48,081,669	(817,253,662)	(453,940,844)
12/31/2018	41,765,342	—	5,368,379	(67,886,268)	(20,752,547)	430,295,891	—	55,157,325	(696,820,016)	(211,366,800)
Class P2
12/31/2019	41,348,500	—	2,508,108	(24,874,065)	18,982,543	440,043,697	—	26,983,015	(265,559,546)	201,467,166
12/31/2018	40,513,543	—	2,000,542	(28,486,261)	14,027,824	415,649,276	—	20,551,311	(292,384,489)	143,816,098
Class S
12/31/2019	1,962,551	—	356,320	(2,598,945)	(280,074)	20,878,300	—	3,819,948	(27,692,438)	(2,994,190)
12/31/2018	1,537,598	—	363,381	(3,310,995)	(1,410,016)	15,789,215	—	3,722,878	(33,960,354)	(14,448,261)
Class S2
12/31/2019	36,402	—	2,596	(15,961)	23,037	384,094	—	27,863	(170,153)	241,804
12/31/2018	41,186	—	4,657	(166,284)	(120,441)	424,534	—	47,700	(1,684,744)	(1,212,510)

(1)
Class I liquidated on November 22, 2019.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of the respective Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2019:
Emerging Markets Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$113,144	$(113,144)	$—
Citigroup Global Markets Inc	83,709	(83,709)	—
Citigroup Global Markets Limited	554,779	(554,779)	—
Credit Suisse AG	58,930	(58,930)	—
Goldman Sachs & Co. LLC	637,682	(637,682)	—
HSBC Bank PLC	217,635	(217,635)	—
J.P. Morgan Securities LLC	176,223	(176,223)	—
Jefferies LLC	259,331	(259,331)	—
JP Morgan Securities, Plc.	37,984	(37,984)	—
Morgan Stanley & Co. LLC	548,485	(548,485)	—
National Financial Services LLC	390,573	(390,573)	—
RBC Capital Markets, LLC	262,861	(262,861)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
SG Americas Securities, LLC	498	(498)	—
UBS AG	248,112	(248,112)	—
Total	$3,589,946	$(3,589,946)	$—

(1)
Collateral with a fair value of  $3,998,017 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

FTSE 100 Index®
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$3,549	$(3,549)	$—
Total	$3,549	$(3,549)	$—

(1)
Collateral with a fair value of  $3,729 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

International Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$1,601,093	$(1,601,093)	$—
Citigroup Global Markets Inc	653,399	(653,399)	—
Citigroup Global Markets Limited	1,340,730	(1,340,730)	—
Cowen Execution Services LLC	7,284,057	(7,284,057)	—
Daiwa Capital Markets America Inc	1,039,134	(1,039,134)	—
Goldman Sachs & Co. LLC	18,920,690	(18,920,690)	—
HSBC Bank PLC	4,030,864	(4,030,864)	—
Jefferies LLC	5,396,091	(5,396,091)	—
JP Morgan Securities, Plc.	753,885	(753,885)	—
Morgan Stanley & Co. International PLC	2,980,717	(2,980,717)	—
Morgan Stanley & Co. LLC	10,295,886	(10,295,886)	—
National Financial Services LLC	943,907	(943,907)	—
Natixis	812,697	(812,697)	—
Nomura Securities International, Inc	325,951	(325,951)	—
State Street Bank and Trust Company	298,688	(298,688)	—
UBS AG	266,000	(266,000)	—
Wells Fargo Securities LLC	509,556	(509,556)	—
Total	$57,453,345	$(57,453,345)	$—

(1)
Collateral with a fair value of  $60,420,837 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Japan TOPIX Index®
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	$26,645	$(26,645)	$—
HSBC Bank PLC	37,564	(37,564)	—
Morgan Stanley & Co. LLC	4,557	(4,557)	—
Nomura Securities International, Inc	5,432	(5,432)	—
Total	$74,198	$(74,198)	$—

(1)
Collateral with a fair value of  $77,971 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$164,004	$(164,004)	$—
Barclays Capital Inc	369,174	(369,174)	—
BMO Capital Markets Corp	463,261	(463,261)	—
BofA Securities Inc	343,676	(343,676)	—
Citadel Securities LLC	14,411	(14,411)	—
Citigroup Global Markets Inc	7,300	(7,300)	—
Credit Suisse AG	536,801	(536,801)	—
Deutsche Bank Securities Inc	422,866	(422,866)	—
Goldman Sachs & Co. LLC	739,622	(739,622)	—
HSBC Bank PLC	122,807	(122,807)	—
J.P. Morgan Securities LLC	599,304	(599,304)	—
Janney Montgomery Scott LLC	286,844	(286,844)	—
Morgan Stanley & Co. LLC	844,875	(844,875)	—
National Financial Services LLC	362,981	(362,981)	—
Natixis Securities America LLC	1,055,006	(1,055,006)	—
RBC Capital Markets, LLC	2,025,664	(2,025,664)	—
Scotia Capital (USA) Inc	935,297	(935,297)	—
UBS Securities LLC	140,820	(140,820)	—
Wells Fargo Securities LLC	25,441	(25,441)	—
Total	$9,460,154	$(9,460,154)	$—

(1)
Collateral with a fair value of  $9,743,535 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$616,604	$(616,604)	$—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	505,873	(505,873)	—
BMO Capital Markets Corp	1,653,115	(1,653,115)	—
BNP Paribas Prime Brokerage Intl Ltd	8,033,745	(8,033,745)	—
BofA Securities Inc	4,951,140	(4,951,140)	—
Citadel Clearing LLC	4,930,732	(4,930,732)	—
Citadel Securities LLC	2,513,731	(2,513,731)	—
Citigroup Global Markets Inc	4,638,209	(4,638,209)	—
Cowen Execution Services LLC	1,616	(1,616)	—
Goldman Sachs & Co. LLC	7,416,049	(7,416,049)	—
HSBC Bank PLC	11,951	(11,951)	—
J.P. Morgan Securities LLC	12,347,356	(12,347,356)	—
Janney Montgomery Scott LLC	500,249	(500,249)	—
Morgan Stanley & Co. LLC	10,308,140	(10,308,140)	—
MUFG Securities Americas Inc	898,294	(898,294)	—
National Bank of Canada Financial Inc	103,492	(103,492)	—
National Financial Services LLC	5,759,661	(5,759,661)	—
Natixis Securities America LLC	2,237,168	(2,237,168)	—
Scotia Capital (USA) Inc	3,675,860	(3,675,860)	—
State Street Bank and Trust Company	24,124,289	(24,124,289)	—
Wells Fargo Bank NA	8,192,124	(8,192,124)	—
Wells Fargo Securities LLC	6,240,713	(6,240,713)	—
Total	$109,660,111	$(109,660,111)	$—

(1)
Collateral with a fair value of  $112,318,953 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Small Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$1,887,349	$(1,887,349)	$—
BMO Capital Markets Corp	550,132	(550,132)	—
BNP Paribas Prime Brokerage Intl Ltd	9,902,111	(9,902,111)	—
BNP Paribas Securities Corp.	112,274	(112,274)	—
BofA Securities Inc	7,200,279	(7,200,279)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Russell™ Small Cap Index (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Cantor Fitzgerald & Co	264,276	(264,276)	—
CIBC World Markets Corporation	735,592	(735,592)	—
Citadel Clearing LLC	6,937,119	(6,937,119)	—
Citadel Securities LLC	943,589	(943,589)	—
Citigroup Global Markets Inc	19,925,822	(19,925,822)	—
Cowen Execution Services LLC	370,293	(370,293)	—
Deutsche Bank Securities Inc	975,670	(975,670)	—
Goldman Sachs & Co. LLC	29,698,496	(29,698,496)	—
HSBC Bank PLC	364,279	(364,279)	—
J.P. Morgan Securities LLC	31,092,904	(31,092,904)	—
Janney Montgomery Scott LLC	30,488	(30,488)	—
Mizuho Securities USA LLC	113,522	(113,522)	—
Morgan Stanley & Co. LLC	19,864,765	(19,864,765)	—
National Bank of Canada Financial Inc	557,763	(557,763)	—
National Financial Services LLC	23,274,017	(23,274,017)	—
Natixis Securities America LLC	652,422	(652,422)	—
Scotia Capital (USA) Inc	1,392,816	(1,392,816)	—
SG Americas Securities, LLC	145,206	(145,206)	—
State Street Bank and Trust Company	27,136,857	(27,136,857)	—
TD Prime Services LLC	321,459	(321,459)	—
UBS AG	287,821	(287,821)	—
Wells Fargo Bank NA	8,220,564	(8,220,564)	—
Wells Fargo Securities LLC	23,928,056	(23,928,056)	—
Total	$216,885,941	$(216,885,941)	$—

(1)
Collateral with a fair value of  $222,576,483 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Bond Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$2,011,955	$(2,011,955)	$—
Barclays Capital Inc	1,095,465	(1,095,465)	—
BNP Paribas	944,945	(944,945)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	1,327,066	(1,327,066)	—
BofA Securities Inc	117,134,493	(117,134,493)	—
Citigroup Global Markets Inc	4,363,574	(4,363,574)	—
Credit Suisse Securities (USA) LLC	1,961,780	(1,961,780)	—
Daiwa Capital Markets America Inc	1,785,021	(1,785,021)	—
Deutsche Bank Securities Inc	3,182,990	(3,182,990)	—
Goldman Sachs & Co. LLC	9,156,996	(9,156,996)	—
Industrial And Commercial Bank Of China	453,401	(453,401)	—
Janney Montgomery Scott LLC	656,866	(656,866)	—
Mizuho Securities USA LLC	518,344	(518,344)	—
Morgan Stanley & Co. LLC	3,806,783	(3,806,783)	—
National Bank Financial Inc	2,191,524	(2,191,524)	—
Nomura Securities International, Inc	4,124,078	(4,124,078)	—
Scotia Capital (USA) Inc	1,157,908	(1,157,908)	—
Societe Generale	58,264,317	(58,264,317)	—
SunTrust Robinson Humphrey, Inc	744,667	(744,667)	—
TD Prime Services LLC	270,786	(270,786)	—
UBS Securities LLC	586,867	(586,867)	—
Wells Fargo Securities LLC	6,313,214	(6,313,214)	—
Total	$222,053,040	$(222,053,040)	$—

(1)
Collateral with a fair value of  $226,859,456 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), paydown gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences(1) have been reclassified as of December 31, 2019:
	Paid-in Capital	Distributable Earnings
Euro STOXX 50® Index	$19,637,837	$(19,637,837)
Hang Seng Index	2,347,495	(2,347,495)
Japan TOPIX Index®	35,624,353	(35,624,353)

(1)
Amounts relate to equalization accounting.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2019			Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Long-term Equalization	Ordinary Income	Long-term Capital Gains
Emerging Markets Index	$15,097,465	$—	$—	$17,147,344	$—
Euro STOXX 50® Index	18,145,734	755,642	19,637,837	10,432,569	6,314,624
FTSE 100 Index®	17,409,703	7,048,948	—	12,095,704	6,512,647
Hang Seng Index	2,692,234	10,009,667	2,347,495	4,078,123	7,246,620
International Index	44,912,243	—	—	44,807,040	—
Japan TOPIX Index®	8,940,700	26,362,280	35,624,353	7,401,803	20,199,907
Russell™ Large Cap Growth Index	7,253,236	32,560,097	—	10,951,219	19,687,926
Russell™ Large Cap Index	14,257,522	29,343,919	—	12,880,463	—
Russell™ Large Cap Value Index	9,151,357	13,839,150	—	11,709,648	10,168,306
Russell™ Mid Cap Growth Index	5,378,995	23,724,609	—	9,125,044	25,069,241
Russell™ Mid Cap Index	27,997,472	239,114,108	—	34,072,419	188,732,497
Russell™ Small Cap Index	16,684,400	78,790,199	—	15,225,430	43,487,089
U.S. Bond Index	79,532,239	—	—	78,816,716	1,213,558
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Emerging Markets Index	$18,398,050	$—	$37,558,685	$(6,247,507)	Short-term	None
Euro STOXX 50® Index	2,392,797	5,608,679	837,985	—	—	—
FTSE 100 Index®	293,862	—	(48,494)	(12,698,124)	Long-term	None
Hang Seng Index	53,525	2,610,863	7,801,055	—	—	—
International Index	62,198,861	—	338,515,751	(5,498,787)	Short-term	None
				(72,248,542)	Long-term	None
				$(77,747,329)
Japan TOPIX Index®	698,140	1,700,083	175,528	—	—	—
Russell™ Large Cap Growth Index	7,936,595	50,947,440	536,866,013	—	—	—
Russell™ Large Cap Index	16,507,117	36,350,266	695,484,723	—	—	—
Russell™ Large Cap Value Index	9,167,046	24,435,186	129,834,885	—	—	—
Russell™ Mid Cap Growth Index	1,020,324	37,098,202	145,065,731	—	—	—
Russell™ Mid Cap Index	21,431,462	173,311,284	715,474,354	—	—	—
Russell™ Small Cap Index	12,958,949	49,373,626	285,926,825	—	—	—
U.S. Bond Index	31,781,143	6,244,971	110,414,048	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.
NOTE 15 — AUDITOR CHANGE (UNAUDITED)
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Company, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 16 — SUBSEQUENT EVENTS
Dividends:   Subsequent to December 31, 2019, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
U.S. Bond Index
Class ADV	$0.0198	February 3, 2020	Daily
Class I	$0.0246	February 3, 2020	Daily
Class P2	$0.0269	February 3, 2020	Daily
Class S	$0.0222	February 3, 2020	Daily
Class S2	$0.0208	February 3, 2020	Daily
Portfolio Liquidation: On January 24, 2020, the Board approved a proposal to liquidate Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index, and Japan TOPIX Index®. The proposed liquidations are subject to approval by shareholders of the Portfolios at a shareholder meeting

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 16 — SUBSEQUENT EVENTS (continued)

scheduled to be held on or about April 16, 2020. The Portfolios will notify their shareholders if shareholder approval of the proposed liquidations is not obtained. If shareholder approval of the proposed liquidations is obtained, it is expected that the liquidations will take place on or about April 24, 2020.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.2%
	Argentina : 0.2%
42,959 (1)	Other Securities	$980,536	0.2

	Brazil: 4.9%
466,500	Ambev SA	2,165,102	0.3
204,569	B3 SA - Brasil Bolsa Balcao	2,185,182	0.3
119,144	Banco Bradesco SA	1,009,082	0.2
15,600 (2)	Hapvida Participacoes e Investimentos SA	247,804	0.0
293,200	Petroleo Brasileiro SA	2,332,364	0.4
313,474	Vale SA	4,153,470	0.7
2,290,576 (1)	Other Securities	18,533,708	3.0
		30,626,712	4.9
	Chile: 0.7%
33,292,625 (1)	Other Securities	4,182,328	0.7

	China: 33.7%
128,000 (2)(3)	3SBio, Inc.	165,825	0.0
166,889 (3)	Alibaba Group Holding Ltd. ADR	35,397,157	5.7
360,000 (3)	Alibaba Health Information Technology Ltd.	415,827	0.1
1,470,000 (3)	Alibaba Pictures Group Ltd.	258,479	0.1
28,750 (2)	A-Living Services Co. Ltd.	99,208	0.0
174,500 (2)	BAIC Motor Corp. Ltd. - H Shares	99,155	0.0
27,394 (3)	Baidu, Inc. ADR	3,462,602	0.6
247,900	Bank of China Ltd. - A Shares	131,404	0.0
7,787,000	Bank of China Ltd. - H Shares	3,328,774	0.5
1,114,000 (2)	CGN Power Co. Ltd. - H Shares	297,496	0.1
9,445,000	China Construction Bank - H Shares	8,189,212	1.3
1,045,000 (2)	China Huarong Asset Management Co. Ltd. - H Shares	165,056	0.0
125,600 (2)	China International Capital Corp. Ltd. - H Shares	242,165	0.0
742,000	China Life Insurance Co., Ltd. - H Shares	2,063,990	0.3
26,400 (2)(3)	China Literature Ltd. - H Shares	110,004	0.0
388,380	China Merchants Bank Co., Ltd. - H Shares	1,996,712	0.3
608,000	China Mobile Ltd.	5,137,513	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
147,000 (2)	China Railway Signal & Communication Corp. Ltd. - H Shares	$82,078	0.0
146,000	China Resources Beer Holdings Co Ltd.	807,611	0.1
248,000	China Resources Cement Holdings Ltd. - H Shares	315,698	0.1
90,000	China Resources Gas Group Ltd.	494,529	0.1
274,444	China Resources Land Ltd.	1,365,451	0.2
169,500 (2)	China Resources Pharmaceutical Group Ltd.	157,135	0.0
196,000	China Resources Power Holdings Co.	275,203	0.1
10,100	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - A Shares	45,947	0.0
4,184,000 (2)	China Tower Corp. Ltd. - H Shares	924,372	0.2
1,767,000	CNOOC Ltd.	2,938,222	0.5
209,000 (2)	Dali Foods Group Co. Ltd.	154,839	0.0
55,600 (2)	Fuyao Glass Industry Group Co. Ltd. - H Shares	170,246	0.0
65,600 (2)	Guotai Junan Securities Co. Ltd. - H Shares	116,227	0.0
39,000 (2)(4)	Haidilao International Holding Ltd.	156,633	0.0
1,908,000 (3)(5)(6)	Hanergy Mobile Energy Holding Group Co Ltd.	—	—
24,000 (2)(3)	Hansoh Pharmaceutical Group Co. Ltd.	79,928	0.0
46,000 (2)	Hua Hong Semiconductor Ltd.	104,778	0.0
164,800 (2)	Huatai Securities Co. Ltd. - H Shares	291,469	0.1
6,404,000	Industrial & Commercial Bank of China - H Shares	4,940,872	0.8
62,000 (2)(3)	Innovent Biologics, Inc.	211,617	0.0
73,464 (3)	JD.com, Inc. ADR	2,588,137	0.4
37,800 (2)	Legend Holdings Corp. - H Shares	85,701	0.0
179,000 (2)	Longfor Group Holdings Ltd.	838,253	0.1
114,500 (2)	Luye Pharma Group Ltd. - H Shares	85,844	0.0
7,043	NetEase, Inc. ADR	2,159,665	0.4
14,291 (3)	New Oriental Education & Technology Group, Inc. ADR	1,732,784	0.3

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
27,600 (2)(3)	Ping An Healthcare and Technology Co. Ltd.	$201,444	0.0
63,100	Ping An Insurance Group Co. of China Ltd. - A Shares	775,438	0.1
554,500	Ping An Insurance Group Co. of China Ltd. - H Shares	6,561,658	1.1
801,000 (2)	Postal Savings Bank of China Co. Ltd. - H Shares	544,750	0.1
38,409 (3)	TAL Education Group ADR	1,851,314	0.3
567,500	Tencent Holdings Ltd.	27,339,969	4.4
11,220 (2)	WuXi AppTec Co. Ltd. - H Shares	139,109	0.0
56,500 (2)(3)	Wuxi Biologics Cayman, Inc. - H Shares	715,598	0.1
776,000 (2)(3)	Xiaomi Corp. - B Shares	1,074,664	0.2
27,100 (2)(3)(4)	ZhongAn Online P&C Insurance Co. Ltd. - H Shares	97,777	0.0
61,851,783 (1)(7)(8)	Other Securities	88,831,923	14.2
		210,817,462	33.7
	Colombia: 0.3%
613,185	Other Securities	2,101,503	0.3

	Czech Republic: 0.1%
49,805 (2)	Moneta Money Bank AS	186,876	0.0
25,024	Other Securities	675,721	0.1
		862,597	0.1
	Egypt: 0.1%
299,521	Other Securities	865,330	0.1

	Greece: 0.3%
537,078 (1)(8)	Other Securities	1,840,472	0.3

	Hungary: 0.3%
77,176	Other Securities	1,886,760	0.3

	India: 8.5%
13,000 (2)(3)	Avenue Supermarts Ltd.	335,010	0.1
208,651	Axis Bank Ltd.	2,205,627	0.3
39,711 (2)	Bandhan Bank Ltd.	282,873	0.0
3,213 (2)	HDFC Asset Management Co. Ltd.	144,068	0.0
47,221 (2)	HDFC Life Insurance Co., Ltd.	414,339	0.1
65,184	Hindustan Unilever Ltd.	1,756,645	0.3
162,873	Housing Development Finance Corp.	5,507,136	0.9
456,243	ICICI Bank Ltd.	3,460,041	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
14,274 (2)	ICICI Lombard General Insurance Co. Ltd.	$277,328	0.0
23,315 (2)	ICICI Prudential Life Insurance Co. Ltd.	157,588	0.0
337,531	Infosys Ltd.	3,475,907	0.6
9,612 (2)	InterGlobe Aviation Ltd.	179,580	0.0
282,764	Reliance Industries Ltd.	5,998,022	1.0
29,041 (2)	SBI Life Insurance Co. Ltd.	391,423	0.1
89,200	Tata Consultancy Services Ltd.	2,701,438	0.4
4,531,435 (1)	Other Securities	25,856,495	4.1
		53,143,520	8.5
	Indonesia: 1.9%
981,500	Bank Central Asia Tbk PT	2,360,514	0.4
5,514,100	Bank Rakyat Indonesia	1,745,356	0.3
24,055,231 (1)	Other Securities	7,706,227	1.2
		11,812,097	1.9
	Malaysia: 1.8%
6,952,896 (1)(8)	Other Securities	11,105,107	1.8

	Mexico: 2.3%
3,330,300	America Movil SAB de CV	2,659,661	0.4
193,300	Fomento Economico Mexicano SAB de CV	1,823,149	0.3
4,538,435 (1)	Other Securities	9,956,472	1.6
		14,439,282	2.3
	Pakistan: 0.0%
153,300	Other Securities	162,969	0.0

	Peru: 0.3%
28,826	Other Securities	1,769,995	0.3

	Philippines: 0.9%
5,984,561 (1)(8)	Other Securities	5,866,111	0.9

	Poland: 0.9%
4,930 (2)(3)	Dino Polska SA	187,058	0.0
641,956 (1)	Other Securities	5,222,010	0.9
		5,409,068	0.9
	Qatar: 0.9%
449,026	Qatar National Bank QPSC	2,540,755	0.4
1,899,606	Other Securities	3,119,720	0.5
		5,660,475	0.9
	Romania: 0.1%
38,160	Other Securities	337,404	0.1

	Russia: 3.8%
1,054,023	Gazprom PJSC	4,354,887	0.7
38,841	Lukoil PJSC	3,855,009	0.6

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Russia (continued)
6,295	MMC Norilsk Nickel OJSC	$1,936,645	0.3
9,001	Novatek PJSC GDR	1,827,203	0.3
1,067,232	Sberbank of Russia PJSC	4,383,273	0.7
150,397	Tatneft PJSC	1,842,433	0.3
335,119,048	Other Securities	5,428,214	0.9
		23,627,664	3.8
	Saudi Arabia: 2.5%
123,393	Al Rajhi Bank	2,151,752	0.3
98,845 (2)(3)	Saudi Arabian Oil Co.	928,821	0.1
75,142	Saudi Basic Industries Corp.	1,882,395	0.3
1,256,248 (1)	Other Securities	10,969,408	1.8
		15,932,376	2.5
	Singapore: 0.0%
21,700 (2)	BOC Aviation Ltd.	220,694	0.0

	South Africa: 4.6%
43,422	Naspers Ltd.	7,105,881	1.1
3,997,413 (1)(7)	Other Securities	21,651,864	3.5
		28,757,745	4.6
	South Korea: 10.9%
1,379	Hyundai Department Store Co. Ltd.	98,887	0.0
7,724	Hyundai Engineering & Construction Co. Ltd.	281,767	0.1
1,929	Hyundai Glovis Co., Ltd.	238,011	0.0
968	Hyundai Heavy Industries Holdings Co., Ltd.	282,510	0.1
6,318	Hyundai Marine & Fire Insurance Co., Ltd.	147,051	0.0
6,599	Hyundai Mobis Co. Ltd.	1,459,967	0.2
14,743	Hyundai Motor Co.	1,535,584	0.3
8,147	Hyundai Steel Co.	220,883	0.0
4,539	LG Chem Ltd.	1,243,933	0.2
9,342	LG Corp.	595,249	0.1
22,848 (3)	LG Display Co., Ltd.	319,646	0.1
10,556 (3)	LG Electronics, Inc.	655,709	0.1
923	LG Household & Health Care Ltd.	1,002,611	0.2
1,483	LG Innotek Co. Ltd.	178,747	0.0
10,715	LG Uplus Corp.	131,422	0.0
13,883	NAVER Corp.	2,233,704	0.4
2,530 (2)(3)	Netmarble Corp.	201,735	0.0
3,198 (2)	Orange Life Insurance Ltd.	78,038	0.0
7,753	POSCO	1,575,904	0.3
2,454	POSCO Chemtech Co. Ltd.	104,279	0.0
4,796	Posco International Corp.	77,153	0.0
1,641 (2)(3)	Samsung Biologics Co. Ltd.	612,387	0.1
8,411	Samsung C&T Corp.	787,485	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
3,308	Samsung Card Co.	$110,415	0.0
5,552	Samsung Electro-Mechanics Co. Ltd.	597,180	0.1
472,346	Samsung Electronics Co., Ltd.	22,760,881	3.6
15,602 (3)	Samsung Engineering Co. Ltd.	257,842	0.0
3,044	Samsung Fire & Marine Insurance Co. Ltd.	639,957	0.1
43,817 (3)	Samsung Heavy Industries Co., Ltd.	274,388	0.1
6,809	Samsung Life Insurance Co. Ltd.	437,749	0.1
5,452 (3)	Samsung SDI Co., Ltd.	1,110,645	0.2
3,406	Samsung SDS Co. Ltd.	571,612	0.1
6,696	Samsung Securities Co. Ltd.	223,012	0.0
3,475	SK Holdings Co. Ltd.	783,955	0.1
53,930	SK Hynix, Inc.	4,386,545	0.7
5,466	SK Innovation Co. Ltd.	707,396	0.1
1,996	SK Telecom Co., Ltd.	411,273	0.1
616,719 (1)	Other Securities	20,805,420	3.3
		68,140,932	10.9
	Taiwan: 11.6%
1,233,170	HON HAI Precision Industry Co., Ltd.	3,740,840	0.6
149,820	MediaTek, Inc.	2,219,896	0.4
2,436,000	Taiwan Semiconductor Manufacturing Co., Ltd.	26,961,233	4.3
29,077,473 (1)	Other Securities	39,380,252	6.3
		72,302,221	11.6
	Thailand: 2.5%
14,441,893 (7)	Other Securities	15,825,932	2.5

	Turkey: 0.5%
1,276,993 (1)	Other Securities	2,983,497	0.5

	United Arab Emirates: 0.6%
1,902,566	Other Securities	3,694,552	0.6
	Total Common Stock (Cost $533,188,664)	595,355,341	95.2
PREFERRED STOCK: 3.3%
	Brazil: 2.5%
398,805	Banco Bradesco SA	3,585,845	0.6
478,325	Itau Unibanco Holding S.A.	4,411,429	0.7
416,300	Petroleo Brasileiro SA	3,123,259	0.5
813,106	Other Securities	4,209,707	0.7
		15,330,240	2.5

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 3.3%
	Chile: 0.1%
45,910	Other Securities	$406,051	0.1

	Colombia:0.0%
374,664	Other Securities	166,404	0.0

	Russia: 0.1%
673,166	Other Securities	532,318	0.1

	South Korea: 0.6%
734	LG Chem Ltd.	109,651	0.0
212	LG Household & Health Care Ltd.	141,245	0.0
81,371	Samsung Electronics Co., Ltd.	3,185,825	0.5
6,956 (1)	Other Securities	464,459	0.1
		3,901,180	0.6
	Total Preferred Stock (Cost $16,949,341)	20,336,193	3.3
RIGHTS: 0.0%
	Brazil: 0.0%
713 (1)	Other Securities	1,739	0.0

	China: —%
3,223 (1)(8)	Other Securities	—	—

	India: 0.0%
1,153 (1)	Other Securities	4,683	0.0
	Total Rights (Cost $—)	6,422	0.0
WARRANTS: — %
	Thailand: —%
66,040(1)	Other Securities	—	—
	Total Warrants (Cost $—)	—	—

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	India: 0.0%
INR 171,360	Other Securities	2,452	0.0
	Total Corporate Bonds/ Notes (Cost $2,446)	2,452	0.0
	Total Long-Term Investments (Cost $550,140,451)	615,700,408	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 0.6%
1,000,000 (9)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,020,089, due 09/01/24-11/01/49)	$1,000,000	0.1
998,017 (9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $998,104, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $1,018,068, due 01/15/20-11/15/48)	998,017	0.1
1,000,000 (9)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,020,000, due 02/13/20-09/20/69)	1,000,000	0.2

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (9)	MUFG Securities America Inc., Repurchase Agreement dated 12/31/ 19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 05/01/25-11/01/49)	$1,000,000	0.2
	Total Repurchase Agreements (Cost $3,998,017)	3,998,017	0.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
7,518,000 (10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $7,518,000)	7,518,000	1.2
	Total Short-Term Investments (Cost $11,516,017)	11,516,017	1.8
	Total Investments in Securities (Cost $561,656,468)	$627,216,425	100.3
	Liabilities in Excess of Other Assets	(1,882,121)	(0.3)
	Net Assets	$625,334,304	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Non-income producing security.

(4)
Security, or a portion of the security, is on loan.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)
The grouping contains securities on loan.

(8)
The grouping contains Level 3 securities.

(9)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of December 31, 2019.

Currency Abbreviations:
INR
Indian Rupee

Sector Diversification	Percentage of Net Assets
Financials	23.9%
Information Technology	15.5
Consumer Discretionary	13.9
Communication Services	10.9
Materials	7.3
Energy	7.3
Consumer Staples	6.2
Industrials	5.2
Real Estate	2.9
Health Care	2.8
Utilities	2.6
Consumer, Non-cyclical	0.0
Financial	0.0
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Argentina	$980,536	$—	$—	$980,536
Brazil	30,626,712	—	—	30,626,712
Chile	4,182,328	—	—	4,182,328
China	57,421,240	153,394,302	1,920	210,817,462
Colombia	2,101,503	—	—	2,101,503
Czech Republic	382,382	480,215	—	862,597
Egypt	865,330	—	—	865,330
Greece	259,644	1,580,828	—	1,840,472
Hungary	307,361	1,579,399	—	1,886,760
India	9,632,352	43,511,168	—	53,143,520
Indonesia	—	11,812,097	—	11,812,097
Malaysia	1,011,621	10,093,486	—	11,105,107
Mexico	14,439,282	—	—	14,439,282
Pakistan	112,248	50,721	—	162,969
Peru	1,769,995	—	—	1,769,995
Philippines	2,013,933	3,852,178	—	5,866,111
Poland	957,302	4,451,766	—	5,409,068
Qatar	2,518,336	3,142,139	—	5,660,475
Romania	—	337,404	—	337,404
Russia	3,829,655	19,798,009	—	23,627,664
Saudi Arabia	2,053,054	13,879,322	—	15,932,376
Singapore	—	220,694	—	220,694
South Africa	7,005,289	21,752,456	—	28,757,745
South Korea	932,752	67,208,180	—	68,140,932
Taiwan	612,736	71,689,485	—	72,302,221
Thailand	—	15,825,932	—	15,825,932
Turkey	405,875	2,577,622	—	2,983,497
United Arab Emirates	884,071	2,810,481	—	3,694,552
Total Common Stock	145,305,537	450,047,884	1,920	595,355,341
Preferred Stock	16,034,733	4,301,460	—	20,336,193
Rights	—	6,422	—	6,422
Warrants	—	—	—	—
Corporate Bonds/Notes	—	2,452	—	2,452
Short-Term Investments	7,518,000	3,998,017	—	11,516,017
Total Investments, at fair value	$168,858,270	$458,356,235	$1,920	$627,216,425
Other Financial Instruments+
Futures	248,871	—	—	248,871
Total Assets	$169,107,141	$458,356,235	$1,920	$627,465,296

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, Voya Emerging Markets Index Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Hanergy Mobile Energy Holding Group Co Ltd.	6/11/2019	$951,967	$—
		$951,967	$—
At December 31, 2019, the following futures contracts were outstanding for Voya Emerging Markets Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI Emerging Markets Index	183	03/20/20	$10,249,830	$248,871
			$10,249,830	$248,871
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$248,871
Total Asset Derivatives		$248,871

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(85,677)	$—	$(85,677)
Equity contracts	—	1,867,168	1,867,168
Total	$(85,677)	$1,867,168	$1,781,491
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(13,190)	$—	$(13,190)
Equity contracts	—	266,758	266,758
Total	$(13,190)	$266,758	$253,568
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $591,002,060.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$97,096,425
Gross Unrealized Depreciation	(59,537,740)
Net Unrealized Appreciation	$37,558,685
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 86.7%
	Belgium: 2.0%
4,227	Anheuser-Busch InBev SA/NV	$346,195	2.0

	Finland: 0.6%
28,310	Nokia OYJ - Finland	104,715	0.6

	France: 31.8%
2,376	Air Liquide SA	336,849	2.0
10,382	AXA S.A.	293,358	1.7
5,793	BNP Paribas	344,327	2.0
3,257	Danone	270,482	1.6
9,341	Engie SA	151,309	0.9
1,491	EssilorLuxottica SA	227,947	1.3
374	Kering SA	246,435	1.4
1,218	L’Oreal S.A.	360,173	2.1
1,343	LVMH Moet Hennessy Louis Vuitton SE	625,779	3.6
10,295	Orange SA	151,298	0.9
1,814	Safran S.A.	280,191	1.6
5,700	Sanofi	572,439	3.3
2,761	Schneider Electric SE	283,666	1.6
4,287	Societe Generale	149,608	0.9
13,395	Total SA	743,299	4.3
2,805	Vinci SA	312,404	1.8
4,518	Vivendi SA	130,831	0.8
		5,480,395	31.8

	Germany: 23.8%
926	Adidas AG	301,015	1.8
2,095	Allianz SE	513,336	3.0
4,614	BASF SE	347,605	2.0
4,684	Bayer AG	380,795	2.2
1,610	Bayerische Motoren Werke AG	131,869	0.8
4,217	Daimler AG	233,135	1.3
955	Deutsche Boerse AG	149,757	0.9
4,936	Deutsche Post AG	187,688	1.1
16,290	Deutsche Telekom AG	266,215	1.5
2,064	Fresenius SE & Co. KGaA	116,149	0.7
725	Muenchener Rueckversicherungs- Gesellschaft AG	213,943	1.2
5,469	SAP SE	736,121	4.3
4,014	Siemens AG	524,197	3.0
		4,101,825	23.8

	Ireland: 0.9%
3,971	CRH PLC	159,273	0.9

	Italy: 4.2%
39,022	Enel S.p.A.	309,985	1.8
12,760	ENI S.p.A.	198,180	1.1
81,982	Intesa Sanpaolo SpA	215,957	1.3
		724,122	4.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: 12.0%
2,881	Airbus SE	$422,832	2.4
2,138	ASML Holding NV	632,972	3.7
19,572	ING Groep NV	235,304	1.4
5,529	Koninklijke Ahold Delhaize NV	138,626	0.8
4,547	Koninklijke Philips NV	222,275	1.3
7,312	Unilever NV	419,643	2.4
		2,071,652	12.0

	Spain: 8.0%
2,166	Amadeus IT Group SA	177,389	1.0
33,494	Banco Bilbao Vizcaya Argentaria SA	188,047	1.1
83,471	Banco Santander SA	349,975	2.0
29,219	Iberdrola S.A.	301,120	1.8
5,583	Industria de Diseno Textil SA	197,307	1.1
23,405	Telefonica S.A.	163,674	1.0
		1,377,512	8.0

	United Kingdom: 3.4%
2,773	Linde PLC	595,008	3.4
	Total Common Stock (Cost $13,941,518)	14,960,697	86.7
PREFERRED STOCK: 1.1%
	Germany: 1.1%
919	Volkswagen AG	180,895	1.1
	Total Preferred Stock (Cost $152,499)	180,895	1.1
	Total Long-Term Investments (Cost $14,094,017)	15,141,592	87.8
SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
224,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $224,000)	224,000	1.3
	Total Short-Term Investments (Cost $224,000)	224,000	1.3
	Total Investments in Securities (Cost $14,318,017)	$15,365,592	89.1
	Assets in Excess of Other Liabilities	1,887,237	10.9
	Net Assets	$17,252,829	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2019 (continued)

Sector Diversification	Percentage of Net Assets
Financials	15.4%
Consumer Discretionary	12.5
Industrials	11.6
Information Technology	9.6
Consumer Staples	8.9
Materials	8.3
Health Care	7.5
Sector Diversification	Percentage of Net Assets
Energy	5.5
Utilities	4.4
Communication Services	4.1
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	10.9
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$346,195	$—	$346,195
Finland	—	104,715	—	104,715
France	—	5,480,395	—	5,480,395
Germany	301,015	3,800,810	—	4,101,825
Ireland	—	159,273	—	159,273
Italy	—	724,122	—	724,122
Netherlands	—	2,071,652	—	2,071,652
Spain	—	1,377,512	—	1,377,512
United Kingdom	—	595,008	—	595,008
Total Common Stock	301,015	14,659,682	—	14,960,697
Preferred Stock	—	180,895	—	180,895
Short-Term Investments	224,000	—	—	224,000
Total Investments, at fair value	$525,015	$14,840,577	$—	$15,365,592
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,978	—	2,978
Futures	11,752	—	—	11,752
Total Assets	$536,767	$14,843,555	$—	$15,380,322
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,592)	$—	$(2,592)
Total Liabilities	$—	$(2,592)	$—	$(2,592)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 57,520	EUR 51,000	Morgan Stanley Capital Services LLC	03/18/20	$42
USD 145,830	EUR 131,000	The Bank of New York Mellon	03/18/20	(1,807)
EUR 65,000	USD 72,737	The Bank of New York Mellon	03/18/20	519
USD 106,280	EUR 95,000	The Bank of New York Mellon	03/18/20	(785)
EUR 448,000	USD 502,480	The Bank of New York Mellon	03/18/20	2,417
				$386
At December 31, 2019, the following futures contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
EURO STOXX 50® Index	51	03/20/20	$2,133,247	$11,752
			$2,133,247	$11,752
Currency Abbreviations
EUR – EU Euro
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,978
Equity contracts	Net Assets — Unrealized appreciation*	11,752
Total Asset Derivatives		$14,730
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,592
Total Liability Derivatives		$2,592

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(151,413)	$—	$(151,413)
Equity contracts	—	743,284	743,284
Total	$(151,413)	$743,284	$591,871
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(23,529)	$—	$(23,529)
Equity contracts	—	41,597	41,597
Total	$(23,529)	$41,597	$18,068
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:
	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$42	$2,936	$2,978
Total Assets	$42	$2,936	$2,978
Liabilities:
Forward foreign currency contracts	$—	$2,592	$2,592
Total Liabilities	$—	$2,592	$2,592
Net OTC derivative instruments by counterparty, at fair value	$42	$344	386
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$42	$344	$386

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $14,533,491.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,789,313
Gross Unrealized Depreciation	(951,328)
Net Unrealized Appreciation	$837,985
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Australia: 1.9%
3,639	BHP Group PLC	$85,276	1.9

	Germany: 0.2%
762	Other Securities	9,617	0.2

	Ireland: 1.1%
723	Other Securities	47,493	1.1

	Netherlands: 9.3%
7,364	Royal Dutch Shell PLC - Class A	218,081	4.9
6,562	Royal Dutch Shell PLC - Class B	194,785	4.4
		412,866	9.3
	Russia: 0.2%
542	Other Securities	8,572	0.2

	Switzerland: 1.6%
18,964	Glencore PLC	59,049	1.3
340	Other Securities	11,557	0.3
		70,606	1.6
	United Arab Emirates: 0.1%
151 (1)	Other Securities	3,538	0.1

	United Kingdom: 83.4%
1,666	3i Group PLC	24,243	0.5
2,189	Anglo American PLC	62,886	1.4
796	Ashtead Group PLC	25,452	0.6
608	Associated British Foods PLC	20,916	0.5
2,298	AstraZeneca PLC	230,013	5.2
1,590 (2)	Auto Trader Group PLC	12,557	0.3
6,833	Aviva PLC	37,927	0.8
5,601	BAE Systems PLC	41,937	0.9
30,076	Barclays PLC	71,716	1.6
34,875	BP PLC	219,393	4.9
3,996	British American Tobacco PLC	169,840	3.8
15,283	BT Group PLC	38,944	0.9
714	Burberry Group PLC	20,846	0.5
2,773	Compass Group PLC	69,497	1.6
1,395	CRH PLC - London	56,263	1.3
4,036	Diageo PLC	170,065	3.8
1,588	Experian PLC	53,833	1.2
397	Ferguson PLC	36,130	0.8
8,581	GlaxoSmithKline PLC	201,629	4.5
35,450	HSBC Holdings PLC	277,520	6.2
1,667	Imperial Brands PLC	41,242	0.9
2,181	Informa PLC	24,806	0.6
319	InterContinental Hotels Group PLC	21,920	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
2,776	International Consolidated Airlines Group SA	$22,969	0.5
283	Intertek Group PLC	21,929	0.5
10,359	Legal & General Group PLC	41,613	0.9
122,406	Lloyds Banking Group Plc	101,405	2.3
549	London Stock Exchange Group PLC	56,422	1.3
8,419	Melrose Industries PLC	26,817	0.6
848	Mondi PLC	19,885	0.4
6,087	National Grid PLC	76,071	1.7
224	Next PLC	20,873	0.5
555	Persimmon PLC	19,824	0.4
4,548	Prudential PLC	87,143	1.9
1,101	Reckitt Benckiser Group PLC	89,433	2.0
3,291	Relx PLC (GBP Exchange)	83,076	1.9
1,925	Rio Tinto PLC	113,951	2.6
3,017	Rolls-Royce Holdings PLC	27,268	0.6
7,948	Royal Bank of Scotland Group PLC	25,497	0.6
1,907	Segro PLC	22,708	0.5
1,531	Smith & Nephew PLC	36,899	0.8
1,812	SSE PLC	34,559	0.8
4,606	Standard Chartered PLC	43,403	1.0
16,927	Tesco PLC	57,207	1.3
1,907	Unilever PLC	109,162	2.4
46,995	Vodafone Group PLC	91,236	2.0
2,139	WPP PLC	30,101	0.7
72,047 (3)	Other Securities	532,022	11.9
		3,721,048	83.4
	Total Common Stock (Cost $4,083,868)	4,359,016	97.8
EXCHANGE-TRADED FUNDS: 1.6%
7,447	iShares Core FTSE 100 UCITS ETF	73,402	1.6
	Total Exchange-Traded Funds (Cost $70,385)	73,402	1.6
PREFERRED STOCK: 0.0%
	United Kingdom: 0.0%
140,254 (3)	Other Securities	186	0.0
	Total Preferred Stock (Cost $180)	186	0.0
CLOSED-END FUNDS: 0.4%
	United Kingdom: 0.4%
2,560	Other Securities	19,672	0.4
	Total Closed-End Funds (Cost $17,136)	19,672	0.4
	Total Long-Term Investments (Cost $4,171,569)	4,452,276	99.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 0.1%
3,729 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.64%, due 01/02/20 (Repurchase Amount $3,729, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $3,804, due 01/15/20-11/15/48) (Cost $3,729)	$3,729	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
48,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $48,000)	48,000	1.1
	Total Short-Term Investments (Cost $51,729)	51,729	1.2
	Total Investments in Securities (Cost $4,223,298)	$4,504,005	101.0
	Liabilities in Excess of Other Assets	(45,137)	(1.0)
	Net Assets	$4,458,868	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains non-income producing securities.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2019.

Sector Diversification	Percentage of Net Assets
Financials	19.5%
Consumer Staples	15.4
Energy	14.2
Health Care	10.7
Materials	10.6
Industrials	9.9
Consumer Discretionary	6.6
Communication Services	5.3
Utilities	3.4
Exchange-Traded Funds	1.6
Real Estate	1.2
Information Technology	1.0
Financial	0.4
Short-Term Investments	1.2
Liabilities in Excess of Other Assets	(1.0)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$85,276	$—	$85,276
Germany	—	9,617	—	9,617
Ireland	—	47,493	—	47,493
Netherlands	—	412,866	—	412,866
Russia	—	8,572	—	8,572
Switzerland	—	70,606	—	70,606
United Arab Emirates	—	3,538	—	3,538
United Kingdom	77,365	3,643,683	—	3,721,048
Total Common Stock	77,365	4,281,651	—	4,359,016
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Exchange-Traded Funds	—	73,402	—	73,402
Preferred Stock	—	186	—	186
Closed-End Funds	—	19,672	—	19,672
Short-Term Investments	48,000	3,729	—	51,729
Total Investments, at fair value	$125,365	$4,378,640	$—	$4,504,005
Other Financial Instruments+
Forward Foreign Currency Contracts	—	511	—	511
Total Assets	$125,365	$4,379,151	$—	$4,504,516
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(443)	$—	$(443)
Total Liabilities	$—	$(443)	$—	$(443)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya FTSE 100 Index® Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 21,000	USD 27,927	Barclays Bank PLC	03/18/20	$(53)
USD 15,538	GBP 12,000	The Bank of New York Mellon	03/18/20	(390)
USD 60,109	GBP 44,900	The Bank of New York Mellon	03/18/20	511
				$68
Currency Abbreviations
GBP –  British Pound
USD –  United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$511
Total Asset Derivatives		$511
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$443
Total Liability Derivatives		$443

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$162,016	$—	$162,016
Equity contracts	—	681,338	681,338
Total	$162,016	$681,338	$843,354
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(37,216)	$—	$(37,216)
Equity contracts	—	6,877	6,877
Total	$(37,216)	$6,877	$(30,339)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:
	Barlcays Bank PLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$511	$511
Total Assets	$—	$511	$511
Liabilities:
Forward foreign currency contracts	$53	$390	$443
Total Liabilities	$53	$390	$443
Net OTC derivative instruments by counterparty, at fair value	$(53)	$121	68
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(53)	$121	$68

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $4,589,446.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$402,401
Gross Unrealized Depreciation	(450,895)
Net Unrealized Depreciation	$(48,494)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.1%
	China: 53.8%
11,000	AAC Technologies Holdings, Inc.	$96,030	0.4
1,335,746	Bank of China Ltd. - H Shares	571,003	2.7
147,451	Bank of Communications Co., Ltd. - H Shares	104,776	0.5
62,129	BOC Hong Kong Holdings Ltd.	215,676	1.0
1,819,107	China Construction Bank - H Shares	1,577,242	7.5
124,911	China Life Insurance Co., Ltd. - H Shares	347,460	1.6
46,000	China Mengniu Dairy Co., Ltd.	186,074	0.9
103,101	China Mobile Ltd.	871,189	4.2
64,991	China Overseas Land & Investment Ltd.	253,114	1.2
408,438	China Petroleum & Chemical Corp. - H Shares	245,933	1.2
46,444	China Resources Land Ltd.	231,075	1.1
57,341	China Shenhua Energy Co., Ltd. - H Shares	119,895	0.6
103,110	China Unicom Hong Kong Ltd.	97,091	0.5
121,811	CITIC Ltd.	162,583	0.8
300,714	CNOOC Ltd.	500,036	2.4
127,000	Country Garden Holdings Co. Ltd.	203,267	1.0
78,000	CSPC Pharmaceutical Group Ltd.	186,139	0.9
92,000	Geely Automobile Holdings Ltd.	180,128	0.8
12,000	Hengan International Group Co., Ltd.	85,477	0.4
1,240,340	Industrial & Commercial Bank of China H Shares	956,958	4.6
354,604	PetroChina Co., Ltd. - H Shares	178,506	0.8
93,932	Ping An Insurance Group Co. of China Ltd. - H Shares	1,111,541	5.3
13,900	Shenzhou International Group Holdings Ltd.	203,150	1.0
116,000	Sino Biopharmaceutical Ltd.	162,286	0.8
12,000	Sunny Optical Technology Group Co. Ltd.	207,913	1.0
44,275	Tencent Holdings Ltd.	2,132,999	10.2
94,000	Want Want China Holdings Ltd.	87,802	0.4
		11,275,343	53.8

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong: 30.3%
185,600	AIA Group Ltd.	1,952,135	9.3
43,536	CK Asset Holdings Ltd.	314,166	1.5
45,332	CK Hutchison Holdings Ltd.	432,263	2.1
13,330	CK Infrastructure Holdings Ltd.	94,865	0.4
31,931	CLP Holdings Ltd.	335,193	1.6
33,706	Hang Lung Properties Ltd.	74,010	0.3
12,843	Hang Seng Bank Ltd.	265,464	1.3
24,828	Henderson Land Development Co., Ltd.	121,832	0.6
171,043	Hong Kong & China Gas	334,196	1.6
20,141	Hong Kong Exchanges and Clearing Ltd.	654,335	3.1
35,000	Link REIT	370,789	1.8
25,643	MTR Corp.	151,538	0.7
103,100	New World Development Ltd.	141,324	0.7
23,322	Power Assets Holdings Ltd.	170,615	0.8
51,265	Sino Land Co.	74,412	0.4
19,555	Sun Hung Kai Properties Ltd.	299,482	1.4
8,591	Swire Pacific Ltd. - Class A	79,808	0.4
24,500	Techtronic Industries Co., Ltd.	199,961	1.0
148,500 (1)	WH Group Ltd.	153,545	0.7
20,637	Wharf Real Estate Investment Co. Ltd.	125,918	0.6
		6,345,851	30.3

	Macau: 2.5%
36,000	Galaxy Entertainment Group Ltd.	265,018	1.3
47,600	Sands China Ltd.	254,330	1.2
		519,348	2.5

	United Kingdom: 9.5%
253,228	HSBC Holdings PLC (HKD)	1,981,274	9.5
	Total Common Stock (Cost $11,844,573)	20,121,816	96.1
SHORT-TERM INVESTMENTS: 3.4%
	Mutual Funds: 3.4%
709,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $709,000)	709,000	3.4
	Total Short-Term Investments (Cost $709,000)	709,000	3.4
	Total Investments in Securities (Cost $12,553,573)	$20,830,816	99.5
	Assets in Excess of Other Liabilities	105,036	0.5
	Net Assets	$20,935,852	100.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2019 (continued)

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Rate shown is the 7-day yield as of December 31, 2019.

Sector Diversification	Percentage of Net Assets
Financials	46.5%
Communication Services	14.8
Real Estate	10.9
Energy	5.0
Sector Diversification	Percentage of Net Assets
Utilities	4.5
Industrials	4.5
Consumer Discretionary	4.3
Consumer Staples	2.4
Health Care	1.7
Information Technology	1.5
Short-Term Investments	3.4
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
China	$—	$11,275,343	$—	$11,275,343
Hong Kong	—	6,345,851	—	6,345,851
Macau	—	519,348	—	519,348
United Kingdom	—	1,981,274	—	1,981,274
Total Common Stock	—	20,121,816	—	20,121,816
Short-Term Investments	709,000	—	—	709,000
Total Investments, at fair value	$709,000	$20,121,816	$—	$20,830,816
Other Financial Instruments+
Forward Foreign Currency Contracts	—	654	—	654
Futures	7,193	—	—	7,193
Total Assets	$716,193	$20,122,470	$—	$20,838,663
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(35)	$—	$(35)
Total Liabilities	$—	$(35)	$—	$(35)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya Hang Seng Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 110,726	HKD 863,000	BNP Paribas	03/18/20	$42
HKD 6,807,000	USD 872,476	State Street Bank and Trust Co.	03/18/20	555
HKD 1,884,000	USD 241,575	The Bank of New York Mellon	03/18/20	57
USD 231,721	HKD 1,807,000	UBS AG	03/18/20	(35)
				$619
At December 31, 2019, the following futures contracts were outstanding for Voya Hang Seng Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini-Hang Seng Index	21	01/30/20	$761,867	$7,193
			$761,867	$7,193
Currency Abbreviations
HKD	–	Hong Kong Sar Dollar
USD	–	United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$654
Equity contracts	Net Assets — Unrealized appreciation*	7,193
Total Asset Derivatives		$7,847
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$35
Total Liability Derivatives		$35

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$2,525	$—	$2,525
Equity contracts	—	9,785	9,785
Total	$2,525	$9,785	$12,310
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$1,842	$—	$1,842
Equity contracts	—	(959)	(959)
Total	$1,842	$(959)	$883
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:
	BNP Paribas	State Street Bank and Trust Co.	The Bank of New York Mellon	UBS AG	Totals
Assets:
Forward foreign currency contracts	$42	$555	$57	$—	$654
Total Assets	$42	$555	$57	$—	$654
Liabilities:
Forward foreign currency contracts	$—	$—	$—	$35	$35
Total Liabilities	$—	$—	$—	$35	$35
Net OTC derivative instruments by counterparty, at fair value	$42	$555	$57	$(35)	$619
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$42	$555	$57	$(35)	$619

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $13,054,540.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$8,280,926
Gross Unrealized Depreciation	(479,871)
Net Unrealized Appreciation	$7,801,055
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Australia: 7.0%
455,029	BHP Group Ltd.	$12,459,736	0.5
326,240	BHP Group PLC	7,645,130	0.3
273,439	Commonwealth Bank of Australia	15,339,320	0.7
69,989	CSL Ltd.	13,569,603	0.6
57,340	Rio Tinto Ltd.	4,056,805	0.2
539,411	Westpac Banking Corp.	9,211,380	0.4
13,967,112 (1)(2)(3)	Other Securities	100,085,827	4.3
		162,367,801	7.0
	Austria: 0.2%
131,774 (1)	Other Securities	5,100,825	0.2

	Belgium: 1.0%
117,695	Anheuser-Busch InBev SA/NV	9,639,311	0.4
185,938 (1)(2)	Other Securities	13,064,361	0.6
		22,703,672	1.0
	China: 0.1%
206,900 (4)(5)	Budweiser Brewing Co. APAC Ltd.	698,314	0.0
576,968 (1)(2)	Other Securities	2,903,766	0.1
		3,602,080	0.1
	Denmark: 1.8%
273,315	Novo Nordisk A/S	15,838,286	0.7
29,220 (5)	Orsted A/S	3,022,070	0.1
344,851 (1)(2)	Other Securities	23,335,054	1.0
		42,195,410	1.8
	Finland: 1.1%
1,938,501 (1)	Other Securities	25,732,866	1.1

	France: 10.5%
72,802	Air Liquide SA	10,321,248	0.4
9,347 (5)	Amundi SA	735,019	0.0
298,610	AXA S.A.	8,437,637	0.4
173,744	BNP Paribas	10,327,059	0.4
39,032	L’Oreal S.A.	11,542,104	0.5
42,970 (6)	LVMH Moet Hennessy Louis Vuitton SE	20,022,129	0.9
174,183	Sanofi	17,492,835	0.8
85,537	Schneider Electric SE	8,788,088	0.4
370,789	Total SA	20,575,364	0.9
78,822	Vinci SA	8,778,731	0.4
15,518 (4)(5)	Worldline SA/France	1,100,091	0.0
2,820,585 (1)(2)	Other Securities	125,941,334	5.4
		244,061,639	10.5
	Germany: 7.9%
27,861	Adidas AG	9,056,778	0.4
65,564	Allianz SE	16,065,073	0.7
141,872	BASF SE	10,688,207	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
144,046	Bayer AG	$11,710,509	0.5
26,854 (5)	Covestro AG	1,249,525	0.0
17,486 (4)(5)	Delivery Hero SE	1,385,934	0.1
151,808	SAP SE	20,433,184	0.9
118,165	Siemens AG	15,431,421	0.7
23,170 (5)	Siemens Healthineers AG	1,110,706	0.0
21,328 (4)(5)	Zalando SE	1,075,580	0.0
3,043,577 (1)(2)	Other Securities	97,237,265	4.2
		185,444,182	7.9
	Hong Kong: 3.0%
1,867,099	AIA Group Ltd.	19,638,085	0.8
1,477,000 (5)	WH Group Ltd.	1,527,180	0.1
9,611,081 (1)	Other Securities	49,949,130	2.1
		71,114,395	3.0
	Ireland: 0.6%
516,425	Other Securities	13,734,365	0.6

	Israel: 0.5%
933,287 (1)(2)	Other Securities	12,909,465	0.5

	Italy: 2.0%
1,256,311	Enel S.p.A.	9,979,960	0.4
61,786 (5)	Pirelli & C SpA	356,610	0.0
80,699 (5)	Poste Italiane SpA	916,977	0.0
6,562,821 (2)	Other Securities	36,214,659	1.6
		47,468,206	2.0
	Japan: 24.0%
28,188	Keyence Corp.	9,897,894	0.4
197,748	Mitsubishi Chemical Holdings Corp.	1,473,457	0.1
208,793	Mitsubishi Corp.	5,531,212	0.2
281,961	Mitsubishi Electric Corp.	3,839,094	0.2
182,627	Mitsubishi Estate Co., Ltd.	3,494,545	0.2
24,739	Mitsubishi Gas Chemical Co., Inc.	376,879	0.0
49,519	Mitsubishi Heavy Industries Ltd.	1,920,191	0.1
17,251	Mitsubishi Materials Corp.	468,187	0.0
103,615	Mitsubishi Motors Corp.	431,895	0.0
34,713	Mitsubishi Tanabe Pharma Corp.	636,813	0.0
1,900,106	Mitsubishi UFJ Financial Group, Inc.	10,272,613	0.4
62,276	Mitsubishi UFJ Lease & Finance Co., Ltd.	400,914	0.0
258,800	Softbank Corp.	3,470,425	0.1
242,192	SoftBank Group Corp.	10,515,262	0.5
196,370	Sony Corp.	13,333,075	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
205,351	Sumitomo Mitsui Financial Group, Inc.	$7,584,715	0.3
51,285	Sumitomo Mitsui Trust Holdings, Inc.	2,027,345	0.1
231,522	Takeda Pharmaceutical Co., Ltd.	9,157,210	0.4
22,605	Toyota Industries Corp.	1,300,693	0.1
352,858	Toyota Motor Corp.	24,862,907	1.1
32,854	Toyota Tsusho Corp.	1,154,083	0.0
21,595,022 (1)(2)	Other Securities	447,101,723	19.2
		559,251,132	24.0
	Luxembourg: 0.1%
129,209	Other Securities	1,615,374	0.1

	Macau: 0.2%
1,256,205 (1)	Other Securities	5,404,946	0.2

	Netherlands: 6.2%
65,338 (5)	ABN AMRO Bank NV	1,190,878	0.0
1,599 (4)(5)	Adyen NV	1,315,337	0.1
90,141	Airbus SE	13,229,626	0.6
65,749	ASML Holding NV	19,465,511	0.8
182,843	Koninklijke Ahold Delhaize NV	4,584,333	0.2
28,024	Koninklijke DSM NV	3,664,032	0.2
551,811	Koninklijke KPN NV	1,633,024	0.1
140,067	Koninklijke Philips NV	6,847,025	0.3
10,860	Koninklijke Vopak NV	590,139	0.0
662,992	Royal Dutch Shell PLC - Class A	19,634,123	0.8
575,134	Royal Dutch Shell PLC - Class B	17,072,204	0.7
226,797	Unilever NV	13,016,102	0.6
1,475,239 (2)	Other Securities	41,437,609	1.8
		143,679,943	6.2
	New Zealand: 0.3%
1,133,277 (2)	Other Securities	6,344,381	0.3

	Norway: 0.6%
893,933	Other Securities	14,304,832	0.6

	Portugal: 0.1%
511,671	Other Securities	3,656,233	0.1

	Singapore: 1.3%
7,827,126	Other Securities	29,447,728	1.3

	Spain: 2.8%
10,426 (5)	Aena SME SA	1,998,860	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain (continued)
2,567,670 (6)	Banco Santander SA	$10,765,643	0.5
38,690 (5)	Cellnex Telecom SA	1,668,926	0.1
933,982	Iberdrola S.A.	9,625,259	0.4
36,824 (6)	Siemens Gamesa Renewable Energy SA	648,499	0.0
4,466,389 (1)(3)	Other Securities	40,421,613	1.7
		65,128,800	2.8
	Sweden: 2.5%
3,324,887 (1)	Other Securities	57,500,501	2.5

	Switzerland: 9.6%
459,869	Nestle SA	49,787,842	2.1
331,831	Novartis AG	31,420,947	1.4
108,521	Roche Holding AG	35,269,631	1.5
23,149	Zurich Insurance Group AG	9,495,710	0.4
3,585,574 (2)	Other Securities	97,537,576	4.2
		223,511,706	9.6
	United Arab Emirates: 0.0%
14,508 (1)	Other Securities	339,916	0.0

	United Kingdom: 14.3%
202,620	AstraZeneca PLC	20,280,762	0.9
143,531 (5)	Auto Trader Group PLC	1,133,493	0.1
3,147,142	BP PLC	19,798,193	0.8
354,306	British American Tobacco PLC	15,058,844	0.6
365,574	Diageo PLC	15,404,181	0.7
770,438	GlaxoSmithKline PLC	18,103,134	0.8
3,119,223	HSBC Holdings PLC	24,418,822	1.0
10,834,897	Lloyds Banking Group Plc	8,975,926	0.4
109,682	Reckitt Benckiser Group PLC	8,909,361	0.4
174,581	Rio Tinto PLC	10,334,385	0.4
171,431	Unilever PLC	9,813,231	0.4
24,472,513 (1)(2)	Other Securities	180,985,915	7.8
		333,216,247	14.3
	Total Common Stock (Cost $1,908,347,226)	2,279,836,645	97.7
PREFERRED STOCK: 0.5%
	Germany: 0.5%
104,737	Other Securities	12,481,895	0.5

	United Kingdom: 0.0%
12,179,282 (2)	Other Securities	16,133	0.0
	Total Preferred Stock (Cost $11,167,035)	12,498,028	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Spain: 0.0%
222,293 (2)	Other Securities	$105,474	0.0
	Total Rights (Cost $105,054)	105,474	0.0
	Total Long-Term Investments (Cost $1,919,619,315)	2,292,440,147	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Commercial Paper: 0.3%
425,000 (7)	Australia & New Zealand Banking, 1.830%, 03/13/2020	423,417	0.0
575,000 (7)	Banco Santander S.A., 1.950%, 02/05/2020	573,966	0.0
625,000 (7)	DBS Bank Ltd., 1.820%, 02/18/2020	623,479	0.1
400,000 (7)	Flex Co. LLC, 1.910%, 01/31/2020	399,380	0.0
300,000 (7)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	299,412	0.0
550,000 (7)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	548,811	0.1
600,000 (7)	LMA Americas LLC, 1.810%, 01/23/2020	599,221	0.0
550,000 (7)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	548,866	0.0
554,000 (7)	Societe Generale, 1.970%, 01/09/2020	553,751	0.0
425,000 (7)	Starbird Funding Corp., 1.840%, 03/02/2020	423,644	0.0
550,000 (7)	Starbird Funding Corp., 1.910%, 02/20/2020	548,558	0.1
450,000 (7)	United Overseas Bnk Group, 1.900%, 01/24/2020	449,515	0.0
	Total Commercial Paper (Cost $5,992,020)	5,992,020	0.3

	Floating Rate Notes: 0.5%
525,000 (7)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	525,152	0.0
550,000 (7)	Bank of America Corp., 1.910%, 05/07/2020	550,000	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
475,000 (7)	Bedford Row Funding, 1.960%, 05/18/2020	$475,080	0.0
500,000 (7)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	500,140	0.0
425,000 (7)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	425,071	0.0
525,000 (7)	Credit Suisse Group AG, 1.890%, 04/17/2020	525,235	0.0
475,000 (7)	DNB ASA, 1.930%, 02/14/2020	475,068	0.0
675,000 (7)	HSBC Holdings PLC, 1.940%, 04/02/2020	675,109	0.0
375,000 (7)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	375,096	0.0
575,000 (7)	Mitsubishi UFJ Financial Group, Inc., 2.050%, 02/25/2020	575,199	0.1
525,000 (7)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	525,022	0.1
425,000 (7)	Mizuho Financial Group Inc., 1.970%, 05/06/2020	425,021	0.0
675,000 (7)	National Bank Of Canada, 1.990%, 05/01/2020	675,087	0.0
475,000 (7)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	475,015	0.0
475,000 (7)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	475,057	0.1
550,000 (7)	Sumitomo Mitsui Trust Holdings, Inc., 1.920%, 02/12/2020	550,091	0.1
400,000 (7)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	399,997	0.0
525,000 (7)	The Norinchukin Bank, 2.050%, 04/24/2020	525,189	0.0
550,000 (7)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	549,958	0.1
400,000 (7)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	399,933	0.0
675,000 (7)	Toronto-Dominion Bank, 1.850%, 02/13/2020	675,019	0.0
375,000 (7)	Westpac Banking Corp, 1.830%, 02/10/2020	375,030	0.0
	Total Floating Rate Notes (Cost $11,151,569)	11,151,569	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 1.5%
14,068,265 (7)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/19, 1.65%, due 01/02/20 (Repurchase Amount $14,069,537, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $14,349,630, due 11/01/32-01/01/49)	$14,068,265	0.6
2,514,798 (7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,515,016, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,565,094, due 01/25/20-10/15/60)	2,514,798	0.1
14,068,265 (7)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $14,069,614, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $14,349,632, due 04/15/20-03/31/21)	14,068,265	0.6
4,510,712 (7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $4,511,145, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,601,050, due 04/15/21-02/15/47)	4,510,712	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
	Total Repurchase Agreements (Cost $35,162,040)	$35,162,040	1.5

	Certificates of Deposit: 0.1%
800,000 (7)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	800,226	0.0
575,000 (7)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.830%, 02/13/2020	574,953	0.1
350,000 (7)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.850%, 02/27/2020	349,951	0.0
550,000 (7)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	550,022	0.0
300,000 (7)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	300,011	0.0
300,000 (7)	Toronto-Dominion Bank, 1.850%, 03/18/2020	300,045	0.0
	Total Certificates of Deposit (Cost $2,875,208)	2,875,208	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds(7): 1.6%
1,370,000 (7)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	1,370,000	0.0
35,114,000 (7)(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	35,114,000	1.5
1,500,000 (7)(8)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	1,500,000	0.1
	Total Mutual Funds (Cost $37,984,000)	37,984,000	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2019 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $93,164,837)	$93,164,837	4.0
Total Investments in Securities (Cost $2,012,784,152)	$2,385,604,984	102.2
Liabilities in Excess of Other Assets	(51,985,754)	(2.2)
Net Assets	$2,333,619,230	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Non-income producing security.

(5)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)
Security, or a portion of the security, is on loan.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2019.

Sector Diversification	Percentage of Net Assets
Financials	18.2%
Industrials	14.8
Health Care	12.0
Consumer Discretionary	11.3
Consumer Staples	11.0
Materials	7.0
Information Technology	6.9
Communication Services	5.1
Energy	4.8
Utilities	3.7
Real Estate	3.4
Short-Term Investments	4.0
Liabilities in Excess of Other Assets	(2.2)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$162,367,801	$—	$162,367,801
Austria	527,847	4,572,978	—	5,100,825
Belgium	444,727	22,258,945	—	22,703,672
China	1,618,448	1,983,632	—	3,602,080
Denmark	14,407,576	27,787,834	—	42,195,410
Finland	3,487,547	22,245,319	—	25,732,866
France	9,008,683	235,052,956	—	244,061,639
Germany	15,724,984	169,719,198	—	185,444,182
Hong Kong	1,485,410	69,628,985	—	71,114,395
Ireland	6,410,203	7,324,162	—	13,734,365
Israel	5,313,768	7,595,697	—	12,909,465
Italy	—	47,468,206	—	47,468,206
Japan	—	559,251,132	—	559,251,132
Luxembourg	788,965	826,409	—	1,615,374
Macau	—	5,404,946	—	5,404,946
Netherlands	6,653,621	137,026,322	—	143,679,943
New Zealand	—	6,344,381	—	6,344,381
Norway	—	14,304,832	—	14,304,832
Portugal	—	3,656,233	—	3,656,233
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Singapore	—	29,447,728	—	29,447,728
Spain	893,581	64,235,219	—	65,128,800
Sweden	2,364,069	55,136,432	—	57,500,501
Switzerland	2,686,981	220,824,725	—	223,511,706
United Arab Emirates	—	339,916	—	339,916
United Kingdom	9,706,863	323,509,384	—	333,216,247
Total Common Stock	81,523,273	2,198,313,372	—	2,279,836,645
Preferred Stock	—	12,498,028	—	12,498,028
Rights	105,474	—	—	105,474
Short-Term Investments	37,984,000	55,180,837	—	93,164,837
Total Investments, at fair value	$119,612,747	$2,265,992,237	$—	$2,385,604,984
Other Financial Instruments+
Futures	369,130	—	—	369,130
Total Assets	$119,981,877	$2,265,992,237	$—	$2,385,974,114

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2019, the following futures contracts were outstanding for Voya International Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI EAFE Index	371	03/20/20	$37,777,075	$369,130
			$37,777,075	$369,130
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$369,130
Total Asset Derivatives		$369,130

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(644,044)	$—	$(644,044)
Equity contracts	—	13,435,475	13,435,475
Total	$(644,044)	$13,435,475	$12,791,431
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts
Equity contracts	$421	$—	$421
Total	—	2,124,625	2,124,625
	$421	$2,124,625	$2,125,046
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $2,048,747,818.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$457,310,345
Gross Unrealized Depreciation	(118,794,594)
Net Unrealized Appreciation	$338,515,751
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Communication Services: 8.0%
2,200	KDDI Corp.	$65,640	0.9
200	Nintendo Co., Ltd.	79,992	1.1
4,000	Nippon Telegraph & Telephone Corp.	101,095	1.4
2,200	NTT DoCoMo, Inc.	61,283	0.9
2,700	Softbank Corp.	36,206	0.5
2,400	SoftBank Group Corp.	104,201	1.5
9,223 (1)	Other Securities	123,403	1.7
		571,820	8.0
	Consumer Discretionary: 16.1%
900	Bridgestone Corp.	33,435	0.5
2,400	Honda Motor Co., Ltd.	67,924	0.9
1,300	Mitsubishi Motors Corp.	5,419	0.1
300	Oriental Land Co., Ltd.	40,932	0.6
3,650	Panasonic Corp.	34,234	0.5
1,912	Sony Corp.	129,820	1.8
300	Toyota Industries Corp.	17,262	0.2
3,382	Toyota Motor Corp.	238,301	3.3
31,210 (1)	Other Securities	581,372	8.2
		1,148,699	16.1
	Consumer Staples: 8.5%
1,700 (2)	Japan Tobacco, Inc.	37,904	0.5
700	Kao Corp.	57,733	0.8
1,300 (2)	Kirin Holdings Co., Ltd.	28,375	0.4
1,143	Seven & I Holdings Co., Ltd.	41,897	0.6
600	Shiseido Co., Ltd.	42,606	0.6
12,086 (3)	Other Securities	396,517	5.6
		605,032	8.5
	Energy: 0.9%
7,265	Other Securities	63,955	0.9

	Financials: 10.4%
1,700	Dai-ichi Life Holdings, Inc.	28,016	0.4
20,300	Mitsubishi UFJ Financial Group, Inc.	109,749	1.5
900	Mitsubishi UFJ Lease & Finance Co., Ltd.	5,794	0.1
40,000	Mizuho Financial Group, Inc.	61,617	0.9
5,500	Nomura Holdings, Inc.	28,302	0.4
1,900	ORIX Corp.	31,486	0.4
2,052	Sumitomo Mitsui Financial Group, Inc.	75,791	1.1
644	Sumitomo Mitsui Trust Holdings, Inc.	25,458	0.3
1,100	Tokio Marine Holdings, Inc.	61,588	0.9
36,743	Other Securities	315,079	4.4
		742,880	10.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 9.0%
2,800	Astellas Pharma, Inc.	$47,796	0.7
900	Daiichi Sankyo Co., Ltd.	59,440	0.8
400	Eisai Co., Ltd.	29,930	0.4
600	Hoya Corp.	57,277	0.8
500	Mitsubishi Tanabe Pharma Corp.	9,172	0.1
600	Otsuka Holdings Co. Ltd.	26,745	0.4
2,500	Takeda Pharmaceutical Co., Ltd.	98,881	1.4
900	Terumo Corp.	31,927	0.5
9,230 (1)	Other Securities	277,417	3.9
		638,585	9.0
	Industrials: 21.7%
200	Central Japan Railway Co.	40,214	0.5
400	Daikin Industries Ltd.	56,436	0.8
500	East Japan Railway Co.	45,131	0.6
300	Fanuc Ltd.	55,400	0.8
200	Hitachi Construction Machinery Co., Ltd.	5,957	0.1
2,100	Itochu Corp.	48,671	0.7
1,400	Komatsu Ltd.	33,602	0.5
2,100	Mitsubishi Corp.	55,632	0.8
3,200	Mitsubishi Electric Corp.	43,570	0.6
500	Mitsubishi Heavy Industries Ltd.	19,388	0.3
200	Mitsubishi Logistics Corp.	5,202	0.1
2,500	Mitsui & Co., Ltd.	44,439	0.6
414	Nidec Corp.	56,546	0.8
400	Nomura Co., Ltd.	5,300	0.1
2,100	Recruit Holdings Co. Ltd.	78,656	1.1
100	SMC Corp.	45,732	0.6
400	Toyota Tsusho Corp.	14,051	0.2
44,362	Other Securities	888,437	12.5
		1,542,364	21.7
	Information Technology: 11.1%
200	Canon Marketing Japan, Inc.	4,628	0.1
1,666	Canon, Inc.	45,596	0.6
600	Fuji Film Holdings Corp.	28,653	0.4
300	Fujitsu Ltd.	28,217	0.4
100	Hitachi High-Technologies Corp.	7,082	0.1
1,429	Hitachi Ltd.	60,298	0.8
200	Itochu Techno-Solutions Corp.	5,632	0.1
300	Keyence Corp.	105,342	1.5
865	Murata Manufacturing Co., Ltd.	53,239	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
596	Nomura Research Institute Ltd.	$12,746	0.2
200	Otsuka Corp.	7,987	0.1
200	Tokyo Electron Ltd.	43,666	0.6
14,671 (1)	Other Securities	386,325	5.4
		789,411	11.1
	Materials: 6.1%
200	Hitachi Chemical Co., Ltd.	8,379	0.1
420	Hitachi Metals Ltd.	6,183	0.1
1,900	Mitsubishi Chemical Holdings Corp.	14,157	0.2
300	Mitsubishi Gas Chemical Co., Inc.	4,570	0.1
152	Mitsubishi Materials Corp.	4,125	0.0
500	Shin-Etsu Chemical Co., Ltd.	54,987	0.8
22,236 (3)	Other Securities	341,397	4.8
		433,798	6.1
	Real Estate: 2.6%
960	Daiwa House Industry Co., Ltd.	29,719	0.4
2,100	Mitsubishi Estate Co., Ltd.	40,183	0.6
1,500	Mitsui Fudosan Co., Ltd.	36,660	0.5
200	Nomura Real Estate Holdings, Inc.	4,797	0.1
3,566	Other Securities	74,400	1.0
		185,759	2.6
	Utilities: 1.5%
8,800 (1)	Other Securities	103,834	1.5
	Total Common Stock (Cost $6,604,821)	6,826,137	95.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 1.1%
77,971 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $77,978, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $79,530, due 01/25/20-10/15/60) (Cost $77,971)	$77,971	1.1
	Total Short-Term Investments (Cost $77,971)	77,971	1.1
	Total Investments in Securities (Cost $6,682,792)	$6,904,108	97.0
	Assets in Excess of Other Liabilities	210,432	3.0
	Net Assets	$7,114,540	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$—	$571,820	$—	$571,820
Consumer Discretionary	—	1,148,699	—	1,148,699
Consumer Staples	—	605,032	—	605,032
Energy	—	63,955	—	63,955
Financials	—	742,880	—	742,880
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Health Care	—	638,585	—	638,585
Industrials	—	1,542,364	—	1,542,364
Information Technology	—	789,411	—	789,411
Materials	—	433,798	—	433,798
Real Estate	—	185,759	—	185,759
Utilities	—	103,834	—	103,834
Total Common Stock	—	6,826,137	—	6,826,137
Short-Term Investments	—	77,971	—	77,971
Total Investments, at fair value	$—	$6,904,108	$—	$6,904,108
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(694)	$—	$(694)
Futures	(744)	—	—	(744)
Total Liabilities	$(744)	$(694)	$—	$(1,438)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2019, the following forward foreign currency contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 18,330	JPY 2,000,000	Brown Brothers Harriman & Co.	03/18/20	$(156)
USD 18,346	JPY 2,000,000	Morgan Stanley Capital Services LLC	03/18/20	(141)
USD 55,060	JPY 6,000,000	The Bank of New York Mellon	03/18/20	(397)
				$(694)
At December 31, 2019, the following futures contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini-Tokyo Price Index (TOPIX)	19	03/12/20	$300,943	$(744)
			$300,943	$(744)
Currency Abbreviations
JPY –  Japanese Yen
USD –  United States Dollar
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$694
Equity contracts	Net Assets — Unrealized depreciation*	744
Total Liability Derivatives		$1,438

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$156,192	$—	$156,192
Equity contracts	—	344,173	344,173
Total	$156,192	$344,173	$500,365
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(90,751)	$—	$(90,751)
Equity contracts	—	131,749	131,749
Total	$(90,751)	$131,749	$40,998
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:
	Brown Brothers Harriman & Co.	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Liabilities:
Forward foreign currency contracts	$156	$141	$397	$694
Total Liabilities	$156	$141	$397	$694
Net OTC derivative instruments by counterparty, at fair value	$(156)	$(141)	$(397)	(694)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(156)	$(141)	$(397)	$(694)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $6,727,592.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$631,286
Gross Unrealized Depreciation	(455,758)
Net Unrealized Appreciation	$175,528
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Communication Services: 13.2%
28,197 (1)	Alphabet, Inc. - Class A	$37,766,780	3.3
28,236 (1)	Alphabet, Inc. - Class C	37,752,097	3.3
199,347	Comcast Corp. – Class A	8,964,634	0.8
225,061 (1)	Facebook, Inc. - Class A	46,193,770	4.0
39,663 (1)	Netflix, Inc.	12,833,757	1.1
52,346 (2)	Other Securities	8,203,965	0.7
		151,715,003	13.2
	Consumer Discretionary: 13.5%
38,950 (1)	Amazon.com, Inc.	71,973,368	6.3
3,933 (1)	Booking Holdings, Inc.	8,077,320	0.7
59,163	Home Depot, Inc.	12,920,016	1.1
72,738	Lowe’s Cos, Inc.	8,711,103	0.8
116,154	Nike, Inc.	11,767,562	1.0
111,183	Starbucks Corp.	9,775,209	0.8
114,310	TJX Cos., Inc.	6,979,769	0.6
228,492 (2)	Other Securities	25,073,769	2.2
		155,278,116	13.5
	Consumer Staples: 5.0%
246,206	Coca-Cola Co.	13,627,502	1.2
41,377	Costco Wholesale Corp.	12,161,528	1.1
110,802	PepsiCo, Inc.	15,143,309	1.3
200,811 (2)	Other Securities	16,337,115	1.4
		57,269,454	5.0
	Financials: 2.8%
23,158	S&P Global, Inc.	6,323,292	0.6
243,763	Other Securities	25,226,934	2.2
		31,550,226	2.8
	Health Care: 14.5%
70,218	Abbott Laboratories	6,099,135	0.5
139,255	AbbVie, Inc.	12,329,638	1.1
51,945	Amgen, Inc.	12,522,381	1.1
130,709 (1)	Boston Scientific Corp.	5,910,661	0.5
129,258	Bristol-Myers Squibb Co.	8,297,071	0.7
80,097	Eli Lilly & Co.	10,527,149	0.9
10,785 (1)	Intuitive Surgical, Inc.	6,375,553	0.6
227,398	Merck & Co., Inc.	20,681,848	1.8
32,292	Stryker Corp.	6,779,382	0.6
25,569	Thermo Fisher Scientific, Inc.	8,306,601	0.7
89,006	UnitedHealth Group, Inc.	26,165,984	2.3
45,082	Zoetis, Inc.	5,966,603	0.5
199,662 (2)	Other Securities	36,310,391	3.2
		166,272,397	14.5
	Industrials: 7.2%
40,301	3M Co.	7,109,902	0.6
49,842	Boeing Co.	16,236,530	1.4
23,284	Lockheed Martin Corp.	9,066,324	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
65,392	Union Pacific Corp.	$11,822,220	1.0
65,753	United Parcel Service, Inc. - Class B	7,697,046	0.7
216,686 (2)	Other Securities	30,715,590	2.7
		82,647,612	7.2
	Information Technology: 40.0%
60,020	Accenture PLC	12,638,411	1.1
45,856 (1)	Adobe, Inc.	15,123,767	1.3
418,649	Apple, Inc.	122,936,279	10.7
40,967	Automatic Data Processing, Inc.	6,984,873	0.6
36,372	Broadcom, Inc.	11,494,279	1.0
403,457	Cisco Systems, Inc.	19,349,798	1.7
50,532	International Business Machines Corp.	6,773,309	0.6
23,433	Intuit, Inc.	6,137,806	0.5
83,493	Mastercard, Inc. - Class A	24,930,175	2.2
712,310	Microsoft Corp.	112,331,287	9.8
54,945	Nvidia Corp.	12,928,559	1.1
193,375	Oracle Corp.	10,245,008	0.9
110,638 (1)	PayPal Holdings, Inc.	11,967,712	1.1
107,552	Qualcomm, Inc.	9,489,313	0.8
78,179 (1)	Salesforce.com, Inc.	12,715,033	1.1
88,287	Texas Instruments, Inc.	11,326,339	1.0
161,353	Visa, Inc. - Class A	30,318,229	2.7
163,841 (2)	Other Securities	20,701,870	1.8
		458,392,047	40.0
	Materials: 1.0%
47,240	Other Securities	11,019,733	1.0

	Real Estate: 2.2%
41,358	American Tower Corp.	9,504,895	0.8
83,198	Other Securities	16,280,480	1.4
		25,785,375	2.2
	Total Common Stock (Cost $602,954,940)	1,139,929,963	99.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
9,963,000	(3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $9,963,000)	9,963,000	0.9

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $9,963,000)	$9,963,000	0.9
Total Investments in Securities (Cost $612,917,940)	$1,149,892,963	100.3
Liabilities in Excess of Other Assets	(2,964,107)	(0.3)
Net Assets	$1,146,928,856	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$1,139,929,963	$—	$—	$1,139,929,963
Short-Term Investments	9,963,000	—	—	9,963,000
Total Investments, at fair value	$1,149,892,963	$—	$—	$1,149,892,963
Other Financial Instruments+
Futures	246,260	—	—	246,260
Total Assets	$1,150,139,223	$—	$—	$1,150,139,223

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the following futures contracts were outstanding for Voya Russell™ Large Cap Growth Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	68	03/20/20	$10,985,740	$246,260
			$10,985,740	$246,260
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$246,260
Total Asset Derivatives		$246,260

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2019 (continued)

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,770,054
Total	$1,770,054

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	438,812
Total	$438,812
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $613,273,209.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$540,037,383
Gross Unrealized Depreciation	(3,171,370)
Net Unrealized Appreciation	$536,866,013
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 11.9%
14,032 (1)	Alphabet, Inc. - Class A	$18,794,320	1.8
14,051 (1)	Alphabet, Inc. - Class C	18,786,468	1.8
342,138	AT&T, Inc.	13,370,753	1.3
211,065	Comcast Corp. – Class A	9,491,593	0.9
111,997 (1)	Facebook, Inc. - Class A	22,987,384	2.3
19,737 (1)	Netflix, Inc.	6,386,301	0.6
193,949	Verizon Communications, Inc.	11,908,469	1.2
81,817	Walt Disney Co.	11,833,193	1.2
70,859 (2)	Other Securities	8,201,234	0.8
		121,759,715	11.9
	Consumer Discretionary: 9.4%
19,382 (1)	Amazon.com, Inc.	35,814,835	3.5
51,651	Home Depot, Inc.	11,279,545	1.1
35,313	McDonald’s Corp.	6,978,202	0.7
57,802	Nike, Inc.	5,855,921	0.6
550,214 (2)	Other Securities	36,390,680	3.5
		96,319,183	9.4
	Consumer Staples: 7.6%
179,647	Coca-Cola Co.	9,943,461	1.0
20,590	Costco Wholesale Corp.	6,051,813	0.6
65,641	PepsiCo, Inc.	8,971,156	0.9
72,831	Philip Morris International, Inc.	6,197,190	0.6
115,838	Procter & Gamble Co.	14,468,166	1.4
65,807	Walmart, Inc.	7,820,504	0.7
369,524 (2)	Other Securities	24,317,656	2.4
		77,769,946	7.6
	Energy: 4.2%
89,340	Chevron Corp.	10,766,364	1.1
198,380	Exxon Mobil Corp.	13,842,956	1.4
347,188	Other Securities	17,848,920	1.7
		42,458,240	4.2
	Financials: 13.3%
381,354	Bank of America Corp.	13,431,288	1.3
91,673 (1)	Berkshire Hathaway, Inc. – Class B	20,763,934	2.0
102,261	Citigroup, Inc.	8,169,631	0.8
146,144	JPMorgan Chase & Co.	20,372,474	2.0
178,590	Wells Fargo & Co.	9,608,142	1.0
685,363	Other Securities	62,825,990	6.2
		135,171,459	13.3
	Health Care: 15.2%
80,699	Abbott Laboratories	7,009,515	0.7
69,297	AbbVie, Inc.	6,135,556	0.6
28,097	Amgen, Inc.	6,773,344	0.6
109,579	Bristol-Myers Squibb Co.	7,033,876	0.7
124,492	Johnson & Johnson	18,159,648	1.8
62,890	Medtronic PLC	7,134,871	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
119,367	Merck & Co., Inc.	$10,856,429	1.1
260,721	Pfizer, Inc.	10,215,049	1.0
18,684	Thermo Fisher Scientific, Inc.	6,069,871	0.6
44,292	UnitedHealth Group, Inc.	13,020,962	1.3
447,519 (2)	Other Securities	62,207,145	6.1
		154,616,266	15.2
	Industrials: 7.8%
24,803	Boeing Co.	8,079,825	0.8
33,696	Honeywell International, Inc.	5,964,192	0.6
32,541	Union Pacific Corp.	5,883,087	0.6
38,006	United Technologies Corp.	5,691,779	0.5
824,350 (2)	Other Securities	54,148,266	5.3
		79,767,149	7.8
	Information Technology: 24.8%
29,868	Accenture PLC	6,289,305	0.6
22,819 (1)	Adobe, Inc.	7,525,934	0.7
208,332	Apple, Inc.	61,176,692	6.0
18,100	Broadcom, Inc.	5,719,962	0.6
200,771	Cisco Systems, Inc.	9,628,977	0.9
204,016	Intel Corp.	12,210,358	1.2
41,549	Mastercard, Inc. - Class A	12,406,116	1.2
354,466	Microsoft Corp.	55,899,288	5.5
27,342	Nvidia Corp.	6,433,573	0.6
55,056 (1)	PayPal Holdings, Inc.	5,955,407	0.6
38,904 (1)	Salesforce.com, Inc.	6,327,346	0.6
80,294	Visa, Inc. - Class A	15,087,243	1.5
540,576 (2)	Other Securities	48,540,220	4.8
		253,200,421	24.8
	Materials: 1.9%
148,321	Other Securities	19,289,168	1.9

	Real Estate: 1.6%
94,709	Other Securities	16,055,589	1.6

	Utilities: 1.9%
212,831	Other Securities	19,206,117	1.9
	Total Common Stock (Cost $317,564,114)	1,015,613,253	99.6

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
5,018,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $5,018,000)	5,018,000	0.5
	Total Short-Term Investments (Cost $5,018,000)	5,018,000	0.5

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $322,582,114)	$1,020,631,253	100.1
Liabilities in Excess of Other Assets	(1,320,919)	(0.1)
Net Assets	$1,019,310,334	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$1,015,613,253	$—	$—	$1,015,613,253
Short-Term Investments	5,018,000	—	—	5,018,000
Total Investments, at fair value	$1,020,631,253	$—	$—	$1,020,631,253
Other Financial Instruments+
Futures	86,783	—	—	86,783
Total Assets	$1,020,718,036	$—	$—	$1,020,718,036

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the following futures contracts were outstanding for Voya Russell™ Large Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	37	03/20/20	$5,977,535	$86,783
			$5,977,535	$86,783
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$86,783
Total Asset Derivatives		$86,783

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,911,306
Total	$1,911,306

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$520,877
Total	$520,877
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $325,233,313.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$701,803,657
Gross Unrealized Depreciation	(6,318,934)
Net Unrealized Appreciation	$695,484,723
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 10.2%
748,171	AT&T, Inc.	$29,238,523	3.0
244,620	Comcast Corp. – Class A	11,000,561	1.1
424,118	Verizon Communications, Inc.	26,040,845	2.6
178,914	Walt Disney Co.	25,876,332	2.6
98,070 (1)	Other Securities	9,013,285	0.9
		101,169,546	10.2
	Consumer Discretionary: 4.2%
48,567	Home Depot, Inc.	10,606,061	1.1
64,789	McDonald’s Corp.	12,802,954	1.3
48,352	Target Corp.	6,199,210	0.6
589,977	Other Securities	12,050,728	1.2
		41,658,953	4.2
	Consumer Staples: 10.9%
124,924	Coca-Cola Co.	6,914,544	0.7
86,118	Colgate-Palmolive Co.	5,928,363	0.6
145,627	Mondelez International, Inc.	8,021,135	0.8
159,264	Philip Morris International, Inc.	13,551,774	1.4
238,617	Procter & Gamble Co.	29,803,263	3.0
143,904	Walmart, Inc.	17,101,551	1.7
395,540	Other Securities	26,418,796	2.7
		107,739,426	10.9
	Energy: 9.4%
195,365	Chevron Corp.	23,543,436	2.4
112,529	ConocoPhillips	7,317,761	0.7
433,808	Exxon Mobil Corp.	30,271,122	3.1
646,686	Other Securities	31,713,415	3.2
		92,845,734	9.4
	Financials: 26.4%
833,927	Bank of America Corp.	29,370,909	3.0
200,466 (2)	Berkshire Hathaway, Inc. – Class B	45,405,549	4.6
12,133	BlackRock, Inc.	6,099,259	0.6
46,166	Chubb Ltd.	7,186,200	0.7
223,621	Citigroup, Inc.	17,865,082	1.8
36,272	CME Group, Inc.	7,280,516	0.7
32,638	Goldman Sachs Group, Inc.	7,504,455	0.8
319,581	JPMorgan Chase & Co.	44,549,591	4.5
119,227	Morgan Stanley	6,094,884	0.6
44,835	PNC Financial Services Group, Inc.	7,157,011	0.7
137,107	Truist Financial Corp.	7,721,866	0.8
146,597	US Bancorp	8,691,736	0.9
390,532	Wells Fargo & Co.	21,010,622	2.1
633,357	Other Securities	45,322,484	4.6
		261,260,164	26.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 15.9%
100,058	Abbott Laboratories	$8,691,038	0.9
33,600	Allergan plc	6,423,312	0.7
25,099	Becton Dickinson & Co.	6,826,175	0.7
98,964	Bristol-Myers Squibb Co.	6,352,499	0.6
133,008	CVS Health Corp.	9,881,164	1.0
59,787	Danaher Corp.	9,176,109	0.9
111,878	Gilead Sciences, Inc.	7,269,832	0.7
231,125	Johnson & Johnson	33,714,204	3.4
137,524	Medtronic PLC	15,602,098	1.6
570,133	Pfizer, Inc.	22,337,811	2.3
145,192 (1)	Other Securities	30,880,935	3.1
		157,155,177	15.9
	Industrials: 8.5%
50,633	Caterpillar, Inc.	7,477,481	0.7
886,647	General Electric Co.	9,894,981	1.0
37,727	Honeywell International, Inc.	6,677,679	0.7
83,109	United Technologies Corp.	12,446,404	1.3
524,933 (1)	Other Securities	48,016,077	4.8
		84,512,622	8.5
	Information Technology: 5.5%
446,132	Intel Corp.	26,701,000	2.7
113,301 (2)	Micron Technology, Inc.	6,093,328	0.6
341,954 (1)	Other Securities	22,072,712	2.2
		54,867,040	5.5
	Materials: 3.0%
55,034	Linde Public Ltd.	11,716,739	1.2
217,878	Other Securities	18,467,518	1.8
		30,184,257	3.0
	Real Estate: 0.7%
71,535	Other Securities	7,044,415	0.7

	Utilities: 4.2%
84,212	Dominion Energy, Inc.	6,974,438	0.7
74,625	Duke Energy Corp.	6,806,546	0.7
50,036	NextEra Energy, Inc.	12,116,718	1.2
106,593	Southern Co.	6,789,974	0.7
149,943	Other Securities	9,311,547	0.9
		41,999,223	4.2
	Total Common Stock (Cost $846,626,713)	980,436,557	98.9
SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
11,329,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $11,329,000)	11,329,000	1.1

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2019 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $11,329,000)	$11,329,000	1.1
Total Investments in Securities (Cost $857,955,713)	$991,765,557	100.0
Liabilities in Excess of Other Assets	(358,722)	—
Net Assets	$991,406,835	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$980,436,557	$—	$—	$980,436,557
Short-Term Investments	11,329,000	—	—	11,329,000
Total Investments, at fair value	$991,765,557	$—	$—	$991,765,557
Other Financial Instruments+
Futures	242,463	—	—	242,463
Total Assets	$992,008,020	$—	$—	$992,008,020

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the following futures contracts were outstanding for Voya Russell™ Large Cap Value Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	79	03/20/20	$12,762,845	$242,463
			$12,762,845	$242,463
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$242,463
Total Asset Derivatives		$242,463

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$693,863
Total	$693,863

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$427,015
Total	$427,015
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $862,173,136.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$144,142,028
Gross Unrealized Depreciation	(14,307,143)
Net Unrealized Appreciation	$129,834,885
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.9%
	Communication Services: 4.9%
22,628 (1)	Spotify Technology SA	$3,384,017	0.5
145,896 (1)	Twitter, Inc.	4,675,967	0.8
624,291 (2)(3)	Other Securities	22,081,288	3.6
		30,141,272	4.9
	Consumer Discretionary: 14.7%
4,551 (1)	Autozone, Inc.	5,421,652	0.9
4,904 (1)	Chipotle Mexican Grill, Inc.	4,105,187	0.7
46,786	Dollar General Corp.	7,297,680	1.2
2,269 (1)	Hilton Grand Vacations, Inc.	78,031	0.0
53,427	Hilton Worldwide Holdings, Inc.	5,925,589	1.0
22,635 (1)	Lululemon Athletica, Inc.	5,243,850	0.9
4,295 (1)	O’Reilly Automotive, Inc.	6,264,927	1.0
741,613 (2)(3)	Other Securities	55,316,847	9.0
		89,653,763	14.7
	Consumer Staples: 3.2%
24,180	Hershey Co.	3,553,977	0.6
191,767 (3)	Other Securities	15,760,492	2.6
		19,314,469	3.2
	Energy: 1.2%
152,131 (3)	Other Securities	7,536,720	1.2

	Financials: 4.5%
15,777	MSCI, Inc. - Class A	4,073,306	0.7
1,778 (4)	Voya Financial, Inc.	108,422	0.0
25,866 (2)(3)	Other Securities	22,997,228	3.8
		27,178,956	4.5
	Health Care: 15.3%
14,955 (1)	Align Technology, Inc.	4,173,043	0.7
65,592 (1)	Centene Corp.	4,123,769	0.7
59,932	Cerner Corp.	4,398,410	0.7
17,362 (1)	DexCom, Inc.	3,797,764	0.6
16,294 (1)	Idexx Laboratories, Inc.	4,254,852	0.7
4,605 (1)	Mettler Toledo International, Inc.	3,653,055	0.6
27,225	Resmed, Inc.	4,219,058	0.7
25,126 (1)	Veeva Systems, Inc.	3,534,223	0.6
632,836 (2)(3)	Other Securities	61,501,431	10.0
		93,655,605	15.3
	Industrials: 16.9%
34,653	Ametek, Inc.	3,456,290	0.6
16,051	Cintas Corp.	4,319,003	0.7
38,551 (1)	Copart, Inc.	3,505,828	0.6
6,900 (1)	CoStar Group, Inc.	4,128,270	0.7
99,237	Fastenal Co.	3,666,807	0.6
47,765 (1)	IHS Markit Ltd.	3,599,093	0.6
43,465	Ingersoll-Rand PLC - Class A	5,777,368	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
21,317	L3Harris Technologies, Inc.	$4,217,995	0.7
22,074	Rockwell Automation, Inc.	4,473,738	0.7
7,663	TransDigm Group, Inc.	4,291,280	0.7
30,612	Verisk Analytics, Inc.	4,571,596	0.7
667,031 (2)(3)	Other Securities	57,515,374	9.4
		103,522,642	16.9
	Information Technology: 33.7%
197,919 (1)	Advanced Micro Devices, Inc.	9,076,565	1.5
55,938	Amphenol Corp.	6,054,170	1.0
16,029 (1)	ANSYS, Inc.	4,126,025	0.7
53,346 (1)	Cadence Design Systems, Inc.	3,700,078	0.6
27,335	CDW Corp.	3,904,531	0.6
108,278 (1)	Fiserv, Inc.	12,520,185	2.0
16,350 (1)	FleetCor Technologies, Inc.	4,704,222	0.8
57,205	Global Payments, Inc.	10,443,345	1.7
35,966 (1)	Keysight Technologies, Inc.	3,691,191	0.6
30,571	KLA Corp.	5,446,835	0.9
24,319	Lam Research Corp.	7,110,876	1.2
24,266	Motorola Solutions, Inc.	3,910,223	0.6
18,176 (1)	Palo Alto Networks, Inc.	4,203,200	0.7
61,596	Paychex, Inc.	5,239,356	0.9
29,571 (1)	Splunk, Inc.	4,428,849	0.7
65,923 (1)	Square, Inc.	4,124,143	0.7
28,581 (1)	Synopsys, Inc.	3,978,475	0.6
48,765	Xilinx, Inc.	4,767,754	0.8
1,305,075 (2)(3)	Other Securities	104,626,741	17.1
		206,056,764	33.7
	Materials: 2.8%
61,931	Ball Corp.	4,005,078	0.7
23,154	Vulcan Materials Co.	3,333,945	0.5
116,738 (3)	Other Securities	9,456,539	1.6
		16,795,562	2.8
	Real Estate: 2.7%
21,508	SBA Communications Corp.	5,183,213	0.8
194,684 (3)	Other Securities	11,597,302	1.9
		16,780,515	2.7
	Total Common Stock (Cost $465,092,731)	610,636,268	99.9

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Repurchase Agreements: 1.6%
2,267,931 (5)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,268,126, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $2,313,491, due 09/01/24-11/01/49)	$2,267,931	0.3
671,811 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $671,870, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $685,308, due 01/15/20-11/15/48)	671,811	0.1
2,267,931 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,268,126, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,313,290, due 02/13/20-09/20/69)	2,267,931	0.4
2,267,931 (5)	HSBC Securities USA, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,268,126, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $2,313,290, due 07/20/47-06/20/48)	2,267,931	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,267,931 (5)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,268,127, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $2,313,290, due 01/28/20-05/15/27)	$2,267,931	0.4
	Total Repurchase Agreements (Cost $9,743,535)	9,743,535	1.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
2,422,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $2,422,000)	2,422,000	0.4
		Total Short-Term Investments (Cost $12,165,535)	12,165,535	2.0
		Total Investments in Securities (Cost $477,258,266)	$622,801,803	101.9
		Liabilities in Excess of Other Assets	(11,855,614)	(1.9)
		Net Assets	$610,946,189	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Investment in affiliate

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$610,636,268	$—	$—	$610,636,268
Short-Term Investments	2,422,000	9,743,535	—	12,165,535
Total Investments, at fair value	$613,058,268	$9,743,535	$—	$622,801,803
Other Financial Instruments+
Futures	58,725	—	—	58,725
Total Assets	$613,116,993	$9,743,535	$—	$622,860,528

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$43,833	$53,886	$(11,824)	$22,527	$108,422	$305	$1,365	$—
	$43,833	$53,886	$(11,824)	$22,527	$108,422	$305	$1,365	$—
At December 31, 2019, the following futures contracts were outstanding for Voya Russell™ Mid Cap Growth Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	15	03/20/20	$3,097,200	$58,725
			$3,097,200	$58,725
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$58,725
Total Asset Derivatives		$58,725

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$650,218
Total	$650,218

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$9,514
Total	$9,514
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $477,794,797.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$150,577,451
Gross Unrealized Depreciation	(5,511,720)
Net Unrealized Appreciation	$145,065,731
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 4.3%
1,839,361 (1)(2)	Other Securities	$60,546,876	4.3

	Consumer Discretionary: 11.3%
4,181 (3)	Autozone, Inc.	4,980,867	0.4
45,720	Dollar General Corp.	7,131,406	0.5
15,081 (3)	Hilton Grand Vacations, Inc.	518,635	0.0
49,077	Hilton Worldwide Holdings, Inc.	5,443,130	0.4
20,792 (3)	Lululemon Athletica, Inc.	4,816,883	0.3
13,132 (3)	O’Reilly Automotive, Inc	5,755,230	0.4
2,323,203 (1)(2)	Other Securities	131,351,658	9.3
		159,997,809	11.3
	Consumer Staples: 4.1%
98,136	Archer-Daniels-Midland Co.	4,548,604	0.3
50,701	Tyson Foods, Inc.	4,615,819	0.4
864,364 (1)(2)	Other Securities	48,409,674	3.4
		57,574,097	4.1
	Energy: 3.9%
72,457	Oneok, Inc.	5,482,821	0.4
29,018	Pioneer Natural Resources Co.	4,392,455	0.3
213,850	Williams Cos., Inc.	5,072,522	0.3
1,890,007 (1)(2)	Other Securities	40,780,093	2.9
		55,727,891	3.9
	Financials: 12.8%
55,145	Discover Financial Services	4,677,399	0.3
63,961	State Street Corp.	5,059,315	0.4
40,154	T. Rowe Price Group, Inc.	4,892,363	0.3
23,673 (4)	Voya Financial, Inc.	1,443,580	0.1
22,725	Willis Towers Watson PLC	4,589,086	0.3
3,915,621 (1)(2)	Other Securities	161,091,633	11.4
		181,753,376	12.8
	Health Care: 10.2%
54,638	Agilent Technologies, Inc.	4,661,168	0.3
72,071 (3)	Centene Corp.	4,531,104	0.3
31,124 (3)	IQVIA Holdings, Inc.	4,808,969	0.4
31,747	McKesson Corp.	4,391,245	0.3
36,145	Zimmer Biomet Holdings, Inc.	5,410,183	0.4
1,460,564 (1)(2)	Other Securities	120,688,937	8.5
		144,491,606	10.2
	Industrials: 13.8%
26,359	Cummins, Inc.	4,717,207	0.3
69,756 (3)	IHS Markit Ltd.	5,256,115	0.4
42,430	Ingersoll-Rand PLC - Class A	5,639,796	0.4
38,929	L3Harris Technologies, Inc.	7,702,881	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
59,765	Paccar, Inc.	$4,727,411	0.3
22,552	Parker Hannifin Corp.	4,641,653	0.3
26,690	Stanley Black & Decker, Inc.	4,423,600	0.3
8,668	TransDigm Group, Inc.	4,854,080	0.4
2,122,801 (1)(2)	Other Securities	153,695,940	10.8
		195,658,683	13.8
	Information Technology: 17.9%
181,805 (3)	Advanced Micro Devices, Inc.	8,337,577	0.6
51,384	Amphenol Corp.	5,561,290	0.4
99,462 (3)	Fiserv, Inc.	11,500,791	0.8
52,548	Global Payments, Inc.	9,593,163	0.7
28,082	KLA Corp.	5,003,370	0.4
25,443	Lam Research Corp.	7,439,533	0.5
30,163	Motorola Solutions, Inc.	4,860,466	0.3
56,581	Paychex, Inc.	4,812,780	0.3
3,036,528 (1)(2)	Other Securities	196,970,078	13.9
		254,079,048	17.9
	Materials: 5.1%
144,092	Newmont Goldcorp Corp.	6,260,797	0.4
1,489,893 (1)(2)	Other Securities	66,616,836	4.7
		72,877,633	5.1
	Real Estate: 9.5%
24,530	AvalonBay Communities, Inc.	5,143,941	0.4
36,604 (5)	Digital Realty Trust, Inc.	4,382,963	0.3
64,449	Equity Residential	5,215,213	0.4
19,757	SBA Communications Corp.	4,761,239	0.3
71,407	Welltower, Inc.	5,839,665	0.4
2,676,465 (1)(2)	Other Securities	109,173,608	7.7
		134,516,629	9.5
	Utilities: 6.7%
58,647	Consolidated Edison, Inc.	5,305,794	0.4
61,697	Edison International	4,652,571	0.3
57,080	Eversource Energy	4,855,796	0.3
95,171	FirstEnergy Corp.	4,625,311	0.3
127,413	PPL Corp.	4,571,578	0.3
88,948	Public Service Enterprise Group, Inc.	5,252,379	0.4
49,720	Sempra Energy	7,531,586	0.5
55,590	WEC Energy Group, Inc.	5,127,066	0.4
92,403	Xcel Energy, Inc.	5,866,666	0.4
995,127 (1)(2)	Other Securities	47,895,488	3.4
		95,684,235	6.7
	Total Common Stock (Cost $688,496,555)	1,412,907,883	99.6

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.2%
	Commercial Paper: 0.7%
1,300,000 (6)	Banco Santander S.A., 1.950%, 02/05/2020	$1,297,663	0.1
1,125,000 (6)	DBS Bank Ltd., 1.710%, 01/07/2020	1,124,646	0.1
850,000 (6)	DBS Bank Ltd., 1.860%, 02/28/2020	847,481	0.0
325,000 (6)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	324,297	0.0
1,200,000 (6)	LMA Americas LLC, 1.810%, 01/23/2020	1,198,442	0.1
1,075,000 (6)	Matchpoint Finance PLC, 1.850%, 02/03/2020	1,073,178	0.1
1,275,000 (6)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	1,272,371	0.1
1,333,000 (6)	Societe Generale, 1.970%, 01/09/2020	1,332,400	0.1
1,000,000 (6)	United Overseas Bnk Group, 1.900%, 01/24/2020	998,923	0.1
	Total Commercial Paper (Cost $9,469,401)	9,469,401	0.7

	Floating Rate Notes: 1.9%
1,200,000 (6)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	1,200,347	0.1
1,250,000 (6)	Bank of America Corp., 1.910%, 05/07/2020	1,250,000	0.1
900,000 (6)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.0
1,525,000 (6)	Bedford Row Funding, 1.820%, 01/07/2020	1,525,082	0.1
1,225,000 (6)	BNP Paribas, 1.950%, 05/14/2020	1,225,091	0.1
875,000 (6)	Commonwealth Bank of Australia, 1.920%, 03/16/2020	875,012	0.0
1,150,000 (6)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	1,149,997	0.1
1,200,000 (6)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,200,336	0.1
1,300,000 (6)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	1,300,218	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
1,000,000 (6)	Credit Suisse Group AG, 1.890%, 04/17/2020	$1,000,448	0.1
1,525,000 (6)	Credit Suisse Group AG, 1.720%, 01/16/2020	1,525,113	0.1
1,100,000 (6)	HSBC Bank PLC, 1.970%, 06/03/2020	1,099,997	0.1
1,250,000 (6)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	1,250,318	0.1
375,000 (6)	Mizuho Financial Group Inc., 1.850%, 01/06/2020	375,020	0.0
1,050,000 (6)	Royal Bank Of Canada, 1.820%, 01/10/2020	1,050,067	0.1
1,300,000 (6)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	1,300,042	0.1
1,000,000 (6)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	999,988	0.1
300,000 (6)	Svenska Handelsbanken AB, 1.850%, 03/04/2020	300,050	0.0
1,000,000 (6)	Svenska Handelsbanken AB, 1.970%, 05/20/2020	1,000,034	0.1
1,250,000 (6)	The Norinchukin Bank, 2.050%, 04/24/2020	1,250,449	0.1
425,000 (6)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	424,907	0.0
675,000 (6)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	674,948	0.0
1,200,000 (6)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	1,199,797	0.1
950,000 (6)	Toronto-Dominion Bank, 1.850%, 02/13/2020	950,027	0.1
850,000 (6)	Westpac Banking Corp, 1.830%, 02/10/2020	850,067	0.0
975,000 (6)	Westpac Banking Corp, 1.970%, 06/03/2020	975,038	0.1
	Total Floating Rate Notes (Cost $26,852,326)	26,852,326	1.9

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 4.5%
26,153,791 (6)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $26,156,041, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $26,679,194, due 09/01/24-11/01/49)	$26,153,791	1.8
3,523,617 (6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $3,523,926, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $3,594,409, due 01/15/20-11/15/48)	3,523,617	0.3
26,153,791 (6)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $26,156,041, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $26,676,867, due 02/13/20-09/20/69)	26,153,791	1.8
8,212,795 (6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $8,213,583, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,377,277, due 04/15/21-02/15/47)	8,212,795	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
	Total Repurchase Agreements (Cost $64,043,994)	$64,043,994	4.5

	Certificates of Deposit: 0.4%
1,275,000 (6)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.830%, 02/13/2020	1,274,897	0.1
1,225,000 (6)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	1,225,049	0.1
1,275,000 (6)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	1,275,045	0.1
525,000 (6)	The Norinchukin Bank, 1.890%, 03/13/2020	525,025	0.0
325,000 (6)	The Norinchukin Bank, 1.900%, 03/05/2020	325,027	0.0
1,250,000 (6)	Toronto-Dominion Bank, 1.850%, 03/18/2020	1,250,189	0.1
	Total Certificates of Deposit (Cost $5,875,232)	5,875,232	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds(6): 0.7%
7,216,000 (6)(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	7,216,000	0.5
3,244,000 (6)(7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	3,244,000	0.2
	Total Mutual Funds (Cost $10,460,000)	10,460,000	0.7
	Total Short-Term Investments (Cost $116,700,953)	116,700,953	8.2
	Total Investments in Securities (Cost $805,197,508)	$1,529,608,836	107.8
	Liabilities in Excess of Other Assets	(111,234,144)	(7.8)
	Net Assets	$1,418,374,692	100.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Investment in affiliate

(5)
Security, or a portion of the security, is on loan.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$1,412,907,883	$—	$—	$1,412,907,883
Short-Term Investments	10,460,000	106,240,953	—	116,700,953
Total Investments, at fair value	$1,423,367,883	$106,240,953	$—	$1,529,608,836
Other Financial Instruments+
Futures	97,927	—	—	97,927
Total Assets	$1,423,465,810	$106,240,953	$—	$1,529,706,763

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2019, where the following issuers were considered an affiliate:
	Beginning Fair Value at 12/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
Voya Financial, Inc.	$1,309,648	$—	$(250,962)	$384,894	$1,443,580	$8,120	$230,739	$—
	$1,309,648	$—	$(250,962)	$384,894	$1,443,580	$8,120	$230,739	$—
At December 31, 2019, the following futures contracts were outstanding for Voya Russell™ Mid Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P Mid 400 E-Mini	41	03/20/20	$8,465,680	$97,927
			$8,465,680	$97,927
See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$97,927
Total Asset Derivatives		$97,927

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,700,059
Total	$2,700,059

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,557,670
Total	$1,557,670
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $814,232,409.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$773,337,162
Gross Unrealized Depreciation	(57,862,808)
Net Unrealized Appreciation	$715,474,354
See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Communication Services: 2.2%
1,831,980 (1)(2)	Other Securities	$23,603,956	2.2

	Consumer Discretionary: 10.7%
58,012 (3)(4)	Chegg, Inc.	2,199,235	0.2
17,621	Churchill Downs, Inc.	2,417,601	0.2
13,916 (4)	Deckers Outdoor Corp.	2,349,856	0.2
12,465 (4)	Helen of Troy Ltd.	2,241,082	0.2
20,643 (3)	Marriott Vacations Worldwide Corp.	2,657,993	0.3
4,410,850 (1)(2)	Other Securities	101,013,635	9.6
		112,879,402	10.7
	Consumer Staples: 3.0%
81,585 (4)	Darling Ingredients, Inc.	2,290,907	0.2
50,730 (4)	Performance Food Group Co.	2,611,580	0.3
804,923 (1)(2)	Other Securities	26,410,812	2.5
		31,313,299	3.0
	Energy: 3.1%
4,571,770 (1)(2)	Other Securities	32,969,474	3.1

	Financials: 17.5%
64,081 (3)	Blackstone Mortgage Trust, Inc.	2,385,095	0.2
48,234	Essent Group Ltd.	2,507,686	0.2
64,229 (3)	First Financial Bankshares, Inc.	2,254,438	0.2
101,421	Radian Group, Inc.	2,551,752	0.3
192,218 (3)	Valley National Bancorp	2,200,896	0.2
6,821,389 (1)(2)	Other Securities	172,515,941	16.4
		184,415,808	17.5
	Health Care: 17.9%
55,424 (4)	Acadia Pharmaceuticals, Inc.	2,371,039	0.2
15,730 (4)	Amedisys, Inc.	2,625,652	0.3
46,302 (3)(4)	Arrowhead Pharmaceuticals, Inc.	2,936,936	0.3
28,819 (3)(4)	Global Blood Therapeutics, Inc.	2,290,822	0.2
37,803 (4)	Globus Medical, Inc.	2,225,841	0.2
25,496 (4)	Haemonetics Corp.	2,929,490	0.3
34,534 (4)	HealthEquity, Inc.	2,557,933	0.2
15,066 (3)(4)	LHC Group, Inc.	2,075,492	0.2
37,522 (3)(4)	Medicines Co.	3,187,119	0.3
43,154 (3)(4)	Novocure Ltd.	3,636,588	0.4
11,009 (4)	Reata Pharmaceuticals, Inc.	2,250,570	0.2
26,003 (3)(4)	Repligen Corp.	2,405,277	0.2
35,649 (3)(4)	Teladoc Health, Inc.	2,984,534	0.3
9,252,081 (1)(2)	Other Securities	154,072,669	14.6
		188,549,962	17.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 15.6%
28,890 (4)	Axon Enterprise, Inc.	$2,117,059	0.2
24,902 (3)	Brink’s Co.	2,258,113	0.2
27,738	EMCOR Group, Inc.	2,393,789	0.2
30,354 (4)	Generac Holdings, Inc.	3,053,309	0.3
17,566 (3)	MSA Safety, Inc.	2,219,640	0.2
21,790 (4)	SPX Corp.	1,108,675	0.1
20,718 (4)	SPX FLOW, Inc.	1,012,489	0.1
27,229	Tetra Tech, Inc.	2,346,051	0.2
29,191 (3)(4)	Trex Co., Inc.	2,623,687	0.3
4,571,305 (1)(2)	Other Securities	145,454,579	13.8
		164,587,391	15.6
	Information Technology: 13.4%
57,377 (4)	ACI Worldwide, Inc.	2,173,728	0.2
14,384	Cabot Microelectronics Corp.	2,075,899	0.2
28,862 (4)	Cirrus Logic, Inc.	2,378,518	0.2
23,531 (3)	j2 Global, Inc.	2,205,090	0.2
71,118	KBR, Inc.	2,169,099	0.2
38,354 (4)	Lumentum Holdings, Inc.	3,041,472	0.3
31,688	MAXIMUS, Inc.	2,357,270	0.2
28,921 (3)	Science Applications International Corp.	2,516,705	0.3
21,262 (4)	Silicon Laboratories, Inc.	2,465,967	0.2
17,514 (4)	Tech Data Corp.	2,515,010	0.3
4,587,136 (1)(2)	Other Securities	117,206,607	11.1
		141,105,365	13.4
	Materials: 3.8%
30,512 (4)(5)(6)	Ferroglobe PLC	—	—
2,146,095 (1)(2)	Other Securities	40,530,021	3.8
		40,530,021	3.8
	Real Estate: 7.6%
18,711	EastGroup Properties, Inc.	2,482,388	0.2
63,641	First Industrial Realty Trust, Inc.	2,641,738	0.3
63,697	Healthcare Realty Trust, Inc.	2,125,569	0.2
55,195	Rexford Industrial Realty, Inc.	2,520,755	0.2
3,532,193 (1)(2)	Other Securities	70,749,973	6.7
		80,520,423	7.6
	Utilities: 3.6%
25,851	ALLETE, Inc.	2,098,326	0.2
30,561	Black Hills Corp.	2,400,261	0.2
26,027	ONE Gas, Inc.	2,435,346	0.2
45,070	Portland General Electric Co.	2,514,455	0.2
680,912 (1)(2)	Other Securities	28,987,558	2.8
		38,435,946	3.6
	Total Common Stock (Cost $745,470,475)	1,038,911,047	98.4

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Communication Services: —%
46,399 (4)(5)(6)	Media General, Inc. - CVR	$—	—

	Consumer, Non-cyclical: —%
390 (4)(5)(6)	GTX, Inc. - CVR	—	—

	Health Care: 0.0%
27,410 (4)(5)(6)	Alder Biopharmaceuticals, Inc. - CVR	24,121	0.0

	Materials: 0.0%
11,546 (4)(5)(6)	A Schulman, Inc. - CVR	23,092	0.0
	Total Rights (Cost $6,838)	47,213	0.0
	Total Long-Term Investments (Cost $745,477,313)	1,038,958,260	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 22.7%
	Commercial Paper: 1.7%
850,000 (7)	Albion Capital LLC, 1.900%, 01/21/2020	849,181	0.1
1,825,000 (7)	Banco Santander S.A., 1.950%, 02/05/2020	1,821,719	0.2
1,900,000 (7)	DBS Bank Ltd., 1.820%, 02/18/2020	1,895,375	0.2
625,000 (7)	DBS Bank Ltd., 1.860%, 02/28/2020	623,148	0.0
1,325,000 (7)	Flex Co. LLC, 1.910%, 01/31/2020	1,322,946	0.1
2,225,000 (7)	LMA Americas LLC, 1.810%, 01/23/2020	2,222,112	0.2
1,825,000 (7)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	1,821,237	0.2
1,250,000 (7)	Sheffield Receivables Company LLC, 1.950%, 02/27/2020	1,246,282	0.1
950,000 (7)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	946,280	0.1
1,838,000 (7)	Societe Generale, 1.970%, 01/09/2020	1,837,173	0.2
1,900,000 (7)	Starbird Funding Corp., 1.910%, 02/20/2020	1,895,020	0.2
1,475,000 (7)	United Overseas Bnk Group, 1.900%, 01/24/2020	1,473,411	0.1
	Total Commercial Paper (Cost $17,953,884)	17,953,884	1.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes: 4.2%
1,825,000 (7)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	$1,825,528	0.1
1,900,000 (7)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	1,899,916	0.2
1,850,000 (7)	Bank of America Corp., 1.910%, 05/07/2020	1,850,000	0.2
1,750,000 (7)	Bedford Row Funding, 1.960%, 05/18/2020	1,750,295	0.2
625,000 (7)	BNP Paribas, 1.950%, 05/14/2020	625,047	0.0
1,100,000 (7)	Commonwealth Bank of Australia, 1.920%, 03/16/2020	1,100,015	0.1
1,700,000 (7)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,700,475	0.2
800,000 (7)	Crédit Industriel et Commercial, 1.890%, 02/14/2020	800,095	0.1
1,750,000 (7)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	1,750,293	0.1
1,775,000 (7)	Credit Suisse Group AG, 1.890%, 04/17/2020	1,775,795	0.2
2,050,000 (7)	DNB ASA, 1.930%, 02/14/2020	2,050,294	0.2
725,000 (7)	HSBC Bank PLC, 1.970%, 06/03/2020	724,998	0.1
425,000 (7)	Lloyds Bank PLC, 1.900%, 02/10/2020	425,073	0.0
600,000 (7)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 01/16/2020	600,071	0.0
775,000 (7)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 02/18/2020	775,149	0.1
1,625,000 (7)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	1,625,309	0.1
775,000 (7)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	775,197	0.1
1,000,000 (7)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	1,000,042	0.1
775,000 (7)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	775,036	0.1
700,000 (7)	Mizuho Financial Group Inc., 2.020%, 05/26/2020	700,060	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
1,925,000 (7)	National Bank Of Canada, 1.990%, 05/01/2020	$1,925,248	0.2
650,000 (7)	Royal Bank Of Canada, 1.860%, 04/29/2020	650,040	0.1
1,925,000 (7)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	1,925,062	0.2
1,025,000 (7)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	1,025,123	0.1
700,000 (7)	Starbird Funding Corp., 2.070%, 04/24/2020	700,280	0.1
1,050,000 (7)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	1,049,987	0.1
1,850,000 (7)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	1,849,988	0.2
1,850,000 (7)	The Norinchukin Bank, 2.050%, 04/24/2020	1,850,665	0.2
275,000 (7)	The Sumitomo Mitsui Financial Group, 1.880%, 02/03/2020	275,010	0.0
1,275,000 (7)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	1,274,902	0.1
1,000,000 (7)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	999,831	0.1
675,000 (7)	The Sumitomo Mitsui Financial Group, 1.990%, 01/31/2020	675,056	0.1
2,075,000 (7)	Toronto-Dominion Bank, 1.850%, 02/13/2020	2,075,059	0.2
1,200,000 (7)	Toronto-Dominion Bank, 2.000%, 04/30/2020	1,200,076	0.1
1,275,000 (7)	Westpac Banking Corp, 1.830%, 02/10/2020	1,275,101	0.1
625,000 (7)	Westpac Banking Corp, 1.970%, 06/03/2020	625,024	0.1
	Total Floating Rate Notes (Cost $43,905,140)	43,905,140	4.2

	Repurchase Agreements: 12.5%
51,822,602 (7)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $51,827,060, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $52,863,665, due 09/01/24-11/01/49)	51,822,602	4.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
11,343,134 (7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $11,344,128, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $11,571,026, due 01/15/20-11/15/48)	$11,343,134	1.1
51,822,602 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $51,827,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $52,859,057, due 06/30/21-12/01/49)	51,822,602	4.9
16,967,548 (7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $16,969,175, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $17,307,365, due 04/15/21-02/15/47)	16,967,548	1.6
	Total Repurchase Agreements (Cost $131,955,886)	131,955,886	12.5

	Certificates of Deposit: 0.7%
625,000 (7)	Deutscher Sparkassen - und Giroverband, 1.860%, 02/20/2020	625,199	0.0
1,000,000 (7)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.830%, 02/13/2020	999,919	0.1
975,000 (7)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	975,039	0.1
1,900,000 (7)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	1,900,067	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit (continued)
1,900,000 (7)	The Norinchukin Bank, 1.900%, 03/05/2020	$1,900,160	0.2
1,250,000 (7)	Toronto-Dominion Bank, 1.850%, 03/18/2020	1,250,189	0.1
	Total Certificates of Deposit (Cost $7,650,573)	7,650,573	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds(7): 3.6%
2,720,000 (7)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	2,720,000	0.3
22,922,000 (7)(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	22,922,000	2.2
7,860,000 (7)(8)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	7,860,000	0.7
4,772,000 (7)(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	4,772,000	0.4
	Total Mutual Funds (Cost $38,274,000)	38,274,000	3.6
	Total Short-Term Investments (Cost $239,739,483)	239,739,483	22.7

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $985,216,796)	$1,278,697,743	121.1
Liabilities in Excess of Other Assets	(222,826,334)	(21.1)
Net Assets	$1,055,871,409	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
Non-income producing security.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of  $47,213 or 0.0% of net assets. Please refer to the table below for additional details.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$23,603,956	$—	$—	$23,603,956
Consumer Discretionary	112,879,402	—	—	112,879,402
Consumer Staples	31,313,299	—	—	31,313,299
Energy	32,969,474	—	—	32,969,474
Financials	184,415,808	—	—	184,415,808
See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Health Care	188,549,962	—	—	188,549,962
Industrials	164,587,391	—	—	164,587,391
Information Technology	141,105,365	—	—	141,105,365
Materials	40,530,021	—	—	40,530,021
Real Estate	80,520,423	—	—	80,520,423
Utilities	38,435,946	—	—	38,435,946
Total Common Stock	1,038,911,047	—	—	1,038,911,047
Rights	—	—	47,213	47,213
Short-Term Investments	38,274,000	201,465,483	—	239,739,483
Total Investments, at fair value	$1,077,185,047	$201,465,483	$47,213	$1,278,697,743
Other Financial Instruments+
Futures	260,643	—	—	260,643
Total Assets	$1,077,445,690	$201,465,483	$47,213	$1,278,958,386
At December 31, 2019, Voya Russell™ Small Cap Index Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
A Schulman, Inc. - CVR	8/22/2018	$6,039	$23,092
Alder Biopharmaceuticals, Inc. - CVR	12/19/2019	—	24,121
Ferroglobe PLC	6/26/2018	—	—
GTX, Inc. - CVR	6/10/2019	799	—
Media General, Inc. - CVR	1/18/2017	—	—
		$6,838	$47,213

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following futures contracts were outstanding for Voya Russell™ Small Cap Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	237	03/20/20	$19,796,610	$260,643
			$19,796,610	$260,643
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$260,643
Total Asset Derivatives		$260,643

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,644,041
Total	$2,644,041

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,564,268
Total	$1,564,268
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $993,031,798.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$367,569,518
Gross Unrealized Depreciation	(81,642,693)
Net Unrealized Appreciation	$285,926,825
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 27.3%
	Basic Materials: 0.7%
500,000 (1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	$529,345	0.0
17,923,000 (2)	Other Securities	19,956,195	0.7
		20,485,540	0.7
	Communications: 2.6%
12,394,000 (3)	AT&T, Inc., 3.200%-6.000%, 03/01/2022-03/09/2048	13,985,881	0.5
8,559,000	Comcast Corp., 3.000%-6.500%, 02/01/2024-10/15/2048	9,851,480	0.3
1,000,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	1,015,306	0.0
9,871,000	Verizon Communications, Inc., 2.625%-4.862%, 08/15/2026-08/21/2046	11,490,195	0.4
5,000,000 (3)	Vodafone Group PLC, 2.950%-6.150%, 02/19/2023-02/27/2037	5,561,125	0.2
35,028,000 (2)	Other Securities	38,581,815	1.2
		80,485,802	2.6
	Consumer, Cyclical: 1.6%
1,000,000 (1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	1,001,983	0.0
750,000	General Motors Co., 6.600%, 04/01/2036	884,834	0.0
4,250,000	General Motors Financial Co., Inc., 3.150%-5.250%, 06/30/2022-01/05/2028	4,451,386	0.2
5,000,000	Walmart, Inc., 1.900%-3.700%, 12/15/2020-06/26/2028	5,281,055	0.2
36,433,949 (2)	Other Securities	38,912,909	1.2
		50,532,167	1.6
	Consumer, Non-cyclical: 4.4%
1,000,000 (1)	AbbVie, Inc., 3.200%, 11/21/2029	1,017,934	0.0
1,000,000 (1)	AbbVie, Inc., 4.050%, 11/21/2039	1,060,396	0.1
1,000,000 (1)	AbbVie, Inc., 4.250%, 11/21/2049	1,056,939	0.0
6,500,000 (3)	AbbVie, Inc., 2.300%-4.700%, 05/14/2020-05/14/2046	6,887,109	0.2
3,500,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	4,145,639	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,000,000	Anheuser-Busch InBev Worldwide, Inc., 3.750%-8.200%, 01/15/2039-07/15/2042	$1,438,406	0.1
250,000 (1)	Bristol-Myers Squibb Co., 3.625%, 05/15/2024	264,163	0.0
500,000 (1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	540,902	0.0
1,000,000 (1)	Bristol-Myers Squibb Co., 3.900%, 02/20/2028	1,102,078	0.1
1,000,000 (1)	Bristol-Myers Squibb Co., 4.000%, 08/15/2023	1,065,390	0.0
500,000 (1)	Bristol-Myers Squibb Co., 4.625%, 05/15/2044	605,844	0.0
500,000 (1)	Bristol-Myers Squibb Co., 5.000%, 08/15/2045	641,051	0.0
750,000 (1)	Cigna Corp., 3.250%, 04/15/2025	778,010	0.1
500,000 (1)	Cigna Corp., 3.400%, 03/01/2027	519,882	0.0
250,000 (1)	Cigna Corp., 3.500%, 06/15/2024	261,172	0.0
500,000 (1)	Cigna Corp., 4.800%, 07/15/2046	580,956	0.0
8,393,000 (3)	CVS Health Corp., 2.750%-5.300%, 07/20/2020-03/25/2048	9,319,340	0.3
500,000 (1)	ERAC USA Finance LLC, 3.850%, 11/15/2024	529,255	0.0
6,250,000 (3)	Pfizer, Inc., 3.400%-4.300%, 05/15/2024-12/15/2046	7,012,066	0.2
6,800,000	UnitedHealth Group, Inc., 2.375%-4.750%, 12/15/2021-04/15/2047	7,302,692	0.2
84,696,000 (2)	Other Securities	91,803,418	3.0
		137,932,642	4.4
	Energy: 2.8%
4,250,000	BP Capital Markets America, Inc., 2.112%-3.937%, 09/16/2021-09/21/2028	4,436,718	0.1
1,750,000	BP Capital Markets PLC, 2.315%-3.814%, 02/13/2020-11/04/2024	1,812,617	0.1
4,750,000	Enterprise Products Operating LLC, 2.850%-4.900%, 04/15/2021-05/15/2046	5,341,938	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
3,292,000	Kinder Morgan Energy Partners L.P., 3.500%-6.950%, 03/01/2021-09/01/2044	$3,844,250	0.1
1,500,000	Kinder Morgan, Inc./DE, 4.300%-5.550%, 06/01/2025-02/15/2046	1,703,751	0.1
5,625,000 (3)	Petroleos Mexicanos, 4.250%-6.625%, 01/18/2024-06/27/2044	5,602,426	0.2
1,000,000	Phillips 66, 2.517%, (US0003M + 0.600%), 02/26/2021	1,000,067	0.0
5,290,000	Shell International Finance BV, 1.750%-4.375%, 11/10/2020-09/12/2046	5,739,196	0.2
52,432,000 (2)	Other Securities	58,071,616	1.8
		87,552,579	2.8
	Financial: 9.4%
16,934,000 (4)	Bank of America Corp., 2.738%-4.450%, 01/23/2022-12/20/2028	17,922,713	0.6
3,500,000 (3)(4)	Bank of New York Mellon Corp./The, 2.600%-3.442%, 02/07/2022-02/07/2028	3,614,727	0.1
1,700,000	Bank of New York Mellon Corp., 2.200%-3.000%, 04/15/2021-10/30/2028	1,725,955	0.1
1,000,000	Berkshire Hathaway Finance Corp., 4.200%, 08/15/2048	1,181,786	0.0
2,000,000 (3)	Berkshire Hathaway, Inc., 2.750%-3.125%, 03/15/2023-03/15/2026	2,079,192	0.1
1,000,000 (1)(3)	BNP Paribas SA, 3.500%, 11/16/2027	1,044,954	0.0
1,000,000 (1)(3)	BPCE SA, 3.250%, 01/11/2028	1,038,338	0.0
500,000	Citibank NA, 2.100%, 06/12/2020	500,278	0.0
14,108,000 (4)	Citigroup, Inc., 2.700%-8.125%, 07/30/2022-05/06/2044	15,617,718	0.5
10,000,000 (1)	CPPIB Capital, Inc., 3.125%, 09/25/2023	10,462,790	0.3
750,000 (1)	Credit Suisse Group AG, 3.574%, 01/09/2023	770,531	0.0
750,000 (1)	Credit Suisse Group AG, 4.282%, 01/09/2028	815,814	0.1
800,000 (1)	Dexia Credit Local SA, 2.500%, 01/25/2021	805,431	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
5,801,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	$6,187,077	0.2
4,580,000 (4)	Goldman Sachs Group, Inc./The, 2.875%-3.850%, 02/25/2021-04/23/2029	4,744,760	0.1
6,250,000	Goldman Sachs Group, Inc., 3.750%-6.750%, 01/24/2022-10/01/2037	7,944,650	0.3
250,000	HSBC USA, Inc., 3.500%, 06/23/2024	263,952	0.0
8,350,000 (4)	HSBC Holdings PLC, 2.633%-6.500%, 03/08/2021-12/31/2199	9,912,828	0.3
1,000,000 (4)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	1,000,532	0.1
14,875,000 (4)	JPMorgan Chase & Co., 2.950%-5.500%, 01/24/2022-02/22/2048	16,622,921	0.5
16,000,000	Kreditanstalt fuer Wiederaufbau, 1.625%-2.625%, 11/30/2020-03/07/2022	16,226,054	0.5
500,000 (1)	Metropolitan Life Global Funding I, 1.950%, 09/15/2021	500,463	0.0
750,000 (1)	Metropolitan Life Global Funding I, 3.450%, 12/18/2026	804,861	0.0
13,300,000 (4)	Morgan Stanley, 2.500%-5.000%, 04/21/2021-01/24/2029	14,114,574	0.5
2,000,000 (1)	Ontario Teachers’ Finance Trust, 1.625%, 09/12/2024	1,970,967	0.1
750,000 (1)	Toronto-Dominion Bank/The, 2.500%, 01/18/2023	759,557	0.0
500,000 (1)	UBS Group AG, 2.950%, 09/24/2020	503,549	0.0
500,000 (1)	UBS Group AG, 3.000%, 04/15/2021	506,687	0.0
10,983,000 (4)	Wells Fargo & Co., 2.879%-5.606%, 04/01/2021-11/17/2045	11,819,062	0.4
1,750,000	Wells Fargo Bank NA, 2.600%-6.600%, 01/15/2021-01/15/2038	2,094,536	0.1
133,499,000 (2)	Other Securities	140,176,394	4.5
		293,733,651	9.4
	Industrial: 2.0%
800,000 (1)	L3Harris Technologies, Inc., 4.950%, 02/15/2021	819,730	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
57,700,000 (2)	Other Securities	$62,677,976	2.0
		63,497,706	2.0
	Technology: 1.8%
10,900,000	Apple, Inc., 2.150%-4.450%, 02/23/2021-05/13/2045	11,535,914	0.4
400,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	411,651	0.0
400,000 (1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	433,866	0.0
400,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	460,387	0.0
400,000 (1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	550,596	0.1
11,250,000	Microsoft Corp., 1.550%-4.875%, 08/08/2021-08/08/2056	12,403,531	0.4
9,080,000 (3)	Oracle Corp., 1.900%-5.375%, 07/08/2021-05/15/2045	9,959,218	0.3
18,153,000 (2)	Other Securities	19,131,060	0.6
		54,886,223	1.8
	Utilities: 2.0%
1,668,000	Berkshire Hathaway Energy Co., 6.125%, 04/01/2036	2,298,551	0.1
1,000,000 (1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	1,091,575	0.0
250,000 (1)	Monongahela Power Co., 5.400%, 12/15/2043	322,965	0.0
54,525,234 (2)	Other Securities	60,277,612	1.9
		63,990,703	2.0
	Total Corporate Bonds/Notes (Cost $791,788,824)	853,097,013	27.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
1,379,013	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,412,965	0.1
1,112,641	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/2036	1,253,659	0.0
	Total Collateralized Mortgage Obligations (Cost $2,619,150)	2,666,624	0.1
MUNICIPAL BONDS: 1.0%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/2039	6,961,836	0.2

	Connecticut: 0.1%
3,735,000	Other Securities	4,813,780	0.1
Principal Amount†		Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
	New Jersey: 0.3%
3,425,000	New Jersey Turnpike Authority, 7.102%, 01/01/2041	$5,229,530	0.2
2,335,000	Other Securities	3,030,106	0.1
		8,259,636	0.3
	New York: 0.2%
3,495,000	Other Securities	4,968,737	0.2

	Washington: 0.2%
3,900,000	Other Securities	4,984,746	0.2
	Total Municipal Bonds (Cost $22,857,911)	29,988,735	1.0
U.S. TREASURY OBLIGATIONS: 38.0%
	U.S. Treasury Bonds: 6.5%
10,659,000	2.250%,08/15/2046	10,349,688	0.3
84,724,000 (3)	2.250%,08/15/2049	82,117,602	2.6
10,042,000	3.000%,11/15/2045	11,224,410	0.4
13,888,000	3.625%,08/15/2043	17,016,846	0.5
14,092,000	3.625%,02/15/2044	17,303,623	0.6
13,251,000	3.750%,11/15/2043	16,556,997	0.5
43,870,600	2.500%-6.000%, 02/15/2026-02/15/2049	49,136,961	1.6
		203,706,127	6.5
	U.S. Treasury Notes: 31.5%
13,040,000	1.250%,10/31/2021	12,960,710	0.4
37,540,000	1.375%,04/30/2021	37,424,924	1.2
24,847,000	1.625%,02/15/2026	24,607,079	0.8
18,000,000	1.750%,09/30/2022	18,067,009	0.6
12,097,000	2.000%,02/28/2021	12,146,591	0.4
17,133,000	2.000%,11/15/2026	17,314,468	0.6
10,105,000	2.125%,06/30/2022	10,236,175	0.3
20,000,000	2.125%,05/15/2025	20,397,140	0.7
26,457,000	2.250%,11/15/2024	27,131,904	0.9
19,590,000	2.375%,12/31/2020	19,728,703	0.6
9,874,000	2.500%,05/15/2024	10,210,560	0.3
11,396,000	2.750%,09/15/2021	11,614,401	0.4
36,569,500	2.750%,11/15/2023	38,042,433	1.2
37,052,000	2.750%,02/15/2024	38,625,530	1.2
16,545,000	2.875%,10/31/2020	16,710,346	0.5
156,465,000	1.125%-3.500%, 01/31/2020-05/15/2029	156,694,319	5.0
456,000 (3)	1.500%,10/31/2024	451,836	0.0
140,440,000 (3)	1.625%,12/31/2021	140,581,708	4.5
86,939,000	1.625%,12/15/2022	86,980,284	2.8
90,454,000	1.750%,12/31/2024	90,659,200	2.9
92,431,000	1.750%,12/31/2026	91,896,485	2.9
83,733,000 (3)	1.750%,11/15/2029	82,414,842	2.6
20,498,000	2.125%,01/31/2021	20,605,378	0.7
		985,502,025	31.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	Total U.S. Treasury Obligations (Cost $1,169,654,753)	$1,189,208,152	38.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 27.8%
	Federal Home Loan Mortgage Corporation: 6.5%(5)
24,934,727	3.000%,05/01/2045	25,544,508	0.8
22,960,712	3.500%,04/01/2043	24,150,273	0.8
24,209,304	3.500%,02/01/2044	25,459,765	0.8
25,519,294	3.500%,03/01/2048	26,944,402	0.9
814,070	5.008%, (US0012M + 1.900)%,02/01/2042	850,391	0.0
95,824,505	3.000%-6.500%, 04/01/2023-07/01/2048	101,810,674	3.2
		204,760,013	6.5
	Federal National Mortgage Association: 1.2%(5)
19,804,852	3.500%,11/01/2051	20,780,017	0.7
13,113,969	1.500%-7.125%, 06/22/2020-09/01/2046	15,129,716	0.5
		35,909,733	1.2
	Government National Mortgage Association: 8.5%
11,396,853	3.000%,04/15/2045	11,733,032	0.4
17,410,877	3.000%,07/20/2046	17,966,721	0.6
24,178,560	3.000%,04/20/2048	24,862,893	0.8
22,817,663	3.500%,03/20/2047	23,846,396	0.7
12,466,143	3.500%,09/20/2047	12,985,429	0.4
23,053,412	3.500%,02/20/2048	24,094,085	0.8
23,321,905	3.500%,03/20/2048	24,501,128	0.8
55,500,000 (6)	4.000%,01/20/2050	57,445,575	1.8
63,021,792	3.000%-6.000%, 10/15/2036-06/20/2048	66,813,164	2.2
		264,248,423	8.5
	Other U.S. Agency Obligations: 0.8%
12,500,000	2.390%,11/01/2034	12,307,867	0.4
11,510,000	1.875%-7.125%, 08/15/2022-01/15/2038	13,859,973	0.4
		26,167,840	0.8
	Uniform Mortgage-Backed Securities: 10.8%
17,728,452	2.500%,04/01/2037	17,922,472	0.6
45,689,381	3.000%,12/01/2034	46,926,635	1.5
18,458,617	3.000%,12/01/2042	19,041,777	0.6
10,244,227	3.000%,07/01/2043	10,545,798	0.3
21,154,538	3.000%,12/01/2046	21,652,954	0.7
13,694,158	3.500%,11/01/2042	14,432,002	0.5
14,790,980	4.000%,11/01/2040	15,866,542	0.5
181,101,714	2.500%-6.500%, 04/01/2021-03/01/2048	191,773,264	6.1
		338,161,444	10.8
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Total U.S. Government Agency Obligations (Cost $846,475,124)	$869,247,453	27.8
SOVEREIGN BONDS: 2.4%
4,950,000	Colombia Government International Bond, 4.000%-7.375%, 02/26/2024-09/18/2037	5,939,768	0.2
6,000,000	Japan Bank for International Cooperation, 1.750%-2.125%, 05/28/2020-11/16/2020	6,012,677	0.2
3,000,000 (1)	Kommunalbanken AS, 2.250%, 01/25/2022	3,029,808	0.1
1,800,000 (1)	Kommunalbanken AS, 2.500%, 01/11/2023	1,841,654	0.0
5,000,000	Mexico Government International Bond, 4.750%, 03/08/2044	5,542,175	0.2
4,000,000 (3)	Peruvian Government International Bond, 6.550%, 03/14/2037	5,863,740	0.2
4,000,000	Philippine Government International Bond, 6.375%, 01/15/2032	5,456,552	0.2
1,000,000	Province of Ontario Canada, 1.875%, 05/21/2020	1,000,095	0.1
13,308,000	Province of Ontario Canada, 4.400%, 04/14/2020	13,405,125	0.4
24,525,000 (2)	Other Securities	26,043,792	0.8
	Total Sovereign Bonds (Cost $70,616,326)	74,135,386	2.4
COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.1%
2,000,000 (1)	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/2033	2,075,566	0.1
3,000,000	Citigroup Commercial Mortgage Trust 2014-GC19 A4, 4.023%, 03/10/2047	3,190,329	0.1
1,000,000 (1)(4)	COMM 2013-CR10 AM, 4.517%, 08/10/2046	1,066,528	0.1
650,000	COMM 2015-CR23 A3, 3.230%, 05/10/2048	676,273	0.0
315,000 (4)	COMM 2015-PC1 B, 4.436%, 07/10/2050	334,772	0.0
1,000,000	COMM 2016-COR1 A4, 3.091%, 10/10/2049	1,032,760	0.0
1,000,000	COMM 2016-COR1 AM, 3.494%, 10/10/2049	1,036,393	0.0
1,000,000	COMM 2016-CR28 A4, 3.762%, 02/10/2049	1,068,300	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000 (4)	Ginnie Mae 2011-127 C, 3.500%, 03/16/2047	$2,008,536	0.1
6,000,000 (4)	Ginnie Mae 2011-142 B, 3.485%, 02/16/2044	6,099,985	0.2
2,000,000 (4)	Ginnie Mae 2011-20 C, 3.562%, 04/16/2041	2,039,563	0.1
5,000,000 (4)	Ginnie Mae 2011-38 D, 3.618%, 01/16/2051	5,128,195	0.2
90,261 (4)	Ginnie Mae 2011-53 B, 3.934%, 05/16/2051	92,013	0.0
5,000,000	Ginnie Mae 2014-150 C, 3.400%, 12/16/2049	5,107,889	0.1
3,000,000	Ginnie Mae 2014-50 C, 3.400%, 02/16/2047	3,081,545	0.1
6,379,463	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 4.166%, 12/15/2046	6,813,975	0.2
3,000,000	JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/2049	3,070,367	0.1
2,065,000 (1)	Ladder Capital Commercial Mortgage 2013-GCP A2 Mortgage Trust, 3.985%, 02/15/2036	2,241,960	0.1
3,200,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/2048	3,277,356	0.1
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/2047	2,101,397	0.1
1,250,000 (4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 B, 4.565%, 04/15/2047	1,327,486	0.0
220,000 (4)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 C, 4.153%, 03/15/2048	226,211	0.0
100,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	102,503	0.0
100,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	102,541	0.0
1,000,000 (1)(4)	MSCG Trust 2015-ALDR A2, 3.462%, 06/07/2035	1,022,665	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,350,000	Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/2048	$2,489,337	0.1
2,000,000	Wells Fargo Commercial Mortgage Trust 2016-NXS5 A4, 3.370%, 01/15/2059	2,100,039	0.0
7,000,000	Other Securities	7,648,970	0.2
	Total Commercial Mortgage-Backed Securities (Cost $66,037,228)	66,563,454	2.1
SUPRANATIONAL BONDS: 0.9%
6,506,000	Asian Development Bank, 1.625%-2.125%, 03/16/2021-03/19/2025	6,520,668	0.2
13,771,000 (3)	European Investment Bank, 1.625%-4.000%, 05/15/2020-03/15/2022	13,854,985	0.4
8,964,000	Other Securities	9,237,810	0.3
	Total Supranational Bonds (Cost $29,152,529)	29,613,463	0.9
ASSET-BACKED SECURITIES: 0.6%
	Automobile Asset-Backed Securities: 0.4%
1,000,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	1,003,178	0.0
350,000	GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	351,656	0.0
1,000,000 (1)	Hyundai Auto Lease Securitization Trust 2019-A A4, 3.050%, 12/15/2022	1,016,237	0.0
592,000 (1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	595,938	0.0
350,000 (1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	351,251	0.0
350,000 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	351,555	0.0
600,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	596,294	0.1
9,337,209	Other Securities	9,437,596	0.3
		13,703,705	0.4
	Credit Card Asset-Backed Securities: 0.1%
4,600,000	Other Securities	4,639,419	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 0.1%
1,650,000 (1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	$1,651,971	0.1
79,668	Other Securities	79,615	0.0
		1,731,586	0.1
	Total Asset-Backed Securities (Cost $19,905,514)	20,074,710	0.6
CONVERTIBLE BONDS/NOTES: 0.0%
	Financial: 0.0%
500,000	Other Securities	510,530	0.0
	Total Convertible Bonds/Notes (Cost $500,750)	510,530	0.0
	Total Long-Term Investments (Cost $3,019,608,109)	3,135,105,520	100.2
SHORT-TERM INVESTMENTS: 8.6%
	Commercial Paper: 1.4%
1,805,000	Consolidated Edison Inc., 1.950%, 01/24/2020	1,802,692	0.1
17,000,000	Crown Point, 1.830%, 01/03/2020	16,997,450	0.5
2,860,000 (7)	DBS Bank Ltd., 1.710%, 01/07/2020	2,859,099	0.1
3,250,000 (7)	DBS Bank Ltd., 1.820%, 02/18/2020	3,242,089	0.1
8,000,000	Exelon Corp., 1.800%, 01/02/2020	7,999,209	0.3
1,325,000 (7)	Flex Co. LLC, 1.910%, 01/31/2020	1,322,946	0.0
2,735,000 (7)	LMA Americas LLC, 1.800%, 01/27/2020	2,730,988	0.1
2,250,000 (7)	Matchpoint Finance PLC, 1.850%, 02/03/2020	2,246,186	0.1
3,000,000 (7)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	2,988,252	0.1
700,000 (7)	Starbird Funding Corp., 1.910%, 02/20/2020	698,165	0.0
1,475,000 (7)	United Overseas Bnk Group, 1.900%, 01/24/2020	1,473,411	0.0
	Total Commercial Paper (Cost $44,361,729)	44,360,487	1.4

	Floating Rate Notes: 2.3%
1,525,000 (7)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	1,525,442	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
3,250,000 (7)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	$3,249,856	0.1
1,450,000 (7)	Bank of Montreal, 1.920%, 01/21/2020	1,450,121	0.0
3,000,000 (7)	Bank of Nova Scotia, 1.940%, 05/08/2020	2,999,776	0.1
2,975,000 (7)	Bedford Row Funding, 1.920%, 03/13/2020	2,975,260	0.1
2,995,000 (7)	BNP Paribas, 1.880%, 03/04/2020	2,995,702	0.1
3,275,000 (7)	Citibank N.A., 1.960%, 05/01/2020	3,277,155	0.1
3,050,000 (7)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	3,049,993	0.1
1,100,000 (7)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,100,308	0.0
1,950,000 (7)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	1,950,149	0.1
1,575,000 (7)	DNB ASA, 1.880%, 03/04/2020	1,575,307	0.1
1,125,000 (7)	DNB ASA, 1.930%, 02/14/2020	1,125,161	0.0
2,675,000 (7)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	2,675,509	0.1
1,350,000 (7)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 05/26/2020	1,350,103	0.0
250,000 (7)	Mitsubishi UFJ Financial Group, Inc., 2.050%, 02/25/2020	250,086	0.0
2,325,000 (7)	Mitsubishi UFJ Financial Group, Inc., 2.000%, 02/28/2020	2,325,659	0.1
3,300,000 (7)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	3,300,155	0.1
3,100,000 (7)	Mizuho Financial Group Inc., 2.020%, 05/26/2020	3,100,266	0.1
1,000,000 (7)	National Australia Bank Ltd., 1.890%, 02/10/2020	1,000,021	0.0
600,000 (7)	National Bank Of Canada, 1.950%, 02/27/2020	600,123	0.0
3,375,000 (7)	National Bank Of Canada, 1.990%, 05/01/2020	3,375,434	0.1
2,725,000 (7)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	2,725,088	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
3,050,000 (7)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	$3,050,367	0.1
1,300,000 (7)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	1,299,984	0.1
1,050,000 (7)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	1,049,993	0.0
3,200,000 (7)	Svenska Handelsbanken AB, 1.970%, 05/20/2020	3,200,108	0.1
2,600,000 (7)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	2,599,430	0.1
1,200,000 (7)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	1,199,907	0.0
2,025,000 (7)	The Sumitomo Mitsui Financial Group, 1.990%, 01/31/2020	2,025,168	0.1
2,375,000 (7)	Toronto-Dominion Bank, 1.850%, 02/13/2020	2,375,068	0.1
600,000 (7)	Toronto-Dominion Bank, 1.850%, 02/27/2020	600,033	0.0
2,200,000 (7)	Toronto-Dominion Bank, 2.000%, 04/30/2020	2,200,139	0.1
3,050,000 (7)	Toyota Motor Corp., 1.900%, 03/02/2020	3,050,771	0.1
791,000 (7)	Wells Fargo & Co., 1.860%, 02/14/2020	791,094	0.0
724,000 (7)	Wells Fargo Bank N.A., 1.830%, 03/06/2020	724,135	0.0
	Total Floating Rate Notes (Cost $72,142,871)	72,142,871	2.3

	Repurchase Agreements: 3.8%
49,524,047 (7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $49,528,389, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $50,519,020, due 01/15/20-11/15/48)	49,524,047	1.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
52,881,398 (7)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $52,885,947, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $53,939,026, due 02/13/20-09/20/69)	$52,881,398	1.7
15,032,446 (7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $15,033,887, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $15,333,508, due 04/15/21-02/15/47)	15,032,446	0.5
	Total Repurchase Agreements (Cost $117,437,891)	117,437,891	3.8

	Certificates of Deposit: 0.4%
2,750,000 (7)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	2,750,877	0.1
2,700,000 (7)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.850%, 02/27/2020	2,699,622	0.1
1,850,000 (7)	Dz Bank Ag Deutsche Zentral- Genossenschaftsbank, 1.870%, 03/12/2020	1,849,839	0.1
2,325,000 (7)	The Norinchukin Bank, 1.870%, 03/05/2020	2,325,081	0.1
1,650,000 (7)	The Norinchukin Bank, 1.900%, 03/05/2020	1,650,139	0.0
	Total Certificates of Deposit (Cost $11,275,558)	11,275,558	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.7%
14,390,000(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	$14,390,000	0.4
8,442,000 (7)(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	8,442,000	0.3
	Total Mutual Funds (Cost $22,832,000)	22,832,000	0.7
	Total Short-Term Investments (Cost $268,050,049)	268,048,807	8.6
	Total Investments in Securities (Cost $3,287,658,158)	$3,403,154,327	108.8
	Liabilities in Excess of Other Assets	(276,224,741)	(8.8)
	Net Assets	$3,126,929,586	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Security, or a portion of the security, is on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2019.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Settlement is on a when-issued or delayed-delivery basis.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:
US0003M 3-month LIBOR
US0012M 12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$853,097,013	$—	$853,097,013
Collateralized Mortgage Obligations	—	2,666,624	—	2,666,624
Municipal Bonds	—	29,988,735	—	29,988,735
Asset-Backed Securities	—	20,074,710	—	20,074,710
Sovereign Bonds	—	74,135,386	—	74,135,386
Supranational Bonds	—	29,613,463	—	29,613,463
Commercial Mortgage-Backed Securities	—	66,563,454	—	66,563,454
U.S. Government Agency Obligations	—	869,247,453	—	869,247,453
Convertible Bonds/Notes	—	510,530	—	510,530
U.S. Treasury Obligations	—	1,189,208,152	—	1,189,208,152
Short-Term Investments	22,832,000	245,216,807	—	268,048,807
Total Investments, at fair value	$22,832,000	$3,380,322,327	$—	$3,403,154,327
Other Financial Instruments+
Futures	305	—	—	305
Total Assets	$22,832,305	$3,380,322,327	$—	$3,403,154,632
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(152,800)	$—	$(152,800)
Futures	(8,293)	—	—	(8,293)
Total Liabilities	$(8,293)	$(152,800)	$—	$(161,093)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following futures contracts were outstanding for Voya U.S. Bond Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 5-Year Note	22	03/31/20	$2,609,406	$(8,293)
			$2,609,406	$(8,293)
Short Contracts:
U.S. Treasury 2-Year Note	(4)	03/31/20	(862,000)	305
			$(862,000)	$305
At December 31, 2019, the following centrally cleared credit default swaps were outstanding for Voya U.S. Bond Index Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index, Series 33, Version 1	Buy	(1.000)	12/20/24	USD25,000,000	$(648,150)	$(152,800)
					$(648,150)	$(152,800)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Currency Abbreviations
USD — United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$305
Total Asset Derivatives		$305
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$8,293
Credit contracts	Net Assets — Unrealized depreciation**	152,800
Total Liability Derivatives		$161,093

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2019 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest Rate Contracts	$64,714	$—	$64,714
Credit Contracts	—	(729,740)	(729,740)
Total	$64,714	$(729,740)	$(665,026)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contracts	$—	$(152,800)	$(152,800)
Interest Rate Contracts	(2,230)	—	(2,230)
Total	$(2,230)	$(152,800)	$(155,030)
At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,292,084,142.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$119,252,275
Gross Unrealized Depreciation	(8,838,227)
Net Unrealized Appreciation	$110,414,048
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Emerging Markets Index Portfolio
Class I	NII	$0.2781
Class P2	NII	$0.2781
Class S	NII	$0.2481
Voya Euro STOXX 50® Index Portfolio
Class ADV	NII	$1.1079
Class I	NII	$1.2138
All Classes	LTCG	$0.0214
Voya FTSE 100 Index® Portfolio
Class ADV	NII	$1.3686
All Classes	LTCG	$0.2798
Voya Hang Seng Index Portfolio
Class ADV	NII	$0.8041
Class S	NII	$0.8686
All Classes	LTCG	$3.2917
Voya International Index Portfolio
Class ADV	NII	$0.2526
Class I	NII	$0.3073
Class P2	NII	$0.3074
Class S	NII	$0.2820
Class S2	NII	$0.2697
Voya Japan TOPIX Index® Portfolio
Class ADV	NII	$0.6371
All Classes	STCG	$0.0016
All Classes	LTCG	$1.9500
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	NII	$0.2033
Class I	NII	$0.3765
Class S	NII	$0.2838
All Classes	STCG	$0.0490
All Classes	LTCG	$1.7006
Voya Russell™ Large Cap Index Portfolio
Class ADV	NII	$0.2950
Class I	NII	$0.3822
Class S	NII	$0.3248
Class S2	NII	$0.2813
All Classes	LTCG	$0.7026
Portfolio Name	Type	Per Share Amount
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	NII	$0.4462
Class I	NII	$0.5692
Class S	NII	$0.5095
All Classes	STCG	$0.0291
All Classes	LTCG	$0.8364
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	NII	$0.2898
Class S	NII	$0.1945
Class S2	NII	$0.1511
All Classes	STCG	$0.4488
All Classes	LTCG	$2.8674
Voya Russell™ Mid Cap Index Portfolio
Class ADV	NII	$0.1579
Class I	NII	$0.2326
Class P2	NII	$0.2326
Class S	NII	$0.1918
Class S2	NII	$0.1691
All Classes	STCG	$0.0808
All Classes	LTCG	$2.5245
Voya Russell™ Small Cap Index Portfolio
Class ADV	NII	$0.0927
Class I	NII	$0.1671
Class P2	NII	$0.1671
Class S	NII	$0.1239
Class S2	NII	$0.1079
All Classes	STCG	$0.1587
All Classes	LTCG	$1.4369
Voya U.S. Bond Index Portfolio
Class ADV	NII	$0.2052
Class I	NII	$0.2594
Class P2	NII	$0.2864
Class S	NII	$0.2319
Class S2	NII	$0.2162

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Russell™ Large Cap Growth Index Portfolio	100.00%
Voya Russell™ Large Cap Index Portfolio	100.00%
Voya Russell™ Large Cap Value Index Portfolio	100.00%
Voya Russell™ Mid Cap Growth Index Portfolio	56.83%
Voya Russell™ Mid Cap Index Portfolio	74.97%
Voya Russell™ Small Cap Index Portfolio	39.09%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Euro STOXX 50® Index Portfolio	$755,642
Voya FTSE 100 Index® Portfolio	$7,048,948
Voya Hang Seng Index Portfolio	$10,009,667
Voya Japan TOPIX Index® Portfolio	$26,362,280
Voya Russell™ Large Cap Growth Index Portfolio	$32,560,097
Voya Russell™ Large Cap Index Portfolio	$29,343,919
Voya Russell™ Large Cap Value Index Portfolio	$13,839,150
Voya Russell™ Mid Cap Growth Index Portfolio	$23,724,609
Voya Russell™ Mid Cap Index Portfolio	$239,114,108
Voya Russell™ Small Cap Index Portfolio	$78,790,199
The Portfolios also designate as long-term capital gain distributions the following amounts of equalization:
Voya Euro STOXX 50® Index Portfolio	$19,637,837
Voya Hang Seng Index Portfolio	$2,347,495
Voya Japan TOPIX Index® Portfolio	$35,624,353
Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Emerging Markets Index Portfolio	$1,640,708	$0.0323	96.20%
Voya Euro STOXX 50® Index Portfolio	$181,708	$0.1075	80.30%
Voya Hang Seng Index Portfolio	$52,386	$0.0260	95.73%
Voya International Index Portfolio	$1,767,288	$0.0080	81.43%
Voya Japan TOPIX Index® Portfolio	$270,208	$0.3253	59.45%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director Chairperson	May 2013 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	October 2015 – Present	Retired.	146	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*
Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND
SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Board of Directors (“Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Directors periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, with respect to each Portfolio that seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index during these time periods.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the Sub-Adviser, respectively.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered each Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds, other funds the Sub-Adviser manages and/or their proprietary funds (if applicable) identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Emerging Markets Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Emerging Markets Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Euro STOXX 50® Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Euro STOXX 50® Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya FTSE 100 Index® Portfolio
In considering whether to approve the renewal of the Contracts for Voya FTSE 100 Index® Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Hang Seng Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Hang Seng Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya International Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya International Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Japan TOPIX Index® Portfolio
In considering whether to approve the renewal of the Contracts for Voya Japan TOPIX Index® Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its
Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Growth Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Value Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Large Cap Value Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Growth Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Mid Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Mid Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Small Cap Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya Russell™ Small Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Bond Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya U.S. Bond Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations. The Board also considered management’s representations regarding the sources of the differences between the Portfolio’s performance and that of its index, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
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Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $415,884 for the year ended December 31, 2019 and $439,980 for the year ended December 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2019 and $51,300 for the year ended December 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $93,979 for the year ended December 31, 2019 and $114,889 for the year ended December 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $5,206 for the year ended December 31, 2019 and $0 for the year ended December 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2019 and December 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Variable Portfolios, Inc.	$99,185	$166,189
Voya Investments, LLC (1)	$107,750	$38,950

__________________________________

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the reports to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Directors

Voya Variable Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Equity Portfolio, Voya Small Company Portfolio, Voya Emerging Markets Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio, Voya U.S. Bond Index Portfolio, Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio and Voya Index Plus SmallCap Portfolio (the “Funds”), each a series of Voya Variable Portfolios, Inc., including the summary portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the related notes (collectively, the financial statements) the financial highlights for each of the years or periods in the five-year period then ended (the “financial statements” and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 26, 2020

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Australia: 3.3%
88,555	AGL Energy Ltd.	$1,274,623	0.2
568,516	Aurizon Holdings Ltd.	2,086,411	0.3
49,289	Australia & New Zealand Banking Group Ltd.	850,037	0.1
134,296	BHP Group Ltd.	3,677,332	0.5
234,496	Coca-Cola Amatil Ltd.	1,821,014	0.3
163,052	Crown Resorts Ltd.	1,374,724	0.2
11,005	Macquarie Group Ltd.	1,065,770	0.2
112,076	Newcrest Mining Ltd.	2,366,928	0.3
80,686	Rio Tinto Ltd.	5,708,534	0.8
42,389	Sonic Healthcare Ltd.	854,686	0.1
346,571	Sydney Airport	2,105,668	0.3
		23,185,727	3.3

	Belgium: 0.3%
26,846	UCB S.A.	2,136,269	0.3

	Canada: 4.4%
41,012	Bank of Nova Scotia	2,316,607	0.3
84,072 (1)	BCE, Inc.	3,894,938	0.5
50,111 (1)	Canadian Imperial Bank of Commerce - XTSE	4,170,032	0.6
84,307	CI Financial Corp.	1,409,499	0.2
30,246	Empire Co. Ltd.	709,478	0.1
73,463	Great-West Lifeco, Inc.	1,881,621	0.3
19,894	iA Financial Corp., Inc.	1,092,787	0.2
17,451	Kirkland Lake Gold Ltd.	769,239	0.1
68,693 (1)	National Bank Of Canada	3,813,016	0.5
54,953	Open Text Corp.	2,421,478	0.3
19,559	Rogers Communications, Inc.	971,210	0.1
102,512	TELUS Corp.	3,969,276	0.6
45,590	Waste Connections, Inc.	4,139,116	0.6
		31,558,297	4.4

	China: 0.3%
660,500	BOC Hong Kong Holdings Ltd.	2,292,878	0.3

	Denmark: 1.2%
17,100	Carlsberg A/S	2,551,935	0.3
18,714	H Lundbeck A/S	715,446	0.1
94,792	Novo Nordisk A/S	5,493,086	0.8
		8,760,467	1.2

	Finland: 0.7%
31,741	Neste OYJ	1,104,437	0.1
22,907	Orion Oyj	1,060,866	0.2
69,785	Sampo OYJ	3,047,045	0.4
		5,212,348	0.7

	France: 1.9%
8,548	Danone	709,880	0.1
41,816	Edenred	2,167,102	0.3
11,174	Eiffage SA	1,281,964	0.2
71,379	Eutelsat Communications	1,160,159	0.2
88,606	Getlink SE	1,544,842	0.2
225,322 (2)	Orange SA	3,311,395	0.4
25,315	Renault S.A.	1,202,150	0.2
20,704	Societe Generale	722,531	0.1
11,711	Sodexo SA	1,387,849	0.2
		13,487,872	1.9

	Germany: 1.1%
6,345	Allianz SE	1,554,708	0.2
56,403	Deutsche Lufthansa AG	1,038,220	0.1
103,516	Deutsche Post AG	3,936,129	0.6
441,753 (2)	Telefonica Deutschland Holding AG	1,280,415	0.2
		7,809,472	1.1

	Guernsey: 0.5%
54,103	Amdocs Ltd.	3,905,695	0.5

	Hong Kong: 1.1%
421,000	CK Hutchison Holdings Ltd.	4,014,440	0.6
841,000	HKT Trust / HKT Ltd.	1,185,211	0.2
16,300	Jardine Matheson Holdings Ltd.	907,058	0.1
207,000	Power Assets Holdings Ltd.	1,514,333	0.2
		7,621,042	1.1

	Israel: 0.3%
282,886	Bank Leumi Le-Israel BM	2,063,069	0.3

	Italy: 0.7%
103,370	Enel S.p.A.	821,157	0.1
737,438	Snam SpA	3,877,320	0.6
		4,698,477	0.7

	Japan: 8.9%
60,700	ANA Holdings, Inc.	2,026,381	0.3
152,400 (1)	Canon, Inc.	4,170,956	0.6
14,400	Central Japan Railway Co.	2,895,390	0.4
7,700	East Japan Railway Co.	695,017	0.1
82,800	Fuji Film Holdings Corp.	3,954,189	0.5
3,100	Hikari Tsushin, Inc.	779,024	0.1
47,100	Hitachi Ltd.	1,987,420	0.3
12,700	Hoya Corp.	1,212,368	0.2
115,000	Japan Airlines Co. Ltd.	3,580,626	0.5
45,900	Kamigumi Co., Ltd.	1,008,968	0.1
31,100	Konami Holdings Corp.	1,277,978	0.2
13,900	Kyocera Corp.	947,364	0.1
20,700	Kyushu Railway Co.	692,986	0.1
13,700	Lawson, Inc.	777,648	0.1
116,400	LIXIL Group Corp.	2,008,698	0.3
32,900	Medipal Holdings Corp.	726,115	0.1
19,300	MEIJI Holdings Co., Ltd.	1,304,298	0.2
35,400	Mitsubishi Corp.	937,795	0.1
18,000	Mitsubishi Heavy Industries Ltd.	697,984	0.1
105,700	MS&AD Insurance Group Holdings, Inc.	3,489,019	0.5
111,000	Nippon Telegraph & Telephone Corp.	2,805,380	0.4
26,000	NTT DoCoMo, Inc.	724,260	0.1
181,100	ORIX Corp.	3,001,075	0.4
25,800	Sankyo Co., Ltd.	856,889	0.1
130,500	Seiko Epson Corp.	1,970,402	0.3
192,100	Sekisui House Ltd.	4,102,268	0.6
92,400	Softbank Corp.	1,239,054	0.2
252,500	Sumitomo Corp.	3,750,469	0.5
54,000	Sumitomo Mitsui Financial Group, Inc.	1,994,510	0.3
19,600	Sundrug Co., Ltd.	709,167	0.1
17,100	Suzuken Co., Ltd.	696,960	0.1

See Accompanying Notes to Financial Statements

1

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
Japan: (continued)
24,300 (2)	Trend Micro, Inc.	1,243,427	0.2
788	United Urban Investment Corp.	1,479,910	0.2
41,700	West Japan Railway Co.	3,606,782	0.5
		63,350,777	8.9

	Netherlands: 3.2%
191,596 (3)	ABN AMRO Bank NV	3,492,109	0.5
188,842	ING Groep NV	2,270,346	0.3
347,465	Koninklijke KPN NV	1,028,284	0.2
93,602	NN Group NV	3,559,026	0.5
241,536	Royal Dutch Shell PLC - Class A	7,152,949	1.0
86,114	Unilever NV	4,942,167	0.7
		22,444,881	3.2

	New Zealand: 0.1%
274,203	Spark New Zealand Ltd.	799,581	0.1

	Norway: 0.2%
130,639	Orkla ASA	1,324,786	0.2

	Singapore: 0.9%
755,300	ComfortDelgro Corp., Ltd.	1,336,434	0.2
1,297,600	Genting Singapore Ltd.	888,582	0.1
212,600	SATS Ltd.	800,252	0.1
245,300	Singapore Exchange Ltd.	1,615,579	0.2
342,200	Singapore Technologies Engineering Ltd.	1,002,181	0.2
964,900	Yangzijiang Shipbuilding Holdings Ltd.	804,310	0.1
		6,447,338	0.9

	Spain: 2.2%
11,791 (3)	Aena SME SA	2,260,557	0.3
56,565	Amadeus IT Group SA	4,632,511	0.6
–	Banco Bilbao Vizcaya Argentaria SA	–	–
94,879	Enagas	2,420,133	0.4
134,847	Ferrovial SA - FERE	4,085,498	0.6
56,379	Red Electrica Corp. SA	1,136,029	0.2
127,256	Telefonica S.A.	889,918	0.1
		15,424,646	2.2

	Sweden: 0.2%
14,292	Swedish Match AB	736,277	0.1
77,142	Telefonaktiebolaget LM Ericsson	674,052	0.1
		1,410,329	0.2

	Switzerland: 2.8%
18,231	LafargeHolcim Ltd.-CHF	1,011,410	0.1
46,966	Nestle SA	5,084,787	0.7
25,062	Roche Holding AG	8,145,221	1.2
13,470	Zurich Insurance Group AG	5,525,388	0.8
		19,766,806	2.8

	United Kingdom: 4.3%
255,968 (3)	Auto Trader Group PLC	2,021,431	0.3
379,385	Aviva PLC	2,105,809	0.3
862,465	BT Group PLC	2,197,740	0.3
127,210	Compass Group PLC	3,188,129	0.4
475,501	Direct Line Insurance Group PLC	1,967,422	0.3
276,691	Evraz PLC	1,481,640	0.2
249,839	GlaxoSmithKline PLC	5,870,517	0.8
1,190,269	Legal & General Group PLC	4,781,410	0.7
107,300	Persimmon PLC	3,832,685	0.5
365,372	Royal Bank of Scotland Group PLC	1,172,101	0.2
909,969	Vodafone Group PLC	1,766,602	0.3
		30,385,486	4.3

	United States: 60.9%
75,098	AbbVie, Inc.	6,649,177	0.9
10,469	Accenture PLC	2,204,457	0.3
85,190	Aflac, Inc.	4,506,551	0.6
22,849	Air Products & Chemicals, Inc.	5,369,287	0.8
17,018	Allison Transmission Holdings, Inc.	822,310	0.1
26,199	Allstate Corp.	2,946,078	0.4
106,295	Altria Group, Inc.	5,305,183	0.8
39,893	Ameren Corp.	3,063,782	0.4
21,106	Amgen, Inc.	5,088,023	0.7
147,216	Annaly Capital Management, Inc.	1,386,775	0.2
4,232	Anthem, Inc.	1,278,191	0.2
117,350	Apple Hospitality REIT, Inc.	1,906,938	0.3
203,992	AT&T, Inc.	7,972,007	1.1
24,187	Avnet, Inc.	1,026,496	0.1
79,240	Bank of America Corp.	2,790,833	0.4
52,771	Booz Allen Hamilton Holding Corp.	3,753,601	0.5
99,721	Bristol-Myers Squibb Co.	6,401,091	0.9
30,671	Broadridge Financial Solutions, Inc. ADR	3,789,095	0.5
6,916	Camden Property Trust	733,788	0.1
4,637	Carlisle Cos., Inc.	750,452	0.1
32,470	CDK Global, Inc.	1,775,460	0.3
8,990	CDW Corp.	1,284,132	0.2
4,320	Chemed Corp.	1,897,603	0.3
54,526	Chevron Corp.	6,570,928	0.9
74,651 (1)	Chimera Investment Corp.	1,534,825	0.2
57,732	Cinemark Holdings, Inc.	1,954,228	0.3
145,093	Cisco Systems, Inc.	6,958,660	1.0
10,051	Citigroup, Inc.	802,974	0.1
38,474	Citrix Systems, Inc.	4,266,767	0.6
60,365	CMS Energy Corp.	3,793,337	0.5
10,169	Colgate-Palmolive Co.	700,034	0.1
12,788	Columbia Sportswear Co.	1,281,230	0.2
33,109	Comerica, Inc.	2,375,571	0.3
78,927	CoreCivic, Inc.	1,371,751	0.2
34,373	Corporate Office Properties Trust SBI MD	1,009,879	0.1
11,567	CSX Corp.	836,988	0.1
32,390	Darden Restaurants, Inc.	3,530,834	0.5
23,244	Dolby Laboratories, Inc.	1,599,187	0.2
22,296	DTE Energy Co.	2,895,582	0.4
25,952	Eaton Corp. PLC	2,458,173	0.4
46,031	Eli Lilly & Co.	6,049,854	0.9
11,160	Encompass Health Corp.	773,053	0.1
243,638	Equitrans Midstream Corp.	3,255,004	0.5
4,247	Everest Re Group Ltd.	1,175,739	0.2
52,618	Evergy, Inc.	3,424,906	0.5
20,088	Exelon Corp.	915,812	0.1
30,505	Expedia Group, Inc.	3,298,811	0.5

See Accompanying Notes to Financial Statements

2

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
United States: (continued)
203,608	Extended Stay America, Inc.	3,025,615	0.4
19,021	Exxon Mobil Corp.	1,327,285	0.2
7,778	Federal Realty Investment Trust	1,001,262	0.1
28,200	Fidelity National Financial, Inc.	1,278,870	0.2
57,983	Flir Systems, Inc.	3,019,175	0.4
44,266	Flowers Foods, Inc.	962,343	0.1
74,146	Gaming and Leisure Properties, Inc.	3,191,985	0.5
79,801	General Mills, Inc.	4,274,142	0.6
28,242	General Motors Co.	1,033,657	0.1
23,063	Genuine Parts Co.	2,449,983	0.3
100,286	Geo Group, Inc./The	1,665,750	0.2
16,780	Gilead Sciences, Inc.	1,090,364	0.2
12,211	Hanover Insurance Group, Inc.	1,668,877	0.2
67,129	Hartford Financial Services Group, Inc.	4,079,429	0.6
9,274	HCA Healthcare, Inc.	1,370,790	0.2
29,357	Hershey Co.	4,314,892	0.6
167,067	Hewlett Packard Enterprise Co.	2,649,683	0.4
33,812	Honeywell International, Inc.	5,984,724	0.8
112,357	Intel Corp.	6,724,566	1.0
41,524	International Business Machines Corp.	5,565,877	0.8
15,095	Intuit, Inc.	3,953,833	0.6
80,317	Jabil, Inc.	3,319,502	0.5
69,918	Johnson & Johnson	10,198,939	1.4
48,216	JPMorgan Chase & Co.	6,721,310	0.9
126,983	Juniper Networks, Inc.	3,127,591	0.4
7,560	Kansas City Southern	1,157,890	0.2
27,113	Kimberly-Clark Corp.	3,729,393	0.5
37,389	Kohl's Corp.	1,904,970	0.3
13,798	Lamar Advertising Co.	1,231,609	0.2
45,118	Leidos Holdings, Inc.	4,416,601	0.6
9,789	Life Storage, Inc.	1,059,953	0.2
8,331	Lockheed Martin Corp.	3,243,925	0.5
42,218	LogMeIn, Inc.	3,619,771	0.5
65,538	Maxim Integrated Products	4,031,242	0.6
33,190	MAXIMUS, Inc.	2,469,004	0.4
22,628	McDonald's Corp.	4,471,519	0.6
86,573	Merck & Co., Inc.	7,873,814	1.1
173,013	MFA Financial, Inc.	1,323,549	0.2
59,630	MGIC Investment Corp.	844,957	0.1
144,430	Microsoft Corp.	22,776,611	3.2
7,919	Motorola Solutions, Inc.	1,276,068	0.2
42,969	National Instruments Corp.	1,819,307	0.3
50,160	New Residential Investment Corp.	808,078	0.1
47,594	Nielsen Holdings PLC	966,158	0.1
6,804	Norfolk Southern Corp.	1,320,861	0.2
15,184	NorthWestern Corp.	1,088,237	0.2
35,992	OGE Energy Corp.	1,600,564	0.2
130,483	Old Republic International Corp.	2,918,905	0.4
45,680	Omnicom Group	3,700,994	0.5
59,072	Oneok, Inc.	4,469,978	0.6
112,086	Oracle Corp.	5,938,316	0.8
37,762	Outfront Media, Inc.	1,012,777	0.1
50,655	Paychex, Inc.	4,308,714	0.6
49,941	PepsiCo, Inc.	6,825,436	1.0
179,427	Pfizer, Inc.	7,029,950	1.0
77,206	Philip Morris International, Inc.	6,569,459	0.9
39,893	Phillips 66	4,444,479	0.6
15,555	Pinnacle West Capital Corp.	1,398,861	0.2
32,086	Popular, Inc.	1,885,053	0.3
60,522	Procter & Gamble Co.	7,559,198	1.1
14,629	Public Storage, Inc.	3,115,392	0.4
21,048	Qualcomm, Inc.	1,857,065	0.3
41,330	Quest Diagnostics, Inc.	4,413,631	0.6
48,058	Republic Services, Inc.	4,307,439	0.6
114,754	Retail Properties of America, Inc.	1,537,704	0.2
2,034	Roper Technologies, Inc.	720,504	0.1
29,053	Royal Gold, Inc.	3,551,729	0.5
108,942	Sabre Corp.	2,444,658	0.3
79,611	Santander Consumer USA Holdings, Inc.	1,860,509	0.3
63,455	Service Corp. International	2,920,834	0.4
20,002	Simon Property Group, Inc.	2,979,498	0.4
15,399	Six Flags Entertainment Corp.	694,649	0.1
32,909	Sonoco Products Co.	2,031,143	0.3
40,476	Southern Co.	2,578,321	0.4
48,826	Starbucks Corp.	4,292,782	0.6
60,501	Switch, Inc.	896,625	0.1
32,759	Synchrony Financial	1,179,652	0.2
23,583	Target Corp.	3,023,576	0.4
44,429	Texas Instruments, Inc.	5,699,796	0.8
156,964	Two Harbors Investment Corp.	2,294,814	0.3
50,358	Tyson Foods, Inc.	4,584,592	0.6
42,016	Waste Management, Inc.	4,788,143	0.7
112,947	Wells Fargo & Co.	6,076,549	0.9
147,828	Western Union Co.	3,958,834	0.6
158,642	Williams Cos., Inc.	3,762,988	0.5
54,957	Xerox Holdings Corp.	2,026,265	0.3
38,391	Yum! Brands, Inc.	3,867,125	0.5
18,016	Zions Bancorp NA	935,391	0.1
		433,032,290	60.9

	Total Common Stock
	(Cost $650,194,179)	707,118,533	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Repurchase Agreements: 1.7%
2,974,853 (4)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/19, 1.65%, due 01/02/20 (Repurchase Amount $2,975,122, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $3,034,350, due 11/01/32-01/01/49)	2,974,853	0.4

See Accompanying Notes to Financial Statements

3

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Repurchase Agreements: (continued)
2,974,853 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,975,111, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,034,350, due 01/25/20-10/15/60)	2,974,853	0.4
341,390 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $341,420, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $348,249, due 01/15/20-11/15/48)	341,390	0.1
2,974,853 (4)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,975,138, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $3,034,350, due 04/15/20-03/31/21)	2,974,853	0.4
2,974,853 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,975,109, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,034,350, due 06/30/21-12/01/49)	2,974,853	0.4

	Total Repurchase Agreements
	(Cost $12,240,802)	12,240,802	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
847,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	847,000	0.1
540,000 (4),(5)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	540,000	0.1
	Total Mutual Funds
	(Cost $1,387,000)	1,387,000	0.2

	Total Short-Term Investments
	(Cost $13,627,802)	13,627,802	1.9

	Total Investments in Securities (Cost $663,821,981)	$720,746,335	101.4
	Liabilities in Excess of Other Assets	(9,775,883)	(1.4)
	Net Assets	$710,970,452	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

4

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Communication Services: 1.9%
132,725 (1)	Gray Television, Inc.	$2,845,624	0.5
217,925 (1)	Imax Corp.	4,452,208	0.9
367,219 (1)	Vonage Holdings Corp.	2,721,093	0.5
		10,018,925	1.9

	Consumer Discretionary: 11.6%
212,233	American Eagle Outfitters, Inc.	3,119,825	0.6
242,987	Callaway Golf Co.	5,151,324	1.0
31,764	Carter's, Inc.	3,473,076	0.7
79,199 (2)	Cheesecake Factory	3,077,673	0.6
83,192 (1)	CROCS, Inc.	3,484,913	0.7
179,702	Dana, Inc.	3,270,576	0.6
26,006 (1)	Deckers Outdoor Corp.	4,391,373	0.8
29,448 (1)	Five Below, Inc.	3,765,221	0.7
31,635 (1)	Helen of Troy Ltd.	5,687,657	1.1
43,885	Jack in the Box, Inc.	3,424,347	0.6
140,347	La-Z-Boy, Inc.	4,418,124	0.8
35,894	LCI Industries	3,845,324	0.7
18,400	Lithia Motors, Inc.	2,704,800	0.5
67,941 (1)	Meritage Homes Corp.	4,151,875	0.8
50,470	Red Rock Resorts, Inc.	1,208,756	0.2
6,800 (1),(2)	RH	1,451,800	0.3
78,681 (2)	Shoe Carnival, Inc.	2,933,228	0.6
48,042 (1),(2)	YETI Holdings, Inc.	1,670,901	0.3
		61,230,793	11.6

	Consumer Staples: 3.8%
217,668 (1)	BJ's Wholesale Club Holdings, Inc.	4,949,770	0.9
76,921 (2)	Energizer Holdings, Inc.	3,862,973	0.7
313,941 (1)	Hostess Brands, Inc.	4,564,702	0.9
129,742 (1)	Performance Food Group Co.	6,679,118	1.3
		20,056,563	3.8

	Energy: 3.0%
793,142 (1)	Callon Petroleum Co.	3,830,876	0.7
60,377 (1)	Dril-Quip, Inc.	2,832,285	0.5
236,127	Parsley Energy, Inc.	4,465,162	0.9
354,183 (1)	WPX Energy, Inc.	4,866,474	0.9
		15,994,797	3.0

	Financials: 18.8%
75,818	Atlantic Union Bankshares Corp.	2,846,966	0.5
75,750	Axis Capital Holdings Ltd.	4,502,580	0.9
179,708	CenterState Bank Corp.	4,489,106	0.9
130,342	Columbia Banking System, Inc.	5,302,964	1.0
88,428	Enterprise Financial Services Corp.	4,263,114	0.8
86,430	Essent Group Ltd.	4,493,496	0.9
39,676	Evercore, Inc.	2,966,178	0.6
454,336	First BanCorp. Puerto Rico	4,811,418	0.9
216,191	First Financial Bancorp.	5,499,899	1.0
117,622	Hancock Whitney Corp.	5,161,253	1.0
17,282	Hanover Insurance Group, Inc.	2,361,931	0.5
171,228	Heritage Insurance Holdings, Inc.	2,268,771	0.4
64,448	Houlihan Lokey, Inc.	3,149,574	0.6
35,422	Kemper Corp.	2,745,205	0.5
88,297	Lakeland Financial Corp.	4,320,372	0.8
213,824	OFG Bancorp	5,048,385	1.0
40,426	Pinnacle Financial Partners, Inc.	2,587,264	0.5
41,014	Piper Jaffray Cos.	3,278,659	0.6
132,995	Radian Group, Inc.	3,346,154	0.6
302,090	Redwood Trust, Inc.	4,996,569	1.0
73,850	Selective Insurance Group	4,814,281	0.9
80,751	Stifel Financial Corp.	4,897,548	0.9
36,900	Western Alliance Bancorp.	2,103,300	0.4
53,883	Wintrust Financial Corp.	3,820,305	0.7
105,983	WSFS Financial Corp.	4,662,192	0.9
		98,737,484	18.8

	Health Care: 14.0%
77,823 (1),(2)	Aerie Pharmaceuticals, Inc.	1,880,982	0.4
31,492 (1)	Amedisys, Inc.	5,256,645	1.0
156,195 (1)	Amicus Therapeutics, Inc.	1,521,339	0.3
69,043 (1)	Amphastar Pharmaceuticals, Inc.	1,331,839	0.3
40,149 (1)	Arena Pharmaceuticals, Inc.	1,823,568	0.3
39,130 (1)	Arrowhead Pharmaceuticals, Inc.	2,482,016	0.5
33,755 (1)	Biohaven Pharmaceutical Holding Co. Ltd.	1,837,622	0.3
25,219 (1)	Blueprint Medicines Corp.	2,020,294	0.4
115,181 (1),(2)	Change Healthcare, Inc.	1,887,817	0.4
35,484	Conmed Corp.	3,968,176	0.8
20,914 (1)	Emergent Biosolutions, Inc.	1,128,310	0.2
59,706	Encompass Health Corp.	4,135,835	0.8
42,773 (1)	Epizyme, Inc.	1,052,216	0.2
41,833 (1)	FibroGen, Inc.	1,794,217	0.3
17,980 (1)	Global Blood Therapeutics, Inc.	1,429,230	0.3
38,627	Hill-Rom Holdings, Inc.	4,385,323	0.8
136,953 (1)	HMS Holdings Corp.	4,053,809	0.8
80,188 (1)	Immunomedics, Inc.	1,696,778	0.3
44,533 (1)	Insmed, Inc.	1,063,448	0.2
71,521 (1)	Iovance Biotherapeutics, Inc.	1,979,701	0.4
56,025 (1)	Magellan Health, Inc.	4,383,956	0.8
84,512 (1)	Merit Medical Systems, Inc.	2,638,465	0.5
26,141 (1)	Novocure Ltd.	2,202,902	0.4
26,765 (1)	PTC Therapeutics, Inc.	1,285,523	0.2
12,267 (1)	Reata Pharmaceuticals, Inc.	2,507,743	0.5
52,672 (1)	Repligen Corp.	4,872,160	0.9
112,733 (1)	Select Medical Holdings Corp.	2,631,188	0.5
87,096 (1)	Syneos Health, Inc.	5,180,035	1.0

See Accompanying Notes to Financial Statements

5

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
26,318 (1)	Ultragenyx Pharmaceutical, Inc.	1,124,042	0.2
		73,555,179	14.0

	Industrials: 19.0%
166,278 (1)	Air Transport Services Group, Inc.	3,900,882	0.7
42,984	Alamo Group, Inc.	5,396,641	1.0
96,365	Altra Industrial Motion Corp.	3,489,377	0.7
74,799 (1)	Casella Waste Systems, Inc.	3,442,998	0.7
44,051	Crane Co.	3,805,125	0.7
27,052	Curtiss-Wright Corp.	3,811,356	0.7
86,816	Deluxe Corp.	4,333,855	0.8
62,062	EMCOR Group, Inc.	5,355,951	1.0
40,316 (1)	FTI Consulting, Inc.	4,461,368	0.9
56,701 (1)	Generac Holdings, Inc.	5,703,554	1.1
74,393 (1)	Huron Consulting Group, Inc.	5,112,287	1.0
47,474	ICF International, Inc.	4,349,568	0.8
70,509	Matthews International Corp.	2,691,328	0.5
48,859	Regal Beloit Corp.	4,182,819	0.8
35,127 (1)	Saia, Inc.	3,271,026	0.6
88,539 (1)	SP Plus Corp.	3,756,710	0.7
51,821	Tetra Tech, Inc.	4,464,897	0.9
55,573 (1)	Trex Co., Inc.	4,994,901	1.0
87,531	Universal Forest Products, Inc.	4,175,229	0.8
74,915	US Ecology, Inc.	4,338,328	0.8
44,365	Watts Water Technologies, Inc.	4,425,852	0.8
217,652 (1)	Welbilt, Inc.	3,397,548	0.6
58,407	Werner Enterprises, Inc.	2,125,431	0.4
42,362	Woodward, Inc.	5,017,355	1.0
		100,004,386	19.0

	Information Technology: 12.8%
14,736 (1)	CACI International, Inc.	3,683,853	0.7
74,516 (1)	Cornerstone OnDemand, Inc.	4,362,912	0.8
33,729	CSG Systems International, Inc.	1,746,488	0.3
28,811	Entegris, Inc.	1,443,143	0.3
69,693 (1)	Envestnet, Inc.	4,852,723	0.9
123,151 (1)	Evo Payments, Inc.	3,252,418	0.6
30,943 (1)	ExlService Holdings, Inc.	2,149,301	0.4
215,166 (1)	Harmonic, Inc.	1,678,295	0.3
65,546	j2 Global, Inc.	6,142,316	1.2
39,272 (1)	Lumentum Holdings, Inc.	3,114,269	0.6
23,583	Mantech International Corp.	1,883,810	0.4
141,006 (1)	Onto Innovation, Inc.	5,152,359	1.0
54,052 (1)	Plexus Corp.	4,158,761	0.8
86,247 (1)	Semtech Corp.	4,562,466	0.9
41,130 (1)	Silicon Laboratories, Inc.	4,770,257	0.9
20,454	SYNNEX Corp.	2,634,475	0.5
89,510 (1)	Verint Systems, Inc.	4,955,274	0.9
286,513 (1)	Viavi Solutions, Inc.	4,297,695	0.8
60,571 (1)	Virtusa Corp.	2,745,683	0.5
		67,586,498	12.8

	Materials: 3.2%
61,268	Carpenter Technology Corp.	3,049,921	0.6
82,621	Commercial Metals Co.	1,839,970	0.3
66,927	Minerals Technologies, Inc.	3,857,003	0.7
81,518	PolyOne Corp.	2,999,047	0.6
77,914	Sensient Technologies Corp.	5,149,336	1.0
		16,895,277	3.2

	Real Estate: 7.3%
121,948	Americold Realty Trust	4,275,497	0.8
211,601	Columbia Property Trust, Inc.	4,424,577	0.8
97,886	Cousins Properties, Inc.	4,032,903	0.8
131,868	Easterly Government Properties, Inc.	3,129,227	0.6
25,183	EastGroup Properties, Inc.	3,341,028	0.6
107,138	Hudson Pacific Properties, Inc.	4,033,746	0.8
209,222	Physicians Realty Trust	3,962,665	0.8
63,091	Ryman Hospitality Properties	5,467,466	1.0
176,882	STAG Industrial, Inc.	5,584,165	1.1
		38,251,274	7.3

	Utilities: 2.5%
49,131	Black Hills Corp.	3,858,749	0.7
19,809	Idacorp, Inc.	2,115,601	0.4
42,977	NorthWestern Corp.	3,080,162	0.6
69,890	Portland General Electric Co.	3,899,163	0.8
		12,953,675	2.5

	Total Common Stock
	(Cost $465,539,337)	515,284,851	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Repurchase Agreements: 2.1%
2,131,358 (3)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,131,541, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $2,174,175, due 09/01/24-11/01/49)	2,131,358	0.4
2,777,373 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,777,613, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,832,921, due 01/25/20-10/15/60)	2,777,373	0.5

See Accompanying Notes to Financial Statements

6

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: (continued)
807,926 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $807,997, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $824,158, due 01/15/20-11/15/48)	807,926	0.2
2,777,373 (3)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $2,777,639, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $2,832,921, due 04/15/20-03/31/21)	2,777,373	0.5
2,777,373 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,777,612, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,832,921, due 06/30/21-12/01/49)	2,777,373	0.5

	Total Repurchase Agreements
	(Cost $11,271,403)	11,271,403	2.1

Shares		Value	Percentage of Net Assets
	Mutual Funds(3): 0.4%
1,818,000 (3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	1,818,000	0.3
318,000 (3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	318,000	0.1
	Total Mutual Funds
	(Cost $2,136,000)	2,136,000	0.4

	Total Short-Term Investments
	(Cost $13,407,403)	13,407,403	2.5

	Total Investments in Securities (Cost $478,946,740)	$528,692,254	100.4
	Liabilities in Excess of Other Assets	(1,887,783)	(0.4)
	Net Assets	$526,804,471	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

7

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 9.8%
19,828 (1)	Alphabet, Inc. - Class A	$26,557,425	2.9
130,027 (1)	Altice USA, Inc.	3,554,938	0.4
43,393 (1)	AMC Networks, Inc.	1,714,023	0.2
330,446	AT&T, Inc.	12,913,830	1.4
255,470	Comcast Corp. – Class A	11,488,486	1.3
76,375 (1)	Facebook, Inc. - Class A	15,675,969	1.7
36,372	Fox Corp. - Class A	1,348,310	0.1
60,027	Interpublic Group of Cos., Inc.	1,386,624	0.1
60,316 (1)	Liberty Global PLC - Class A	1,371,586	0.1
21,004 (1)	Live Nation Entertainment, Inc.	1,501,156	0.2
18,141	Omnicom Group	1,469,784	0.2
47,173	Sinclair Broadcast Group, Inc.	1,572,748	0.2
75,141	Verizon Communications, Inc.	4,613,657	0.5
23,247	Walt Disney Co.	3,362,213	0.4
39,345 (1)	Yelp, Inc.	1,370,386	0.1
		89,901,135	9.8

	Consumer Discretionary: 9.6%
13,326 (1)	Amazon.com, Inc.	24,624,316	2.7
4,299 (1)	Autozone, Inc.	5,121,442	0.6
3,104 (1)	Booking Holdings, Inc.	6,374,778	0.7
19,777	Darden Restaurants, Inc.	2,155,891	0.2
11,594 (1)	Deckers Outdoor Corp.	1,957,763	0.2
29,798	Expedia Group, Inc.	3,222,356	0.4
20,756	Hilton Worldwide Holdings, Inc.	2,302,048	0.2
37,043	Home Depot, Inc.	8,089,450	0.9
7,704	McDonald's Corp.	1,522,387	0.2
79,387 (1)	Norwegian Cruise Line Holdings Ltd.	4,636,995	0.5
7,236 (1)	O'Reilly Automotive, Inc.	3,171,249	0.3
17,820	Ralph Lauren Corp.	2,088,860	0.2
42,165	Ross Stores, Inc.	4,908,849	0.5
94,728	Starbucks Corp.	8,328,486	0.9
28,601	Target Corp.	3,666,934	0.4
16,293	Tractor Supply Co.	1,522,418	0.2
54,001	Wyndham Destinations, Inc.	2,791,312	0.3
15,441	Yum! Brands, Inc.	1,555,372	0.2
		88,040,906	9.6

	Consumer Staples: 7.2%
115,508	Altria Group, Inc.	5,765,004	0.6
41,434	Coca-Cola Co.	2,293,372	0.3
32,036	General Mills, Inc.	1,715,848	0.2
40,295	Hershey Co.	5,922,559	0.7
101,349	Mondelez International, Inc.	5,582,303	0.6
33,826 (1)	Monster Beverage Corp.	2,149,642	0.2
40,051	Nu Skin Enterprises, Inc.	1,641,290	0.2
54,638	PepsiCo, Inc.	7,467,376	0.8
91,266	Philip Morris International, Inc.	7,765,824	0.9
133,132	Procter & Gamble Co.	16,628,187	1.8
42,951	Tyson Foods, Inc.	3,910,259	0.4
40,819	Walmart, Inc.	4,850,930	0.5
		65,692,594	7.2

	Energy: 4.2%
100,064	Chevron Corp.	12,058,713	1.3
114,485	ConocoPhillips	7,444,960	0.8
21,551	EOG Resources, Inc.	1,805,112	0.2
89,598	Exxon Mobil Corp.	6,252,148	0.7
28,336	HollyFrontier Corp.	1,436,919	0.2
38,346	Marathon Petroleum Corp.	2,310,346	0.2
23,540	Phillips 66	2,622,591	0.3
48,408	Valero Energy Corp.	4,533,409	0.5
		38,464,198	4.2

	Financials: 12.9%
25,387	Aflac, Inc.	1,342,972	0.1
12,250	Allstate Corp.	1,377,513	0.2
59,396	Ally Financial, Inc.	1,815,142	0.2
33,819	Ameriprise Financial, Inc.	5,633,569	0.6
85,741	AXA Equitable Holdings, Inc.	2,124,662	0.2
373,398	Bank of America Corp.	13,151,078	1.4
41,422 (1)	Berkshire Hathaway, Inc. – Class B	9,382,083	1.0
22,628	Capital One Financial Corp.	2,328,647	0.3
107,165	Citigroup, Inc.	8,561,412	0.9
48,277	Discover Financial Services	4,094,855	0.5
84,398	E*Trade Financial Corp.	3,829,137	0.4
11,338	Goldman Sachs Group, Inc.	2,606,946	0.3
12,582	Hanover Insurance Group, Inc.	1,719,582	0.2
51,813	Hartford Financial Services Group, Inc.	3,148,676	0.3
113,718	JPMorgan Chase & Co.	15,852,289	1.7
57,901	Lincoln National Corp.	3,416,738	0.4
25,568	LPL Financial Holdings, Inc.	2,358,648	0.3
26,271	Metlife, Inc.	1,339,033	0.1
246,470	MGIC Investment Corp.	3,492,480	0.4
97,522	Morgan Stanley	4,985,325	0.5
58,419	Popular, Inc.	3,432,116	0.4
62,326	Progressive Corp.	4,511,779	0.5
24,497	Prudential Financial, Inc.	2,296,349	0.3
22,906	S&P Global, Inc.	6,254,483	0.7
80,823	Synchrony Financial	2,910,436	0.3
99,979	Unum Group	2,915,388	0.3
26,780	Wells Fargo & Co.	1,440,764	0.2
36,364	Zions Bancorp NA	1,888,019	0.2
		118,210,121	12.9

	Health Care: 14.3%
15,037	AbbVie, Inc.	1,331,376	0.1
30,632	Agilent Technologies, Inc.	2,613,216	0.3
7,404 (1)	Align Technology, Inc.	2,066,012	0.2
36,500	AmerisourceBergen Corp.	3,103,230	0.3
34,367	Amgen, Inc.	8,284,853	0.9
11,985	Anthem, Inc.	3,619,829	0.4
18,370	Baxter International, Inc.	1,536,099	0.2
14,383 (1)	Biogen, Inc.	4,267,868	0.5
28,804	Bristol-Myers Squibb Co.	1,848,929	0.2
37,086	Bruker Corp.	1,890,273	0.2

See Accompanying Notes to Financial Statements

8

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
31,736	Cardinal Health, Inc.	1,605,207	0.2
34,459 (1)	Centene Corp.	2,166,437	0.2
12,462 (1)	Charles River Laboratories International, Inc.	1,903,695	0.2
6,937	Chemed Corp.	3,047,147	0.3
9,785	Cigna Corp.	2,000,935	0.2
8,268 (1)	Edwards Lifesciences Corp.	1,928,842	0.2
41,618	Eli Lilly & Co.	5,469,854	0.6
49,493	Gilead Sciences, Inc.	3,216,055	0.4
39,959	HCA Healthcare, Inc.	5,906,340	0.6
29,389	Hill-Rom Holdings, Inc.	3,336,533	0.4
25,566 (1)	Hologic, Inc.	1,334,801	0.1
6,729	Humana, Inc.	2,466,313	0.3
15,207 (1)	Idexx Laboratories, Inc.	3,971,004	0.4
4,558 (1)	Illumina, Inc.	1,512,071	0.2
14,732 (1)	Incyte Corp., Ltd.	1,286,398	0.1
65,797	Johnson & Johnson	9,597,808	1.1
8,557 (1)	Masimo Corp.	1,352,519	0.2
19,504	McKesson Corp.	2,697,793	0.3
97,142	Merck & Co., Inc.	8,835,065	1.0
2,081 (1)	Mettler Toledo International, Inc.	1,650,816	0.2
12,332 (1)	Molina Healthcare, Inc.	1,673,329	0.2
168,335	Pfizer, Inc.	6,595,365	0.7
19,832 (1)	PRA Health Sciences, Inc.	2,204,327	0.2
12,426	Thermo Fisher Scientific, Inc.	4,036,835	0.4
31,345	UnitedHealth Group, Inc.	9,214,803	1.0
23,104 (1)	Veeva Systems, Inc.	3,249,809	0.4
13,035 (1)	Vertex Pharmaceuticals, Inc.	2,854,013	0.3
15,557	Zimmer Biomet Holdings, Inc.	2,328,572	0.3
18,174	Zoetis, Inc.	2,405,329	0.3
		130,409,700	14.3

	Industrials: 9.6%
82,433	Allison Transmission Holdings, Inc.	3,983,163	0.4
42,766	Ametek, Inc.	4,265,481	0.5
17,115	Boeing Co.	5,575,382	0.6
2,293 (1)	CoStar Group, Inc.	1,371,902	0.1
22,271	CSX Corp.	1,611,530	0.2
28,748	Cummins, Inc.	5,144,742	0.6
20,081	Curtiss-Wright Corp.	2,829,212	0.3
44,938	Delta Air Lines, Inc.	2,627,974	0.3
54,229	Honeywell International, Inc.	9,598,533	1.0
9,936	IDEX Corp.	1,708,992	0.2
48,587	Ingersoll-Rand PLC - Class A	6,458,184	0.7
12,945	Kansas City Southern	1,982,656	0.2
8,155	L3Harris Technologies, Inc.	1,613,630	0.2
5,377	Lockheed Martin Corp.	2,093,696	0.2
25,079	Norfolk Southern Corp.	4,868,586	0.5
69,754	nVent Electric PLC	1,784,307	0.2
20,660	Oshkosh Corp.	1,955,469	0.2
7,330	Parker Hannifin Corp.	1,508,661	0.2
41,420	Regal Beloit Corp.	3,545,966	0.4
26,131	Robert Half International, Inc.	1,650,173	0.2
4,534	Roper Technologies, Inc.	1,606,079	0.2
45,312	Union Pacific Corp.	8,191,956	0.9
23,764 (1)	United Airlines Holdings, Inc.	2,093,371	0.2
52,864	Waste Management, Inc.	6,024,381	0.7
57,902 (1)	Wesco International, Inc.	3,438,800	0.4
		87,532,826	9.6

	Information Technology: 22.7%
25,595 (1)	Adobe, Inc.	8,441,487	0.9
42,998 (1)	Akamai Technologies, Inc.	3,714,167	0.4
121,279	Apple, Inc.	35,613,578	3.9
30,396	Applied Materials, Inc.	1,855,372	0.2
13,618 (1)	Atlassian Corp. PLC	1,638,790	0.2
61,267	Booz Allen Hamilton Holding Corp.	4,357,922	0.5
15,666	Broadcom, Inc.	4,950,769	0.5
14,493 (1)	CACI International, Inc.	3,623,105	0.4
69,204 (1)	Cadence Design Systems, Inc.	4,799,989	0.5
33,654	CDW Corp.	4,807,137	0.5
202,188	Cisco Systems, Inc.	9,696,937	1.1
78,095 (1)	Dropbox, Inc.	1,398,681	0.1
7,246 (1)	EPAM Systems, Inc.	1,537,311	0.2
14,088 (1)	Euronet Worldwide, Inc.	2,219,705	0.2
20,536 (1)	F5 Networks, Inc.	2,867,852	0.3
3,965 (1)	Fair Isaac Corp.	1,485,606	0.2
52,791 (1)	Fortinet, Inc.	5,635,967	0.6
23,181	Global Payments, Inc.	4,231,923	0.5
95,707	Intel Corp.	5,728,064	0.6
20,980	Intuit, Inc.	5,495,291	0.6
74,699	Jabil, Inc.	3,087,310	0.3
16,352	Lam Research Corp.	4,781,325	0.5
9,952	Mastercard, Inc. - Class A	2,971,568	0.3
27,546	Maxim Integrated Products	1,694,355	0.2
42,511 (1)	Micron Technology, Inc.	2,286,242	0.2
232,117	Microsoft Corp.	36,604,851	4.0
14,014	Nvidia Corp.	3,297,494	0.4
29,796	Oracle Corp.	1,578,592	0.2
54,922 (1)	PayPal Holdings, Inc.	5,940,913	0.6
112,416 (1)	Pure Storage, Inc. - Class A	1,923,438	0.2
40,370	Qualcomm, Inc.	3,561,845	0.4
11,047 (1)	Salesforce.com, Inc.	1,796,684	0.2
105,850	Switch, Inc.	1,568,697	0.2
10,643 (1)	Synopsys, Inc.	1,481,506	0.2
65,586	Texas Instruments, Inc.	8,414,028	0.9
27,495 (1)	VeriSign, Inc.	5,297,737	0.6
27,883	Visa, Inc. - Class A	5,239,216	0.6
15,413 (1)	VMware, Inc.	2,339,539	0.3
		207,964,993	22.7

	Materials: 2.3%
25,919	Air Products & Chemicals, Inc.	6,090,706	0.7
14,480	Avery Dennison Corp.	1,894,274	0.2
41,476	Celanese Corp. - Series A	5,106,525	0.5
37,713	Domtar Corp.	1,442,145	0.1
37,836	LyondellBasell Industries NV - Class A	3,574,745	0.4
28,355	Nucor Corp.	1,595,820	0.2
12,711	Reliance Steel & Aluminum Co.	1,522,269	0.2
		21,226,484	2.3

	Real Estate: 3.1%
11,179	American Tower Corp.	2,569,158	0.3
30,023	Boston Properties, Inc.	4,138,971	0.4
14,655	Camden Property Trust	1,554,895	0.2
68,253 (1)	CBRE Group, Inc.	4,183,226	0.4

See Accompanying Notes to Financial Statements

9

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 209 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
62,028	Corporate Office Properties Trust SBI MD	1,822,383	0.2
20,554	Equity Lifestyle Properties, Inc.	1,446,796	0.2
7,192	Essex Property Trust, Inc.	2,163,785	0.2
19,398	Mid-America Apartment Communities, Inc.	2,557,820	0.3
79,255	Outfront Media, Inc.	2,125,619	0.2
181,364	Retail Properties of America, Inc.	2,430,278	0.3
24,809	Simon Property Group, Inc.	3,695,549	0.4
		28,688,480	3.1

	Utilities: 3.2%
237,918	AES Corp.	4,734,568	0.5
76,457	Ameren Corp.	5,871,898	0.6
22,622	Edison International	1,705,925	0.2
142,207	Exelon Corp.	6,483,217	0.7
10,086	NextEra Energy, Inc.	2,442,426	0.3
122,853	NRG Energy, Inc.	4,883,407	0.5
26,057	PNM Resources, Inc.	1,321,350	0.2
90,500	Vistra Energy Corp.	2,080,595	0.2
		29,523,386	3.2

	Total Common Stock
	(Cost $715,913,060)	905,654,823	98.9

RIGHTS: 0.0%
		Health Care: 0.0%
29,182 (1)	Bristol-Myers Squibb Co.	87,838	0.0

	Total Rights
	(Cost $67,119)	87,838	0.0

	Total Long-Term Investments
	(Cost $715,980,179)	905,742,661	98.9

SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
10,090,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%
	(Cost $10,090,000)	10,090,000	1.1

	Total Short-Term Investments
	(Cost $10,090,000)	10,090,000	1.1

	Total Investments in Securities (Cost $726,070,179)	$915,832,661	100.0
	Assets in Excess of Other Liabilities	411,221	0.0
	Net Assets	$916,243,882	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

10

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 2.5%
31,534 (1)	Altice USA, Inc.	$862,140	0.1
37,863 (1)	AMC Networks, Inc.	1,495,588	0.3
62,556	Cinemark Holdings, Inc.	2,117,521	0.4
35,753 (1)	Live Nation Entertainment, Inc.	2,555,267	0.5
16,009	Meredith Corp.	519,812	0.1
25,110	Sinclair Broadcast Group, Inc.	837,167	0.1
59,405	Telephone & Data Systems, Inc.	1,510,669	0.3
54,930	TripAdvisor, Inc.	1,668,773	0.3
8,263 (2)	World Wrestling Entertainment, Inc.	536,021	0.1
47,279 (1)	Yelp, Inc.	1,646,728	0.3
		13,749,686	2.5

	Consumer Discretionary: 12.8%
21,652	Aarons, Inc.	1,236,546	0.2
32,430 (1)	Adtalem Global Education, Inc.	1,134,077	0.2
101,080	American Eagle Outfitters, Inc.	1,485,876	0.3
719 (1)	Autozone, Inc.	856,552	0.2
39,542 (2)	Bed Bath & Beyond, Inc.	684,077	0.1
11,700	BorgWarner, Inc.	507,546	0.1
37,967	Boyd Gaming Corp.	1,136,732	0.2
48,468	Brunswick Corp.	2,907,111	0.5
49,337 (1)	Caesars Entertainment Corp.	670,983	0.1
14,168 (2)	Cheesecake Factory	550,568	0.1
4,735 (2)	Cracker Barrel Old Country Store, Inc.	727,959	0.1
155,511	Dana, Inc.	2,830,300	0.5
12,404	Darden Restaurants, Inc.	1,352,160	0.3
22,791 (1)	Deckers Outdoor Corp.	3,848,488	0.7
53,204	Delphi Technologies PLC	682,607	0.1
41,961 (2)	Dick's Sporting Goods, Inc.	2,076,650	0.4
18,697	Domino's Pizza, Inc.	5,492,805	1.0
17,848 (1),(2)	Eldorado Resorts, Inc.	1,064,455	0.2
38,620 (1)	Etsy, Inc.	1,710,866	0.3
6,521	Expedia Group, Inc.	705,181	0.1
13,664 (1)	Five Below, Inc.	1,747,079	0.3
46,973	Foot Locker, Inc.	1,831,477	0.3
104,535	Gentex Corp.	3,029,424	0.6
4,623 (1)	Helen of Troy Ltd.	831,169	0.2
16,189	Jack in the Box, Inc.	1,263,228	0.2
77,994	KB Home	2,672,854	0.5
9,033	Lear Corp.	1,239,328	0.2
32,090 (1)	Norwegian Cruise Line Holdings Ltd.	1,874,377	0.4
420 (1)	NVR, Inc.	1,599,532	0.3
9,857 (1),(2)	Ollie's Bargain Outlet Holdings, Inc.	643,761	0.1
60,352 (1)	Penn National Gaming, Inc.	1,542,597	0.3
5,480	Pool Corp.	1,163,842	0.2
21,056	Pulte Group, Inc.	816,973	0.2
4,445	Ralph Lauren Corp.	521,043	0.1
46,016 (1)	Sally Beauty Holdings, Inc.	839,792	0.2
103,939	Service Corp. International	4,784,312	0.9
16,973	Six Flags Entertainment Corp.	765,652	0.1
56,810 (1)	Skechers USA, Inc.	2,453,624	0.5
5,998 (1)	Tempur Sealy International, Inc.	522,186	0.1
36,990	Toll Brothers, Inc.	1,461,475	0.3
69,215	Wendy's Company	1,537,265	0.3
14,034	Williams-Sonoma, Inc.	1,030,657	0.2
64,092	Wyndham Destinations, Inc.	3,312,915	0.6
		69,146,101	12.8

	Consumer Staples: 2.6%
83,412 (1)	BJ's Wholesale Club Holdings, Inc.	1,896,789	0.4
5,958	Hershey Co.	875,707	0.2
30,906	Ingredion, Inc.	2,872,713	0.5
3,597	Lancaster Colony Corp.	575,880	0.1
40,381	Nu Skin Enterprises, Inc.	1,654,813	0.3
31,597 (1)	Pilgrim's Pride Corp.	1,033,696	0.2
35,905 (1)	Post Holdings, Inc.	3,917,235	0.7
14,079	Tyson Foods, Inc.	1,281,752	0.2
		14,108,585	2.6

	Energy: 1.8%
25,211 (1)	Apergy Corp.	851,628	0.2
155,547	EQT Corp.	1,695,462	0.3
24,119	HollyFrontier Corp.	1,223,074	0.2
120,663 (2)	Patterson-UTI Energy, Inc.	1,266,961	0.2
73,856	PBF Energy, Inc.	2,316,863	0.4
33,076	World Fuel Services Corp.	1,436,160	0.3
73,762 (1)	WPX Energy, Inc.	1,013,490	0.2
		9,803,638	1.8

	Financials: 16.5%
878 (1)	Alleghany Corp.	702,022	0.1
37,563	Ally Financial, Inc.	1,147,925	0.2
16,808	American Financial Group, Inc.	1,842,997	0.3
12,669	Ameriprise Financial, Inc.	2,110,402	0.4
35,532	AXA Equitable Holdings, Inc.	880,483	0.2
75,846	Bank OZK	2,313,682	0.4
42,502 (1)	Brighthouse Financial, Inc.	1,667,353	0.3
14,656	Brown & Brown, Inc.	578,619	0.1
69,394	Cathay General Bancorp.	2,640,442	0.5
42,654	Citizens Financial Group, Inc.	1,732,179	0.3
25,735	Comerica, Inc.	1,846,486	0.3
17,709	Discover Financial Services	1,502,077	0.3
30,888	E*Trade Financial Corp.	1,401,389	0.3
78,099	East West Bancorp, Inc.	3,803,421	0.7
33,201	Evercore, Inc.	2,482,107	0.5
7,325	Factset Research Systems, Inc.	1,965,298	0.4
64,413	First American Financial Corp.	3,756,566	0.7

See Accompanying Notes to Financial Statements

11

Voya Index Plus Midcap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
69,508	Hancock Whitney Corp.	3,050,011	0.6
17,375	Hanover Insurance Group, Inc.	2,374,641	0.4
30,544	Hartford Financial Services Group, Inc.	1,856,159	0.3
30,648	International Bancshares Corp.	1,320,009	0.2
12,633	Kemper Corp.	979,058	0.2
24,527	Legg Mason, Inc.	880,765	0.2
17,345	LPL Financial Holdings, Inc.	1,600,076	0.3
128,340	MGIC Investment Corp.	1,818,578	0.3
185,682	Navient Corp.	2,540,130	0.5
189,341	Old Republic International Corp.	4,235,558	0.8
32,681	Popular, Inc.	1,920,009	0.4
30,458	Primerica, Inc.	3,976,597	0.7
27,583	Reinsurance Group of America, Inc.	4,497,684	0.8
2,701	RenaissanceRe Holdings Ltd.	529,450	0.1
7,900	SEI Investments Co.	517,292	0.1
10,208	Selective Insurance Group	665,460	0.1
24,869	Signature Bank	3,397,354	0.6
234,691	SLM Corp.	2,091,097	0.4
37,618	Sterling Bancorp	792,987	0.2
42,576	Stifel Financial Corp.	2,582,234	0.5
30,972	Synchrony Financial	1,115,302	0.2
92,648	Synovus Financial Corp.	3,631,802	0.7
18,133	UMB Financial Corp.	1,244,649	0.2
36,739	Unum Group	1,071,309	0.2
53,759	Webster Financial Corp.	2,868,580	0.5
47,021	Wintrust Financial Corp.	3,333,789	0.6
35,932	Zions Bancorp NA	1,865,589	0.4
		89,129,617	16.5

	Health Care: 9.6%
16,387 (1)	Amedisys, Inc.	2,735,318	0.5
6,665	AmerisourceBergen Corp.	566,658	0.1
15,432 (1)	Arrowhead Pharmaceuticals, Inc.	978,852	0.2
8,413 (1)	Bio-Rad Laboratories, Inc.	3,113,062	0.6
4,858	Bio-Techne Corp.	1,066,380	0.2
37,202	Bruker Corp.	1,896,186	0.4
11,802 (1)	Catalent, Inc.	664,453	0.1
11,422 (1)	Centene Corp.	718,101	0.1
27,542 (1)	Charles River Laboratories International, Inc.	4,207,316	0.8
9,166	Chemed Corp.	4,026,257	0.7
27,151	Encompass Health Corp.	1,880,750	0.3
115,499 (1)	Exelixis, Inc.	2,035,092	0.4
23,210 (1)	Haemonetics Corp.	2,666,829	0.5
15,489 (1)	HealthEquity, Inc.	1,147,270	0.2
41,062	Hill-Rom Holdings, Inc.	4,661,769	0.9
10,198 (1)	Ligand Pharmaceuticals, Inc.	1,063,549	0.2
30,349 (1)	Masimo Corp.	4,796,963	0.9
19,827 (1)	Molina Healthcare, Inc.	2,690,326	0.5
24,188 (1)	PRA Health Sciences, Inc.	2,688,496	0.5
28,354 (1)	Prestige Consumer Healthcare, Inc.	1,148,337	0.2
12,354 (1)	Repligen Corp.	1,142,745	0.2
31,452 (1)	Syneos Health, Inc.	1,870,608	0.3
57,594 (1)	Tenet Healthcare Corp.	2,190,300	0.4
7,699 (1)	Veeva Systems, Inc.	1,082,941	0.2
6,548	West Pharmaceutical Services, Inc.	984,361	0.2
		52,022,919	9.6

	Industrials: 15.9%
9,809	Acuity Brands, Inc.	1,353,642	0.3
33,184 (1)	AECOM	1,431,226	0.3
20,695	AGCO Corp.	1,598,689	0.3
35,374	Allison Transmission Holdings, Inc.	1,709,272	0.3
13,951	Ametek, Inc.	1,391,473	0.3
7,994	Armstrong World Industries, Inc.	751,196	0.1
29,915 (1)	ASGN, Inc.	2,123,068	0.4
23,851 (1)	Avis Budget Group, Inc.	768,956	0.1
10,892	Brink's Co.	987,687	0.2
12,590	Carlisle Cos., Inc.	2,037,566	0.4
33,026	Crane Co.	2,852,786	0.5
32,710	Curtiss-Wright Corp.	4,608,512	0.9
40,824	Deluxe Corp.	2,037,934	0.4
41,688	EMCOR Group, Inc.	3,597,674	0.7
14,964	Graco, Inc.	778,128	0.1
65,283	Herman Miller, Inc.	2,719,037	0.5
32,804	HNI Corp.	1,228,838	0.2
21,838	Hubbell, Inc.	3,228,093	0.6
13,639	IDEX Corp.	2,345,908	0.4
18,886	Ingersoll-Rand PLC - Class A	2,510,327	0.5
6,214	Insperity, Inc.	534,653	0.1
41,967	ITT, Inc.	3,101,781	0.6
42,831 (1)	JetBlue Airways Corp.	801,796	0.1
4,313	Kansas City Southern	660,579	0.1
8,631	Landstar System, Inc.	982,812	0.2
3,098	Lennox International, Inc.	755,819	0.1
31,538	Manpowergroup, Inc.	3,062,340	0.6
29,273 (1)	Mastec, Inc.	1,878,156	0.3
33,011	MSC Industrial Direct Co.	2,590,373	0.5
3,228	Nordson Corp.	525,648	0.1
94,304	nVent Electric PLC	2,412,296	0.4
12,819	Old Dominion Freight Line	2,432,790	0.4
33,970	Oshkosh Corp.	3,215,260	0.6
8,094	Owens Corning, Inc.	527,081	0.1
33,174	Regal Beloit Corp.	2,840,026	0.5
10,717	Ryder System, Inc.	582,040	0.1
3,223 (1)	Teledyne Technologies, Inc.	1,116,898	0.2
22,665	Tetra Tech, Inc.	1,952,816	0.4
63,376	Timken Co.	3,568,703	0.7
47,839	Toro Co.	3,811,333	0.7
14,978 (1)	United Airlines Holdings, Inc.	1,319,412	0.2
55,905	Werner Enterprises, Inc.	2,034,383	0.4
14,936 (1)	Wesco International, Inc.	887,049	0.2
25,484	Woodward, Inc.	3,018,325	0.6
13,680 (1)	XPO Logistics, Inc.	1,090,296	0.2
		85,762,677	15.9

	Information Technology: 14.9%
37,399 (1)	ACI Worldwide, Inc.	1,416,861	0.3
41,698 (1)	Arrow Electronics, Inc.	3,533,489	0.7
88,104	Avnet, Inc.	3,739,134	0.7
38,040	Belden, Inc.	2,092,200	0.4
7,585	Booz Allen Hamilton Holding Corp.	539,521	0.1
12,000 (1)	CACI International, Inc.	2,999,880	0.6

See Accompanying Notes to Financial Statements

12

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
22,893 (1)	Cadence Design Systems, Inc.	1,587,858	0.3
21,819	CDK Global, Inc.	1,193,063	0.2
12,099	CDW Corp.	1,728,221	0.3
49,802 (1)	Ciena Corp.	2,126,047	0.4
47,298 (1)	Cirrus Logic, Inc.	3,897,828	0.7
14,881	Cognex Corp.	833,931	0.1
26,225 (1)	Commvault Systems, Inc.	1,170,684	0.2
30,746 (1)	Dropbox, Inc.	550,661	0.1
3,406 (1)	Euronet Worldwide, Inc.	536,649	0.1
15,513 (1)	Fair Isaac Corp.	5,812,411	1.1
26,069 (1)	Fortinet, Inc.	2,783,126	0.5
29,825	j2 Global, Inc.	2,794,901	0.5
98,012	Jabil, Inc.	4,050,836	0.7
81,486	KBR, Inc.	2,485,323	0.5
26,726 (1)	Lumentum Holdings, Inc.	2,119,372	0.4
9,691	Maxim Integrated Products	596,093	0.1
12,798	MAXIMUS, Inc.	952,043	0.2
39,754	MKS Instruments, Inc.	4,373,338	0.8
31,101 (1)	NCR Corp.	1,093,511	0.2
58,983	Perspecta, Inc.	1,559,511	0.3
31,016 (1)	Pure Storage, Inc. - Class A	530,684	0.1
77,980	Sabre Corp.	1,749,871	0.3
40,013 (1)	Semtech Corp.	2,116,688	0.4
9,092 (1)	Silicon Laboratories, Inc.	1,054,490	0.2
9,403 (1)	SolarEdge Technologies, Inc.	894,131	0.2
8,068 (1)	Synaptics, Inc.	530,632	0.1
20,360	SYNNEX Corp.	2,622,368	0.5
59,999	Teradyne, Inc.	4,091,332	0.8
45,879 (1)	Trimble, Inc.	1,912,696	0.3
2,280 (1)	Tyler Technologies, Inc.	684,046	0.1
9,601	Universal Display Corp.	1,978,478	0.4
4,010 (1)	VeriSign, Inc.	772,647	0.1
12,588 (1)	WEX, Inc.	2,636,682	0.5
8,106 (1)	Zebra Technologies Corp.	2,070,597	0.4
		80,211,834	14.9

	Materials: 6.0%
10,002	Avery Dennison Corp.	1,308,462	0.2
18,586	Carpenter Technology Corp.	925,211	0.2
9,098	Celanese Corp. - Series A	1,120,146	0.2
58,454	Chemours Co.	1,057,433	0.2
50,745	Commercial Metals Co.	1,130,091	0.2
49,155	Domtar Corp.	1,879,687	0.3
22,231	Greif, Inc. - Class A	982,610	0.2
35,453	Huntsman Corp.	856,545	0.2
12,284 (1)	Ingevity Corp.	1,073,376	0.2
34,642	Louisiana-Pacific Corp.	1,027,828	0.2
26,345	Minerals Technologies, Inc.	1,518,262	0.3
30,341	Olin Corp.	523,382	0.1
8,663	Packaging Corp. of America	970,169	0.2
80,790	PolyOne Corp.	2,972,264	0.5
27,974	Reliance Steel & Aluminum Co.	3,350,166	0.6
6,166	Royal Gold, Inc.	753,794	0.1
8,414	RPM International, Inc.	645,859	0.1
5,455	Scotts Miracle-Gro Co.	579,212	0.1
24,846	Sensient Technologies Corp.	1,642,072	0.3
39,541	Sonoco Products Co.	2,440,471	0.5
119,256	Steel Dynamics, Inc.	4,059,474	0.8
32,596	Worthington Industries, Inc.	1,374,899	0.3
		32,191,413	6.0

	Real Estate: 11.3%
54,913	Alexander & Baldwin, Inc.	1,150,977	0.2
49,656	American Campus Communities, Inc.	2,335,322	0.4
4,472	Boston Properties, Inc.	616,510	0.1
66,342	Brixmor Property Group, Inc.	1,433,651	0.3
41,848	Brookfield Property REIT, Inc.	771,886	0.1
31,414	Camden Property Trust	3,333,025	0.6
27,797 (1)	CBRE Group, Inc.	1,703,678	0.3
26,956	Columbia Property Trust, Inc.	563,650	0.1
129,109	CoreCivic, Inc.	2,243,914	0.4
78,003	Corporate Office Properties Trust SBI MD	2,291,728	0.4
90,400	Cousins Properties, Inc.	3,724,480	0.7
14,846	CyrusOne, Inc.	971,374	0.2
70,830	Douglas Emmett, Inc.	3,109,437	0.6
22,802	EastGroup Properties, Inc.	3,025,141	0.6
39,911	Equity Lifestyle Properties, Inc.	2,809,335	0.5
96,699	First Industrial Realty Trust, Inc.	4,013,976	0.7
113,045	Geo Group, Inc./The	1,877,677	0.4
76,326	Highwoods Properties, Inc.	3,733,105	0.7
19,199	Jones Lang LaSalle, Inc.	3,342,354	0.6
51,808	Lamar Advertising Co.	4,624,382	0.9
9,711	Liberty Property Trust	583,146	0.1
16,830	Life Storage, Inc.	1,822,352	0.3
38,657	Medical Properties Trust, Inc.	816,049	0.2
13,394	National Retail Properties, Inc.	718,186	0.1
18,375	Omega Healthcare Investors, Inc.	778,181	0.1
51,303	Outfront Media, Inc.	1,375,947	0.3
13,415	PS Business Parks, Inc.	2,211,731	0.4
95,069	Retail Properties of America, Inc.	1,273,925	0.2
124,708	Service Properties Trust	3,034,146	0.6
8,740	SL Green Realty Corp.	803,031	0.2
		61,092,296	11.3

	Utilities: 4.7%
57,365	AES Corp.	1,141,564	0.2
28,999	Ameren Corp.	2,227,123	0.4
11,751	Aqua America, Inc.	551,592	0.1
16,767	Black Hills Corp.	1,316,880	0.3
37,400	Idacorp, Inc.	3,994,320	0.7
29,937	MDU Resources Group, Inc.	889,428	0.2
45,788	NorthWestern Corp.	3,281,626	0.6
37,667	NRG Energy, Inc.	1,497,263	0.3
34,490	OGE Energy Corp.	1,533,771	0.3
13,817	Pinnacle West Capital Corp.	1,242,563	0.2
60,956	PNM Resources, Inc.	3,091,079	0.6
8,863	Southwest Gas Holdings, Inc.	673,322	0.1

See Accompanying Notes to Financial Statements

13

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
87,414	UGI Corp.	3,947,616	0.7
		25,388,147	4.7

	Total Common Stock
	(Cost $464,973,788)	532,606,913	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Repurchase Agreements: 1.2%
1,499,737 (3)	Bank of Montreal, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,499,866, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $1,529,732, due 04/20/49-12/01/49)	1,499,737	0.3
444,338 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $444,377, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $453,265, due 01/15/20-11/15/48)	444,338	0.1
1,499,737 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,499,866, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,529,732, due 02/13/20-09/20/69)	1,499,737	0.3
1,499,737 (3)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,499,867, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.030%, Market Value plus accrued interest $1,529,732, due 01/14/20-12/20/49)	1,499,737	0.2
1,499,737 (3)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,499,867, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $1,529,732, due 01/28/20-05/15/27)	1,499,737	0.3

Total Repurchase Agreements
(Cost $6,443,286)	6,443,286	1.2

Shares	Value	Percentage of Net Assets

Mutual Funds: 1.3%

6,794,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%
	(Cost $6,794,000)	6,794,000	1.3

Total Short-Term Investments
(Cost $13,237,286)	13,237,286	2.5

Total Investments in Securities (Cost $478,211,074)	$545,844,199	101.1
Liabilities in Excess of Other Assets	(6,093,093)	(1.1)
Net Assets	$539,751,106	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

14

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.2%
	Communication Services: 2.1%
27,367	Cogent Communications Holdings, Inc.	$1,801,022	0.7
24,649	EW Scripps Co.	387,236	0.2
14,594 (1)	Gray Television, Inc.	312,895	0.1
16,297 (1)	Imax Corp.	332,948	0.1
42,708 (1)	Iridium Communications, Inc.	1,052,325	0.4
18,940	Marcus Corp.	601,724	0.3
22,632 (1)	QuinStreet, Inc.	346,496	0.1
9,830 (1)	TechTarget, Inc.	256,563	0.1
43,975 (1)	Vonage Holdings Corp.	325,855	0.1
		5,417,064	2.1

	Consumer Discretionary: 12.8%
31,330	Abercrombie & Fitch Co. - Class A	541,696	0.2
90,829 (1)	American Axle & Manufacturing Holdings, Inc.	977,320	0.4
8,570 (1)	Asbury Automotive Group, Inc.	958,040	0.4
77,694 (1)	Barnes & Noble Education, Inc.	331,753	0.1
10,194	BJ's Restaurants, Inc.	386,964	0.2
15,102	Bloomin Brands, Inc.	333,301	0.1
15,775 (1)	Boot Barn Holdings, Inc.	702,461	0.3
13,177	Caleres, Inc.	312,954	0.1
56,891	Callaway Golf Co.	1,206,089	0.5
60,117 (1)	Career Education Corp.	1,105,552	0.4
1,615 (1)	Cavco Industries, Inc.	315,539	0.1
11,339 (1)	Chegg, Inc.	429,861	0.2
29,241	Clarus Corp.	396,508	0.2
19,824 (1)	Conn's, Inc.	245,619	0.1
26,529	Core-Mark Holding Co., Inc.	721,324	0.3
35,872 (1)	CROCS, Inc.	1,502,678	0.6
42,446	Dana, Inc.	772,517	0.3
16,386	Dave & Buster's Entertainment, Inc.	658,226	0.3
4,612 (1)	Deckers Outdoor Corp.	778,782	0.3
21,646	Designer Brands, Inc.	340,708	0.1
19,281	Ethan Allen Interiors, Inc.	367,496	0.1
25,391 (1)	Everi Holdings, Inc.	341,001	0.1
5,124 (1)	Fox Factory Holding Corp.	356,477	0.1
27,045 (1)	Garrett Motion, Inc.	270,180	0.1
11,029 (1)	Genesco, Inc.	528,510	0.2
22,449 (1)	G-III Apparel Group Ltd.	752,041	0.3
10,877	Group 1 Automotive, Inc.	1,087,700	0.4
36,355	La-Z-Boy, Inc.	1,144,455	0.5
6,382	Lithia Motors, Inc.	938,154	0.4
30,211 (1)	M/I Homes, Inc.	1,188,803	0.5
15,754 (1)	MarineMax, Inc.	262,934	0.1
28,425	MDC Holdings, Inc.	1,084,698	0.4
11,633 (1)	Meritage Homes Corp.	710,893	0.3
417,734	Office Depot, Inc.	1,144,591	0.5
16,415 (2)	PetMed Express, Inc.	386,081	0.1
24,454	Rent-A-Center, Inc.	705,253	0.3
7,061 (1),(2)	RH	1,507,523	0.6
4,396 (1)	Shake Shack, Inc.	261,870	0.1
16,501 (2)	Shoe Carnival, Inc.	615,157	0.2
5,535 (1)	Stamps.com, Inc.	462,283	0.2
34,155	Steven Madden Ltd.	1,469,007	0.6
2,613	Strategic Education, Inc.	415,206	0.2
82,133 (2)	Tailored Brands, Inc.	340,031	0.1
19,188 (1)	TopBuild Corp.	1,977,899	0.8
3,869	Wingstop, Inc.	333,624	0.1
18,644 (1)	Zumiez, Inc.	643,964	0.3
		32,313,723	12.8

	Consumer Staples: 3.8%
18,646 (1)	Central Garden & Pet Co.	579,331	0.2
7,046 (1)	Chefs' Warehouse Holdings, Inc.	268,523	0.1
1,010	Coca-Cola Consolidated, Inc.	286,891	0.1
59,728 (1)	Darling Ingredients, Inc.	1,677,162	0.7
10,737	Fresh Del Monte Produce, Inc.	375,580	0.1
6,139	Inter Parfums, Inc.	446,367	0.2
3,857	J&J Snack Foods Corp.	710,729	0.3
9,987	John B Sanfilippo & Son, Inc.	911,613	0.4
9,182 (2)	Medifast, Inc.	1,006,164	0.4
17,366 (1)	Performance Food Group Co.	894,002	0.3
32,917	SpartanNash Co.	468,738	0.2
15,826	Universal Corp.	903,032	0.4
73,152	Vector Group Ltd.	979,505	0.4
		9,507,637	3.8

	Energy: 4.3%
5,164	Arch Coal, Inc.	370,465	0.2
10,322	Cactus, Inc.	354,251	0.1
189,916 (1)	Callon Petroleum Co.	917,294	0.4
20,960 (1)	CONSOL Energy, Inc.	304,130	0.1
262,953 (1)	Denbury Resources, Inc.	370,764	0.2
8,266 (2)	DMC Global, Inc.	371,474	0.2
11,785 (1)	Dril-Quip, Inc.	552,834	0.2
35,992 (1)	Exterran Corp.	281,817	0.1
92,804 (1)	Gulfport Energy Corp.	282,124	0.1
70,633 (1)	Helix Energy Solutions Group, Inc.	680,196	0.3
36,204 (1)	KLX Energy Services Holdings, Inc.	233,154	0.1
160,375 (1)	Laredo Petroleum, Inc.	460,276	0.2
31,689	Liberty Oilfield Services, Inc.	352,382	0.1
43,499 (1)	Matrix Service Co.	995,257	0.4
86,243 (1)	NexTier Oilfield Solutions, Inc.	577,828	0.2
26,371 (1)	PDC Energy, Inc.	690,129	0.3
33,920	Peabody Energy Corp.	309,350	0.1
8,590 (1)	Penn Virginia Corp.	260,707	0.1
71,384 (1)	ProPetro Holding Corp.	803,070	0.3
59,188	QEP Resources, Inc.	266,346	0.1
4,436 (1)	REX American Resources Corp.	363,575	0.1
109,204 (1)	SRC Energy, Inc.	449,920	0.2
42,686	US Silica Holdings, Inc.	262,519	0.1
48,628 (1),(2)	Whiting Petroleum Corp.	356,930	0.1
		10,866,792	4.3

	Financials: 15.7%
15,229	Amalgamated Bank	296,204	0.1

See Accompanying Notes to Financial Statements

15

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
56,195	American Equity Investment Life Holding Co.	1,681,916	0.7
12,430	Ameris Bancorp.	528,772	0.2
11,298	Amerisafe, Inc.	746,007	0.3
18,249 (1)	Axos Financial, Inc.	552,580	0.2
50,560 (1)	Bancorp, Inc.	655,763	0.3
20,199	Bank of NT Butterfield & Son Ltd.	747,767	0.3
32,349	Brightsphere Investment Group, Inc.	330,607	0.1
40,603	Cadence BanCorp	736,132	0.3
35,767	Central Pacific Financial Corp.	1,057,988	0.4
7,389	Cohen & Steers, Inc.	463,734	0.2
12,069	Columbia Banking System, Inc.	491,027	0.2
4,438	Community Bank System, Inc.	314,832	0.1
41,167 (1)	Customers Bancorp, Inc.	980,186	0.4
16,800	CVB Financial Corp.	362,544	0.2
19,601	Eagle Bancorp, Inc.	953,197	0.4
25,468	Employers Holdings, Inc.	1,063,289	0.4
7,377 (1)	Encore Capital Group, Inc.	260,851	0.1
32,820 (1)	Enova International, Inc.	789,649	0.3
17,707	Essent Group Ltd.	920,587	0.4
142,871	First BanCorp. Puerto Rico	1,513,004	0.6
46,206	First Commonwealth Financial Corp.	670,449	0.3
13,025	First Financial Bancorp.	331,356	0.1
11,268	First of Long Island Corp.	282,601	0.1
33,055	Flagstar Bancorp, Inc.	1,264,354	0.5
6,805	Glacier Bancorp., Inc.	312,962	0.1
4,120	Great Southern Bancorp., Inc.	260,878	0.1
31,204	Great Western Bancorp, Inc.	1,084,027	0.4
15,023 (1)	Hallmark Financial Services	263,954	0.1
30,563	Hanmi Financial Corp.	611,107	0.2
9,709	HCI Group, Inc.	443,216	0.2
9,799 (1)	HomeStreet, Inc.	333,166	0.1
47,653	Hope Bancorp, Inc.	708,124	0.3
17,664	Horace Mann Educators Corp.	771,210	0.3
6,222	Houlihan Lokey, Inc.	304,069	0.1
5,824	Iberiabank Corp.	435,810	0.2
2,875	Independent Bank Corp.	239,344	0.1
22,773	Independent Bank Corp. Michigan	515,808	0.2
20,480	Navient Corp.	280,166	0.1
53,302 (1)	NMI Holdings, Inc.	1,768,560	0.7
53,488	OFG Bancorp	1,262,852	0.5
13,630	Old National Bancorp.	249,293	0.1
15,395	Oppenheimer Holdings, Inc.	423,055	0.2
8,135	Federal Agricultural Mortgage Corp.	679,273	0.3
8,494	Piper Jaffray Cos.	679,010	0.3
21,234	Provident Financial Services, Inc.	523,418	0.2
39,717	Radian Group, Inc.	999,280	0.4
72,660	Redwood Trust, Inc.	1,201,796	0.5
12,701 (1)	Regional Management Corp.	381,411	0.2
30,745 (1)	Seacoast Banking Corp. of Florida	939,875	0.4
57,138	Simmons First National Corp.	1,530,727	0.6
13,758	Stewart Information Services Corp.	561,189	0.2
1	TCF Financial Corp.	47	0.0
30,664 (1)	Third Point Reinsurance Ltd.	322,585	0.1
60,190	United Community Banks, Inc./GA	1,858,667	0.7
42,198	United Community Financial Corp.	492,029	0.2
29,451	Universal Insurance Holdings, Inc.	824,333	0.3
17,270 (2)	Victory Capital Holdings, Inc.	362,152	0.1
		39,618,789	15.7

	Health Care: 12.3%
5,709 (1)	Acadia Pharmaceuticals, Inc.	244,231	0.1
153,754 (1)	Acorda Therapeutics, Inc.	313,658	0.1
29,752 (1),(2)	AMAG Pharmaceuticals, Inc.	362,082	0.1
6,680 (1)	Amedisys, Inc.	1,115,026	0.4
25,620 (1)	Amicus Therapeutics, Inc.	249,539	0.1
26,105 (1)	AMN Healthcare Services, Inc.	1,626,603	0.7
7,832 (1)	Anika Therapeutics, Inc.	406,089	0.2
5,739 (1)	Arrowhead Pharmaceuticals, Inc.	364,025	0.1
10,726 (1)	BioTelemetry, Inc.	496,614	0.2
16,844 (1)	Cardiovascular Systems, Inc.	818,450	0.3
199,999 (1)	Castlight Health, Inc.	265,999	0.1
14,121 (1)	Coherus Biosciences, Inc.	254,249	0.1
5,413	Conmed Corp.	605,336	0.2
22,532 (1)	Corcept Therapeutics, Inc.	272,637	0.1
10,053 (1)	Corvel Corp.	878,230	0.4
3,793 (1)	CRISPR Therapeutics AG	231,013	0.1
37,320 (1)	Cross Country Healthcare, Inc.	433,658	0.2
10,254 (1)	Cutera, Inc.	367,196	0.2
8,739 (1)	Eagle Pharmaceuticals, Inc./DE	525,039	0.2
21,250 (1)	Emergent Biosolutions, Inc.	1,146,437	0.5
4,645 (1)	Enanta Pharmaceuticals, Inc.	286,968	0.1
109,332 (1)	Endo International PLC	512,767	0.2
18,423	Ensign Group, Inc.	835,851	0.3
3,789 (1)	Haemonetics Corp.	435,356	0.2
19,616 (1)	Hanger Orthopedic Group, Inc.	541,598	0.2
30,408 (1)	HMS Holdings Corp.	900,077	0.4
19,533 (1)	Integer Holdings Corp.	1,571,039	0.6
30,199	Invacare Corp.	272,395	0.1
34,947 (1),(2)	Lannett Co., Inc.	308,233	0.1
34,165 (1)	Lantheus Holdings, Inc.	700,724	0.3
2,631 (1)	LHC Group, Inc.	362,447	0.1
26,464	Luminex Corp.	612,906	0.2

See Accompanying Notes to Financial Statements

16

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
10,352 (1)	Magellan Health, Inc.	810,044	0.3
13,513 (1)	Medpace Holdings, Inc.	1,135,903	0.5
36,840	Meridian Bioscience, Inc.	359,927	0.1
27,606 (1)	Merit Medical Systems, Inc.	861,859	0.3
14,248 (1)	Momenta Pharmaceuticals, Inc.	281,113	0.1
22,812 (1)	Myriad Genetics, Inc.	621,171	0.3
10,496 (1)	Natera, Inc.	353,610	0.1
8,994 (1)	Natus Medical, Inc.	296,712	0.1
5,464 (1)	Neogen Corp.	356,581	0.1
22,765 (1)	NeoGenomics, Inc.	665,876	0.3
3,024 (1)	Novocure Ltd.	254,832	0.1
14,297 (1)	Omnicell, Inc.	1,168,351	0.5
31,292 (1)	OraSure Technologies, Inc.	251,275	0.1
14,605 (1)	Orthofix Medical, Inc.	674,459	0.3
70,642	Owens & Minor, Inc.	365,219	0.2
19,497 (1)	Pfenex, Inc.	214,077	0.1
16,405	Phibro Animal Health Corp.	407,336	0.2
12,084 (1)	Radius Health, Inc.	243,613	0.1
10,152 (1)	REGENXBIO, Inc.	415,927	0.2
6,041 (1)	Repligen Corp.	558,792	0.2
10,839 (1)	Select Medical Holdings Corp.	252,982	0.1
37,529 (1),(2)	Spectrum Pharmaceuticals, Inc.	136,606	0.1
24,587 (1)	Supernus Pharmaceuticals, Inc.	583,204	0.2
38,175 (1)	Tivity Health, Inc.	776,670	0.3
15,050 (1)	Triple-S Management Corp.	278,274	0.1
18,356 (1)	Vanda Pharmaceuticals, Inc.	301,222	0.1
		30,942,107	12.3

	Industrials: 18.5%
7,217	AAR Corp.	325,487	0.1
8,537	ABM Industries, Inc.	321,930	0.1
27,491 (1)	Aerojet Rocketdyne Holdings, Inc.	1,255,239	0.5
4,271	Albany International Corp.	324,254	0.1
4,714 (1)	American Woodmark Corp.	492,660	0.2
18,025	Applied Industrial Technologies, Inc.	1,202,087	0.5
29,306	ArcBest Corp.	808,846	0.3
5,970 (1)	ASGN, Inc.	423,691	0.2
24,505 (1)	Atkore International Group, Inc.	991,472	0.4
13,169 (1)	Atlas Air Worldwide Holdings, Inc.	363,069	0.1
8,390	AZZ, Inc.	385,521	0.1
31,803	Barnes Group, Inc.	1,970,514	0.8
24,594	Brady Corp.	1,408,252	0.6
4,264 (1)	Chart Industries, Inc.	287,777	0.1
10,647	Columbus McKinnon Corp.	426,199	0.2
13,331	Comfort Systems USA, Inc.	664,550	0.3
46,152 (1)	Commercial Vehicle Group, Inc.	293,065	0.1
10,450	CSW Industrials, Inc.	804,650	0.3
9,520 (1)	DXP Enterprises, Inc.	378,991	0.1
7,850	EMCOR Group, Inc.	677,455	0.3
4,520	Encore Wire Corp.	259,448	0.1
20,086	EnPro Industries, Inc.	1,343,352	0.5
13,750	Exponent, Inc.	948,888	0.4
43,752	Federal Signal Corp.	1,411,002	0.6
5,445 (1)	FTI Consulting, Inc.	602,544	0.2
4,789 (1)	Gibraltar Industries, Inc.	241,557	0.1
19,400 (1)	GMS, Inc.	525,352	0.2
37,774 (1)	Great Lakes Dredge & Dock Corp.	427,979	0.2
13,853	Griffon Corp.	281,631	0.1
33,347 (1)	Harsco Corp.	767,314	0.3
29,030	Hawaiian Holdings, Inc.	850,289	0.3
28,658	Heidrick & Struggles International, Inc.	931,385	0.4
17,891	Herman Miller, Inc.	745,160	0.3
44,197	Hillenbrand, Inc.	1,472,202	0.6
23,693 (1)	HUB Group, Inc.	1,215,214	0.5
5,711	John Bean Technologies Corp.	643,401	0.3
27,543	Kelly Services, Inc.	621,921	0.2
11,186	Knoll, Inc.	282,558	0.1
33,265	Korn Ferry	1,410,436	0.6
14,524	Marten Transport Ltd.	312,121	0.1
3,566	Moog, Inc.	304,287	0.1
7,479	Patrick Industries, Inc.	392,124	0.2
23,734 (1)	PGT Innovations, Inc.	353,874	0.1
8,230	Powell Industries, Inc.	403,188	0.2
34,766	Quanex Building Products Corp.	593,803	0.2
79,121	RR Donnelley & Sons Co.	312,528	0.1
12,017 (1)	Saia, Inc.	1,119,023	0.4
24,577	Simpson Manufacturing Co., Inc.	1,971,813	0.8
27,817	Skywest, Inc.	1,797,813	0.7
28,345 (1)	SPX Corp.	1,442,194	0.6
35,568 (1)	SPX FLOW, Inc.	1,738,208	0.7
18,434 (1)	Sterling Construction Co., Inc.	259,551	0.1
10,002	Tennant Co.	779,356	0.3
7,605	Tetra Tech, Inc.	655,247	0.3
15,666 (1)	Trimas Corp.	492,069	0.2
10,517 (1)	TrueBlue, Inc.	253,039	0.1
5,671	Unifirst Corp.	1,145,429	0.5
39,418	Universal Forest Products, Inc.	1,880,239	0.7
17,683	Watts Water Technologies, Inc.	1,764,056	0.7
		46,757,304	18.5

	Information Technology: 13.9%
13,141 (1)	Advanced Energy Industries, Inc.	935,639	0.4
7,312 (1)	Alarm.com Holdings, Inc.	314,197	0.1
33,700 (1)	Axcelis Technologies, Inc.	812,002	0.3
14,762	Bel Fuse, Inc.	302,621	0.1
4,744	Belden, Inc.	260,920	0.1
29,466	Benchmark Electronics, Inc.	1,012,452	0.4
13,492 (1)	Bottomline Technologies de, Inc.	723,171	0.3
9,427	Brooks Automation, Inc.	395,557	0.2
16,612 (1)	Cardtronics plc	741,726	0.3
24,771	Cohu, Inc.	566,017	0.2
45,967 (1)	Diebold Nixdorf, Inc.	485,412	0.2
31,795 (1)	Digital Turbine, Inc.	226,698	0.1
25,426 (1)	Diodes, Inc.	1,433,264	0.6
4,815 (1)	ePlus, Inc.	405,856	0.2
32,975	EVERTEC, Inc.	1,122,469	0.4

See Accompanying Notes to Financial Statements

17

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
8,922 (1)	ExlService Holdings, Inc.	619,722	0.2
125,871 (1)	Extreme Networks, Inc.	927,669	0.4
20,176 (1)	Fabrinet	1,308,212	0.5
41,680 (1)	Formfactor, Inc.	1,082,430	0.4
26,122 (1)	Ichor Holdings Ltd.	869,079	0.3
19,886 (1)	Insight Enterprises, Inc.	1,397,787	0.6
3,123 (1)	Itron, Inc.	262,176	0.1
33,966 (1)	Knowles Corp.	718,381	0.3
33,372	Kulicke & Soffa Industries, Inc.	907,718	0.4
9,382	Mantech International Corp.	749,434	0.3
45,096	NIC, Inc.	1,007,896	0.4
43,822 (1)	Onto Innovation, Inc.	1,601,256	0.6
25,803 (1)	Perficient, Inc.	1,188,744	0.5
23,333 (1)	Plexus Corp.	1,795,241	0.7
3,947	Power Integrations, Inc.	390,398	0.2
39,848	Progress Software Corp.	1,655,684	0.7
11,020 (1)	Qualys, Inc.	918,737	0.4
34,469 (1)	Rambus, Inc.	474,810	0.2
2,333 (1)	Rogers Corp.	290,995	0.1
27,340 (1)	Sanmina Corp.	936,122	0.4
19,894 (1)	Scansource, Inc.	735,083	0.3
23,132 (1)	SecureWorks Corp.	385,379	0.1
12,351 (1)	SMART Global Holdings, Inc.	468,597	0.2
4,703 (1),(2)	SolarEdge Technologies, Inc.	447,208	0.2
10,907 (1)	SPS Commerce, Inc.	604,466	0.2
11,197 (1)	SYKES Enterprises, Inc.	414,177	0.2
57,520 (1)	TTM Technologies, Inc.	865,676	0.3
25,440 (1)	Ultra Clean Holdings, Inc.	597,077	0.2
30,599 (1)	Viavi Solutions, Inc.	458,985	0.2
18,462 (1)	Virtusa Corp.	836,882	0.3
8,353 (1)	Workiva, Inc.	351,244	0.1
		35,005,266	13.9

	Materials: 4.4%
12,669 (1)	AdvanSix, Inc.	252,873	0.1
2,528	Balchem Corp.	256,921	0.1
24,272	Boise Cascade Co.	886,656	0.4
25,775 (1)	Ferro Corp.	382,243	0.2
25,860	FutureFuel Corp.	320,405	0.1
6,705	Hawkins, Inc.	307,156	0.1
9,364	Innospec, Inc.	968,612	0.4
3,367	Kaiser Aluminum Corp.	373,367	0.2
17,955 (1)	Koppers Holdings, Inc.	686,240	0.3
30,649 (1)	Kraton Corp.	776,033	0.3
11,684	Materion Corp.	694,614	0.3
20,234	Myers Industries, Inc.	337,503	0.1
17,059	Olympic Steel, Inc.	305,697	0.1
15,821	PolyOne Corp.	582,055	0.2
1,951	Quaker Chemical Corp.	320,979	0.1
15,530	Stepan Co.	1,590,893	0.6
14,499	Tredegar Corp.	324,053	0.1
11,634	Trinseo SA	432,901	0.2
18,550 (1)	Verso Corp.	334,457	0.1
41,242	Warrior Met Coal, Inc.	871,443	0.4
		11,005,101	4.4

	Real Estate: 8.5%
5,033	Agree Realty Corp.	353,166	0.1
2,033	Alexander's, Inc.	671,601	0.3
28,202	American Assets Trust, Inc.	1,294,472	0.5
47,097	Armada Hoffler Properties, Inc.	864,230	0.3
112,581	Ashford Hospitality Trust, Inc.	314,101	0.1
20,976	CareTrust REIT, Inc.	432,735	0.2
297,031 (2)	CBL & Associates Properties, Inc.	311,883	0.1
100,785	Cedar Realty Trust, Inc.	297,316	0.1
40,469	Chatham Lodging Trust	742,201	0.3
29,921	CoreCivic, Inc.	520,027	0.2
8,599	Corporate Office Properties Trust SBI MD	252,639	0.1
12,653 (1)	Cushman & Wakefield PLC	258,627	0.1
142,127	DiamondRock Hospitality Co.	1,574,767	0.6
6,963	EastGroup Properties, Inc.	923,781	0.4
54,729	Essential Properties Realty Trust, Inc.	1,357,826	0.5
8,996	First Industrial Realty Trust, Inc.	373,424	0.2
13,402 (1)	Forestar Group, Inc.	279,432	0.1
85,845	Franklin Street Properties Corp.	734,833	0.3
21,554	Geo Group, Inc./The	358,012	0.1
21,818	Hersha Hospitality Trust	317,452	0.1
6,226 (2)	Innovative Industrial Properties, Inc.	472,367	0.2
28,534 (2)	iStar, Inc.	414,028	0.2
6,758	LTC Properties, Inc.	302,556	0.1
26,001 (1)	Marcus & Millichap, Inc.	968,537	0.4
36,138	National Storage Affiliates Trust	1,214,960	0.5
26,806	Newmark Group, Inc.	360,675	0.1
18,237	Piedmont Office Realty Trust, Inc.	405,591	0.2
4,623	PS Business Parks, Inc.	762,194	0.3
11,993	RE/MAX Holdings, Inc.	461,611	0.2
18,592	Retail Opportunity Investments Corp.	328,335	0.1
15,368	Retail Value, Inc.	565,542	0.2
6,182	Ryman Hospitality Properties	535,732	0.2
12,901	Saul Centers, Inc.	680,915	0.3
30,571	Summit Hotel Properties, Inc.	377,246	0.2
25,835	Urstadt Biddle Properties, Inc.	641,741	0.3
175,727 (2)	Washington Prime Group, Inc.	639,646	0.3
		21,364,201	8.5

	Utilities: 1.9%
3,238	American States Water Co.	280,540	0.1
5,715	Avista Corp.	274,834	0.1
8,225	Black Hills Corp.	645,991	0.3
6,544	California Water Service Group	337,409	0.1
12,210	NorthWestern Corp.	875,091	0.4
11,631	Otter Tail Corp.	596,554	0.2
12,672	PNM Resources, Inc.	642,597	0.3
14,610	Portland General Electric Co.	815,092	0.3

See Accompanying Notes to Financial Statements

18

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
7,906	South Jersey Industries, Inc.	260,740	0.1
		4,728,848	1.9

	Total Common Stock
	(Cost $224,690,082)	247,526,832	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Repurchase Agreements: 2.4%
1,389,144 (3)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,389,264, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,417,050, due 09/01/24-11/01/49)	1,389,144	0.5
411,624 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $411,660, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $419,894, due 01/15/20-11/15/48)	411,624	0.2
1,389,144 (3)	Citigroup,Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,389,264, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,416,927, due 02/13/20-09/20/69)	1,389,144	0.6
1,389,144 (3)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,389,264, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.030%, Market Value plus accrued interest $1,416,927, due 01/14/20-12/20/49)	1,389,144	0.5
1,389,144 (3)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $1,389,264, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $1,416,927, due 01/28/20-05/15/27)	1,389,144	0.6
	Total Repurchase Agreements
	(Cost $5,968,200)	5,968,200	2.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.6%
4,152,000(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%
	(Cost $4,152,000)	4,152,000	1.6

	Total Short-Term Investments
	(Cost $10,120,200)	10,120,200	4.0

	Total Investments in Securities (Cost $234,810,282)	$257,647,032	102.2
	Liabilities in Excess of Other Assets	(5,568,431)	(2.2)
	Net Assets	$252,078,601	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

19

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.2%
	Argentina: 0.2%
4,482	Banco Macro SA ADR	$162,473	0.0
3,469 (1)	Globant SA	367,887	0.1
10,033	Grupo Financiero Galicia SA ADR	162,836	0.0
8,132	Telecom Argentina SA ADR	92,298	0.0
16,843	YPF SA ADR	195,042	0.1
		980,536	0.2

	Brazil: 4.9%
466,500	Ambev SA	2,165,102	0.3
40,500	Atacadao Distribuicao Comercio e Industria Ltd.	235,085	0.0
20,993 (1)	B2W Cia Digital	328,043	0.1
204,569	B3 SA - Brasil Bolsa Balcao	2,185,182	0.3
119,144	Banco Bradesco SA	1,009,083	0.2
22,000	Banco BTG Pactual SA	416,352	0.1
85,000	Banco do Brasil S.A.	1,116,091	0.2
40,500	Banco Santander Brasil SA	498,561	0.1
69,900	BB Seguridade Participacoes SA	655,090	0.1
80,233	BR Malls Participacoes SA	360,208	0.1
56,600 (1)	BRF - Brasil Foods SA	495,269	0.1
22,600	Centrais Eletricas Brasileiras SA	212,365	0.0
4,626 (1)	Centrais Eletricas Brasileiras SA	43,469	0.0
120,500	CCR SA	568,546	0.1
34,200	Cia de Saneamento Basico do Estado de Sao Paulo	514,866	0.1
62,300	Cia Siderurgica Nacional S.A.	218,523	0.0
117,456	Cielo SA	244,390	0.0
149,104	Cogna Educacao	423,660	0.1
16,600	Cosan SA	287,086	0.0
72,600	Embraer SA	356,079	0.1
13,500	Energisa SA	179,644	0.0
21,050	Engie Brasil Energia SA	265,826	0.0
89,000	Equatorial Energia SA	504,216	0.1
15,600 (2)	Hapvida Participacoes e Investimentos SA	247,804	0.0
38,800	Hypera S.A.	344,239	0.1
70,277	IRB Brasil Resseguros S/A	680,461	0.1
108,700	JBS SA	697,159	0.1
70,400	Klabin SA	322,188	0.0
61,789	Localiza Rent a Car SA	728,221	0.1
79,676	Lojas Renner SA	1,112,933	0.2
73,065	Magazine Luiza SA	866,383	0.1
29,400	Multiplan Empreendimentos Imobiliarios SA	241,912	0.0
38,900	Natura & Co. Holding SA	373,944	0.1
47,800	Notre Dame Intermedica Participacoes SA	810,985	0.1
70,323	Petrobras Distribuidora SA	525,670	0.1
293,200	Petroleo Brasileiro SA	2,332,364	0.4
9,800	Porto Seguro SA	152,846	0.0
23,200	Raia Drogasil SA	643,858	0.1
111,500 (1)	Rumo SA	723,432	0.1
23,386	Sul America SA	348,345	0.1
53,644	Suzano SA	529,146	0.1
85,000	Tim Participacoes SA	331,108	0.1
71,700	Ultrapar Participacoes SA	454,152	0.1
313,474	Vale SA	4,153,470	0.7
83,954	Weg S.A.	723,356	0.1
		30,626,712	4.9

	Chile: 0.7%
259,786	Aguas Andinas SA	110,209	0.0
3,918,632	Banco de Chile	415,340	0.1
5,315	Banco de Credito e Inversiones SA	241,029	0.0
6,715,871	Banco Santander Chile	384,045	0.1
146,489	Cencosud SA	192,864	0.0
15,875	Cia Cervecerias Unidas SA	155,594	0.0
820,427	Colbun SA	130,928	0.0
15,533 (1)	Empresa Nacional de Telecomunicaciones SA	110,474	0.0
109,716	Empresas CMPC SA	268,472	0.0
38,763	Empresas COPEC SA	347,962	0.1
3,802,737	Enel Americas SA	844,547	0.1
2,867,440	Enel Chile SA	268,840	0.1
14,471,049	Itau CorpBanca	83,907	0.0
30,677	Latam Airlines Group SA	307,810	0.1
74,315	SACI Falabella	320,307	0.1
		4,182,328	0.7

	China: 33.7%
8,400	360 Security Technology, Inc. - A Shares	28,399	0.0
128,000 (1),(2)	3SBio, Inc.	165,825	0.0
2,697 (1)	51job, Inc. ADR	228,975	0.0
9,513 (1)	58.com, Inc. ADR	615,776	0.1
72,500	AAC Technologies Holdings, Inc.	632,924	0.1
19,200	AECC Aviation Power Co. Ltd. - A Shares	59,839	0.0
140,000	Agile Group Holdings, Ltd.	210,380	0.1
425,100	Agricultural Bank of China Ltd. - A Shares	225,309	0.1
2,891,000	Agricultural Bank of China Ltd. - H Shares	1,272,506	0.2
19,400	Aier Eye Hospital Group Co. Ltd. - A Shares	110,352	0.0
204,000	Air China Ltd. - H Shares	206,963	0.1
12,300	Aisino Corp. - A Shares	40,965	0.0
166,889 (1)	Alibaba Group Holding Ltd. ADR	35,397,157	5.7
360,000 (1)	Alibaba Health Information Technology Ltd.	415,827	0.1
1,470,000 (1)	Alibaba Pictures Group Ltd.	258,479	0.1
28,750 (2)	A-Living Services Co. Ltd.	99,208	0.0

See Accompanying Notes to Financial Statements

20

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
71,000 (1)	Aluminum Corp. of China Ltd. - A Shares	36,133	0.0
406,000 (1)	Aluminum Corp. of China Ltd. - H Shares	139,137	0.0
58,100	Angang Steel Co. Ltd. - A Shares	27,974	0.0
22,400	Anhui Conch Cement Co., Ltd. - A Shares	176,366	0.0
124,000	Anhui Conch Cement Co., Ltd. - H Shares	903,480	0.2
2,800	Anhui Gujing Distillery Co. Ltd.	54,667	0.0
4,600	Anhui Kouzi Distillery Co. Ltd.	36,312	0.0
108,000	Anta Sports Products Ltd.	966,944	0.2
39,200 (1)	Anxin Trust Co. Ltd. - A Shares	25,013	0.0
2,000	Asymchem Laboratories Tianjin Co. Ltd.	37,209	0.0
2,200	Autobio Diagnostics Co. Ltd.	30,489	0.0
5,904 (1),(3)	Autohome, Inc. ADR	472,379	0.1
22,500	AVIC Aircraft Co. Ltd. - A Shares	52,975	0.0
52,500	Avic Capital Co. Ltd. - A Shares	36,614	0.0
35,900	AVIC Electromechanical Systems Co. Ltd.	35,803	0.0
8,000	AVIC Jonhon Optronic Technology Co. Ltd.	44,881	0.0
9,700 (1)	AVIC Shenyang Aircraft Co. Ltd. - A Shares	44,042	0.0
223,000	AviChina Industry & Technology Co. Ltd. - H Shares	100,490	0.0
6,300	AVICOPTER PLC	43,191	0.0
174,500 (2)	BAIC Motor Corp. Ltd. - H Shares	99,155	0.0
27,394 (1)	Baidu, Inc. ADR	3,462,602	0.6
128,700	Bank of Beijing Co. Ltd. - A Shares	105,034	0.0
33,400	Bank of Chengdu Co. Ltd. - A Shares	43,556	0.0
247,900	Bank of China Ltd. - A Shares	131,404	0.0
7,787,000	Bank of China Ltd. - H Shares	3,328,774	0.5
220,800	Bank of Communications Co. Ltd. - A Shares	178,595	0.0
889,000	Bank of Communications Co., Ltd. - H Shares	631,709	0.1
22,300	Bank of Guiyang Co. Ltd. - A Shares	30,639	0.0
34,800	Bank of Hangzhou Co. Ltd. - A Shares	45,805	0.0
77,900	Bank of Jiangsu Co. Ltd. - A Shares	81,069	0.0
57,157	Bank of Nanjing Co. Ltd. - A Shares	72,040	0.0
35,300	Bank of Ningbo Co. Ltd. - A Shares	142,919	0.0
87,300	Bank of Shanghai Co. Ltd. - A Shares	119,080	0.0
116,200	Baoshan Iron & Steel Co. Ltd. - A Shares	95,873	0.0
4,053 (1),(3)	Baozun, Inc. ADR	134,235	0.0
55,300	BBMG Corp. - A Shares	29,636	0.0
212,000	BBMG Corp. - H Shares	65,058	0.0
176,000	Beijing Capital International Airport Co., Ltd. - H Shares	170,482	0.0
21,100	Beijing Enlight Media Co. Ltd.	35,794	0.0
53,500	Beijing Enterprises Holdings Ltd.	245,488	0.1
510,000	Beijing Enterprises Water Group Ltd.	257,952	0.1
12,700	Beijing New Building Materials PLC	46,426	0.0
10,800	Beijing Oriental Yuhong Waterproof Technology Co. Ltd.	40,829	0.0
9,100	Beijing Shiji Information Technology Co. Ltd. - A Shares	51,040	0.0
5,500	Beijing Shunxin Agriculture Co. Ltd.	41,625	0.0
11,300	Beijing Sinnet Technology Co. Ltd.	32,591	0.0
9,600	Beijing Tiantan Biological Products Corp. Ltd.	38,545	0.0
9,700	Beijing Tongrentang Co. Ltd. - A Shares	39,266	0.0
14,650 (1)	BEST, Inc. ADR	81,454	0.0
2,900	Betta Pharmaceuticals Co. Ltd.	27,393	0.0
3,400	BGI Genomics Co. Ltd.	33,580	0.0
210,800	BOE Technology Group Co. Ltd. - A Shares	137,773	0.0
326,000	Bosideng International Holdings Ltd.	117,604	0.0
306,000	Brilliance China Automotive Holdings Ltd.	317,584	0.1
9,000	BYD Co. Ltd. - A Shares	61,650	0.0
66,500 (3)	Byd Co., Ltd. - H Shares	331,657	0.1
67,500	BYD Electronic International Co. Ltd.	129,949	0.0
27,500	Caitong Securities Co. Ltd. - A Shares	44,909	0.0
16,200	Centre Testing International Group Co. Ltd.	34,728	0.0
1,114,000 (2)	CGN Power Co. Ltd. - H Shares	297,496	0.1
1,100	Changchun High & New Technology Industry Group, Inc.	70,658	0.0
39,800	Changjiang Securities Co. Ltd. - A Shares	40,873	0.0
2,500	Changzhou Xingyu Automotive Lighting Systems Co. Ltd.	34,129	0.0
11,300	Chaozhou Three-Circle Group Co. Ltd. - A Shares	36,175	0.0
5,200	Chengdu Kanghong Pharmaceutical Group Co. Ltd.	27,579	0.0
193,000	China Agri-Industries Holdings Ltd. - H Shares	102,230	0.0
106,000	China Aoyuan Group Ltd.	172,964	0.0
15,000	China Avionics Systems Co. Ltd.	30,691	0.0

See Accompanying Notes to Financial Statements

21

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
953,000	China Cinda Asset Management Co. Ltd. - H Shares	216,620	0.1
959,000	China CITIC Bank Corp. Ltd. - H Shares	575,022	0.1
198,000	China Coal Energy Co. - H Shares	78,577	0.0
472,000	China Communications Construction Co., Ltd. - H Shares	384,658	0.1
244,000	China Communications Services Corp., Ltd. - H Shares	177,872	0.0
167,000	China Conch Venture Holdings Ltd.	728,439	0.1
93,600	China Construction Bank Corp. - A Shares	97,244	0.0
9,445,000	China Construction Bank - H Shares	8,189,212	1.3
136,000 (4)	China Ding Yi Feng Holdings Ltd.	1,920	0.0
80,200 (1)	China Eastern Airlines Corp. Ltd. - A Shares	67,030	0.0
148,000 (1)	China Eastern Airlines Corp. Ltd. - H Shares	82,000	0.0
58,000 (3)	China Education Group Holdings Ltd.	75,954	0.0
264,200	China Everbright Bank Co. Ltd. - A Shares	167,409	0.0
234,000	China Everbright Bank Co. Ltd. - H Shares	108,682	0.0
388,000	China Everbright International Ltd.	311,137	0.1
94,000	China Everbright Ltd.	175,557	0.0
182,000 (1),(3)	China Evergrande Group	504,616	0.1
308,000 (1)	China First Capital Group Ltd.	10,671	0.0
18,200	China Fortune Land Development Co. Ltd. - A Shares	75,098	0.0
361,500	China Galaxy Securities Co. Ltd. - H Shares	212,960	0.1
182,200	China Gas Holdings Ltd.	682,196	0.1
33,500	China Gezhouba Group Co. Ltd. - A Shares	32,140	0.0
65,700	China Grand Automotive Services Group Co. Ltd. - A Shares	30,761	0.0
20,300	China Greatwall Technology Group Co. Ltd.	45,464	0.0
182,500	China Hongqiao Group Ltd.	110,063	0.0
1,045,000 (2)	China Huarong Asset Management Co. Ltd. - H Shares	165,056	0.0
480,000 (1),(4)	China Huishan Dairy Holdings Co. Ltd.	–	–
125,600 (2)	China International Capital Corp. Ltd. - H Shares	242,165	0.1
11,912	China International Travel Service Corp. Ltd. - A Shares	152,337	0.0
544,000	China Jinmao Holdings Group Ltd.	423,500	0.1
47,000	China Lesso Group Holdings Ltd.	60,302	0.0
15,500	China Life Insurance Co. Ltd. - A Shares	77,776	0.0
742,000	China Life Insurance Co., Ltd. - H Shares	2,063,990	0.3
26,400 (1),(2)	China Literature Ltd. - H Shares	110,004	0.0
326,000	China Longyuan Power Group Corp. Ltd. - H Shares	206,160	0.1
137,000	China Medical System Holdings Ltd.	197,198	0.0
275,000	China Mengniu Dairy Co., Ltd.	1,112,401	0.2
121,200	China Merchants Bank Co. Ltd. - A Shares	655,014	0.1
388,380	China Merchants Bank Co., Ltd. - H Shares	1,996,712	0.3
40,300	China Merchants Energy Shipping Co. Ltd.	47,907	0.0
143,232	China Merchants Port Holdings Co. Ltd.	242,352	0.1
36,900	China Merchants Securities Co. Ltd. - A Shares	97,103	0.0
46,600	China Merchants Shekou Industrial Zone Holdings Co. Ltd. - A Shares	132,984	0.0
206,580	China Minsheng Banking Corp. Ltd. - A Shares	187,253	0.0
705,100	China Minsheng Banking Corp. Ltd. - H Shares	532,895	0.1
608,000	China Mobile Ltd.	5,137,513	0.8
109,000	China Molybdenum Co. Ltd. - A Shares	68,375	0.0
387,000	China Molybdenum Co. Ltd. - H Shares	166,047	0.0
388,000	China National Building Material Co., Ltd. - H Shares	432,862	0.1
46,600	China National Chemical Engineering Co. Ltd. - A Shares	43,122	0.0
95,800	China National Nuclear Power Co. Ltd. - A Shares	68,821	0.0
3,400	China National Software & Service Co. Ltd.	35,047	0.0
21,600	China Northern Rare Earth Group High-Tech Co. Ltd. - A Shares	33,531	0.0
162,000	China Oilfield Services Ltd. - H Shares	254,343	0.1
380,000	China Overseas Land & Investment Ltd.	1,479,946	0.3
35,803	China Pacific Insurance Group Co. Ltd. - A Shares	194,838	0.0
266,400	China Pacific Insurance Group Co., Ltd. - H Shares	1,049,620	0.2

See Accompanying Notes to Financial Statements

22

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
130,200	China Petroleum & Chemical Corp. - A Shares	95,724	0.0
2,535,600	China Petroleum & Chemical Corp. - H Shares	1,526,764	0.3
463,000	China Power International Development Ltd. - H Shares	99,241	0.0
60,500	China Railway Construction Corp. Ltd. - A Shares	88,143	0.0
204,500	China Railway Construction Corp. Ltd. - H Shares	223,971	0.1
93,700	China Railway Group Ltd. - A Shares	79,999	0.0
400,000	China Railway Group Ltd. - H Shares	246,837	0.1
147,000 (2)	China Railway Signal & Communication Corp. Ltd. - H Shares	82,078	0.0
571,000	China Reinsurance Group Corp. - H Shares	93,848	0.0
146,000	China Resources Beer Holdings Co Ltd.	807,611	0.1
248,000	China Resources Cement Holdings Ltd. - H Shares	315,698	0.1
90,000	China Resources Gas Group Ltd.	494,529	0.1
274,444	China Resources Land Ltd.	1,365,451	0.2
169,500 (2)	China Resources Pharmaceutical Group Ltd.	157,135	0.0
196,000	China Resources Power Holdings Co.	275,203	0.1
10,100	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - A Shares	45,947	0.0
21,870	China Shenhua Energy Co. Ltd. - A Shares	57,354	0.0
342,500	China Shenhua Energy Co., Ltd. - H Shares	716,135	0.1
142,300	China Shipbuilding Industry Co. Ltd. - A Shares	107,201	0.0
40,100	China Southern Airlines Co. Ltd. - A Shares	41,425	0.0
168,000	China Southern Airlines Co., Ltd. - H Shares	112,960	0.0
12,000	China Spacesat Co. Ltd. - A Shares	36,850	0.0
241,440	China State Construction Engineering Corp. Ltd. - A Shares	194,972	0.0
214,000	China State Construction International Holdings Ltd.	194,294	0.0
163,428	China Taiping Insurance Holdings Co., Ltd.	405,391	0.1
1,380,000	China Telecom Corp., Ltd. - H Shares	568,545	0.1
4,184,000 (2)	China Tower Corp. Ltd. - H Shares	924,372	0.2
232,000	China Traditional Chinese Medicine Holdings Co. Ltd.	111,961	0.0
10,800	China TransInfo Technology Co. Ltd.	28,036	0.0
608,000	China Unicom Hong Kong Ltd.	572,505	0.1
191,600	China United Network Communications Ltd. - A Shares	162,258	0.0
55,000	China Vanke Co. Ltd. - A Shares	254,538	0.1
152,700	China Vanke Co. Ltd. - H Shares	651,433	0.1
131,900	China Yangtze Power Co. Ltd. - A Shares	348,356	0.1
159,600	China Zhongwang Holdings Ltd. - H Shares	63,761	0.0
4,100	Chongqing Brewery Co. Ltd.	30,601	0.0
22,300	Chongqing Changan Automobile Co. Ltd. - A Shares	32,131	0.0
256,000	Chongqing Rural Commercial Bank Co. Ltd. - H Shares	130,775	0.0
8,800	Chongqing Zhifei Biological Products Co. Ltd. - A Shares	62,809	0.0
278,000	CIFI Holdings Group Co. Ltd.	235,059	0.1
578,000	CITIC Ltd.	771,467	0.1
56,600	CITIC Securities Co. Ltd. - A Shares	206,019	0.0
211,000	CITIC Securities Co. Ltd. - H Shares	481,382	0.1
1,767,000	CNOOC Ltd.	2,938,222	0.5
13,100	Contemporary Amperex Technology Co. Ltd. - A Shares	200,377	0.0
136,000	COSCO Shipping Energy Transportation Co. Ltd. - H Shares	64,235	0.0
295,500 (1)	COSCO SHIPPING Holdings Co., Ltd. - H Shares	119,906	0.0
186,000	COSCO Shipping Ports, Ltd.	152,338	0.0
755,133	Country Garden Holdings Co. Ltd.	1,208,608	0.2
122,000	Country Garden Services Holdings Co. Ltd. - H Shares	410,753	0.1
131,900	CRRC Corp. Ltd. - A Shares	135,383	0.0
458,000	CRRC Corp. Ltd. - H Shares	333,905	0.1
17,100	CSC Financial Co. Ltd.	75,034	0.0
466,000	CSPC Pharmaceutical Group Ltd.	1,112,062	0.2
209,000 (2)	Dali Foods Group Co. Ltd.	154,839	0.0
94,600	Daqin Railway Co. Ltd. - A Shares	111,558	0.0
294,000	Datang International Power Generation Co., Ltd. - H Shares	56,210	0.0
6,700	Dawning Information Industry Co. Ltd.	33,328	0.0

See Accompanying Notes to Financial Statements

23

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
27,500	Dongfang Electric Corp. Ltd. - A Shares	36,344	0.0
276,000	Dongfeng Motor Group Co., Ltd. - H Shares	259,657	0.1
24,100	Dongxing Securities Co. Ltd. - A Shares	45,578	0.0
43,500	East Money Information Co. Ltd. - A Shares	98,700	0.0
78,600	ENN Energy Holdings Ltd.	858,721	0.2
6,600 (1)	Eve Energy Co. Ltd.	47,661	0.0
25,900	Everbright Securities Co. Ltd. - A Shares	48,840	0.0
18,000 (1)	Fangda Carbon New Material Co. Ltd.	31,478	0.0
238,000	Far East Horizon Ltd.	223,014	0.1
10,400	Fiberhome Telecommunication Technologies Co. Ltd.	41,049	0.0
24,200	Financial Street Holdings Co. Ltd. - A Shares	28,205	0.0
27,300	First Capital Securities Co. Ltd.	32,556	0.0
84,100	Focus Media Information Technology Co. Ltd. - A Shares	75,720	0.0
13,400	Foshan Haitian Flavouring & Food Co. Ltd. - A Shares	207,178	0.1
260,968	Fosun International Ltd.	380,668	0.1
56,000	Founder Securities Co. Ltd. - A Shares	69,851	0.0
25,900	Foxconn Industrial Internet Co. Ltd. - A Shares	68,177	0.0
10,400	Fuyao Glass Industry Group Co. Ltd. - A Shares	35,833	0.0
55,600 (2)	Fuyao Glass Industry Group Co. Ltd. - H Shares	170,246	0.0
7,900	Ganfeng Lithium Co. Ltd.	39,612	0.0
600	G-bits Network Technology Xiamen Co. Ltd.	25,723	0.0
33,800 (1)	GCL System Integration Technology Co. Ltd.	28,689	0.0
115,000	GD Power Development Co. Ltd. - A Shares	38,664	0.0
6,151 (1),(3)	GDS Holdings Ltd. ADR	317,269	0.1
497,000	Geely Automobile Holdings Ltd.	973,080	0.2
24,600	Gemdale Corp. - A Shares	51,233	0.0
96,000 (1)	Genscript Biotech Corp. - H Shares	218,134	0.1
37,300	GF Securities Co. Ltd. - A Shares	81,380	0.0
137,800	GF Securities Co. Ltd. - H Shares	167,838	0.0
10,000	Giant Network Group Co. Ltd.	25,950	0.0
2,000	Gigadevice Semiconductor Beijing, Inc.	58,796	0.0
8,100	Glodon Co. Ltd.	39,570	0.0
22,400	GoerTek, Inc. - A Shares	64,251	0.0
1,051,000 (1),(3)	GOME Retail Holdings Ltd.	97,177	0.0
29,400	Grandjoy Holdings Group Co. Ltd.	30,318	0.0
313,500	Great Wall Motor Co. Ltd. - H Shares	231,960	0.1
18,400	Gree Electric Appliances, Inc. of Zhuhai - A Shares	173,526	0.0
42,600	Greenland Holdings Corp. Ltd. - A Shares	42,515	0.0
108,000	Greentown Service Group Co. Ltd.	117,892	0.0
10,500	Guangdong Haid Group Co. Ltd.	54,303	0.0
27,100	Guangdong HEC Technology Holding Co. Ltd.	39,896	0.0
294,000	Guangdong Investment Ltd.	614,919	0.1
74,400	Guanghui Energy Co. Ltd. - A Shares	35,405	0.0
62,900	Guangshen Railway Co. Ltd. - A Shares	27,653	0.0
301,200	Guangzhou Automobile Group Co. Ltd. - H Shares	374,992	0.1
14,600	Guangzhou Baiyun International Airport Co. Ltd.	36,659	0.0
9,300	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. - A Shares	47,625	0.0
27,900	Guangzhou Haige Communications Group, Inc. Co. - A Shares	43,429	0.0
3,800	Guangzhou Kingmed Diagnostics Group Co. Ltd.	27,936	0.0
107,200	Guangzhou R&F Properties Co., Ltd. - H Shares	197,954	0.0
23,900	Guosen Securities Co. Ltd. - A Shares	43,176	0.0
50,200	Guotai Junan Securities Co. Ltd. - A Shares	133,528	0.0
65,600 (2)	Guotai Junan Securities Co. Ltd. - H Shares	116,227	0.0
30,800	Guoyuan Securities Co. Ltd. - A Shares	41,054	0.0
39,000 (2),(3)	Haidilao International Holding Ltd.	156,633	0.0
129,000	Haier Electronics Group Co. Ltd.	403,040	0.1
38,500	Haier Smart Home Co. Ltd. - A Shares	107,964	0.0
66,000	Haitian International Holdings Ltd.	159,858	0.0
48,500	Haitong Securities Co. Ltd. - A Shares	107,904	0.0
295,600	Haitong Securities Co. Ltd. - H Shares	349,204	0.1
1,908,000 (1),(4),(5)	Hanergy Mobile Energy Holding Group Co Ltd.	–	–

See Accompanying Notes to Financial Statements

24

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
55,800	Hangzhou Hikvision Digital Technology Co. Ltd. - A Shares	263,043	0.1
7,400	Hangzhou Robam Appliances Co. Ltd. - A Shares	35,982	0.0
6,300	Hangzhou Tigermed Consulting Co. Ltd. - A Shares	57,184	0.0
24,000 (1),(2)	Hansoh Pharmaceutical Group Co. Ltd.	79,928	0.0
6,300	Hefei Meiya Optoelectronic Technology, Inc.	35,411	0.0
16,400	Henan Shuanghui Investment & Development Co. Ltd. - A Shares	68,396	0.0
72,000	Hengan International Group Co., Ltd.	512,861	0.1
38,220	Hengli Petrochemical Co. Ltd. - A Shares	88,431	0.0
17,800	Hengtong Optic-electric Co. Ltd. - A Shares	41,644	0.0
21,900	Hengyi Petrochemical Co. Ltd. - A Shares	43,876	0.0
95,100	Hesteel Co. Ltd. - A Shares	35,253	0.0
3,600	Hithink RoyalFlush Information Network Co. Ltd. - A Shares	56,637	0.0
46,000 (2)	Hua Hong Semiconductor Ltd.	104,778	0.0
27,800	Huaan Securities Co. Ltd. - A Shares	29,208	0.0
166,000	Huadian Power International Co. - H Shares	63,075	0.0
10,440	Huadong Medicine Co. Ltd. - A Shares	36,619	0.0
10,100	Hualan Biological Engineering, Inc.	51,048	0.0
418,000	Huaneng Power International, Inc. - H Shares	211,365	0.1
494,000	Huaneng Renewables Corp. Ltd.	192,096	0.0
43,100	Huatai Securities Co. Ltd. - A Shares	125,886	0.0
164,800 (2)	Huatai Securities Co. Ltd. - H Shares	291,469	0.1
26,600	Huaxi Securities Co. Ltd. - A Shares	42,158	0.0
79,300	Huaxia Bank Co. Ltd. - A Shares	87,368	0.0
9,800	Huaxin Cement Co. Ltd.	37,217	0.0
20,000	Huayu Automotive Systems Co. Ltd. - A Shares	74,689	0.0
13,240	Huazhu Group Ltd. ADR	530,527	0.1
43,300	Hubei Biocause Pharmaceutical Co. Ltd.	43,794	0.0
5,500	Hundsun Technologies, Inc. - A Shares	61,522	0.0
5,716 (1)	Hutchison China MediTech Ltd. ADR	143,300	0.0
5,092 (1),(3)	HUYA, Inc. ADR	91,401	0.0
14,600	Iflytek Co. Ltd. - A Shares	72,432	0.0
337,000	Industrial & Commercial Bank of China Ltd. - A Shares	284,714	0.1
6,404,000	Industrial & Commercial Bank of China - H Shares	4,940,872	0.8
123,400	Industrial Bank Co. Ltd. - A Shares	351,040	0.1
46,400	Industrial Securities Co. Ltd. - A Shares	47,272	0.0
335,300	Inner Mongolia BaoTou Steel Union Co. Ltd. - A Shares	63,610	0.0
35,900	Inner Mongolia Yili Industrial Group Co. Ltd. - A Shares - XSSC	159,715	0.0
102,100 (1)	Inner Mongolia Yitai Coal Co. - A Shares	82,822	0.0
62,000 (1),(2)	Innovent Biologics, Inc.	211,617	0.1
8,900	Inspur Electronic Information Industry Co. Ltd.	38,518	0.0
12,387 (1),(3)	iQIYI, Inc. ADR	261,490	0.0
3,200	Jafron Biomedical Co. Ltd.	33,032	0.0
73,464 (1)	JD.com, Inc. ADR	2,588,137	0.4
24,500	Jiangsu Changshu Rural Commercial Bank Co. Ltd. - A Shares	32,095	0.0
128,000	Jiangsu Expressway Co. Ltd. - H Shares	175,401	0.0
6,600	Jiangsu Hengli Hydraulic Co. Ltd.	47,248	0.0
26,540	Jiangsu Hengrui Medicine Co. Ltd. - A Shares	333,892	0.1
9,600	Jiangsu King's Luck Brewery JSC Ltd.	45,153	0.0
9,176	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - A Shares	145,850	0.0
11,100	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd.	32,408	0.0
26,700	Jiangsu Zhongnan Construction Group Co. Ltd.	40,520	0.0
138,000	Jiangxi Copper Co., Ltd. - H Shares	189,801	0.0
16,100	Jiangxi Zhengbang Technology Co. Ltd.	37,443	0.0
45,400	Jinke Properties Group Co. Ltd. - A Shares	50,048	0.0
10,000	Jinyu Bio-Technology Co. Ltd.	26,910	0.0
16,200	Jointown Pharmaceutical Group Co. Ltd.	32,939	0.0
5,200	Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd.	29,398	0.0
5,264 (1)	JOYY, Inc. ADR	277,887	0.1
4,600	Juewei Food Co. Ltd.	30,673	0.0
244,000	Kaisa Group Holdings Ltd. - H Shares	116,479	0.0
67,000	Kingboard Holdings Ltd.	212,499	0.1
111,500	Kingboard Laminates Holdings Ltd.	138,211	0.0

See Accompanying Notes to Financial Statements

25

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
231,000	Kingdee International Software Group Co., Ltd.	231,102	0.1
82,000 (1)	Kingsoft Corp. Ltd.	212,660	0.1
342,000	Kunlun Energy Co. Ltd.	302,136	0.1
7,500	Kweichow Moutai Co. Ltd. - A Shares	1,276,330	0.2
132,000	KWG Group Holdings Ltd.	184,943	0.0
133,000	Lee & Man Paper Manufacturing Ltd.	100,746	0.0
37,800 (2)	Legend Holdings Corp. - H Shares	85,701	0.0
722,000	Lenovo Group Ltd.	484,862	0.1
21,300	Lens Technology Co. Ltd. - A Shares	42,368	0.0
12,100	Lepu Medical Technology Beijing Co. Ltd. - A Shares	57,567	0.0
198,500	Li Ning Co. Ltd.	595,358	0.1
12,600 (1)	Liaoning Cheng Da Co. Ltd. - A Shares	27,572	0.0
36,600 (1)	Lingyi iTech Guangdong Co. - A Shres	57,267	0.0
142,000	Logan Property Holdings Co. Ltd. - H Shares	238,263	0.1
16,400	Lomon Billions Group Co. Ltd.	36,286	0.0
179,000 (2)	Longfor Group Holdings Ltd.	838,253	0.2
22,200	LONGi Green Energy Technology Co. Ltd. - A Shares	79,229	0.0
33,898	Luxshare Precision Industry Co. Ltd. - A Shares	178,161	0.0
114,500 (2)	Luye Pharma Group Ltd. - H Shares	85,844	0.0
9,400	Luzhou Laojiao Co. Ltd. - A Shares	117,183	0.0
90,000	Maanshan Iron & Steel Co. Ltd. - H Shares	36,492	0.0
11,390 (1)	Mango Excellent Media Co. Ltd. - A Shares	57,156	0.0
24,480	Meinian Onehealth Healthcare Holdings Co. Ltd. - A Shares	52,391	0.0
100,800 (1)	Meituan Dianping- Class B	1,317,068	0.2
84,800	Metallurgical Corp. of China Ltd. - A Shares	34,121	0.0
265,000	Metallurgical Corp. of China Ltd. - H Shares	59,509	0.0
21,100	Midea Group Co. Ltd. - A Shares	176,907	0.0
14,951	Momo, Inc. ADR	500,859	0.1
10,600	Muyuan Foodstuff Co. Ltd. - A Shares	135,121	0.0
17,400 (1)	NanJi E-Commerce Co. Ltd.	27,287	0.0
5,200	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	30,959	0.0
22,800	Nanjing Securities Co. Ltd.	42,369	0.0
28,900	NARI Technology Co. Ltd. - A Shares	87,992	0.0
3,200	NAURA Technology Group Co. Ltd.	40,482	0.0
14,800	NavInfo Co. Ltd.	34,262	0.0
7,043	NetEase, Inc. ADR	2,159,666	0.4
10,700	New China Life Insurance Co. Ltd. - A Shares	75,661	0.0
87,100	New China Life Insurance Co. Ltd. - H Shares	374,452	0.1
26,800	New Hope Liuhe Co. Ltd. - A Shares	76,880	0.0
14,291 (1)	New Oriental Education & Technology Group, Inc. ADR	1,732,784	0.3
95,000	Nexteer Automotive Group Ltd.	86,107	0.0
165,000	Nine Dragons Paper Holdings Ltd.	171,588	0.0
11,000	Ninestar Corp. - A Shares	52,059	0.0
67,353 (1),(3)	NIO, Inc. ADR	270,759	0.0
3,119 (1),(3)	Noah Holdings Ltd. ADR	110,319	0.0
28,300	Offshore Oil Engineering Co. Ltd.	30,036	0.0
19,100 (1)	OFILM Group Co. Ltd. - A Shares	42,869	0.0
2,600	Oppein Home Group, Inc. - A Shares	43,678	0.0
41,500	Orient Securities Co. Ltd./China - A Shares	64,255	0.0
28,200	Oriental Pearl Group Co. Ltd. - A Shares	37,942	0.0
4,000	Ovctek China, Inc.	27,197	0.0
59,200 (1)	Pacific Securities Co. Ltd./The/China	32,294	0.0
838,000	Peoples Insurance Co. Group of China Ltd. - H Shares	348,418	0.1
8,600	Perfect World Co. Ltd./China - A Shares	54,630	0.0
76,000	PetroChina Co. Ltd. - A Shares	63,689	0.0
2,096,000	PetroChina Co., Ltd. - H Shares	1,055,117	0.2
693,244	PICC Property & Casualty Co., Ltd. - H Shares	835,580	0.2
19,256 (1)	Pinduoduo, Inc. ADR	728,262	0.1
103,800	Ping An Bank Co. Ltd. - A Shares	245,599	0.1
27,600 (1),(2)	Ping An Healthcare and Technology Co. Ltd.	201,444	0.0
63,100	Ping An Insurance Group Co. of China Ltd. - A Shares	775,438	0.1
554,500	Ping An Insurance Group Co. of China Ltd. - H Shares	6,561,658	1.1
70,600	Poly Developments and Holdings Group Co. Ltd. - A Shares	164,127	0.0
801,000 (2)	Postal Savings Bank of China Co. Ltd. - H Shares	544,750	0.1
82,800	Power Construction Corp. of China Ltd. - A Shares	51,648	0.0

See Accompanying Notes to Financial Statements

26

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
12,369 (1)	Qudian, Inc. ADR	58,258	0.0
30,100	RiseSun Real Estate Development Co. Ltd. - A Shares	42,517	0.0
30,800	Rongsheng Petro Chemical Co. Ltd. - A Shares	54,861	0.0
45,000	SAIC Motor Corp. Ltd. - A Shares	154,206	0.0
24,600	Sanan Optoelectronics Co. Ltd. - A Shares	64,928	0.0
2,300	Sangfor Technologies, Inc.	37,770	0.0
53,900	Sany Heavy Industry Co. Ltd. - A Shares	132,241	0.0
25,100	SDIC Capital Co. Ltd. - A Shares	54,730	0.0
46,400	SDIC Power Holdings Co. Ltd. - A Shares	61,177	0.0
180,000	Seazen Group Ltd.	219,216	0.1
13,600	Seazen Holdings Co. Ltd. - A Shares	75,593	0.0
304,400 (1),(3)	Semiconductor Manufacturing International Corp.	466,317	0.1
11,200	SF Holding Co. Ltd. - A Shares	59,870	0.0
53,300	Shaanxi Coal Industry Co. Ltd. - A Shares	68,869	0.0
16,760	Shandong Gold Mining Co. Ltd. - A Shares	77,831	0.0
13,300	Shandong Hualu Hengsheng Chemical Co. Ltd.	37,960	0.0
9,300	Shandong Linglong Tyre Co. Ltd. - A Shares	30,665	0.0
9,400	Shandong Sinocera Functional Material Co. Ltd.	30,835	0.0
208,000	Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	249,236	0.1
6,700	Shanghai Baosight Software Co. Ltd.	31,660	0.0
50,700	Shanghai Construction Group Co. Ltd. - A Shares	25,786	0.0
54,300	Shanghai Electric Group Co. Ltd. - A Shares	38,878	0.0
266,000	Shanghai Electric Group Co., Ltd. - H Shares	87,406	0.0
11,200	Shanghai Fosun Pharmaceutical Group Co. Ltd. - A Shares	42,867	0.0
52,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. - H Shares	156,934	0.0
46,000	Shanghai Industrial Holdings Ltd.	88,554	0.0
5,900	Shanghai International Airport Co. Ltd. - A Shares	66,839	0.0
51,500	Shanghai International Port Group Co. Ltd. - A Shares	42,772	0.0
118,533 (1)	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - A Shares	114,555	0.0
7,200	Shanghai M&G Stationery, Inc.	50,437	0.0
92,500	Shanghai Pharmaceuticals Holding Co. Ltd. - H Shares	180,003	0.0
174,300	Shanghai Pudong Development Bank Co. Ltd. - A Shares	309,808	0.1
30,900	Shanghai Tunnel Engineering Co. Ltd. - A Shares	26,821	0.0
28,064	Shanghai Yuyuan Tourist Mart Group Co. Ltd.	31,586	0.0
28,000 (1)	Shanxi Meijin Energy Co. Ltd.	38,081	0.0
23,400	Shanxi Securities Co. Ltd. - A Shares	27,907	0.0
6,000	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - A Shares	77,342	0.0
48,800	Shenergy Co. Ltd. - A Shares	40,726	0.0
15,800	Shengyi Technology Co. Ltd.	47,522	0.0
2,300	Shennan Circuits Co. Ltd.	46,963	0.0
147,300	Shenwan Hongyuan Group Co. Ltd. - A Shares	108,431	0.0
2,400	Shenzhen Goodix Technology Co. Ltd.	71,198	0.0
12,500	Shenzhen Inovance Technology Co. Ltd. - A Shares	55,072	0.0
101,366	Shenzhen International Holdings Ltd.	222,694	0.1
320,000	Shenzhen Investment Ltd.	128,249	0.0
5,600	Shenzhen Kangtai Biological Products Co. Ltd. - A Shares	70,645	0.0
2,600	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - A Shares	68,010	0.0
53,200	Shenzhen Overseas Chinese Town Co. Ltd. - A Shares	59,571	0.0
7,300 (1)	Shenzhen Sunway Communication Co. Ltd.	47,617	0.0
75,000	Shenzhou International Group Holdings Ltd.	1,096,131	0.2
117,000	Shimao Property Holdings Ltd.	453,420	0.1
370,000	Shui On Land Ltd. - H Shares	81,314	0.0
32,500	Sichuan Chuantou Energy Co. Ltd. - A Shares	45,960	0.0
9,900	Sichuan Kelun Pharmaceutical Co. Ltd. - A Shares	33,403	0.0
4,000	Sichuan Swellfun Co. Ltd.	29,765	0.0
6,489 (1)	Sina Corp.	259,106	0.0
690,500	Sino Biopharmaceutical Ltd.	966,022	0.2
30,700	Sinolink Securities Co. Ltd. - A Shares	41,092	0.0

See Accompanying Notes to Financial Statements

27

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
312,000	Sino-Ocean Group Holding Ltd.	125,244	0.0
136,500	Sinopec Engineering Group Co. Ltd. - H Shares	81,700	0.0
362,000	Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	109,280	0.0
120,800	Sinopharm Group Co. - H Shares	440,786	0.1
217,000	Sinotrans Ltd. - H Shares	73,808	0.0
68,000	Sinotruk Hong Kong Ltd.	145,131	0.0
220,500	Soho China Ltd.	83,182	0.0
13,300	Songcheng Performance Development Co. Ltd. - A Shares	59,086	0.0
28,300	SooChow Securities Co. Ltd. - A Shares	40,705	0.0
55,000	Southwest Securities Co. Ltd. - A Shares	41,040	0.0
6,800	Spring Airlines Co. Ltd. - A Shares	42,909	0.0
154,000	SSY Group Ltd.	124,737	0.0
240,500	Sun Art Retail Group Ltd.	291,822	0.1
243,000	Sunac China Holdings Ltd.	1,450,718	0.2
63,000	Suning.com Co. Ltd. - A Shares	91,536	0.0
71,000	Sunny Optical Technology Group Co. Ltd.	1,230,154	0.2
12,200	Sunwoda Electronic Co. Ltd.	34,234	0.0
12,700	Suzhou Dongshan Precision Manufacturing Co. Ltd. - A Shares	42,323	0.0
18,600	Suzhou Gold Mantis Construction Decoration Co. Ltd. - A Shares	23,568	0.0
38,409 (1)	TAL Education Group ADR	1,851,314	0.3
14,900	Tasly Pharmaceutical Group Co. Ltd. - A Shares	33,003	0.0
39,100	TBEA Co. Ltd. - A Shares	37,375	0.0
86,300	TCL Corp. - A Shares	55,484	0.0
567,500	Tencent Holdings Ltd.	27,339,969	4.4
9,067 (1)	Tencent Music Entertainment Group ADR	106,447	0.0
20,200	Tianjin Zhonghuan Semiconductor Co. Ltd.	34,261	0.0
12,700	Tianma Microelectronics Co. Ltd. - A Shares	29,796	0.0
10,140	Tianqi Lithium Corp.	44,012	0.0
198,000	Tingyi Cayman Islands Holding Corp.	337,934	0.1
3,900	Toly Bread Co. Ltd.	23,788	0.0
10,700	Tonghua Dongbao Pharmaceutical Co. Ltd. - A Shares	19,462	0.0
156,300	Tongling Nonferrous Metals Group Co. Ltd. - A Shares	52,343	0.0
24,800	Tongwei Co. Ltd. - A Shares	46,774	0.0
96,000	Towngas China Co. Ltd.	66,501	0.0
25,300	Transfar Zhilian Co. Ltd. - A Shares	25,395	0.0
92,000	Travelsky Technology Ltd. - H Shares	224,590	0.1
46,974 (1)	Trip.com Group Ltd. ADR	1,575,508	0.3
5,900	Tsingtao Brewery Co. Ltd. - A Shares	43,252	0.0
38,000	Tsingtao Brewery Co., Ltd. - H Shares	255,290	0.1
38,300	Tunghsu Optoelectronic Technology Co. Ltd. - A Shares	18,501	0.0
4,700	Unigroup Guoxin Microelectronics Co. Ltd.	34,334	0.0
138,000	Uni-President China Holdings Ltd.	144,979	0.0
5,300	Unisplendour Corp. Ltd. - A Shares	24,073	0.0
7,600	Venustech Group, Inc.	36,924	0.0
44,066 (1)	Vipshop Holdings Ltd. ADR	624,415	0.1
11,800	Walvax Biotechnology Co. Ltd. - A Shares	54,999	0.0
13,800 (1)	Wanda Film Holding Co. Ltd.	36,018	0.0
19,500	Wanhua Chemical Group Co. Ltd. - A Shares	157,697	0.0
503,000	Want Want China Holdings Ltd.	469,835	0.1
5,641 (1),(3)	Weibo Corp. ADR	261,460	0.0
33,300	Weichai Power Co. Ltd. - A Shares	76,073	0.0
201,000	Weichai Power Co. Ltd. - H Shares	424,256	0.1
5,300	Weihai Guangwei Composites Co. Ltd.	34,654	0.0
31,900	Wens Foodstuffs Group Co. Ltd. - A Shares	153,972	0.0
29,000	Western Securities Co. Ltd. - A Shares	40,917	0.0
106,000	Wharf Holdings Ltd.	269,419	0.1
3,700	Will Semiconductor Ltd.	76,410	0.0
13,300	Winning Health Technology Group Co. Ltd.	28,676	0.0
11,700	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. - A Shares	45,298	0.0
23,500	Wuliangye Yibin Co. Ltd. - A Shares	449,731	0.1
12,100	WUS Printed Circuit Kunshan Co. Ltd.	38,614	0.0
11,200	WuXi AppTec Co. Ltd. - A Shares	148,232	0.0
11,220 (2)	WuXi AppTec Co. Ltd. - H Shares	139,109	0.0
56,500 (1),(2)	Wuxi Biologics Cayman, Inc. - H Shares	715,598	0.1
5,500	Wuxi Lead Intelligent Equipment Co. Ltd. - A Shares	35,526	0.0

See Accompanying Notes to Financial Statements

28

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: (continued)
74,800	XCMG Construction Machinery Co. Ltd.	58,871	0.0
776,000 (1),(2)	Xiaomi Corp. - B Shares	1,074,664	0.2
87,300	Xinhu Zhongbao Co. Ltd. - A Shares	47,447	0.0
20,700	Xinjiang Goldwind Science & Technology Co. Ltd. - A Shares	35,551	0.0
79,252	Xinjiang Goldwind Science & Technology Co. Ltd. - H Shares	92,095	0.0
316,000	Xinyi Solar Holdings Ltd.	224,524	0.1
6,800	Yantai Jereh Oilfield Services Group Co. Ltd.	36,256	0.0
188,000	Yanzhou Coal Mining Co., Ltd. - H Shares	168,907	0.0
4,400	Yealink Network Technology Corp. Ltd.	45,802	0.0
3,000	Yifeng Pharmacy Chain Co. Ltd. - A Shares	31,565	0.0
47,000	Yihai International Holding Ltd.	275,899	0.1
15,300	Yintai Gold Co. Ltd.	29,646	0.0
60,400	Yonghui Superstores Co. Ltd. - A Shares	65,441	0.0
16,200	Yonyou Network Technology Co. Ltd. - A Shares	66,226	0.0
706,000	Yuexiu Property Co. Ltd. - H Shares	163,094	0.0
35,633	Yum China Holdings, Inc.	1,710,740	0.3
11,200	Yunda Holding Co. Ltd. - A Shares	53,657	0.0
7,900	Yunnan Baiyao Group Co. Ltd. - A Shares	101,589	0.0
4,700	Yunnan Energy New Material Co. Ltd.	34,130	0.0
170,000	Yuzhou Properties Co. Ltd. - H Shares	93,528	0.0
4,100	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - A Shares	64,762	0.0
108,000	Zhaojin Mining Industry Co. Ltd. - H Shares	118,477	0.0
12,200	Zhejiang Chint Electrics Co. Ltd. - A Shares	46,988	0.0
23,000	Zhejiang Dahua Technology Co. Ltd. - A Shares	65,846	0.0
2,800	Zhejiang Dingli Machinery Co. Ltd.	28,810	0.0
154,000	Zhejiang Expressway Co., Ltd. - H Shares	140,399	0.0
9,600 (1)	Zhejiang Huahai Pharmaceutical Co. Ltd.	23,831	0.0
7,300	Zhejiang Huayou Cobalt Co. Ltd. - A Shares	41,280	0.0
22,600	Zhejiang Longsheng Group Co. Ltd. - A Shares	47,035	0.0
14,800	Zhejiang NHU Co. Ltd.	49,474	0.0
19,500	Zhejiang Sanhua Intelligent Controls Co. Ltd.	48,580	0.0
4,000	Zhejiang Supor Co. Ltd.	44,165	0.0
4,100	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	26,031	0.0
27,100 (1),(2),(3)	ZhongAn Online P&C Insurance Co. Ltd. - H Shares	97,777	0.0
4,400	Zhongji Innolight Co. Ltd.	32,985	0.0
28,300	Zhongjin Gold Corp. Ltd. - A Shares	34,273	0.0
58,000	Zhongsheng Group Holdings Ltd.	237,539	0.1
55,400	Zhuzhou CSR Times Electric Co., Ltd. - H Shares	200,442	0.0
123,900	Zijin Mining Group Co. Ltd. - A Shares	81,362	0.0
586,000	Zijin Mining Group Co., Ltd. - H Shares	291,049	0.1
95,300	Zoomlion Heavy Industry Science and Technology Co. Ltd. - A Shares	91,592	0.0
19,700 (1)	ZTE Corp. - A Shares	100,377	0.0
78,640 (1)	ZTE Corp. - H Shares	240,692	0.1
32,632	ZTO Express Cayman, Inc. ADR	761,957	0.1
		210,817,462	33.7

	Colombia: 0.3%
20,968	Bancolombia SA	280,659	0.1
11,896	BanColombia SA ADR	651,782	0.1
480,950	Ecopetrol SA	485,013	0.1
29,707	Grupo Argos SA/Colombia	160,860	0.0
24,613	Grupo de Inversiones Suramericana SA	254,574	0.0
45,051	Interconexion Electrica SA ESP	268,615	0.0
		2,101,503	0.3

	Czech Republic: 0.1%
17,014	CEZ AS	382,382	0.0
8,010	Komercni Banka AS	293,339	0.1
49,805 (2)	Moneta Money Bank AS	186,876	0.0
		862,597	0.1

	Egypt: 0.1%
140,688	Commercial International Bank Egypt SAE	727,721	0.1
93,638	Eastern Co. SAE	90,896	0.0
65,195	ElSewedy Electric Co.	46,713	0.0
		865,330	0.1

	Greece: 0.3%
142,163 (1)	Alpha Bank AE	307,100	0.1
273,533 (1)	Eurobank Ergasias SA	282,863	0.1
4,349 (1),(4)	FF Group	–	–
25,540	Hellenic Telecommunications Organization SA	408,811	0.1
11,355	Jumbo SA	236,270	0.0
6,303	Motor Oil Hellas Corinth Refineries SA	145,883	0.0
53,055 (1)	National Bank of Greece SA	180,110	0.0
19,681	OPAP S.A.	256,062	0.0
1,099 (1)	Titan Cement International SA	23,373	0.0
		1,840,472	0.3

See Accompanying Notes to Financial Statements

29

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hungary: 0.3%
40,605	MOL Hungarian Oil & Gas PLC	404,755	0.1
22,434	OTP Bank Nyrt	1,174,644	0.2
14,137	Richter Gedeon Nyrt	307,361	0.0
		1,886,760	0.3

	India: 8.5%
62,654	Adani Ports & Special Economic Zone, Ltd.	321,392	0.1
61,604	Ambuja Cements Ltd.	169,410	0.0
122,331	Ashok Leyland Ltd.	139,839	0.0
30,077	Asian Paints Ltd.	752,296	0.1
27,746	Aurobindo Pharma Ltd.	177,586	0.0
13,000 (1),(2)	Avenue Supermarts Ltd.	335,010	0.1
208,651	Axis Bank Ltd.	2,205,627	0.4
8,776	Bajaj Auto Ltd.	391,743	0.1
17,738	Bajaj Finance Ltd.	1,052,888	0.2
3,938	Bajaj Finserv Ltd.	518,477	0.1
39,711 (2)	Bandhan Bank Ltd.	282,873	0.0
8,321	Berger Paints India Ltd.	60,101	0.0
20,751	Bharat Forge Ltd.	140,539	0.0
65,803	Bharat Petroleum Corp. Ltd.	452,622	0.1
202,509	Bharti Airtel Ltd.	1,293,163	0.2
33,400	Bharti Infratel Ltd.	118,152	0.0
731	Bosch Ltd.	157,498	0.0
6,051	Britannia Industries Ltd.	256,776	0.0
36,913	Cipla Ltd.	247,339	0.0
126,663	Coal India Ltd.	375,520	0.1
1,101	Colgate-Palmolive India Ltd.	22,574	0.0
21,500	Container Corp. Of India Ltd.	172,264	0.0
54,610	Dabur India Ltd.	350,859	0.1
8,057	Divis Laboratories Ltd.	208,498	0.0
41,582	DLF Ltd.	134,538	0.0
11,999	Dr Reddys Laboratories Ltd.	483,620	0.1
1,357	Eicher Motors Ltd.	428,537	0.1
159,880	GAIL India Ltd.	271,015	0.0
37,451	Godrej Consumer Products Ltd.	359,279	0.1
30,230	Grasim Industries Ltd.	314,999	0.0
26,637	Havells India Ltd.	241,504	0.0
108,926	HCL Technologies Ltd.	866,944	0.1
3,213 (2)	HDFC Asset Management Co. Ltd.	144,068	0.0
47,221 (2)	HDFC Life Insurance Co., Ltd.	414,339	0.1
7,774	Hero Motocorp Ltd.	266,145	0.0
123,893	Hindalco Industries Ltd.	375,598	0.1
63,995	Hindustan Petroleum Corp. Ltd.	236,707	0.0
65,184	Hindustan Unilever Ltd.	1,756,645	0.3
162,873	Housing Development Finance Corp.	5,507,136	0.9
456,243	ICICI Bank Ltd.	3,460,041	0.6
14,274 (2)	ICICI Lombard General Insurance Co. Ltd.	277,328	0.1
23,315 (2)	ICICI Prudential Life Insurance Co. Ltd.	157,588	0.0
191,556	Indian Oil Corp. Ltd.	336,613	0.1
5,106	Info Edge India Ltd.	180,986	0.0
337,531	Infosys Ltd.	3,475,906	0.6
9,612 (2)	InterGlobe Aviation Ltd.	179,580	0.0
345,675	ITC Ltd.	1,151,386	0.2
90,120	JSW Steel Ltd.	341,427	0.1
49,184	Larsen & Toubro Ltd.	894,681	0.1
32,301	LIC Housing Finance Ltd.	196,544	0.0
23,517	Lupin Ltd.	251,697	0.0
31,680	Mahindra & Mahindra Financial Services Ltd.	143,193	0.0
75,982	Mahindra & Mahindra Ltd.	566,183	0.1
46,472	Marico Ltd.	222,452	0.0
10,618	Maruti Suzuki India Ltd.	1,096,322	0.2
99,886	Motherson Sumi Systems Ltd.	205,272	0.0
2,382	Nestle India Ltd.	493,410	0.1
244,602	NTPC Ltd.	407,966	0.1
254,349	Oil & Natural Gas Corp., Ltd.	459,291	0.1
579	Page Industries Ltd.	189,839	0.0
63,293	Petronet LNG Ltd.	237,679	0.0
12,592	Pidilite Industries Ltd.	244,667	0.0
8,704	Piramal Enterprises, Ltd.	185,971	0.0
186,971	Power Grid Corp. of India Ltd.	498,349	0.1
72,911	REC Ltd.	146,216	0.0
282,764	Reliance Industries Ltd.	5,998,022	1.0
29,041 (2)	SBI Life Insurance Co. Ltd.	391,423	0.1
878	Shree Cement Ltd.	250,504	0.0
15,396	Shriram Transport Finance Co. Ltd.	252,602	0.1
1,633	Siemens, Ltd.	34,255	0.0
178,959 (1)	State Bank of India	837,484	0.1
84,762	Sun Pharmaceutical Industries Ltd.	513,656	0.1
89,200	Tata Consultancy Services Ltd.	2,701,438	0.4
159,520 (1)	Tata Motors Ltd.	413,146	0.1
117,894	Tata Power Co. Ltd.	93,352	0.0
37,621	Tata Steel Ltd.	249,202	0.0
46,979	Tech Mahindra Ltd.	501,723	0.1
31,744	Titan Co., Ltd.	528,580	0.1
10,037	Ultratech Cement Ltd.	569,144	0.1
30,883 (1)	United Spirits Ltd.	259,497	0.0
54,578	UPL Ltd.	446,864	0.1
189,422	Vedanta Ltd.	405,170	0.1
115,993	Wipro Ltd.	399,405	0.1
71,658	Zee Entertainment Enterprises Ltd.	293,346	0.1
		53,143,520	8.5

	Indonesia: 1.9%
1,520,300	Adaro Energy Tbk PT	169,896	0.0
2,002,500	Astra International Tbk PT	997,431	0.2
981,500	Bank Central Asia Tbk PT	2,360,514	0.4
1,857,800	Bank Mandiri Persero TBK PT	1,026,553	0.2
752,500	Bank Negara Indonesia Persero Tbk PT	424,799	0.1
5,514,100	Bank Rakyat Indonesia	1,745,356	0.3
416,400	Bank Tabungan Negara Persero Tbk PT	63,482	0.0
2,440,100	Barito Pacific Tbk PT	265,115	0.1
301,200	Bukit Asam Tbk PT	57,611	0.0
840,300 (1)	Bumi Serpong Damai PT	75,731	0.0

See Accompanying Notes to Financial Statements

30

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Indonesia: (continued)
732,100	Charoen Pokphand Indonesia Tbk PT	342,384	0.1
48,300	Gudang Garam Tbk PT	184,247	0.0
908,200	Hanjaya Mandala Sampoerna Tbk PT	137,176	0.0
277,600	Indah Kiat Pulp and Paper Corp. Tbk PT	153,633	0.0
184,300	Indocement Tunggal Prakarsa Tbk PT	252,072	0.0
238,400	Indofood CBP Sukses Makmur TBK PT	191,441	0.0
443,000	Indofood Sukses Makmur Tbk PT	252,592	0.0
210,831	Jasa Marga Persero Tbk PT	78,486	0.0
2,195,800	Kalbe Farma Tbk PT	256,012	0.1
139,300	Pabrik Kertas Tjiwi Kimia Tbk PT	102,951	0.0
1,721,600	Pakuwon Jati Tbk PT	70,470	0.0
1,063,200	Perusahaan Gas Negara Tbk PT	165,775	0.0
296,200	Semen Indonesia Persero Tbk PT	255,425	0.0
4,937,300	Telekomunikasi Indonesia Persero Tbk PT	1,414,425	0.2
153,200	Unilever Indonesia Tbk PT	463,112	0.1
166,800	United Tractors Tbk PT	258,256	0.1
208,000 (1)	XL Axiata Tbk PT	47,152	0.0
		11,812,097	1.9

	Malaysia: 1.8%
154,600	AirAsia Group Bhd	64,280	0.0
165,200	AMMB Holdings Bhd	158,007	0.0
277,000	Axiata Group Bhd	280,581	0.1
15,300	British American Tobacco Malaysia Bhd	56,445	0.0
482,300	CIMB Group Holdings Bhd	607,466	0.1
370,642	Dialog Group BHD	313,268	0.1
317,000	Digi.Com BHD	346,005	0.1
11,500	Fraser & Neave Holdings Bhd	97,949	0.0
184,400	Gamuda BHD	175,862	0.0
213,200	Genting Bhd	315,484	0.1
300,800	Genting Malaysia BHD	242,119	0.0
26,100	Genting Plantations Bhd	67,601	0.0
59,300	HAP Seng Consolidated Bhd	144,680	0.0
146,500	Hartalega Holdings Bhd	196,430	0.0
65,972	Hong Leong Bank BHD	279,170	0.1
19,592	Hong Leong Financial Group Bhd	80,945	0.0
222,500	IHH Healthcare Bhd	297,900	0.1
273,100	IJM Corp. Bhd	144,990	0.0
187,700	IOI Corp. Bhd	211,635	0.0
42,300	Kuala Lumpur Kepong Bhd	256,658	0.0
388,000	Malayan Banking BHD	819,912	0.1
99,200	Malaysia Airports Holdings Bhd	184,363	0.0
241,600	Maxis Bhd	314,537	0.1
112,300	MISC Bhd	229,447	0.0
6,700	Nestle Malaysia Bhd	240,918	0.0
238,300	Petronas Chemicals Group Bhd	428,250	0.1
23,000	Petronas Dagangan BHD	129,886	0.0
78,400	Petronas Gas BHD	318,545	0.1
58,080	PPB Group Bhd	267,649	0.1
139,900	Press Metal Aluminium Holdings Bhd	159,282	0.0
307,000	Public Bank BHD	1,460,134	0.2
59,200	QL Resources Bhd	117,686	0.0
169,576	RHB Bank Bhd	239,616	0.1
77,500 (1),(4)	RHB Bank Bhd	–	–
249,800	Sime Darby Bhd	135,595	0.0
204,400	Sime Darby Plantation Bhd	272,426	0.1
117,700	Telekom Malaysia BHD	109,969	0.0
308,700	Tenaga Nasional BHD	1,001,270	0.2
153,500	Top Glove Corp. Bhd	176,465	0.0
87,800	Westports Holdings Bhd	90,461	0.0
297,234	YTL Corp. Bhd	71,221	0.0
		11,105,107	1.8

	Mexico: 2.3%
302,600	Alfa SA de CV	250,626	0.0
49,700 (1)	Alsea SAB de CV	130,982	0.0
3,330,300	America Movil SAB de CV	2,659,660	0.4
46,300	Arca Continental SAB de CV	244,901	0.0
1,485,121	Cemex SA de CV	556,110	0.1
53,900	Coca-Cola Femsa SAB de CV	327,263	0.1
18,300	El Puerto de Liverpool SAB de CV	90,786	0.0
322,400	Fibra Uno Administracion SA de CV	499,266	0.1
193,300	Fomento Economico Mexicano SAB de CV	1,823,149	0.3
20,690	Gruma SAB de CV	212,060	0.0
36,165	Grupo Aeroportuario del Pacifico SA de CV	429,887	0.1
20,740	Grupo Aeroportuario del Sureste SA de CV	388,573	0.1
159,300	Grupo Bimbo SAB de CV	290,249	0.1
46,900	Grupo Carso SAB de CV	173,362	0.0
256,877	Grupo Financiero Banorte	1,434,137	0.2
231,000	Grupo Financiero Inbursa SA	283,443	0.1
348,000	Grupo Mexico SA de CV Series B	956,712	0.2
236,500	Grupo Televisa S.A.	554,491	0.1
14,430	Industrias Penoles, S.A. de C.V.	151,127	0.0
52,900	Infraestructura Energetica Nova SAB de CV	248,391	0.0
154,300	Kimberly-Clark de Mexico SA de CV	307,090	0.1
29,100	Megacable Holdings SAB de CV	119,186	0.0
103,750	Orbia Advance Corp. SAB de CV	221,246	0.0
23,225	Promotora y Operadora de Infraestructura SAB de CV	237,710	0.0
8,537	Southern Copper Corp.	362,652	0.1
517,700	Wal-Mart de Mexico SAB de CV	1,486,223	0.2
		14,439,282	2.3

See Accompanying Notes to Financial Statements

31

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Pakistan: 0.0%
57,700	Habib Bank Ltd.	58,652	0.0
40,500	MCB Bank Ltd.	53,596	0.0
55,100	Oil & Gas Development Co. Ltd.	50,721	0.0
		162,969	0.0

	Peru: 0.3%
22,086	Cia de Minas Buenaventura SAA ADR	333,499	0.1
6,740	Credicorp Ltd.	1,436,496	0.2
		1,769,995	0.3

	Philippines: 0.9%
196,050	Aboitiz Equity Ventures, Inc.	199,038	0.0
139,200	Aboitiz Power Corp.	94,000	0.0
3,548 (1),(4)	Altus San Nicolas Corp.	–	–
28,085	Ayala Corp.	435,015	0.1
730,990	Ayala Land, Inc.	655,633	0.1
91,270	Bank of the Philippine Islands	158,409	0.0
197,239	BDO Unibank, Inc.	615,337	0.1
3,350	Globe Telecom, Inc.	133,616	0.0
10,100	GT Capital Holdings, Inc.	168,915	0.0
100,050	International Container Terminal Services, Inc.	253,561	0.1
287,170	JG Summit Holdings, Inc.	457,678	0.1
43,500	Jollibee Foods Corp.	185,346	0.0
22,390	Manila Electric Co.	140,145	0.0
1,159,400	Megaworld Corp.	91,695	0.0
1,440,100	Metro Pacific Investments Corp.	98,954	0.0
184,682	Metropolitan Bank & Trust Co.	241,770	0.1
8,630	PLDT, Inc.	169,272	0.0
207,595	Robinsons Land Corp.	112,928	0.0
22,280	Security Bank Corp.	85,719	0.0
23,862	SM Investments Corp.	491,037	0.1
997,800	SM Prime Holdings, Inc.	828,183	0.1
87,270	Universal Robina Corp.	249,860	0.1
		5,866,111	0.9

	Poland: 0.9%
62,003 (1)	Bank Millennium SA	95,423	0.0
17,115	Bank Polska Kasa Opieki SA	452,923	0.1
2,724	CCC SA	78,975	0.0
6,740	CD Projekt SA	497,006	0.1
25,999	Cyfrowy Polsat SA	191,136	0.0
4,930 (1),(2)	Dino Polska SA	187,058	0.0
9,552	Grupa Lotos SA	210,431	0.0
14,215 (1)	KGHM Polska Miedz SA	358,574	0.1
130	LPP SA	302,222	0.1
1,540 (1)	mBank SA	158,063	0.0
82,900 (1)	PGE Polska Grupa Energetyczna SA	173,715	0.0
29,621	Polski Koncern Naftowy Orlen	670,014	0.1
169,343	Polskie Gornictwo Naftowe I Gazownictwo SA	193,151	0.1
86,706	Powszechna Kasa Oszczednosci Bank Polski SA	787,174	0.1
60,223	Powszechny Zaklad Ubezpieczen SA	636,042	0.1
3,537	Santander Bank Polska SA	286,585	0.1
69,608 (1)	Orange Polska SA	130,576	0.0
		5,409,068	0.9

	Qatar: 0.9%
193,120	Barwa Real Estate Co.	187,688	0.0
202,567	Commercial Bank PQSC	261,896	0.1
181,383	Industries Qatar QSC	512,117	0.1
384,035	Masraf Al Rayan	417,682	0.1
446,646	Mesaieed Petrochemical Holding Co.	307,905	0.1
78,100	Ooredoo QPSC	151,800	0.0
58,774	Qatar Electricity & Water Co. QSC	259,729	0.0
47,632	Qatar Fuel QSC	299,580	0.0
158,050	Qatar Insurance Co. SAQ	137,171	0.0
28,647	Qatar International Islamic Bank QSC	76,161	0.0
120,652	Qatar Islamic Bank SAQ	507,991	0.1
449,026	Qatar National Bank QPSC	2,540,755	0.4
		5,660,475	0.9

	Romania: 0.1%
38,160	NEPI Rockcastle PLC	337,404	0.1

	Russia: 3.8%
258,530	Alrosa PJSC	351,226	0.1
1,054,023	Gazprom PJSC	4,354,887	0.7
3,553,000	Inter RAO UES PJSC	288,980	0.1
38,841	Lukoil PJSC	3,855,009	0.6
35,331	Magnit PJSC GDR	425,915	0.1
228,200	Magnitogorsk Iron & Steel Works PJSC	154,332	0.0
6,295	MMC Norilsk Nickel OJSC	1,936,645	0.3
50,126	Mobile TeleSystems PJSC ADR	508,779	0.1
140,975	Moscow Exchange MICEX-RTS PJ	244,739	0.0
9,001	Novatek PJSC GDR	1,827,203	0.3
119,490	Novolipetsk Steel PJSC	276,931	0.0
11,970	PhosAgro OJSC GDR	152,019	0.0
20,563	Polymetal International PLC	321,475	0.1
2,794	Polyus PJSC	319,774	0.0
112,936	Rosneft Oil Co. PJSC	819,137	0.1
1,067,232	Sberbank of Russia PJSC	4,383,273	0.7
21,120	Severstal PJSC	319,411	0.1
713,851	Surgutneftegas PJSC	580,713	0.1
150,397	Tatneft PJSC	1,842,433	0.3
329,837,930	VTB Bank PJSC	244,186	0.0
1,245	X5 Retail Group N.V. - FIVEL GDR	42,970	0.0
10,987	X5 Retail Group NV - FIVE GDR	377,627	0.1
		23,627,664	3.8

	Saudi Arabia: 2.5%
10,425	Advanced Petrochemical Co.	137,469	0.0

See Accompanying Notes to Financial Statements

32

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)

	Saudi Arabia: (continued)
123,393	Al Rajhi Bank	2,151,753	0.4
73,125	Alinma Bank	494,136	0.1
24,274	Almarai Co. JSC	320,612	0.1
42,070	Arab National Bank	307,285	0.1
38,238	Bank AlBilad	274,094	0.1
34,117	Bank Al-Jazira	136,907	0.0
54,939	Banque Saudi Fransi	555,085	0.1
3,062	Bupa Arabia for Cooperative Insurance Co.	83,645	0.0
6,464 (1)	Co for Cooperative Insurance/The	132,245	0.0
53,849 (1)	Dar Al Arkan Real Estate Development Co.	158,023	0.0
41,723 (1)	Emaar Economic City	106,266	0.0
38,400 (1)	Etihad Etisalat Co.	255,866	0.0
6,064	Jarir Marketing Co.	267,711	0.0
120,856	National Commercial Bank	1,586,627	0.3
33,634 (1)	National Industrialization Co.	122,695	0.0
23,146 (1)	Rabigh Refining & Petrochemical Co.	133,692	0.0
123,201	Riyad Bank	788,520	0.1
37,214	Sahara International Petrochemical Co.	178,168	0.0
99,135	Samba Financial Group	857,691	0.1
4,028	Saudi Airlines Catering Co.	110,362	0.0
16,194	Saudi Arabian Fertilizer Co.	334,599	0.1
41,131 (1)	Saudi Arabian Mining Co.	486,981	0.1
98,845 (1),(2)	Saudi Arabian Oil Co.	928,821	0.1
75,142	Saudi Basic Industries Corp.	1,882,395	0.3
60,209	Saudi British Bank/The	556,762	0.1
7,795	Saudi Cement Co.	145,664	0.0
79,903	Saudi Electricity Co.	430,688	0.1
23,074	Saudi Industrial Investment Group	147,673	0.0
72,896 (1)	Saudi Kayan Petrochemical Co.	215,923	0.0
40,616	Saudi Telecom Co.	1,102,090	0.2
26,275 (1)	Savola Group/The	240,595	0.0
20,191	Yanbu National Petrochemical Co.	301,333	0.1
		15,932,376	2.5

	Singapore: 0.0%
21,700 (2)	BOC Aviation Ltd.	220,694	0.0

	South Africa: 4.6%
71,611	Absa Group Ltd.	763,353	0.1
5,444	Anglo American Platinum Ltd.	508,147	0.1
41,349	AngloGold Ashanti Ltd.	939,277	0.2
38,436 (1)	Aspen Pharmacare Holdings Ltd.	327,793	0.1
33,573	Bid Corp. Ltd.	791,703	0.1
28,506	Bidvest Group Ltd.	416,762	0.1
4,664	Capitec Bank Holdings Ltd.	481,578	0.1
26,380	Clicks Group Ltd.	483,282	0.1
39,166	Discovery Ltd.	337,327	0.1
25,491	Exxaro Resources Ltd.	238,676	0.0
332,164	FirstRand Ltd.	1,490,415	0.2
110,211	Fortress REIT Ltd. - Class A	151,554	0.0
24,749 (3)	Foschini Group Ltd./The	264,357	0.0
82,471	Gold Fields Ltd.	562,919	0.1
301,885	Growthpoint Properties Ltd.	476,558	0.1
74,854 (1)	Impala Platinum Holdings Ltd.	764,809	0.1
29,264	Investec Ltd.	173,512	0.0
6,435	Kumba Iron Ore Ltd.	191,456	0.0
11,367	Liberty Holdings Ltd.	89,801	0.0
143,811	Life Healthcare Group Holdings Ltd.	253,102	0.0
92,504	MMI Holdings	144,244	0.0
25,715	Mr Price Group Ltd.	335,725	0.1
168,622 (3)	MTN Group Ltd.	994,051	0.2
43,751 (1)	MultiChoice Group	364,501	0.1
43,422	Naspers Ltd.	7,105,881	1.1
37,010	Nedbank Group Ltd.	566,689	0.1
29,215 (1)	Northam Platinum Ltd.	257,858	0.0
479,802 (3)	Old Mutual Ltd.	673,490	0.1
38,747	Pick n Pay Stores Ltd.	176,749	0.0
15,776	PSG Group Ltd.	263,752	0.0
72,701	Rand Merchant Investment Holdings Ltd.	160,081	0.0
557,910	Redefine Properties Ltd.	301,142	0.1
15,150	Reinet Investments SCA	300,166	0.1
52,568	Remgro Ltd.	733,024	0.1
78,697	RMB Holdings Ltd.	452,643	0.1
184,911	Sanlam Ltd.	1,044,725	0.2
55,564	Sasol Ltd.	1,205,496	0.2
46,920	Shoprite Holdings Ltd.	422,001	0.1
215,048 (1)	Sibanye Gold Ltd	549,479	0.1
19,898	Spar Group Ltd.	281,100	0.0
128,000	Standard Bank Group Ltd.	1,539,580	0.2
28,601	Telkom SA Ltd.	71,203	0.0
15,778	Tiger Brands Ltd.	237,500	0.0
64,098	Vodacom Group Pty Ltd.	527,667	0.1
98,596	Woolworths Holdings Ltd./South Africa	342,617	0.1
		28,757,745	4.6

	South Korea: 10.9%
3,201	Amorepacific Corp.	551,266	0.1
2,809	AMOREPACIFIC Group	200,675	0.0
824	BGF retail Co. Ltd.	120,773	0.0
28,381	BNK Financial Group, Inc.	187,592	0.0
5,241 (1)	Celltrion Healthcare Co. Ltd.	238,768	0.0
9,381 (1)	Celltrion, Inc.	1,462,325	0.2
6,670	Cheil Worldwide, Inc.	138,712	0.0
802	CJ CheilJedang Corp.	174,875	0.0
1,439	CJ Corp.	119,987	0.0
1,102	CJ ENM Co. Ltd.	151,924	0.0
842 (1)	CJ Logistics Corp.	112,679	0.0
5,194	Woongjin Coway Co. Ltd.	418,143	0.1
2,796	Daelim Industrial Co., Ltd.	218,730	0.0
18,721 (1)	Daewoo Engineering & Construction Co., Ltd.	76,683	0.0
3,666 (1)	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	87,972	0.0
4,958	DB Insurance Co. Ltd.	223,961	0.0
4,629	Doosan Bobcat, Inc.	137,466	0.0
2,057	E-Mart, Inc.	226,312	0.0
4,896	Fila Korea Ltd.	223,717	0.0

See Accompanying Notes to Financial Statements

33

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)

	South Korea: (continued)
5,956	GS Engineering & Construction Corp.	159,394	0.0
5,192	GS Holdings Corp.	231,636	0.0
2,753	GS Retail Co. Ltd.	93,449	0.0
29,650	Hana Financial Group, Inc.	943,107	0.2
7,352	Hankook Tire & Technology Co. Ltd.	212,908	0.0
649	Hanmi Pharm Co. Ltd.	165,892	0.0
18,565	Hanon Systems Corp.	178,712	0.0
10,578 (1)	Hanwha Chemical Corp.	171,964	0.0
4,067	Hanwha Corp.	87,712	0.0
26,381	Hanwha Life Insurance Co. Ltd.	52,583	0.0
2,848	HDC Hyundai Development Co-Engineering & Construction	62,973	0.0
1,857 (1)	Helixmith Co. Ltd.	147,952	0.0
3,313 (1)	HLB, Inc.	329,366	0.1
3,168	Hotel Shilla Co. Ltd.	247,612	0.1
1,379	Hyundai Department Store Co. Ltd.	98,887	0.0
7,724	Hyundai Engineering & Construction Co. Ltd.	281,767	0.1
1,929	Hyundai Glovis Co., Ltd.	238,011	0.0
968	Hyundai Heavy Industries Holdings Co., Ltd.	282,510	0.1
6,318	Hyundai Marine & Fire Insurance Co., Ltd.	147,051	0.0
6,599	Hyundai Mobis Co. Ltd.	1,459,967	0.2
14,743	Hyundai Motor Co.	1,535,584	0.3
8,147	Hyundai Steel Co.	220,883	0.0
25,209 (1)	Industrial Bank Of Korea	256,963	0.1
5,030 (1)	Kakao Corp.	666,197	0.1
11,693	Kangwon Land, Inc.	299,131	0.1
39,187 (1)	KB Financial Group, Inc.	1,614,424	0.3
590	KCC Corp.	119,127	0.0
26,093	Kia Motors Corp.	996,505	0.2
2,088 (1)	KMW Co. Ltd.	92,163	0.0
7,306	Korea Aerospace Industries Ltd.	215,028	0.0
25,168 (1)	Korea Electric Power Corp.	603,846	0.1
2,718	Korea Gas Corp.	88,815	0.0
4,222	Korea Investment Holdings Co., Ltd.	263,670	0.1
3,840 (1)	Korea Shipbuilding & Offshore Engineering Co. Ltd.	417,849	0.1
872	Korea Zinc Co., Ltd.	320,439	0.1
4,597	Korean Air Lines Co. Ltd.	113,023	0.0
11,533 (1)	KT&G Corp.	933,107	0.2
1,846	Kumho Petrochemical Co. Ltd.	123,454	0.0
4,539	LG Chem Ltd.	1,243,933	0.2
9,342	LG Corp.	595,249	0.1
22,848 (1)	LG Display Co., Ltd.	319,646	0.1
10,556 (1)	LG Electronics, Inc.	655,709	0.1
923	LG Household & Health Care Ltd.	1,002,611	0.2
1,483	LG Innotek Co. Ltd.	178,747	0.0
10,715	LG Uplus Corp.	131,422	0.0
1,697	Lotte Chemical Corp.	327,866	0.1
2,599	Lotte Corp.	87,356	0.0
1,059	Lotte Shopping Co. Ltd.	123,893	0.0
443	Medy-Tox, Inc.	115,179	0.0
22,623	Meritz Securities Co. Ltd.	73,953	0.0
39,964	Mirae Asset Daewoo Co., Ltd.	260,016	0.1
13,883	NAVER Corp.	2,233,704	0.4
1,631	NCSoft Corp.	761,033	0.1
2,530 (1),(2)	Netmarble Corp.	201,735	0.0
14,596	NH Investment & Securities Co., Ltd.	159,669	0.0
1,851	OCI Co. Ltd.	100,019	0.0
3,198 (2)	Orange Life Insurance Ltd.	78,038	0.0
2,341	Orion Corp./Republic of Korea	213,501	0.0
129	Ottogi Corp.	61,828	0.0
26,179 (1)	Pan Ocean Co. Ltd.	102,580	0.0
663 (1)	Pearl Abyss Corp.	106,218	0.0
7,753	POSCO	1,575,904	0.3
2,454	POSCO Chemtech Co. Ltd.	104,279	0.0
4,796	Posco International Corp.	77,153	0.0
1,786	S-1 Corp.	144,709	0.1
1,641 (1),(2)	Samsung Biologics Co. Ltd.	612,387	0.1
8,411	Samsung C&T Corp.	787,485	0.1
3,308	Samsung Card Co.	110,414	0.0
5,552	Samsung Electro-Mechanics Co. Ltd.	597,180	0.1
472,346	Samsung Electronics Co., Ltd.	22,760,881	3.7
15,602 (1)	Samsung Engineering Co. Ltd.	257,842	0.1
3,044	Samsung Fire & Marine Insurance Co. Ltd.	639,957	0.1
43,817 (1)	Samsung Heavy Industries Co., Ltd.	274,388	0.1
6,809	Samsung Life Insurance Co. Ltd.	437,749	0.1
5,452 (1)	Samsung SDI Co., Ltd.	1,110,645	0.2
3,406	Samsung SDS Co. Ltd.	571,612	0.1
6,696	Samsung Securities Co. Ltd.	223,012	0.0
44,485 (1)	Shinhan Financial Group Co., Ltd.	1,667,867	0.3
731	Shinsegae, Inc.	182,231	0.0
3,475	SK Holdings Co. Ltd.	783,955	0.1
53,930 (1)	SK Hynix, Inc.	4,386,545	0.7
5,466	SK Innovation Co. Ltd.	707,396	0.1
1,996	SK Telecom Co., Ltd.	411,273	0.1
4,458	S-Oil Corp.	366,144	0.1
46,557	Woori Financial Group, Inc.	466,131	0.1
998	Yuhan Corp.	203,667	0.0
		68,140,932	10.9

	Taiwan: 11.6%
41,000	Accton Technology Corp.	230,154	0.0
306,462	Acer, Inc.	182,659	0.0
35,694	Advantech Co. Ltd.	359,929	0.1
12,000	Airtac International Group	187,572	0.0
341,243	ASE Industrial Holding Co. Ltd.	951,080	0.2
216,356	Asia Cement Corp.	346,321	0.1
70,000	Asustek Computer, Inc.	540,250	0.1

See Accompanying Notes to Financial Statements

34

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)

	Taiwan: (continued)
857,000	AU Optronics Corp.	287,001	0.1
65,000	Catcher Technology Co., Ltd.	492,337	0.1
789,079	Cathay Financial Holding Co., Ltd.	1,120,391	0.2
120,241	Chailease Holding Co. Ltd.	554,292	0.1
567,785	Chang Hwa Commercial Bank Ltd.	430,256	0.1
198,650	Cheng Shin Rubber Industry Co. Ltd.	277,097	0.0
57,816	Chicony Electronics Co. Ltd.	171,811	0.0
233,000	China Airlines Ltd.	70,422	0.0
1,299,000	China Development Financial Holding Corp.	421,924	0.1
278,514 (1)	China Life Insurance Co., Ltd.	237,782	0.0
1,185,535	China Steel Corp.	945,919	0.2
374,000	Chunghwa Telecom Co., Ltd.	1,371,986	0.2
441,000	Compal Electronics, Inc.	277,768	0.0
1,830,170	CTBC Financial Holding Co. Ltd.	1,369,228	0.2
193,703	Delta Electronics, Inc.	980,210	0.2
1,052,327	E.Sun Financial Holding Co., Ltd.	980,681	0.2
19,386	Eclat Textile Co. Ltd.	260,963	0.0
224,013	Eva Airways Corp.	102,745	0.0
241,142 (1)	Evergreen Marine Corp. Taiwan Ltd.	99,924	0.0
319,685	Far Eastern New Century Corp.	318,394	0.1
164,000	Far EasTone Telecommunications Co., Ltd.	394,444	0.1
32,243	Feng TAY Enterprise Co., Ltd.	209,854	0.0
1,008,031	First Financial Holding Co., Ltd.	797,634	0.1
344,600	Formosa Chemicals & Fibre Co.	1,006,781	0.2
118,000	Formosa Petrochemical Corp.	383,790	0.1
438,600	Formosa Plastics Corp.	1,460,714	0.2
80,000	Formosa Taffeta Co. Ltd.	91,261	0.0
91,849	Foxconn Technology Co., Ltd.	203,063	0.0
653,000	Fubon Financial Holding Co., Ltd.	1,011,258	0.2
30,000	Giant Manufacturing Co., Ltd.	213,561	0.0
22,000	Globalwafers Co. Ltd.	281,741	0.0
81,300	Highwealth Construction Corp.	125,646	0.0
22,916	Hiwin Technologies Corp.	215,019	0.0
1,233,170	HON HAI Precision Industry Co., Ltd.	3,740,840	0.6
30,000	Hotai Motor Co. Ltd.	683,617	0.1
815,888	Hua Nan Financial Holdings Co. Ltd.	599,268	0.1
836,439	Innolux Corp.	232,913	0.0
253,000	Inventec Co., Ltd.	193,084	0.0
10,000	Largan Precision Co. Ltd.	1,670,382	0.3
215,538	Lite-On Technology Corp.	354,873	0.1
149,820	MediaTek, Inc.	2,219,896	0.4
1,081,826	Mega Financial Holdings Co., Ltd.	1,104,674	0.2
69,000	Micro-Star International Co., Ltd.	199,503	0.0
507,890	Nan Ya Plastics Corp.	1,234,249	0.2
120,000	Nanya Technology Corp.	335,831	0.1
15,000	Nien Made Enterprise Co. Ltd.	138,757	0.0
58,000	Novatek Microelectronics Corp., Ltd.	424,966	0.1
196,000	Pegatron Corp.	448,234	0.1
14,000	Phison Electronics Corp.	159,250	0.0
226,000	Pou Chen Corp.	295,627	0.1
74,000	Powertech Technology, Inc.	246,288	0.0
57,000	President Chain Store Corp.	578,816	0.1
273,000	Quanta Computer, Inc.	586,435	0.1
48,760	Realtek Semiconductor Corp.	383,168	0.1
52,819	Ruentex Development Co. Ltd.	79,711	0.0
33,048	Ruentex Industries Ltd.	81,126	0.0
333,349	Shanghai Commercial & Savings Bank Ltd./The	579,394	0.1
1,077,884	Shin Kong Financial Holding Co., Ltd.	372,513	0.1
1,103,454	SinoPac Financial Holdings Co., Ltd.	478,698	0.1
40,914	Standard Foods Corp.	95,076	0.0
140,800	Synnex Technology International Corp.	176,202	0.0
992,782	Taishin Financial Holdings Co., Ltd.	480,496	0.1
424,392	Taiwan Business Bank	178,524	0.0
486,774	Taiwan Cement Corp.	710,037	0.1
927,582	Taiwan Cooperative Financial Holding Co. Ltd.	642,019	0.1
194,000	Taiwan High Speed Rail Corp.	248,727	0.0
164,000	Taiwan Mobile Co., Ltd.	612,736	0.1
2,436,000	Taiwan Semiconductor Manufacturing Co., Ltd.	26,961,233	4.3
184,000 (1)	Tatung Co., Ltd.	129,244	0.0
474,209	Uni-President Enterprises Corp.	1,175,957	0.2
1,102,000	United Microelectronics Corp.	603,840	0.1
89,000	Vanguard International Semiconductor Corp.	235,437	0.0
32,000	Walsin Technology Corp.	255,429	0.0
34,000	Win Semiconductors Corp.	335,019	0.1
299,000	Winbond Electronics Corp.	195,402	0.0
299,382	Wistron Corp.	283,433	0.1
6,000	Wiwynn Corp.	126,848	0.0
155,280	WPG Holdings Ltd.	202,612	0.0
25,537	Yageo Corp.	372,048	0.1
1,001,586	Yuanta Financial Holding Co., Ltd.	675,216	0.1
46,000	Zhen Ding Technology Holding Ltd.	220,711	0.0
		72,302,221	11.6

See Accompanying Notes to Financial Statements

35

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)

	Thailand: 2.5%
121,900	Advanced Info Service PCL	865,593	0.1
430,000	Airports of Thailand PCL	1,064,411	0.2
41,400	B Grimm Power PCL	72,428	0.0
48,800	Bangkok Bank PCL - Foreign Reg	260,389	0.0
950,800	Bangkok Dusit Medical Services PCL	824,065	0.1
819,000	Bangkok Expressway & Metro PCL	297,641	0.1
440,100 (3)	Banpu PCL (Foreign)	174,576	0.0
124,900	Berli Jucker PCL	174,906	0.0
660,400	BTS Group Holdings PCL	290,694	0.1
44,000	Bumrungrad Hospital PCL	215,699	0.0
231,000	Central Pattana PCL	478,769	0.1
390,500	Charoen Pokphand Foods PCL	357,985	0.1
591,400	CP ALL PCL (Foreign)	1,425,021	0.2
29,300	Electricity Generating PCL	320,441	0.1
174,700 (3)	Energy Absolute PCL	254,480	0.0
50,600	Global Power Synergy PCL	144,585	0.0
52,400	Gulf Energy Development PCL	289,887	0.1
609,651	Home Product Center PCL	325,139	0.1
171,800	Indorama Ventures PCL	200,230	0.0
212,100	Intouch Holdings PCL	404,967	0.1
1,144,400	IRPC PCL	140,309	0.0
201,900	Kasikornbank PCL - Foreign	1,016,395	0.2
377,300	Krung Thai Bank PCL	206,458	0.0
755,300	Land & House Pub Co. Ltd.	247,031	0.0
287,400	Minor International PCL (Foreign)	344,937	0.1
63,500	Muangthai Capital PCL	134,958	0.0
231,700	PTT Global Chemical PCL (Foreign)	440,251	0.1
141,900	PTT Exploration & Production PCL	588,932	0.1
1,145,100	PTT PCL (Foreign)	1,680,200	0.3
65,700	Ratch Group PCL	150,804	0.0
48,900	Robinson PCL	107,676	0.0
78,900	Siam Cement PCL	1,031,250	0.2
88,800	Siam Commercial Bank PCL	361,101	0.1
46,800	Srisawad Corp. PCL	106,758	0.0
116,100	Thai Oil PCL	269,868	0.0
334,500	Thai Union Group PCL	150,482	0.0
1,876,552	TMB Bank PCL	105,098	0.0
68,600	Total Access Communication PCL	121,760	0.0
1,173,790 (3)	True Corp. PCL	179,758	0.0
		15,825,932	2.5

	Turkey: 0.5%
280,955 (1)	Akbank Turk AS	382,694	0.1
20,024	Anadolu Efes Biracilik Ve Malt Sanayii AS	77,686	0.0
19,557 (1)	Arcelik A/S	68,488	0.0
35,004	Aselsan Elektronik Sanayi Ve Ticaret AS	123,125	0.0
41,843	BIM Birlesik Magazalar AS	328,189	0.1
137,103	Eregli Demir ve Celik Fabrikalari TAS	208,220	0.0
6,679	Ford Otomotiv Sanayi AS	79,522	0.0
90,022	Haci Omer Sabanci Holding AS	144,382	0.0
74,206	KOC Holding AS	253,598	0.1
16,984	TAV Havalimanlari Holding AS	83,247	0.0
12,282	Tupras Turkiye Petrol Rafine	261,695	0.1
54,052 (1)	Turk Hava Yollari	131,302	0.0
108,472	Turkcell Iletisim Hizmet AS	251,580	0.0
227,091 (1)	Turkiye Garanti Bankasi A/S	425,301	0.1
152,719 (1)	Turkiye Is Bankasi	164,468	0.0
		2,983,497	0.5

	United Arab Emirates: 0.6%
277,659	Abu Dhabi Commercial Bank PJSC	599,477	0.1
398,810	Aldar Properties PJSC	234,737	0.0
16,222	DP World Ltd.	212,658	0.0
172,936	Dubai Islamic Bank PJSC	259,563	0.1
244,807	Emaar Malls PJSC	121,966	0.0
350,028	Emaar Properties PJSC	383,494	0.1
171,108	Emirates Telecommunications Group Co. PJSC	762,105	0.1
270,996	First Abu Dhabi Bank PJSC	1,120,552	0.2
		3,694,552	0.6

Total Common Stock
(Cost $533,188,664)	595,355,341	95.2

PREFERRED STOCK: 3.3%
	Brazil: 2.5%
398,805	Banco Bradesco SA	3,585,845	0.6
18,100	Braskem SA	134,309	0.0
24,500	Centrais Eletricas Brasileiras SA	232,898	0.0
15,900	Cia Brasileira de Distribuicao	346,443	0.1
92,459	Cia Energetica de Minas Gerais	316,954	0.1
109,100	Gerdau SA	542,422	0.1
434,887	Investimentos Itau SA	1,523,245	0.2
478,325	Itau Unibanco Holding S.A.	4,411,429	0.7
73,960	Lojas Americanas SA	476,372	0.1
416,300	Petroleo Brasileiro SA	3,123,259	0.5
44,200	Telefonica Brasil SA	637,064	0.1
		15,330,240	2.5

	Chile: 0.1%
34,461	Embotelladora Andina SA	99,861	0.0
11,449	Sociedad Quimica y Minera de Chile SA	306,190	0.1
		406,051	0.1

See Accompanying Notes to Financial Statements

36

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Colombia: 0.0%
374,664	Grupo Aval Acciones y Valores	166,404	0.0

	Russia: 0.1%
673,123	Surgutneftegas PJSC	409,864	0.1
43	Transneft PJSC	122,454	0.0
		532,318	0.1

	South Korea: 0.6%
825	Amorepacific Corp.	63,739	0.0
203 (1)	AMOREPACIFIC Group	9,584	0.0
2,331	Hyundai Motor Co.	144,375	0.0
3,597	Hyundai Motor Co.- Series 2	246,761	0.1
734	LG Chem Ltd.	109,651	0.0
212	LG Household & Health Care Ltd.	141,245	0.0
81,371	Samsung Electronics Co., Ltd.	3,185,825	0.5
		3,901,180	0.6

	Total Preferred Stock
	(Cost $16,949,341)	20,336,193	3.3
RIGHTS: 0.0%
		Brazil: 0.0%
713 (1)	Lojas Americanas SA	1,739	0.0

	China: –%
3,223 (1),(4)	Zhengqi Financial Investment Holding Co. Ltd.	–	–

	India: 0.0%
1,153 (1)	Piramal Enterprises, Ltd.	4,683	0.0

Total Rights
(Cost $–)	6,422	0.0

WARRANTS: –%

Thailand: –%
66,040 (1)	BTS Group Holdings PCL	–	–

Total Warrants
(Cost $–)	–	–

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	India: 0.0%
INR 171,360	Britannia Industries Ltd., 8.000%, 08/28/2022	2,452	0.0

Total Corporate Bonds/Notes
(Cost $2,446)	2,452	0.0

Total Long-Term Investments
(Cost $550,140,451)	615,700,408	98.5

SHORT-TERM INVESTMENTS: 1.8%

	Repurchase Agreements: 0.6%
1,000,000 (6)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,020,089, due 09/01/24-11/01/49)	1,000,000	0.1
998,017 (6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $998,104, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $1,018,068, due 01/15/20-11/15/48)	998,017	0.1
1,000,000 (6)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,020,000, due 02/13/20-09/20/69)	1,000,000	0.2
1,000,000 (6)	MUFG Securities America Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,000,086, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 05/01/25-11/01/49)	1,000,000	0.2

Total Repurchase Agreements
(Cost $3,998,017)	3,998,017	0.6

See Accompanying Notes to Financial Statements

37

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares	Value	Percentage of Net Assets
	Mutual Funds: 1.2%
7,518,000 (7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%
	(Cost $7,518,000)	7,518,000	1.2

Total Short-Term Investments
(Cost $11,516,017)	11,516,017	1.8

Total Investments in Securities (Cost $561,656,468)	$627,216,425	100.3
Liabilities in Excess of Other Assets	(1,882,121)	(0.3)
Net Assets	$625,334,304	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2019.

Currency Abbreviations:

INR    Indian Rupee

See Accompanying Notes to Financial Statements

38

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares	Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Australia: 1.9%
3,639	BHP Group PLC	$85,276	1.9

	Germany: 0.2%
762	TUI AG	9,617	0.2

	Ireland: 1.1%
172	DCC PLC	14,919	0.3
135	Flutter Entertainment PLC	16,508	0.4
416	Smurfit Kappa PLC	16,066	0.4
		47,493	1.1

	Netherlands: 9.3%
7,364	Royal Dutch Shell PLC - Class A	218,081	4.9
6,562	Royal Dutch Shell PLC - Class B	194,785	4.4
		412,866	9.3

	Russia: 0.2%
542	Polymetal International PLC	8,572	0.2

	Switzerland: 1.6%
340	Coca-Cola HBC AG	11,557	0.3
18,964	Glencore PLC	59,049	1.3
		70,606	1.6

	United Arab Emirates: 0.1%
151 (1)	NMC Health PLC	3,538	0.1

	United Kingdom: 83.4%
1,666	3i Group PLC	24,243	0.5
360	Admiral Group PLC	11,001	0.2
2,189	Anglo American PLC	62,886	1.4
606	Antofagasta PLC	7,337	0.2
796	Ashtead Group PLC	25,452	0.6
608	Associated British Foods PLC	20,916	0.5
2,298	AstraZeneca PLC	230,013	5.2
1,590 (2)	Auto Trader Group PLC	12,557	0.3
111	AVEVA Group PLC	6,848	0.2
6,833	Aviva PLC	37,927	0.8
5,601	BAE Systems PLC	41,937	0.9
30,076	Barclays PLC	71,716	1.6
1,764	Barratt Developments PLC	17,466	0.4
205	Berkeley Group Holdings PLC	13,194	0.3
34,875	BP PLC	219,393	4.9
3,996	British American Tobacco PLC	169,840	3.8
1,627	British Land Co. PLC	13,767	0.3
15,283	BT Group PLC	38,944	0.9
588	Bunzl PLC	16,082	0.4
714	Burberry Group PLC	20,846	0.5
275	Carnival PLC	13,182	0.3
10,176	Centrica PLC	12,037	0.3
2,773	Compass Group PLC	69,497	1.6
1,395	CRH PLC - London	56,263	1.3
218	Croda International PLC	14,809	0.3
4,036	Diageo PLC	170,065	3.8
2,229	DS Smith PLC	11,337	0.3
433	easyJet PLC	8,156	0.2
956	Evraz PLC	5,119	0.1
1,588	Experian PLC	53,833	1.2
397	Ferguson PLC	36,130	0.8
8,581	GlaxoSmithKline PLC	201,629	4.5
663	Halma PLC	18,566	0.4
472	Hargreaves Lansdown PLC	12,107	0.3
246	Hikma Pharmaceuticals PLC	6,488	0.1
35,450	HSBC Holdings PLC	277,520	6.2
1,667	Imperial Brands PLC	41,242	0.9
2,181	Informa PLC	24,806	0.6
319	InterContinental Hotels Group PLC	21,920	0.5
2,776	International Consolidated Airlines Group SA	22,969	0.5
283	Intertek Group PLC	21,929	0.5
6,519	ITV PLC	13,043	0.3
2,842	J Sainsbury PLC	8,666	0.2
631	JD Sports Fashion PLC	7,009	0.2
332	Johnson Matthey PLC	13,201	0.3
1,009 (3)	Just Eat PLC	11,164	0.2
3,694	Kingfisher PLC	10,634	0.2
1,247	Land Securities Group PLC	16,369	0.4
10,359	Legal & General Group PLC	41,613	0.9
122,406	Lloyds Banking Group Plc	101,405	2.3
549	London Stock Exchange Group PLC	56,422	1.3
4,548 (3)	M&G PLC	14,290	0.3
1,356	Meggitt PLC	11,811	0.3
8,419	Melrose Industries PLC	26,817	0.6
848	Mondi PLC	19,885	0.4
6,087	National Grid PLC	76,071	1.7
224	Next PLC	20,873	0.5
792 (3)	Ocado Group PLC	13,438	0.3
1,364	Pearson PLC	11,523	0.3
555	Persimmon PLC	19,824	0.4
920	Phoenix Group Holdings PLC	9,140	0.2
4,548	Prudential PLC	87,143	2.0
1,101	Reckitt Benckiser Group PLC	89,433	2.0
3,291	Relx PLC (GBP Exchange)	83,076	1.9
3,238	Rentokil Initial PLC	19,407	0.4
1,530	Rightmove PLC	12,839	0.3
1,925	Rio Tinto PLC	113,951	2.6
3,017	Rolls-Royce Holdings PLC	27,268	0.6
7,948	Royal Bank of Scotland Group PLC	25,497	0.6
1,802	RSA Insurance Group PLC	13,506	0.3
1,902	Sage Group PLC/The	18,869	0.4
196	Schroders PLC	8,655	0.2
1,907	Segro PLC	22,708	0.5
416	Severn Trent PLC	13,859	0.3
1,531	Smith & Nephew PLC	36,899	0.8
693	Smiths Group PLC	15,478	0.3
128	Spirax-Sarco Engineering PLC	15,067	0.3
1,812	SSE PLC	34,559	0.8

See Accompanying Notes to Financial Statements

39

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (CONTINUED)
	United Kingdom: (continued)
916	St. James's Place PLC	14,120	0.3
4,606	Standard Chartered PLC	43,403	1.0
4,058	Standard Life Aberdeen PLC	17,655	0.4
5,696	Taylor Wimpey PLC	14,605	0.3
16,927	Tesco PLC	57,207	1.3
1,907	Unilever PLC	109,162	2.4
1,194	United Utilities Group PLC	14,942	0.3
46,995	Vodafone Group PLC	91,236	2.0
234	Whitbread PLC	15,018	0.3
3,861	WM Morrison Supermarkets PLC	10,218	0.2
2,139	WPP PLC	30,101	0.7
		3,721,048	83.4

	Total Common Stock (Cost $4,083,868)	4,359,016	97.8

EXCHANGE-TRADED FUNDS: 1.6%
7,447	iShares Core FTSE 100 UCITS ETF	73,402	1.6

	Total Exchange-Traded Funds (Cost $70,385)	73,402	1.6

PREFERRED STOCK: 0.0%
	United Kingdom: 0.0%
140,254 (3)	Rolls-Royce Holdings PLC - C Shares	186	0.0

	Total Preferred Stock (Cost $180)	186	0.0

CLOSED-END FUNDS: 0.4%
	United Kingdom: 0.4%
2,560	Scottish Mortgage Investment Trust PLC	19,672	0.4

	Total Closed-End Funds (Cost $17,136)	19,672	0.4

	Total Long-Term Investments (Cost $4,171,569)	4,452,276	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 0.1%
3,729 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.64%, due 01/02/20 (Repurchase Amount $3,729, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $3,804, due 01/15/20-11/15/48) (Cost $3,729)	3,729	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
48,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $48,000)	48,000	1.1

	Total Short-Term Investments (Cost $51,729)	51,729	1.2

	Total Investments in Securities (Cost $4,223,298)	$4,504,005	101.0
	Liabilities in Excess of Other Assets	(45,137)	(1.0)
	Net Assets	$4,458,868	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Non-income producing security.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

40

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Australia: 7.0%
101,302	AGL Energy Ltd.	$1,458,098	0.1
378,108	Alumina Ltd.	610,722	0.0
517,879	AMP Ltd.	696,649	0.0
182,251	APA Group	1,418,722	0.1
88,769	Aristocrat Leisure Ltd.	2,097,534	0.1
29,904	ASX Ltd.	1,646,518	0.1
307,404	Aurizon Holdings Ltd.	1,128,149	0.1
282,103	AusNet Services	336,404	0.0
437,624	Australia & New Zealand Banking Group Ltd.	7,547,253	0.3
75,931	Bendigo and Adelaide Bank Ltd.	521,027	0.0
874,585 (1),(2)	BGP Holdings PLC	–	–
455,029	BHP Group Ltd.	12,459,736	0.5
326,240	BHP Group PLC	7,645,130	0.3
80,681	BlueScope Steel Ltd.	854,540	0.0
181,083	Boral Ltd.	569,702	0.0
243,348	Brambles Ltd.	2,002,925	0.1
38,571	Caltex Australia Ltd.	919,700	0.0
85,023	Challenger Ltd.	483,825	0.0
15,026	CIMIC Group Ltd.	349,349	0.0
78,282	Coca-Cola Amatil Ltd.	607,911	0.0
8,915	Cochlear Ltd.	1,405,058	0.1
175,138	Coles Group Ltd.	1,823,144	0.1
273,439	Commonwealth Bank of Australia	15,339,320	0.7
75,481	Computershare Ltd.	889,913	0.0
57,528	Crown Resorts Ltd.	485,030	0.0
69,989	CSL Ltd.	13,569,603	0.6
168,610	Dexus	1,387,961	0.1
8,589	Flight Centre Travel Group Ltd.	265,658	0.0
214,016	Fortescue Metals Group Ltd.	1,613,328	0.1
254,824	Goodman Group	2,394,628	0.1
299,149	GPT Group	1,178,360	0.1
85,291	Harvey Norman Holdings Ltd.	243,600	0.0
248,036	Incitec Pivot Ltd.	554,133	0.0
356,974	Insurance Australia Group Ltd.	1,918,062	0.1
87,138	Lend Lease Corp., Ltd.	1,077,332	0.0
49,948	Macquarie Group Ltd.	4,837,175	0.2
19,894	Magellan Financial Group Ltd.	797,051	0.0
425,395	Medibank Pvt Ltd.	942,769	0.0
604,132	Mirvac Group	1,352,227	0.1
445,732	National Australia Bank Ltd.	7,712,987	0.3
118,702	Newcrest Mining Ltd.	2,506,863	0.1
211,967	Oil Search Ltd.	1,080,828	0.1
58,687	Orica Ltd.	904,982	0.0
272,044	Origin Energy Ltd.	1,613,013	0.1
113,656	Qantas Airways Ltd.	566,518	0.0
204,108	QBE Insurance Group Ltd.	1,844,414	0.1
24,971	Ramsay Health Care Ltd.	1,270,470	0.1
8,138	REA Group Ltd.	591,199	0.0
57,340	Rio Tinto Ltd.	4,056,805	0.2
273,482	Santos Ltd.	1,573,330	0.1
821,286	Scentre Group	2,210,289	0.1
51,526	Seek Ltd.	815,537	0.0
69,539	Sonic Healthcare Ltd.	1,402,109	0.1
777,053	South32 Ltd. - AUD	1,467,166	0.1
368,297	Stockland	1,194,962	0.1
194,755	Suncorp Group Ltd.	1,769,121	0.1
170,833	Sydney Airport	1,037,933	0.0
311,909	TABCORP Holdings Ltd.	991,591	0.0
642,981	Telstra Corp., Ltd.	1,597,158	0.1
57,325	TPG Telecom Ltd.	270,098	0.0
419,892	Transurban Group - Stapled Security	4,395,028	0.2
111,075	Treasury Wine Estates Ltd.	1,265,227	0.1
495,221	Vicinity Centres	866,172	0.0
18,489	Washington H Soul Pattinson & Co. Ltd.	278,925	0.0
175,138	Wesfarmers Ltd.	5,089,810	0.2
539,411	Westpac Banking Corp.	9,211,380	0.4
22,241 (3)	WiseTech Global Ltd.	365,245	0.0
144,602	Woodside Petroleum Ltd.	3,496,272	0.2
194,422	Woolworths Group Ltd.	4,931,213	0.2
52,109	Worley Ltd.	562,910	0.0
		162,367,801	7.0

	Austria: 0.2%
11,245	Andritz AG	483,428	0.0
46,472	Erste Group Bank AG	1,745,597	0.1
22,748	OMV AG	1,274,458	0.1
22,864	Raiffeisen International Bank Holding AG	572,276	0.0
10,518	Verbund - Oesterreichische Elektrizitaetswirtschafts AG	527,847	0.0
17,927 (3)	Voestalpine AG	497,219	0.0
		5,100,825	0.2

	Belgium: 1.0%
27,578	Ageas	1,630,766	0.1
117,695	Anheuser-Busch InBev SA/NV	9,639,311	0.4
8,530	Colruyt S.A.	444,727	0.0
6,727 (2),(3)	Galapagos NV	1,400,888	0.1
12,462	Groupe Bruxelles Lambert S.A.	1,315,008	0.0
38,569	KBC Group NV	2,907,909	0.1
23,496	Proximus SADP	673,251	0.0
11,448	Solvay S.A.	1,332,472	0.1
7,151	Telenet Group Holding NV	321,461	0.0
19,529	UCB S.A.	1,554,019	0.1
30,448 (3)	Umicore SA	1,483,860	0.1
		22,703,672	1.0

	China: 0.1%
5,551 (2),(3)	BeiGene Ltd. ADR	920,134	0.0
571,417	BOC Hong Kong Holdings Ltd.	1,983,633	0.1
206,900 (2),(4)	Budweiser Brewing Co. APAC Ltd.	698,313	0.0
		3,602,080	0.1

	Denmark: 1.8%
582	AP Moller - Maersk A/S - Class A	788,889	0.0
1,010	AP Moller - Maersk A/S - Class B	1,456,664	0.1
16,523	Carlsberg A/S	2,465,826	0.1
16,293	Chr Hansen Holding A/S	1,294,763	0.1

See Accompanying Notes to Financial Statements

41

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Denmark: (continued)
18,350	Coloplast A/S	2,276,520	0.1
99,883	Danske Bank A/S	1,615,937	0.1
33,699	DSV PANALPINA A/S	3,883,920	0.2
10,034 (2)	Genmab A/S	2,231,597	0.1
10,766	H Lundbeck A/S	411,590	0.0
24,377	ISS A/S	584,922	0.0
273,315	Novo Nordisk A/S	15,838,286	0.7
32,983	Novozymes A/S	1,614,035	0.1
29,220 (4)	Orsted A/S	3,022,071	0.1
15,446	Pandora A/S	671,923	0.0
18,668	Tryg A/S	553,439	0.0
29,187	Vestas Wind Systems A/S	2,948,077	0.1
17,050 (2),(3)	Demant A/S	536,951	0.0
		42,195,410	1.8

	Finland: 1.1%
21,970	Elisa OYJ	1,213,710	0.0
68,605	Fortum OYJ	1,693,415	0.1
52,501	Kone OYJ	3,432,942	0.2
16,256	Metso Oyj	642,197	0.0
65,349	Neste OYJ	2,273,838	0.1
868,705	Nokia OYJ - Finland	3,213,240	0.2
19,198 (3)	Nokian Renkaat OYJ	552,173	0.0
500,458	Nordea Bank Abp	4,048,799	0.2
16,131	Orion Oyj	747,057	0.0
68,477	Sampo OYJ	2,989,934	0.1
89,858	Stora Enso OYJ	1,307,510	0.1
82,443	UPM-Kymmene OYJ	2,860,331	0.1
68,550	Wartsila OYJ	757,720	0.0
		25,732,866	1.1

	France: 10.5%
27,245	Accor S.A.	1,278,853	0.1
4,586	Aeroports de Paris	908,003	0.0
72,802	Air Liquide SA	10,321,248	0.4
29,450	Alstom SA	1,399,443	0.1
9,347 (4)	Amundi SA	735,019	0.0
10,632	Arkema SA	1,136,859	0.1
15,180	Atos SE	1,268,491	0.1
298,610	AXA S.A.	8,437,637	0.4
6,399	BioMerieux	570,500	0.0
173,744	BNP Paribas	10,327,058	0.4
135,009	Bollore SA	589,980	0.0
34,435	Bouygues SA	1,467,866	0.1
45,746	Bureau Veritas SA	1,195,894	0.1
24,549	Capgemini SE	3,002,476	0.1
93,630	Carrefour S.A.	1,574,738	0.1
8,475 (3)	Casino Guichard Perrachon S.A.	396,419	0.0
75,985	Cie de Saint-Gobain	3,112,805	0.1
26,391	Cie Generale des Etablissements Michelin SCA	3,247,668	0.1
26,515	CNP Assurances	528,318	0.0
7,437	Covivio	844,623	0.0
178,900	Credit Agricole SA	2,603,248	0.1
95,376	Danone	7,920,626	0.3
387	Dassault Aviation SA	507,897	0.0
20,306	Dassault Systemes SE	3,348,991	0.1
37,691	Edenred	1,953,325	0.1
12,110	Eiffage SA	1,389,349	0.1
95,433	Electricite de France SA	1,064,873	0.0
282,123	Engie SA	4,569,942	0.2
43,782	EssilorLuxottica SA	6,693,490	0.3
6,205	Eurazeo SE	425,920	0.0
1,772 (3)	Eurofins Scientific SE	982,302	0.0
26,967	Eutelsat Communications	438,308	0.0
11,727 (3)	Faurecia SE	636,634	0.0
7,068	Gecina S.A.	1,265,343	0.1
67,964	Getlink SE	1,184,949	0.1
4,892	Hermes International	3,664,655	0.2
4,605	ICADE	501,427	0.0
4,090 (3)	Iliad SA	531,997	0.0
9,266	Ingenico Group SA	1,007,945	0.0
5,825	Ipsen SA	517,069	0.0
13,270	JC Decaux SA	410,018	0.0
11,703	Kering SA	7,711,318	0.3
30,866	Klepierre SA	1,174,270	0.1
41,212	Legrand S.A.	3,365,545	0.1
39,032	L'Oreal S.A.	11,542,104	0.5
42,970 (3)	LVMH Moet Hennessy Louis Vuitton SE	20,022,129	0.9
146,111	Natixis SA	650,857	0.0
308,163 (2)	Orange SA	4,528,850	0.2
32,799	Pernod Ricard SA	5,869,004	0.3
90,846	Peugeot S.A.	2,187,324	0.1
33,470	Publicis Groupe	1,517,584	0.1
3,486 (3)	Remy Cointreau SA	428,174	0.0
29,691	Renault S.A.	1,409,956	0.1
50,555	Safran S.A.	7,808,728	0.3
174,183	Sanofi	17,492,835	0.8
4,272	Sartorius Stedim Biotech	709,102	0.0
85,537	Schneider Electric SE	8,788,088	0.4
24,492	SCOR SE	1,031,016	0.0
3,487	SEB SA	518,616	0.0
125,252	Societe Generale	4,371,062	0.2
13,666	Sodexo SA	1,619,532	0.1
52,788	SUEZ	799,914	0.0
9,049	Teleperformance	2,210,842	0.1
16,458	Thales S.A.	1,712,543	0.1
370,789	Total SA	20,575,364	0.9
12,928 (2)	UbiSoft Entertainment	895,697	0.0
21,365 (3)	Unibail-Rodamco-Westfield	3,370,709	0.2
37,111	Valeo SA	1,315,342	0.1
83,030	Veolia Environnement	2,209,301	0.1
78,822	Vinci SA	8,778,731	0.4
132,179	Vivendi SA	3,827,596	0.2
4,183	Wendel	557,209	0.0
15,518 (2),(4)	Worldline SA/France	1,100,091	0.1
		244,061,639	10.5

	Germany: 7.9%
27,861	Adidas AG	9,056,778	0.4
65,564	Allianz SE	16,065,073	0.7
140,475	Aroundtown SA	1,261,721	0.1
141,872	BASF SE	10,688,206	0.5
144,046	Bayer AG	11,710,509	0.5
51,143	Bayerische Motoren Werke AG	4,188,923	0.2
15,570	Beiersdorf AG	1,862,637	0.1
23,865	Brenntag AG	1,294,842	0.1
6,217	Carl Zeiss Meditec AG	790,368	0.0
154,756	Commerzbank AG	955,780	0.0
16,992	Continental AG	2,195,891	0.1
26,854 (4)	Covestro AG	1,249,525	0.1
140,464	Daimler AG	7,765,490	0.3
17,486 (2),(4)	Delivery Hero SE	1,385,934	0.1
303,280	Deutsche Bank AG	2,349,982	0.1
29,348	Deutsche Boerse AG	4,602,158	0.2
36,702	Deutsche Lufthansa AG	675,580	0.0
152,797	Deutsche Post AG	5,810,007	0.2
514,833	Deutsche Telekom AG	8,413,534	0.4

See Accompanying Notes to Financial Statements

42

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany: (continued)
55,797	Deutsche Wohnen SE	2,269,654	0.1
346,909	E.ON AG	3,707,391	0.2
28,792	Evonik Industries AG	879,379	0.0
6,427	Fraport AG Frankfurt Airport Services Worldwide	545,559	0.0
64,464	Fresenius SE & Co. KGaA	3,627,630	0.2
32,946	Fresenius Medical Care AG & Co. KGaA	2,425,753	0.1
23,698	GEA Group AG	783,642	0.1
9,314	Hannover Rueck SE	1,795,884	0.1
22,986	HeidelbergCement AG	1,670,283	0.1
16,052	Henkel AG & Co. KGaA	1,508,775	0.1
3,819	Hochtief AG	486,222	0.0
193,109	Infineon Technologies AG	4,363,194	0.2
10,032	KION Group AG	689,877	0.0
7,470	Knorr-Bremse AG	760,407	0.0
12,902	LANXESS AG	866,287	0.0
–	MAN SE	–	–
19,963	Merck KGaA	2,353,523	0.1
27,813	METRO AG	447,546	0.0
8,032	MTU Aero Engines AG	2,288,534	0.1
22,292	Muenchener Rueckversicherungs-Gesellschaft AG	6,578,242	0.3
12,813	Puma SE	982,531	0.0
90,296	RWE AG	2,766,861	0.1
151,808	SAP SE	20,433,184	0.9
118,165	Siemens AG	15,431,421	0.7
23,170 (4)	Siemens Healthineers AG	1,110,706	0.0
19,873	Symrise AG	2,088,838	0.1
137,839 (2)	Telefonica Deutschland Holding AG	399,524	0.0
62,503	ThyssenKrupp AG	839,863	0.0
68,107	TUI AG	859,534	0.0
31,090	Uniper SE	1,027,580	0.0
18,999	United Internet AG	622,206	0.0
5,014	Volkswagen AG	971,141	0.0
79,652	Vonovia SE	4,278,077	0.2
18,132 (3)	Wirecard AG	2,186,416	0.1
21,328 (2),(4)	Zalando SE	1,075,580	0.0
		185,444,182	7.9

	Hong Kong: 3.0%
1,867,099	AIA Group Ltd.	19,638,085	0.8
47,100	ASM Pacific Technology Ltd.	653,765	0.0
201,352	Bank of East Asia Ltd.	449,545	0.0
399,199	CK Asset Holdings Ltd.	2,880,710	0.1
417,199	CK Hutchison Holdings Ltd.	3,978,196	0.2
102,402	CK Infrastructure Holdings Ltd.	728,763	0.0
253,865	CLP Holdings Ltd.	2,664,928	0.1
52,187	Dairy Farm International Holdings Ltd.	297,205	0.0
312,823	Hang Lung Properties Ltd.	686,880	0.0
118,136	Hang Seng Bank Ltd.	2,441,868	0.1
224,059	Henderson Land Development Co., Ltd.	1,099,470	0.1
409,500	HK Electric Investments & HK Electric Investments Ltd.	403,598	0.0
584,867	HKT Trust / HKT Ltd.	824,246	0.0
1,568,218	Hong Kong & China Gas	3,064,093	0.1
184,588	Hong Kong Exchanges and Clearing Ltd.	5,996,845	0.3
180,233	Hongkong Land Holdings Ltd. - HKHGF	1,036,711	0.0
34,204	Jardine Matheson Holdings Ltd.	1,903,374	0.1
34,200	Jardine Strategic Holdings Ltd.	1,048,849	0.1
101,060	Kerry Properties Ltd.	320,975	0.0
326,032	Link REIT	3,453,976	0.2
32,462	Melco Resorts & Entertainment Ltd. ADR	784,607	0.0
237,144	MTR Corp.	1,401,406	0.1
947,094	New World Development Ltd.	1,298,222	0.1
241,660	NWS Holdings Ltd.	338,702	0.0
656,000	PCCW Ltd.	388,153	0.0
214,345	Power Assets Holdings Ltd.	1,568,067	0.1
474,626	Sino Land Co.	688,924	0.0
245,971	Sun Hung Kai Properties Ltd.	3,767,017	0.2
77,120	Swire Pacific Ltd. - Class A	716,421	0.0
180,625	Swire Properties Ltd.	598,383	0.0
212,000	Techtronic Industries Co., Ltd.	1,730,280	0.1
114,000 (3)	Vitasoy International Holdings Ltd.	413,548	0.0
1,477,000 (4)	WH Group Ltd.	1,527,180	0.1
187,857	Wharf Real Estate Investment Co. Ltd.	1,146,221	0.1
126,504	Wheelock & Co., Ltd.	843,312	0.0
112,449	Yue Yuen Industrial Holdings	331,870	0.0
		71,114,395	3.0

	Ireland: 0.6%
125,782	AIB Group PLC	438,226	0.0
149,516	Bank of Ireland Group PLC	822,881	0.0
62,462	CRH PLC	2,505,295	0.1
15,183	DCC PLC	1,316,970	0.0
68,315	James Hardie Industries SE	1,335,178	0.1
24,527	Kerry Group PLC - KYG	3,056,590	0.1
23,719	Kingspan Group Plc	1,448,682	0.1
12,068	Flutter Entertainment PLC	1,466,705	0.1
34,853	Smurfit Kappa PLC	1,343,838	0.1
		13,734,365	0.6

	Israel: 0.5%
6,556	Azrieli Group Ltd.	480,242	0.0
175,229	Bank Hapoalim BM	1,455,240	0.1
227,158	Bank Leumi Le-Israel BM	1,656,649	0.1
18,812 (2)	Check Point Software Technologies	2,087,380	0.1
5,809 (2)	CyberArk Software Ltd.	677,213	0.0
3,752	Elbit Systems Ltd.	584,612	0.0
108,768	Israel Chemicals Ltd.	513,659	0.0
179,799	Israel Discount Bank Ltd.	835,025	0.0
21,726	Mizrahi Tefahot Bank Ltd.	579,530	0.0
9,614 (2)	Nice Ltd.	1,490,740	0.1
168,747 (2),(3)	Teva Pharmaceutical Industries Ltd. ADR	1,653,721	0.1
7,317 (2)	Wix.com Ltd.	895,454	0.0
		12,909,465	0.5

See Accompanying Notes to Financial Statements

43

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy: 2.0%
169,713	Assicurazioni Generali S.p.A.	3,503,706	0.2
76,532	Atlantia S.p.A	1,786,182	0.1
89,713	Davide Campari-Milano SpA	819,738	0.0
1,256,311	Enel S.p.A.	9,979,960	0.4
392,946	ENI S.p.A.	6,102,962	0.3
18,649	Ferrari NV	3,096,413	0.1
94,055	FinecoBank Banca Fineco SpA	1,128,271	0.1
62,512	Leonardo SpA	733,103	0.0
2,298,933	Intesa Sanpaolo SpA	6,055,854	0.3
95,930	Mediobanca Banca di Credito Finanziario SpA	1,056,246	0.0
27,891	Moncler SpA	1,255,309	0.1
61,786 (4)	Pirelli & C SpA	356,610	0.0
80,699 (4)	Poste Italiane SpA	916,977	0.0
37,277	Prysmian SpA	899,842	0.0
16,151	Recordati S.p.A.	680,844	0.0
314,629	Snam SpA	1,654,264	0.1
1,409,003 (2)	Telecom Italia S.p.A. - TIT	879,940	0.0
931,078	Telecom Italia S.p.A. - TITR	570,211	0.0
217,330	Terna Rete Elettrica Nazionale SpA	1,453,491	0.1
310,479	UniCredit SpA	4,538,283	0.2
		47,468,206	2.0

	Japan: 24.0%
5,100	ABC-Mart, Inc.	348,133	0.0
61,643	Acom Co., Ltd.	279,684	0.0
30,800	Advantest Corp.	1,737,062	0.1
15,842	Aeon Mall Co., Ltd.	280,998	0.0
100,980	Aeon Co., Ltd.	2,083,863	0.1
17,398	AEON Financial Service Co., Ltd.	274,134	0.0
27,943	Air Water, Inc.	407,734	0.0
25,011	Aisin Seiki Co., Ltd.	926,400	0.1
67,828	Ajinomoto Co., Inc.	1,129,154	0.1
29,068	Alfresa Holdings Corp.	590,517	0.0
17,789	ANA Holdings, Inc.	593,860	0.0
32,200	Alps Alpine Co. Ltd.	730,919	0.0
51,189	Amada Holdings Co., Ltd.	582,211	0.0
18,268	Aozora Bank Ltd.	482,618	0.0
28,121	AGC, Inc.	1,005,550	0.1
56,058	Asahi Group Holdings, Ltd.	2,557,395	0.1
30,100	Asahi Intecc Co. Ltd.	881,365	0.0
194,953	Asahi Kasei Corp.	2,189,013	0.1
291,720	Astellas Pharma, Inc.	4,979,657	0.2
30,893	Bandai Namco Holdings, Inc.	1,879,289	0.1
8,211	Bank of Kyoto Ltd./The	350,124	0.0
11,037	Benesse Holdings, Inc.	290,105	0.0
88,243 (3)	Bridgestone Corp.	3,278,237	0.2
34,386	Brother Industries Ltd.	710,182	0.0
12,401	Calbee, Inc.	404,041	0.0
154,493 (3)	Canon, Inc.	4,228,239	0.2
29,987	Casio Computer Co., Ltd.	599,245	0.0
22,328	Central Japan Railway Co.	4,489,463	0.2
84,366	Chiba Bank Ltd.	485,100	0.0
99,542	Chubu Electric Power Co., Inc.	1,407,111	0.1
34,606	Chugai Pharmaceutical Co., Ltd.	3,187,048	0.1
42,972 (3)	Chugoku Electric Power Co., Inc.	564,872	0.0
19,100 (3)	Coca-Cola Bottlers Japan, Inc.	488,011	0.0
163,509	Concordia Financial Group Ltd.	671,482	0.0
24,324	Credit Saison Co., Ltd.	421,870	0.0
15,600	CyberAgent, Inc.	543,438	0.0
37,574	Dai Nippon Printing Co., Ltd.	1,016,285	0.1
38,484	Daicel Corp.	367,921	0.0
15,600	Daifuku Co., Ltd.	942,784	0.1
166,583	Dai-ichi Life Holdings, Inc.	2,745,334	0.1
87,593	Daiichi Sankyo Co., Ltd.	5,785,016	0.3
38,498	Daikin Industries Ltd.	5,431,676	0.2
11,081	Daito Trust Construction Co., Ltd.	1,369,349	0.1
87,454	Daiwa House Industry Co., Ltd.	2,707,301	0.1
288	Daiwa House REIT Investment Corp.	753,073	0.0
236,221	Daiwa Securities Group, Inc.	1,192,541	0.1
66,967	Denso Corp.	3,024,386	0.1
33,403 (3)	Dentsu, Inc.	1,150,929	0.1
4,200	Disco Corp.	986,265	0.1
68,468	Pan Pacific International Holdings Corp.	1,135,972	0.1
46,833	East Japan Railway Co.	4,227,240	0.2
38,979	Eisai Co., Ltd.	2,916,643	0.1
22,642	Electric Power Development Co., Ltd.	549,580	0.0
39,152 (3)	FamilyMart Co. Ltd.	937,679	0.1
29,893	Fanuc Ltd.	5,520,188	0.2
8,942 (3)	Fast Retailing Co., Ltd.	5,312,212	0.2
19,623	Fuji Electric Co. Ltd.	596,094	0.0
55,660	Fuji Film Holdings Corp.	2,658,093	0.1
30,413	Fujitsu Ltd.	2,860,520	0.1
26,543	Fukuoka Financial Group, Inc.	507,132	0.0
6,300	GMO Payment Gateway, Inc.	431,432	0.0
36,000	Hakuhodo DY Holdings, Inc.	579,277	0.0
21,642	Hamamatsu Photonics KK	886,899	0.0
35,357	Hankyu Hanshin Holdings, Inc.	1,512,420	0.1
3,200	Hikari Tsushin, Inc.	804,153	0.0
44,332	Hino Motors Ltd.	468,833	0.0
5,064	Hirose Electric Co., Ltd.	647,339	0.0
8,129	Hisamitsu Pharmaceutical Co., Inc.	395,894	0.0
16,100	Hitachi Chemical Co., Ltd.	674,522	0.0
16,610	Hitachi Construction Machinery Co., Ltd.	494,768	0.0
10,600	Hitachi High-Technologies Corp.	750,687	0.0
149,291	Hitachi Ltd.	6,299,446	0.3
33,110	Hitachi Metals Ltd.	487,370	0.0
251,842	Honda Motor Co., Ltd.	7,127,516	0.3
8,400	Hoshizaki Corp.	748,945	0.0
58,937	Hoya Corp.	5,626,247	0.3
46,864	Hulic Co. Ltd.	564,252	0.0

See Accompanying Notes to Financial Statements

44

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
30,355	Idemitsu Kosan Co., Ltd.	838,761	0.0
22,742	IHI Corp.	532,185	0.0
22,691	Iida Group Holdings Co. Ltd.	397,672	0.0
158,116	Inpex Corp.	1,638,039	0.1
51,966	Isetan Mitsukoshi Holdings Ltd.	466,640	0.0
85,168	Isuzu Motors Ltd.	1,006,751	0.1
208,116	Itochu Corp.	4,823,439	0.2
14,800	Itochu Techno-Solutions Corp.	416,800	0.0
35,552	J Front Retailing Co., Ltd.	495,854	0.0
17,778	Japan Airlines Co. Ltd.	553,534	0.0
7,800	Japan Airport Terminal Co., Ltd.	432,784	0.0
78,714	Japan Exchange Group, Inc.	1,385,766	0.1
62,600 (3)	Japan Post Bank Co. Ltd.	600,634	0.0
243,300	Japan Post Holdings Co. Ltd.	2,288,106	0.1
34,900	Japan Post Insurance Co. Ltd.	594,924	0.0
121	Japan Prime Realty Investment Corp.	532,022	0.0
203	Japan Real Estate Investment Corp.	1,347,208	0.1
404	Japan Retail Fund Investment Corp.	869,370	0.0
185,402 (3)	Japan Tobacco, Inc.	4,133,826	0.2
75,902	JFE Holdings, Inc.	973,932	0.1
34,039	JGC Holdings Corp.	541,766	0.0
29,735	JSR Corp.	543,931	0.0
31,865	JTEKT Corp.	376,425	0.0
489,564	JXTG Holdings, Inc.	2,221,925	0.1
69,454	Kajima Corp.	923,404	0.1
21,023	Kakaku.com, Inc.	536,782	0.0
16,560	Kamigumi Co., Ltd.	364,020	0.0
108,762	Kansai Electric Power Co., Inc.	1,259,987	0.1
27,353 (3)	Kansai Paint Co., Ltd.	668,210	0.0
74,575	Kao Corp.	6,150,581	0.3
21,953	Kawasaki Heavy Industries Ltd.	479,821	0.0
272,901	KDDI Corp.	8,142,376	0.4
14,900	Keihan Holdings Co., Ltd.	723,493	0.0
34,108	Keikyu Corp.	657,567	0.0
15,868	Keio Corp.	960,161	0.1
19,998	Keisei Electric Railway Co., Ltd.	774,910	0.0
28,188	Keyence Corp.	9,897,894	0.4
22,434	Kikkoman Corp.	1,098,252	0.1
26,497	Kintetsu Group Holdings Co., Ltd.	1,437,192	0.1
127,056 (3)	Kirin Holdings Co., Ltd.	2,773,199	0.1
7,600	Kobayashi Pharmaceutical Co., Ltd.	643,729	0.0
16,100	Koito Manufacturing Co., Ltd.	745,526	0.0
142,683	Komatsu Ltd.	3,424,600	0.2
14,366	Konami Holdings Corp.	590,335	0.0
69,923	Konica Minolta, Inc.	455,485	0.0
5,100	Kose Corp.	743,396	0.0
161,822	Kubota Corp.	2,541,131	0.1
49,367	Kuraray Co., Ltd.	598,222	0.0
15,248	Kurita Water Industries, Ltd.	452,484	0.0
49,594	Kyocera Corp.	3,380,114	0.2
37,514	Kyowa Kirin Co., Ltd.	883,843	0.0
58,560	Kyushu Electric Power Co., Inc.	508,065	0.0
24,700	Kyushu Railway Co.	826,897	0.0
7,764	Lawson, Inc.	440,705	0.0
9,300 (2)	LINE Corp.	456,930	0.0
34,700	Lion Corp.	674,522	0.0
41,092	LIXIL Group Corp.	709,119	0.0
68,100	M3, Inc.	2,053,597	0.1
34,608	Makita Corp.	1,195,183	0.1
241,556	Marubeni Corp.	1,784,706	0.1
29,319 (3)	Marui Group Co., Ltd.	714,872	0.0
8,700	Maruichi Steel Tube Ltd.	244,492	0.0
87,866	Mazda Motor Corp.	748,745	0.0
10,300	McDonald's Holdings Co. Japan Ltd.	496,241	0.0
136,562	Mebuki Financial Group, Inc.	348,173	0.0
28,300	Medipal Holdings Corp.	624,592	0.0
17,688	MEIJI Holdings Co., Ltd.	1,195,359	0.1
11,600 (2)	Mercari, Inc.	237,150	0.0
56,100	Minebea Mitsumi, Inc.	1,158,810	0.1
43,800	MISUMI Group, Inc.	1,084,056	0.1
197,748	Mitsubishi Chemical Holdings Corp.	1,473,457	0.1
208,793	Mitsubishi Corp.	5,531,212	0.2
281,961	Mitsubishi Electric Corp.	3,839,094	0.2
182,627	Mitsubishi Estate Co., Ltd.	3,494,545	0.2
24,739	Mitsubishi Gas Chemical Co., Inc.	376,879	0.0
49,519	Mitsubishi Heavy Industries Ltd.	1,920,191	0.1
17,251	Mitsubishi Materials Corp.	468,187	0.0
103,615	Mitsubishi Motors Corp.	431,895	0.0
34,713	Mitsubishi Tanabe Pharma Corp.	636,813	0.0
1,900,106	Mitsubishi UFJ Financial Group, Inc.	10,272,612	0.5
62,276	Mitsubishi UFJ Lease & Finance Co., Ltd.	400,914	0.0
255,701	Mitsui & Co., Ltd.	4,545,220	0.2
28,414	Mitsui Chemicals, Inc.	692,146	0.0
137,819	Mitsui Fudosan Co., Ltd.	3,368,286	0.2
17,693	Mitsui OSK Lines Ltd.	486,565	0.0
73,354	MS&AD Insurance Group Holdings, Inc.	2,421,320	0.1
3,726,161	Mizuho Financial Group, Inc.	5,739,852	0.3
19,300 (3)	MonotaRO Co. Ltd.	513,785	0.0
88,744	Murata Manufacturing Co., Ltd.	5,462,069	0.2
17,421	Nabtesco Corp.	513,344	0.0
28,800	Nagoya Railroad Co., Ltd.	894,325	0.0
38,220	NEC Corp.	1,581,714	0.1
76,100 (2)	Nexon Co. Ltd.	1,009,489	0.1
40,469	NGK Insulators Ltd.	704,000	0.0
24,185	NGK Spark Plug Co., Ltd.	468,802	0.0
12,709	NH Foods Ltd.	526,451	0.0
34,492	Nidec Corp.	4,711,049	0.2
49,569	Nikon Corp.	606,212	0.0
17,294	Nintendo Co., Ltd.	6,916,911	0.3
307	Nippon Prologis REIT, Inc.	781,901	0.0
207	Nippon Building Fund, Inc.	1,517,362	0.1
12,122	Nippon Express Co., Ltd.	710,580	0.0

See Accompanying Notes to Financial Statements

45

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
22,617 (3)	Nippon Paint Holdings Co., Ltd.	1,164,361	0.1
7,100	Nippon Shinyaku Co., Ltd.	614,814	0.0
124,780	Nippon Steel Corp.	1,880,800	0.1
198,796	Nippon Telegraph & Telephone Corp.	5,024,309	0.2
23,603	Nippon Yusen KK	425,413	0.0
19,400	Nissan Chemical Corp.	812,430	0.0
358,592	Nissan Motor Co., Ltd.	2,077,947	0.1
30,567	Nisshin Seifun Group, Inc.	533,317	0.0
9,817	Nissin Food Products Co., Ltd.	729,136	0.0
12,406	Nitori Co., Ltd.	1,958,304	0.1
24,542	Nitto Denko Corp.	1,379,943	0.1
512,626	Nomura Holdings, Inc.	2,637,866	0.1
19,345	Nomura Real Estate Holdings, Inc.	463,995	0.0
632	Nomura Real Estate Master Fund, Inc.	1,081,056	0.1
52,368	Nomura Research Institute Ltd.	1,119,944	0.1
55,349	NSK Ltd.	523,225	0.0
97,520	NTT Data Corp.	1,304,231	0.1
206,054	NTT DoCoMo, Inc.	5,739,869	0.3
100,315	Obayashi Corp.	1,114,165	0.1
10,000	Obic Co., Ltd.	1,347,008	0.1
45,527	Odakyu Electric Railway Co., Ltd.	1,062,100	0.1
133,226	Oji Holdings Corp.	720,484	0.0
180,028	Olympus Corp.	2,774,718	0.1
29,723	Omron Corp.	1,732,500	0.1
58,790	Ono Pharmaceutical Co., Ltd.	1,342,194	0.1
5,900	Oracle Corp. Japan	535,477	0.0
30,880	Oriental Land Co., Ltd.	4,213,309	0.2
204,563	ORIX Corp.	3,389,889	0.2
411	Orix JREIT, Inc.	890,860	0.0
57,965	Osaka Gas Co., Ltd.	1,108,476	0.1
16,122	Otsuka Corp.	643,831	0.0
60,346	Otsuka Holdings Co. Ltd.	2,689,878	0.1
341,031	Panasonic Corp.	3,198,594	0.1
17,899	Park24 Co., Ltd.	438,276	0.0
14,400 (2)	PeptiDream, Inc.	735,888	0.0
27,400	Persol Holdings Co. Ltd.	513,507	0.0
17,900 (3)	Pigeon Corp.	655,430	0.0
14,200 (3)	Pola Orbis Holdings, Inc.	338,231	0.0
132,970 (2),(3)	Rakuten, Inc.	1,135,987	0.1
209,600	Recruit Holdings Co. Ltd.	7,850,642	0.3
117,600 (2)	Renesas Electronics Corp.	803,437	0.0
323,113	Resona Holdings, Inc.	1,408,298	0.1
103,532	Ricoh Co., Ltd.	1,126,584	0.1
5,166	Rinnai Corp.	403,719	0.0
14,450	Rohm Co., Ltd.	1,152,952	0.1
36,900	Ryohin Keikaku Co., Ltd.	860,004	0.0
6,888	Sankyo Co., Ltd.	228,770	0.0
55,545	Santen Pharmaceutical Co., Ltd.	1,057,752	0.1
36,570	SBI Holdings, Inc.	772,076	0.0
32,406	Secom Co., Ltd.	2,892,000	0.1
26,710	Sega Sammy Holdings, Inc.	386,751	0.0
30,800	Seibu Holdings, Inc.	506,650	0.0
43,216 (3)	Seiko Epson Corp.	652,512	0.0
56,119	Sekisui Chemical Co., Ltd.	973,659	0.1
95,985	Sekisui House Ltd.	2,049,746	0.1
116,371	Seven & I Holdings Co., Ltd.	4,265,630	0.2
92,107	Seven Bank Ltd.	301,751	0.0
22,300	SG Holdings Co. Ltd.	502,325	0.0
32,900	Sharp Corp.	502,794	0.0
34,272	Shimadzu Corp.	1,071,795	0.1
3,461	Shimamura Co., Ltd.	263,119	0.0
11,455	Shimano, Inc.	1,858,356	0.1
91,392	Shimizu Corp.	930,994	0.1
56,189	Shin-Etsu Chemical Co., Ltd.	6,179,279	0.3
29,994	Shinsei Bank Ltd.	457,624	0.0
41,632	Shionogi & Co., Ltd.	2,575,419	0.1
61,762	Shiseido Co., Ltd.	4,385,719	0.2
70,081	Shizuoka Bank Ltd.	521,280	0.0
20,800 (3)	Showa Denko KK	548,195	0.0
8,836	SMC Corp.	4,040,839	0.2
258,800	Softbank Corp.	3,470,425	0.2
242,192	SoftBank Group Corp.	10,515,261	0.5
11,000	Sohgo Security Services Co., Ltd.	595,374	0.0
51,913	Sompo Holdings, Inc.	2,038,603	0.1
196,370	Sony Corp.	13,333,074	0.6
23,498	Sony Financial Holdings, Inc.	564,066	0.0
14,300	Square Enix Holdings Co., Ltd.	712,053	0.0
20,288	Stanley Electric Co., Ltd.	585,943	0.0
95,035	Subaru Corp.	2,354,001	0.1
38,500	Sumco Corp.	637,898	0.0
230,171	Sumitomo Chemical Co., Ltd.	1,045,107	0.1
183,555	Sumitomo Corp.	2,726,406	0.1
24,609	Sumitomo Dainippon Pharma Co. Ltd.	476,803	0.0
116,533	Sumitomo Electric Industries Ltd.	1,750,111	0.1
17,096	Sumitomo Heavy Industries	485,609	0.0
35,980	Sumitomo Metal Mining Co., Ltd.	1,158,556	0.1
205,351	Sumitomo Mitsui Financial Group, Inc.	7,584,715	0.3
51,285	Sumitomo Mitsui Trust Holdings, Inc.	2,027,345	0.1
51,496	Sumitomo Realty & Development Co., Ltd.	1,796,669	0.1
26,459	Sumitomo Rubber Industries, Inc.	322,634	0.0
11,100	Sundrug Co., Ltd.	401,620	0.0
21,434	Suntory Beverage & Food Ltd.	894,841	0.0
11,217	Suzuken Co., Ltd.	457,182	0.0
56,844	Suzuki Motor Corp.	2,372,780	0.1
25,838	Sysmex Corp.	1,759,179	0.1
86,011	T&D Holdings, Inc.	1,087,670	0.1
18,700	Taiheiyo Cement Corp.	548,903	0.0
31,261	Taisei Corp.	1,294,863	0.1
5,200	Taisho Pharmaceutical Holdings Co. Ltd.	383,735	0.0
20,025	Taiyo Nippon Sanso Corp.	443,232	0.0
231,522	Takeda Pharmaceutical Co., Ltd.	9,157,210	0.4
20,012	TDK Corp.	2,248,931	0.1
27,501	Teijin Ltd.	513,778	0.0
99,728	Terumo Corp.	3,537,783	0.2

See Accompanying Notes to Financial Statements

46

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
18,578	THK Co., Ltd.	498,787	0.0
29,485	Tobu Railway Co., Ltd.	1,067,386	0.1
17,500	Toho Co., Ltd.	729,263	0.0
11,500	Toho Gas Co., Ltd.	469,570	0.0
66,013	Tohoku Electric Power Co., Inc.	654,426	0.0
98,688	Tokio Marine Holdings, Inc.	5,525,426	0.2
6,600	Tokyo Century Corp.	351,410	0.0
235,766 (2)	Tokyo Electric Power Co., Inc.	1,009,210	0.1
24,265	Tokyo Electron Ltd.	5,297,779	0.2
58,172	Tokyo Gas Co., Ltd.	1,413,516	0.1
77,194	Tokyu Corp.	1,427,525	0.1
94,535	Tokyu Fudosan Holdings Corp.	652,794	0.0
43,216	Toppan Printing Co., Ltd.	892,767	0.0
214,203	Toray Industries, Inc.	1,451,338	0.1
76,661	Toshiba Corp.	2,602,008	0.1
40,200	Tosoh Corp.	619,313	0.0
21,834	Toto Ltd.	921,987	0.1
21,885	Toyo Seikan Group Holdings, Ltd.	376,733	0.0
13,688	Toyo Suisan Kaisha Ltd.	581,272	0.0
10,000	Toyoda Gosei Co., Ltd.	249,694	0.0
22,605	Toyota Industries Corp.	1,300,693	0.1
352,858	Toyota Motor Corp.	24,862,907	1.1
32,854	Toyota Tsusho Corp.	1,154,083	0.1
19,553 (2)	Trend Micro, Inc.	1,000,524	0.1
5,700	Tsuruha Holdings, Inc.	731,869	0.0
62,378	Unicharm Corp.	2,106,331	0.1
464	United Urban Investment Corp.	871,419	0.0
33,826	USS Co., Ltd.	639,423	0.0
7,300	Welcia Holdings Co. Ltd.	463,764	0.0
25,021	West Japan Railway Co.	2,164,155	0.1
411,644	Z Holdings Corp.	1,738,008	0.1
18,485	Yakult Honsha Co., Ltd.	1,018,755	0.1
97,037	Yamada Denki Co., Ltd.	514,881	0.0
22,207	Yamaha Corp.	1,231,234	0.1
43,204	Yamaha Motor Co., Ltd.	865,505	0.0
47,701	Yamato Holdings Co., Ltd.	813,283	0.0
18,700	Yamazaki Baking Co., Ltd.	334,156	0.0
37,042	Yaskawa Electric Corp.	1,395,409	0.1
35,273	Yokogawa Electric Corp.	619,432	0.0
18,369	Yokohama Rubber Co., Ltd.	356,266	0.0
16,800	ZOZO, Inc.	321,297	0.0
		559,251,132	24.0

	Luxembourg: 0.1%
56,269	SES S.A. - Luxembourg	788,965	0.0
72,940	Tenaris S.A.	826,409	0.1
		1,615,374	0.1

	Macau: 0.2%
334,159	Galaxy Entertainment Group Ltd.	2,459,950	0.1
374,802	Sands China Ltd.	2,002,594	0.1
306,365	SJM Holdings Ltd.	348,846	0.0
240,879 (3)	Wynn Macau Ltd.	593,556	0.0
		5,404,946	0.2

	Netherlands: 6.2%
65,338 (4)	ABN AMRO Bank NV	1,190,878	0.0
1,599 (2),(4)	Adyen NV	1,315,337	0.1
275,147	Aegon NV	1,259,521	0.1
18,990 (2)	AerCap Holdings NV	1,167,315	0.1
90,141	Airbus SE	13,229,626	0.6
35,179	Akzo Nobel NV	3,592,634	0.2
104,522 (2)	Altice NV	676,835	0.0
102,601	ArcelorMittal SA	1,807,805	0.1
65,749	ASML Holding NV	19,465,511	0.8
16,752	EXOR NV	1,298,813	0.1
17,796	Heineken Holding NV	1,729,645	0.1
40,037	Heineken NV	4,273,084	0.2
601,852	ING Groep NV	7,235,745	0.3
182,843	Koninklijke Ahold Delhaize NV	4,584,333	0.2
28,024	Koninklijke DSM NV	3,664,032	0.2
551,811	Koninklijke KPN NV	1,633,024	0.1
140,067	Koninklijke Philips NV	6,847,025	0.3
10,860	Koninklijke Vopak NV	590,139	0.0
47,299	NN Group NV	1,798,448	0.1
43,111	NXP Semiconductor NV - NXPI - US	5,486,306	0.2
75,285 (2)	Prosus NV	5,634,474	0.2
35,058 (2)	QIAGEN NV	1,194,548	0.0
18,404	Randstad NV	1,127,713	0.0
662,992	Royal Dutch Shell PLC - Class A	19,634,123	0.8
575,134	Royal Dutch Shell PLC - Class B	17,072,205	0.7
226,797	Unilever NV	13,016,102	0.6
43,206	Wolters Kluwer NV	3,154,722	0.1
		143,679,943	6.2

	New Zealand: 0.3%
113,515 (2)	a2 Milk Co. Ltd.	1,149,384	0.1
149,684	Auckland International Airport Ltd.	882,296	0.1
88,632	Fisher & Paykel Healthcare Corp. Ltd.	1,326,467	0.1
131,812	Fletcher Building Ltd.	451,811	0.0
106,276	Mercury NZ Ltd.	361,517	0.0
197,946	Meridian Energy Ltd.	666,784	0.0
61,786	Ryman Healthcare Ltd.	679,064	0.0
283,626	Spark New Zealand Ltd.	827,058	0.0
		6,344,381	0.3

	Norway: 0.6%
16,687	Det Norske Oljeselskap ASA	547,674	0.0
146,665	DNB ASA	2,744,528	0.1
154,711	Equinor ASA	3,085,291	0.1
30,893	Gjensidige Forsikring ASA	648,473	0.0
67,753	Mowi ASA	1,761,641	0.1
207,731	Norsk Hydro ASA	772,471	0.0
115,421	Orkla ASA	1,170,463	0.1
15,140	Schibsted ASA - Class B	432,657	0.0
111,500	Telenor ASA	1,998,713	0.1
27,432	Yara International ASA	1,142,921	0.1
		14,304,832	0.6

	Portugal: 0.1%
395,363	EDP - Energias de Portugal SA	1,715,644	0.1
77,427	Galp Energia SGPS SA	1,299,855	0.0
38,881	Jeronimo Martins SGPS SA	640,734	0.0
		3,656,233	0.1

	Singapore: 1.3%
445,956	Ascendas Real Estate Investment Trust	985,275	0.1

See Accompanying Notes to Financial Statements

47

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore: (continued)
422,742	CapitaLand Commercial Trust	626,082	0.0
396,096	CapitaLand Ltd.	1,105,313	0.1
398,801	CapitaLand Mall Trust	730,031	0.0
70,181	City Developments Ltd.	571,192	0.0
334,602	ComfortDelgro Corp., Ltd.	592,048	0.0
277,220	DBS Group Holdings Ltd.	5,345,146	0.2
934,012	Genting Singapore Ltd.	639,601	0.0
15,270	Jardine Cycle & Carriage Ltd.	341,479	0.0
224,704	Keppel Corp., Ltd.	1,132,187	0.1
314,000	Mapletree Commercial Trust	558,372	0.0
501,822	Oversea-Chinese Banking Corp., Ltd.	4,105,186	0.2
104,200	SATS Ltd.	392,221	0.0
151,894	SembCorp Industries Ltd.	258,675	0.0
83,360	Singapore Airlines Ltd.	560,454	0.0
124,151	Singapore Exchange Ltd.	817,675	0.1
249,727	Singapore Press Holdings Ltd.	404,532	0.0
1,261,150	Singapore Telecommunications Ltd.	3,161,852	0.2
241,206	Singapore Technologies Engineering Ltd.	706,406	0.0
302,200	Suntec Real Estate Investment Trust	413,694	0.0
194,656	United Overseas Bank Ltd.	3,828,228	0.2
71,600	UOL Group Ltd.	443,133	0.0
42,500	Venture Corp. Ltd.	512,710	0.0
296,776	Wilmar International Ltd.	909,233	0.1
368,300	Yangzijiang Shipbuilding Holdings Ltd.	307,003	0.0
		29,447,728	1.3

	Spain: 2.8%
– (1)	Abertis Infraestructuras SA	–	–
40,439	ACS Actividades de Construccion y Servicios SA	1,622,184	0.1
10,426 (4)	Aena SME SA	1,998,860	0.1
66,748	Amadeus IT Group SA	5,466,470	0.2
1,029,950	Banco Bilbao Vizcaya Argentaria SA	5,782,503	0.2
882,293	Banco de Sabadell SA	1,033,089	0.0
– (1)	Banco Popular Espanol S.A.	–	–
2,567,670 (3)	Banco Santander SA	10,765,643	0.5
189,653 (3)	Bankia SA	406,077	0.0
104,132	Bankinter S.A.	764,874	0.0
38,690 (4)	Cellnex Telecom SA	1,668,926	0.1
554,351	CaixaBank SA	1,745,693	0.1
35,032	Enagas	893,581	0.0
49,062	Endesa S.A.	1,310,194	0.1
77,314	Ferrovial SA - FERE	2,342,404	0.1
46,075 (3)	Grifols SA	1,627,906	0.1
933,982	Iberdrola S.A.	9,625,259	0.4
168,494	Industria de Diseno Textil SA	5,954,690	0.3
166,488	Mapfre SA	441,452	0.0
45,404	Naturgy Energy Group SA	1,143,324	0.0
66,862	Red Electrica Corp. SA	1,347,259	0.1
222,293	Repsol SA	3,492,274	0.2
36,824 (3)	Siemens Gamesa Renewable Energy SA	648,499	0.0
721,799	Telefonica S.A.	5,047,639	0.2
		65,128,800	2.8

	Sweden: 2.5%
48,593	Alfa Laval AB	1,223,779	0.1
154,819	Assa Abloy AB	3,618,965	0.2
103,725	Atlas Copco AB - A Shares	4,140,253	0.2
60,275	Atlas Copco AB - B Shares	2,092,811	0.1
42,248	Boliden AB - BOLS	1,122,051	0.1
34,839	Electrolux AB	856,459	0.0
101,794	Epiroc AB - A Shares	1,244,865	0.1
60,237	Epiroc AB - B Shares	715,899	0.0
93,681	Essity AB	3,017,112	0.1
13,981 (3)	ICA Gruppen AB	653,080	0.0
124,092 (3)	Hennes & Mauritz AB	2,531,172	0.1
40,683	Hexagon AB - B Shares	2,280,335	0.1
64,512	Husqvarna AB - B Shares	516,980	0.0
25,799	Industrivarden AB-Class C	622,157	0.0
70,356	Investor AB - B Shares	3,841,003	0.2
37,367	Kinnevik AB	915,680	0.0
11,739	Lundbergforetagen AB	515,325	0.0
28,918	Lundin Petroleum AB	981,895	0.0
15,341 (3)	Millicom International Cellular S.A.	736,735	0.0
174,382	Sandvik AB	3,396,502	0.1
48,367	Securitas AB	833,326	0.0
251,393	Skandinaviska Enskilda Banken AB	2,364,069	0.1
52,540	Skanska AB	1,188,540	0.1
58,699	SKF AB - B Shares	1,188,439	0.1
236,593	Svenska Handelsbanken AB	2,548,167	0.1
139,884	Swedbank AB	2,079,513	0.1
26,251	Swedish Match AB	1,352,365	0.1
77,136	Tele2 AB	1,119,555	0.0
474,575	Telefonaktiebolaget LM Ericsson	4,146,749	0.2
422,645	Telia Co. AB	1,815,905	0.1
229,423	Volvo AB - B Shares	3,840,815	0.2
		57,500,501	2.5

	Switzerland: 9.6%
284,666	ABB Ltd.	6,867,039	0.3
24,038	Adecco Group AG	1,519,736	0.1
64,164 (2)	Alcon, Inc.	3,634,353	0.2
7,538	Baloise Holding AG	1,364,268	0.1
466	Barry Callebaut AG	1,028,689	0.0
16	Chocoladefabriken Lindt & Sprungli AG - REG - LISN	1,413,515	0.1
164	Chocoladefabriken Lindt & Sprungli AG - PC - LISP	1,273,466	0.0
80,630	Cie Financiere Richemont SA	6,301,309	0.3
30,764	Clariant AG	687,526	0.0
30,801	Coca-Cola HBC AG	1,046,933	0.0
394,812	Credit Suisse Group AG	5,336,941	0.2
6,289	Dufry Group	623,625	0.0
1,264	EMS-Chemie Holding AG	830,998	0.0
5,722	Geberit AG - Reg	3,211,652	0.1

See Accompanying Notes to Financial Statements

48

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland: (continued)
1,426	Givaudan	4,467,651	0.2
1,674,995	Glencore PLC	5,215,499	0.2
76,265	LafargeHolcim Ltd.-CHF	4,230,990	0.2
34,571	Julius Baer Group Ltd.	1,782,236	0.1
8,341	Kuehne & Nagel International AG	1,406,849	0.1
11,503	Lonza Group AG	4,196,380	0.2
459,869	Nestle SA	49,787,842	2.1
331,831	Novartis AG	31,420,947	1.3
5,963	Pargesa Holding SA	495,414	0.0
2,887	Partners Group	2,646,014	0.1
108,521	Roche Holding AG	35,269,631	1.5
6,289	Schindler Holding AG - Part Cert	1,599,300	0.1
3,108	Schindler Holding AG - Reg	761,125	0.0
815	SGS SA	2,232,019	0.1
19,710	Sika AG	3,701,450	0.2
8,578	Sonova Holding AG - Reg	1,961,004	0.1
105,487	STMicroelectronics NV-STM1	2,846,118	0.1
1,594	Straumann Holding AG	1,563,606	0.1
4,394	Swatch Group AG - BR	1,226,828	0.1
8,622	Swatch Group AG - Reg	456,102	0.0
5,218	Swiss Life Holding AG	2,617,716	0.1
11,731	Swiss Prime Site AG	1,357,209	0.1
45,586	Swiss Re Ltd.	5,121,247	0.2
4,001	Swisscom AG	2,118,033	0.1
10,051	Temenos AG	1,589,961	0.1
596,077	UBS Group AG	7,522,127	0.3
7,028	Vifor Pharma AG	1,282,648	0.1
23,149	Zurich Insurance Group AG	9,495,710	0.4
		223,511,706	9.6

	United Arab Emirates: 0.0%
14,508 (3)	NMC Health PLC	339,916	0.0

	United Kingdom: 14.3%
150,295	3i Group PLC	2,187,065	0.1
29,212	Admiral Group PLC	892,677	0.0
160,256	Anglo American PLC	4,603,855	0.2
60,912	Antofagasta PLC	737,511	0.0
71,311	Ashtead Group PLC	2,280,164	0.1
55,028	Associated British Foods PLC	1,893,025	0.1
202,620	AstraZeneca PLC	20,280,762	0.9
143,531 (4)	Auto Trader Group PLC	1,133,493	0.0
10,106	AVEVA Group PLC	623,470	0.0
604,981	Aviva PLC	3,357,999	0.1
494,691	BAE Systems PLC	3,703,934	0.2
2,663,111	Barclays PLC	6,350,165	0.3
156,669	Barratt Developments PLC	1,551,259	0.1
18,491	Berkeley Group Holdings PLC	1,190,131	0.1
3,147,142	BP PLC	19,798,193	0.8
354,306	British American Tobacco PLC	15,058,844	0.6
135,417	British Land Co. PLC	1,145,844	0.0
1,302,818	BT Group PLC	3,319,851	0.1
51,980	Bunzl PLC	1,421,700	0.1
63,556	Burberry Group PLC	1,855,569	0.1
24,688	Carnival PLC	1,183,392	0.1
906,379	Centrica PLC	1,072,134	0.0
156,893	CNH Industrial NV	1,722,677	0.1
23,965	Coca-Cola European Partners PLC - EUR	1,200,266	0.1
11,869 (3)	Coca-Cola European Partners PLC - USD	603,895	0.0
245,020	Compass Group PLC	6,140,676	0.3
60,857	CRH PLC - London	2,454,495	0.1
19,850	Croda International PLC	1,348,392	0.1
365,574	Diageo PLC	15,404,182	0.7
212,388	Direct Line Insurance Group PLC	878,772	0.0
24,542	easyJet PLC	462,297	0.0
78,494	Evraz PLC	420,324	0.0
140,567	Experian PLC	4,765,179	0.2
35,433	Ferguson PLC	3,224,668	0.1
167,660	Fiat Chrysler Automobiles NV	2,485,828	0.1
239,666	G4S PLC	693,086	0.0
770,438	GlaxoSmithKline PLC	18,103,135	0.8
89,882	GVC Holdings PLC	1,052,715	0.0
58,642	Halma PLC	1,642,142	0.1
43,959	Hargreaves Lansdown PLC	1,127,609	0.0
3,119,223	HSBC Holdings PLC	24,418,822	1.0
147,782	Imperial Brands PLC	3,656,195	0.2
193,358	Informa PLC	2,199,197	0.1
26,712	InterContinental Hotels Group PLC	1,835,521	0.1
24,929	Intertek Group PLC	1,931,715	0.1
559,604	ITV PLC	1,119,650	0.0
272,760	J Sainsbury PLC	831,719	0.0
68,047	JD Sports Fashion PLC	755,843	0.0
29,894	Johnson Matthey PLC	1,188,635	0.1
325,937	Kingfisher PLC	938,290	0.0
108,803	Land Securities Group PLC	1,428,214	0.1
920,753	Legal & General Group PLC	3,698,742	0.2
10,834,897	Lloyds Banking Group Plc	8,975,926	0.4
48,596	London Stock Exchange Group PLC	4,994,344	0.2
395,383 (2)	M&G PLC	1,242,282	0.1
301,209	Marks & Spencer Group PLC	854,072	0.0
120,009	Meggitt PLC	1,045,281	0.0
750,427	Melrose Industries PLC	2,390,296	0.1
52,926	Micro Focus International PLC	742,854	0.0
75,001	Mondi PLC	1,758,725	0.1
537,630	National Grid PLC	6,718,897	0.3
20,618	Next PLC	1,921,254	0.1
70,242 (2)	Ocado Group PLC	1,191,805	0.1
120,701 (3)	Pearson PLC	1,019,701	0.0
49,200	Persimmon PLC	1,757,391	0.1
401,790	Prudential PLC	7,698,602	0.3
109,682	Reckitt Benckiser Group PLC	8,909,361	0.4
300,290	Relx PLC (GBP Exchange)	7,580,375	0.3
285,656	Rentokil Initial PLC	1,712,111	0.1
174,581	Rio Tinto PLC	10,334,385	0.4
267,446	Rolls-Royce Holdings PLC	2,417,196	0.1
747,063	Royal Bank of Scotland Group PLC	2,396,552	0.1
159,300	RSA Insurance Group PLC	1,193,914	0.1
167,838	Sage Group PLC/The	1,665,080	0.1
19,202	Schroders PLC	847,892	0.0
168,868	Segro PLC	2,010,804	0.1
36,670	Severn Trent PLC	1,221,621	0.1
135,114	Smith & Nephew PLC	3,256,368	0.1

See Accompanying Notes to Financial Statements

49

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
61,160	Smiths Group PLC	1,366,027	0.1
11,370	Spirax-Sarco Engineering PLC	1,338,412	0.1
157,813	SSE PLC	3,009,867	0.1
82,009	St. James's Place PLC	1,264,156	0.1
421,511	Standard Chartered PLC	3,971,963	0.2
369,222	Standard Life Aberdeen PLC	1,606,358	0.1
506,571	Taylor Wimpey PLC	1,298,894	0.1
1,512,745	Tesco PLC	5,112,559	0.2
171,431	Unilever PLC	9,813,231	0.4
105,327	United Utilities Group PLC	1,318,061	0.1
4,140,252	Vodafone Group PLC	8,037,833	0.3
40,099	Weir Group PLC	801,985	0.0
20,645	Whitbread PLC	1,324,977	0.1
369,526	WM Morrison Supermarkets PLC	977,976	0.0
194,917	WPP PLC	2,742,941	0.1
		333,216,247	14.3

	Total Common Stock
	(Cost $1,908,347,226)	2,279,836,645	97.7

PREFERRED STOCK: 0.5%
	Germany: 0.5%
8,670	Bayerische Motoren Werke AG	533,745	0.0
10,735	Fuchs Petrolub AG	533,354	0.0
27,520	Henkel AG & Co. KGaA	2,842,843	0.1
23,652	Porsche AG	1,754,946	0.1
5,494	Sartorius AG	1,174,414	0.1
28,666	Volkswagen AG	5,642,593	0.2
		12,481,895	0.5

	United Kingdom: 0.0%
12,179,282 (2)	Rolls-Royce Holdings PLC - C Shares	16,133	0.0

	Total Preferred Stock
	(Cost $11,167,035)	12,498,028	0.5

RIGHTS: 0.0%
	Spain: 0.0%
222,293 (2)	Repsol SA	105,474	0.0

	Total Rights
	(Cost $105,054)	105,474	0.0

	Total Long-Term Investments
	(Cost $1,919,619,315)	2,292,440,147	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Commercial Paper: 0.3%
425,000 (5)	Australia & New Zealand Banking, 1.830%, 03/13/2020	423,417	0.0
575,000 (5)	Banco Santander S.A., 1.950%, 02/05/2020	573,966	0.1
625,000 (5)	DBS Bank Ltd., 1.820%, 02/18/2020	623,479	0.1
400,000 (5)	Flex Co. LLC, 1.910%, 01/31/2020	399,380	0.0
300,000 (5)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	299,412	0.0
550,000 (5)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	548,811	0.0
600,000 (5)	LMA Americas LLC, 1.810%, 01/23/2020	599,221	0.1
550,000 (5)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	548,866	0.0
554,000 (5)	Societe Generale, 1.970%, 01/09/2020	553,751	0.0
425,000 (5)	Starbird Funding Corp., 1.840%, 03/02/2020	423,644	0.0
550,000 (5)	Starbird Funding Corp., 1.910%, 02/20/2020	548,558	0.0
450,000 (5)	United Overseas Bnk Group, 1.900%, 01/24/2020	449,515	0.0

	Total Commercial Paper
	(Cost $5,992,020)	5,992,020	0.3

	Floating Rate Notes: 0.5%
525,000 (5)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	525,152	0.0
550,000 (5)	Bank of America Corp., 1.910%, 05/07/2020	550,000	0.0
475,000 (5)	Bedford Row Funding, 1.960%, 05/18/2020	475,080	0.0
500,000 (5)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	500,140	0.0
425,000 (5)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	425,071	0.0
525,000 (5)	Credit Suisse Group AG, 1.890%, 04/17/2020	525,235	0.0
475,000 (5)	DNB ASA, 1.930%, 02/14/2020	475,068	0.0
675,000 (5)	HSBC Holdings PLC, 1.940%, 04/02/2020	675,109	0.1
375,000 (5)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	375,096	0.0
575,000 (5)	Mitsubishi UFJ Financial Group, Inc., 2.050%, 02/25/2020	575,199	0.1
525,000 (5)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	525,022	0.0
425,000 (5)	Mizuho Financial Group Inc., 1.970%, 05/06/2020	425,021	0.0
675,000 (5)	National Bank Of Canada, 1.990%, 05/01/2020	675,087	0.1
475,000 (5)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	475,015	0.0
475,000 (5)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	475,057	0.0
550,000 (5)	Sumitomo Mitsui Trust Holdings, Inc., 1.920%, 02/12/2020	550,091	0.1

See Accompanying Notes to Financial Statements

50

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes: (continued)
400,000 (5)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	399,997	0.0
525,000 (5)	The Norinchukin Bank, 2.050%, 04/24/2020	525,189	0.0
550,000 (5)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	549,958	0.0
400,000 (5)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	399,933	0.0
675,000 (5)	Toronto-Dominion Bank, 1.850%, 02/13/2020	675,019	0.1
375,000 (5)	Westpac Banking Corp, 1.830%, 02/10/2020	375,030	0.0

	Total Floating Rate Notes
	(Cost $11,151,569)	11,151,569	0.5

	Repurchase Agreements: 1.5%
14,068,265 (5)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/19, 1.65%, due 01/02/20 (Repurchase Amount $14,069,537, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $14,349,630, due 11/01/32-01/01/49)	14,068,265	0.6
2,514,798 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,515,016, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,565,094, due 01/25/20-10/15/60)	2,514,798	0.1
14,068,265 (5)	Millennium Fixed Income Ltd., Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $14,069,614, collateralized by various U.S. Government Securities, 0.125%-2.250%, Market Value plus accrued interest $14,349,632, due 04/15/20-03/31/21)	14,068,265	0.6
4,510,712 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $4,511,145, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $4,601,050, due 04/15/21-02/15/47)	4,510,712	0.2

	Total Repurchase Agreements
	(Cost $35,162,040)	35,162,040	1.5

	Certificates of Deposit: 0.1%
800,000 (5)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	800,226	0.1
575,000 (5)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	574,953	0.0
350,000 (5)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.850%, 02/27/2020	349,951	0.0
550,000 (5)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	550,022	0.0
300,000 (5)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	300,011	0.0
300,000 (5)	Toronto-Dominion Bank, 1.850%, 03/18/2020	300,045	0.0

	Total Certificates of Deposit
	(Cost $2,875,208)	2,875,208	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds(5): 1.6%
1,370,000 (5)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	1,370,000	0.0
35,114,000 (5),(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	35,114,000	1.5
1,500,000 (5),(6)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	1,500,000	0.1
	Total Mutual Funds
	(Cost $37,984,000)	37,984,000	1.6

	Total Short-Term Investments
	(Cost $93,164,837)	93,164,837	4.0

See Accompanying Notes to Financial Statements

51

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds(5): (continued)
	Total Investments in Securities (Cost $2,012,784,152)	$2,385,604,984	102.2
	Liabilities in Excess of Other Assets	(51,985,754)	(2.2)
	Net Assets	$2,333,619,230	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

52

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Communication Services: 8.0%
200	Capcom Co., Ltd.	$5,536	0.1
200	CyberAgent, Inc.	6,967	0.1
100	Daiichikosho Co., Ltd.	5,242	0.1
300	Dena Co., Ltd.	4,835	0.1
300	Dentsu, Inc.	10,337	0.1
500	Fuji Media Holdings, Inc.	7,099	0.1
500	Hakuhodo DY Holdings, Inc.	8,046	0.1
300	Kakaku.com, Inc.	7,660	0.1
2,200	KDDI Corp.	65,640	0.9
123	Konami Holdings Corp.	5,054	0.1
100 (1)	LINE Corp.	4,913	0.1
900 (1)	Nexon Co. Ltd.	11,939	0.2
200	Nintendo Co., Ltd.	79,992	1.1
4,000	Nippon Telegraph & Telephone Corp.	101,095	1.4
500	Nippon Television Holdings, Inc.	6,671	0.1
2,200	NTT DoCoMo, Inc.	61,283	0.8
2,700	Softbank Corp.	36,206	0.5
2,400	SoftBank Group Corp.	104,201	1.4
100	Square Enix Holdings Co., Ltd.	4,979	0.1
200	Toho Co., Ltd.	8,334	0.1
400	Tokyo Broadcasting System Holdings, Inc.	6,791	0.1
4,500	Z Holdings Corp.	19,000	0.3
		571,820	8.0

	Consumer Discretionary: 16.1%
100	ABC-Mart, Inc.	6,826	0.1
270	Aisin Seiki Co., Ltd.	10,001	0.1
300	Asics Corp.	4,977	0.1
400	Autobacs Seven Co., Ltd.	6,299	0.1
300	Bandai Namco Holdings, Inc.	18,250	0.2
200	Benesse Holdings, Inc.	5,257	0.1
500	BIC Camera, Inc.	5,693	0.1
900	Bridgestone Corp.	33,435	0.5
400	Casio Computer Co., Ltd.	7,993	0.1
200	Colowide Co., Ltd.	4,135	0.1
600	Denso Corp.	27,097	0.4
800	Pan Pacific International Holdings Corp.	13,273	0.2
100	Fuji Kyuko Co., Ltd.	3,867	0.0
435	H2O Retailing Corp.	4,862	0.1
600	Haseko Corp.	8,054	0.1
288	Heiwa Corp.	6,031	0.1
2,400	Honda Motor Co., Ltd.	67,924	0.9
–	Hoosiers Holdings Co. Ltd.	–	–
420	Iida Group Holdings Co. Ltd.	7,361	0.1
800	Isetan Mitsukoshi Holdings Ltd.	7,184	0.1
1,000	Isuzu Motors Ltd.	11,821	0.2
100	Izumi Co., Ltd.	3,602	0.0
500	J Front Retailing Co., Ltd.	6,974	0.1
200	Koito Manufacturing Co., Ltd.	9,261	0.1
440	Ks Holdings Corp.	5,753	0.1
120	Kyoritsu Maintenance Co., Ltd.	5,683	0.1
300	Marui Group Co., Ltd.	7,315	0.1
1,100	Mazda Motor Corp.	9,374	0.1
1,300	Mitsubishi Motors Corp.	5,419	0.1
300	NGK Spark Plug Co., Ltd.	5,815	0.1
600	NHK Spring Co., Ltd.	5,430	0.1
200	Nifco, Inc.	5,462	0.1
600	Nikon Corp.	7,338	0.1
3,400	Nissan Motor Co., Ltd.	19,702	0.3
100	Nitori Co., Ltd.	15,785	0.2
400	NOK Corp.	5,966	0.1
300	Oriental Land Co., Ltd.	40,932	0.6
100	Paltac Corp.	4,777	0.1
3,650	Panasonic Corp.	34,234	0.5
1,500 (1)	Rakuten, Inc.	12,815	0.2
300	Resorttrust, Inc.	5,086	0.1
100	Rinnai Corp.	7,815	0.1
500	Ryohin Keikaku Co., Ltd.	11,653	0.2
300	Sangetsu Co., Ltd.	5,657	0.1
200	Sankyo Co., Ltd.	6,643	0.1
300	Sanrio Co., Ltd.	5,891	0.1
400	Sega Sammy Holdings, Inc.	5,792	0.1
800	Sekisui Chemical Co., Ltd.	13,880	0.2
1,100	Sekisui House Ltd.	23,490	0.3
400	Sharp Corp.	6,113	0.1
100	Shimamura Co., Ltd.	7,602	0.1
100	Shimano, Inc.	16,223	0.2
400	Skylark Holdings Co. Ltd.	7,842	0.1
1,912	Sony Corp.	129,820	1.8
300	Stanley Electric Co., Ltd.	8,664	0.1
1,000	Subaru Corp.	24,770	0.3
1,200	Sumitomo Electric Industries Ltd.	18,022	0.2
500	Sumitomo Forestry Co., Ltd.	7,363	0.1
405	Sumitomo Rubber Industries, Inc.	4,938	0.1
600	Suzuki Motor Corp.	25,045	0.3
400	Takashimaya Co., Ltd.	4,487	0.1
300	Toyo Tire & Rubber Co., Ltd.	4,303	0.1
200	Toyoda Gosei Co., Ltd.	4,994	0.1
300	Toyota Industries Corp.	17,262	0.2
3,382	Toyota Motor Corp.	238,301	3.3
100	TS Tech Co., Ltd.	3,104	0.0
500	USS Co., Ltd.	9,452	0.1
200	Wacoal Holdings Corp.	5,363	0.1
1,232	Yamada Denki Co., Ltd.	6,537	0.1
200	Yamaha Corp.	11,089	0.1
500	Yamaha Motor Co., Ltd.	10,017	0.1
300	Yokohama Rubber Co., Ltd.	5,818	0.1
200	Yoshinoya D&C Co., Ltd.	5,333	0.1
200	Zensho Holdings Co., Ltd.	4,528	0.1
200	ZOZO, Inc.	3,825	0.0
		1,148,699	16.1

	Consumer Staples: 8.5%
1,245	Aeon Co., Ltd.	25,692	0.3

See Accompanying Notes to Financial Statements

53

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
100	Ain Holdings, Inc.	6,360	0.1
700	Ajinomoto Co., Inc.	11,653	0.2
100	Ariake Japan Co., Ltd.	7,433	0.1
600	Asahi Group Holdings, Ltd.	27,372	0.4
200	Calbee, Inc.	6,516	0.1
252	Coca-Cola Bottlers Japan, Inc.	6,439	0.1
120	Cocokara fine, Inc.	6,968	0.1
100	Ezaki Glico Co., Ltd.	4,458	0.0
260	FamilyMart Co. Ltd.	6,227	0.1
200	FANCL Corp.	5,325	0.1
200	Fuji Oil Holdings, Inc.	5,380	0.1
200	House Foods Group, Inc.	6,823	0.1
100	Ito En Ltd.	5,013	0.1
1,700 (2)	Japan Tobacco, Inc.	37,904	0.5
200	Kagome Co., Ltd.	4,789	0.1
700	Kao Corp.	57,733	0.8
200	Kewpie Corp.	4,494	0.0
200	Kikkoman Corp.	9,791	0.1
1,300 (2)	Kirin Holdings Co., Ltd.	28,375	0.4
100	Kobayashi Pharmaceutical Co., Ltd.	8,470	0.1
100	Kobe Bussan Co. Ltd.	3,440	0.0
100	Kose Corp.	14,576	0.2
100	Kotobuki Spirits Co. Ltd.	7,383	0.1
100	Kusuri no Aoki Holdings Co. Ltd.	6,262	0.1
100	Lawson, Inc.	5,676	0.1
400	Lion Corp.	7,776	0.1
200	Mandom Corp.	5,468	0.1
200	Matsumotokiyoshi Holdings Co., Ltd.	7,743	0.1
200	Megmilk Snow Brand Co., Ltd.	4,554	0.1
200	MEIJI Holdings Co., Ltd.	13,516	0.2
24	Milbon Co., Ltd.	1,361	0.0
100	Morinaga & Co., Ltd.	4,802	0.1
100	Morinaga Milk Industry Co., Ltd.	4,077	0.0
100	NH Foods Ltd.	4,142	0.0
200	Nichirei Corp.	4,672	0.1
800	Nippon Suisan Kaisha Ltd.	4,778	0.1
345	Nisshin Seifun Group, Inc.	6,019	0.1
100	Nissin Food Products Co., Ltd.	7,427	0.1
200	Pigeon Corp.	7,323	0.1
200 (2)	Pola Orbis Holdings, Inc.	4,764	0.1
200	Rohto Pharmaceutical Co., Ltd.	6,052	0.1
100	Sakata Seed Corp.	3,353	0.0
200	Sapporo Holdings Ltd.	4,724	0.1
1,143	Seven & I Holdings Co., Ltd.	41,897	0.6
600	Shiseido Co., Ltd.	42,606	0.6
100	Sugi Holdings Co., Ltd.	5,276	0.1
200	Sundrug Co., Ltd.	7,236	0.1
200	Suntory Beverage & Food Ltd.	8,350	0.1
500	Takara Holdings, Inc.	4,588	0.1
200	Toyo Suisan Kaisha Ltd.	8,493	0.1
100	Tsuruha Holdings, Inc.	12,840	0.2
600	Unicharm Corp.	20,260	0.3
140	Welcia Holdings Co. Ltd.	8,894	0.1
200	Yakult Honsha Co., Ltd.	11,023	0.1
300	Yamazaki Baking Co., Ltd.	5,361	0.1
100	Yaoko Co., Ltd.	5,105	0.1
		605,032	8.5

	Energy: 0.9%
200	Cosmo Energy Holdings Co. Ltd.	4,579	0.1
305	Idemitsu Kosan Co., Ltd.	8,428	0.1
1,700	Inpex Corp.	17,611	0.2
200	Iwatani Corp.	6,801	0.1
200	Japan Petroleum Exploration Co., Ltd.	5,386	0.1
4,660	JXTG Holdings, Inc.	21,150	0.3
		63,955	0.9

	Financials: 10.4%
1,400	Acom Co., Ltd.	6,352	0.1
400	AEON Financial Service Co., Ltd.	6,303	0.1
300	Aozora Bank Ltd.	7,926	0.1
200	Bank of Kyoto Ltd./The	8,528	0.1
1,600	Chiba Bank Ltd.	9,200	0.1
700	Chugoku Bank Ltd.	7,094	0.1
2,428	Concordia Financial Group Ltd.	9,971	0.1
400	Credit Saison Co., Ltd.	6,938	0.1
1,700	Dai-ichi Life Holdings, Inc.	28,017	0.4
2,600	Daiwa Securities Group, Inc.	13,126	0.2
384	Fukuoka Financial Group, Inc.	7,337	0.1
100	Fuyo General Lease Co., Ltd.	6,726	0.1
1,400	Gunma Bank Ltd.	4,910	0.1
1,600	Hachijuni Bank Ltd.	6,959	0.1
1,300	Hiroshima Bank Ltd.	6,324	0.1
600	Hokuhoku Financial Group, Inc.	6,289	0.1
1,200	Iyo Bank Ltd.	6,769	0.1
100	Jafco Co., Ltd.	3,920	0.0
900	Japan Exchange Group, Inc.	15,845	0.2
800	Japan Post Bank Co. Ltd.	7,676	0.1
2,100	Japan Post Holdings Co. Ltd.	19,749	0.3
300	Kiyo Bank Ltd.	4,531	0.1
1,320	Kyushu Financial Group, Inc.	5,677	0.1
3,090	Mebuki Financial Group, Inc.	7,878	0.1
20,300	Mitsubishi UFJ Financial Group, Inc.	109,749	1.5
900	Mitsubishi UFJ Lease & Finance Co., Ltd.	5,794	0.1
811	MS&AD Insurance Group Holdings, Inc.	26,770	0.4
40,000	Mizuho Financial Group, Inc.	61,617	0.9
5,500	Nomura Holdings, Inc.	28,302	0.4
1,900	ORIX Corp.	31,486	0.4
3,600	Resona Holdings, Inc.	15,691	0.2
360	SBI Holdings, Inc.	7,600	0.1
2,300	Seven Bank Ltd.	7,535	0.1
400	Shinsei Bank Ltd.	6,103	0.1
1,200	Shizuoka Bank Ltd.	8,926	0.1
550	Sompo Holdings, Inc.	21,598	0.3
300	Sony Financial Holdings, Inc.	7,201	0.1

See Accompanying Notes to Financial Statements

54

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
2,052	Sumitomo Mitsui Financial Group, Inc.	75,791	1.1
644	Sumitomo Mitsui Trust Holdings, Inc.	25,458	0.3
1,000	T&D Holdings, Inc.	12,646	0.2
1,100	Tokio Marine Holdings, Inc.	61,588	0.9
100	Tokyo Century Corp.	5,324	0.1
800	Yamaguchi Financial Group, Inc.	5,410	0.1
100	Zenkoku Hosho Co. Ltd.	4,246	0.0
		742,880	10.4

	Health Care: 9.0%
400	Alfresa Holdings Corp.	8,126	0.1
300	Asahi Intecc Co. Ltd.	8,784	0.1
2,800	Astellas Pharma, Inc.	47,796	0.7
300	Chugai Pharmaceutical Co., Ltd.	27,629	0.4
900	Daiichi Sankyo Co., Ltd.	59,440	0.8
400	Eisai Co., Ltd.	29,930	0.4
100	Hisamitsu Pharmaceutical Co., Inc.	4,870	0.1
600	Hoya Corp.	57,277	0.8
100	Kaken Pharmaceutical Co., Ltd.	5,518	0.1
400	Kyowa Kirin Co., Ltd.	9,424	0.1
700	M3, Inc.	21,109	0.3
200	Mani, Inc.	5,717	0.1
400	Medipal Holdings Corp.	8,828	0.1
200	Miraca Holdings, Inc.	4,899	0.1
500	Mitsubishi Tanabe Pharma Corp.	9,173	0.1
100	Mochida Pharmaceutical Co., Ltd.	4,026	0.1
200	Nihon Kohden Corp.	5,547	0.1
100	Nippon Shinyaku Co., Ltd.	8,659	0.1
400	Nipro Corp.	4,812	0.1
1,800	Olympus Corp.	27,743	0.4
800	Ono Pharmaceutical Co., Ltd.	18,264	0.3
600	Otsuka Holdings Co. Ltd.	26,745	0.4
200 (1)	PeptiDream, Inc.	10,221	0.1
700	Santen Pharmaceutical Co., Ltd.	13,330	0.2
100	Sawai Pharmaceutical Co., Ltd.	6,335	0.1
400	Shionogi & Co., Ltd.	24,745	0.3
100	Ship Healthcare Holdings, Inc.	4,613	0.1
200	Sumitomo Dainippon Pharma Co. Ltd.	3,875	0.0
130	Suzuken Co., Ltd.	5,298	0.1
200	Sysmex Corp.	13,617	0.2
100	Taisho Pharmaceutical Holdings Co. Ltd.	7,379	0.1
200	Takara Bio, Inc.	3,767	0.0
2,500	Takeda Pharmaceutical Co., Ltd.	98,881	1.4
900	Terumo Corp.	31,927	0.4
200	Toho Holdings Co., Ltd.	4,431	0.1
200	Tsumura & Co.	5,850	0.1
		638,585	9.0

	Industrials: 21.7%
200	Aica Kogyo Co., Ltd.	6,600	0.1
600	ANA Holdings, Inc.	20,030	0.3
600	Amada Holdings Co., Ltd.	6,824	0.1
300	AGC, Inc.	10,727	0.1
200	Central Japan Railway Co.	40,214	0.6
200	COMSYS Holdings Corp.	5,729	0.1
500	Dai Nippon Printing Co., Ltd.	13,524	0.2
200	Daifuku Co., Ltd.	12,087	0.2
400	Daikin Industries Ltd.	56,436	0.8
300	DMG Mori Co. Ltd.	4,590	0.1
200	Duskin Co., Ltd.	5,532	0.1
500	East Japan Railway Co.	45,131	0.6
200	Ebara Corp.	6,039	0.1
100	en-japan, Inc.	4,346	0.0
300	Fanuc Ltd.	55,399	0.8
200	Fuji Electric Co. Ltd.	6,075	0.1
300	Fuji Machine Manufacturing Co., Ltd.	5,482	0.1
200	Furukawa Electric Co., Ltd.	5,120	0.1
200	Glory Ltd.	6,044	0.1
200	GS Yuasa Corp.	4,311	0.0
400	Hankyu Hanshin Holdings, Inc.	17,110	0.2
600	Hazama Ando Corp.	5,218	0.1
500	Hino Motors Ltd.	5,288	0.1
200	Hitachi Construction Machinery Co., Ltd.	5,957	0.1
200	Hitachi Transport System Ltd.	5,630	0.1
100	Hoshizaki Corp.	8,916	0.1
200	IHI Corp.	4,680	0.1
200	Inaba Denki Sangyo Co., Ltd.	5,073	0.1
2,100	Itochu Corp.	48,671	0.7
500	Japan Airlines Co. Ltd.	15,568	0.2
100	Japan Airport Terminal Co., Ltd.	5,549	0.1
200	Japan Steel Works Ltd.	3,907	0.0
300	JGC Holdings Corp.	4,775	0.1
500	JTEKT Corp.	5,907	0.1
800	Kajima Corp.	10,636	0.1
300	Kamigumi Co., Ltd.	6,595	0.1
300	Kawasaki Heavy Industries Ltd.	6,557	0.1
200	Keihan Holdings Co., Ltd.	9,711	0.1
500	Keikyu Corp.	9,639	0.1
200	Keio Corp.	12,102	0.2
300	Keisei Electric Railway Co., Ltd.	11,625	0.1
400	Kinden Corp.	6,215	0.1
300	Kintetsu Group Holdings Co., Ltd.	16,272	0.2
400	Kokuyo Co., Ltd.	5,968	0.1
1,400	Komatsu Ltd.	33,602	0.5
1,600	Kubota Corp.	25,125	0.3
300	Kurita Water Industries, Ltd.	8,902	0.1
216	Kyowa Exeo Corp.	5,464	0.1
100	Kyudenko Corp.	2,946	0.0
300	Kyushu Railway Co.	10,043	0.1
470	LIXIL Group Corp.	8,111	0.1
100	Mabuchi Motor Co., Ltd.	3,776	0.0
500	Maeda Corp.	4,868	0.1

See Accompanying Notes to Financial Statements

55

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
200	Maeda Road Construction Co., Ltd.	4,883	0.1
400	Makita Corp.	13,814	0.2
3,200	Marubeni Corp.	23,643	0.3
100	Meitec Corp.	5,619	0.1
658	Minebea Mitsumi, Inc.	13,592	0.2
310	Mirait Holdings Corp.	4,685	0.1
400	MISUMI Group, Inc.	9,900	0.1
2,100	Mitsubishi Corp.	55,632	0.8
3,200	Mitsubishi Electric Corp.	43,570	0.6
500	Mitsubishi Heavy Industries Ltd.	19,388	0.3
200	Mitsubishi Logistics Corp.	5,202	0.1
2,500	Mitsui & Co., Ltd.	44,439	0.6
200	Mitsui OSK Lines Ltd.	5,500	0.1
200	Miura Co., Ltd.	6,911	0.1
200	MonotaRO Co. Ltd.	5,324	0.1
200	Nabtesco Corp.	5,893	0.1
500	Nagase & Co., Ltd.	7,415	0.1
300	Nagoya Railroad Co., Ltd.	9,316	0.1
200	Nankai Electric Railway Co., Ltd.	5,427	0.1
500	NGK Insulators Ltd.	8,698	0.1
414	Nidec Corp.	56,546	0.8
300	Nihon M&A Center, Inc.	10,324	0.1
200	Nippo Corp.	4,298	0.0
100	Nippon Express Co., Ltd.	5,862	0.1
300	Nikkon Holdings Co. Ltd.	7,501	0.1
288	Nippon Yusen KK	5,191	0.1
200	Nishi-Nippon Railroad Co., Ltd.	4,607	0.1
480	Nisshinbo Holdings, Inc.	4,567	0.0
400	Nomura Co., Ltd.	5,300	0.1
800	NSK Ltd.	7,563	0.1
1,600	NTN Corp.	5,003	0.1
1,100	Obayashi Corp.	12,217	0.2
500	Odakyu Electric Railway Co., Ltd.	11,665	0.1
100	Okuma Corp.	5,259	0.1
300	OSG Corp.	5,705	0.1
400	Outsourcing, Inc.	4,208	0.0
200	Park24 Co., Ltd.	4,897	0.1
800	Penta-Ocean Construction Co., Ltd.	4,953	0.1
300	Persol Holdings Co. Ltd.	5,622	0.1
100	Pilot Corp.	4,022	0.0
2,100	Recruit Holdings Co. Ltd.	78,656	1.1
100	Sankyu, Inc.	5,025	0.1
600	Sanwa Holdings Corp.	6,723	0.1
300	Secom Co., Ltd.	26,773	0.4
400	Seibu Holdings, Inc.	6,580	0.1
400	Seino Holdings Co. Ltd.	5,404	0.1
300	SG Holdings Co. Ltd.	6,758	0.1
1,100	Shimizu Corp.	11,205	0.1
100	SHO-BOND Holdings Co., Ltd.	4,144	0.0
100	SMC Corp.	45,732	0.6
200	SMS Co. Ltd.	5,524	0.1
100	Sohgo Security Services Co., Ltd.	5,412	0.1
2,200	Sojitz Corp.	7,091	0.1
200	Sotetsu Holdings, Inc.	5,422	0.1
1,800	Sumitomo Corp.	26,736	0.4
240	Sumitomo Heavy Industries	6,817	0.1
300	Taisei Corp.	12,426	0.2
100	TechnoPro Holdings, Inc.	6,979	0.1
200	THK Co., Ltd.	5,370	0.1
400	Tobu Railway Co., Ltd.	14,480	0.2
800	Toda Corp.	5,281	0.1
800	Tokyu Corp.	14,794	0.2
500	Toppan Printing Co., Ltd.	10,329	0.1
300	Toto Ltd.	12,668	0.2
400	Toyota Tsusho Corp.	14,051	0.2
400	Ushio, Inc.	5,931	0.1
300	West Japan Railway Co.	25,948	0.4
600	Yamato Holdings Co., Ltd.	10,230	0.1
400	Yaskawa Electric Corp.	15,068	0.2
		1,542,364	21.7

	Information Technology: 11.1%
200	Advantest Corp.	11,280	0.2
364	Alps Alpine Co. Ltd.	8,263	0.1
200	Amano Corp.	6,094	0.1
300	Anritsu Corp.	5,938	0.1
300	Azbil Corp.	8,450	0.1
500	Brother Industries Ltd.	10,327	0.1
200	Canon Marketing Japan, Inc.	4,628	0.1
1,666	Canon, Inc.	45,596	0.6
1,000	Citizen Watch Co., Ltd.	5,446	0.1
100	Digital Garage, Inc.	4,179	0.1
100	Fuji Soft, Inc.	3,851	0.1
600	Fuji Film Holdings Corp.	28,654	0.4
300	Fujitsu Ltd.	28,217	0.4
200	GMO internet, Inc.	3,783	0.0
100	GMO Payment Gateway, Inc.	6,848	0.1
300	Hamamatsu Photonics KK	12,294	0.2
63	Hirose Electric Co., Ltd.	8,053	0.1
100	Hitachi High-Technologies Corp.	7,082	0.1
1,429	Hitachi Ltd.	60,298	0.8
100	Horiba Ltd.	6,667	0.1
300	Ibiden Co., Ltd.	7,142	0.1
600	Infomart Corp.	5,415	0.1
200	Itochu Techno-Solutions Corp.	5,632	0.1
300	Keyence Corp.	105,342	1.5
800	Konica Minolta, Inc.	5,211	0.1
400	Kyocera Corp.	27,262	0.4
200	Lasertec Corp.	10,143	0.1
865	Murata Manufacturing Co., Ltd.	53,240	0.7
400	NEC Corp.	16,554	0.2
200	Net One systems Co., Ltd.	5,106	0.1
200	Nihon Unisys Ltd.	6,274	0.1
200	Nippon Electric Glass Co., Ltd.	4,440	0.1
596	Nomura Research Institute Ltd.	12,746	0.2
800	NTT Data Corp.	10,699	0.1
100	Obic Co., Ltd.	13,470	0.2
300	Oki Electric Industry Ltd.	4,172	0.1
300	Omron Corp.	17,487	0.2
100	Oracle Corp. Japan	9,076	0.1
200	Otsuka Corp.	7,987	0.1
1,600 (1)	Renesas Electronics Corp.	10,931	0.1
900	Ricoh Co., Ltd.	9,793	0.1
200	Rohm Co., Ltd.	15,958	0.2
100	Screen Holdings Co. Ltd.	6,820	0.1
144	SCSK Corp.	7,467	0.1
500	Seiko Epson Corp.	7,549	0.1

See Accompanying Notes to Financial Statements

56

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
400	Shimadzu Corp.	12,509	0.2
400	Sumco Corp.	6,628	0.1
200	Taiyo Yuden Co., Ltd.	6,100	0.1
200	TDK Corp.	22,476	0.3
100	TIS, Inc.	5,911	0.1
200	Tokyo Electron Ltd.	43,666	0.6
100	Tokyo Seimitsu Co., Ltd.	3,883	0.1
400	Topcon Corp.	5,170	0.1
200 (1)	Trend Micro, Inc.	10,234	0.1
100	Ulvac, Inc.	3,946	0.1
400	Yokogawa Electric Corp.	7,024	0.1
		789,411	11.1

	Materials: 6.1%
300	ADEKA Corp.	4,519	0.1
300	Air Water, Inc.	4,377	0.1
2,000	Asahi Kasei Corp.	22,457	0.3
500	Daicel Corp.	4,780	0.1
100	Daido Steel Co., Ltd.	4,369	0.0
400 (2)	Daio Paper Corp.	5,453	0.1
200	Denka Co., Ltd.	5,945	0.1
200	DIC Corp.	5,520	0.1
100	Dowa Holdings Co., Ltd.	3,712	0.0
100	FP Corp.	5,940	0.1
200	Fuji Seal International, Inc.	4,436	0.1
200	Hitachi Chemical Co., Ltd.	8,379	0.1
420	Hitachi Metals Ltd.	6,182	0.1
747	JFE Holdings, Inc.	9,585	0.1
300	JSR Corp.	5,488	0.1
100	Kaneka Corp.	3,203	0.0
400	Kansai Paint Co., Ltd.	9,772	0.1
900	Kobe Steel Ltd.	4,822	0.1
500	Kuraray Co., Ltd.	6,059	0.1
100	Kureha Corp.	6,005	0.1
200	Maruichi Steel Tube Ltd.	5,620	0.1
1,900	Mitsubishi Chemical Holdings Corp.	14,157	0.2
300	Mitsubishi Gas Chemical Co., Inc.	4,570	0.1
152	Mitsubishi Materials Corp.	4,125	0.0
300	Mitsui Chemicals, Inc.	7,308	0.1
200	Mitsui Mining & Smelting Co., Ltd.	5,304	0.1
400	Nihon Parkerizing Co., Ltd.	4,267	0.0
400	Nippon Kayaku Co., Ltd.	4,954	0.1
300	Nippon Paint Holdings Co., Ltd.	15,444	0.2
329	Nippon Paper Industries Co. Ltd.	5,552	0.1
100	Nippon Shokubai Co., Ltd.	6,197	0.1
1,148	Nippon Steel Corp.	17,304	0.2
200	Nissan Chemical Corp.	8,376	0.1
200	Nitto Denko Corp.	11,246	0.1
200	NOF Corp.	6,651	0.1
1,400	Oji Holdings Corp.	7,571	0.1
600	Rengo Co., Ltd.	4,571	0.1
500	Shin-Etsu Chemical Co., Ltd.	54,987	0.8
200	Showa Denko KK	5,271	0.1
100	Sumitomo Bakelite Co., Ltd.	3,736	0.0
2,100	Sumitomo Chemical Co., Ltd.	9,535	0.1
400	Sumitomo Metal Mining Co., Ltd.	12,880	0.2
100	Sumitomo Osaka Cement Co., Ltd.	4,356	0.0
212	Taiheiyo Cement Corp.	6,223	0.1
300	Taiyo Nippon Sanso Corp.	6,640	0.1
300	Teijin Ltd.	5,605	0.1
400	Toagosei Co., Ltd.	4,612	0.1
500	Tokai Carbon Co., Ltd.	4,988	0.1
200	Tokuyama Corp.	5,204	0.1
100	Tokyo Ohka Kogyo Co., Ltd.	3,902	0.0
2,200	Toray Industries, Inc.	14,906	0.2
500	Tosoh Corp.	7,703	0.1
300	Toyo Seikan Group Holdings, Ltd.	5,164	0.1
300	Toyobo Co., Ltd.	4,556	0.1
200	Ube Industries Ltd.	4,332	0.0
400	Zeon Corp.	4,978	0.1
		433,798	6.1

	Real Estate: 2.6%
270	Aeon Mall Co., Ltd.	4,789	0.1
100	Daito Trust Construction Co., Ltd.	12,358	0.2
960	Daiwa House Industry Co., Ltd.	29,719	0.4
700	Hulic Co. Ltd.	8,428	0.1
2,100	Mitsubishi Estate Co., Ltd.	40,183	0.5
1,500	Mitsui Fudosan Co., Ltd.	36,660	0.5
200	Nomura Real Estate Holdings, Inc.	4,797	0.1
200	Open House Co. Ltd.	5,718	0.1
200	Relo Holdings, Inc.	5,563	0.1
700	Sumitomo Realty & Development Co., Ltd.	24,423	0.3
400	Tokyo Tatemono Co., Ltd.	6,243	0.1
996	Tokyu Fudosan Holdings Corp.	6,878	0.1
		185,759	2.6

	Utilities: 1.5%
900	Chubu Electric Power Co., Inc.	12,722	0.2
400	Chugoku Electric Power Co., Inc.	5,258	0.1
300	Electric Power Development Co., Ltd.	7,282	0.1
700 (1)	Hokuriku Electric Power Co.	5,108	0.1
1,100	Kansai Electric Power Co., Inc.	12,743	0.2
600	Kyushu Electric Power Co., Inc.	5,206	0.1
600	Osaka Gas Co., Ltd.	11,474	0.1
500	Shikoku Electric Power Co., Inc.	4,939	0.1
200	Toho Gas Co., Ltd.	8,166	0.1
700	Tohoku Electric Power Co., Inc.	6,940	0.1
2,200 (1)	Tokyo Electric Power Co., Inc.	9,417	0.1

See Accompanying Notes to Financial Statements

57

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
600	Tokyo Gas Co., Ltd.	14,579	0.2
		103,834	1.5

	Total Common Stock
	(Cost $6,604,821)	6,826,137	95.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 1.1%
77,971 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $77,978, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $79,530, due 01/25/20-10/15/60) (Cost $77,971)	77,971	1.1

	Total Short-Term Investments
	(Cost $77,971)	77,971	1.1

	Total Investments in Securities (Cost $6,682,792)	$6,904,108	97.0
	Assets in Excess of Other Liabilities	210,432	3.0
	Net Assets	$7,114,540	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

58

Voya RussellTM Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Communication Services: 13.2%
3,830	Activision Blizzard, Inc.	$227,579	0.0
28,197 (1)	Alphabet, Inc. - Class A	37,766,780	3.3
28,236 (1)	Alphabet, Inc. - Class C	37,752,097	3.3
8,495 (1)	Charter Communications, Inc.	4,120,755	0.4
199,347	Comcast Corp. – Class A	8,964,634	0.8
24,654 (1)	Electronic Arts, Inc.	2,650,551	0.2
225,061 (1)	Facebook, Inc. - Class A	46,193,770	4.0
39,663 (1)	Netflix, Inc.	12,833,757	1.1
15,367 (1)	T-Mobile US, Inc.	1,205,080	0.1
		151,715,003	13.2

	Consumer Discretionary: 13.5%
38,950 (1)	Amazon.com, Inc.	71,973,368	6.3
3,933 (1)	Booking Holdings, Inc.	8,077,320	0.7
72,471	eBay, Inc.	2,616,928	0.2
59,163	Home Depot, Inc.	12,920,016	1.1
15,346	Las Vegas Sands Corp.	1,059,488	0.1
72,738	Lowe's Cos, Inc.	8,711,103	0.8
25,822	Marriott International, Inc.	3,910,226	0.3
11,425	McDonald's Corp.	2,257,694	0.2
116,154	Nike, Inc.	11,767,562	1.0
33,317	Ross Stores, Inc.	3,878,765	0.3
111,183	Starbucks Corp.	9,775,209	0.9
2,473	Target Corp.	317,063	0.0
13,386 (1)	Tesla, Inc.	5,599,765	0.5
114,310	TJX Cos., Inc.	6,979,769	0.6
28,938	VF Corp.	2,883,961	0.3
25,314	Yum! Brands, Inc.	2,549,879	0.2
		155,278,116	13.5

	Consumer Staples: 5.0%
85,975	Altria Group, Inc.	4,291,012	0.4
246,206	Coca-Cola Co.	13,627,502	1.2
41,377	Costco Wholesale Corp.	12,161,528	1.1
20,514	Estee Lauder Cos., Inc.	4,236,962	0.4
35,951 (1)	Monster Beverage Corp.	2,284,686	0.2
110,802	PepsiCo, Inc.	15,143,309	1.3
13,501	Procter & Gamble Co.	1,686,275	0.1
44,870	Sysco Corp.	3,838,180	0.3
		57,269,454	5.0

	Financials: 2.8%
35,219	American Express Co.	4,384,413	0.4
22,027	Aon PLC	4,588,004	0.4
64,787	Charles Schwab Corp.	3,081,270	0.3
20,580	Intercontinental Exchange, Inc.	1,904,679	0.2
41,899	Marsh & McLennan Cos., Inc.	4,667,967	0.4
15,463	Moody's Corp.	3,671,071	0.3
17,940	Progressive Corp.	1,298,676	0.1
23,158	S&P Global, Inc.	6,323,292	0.6
21,880	TD Ameritrade Holding Corp.	1,087,436	0.1
3,968	Travelers Cos, Inc.	543,418	0.0
		31,550,226	2.8

	Health Care: 14.5%
70,218	Abbott Laboratories	6,099,135	0.5
139,255	AbbVie, Inc.	12,329,638	1.1
15,164 (1)	Alexion Pharmaceuticals, Inc.	1,639,987	0.1
51,945	Amgen, Inc.	12,522,381	1.1
6,974	Anthem, Inc.	2,106,357	0.2
21,339	Baxter International, Inc.	1,784,367	0.2
2,131	Becton Dickinson & Co.	579,568	0.0
5,812 (1)	Biogen, Inc.	1,724,595	0.1
130,709 (1)	Boston Scientific Corp.	5,910,661	0.5
129,258	Bristol-Myers Squibb Co.	8,297,071	0.7
10,557	Cigna Corp.	2,158,801	0.2
3,058	Danaher Corp.	469,342	0.0
19,533 (1)	Edwards Lifesciences Corp.	4,556,854	0.4
80,097	Eli Lilly & Co.	10,527,149	0.9
17,295	Gilead Sciences, Inc.	1,123,829	0.1
15,160	HCA Healthcare, Inc.	2,240,800	0.2
5,342	Humana, Inc.	1,957,950	0.2
13,811 (1)	Illumina, Inc.	4,581,661	0.4
10,785 (1)	Intuitive Surgical, Inc.	6,375,553	0.6
37,776	Johnson & Johnson	5,510,385	0.5
227,398	Merck & Co., Inc.	20,681,848	1.8
1,576 (1)	Regeneron Pharmaceuticals, Inc.	591,756	0.1
32,292	Stryker Corp.	6,779,382	0.6
25,569	Thermo Fisher Scientific, Inc.	8,306,601	0.7
89,006	UnitedHealth Group, Inc.	26,165,984	2.3
24,134 (1)	Vertex Pharmaceuticals, Inc.	5,284,139	0.5
45,082	Zoetis, Inc.	5,966,603	0.5
		166,272,397	14.5

	Industrials: 7.2%
40,301	3M Co.	7,109,902	0.6
49,842	Boeing Co.	16,236,530	1.4
3,985	Caterpillar, Inc.	588,505	0.1
25,273	CSX Corp.	1,828,754	0.2
3,277	Deere & Co.	567,773	0.1
10,962	Delta Air Lines, Inc.	641,058	0.1
4,988	Emerson Electric Co.	380,385	0.0
1,599	General Dynamics Corp.	281,984	0.0
33,044	Honeywell International, Inc.	5,848,788	0.5
30,133	Illinois Tool Works, Inc.	5,412,791	0.5
23,284	Lockheed Martin Corp.	9,066,324	0.8
3,337	Norfolk Southern Corp.	647,812	0.1
14,900	Northrop Grumman Corp.	5,125,153	0.4
16,326	Raytheon Co.	3,587,475	0.3
1,485	Roper Technologies, Inc.	526,032	0.0
26,474	Southwest Airlines Co.	1,429,066	0.1
9,633 (1)	Uber Technologies, Inc.	286,485	0.0
65,392	Union Pacific Corp.	11,822,220	1.0
65,753	United Parcel Service, Inc.- Class B	7,697,046	0.7
31,270	Waste Management, Inc.	3,563,529	0.3
		82,647,612	7.2

	Information Technology: 40.0%
60,020	Accenture PLC	12,638,411	1.1
45,856 (1)	Adobe, Inc.	15,123,767	1.3
4,646	Analog Devices, Inc.	552,131	0.1
418,649	Apple, Inc.	122,936,279	10.7

See Accompanying Notes to Financial Statements

59

Voya RussellTM Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
46,528	Applied Materials, Inc.	2,840,069	0.3
16,004 (1)	Autodesk, Inc.	2,936,094	0.3
40,967	Automatic Data Processing, Inc.	6,984,873	0.6
36,372	Broadcom, Inc.	11,494,279	1.0
403,457	Cisco Systems, Inc.	19,349,798	1.7
4,018	Cognizant Technology Solutions Corp.	249,196	0.0
10,264 (1)	Dell Technologies, Inc.	527,467	0.1
35,143	Fidelity National Information Services, Inc.	4,888,040	0.4
7,192	HP, Inc.	147,796	0.0
50,532	International Business Machines Corp.	6,773,309	0.6
23,433	Intuit, Inc.	6,137,806	0.5
83,493	Mastercard, Inc. - Class A	24,930,175	2.2
712,310	Microsoft Corp.	112,331,287	9.8
54,945	Nvidia Corp.	12,928,558	1.1
193,375	Oracle Corp.	10,245,008	0.9
110,638 (1)	PayPal Holdings, Inc.	11,967,712	1.1
107,552	Qualcomm, Inc.	9,489,313	0.8
78,179 (1)	Salesforce.com, Inc.	12,715,033	1.1
17,536 (1)	ServiceNow, Inc.	4,950,764	0.4
88,287	Texas Instruments, Inc.	11,326,339	1.0
161,353	Visa, Inc. - Class A	30,318,229	2.6
7,224 (1)	VMware, Inc.	1,096,531	0.1
15,286 (1)	Workday, Inc.	2,513,783	0.2
		458,392,047	40.0

	Materials: 1.0%
2,925	Air Products & Chemicals, Inc.	687,346	0.1
23,732	Ecolab, Inc.	4,580,039	0.4
7,209	PPG Industries, Inc.	962,329	0.1
7,803	Sherwin-Williams Co.	4,553,363	0.4
5,571	Southern Copper Corp.	236,656	0.0
		11,019,733	1.0

	Real Estate: 2.2%
41,358	American Tower Corp.	9,504,895	0.8
39,031	Crown Castle International Corp.	5,548,257	0.5
8,001	Equinix, Inc.	4,670,184	0.4
10,543	Public Storage, Inc.	2,245,237	0.2
25,623	Simon Property Group, Inc.	3,816,802	0.3
		25,785,375	2.2

	Total Common Stock (Cost $602,954,940)	1,139,929,963	99.4

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
9,963,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $9,963,000)	9,963,000	0.9

	Total Short-Term Investments (Cost $9,963,000)	9,963,000	0.9

	Total Investments in Securities (Cost $612,917,940)	$1,149,892,963	100.3
	Liabilities in Excess of Other Assets	(2,964,107)	(0.3)
	Net Assets	$1,146,928,856	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

60

Voya RussellTM Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 11.9%
35,487	Activision Blizzard, Inc.	$2,108,638	0.2
14,032 (1)	Alphabet, Inc. - Class A	18,794,320	1.9
14,051 (1)	Alphabet, Inc. - Class C	18,786,468	1.8
342,138	AT&T, Inc.	13,370,753	1.3
7,189 (1)	Charter Communications, Inc.	3,487,240	0.3
211,065	Comcast Corp. – Class A	9,491,593	0.9
13,587 (1)	Electronic Arts, Inc.	1,460,738	0.1
111,997 (1)	Facebook, Inc. - Class A	22,987,384	2.3
19,737 (1)	Netflix, Inc.	6,386,301	0.6
14,596 (1)	T-Mobile US, Inc.	1,144,618	0.1
193,949	Verizon Communications, Inc.	11,908,469	1.2
81,817	Walt Disney Co.	11,833,193	1.2
		121,759,715	11.9

	Consumer Discretionary: 9.4%
19,382 (1)	Amazon.com, Inc.	35,814,835	3.5
1,957 (1)	Booking Holdings, Inc.	4,019,150	0.4
18,542	Carnival Corp.	942,490	0.1
36,064	eBay, Inc.	1,302,271	0.1
183,148	Ford Motor Co.	1,703,276	0.2
58,125	General Motors Co.	2,127,375	0.2
51,651	Home Depot, Inc.	11,279,545	1.1
15,865	Las Vegas Sands Corp.	1,095,320	0.1
36,196	Lowe's Cos, Inc.	4,334,833	0.4
12,850	Marriott International, Inc.	1,945,875	0.2
35,313	McDonald's Corp.	6,978,202	0.7
57,802	Nike, Inc.	5,855,921	0.6
16,579	Ross Stores, Inc.	1,930,127	0.2
55,328	Starbucks Corp.	4,864,438	0.5
23,349	Target Corp.	2,993,575	0.3
6,661 (1)	Tesla, Inc.	2,786,496	0.3
56,884	TJX Cos., Inc.	3,473,337	0.3
14,401	VF Corp.	1,435,204	0.1
14,265	Yum! Brands, Inc.	1,436,913	0.1
		96,319,183	9.4

	Consumer Staples: 7.6%
87,672	Altria Group, Inc.	4,375,710	0.4
179,647	Coca-Cola Co.	9,943,461	1.0
39,382	Colgate-Palmolive Co.	2,711,057	0.3
7,421	Constellation Brands, Inc.	1,408,135	0.1
20,590	Costco Wholesale Corp.	6,051,813	0.6
10,208	Estee Lauder Cos., Inc.	2,108,360	0.2
28,058	General Mills, Inc.	1,502,786	0.1
9,500	Keurig Dr Pepper, Inc.	275,025	0.0
15,991	Kimberly-Clark Corp.	2,199,562	0.2
29,075	Kraft Heinz Co.	934,180	0.1
66,595	Mondelez International, Inc.	3,668,053	0.4
17,998 (1)	Monster Beverage Corp.	1,143,773	0.1
65,641	PepsiCo, Inc.	8,971,155	0.9
72,831	Philip Morris International, Inc.	6,197,190	0.6
115,838	Procter & Gamble Co.	14,468,166	1.4
22,329	Sysco Corp.	1,910,023	0.2
35,295	Walgreens Boots Alliance, Inc.	2,080,993	0.2
65,807	Walmart, Inc.	7,820,504	0.8
		77,769,946	7.6

	Energy: 4.2%
89,340	Chevron Corp.	10,766,363	1.1
51,460	ConocoPhillips	3,346,444	0.3
27,180	EOG Resources, Inc.	2,276,597	0.2
198,380	Exxon Mobil Corp.	13,842,956	1.4
91,380	Kinder Morgan, Inc.	1,934,515	0.2
30,136	Marathon Petroleum Corp.	1,815,694	0.2
41,936	Occidental Petroleum Corp.	1,728,183	0.2
21,013	Phillips 66	2,341,058	0.2
64,882	Schlumberger Ltd.	2,608,256	0.2
19,201	Valero Energy Corp.	1,798,174	0.2
		42,458,240	4.2

	Financials: 13.3%
34,013	Aflac, Inc.	1,799,288	0.2
15,143	Allstate Corp.	1,702,830	0.2
31,408	American Express Co.	3,909,982	0.4
40,765	American International Group, Inc.	2,092,467	0.2
10,961	Aon PLC	2,283,067	0.2
381,354	Bank of America Corp.	13,431,288	1.3
38,423	Bank of New York Mellon Corp.	1,933,829	0.2
91,673 (1)	Berkshire Hathaway, Inc. – Class B	20,763,934	2.0
5,548	BlackRock, Inc.	2,788,980	0.3
21,889	Capital One Financial Corp.	2,252,597	0.2
53,823	Charles Schwab Corp.	2,559,822	0.3
21,112	Chubb Ltd.	3,286,294	0.3
102,261	Citigroup, Inc.	8,169,631	0.8
16,587	CME Group, Inc.	3,329,343	0.3
14,925	Goldman Sachs Group, Inc.	3,431,705	0.3
25,732	Intercontinental Exchange, Inc.	2,381,497	0.2
146,144	JPMorgan Chase & Co.	20,372,474	2.0
23,747	Marsh & McLennan Cos., Inc.	2,645,653	0.3
36,428	Metlife, Inc.	1,856,735	0.2
7,695	Moody's Corp.	1,826,870	0.2
54,523	Morgan Stanley	2,787,216	0.3
20,503	PNC Financial Services Group, Inc.	3,272,894	0.3
27,301	Progressive Corp.	1,976,319	0.2
18,997	Prudential Financial, Inc.	1,780,779	0.2
11,524	S&P Global, Inc.	3,146,628	0.3
12,501	TD Ameritrade Holding Corp.	621,300	0.1
12,077	Travelers Cos, Inc.	1,653,945	0.2
62,699	Truist Financial Corp.	3,531,208	0.3
67,039	US Bancorp	3,974,742	0.4
178,590	Wells Fargo & Co.	9,608,142	0.9
		135,171,459	13.3

	Health Care: 15.2%
80,699	Abbott Laboratories	7,009,515	0.7
69,297	AbbVie, Inc.	6,135,556	0.6
10,052 (1)	Alexion Pharmaceuticals, Inc.	1,087,124	0.1

See Accompanying Notes to Financial Statements

61

Voya RussellTM Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
15,365	Allergan plc	2,937,327	0.3
28,097	Amgen, Inc.	6,773,344	0.7
11,885	Anthem, Inc.	3,589,627	0.4
22,594	Baxter International, Inc.	1,889,310	0.2
12,544	Becton Dickinson & Co.	3,411,592	0.3
8,433 (1)	Biogen, Inc.	2,502,324	0.3
65,044 (1)	Boston Scientific Corp.	2,941,290	0.3
109,579	Bristol-Myers Squibb Co.	7,033,876	0.7
17,168	Cigna Corp.	3,510,684	0.3
60,824	CVS Health Corp.	4,518,615	0.4
28,871	Danaher Corp.	4,431,121	0.4
9,720 (1)	Edwards Lifesciences Corp.	2,267,579	0.2
39,858	Eli Lilly & Co.	5,238,537	0.5
59,768	Gilead Sciences, Inc.	3,883,725	0.4
12,615	HCA Healthcare, Inc.	1,864,623	0.2
6,197	Humana, Inc.	2,271,324	0.2
6,873 (1)	Illumina, Inc.	2,280,049	0.2
5,367 (1)	Intuitive Surgical, Inc.	3,172,702	0.3
124,492	Johnson & Johnson	18,159,648	1.8
62,890	Medtronic PLC	7,134,871	0.7
119,367	Merck & Co., Inc.	10,856,429	1.1
260,721	Pfizer, Inc.	10,215,049	1.0
3,828 (1)	Regeneron Pharmaceuticals, Inc.	1,437,337	0.1
16,069	Stryker Corp.	3,373,526	0.3
18,684	Thermo Fisher Scientific, Inc.	6,069,871	0.6
44,292	UnitedHealth Group, Inc.	13,020,962	1.3
12,010 (1)	Vertex Pharmaceuticals, Inc.	2,629,589	0.3
22,434	Zoetis, Inc.	2,969,140	0.3
		154,616,266	15.2

	Industrials: 7.8%
26,215	3M Co.	4,624,850	0.5
24,803	Boeing Co.	8,079,825	0.8
25,113	Caterpillar, Inc.	3,708,688	0.4
34,935	CSX Corp.	2,527,897	0.2
14,735	Deere & Co.	2,552,986	0.2
26,959	Delta Air Lines, Inc.	1,576,562	0.2
19,330	Eaton Corp. PLC	1,830,938	0.2
28,684	Emerson Electric Co.	2,187,442	0.2
11,293	FedEx Corp.	1,707,614	0.2
11,940	General Dynamics Corp.	2,105,619	0.2
405,463	General Electric Co.	4,524,967	0.4
33,696	Honeywell International, Inc.	5,964,192	0.6
14,995	Illinois Tool Works, Inc.	2,693,552	0.3
36,427	Johnson Controls International plc	1,482,943	0.1
11,587	Lockheed Martin Corp.	4,511,746	0.4
12,214	Norfolk Southern Corp.	2,371,104	0.2
7,414	Northrop Grumman Corp.	2,550,194	0.2
13,104	Raytheon Co.	2,879,473	0.3
4,795	Roper Technologies, Inc.	1,698,533	0.2
22,142	Southwest Airlines Co.	1,195,225	0.1
44,386 (1)	Uber Technologies, Inc.	1,320,040	0.1
32,541	Union Pacific Corp.	5,883,087	0.6
32,720	United Parcel Service, Inc. - Class B	3,830,203	0.4
38,006	United Technologies Corp.	5,691,779	0.6
19,899	Waste Management, Inc.	2,267,690	0.2
		79,767,149	7.8

	Information Technology: 24.8%
29,868	Accenture PLC	6,289,305	0.6
22,819 (1)	Adobe, Inc.	7,525,934	0.7
17,221	Analog Devices, Inc.	2,046,544	0.2
208,332	Apple, Inc.	61,176,692	6.0
43,197	Applied Materials, Inc.	2,636,745	0.3
10,316 (1)	Autodesk, Inc.	1,892,573	0.2
20,386	Automatic Data Processing, Inc.	3,475,813	0.3
18,100	Broadcom, Inc.	5,719,962	0.6
200,771	Cisco Systems, Inc.	9,628,977	0.9
25,772	Cognizant Technology Solutions Corp.	1,598,379	0.2
7,059 (1)	Dell Technologies, Inc.	362,762	0.0
28,575	Fidelity National Information Services, Inc.	3,974,497	0.4
69,418	HP, Inc.	1,426,540	0.1
204,016	Intel Corp.	12,210,358	1.2
41,563	International Business Machines Corp.	5,571,104	0.5
11,661	Intuit, Inc.	3,054,366	0.3
41,549	Mastercard, Inc. - Class A	12,406,116	1.2
51,813 (1)	Micron Technology, Inc.	2,786,503	0.3
354,466	Microsoft Corp.	55,899,288	5.5
27,342	Nvidia Corp.	6,433,573	0.6
96,229	Oracle Corp.	5,098,212	0.5
55,056 (1)	PayPal Holdings, Inc.	5,955,407	0.6
53,521	Qualcomm, Inc.	4,722,158	0.5
38,904 (1)	Salesforce.com, Inc.	6,327,346	0.6
8,727 (1)	ServiceNow, Inc.	2,463,807	0.2
43,934	Texas Instruments, Inc.	5,636,293	0.6
80,294	Visa, Inc. - Class A	15,087,243	1.5
3,577 (1)	VMware, Inc.	542,953	0.1
7,607 (1)	Workday, Inc.	1,250,971	0.1
		253,200,421	24.8

	Materials: 1.9%
10,307	Air Products & Chemicals, Inc.	2,422,042	0.3
35,079	Dow, Inc.	1,919,874	0.2
34,744	DowDuPont, Inc.	2,230,565	0.2
11,810	Ecolab, Inc.	2,279,212	0.2
25,167	Linde Public Ltd.	5,358,054	0.5
12,450	LyondellBasell Industries NV - Class A	1,176,276	0.1
11,044	PPG Industries, Inc.	1,474,263	0.2
3,883	Sherwin-Williams Co.	2,265,886	0.2
3,837	Southern Copper Corp.	162,996	0.0
		19,289,168	1.9

	Real Estate: 1.6%
20,581	American Tower Corp.	4,729,926	0.5
19,423	Crown Castle International Corp.	2,760,980	0.3
3,982	Equinix, Inc.	2,324,293	0.2
29,402	ProLogis, Inc.	2,620,894	0.3
6,930	Public Storage, Inc.	1,475,813	0.1
14,391	Simon Property Group, Inc.	2,143,683	0.2
		16,055,589	1.6

	Utilities: 1.9%
23,142	American Electric Power Co., Inc.	2,187,150	0.2
38,510	Dominion Energy, Inc.	3,189,398	0.3
34,126	Duke Energy Corp.	3,112,632	0.3
45,427	Exelon Corp.	2,071,017	0.2

See Accompanying Notes to Financial Statements

62

Voya RussellTM Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
22,881	NextEra Energy, Inc.	5,540,863	0.6
48,745	Southern Co.	3,105,057	0.3
		19,206,117	1.9

	Total Common Stock (Cost $317,564,114)	1,015,613,253	99.6

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
5,018,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $5,018,000)	5,018,000	0.5

	Total Short-Term Investments (Cost $5,018,000)	5,018,000	0.5

	Total Investments in Securities (Cost $322,582,114)	$1,020,631,253	100.1
	Liabilities in Excess of Other Assets	(1,320,919)	(0.1)
	Net Assets	$1,019,310,334	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

63

Voya RussellTM Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 10.2%
73,410	Activision Blizzard, Inc.	$4,362,022	0.5
748,171	AT&T, Inc.	29,238,523	3.0
6,477 (1)	Charter Communications, Inc.	3,141,863	0.3
244,620	Comcast Corp. – Class A	11,000,561	1.1
2,870 (1)	Electronic Arts, Inc.	308,554	0.0
15,313 (1)	T-Mobile US, Inc.	1,200,846	0.1
424,118	Verizon Communications, Inc.	26,040,845	2.6
178,914	Walt Disney Co.	25,876,332	2.6
		101,169,546	10.2

	Consumer Discretionary: 4.2%
40,745	Carnival Corp.	2,071,068	0.2
400,500	Ford Motor Co.	3,724,650	0.4
127,104	General Motors Co.	4,652,006	0.5
48,567	Home Depot, Inc.	10,606,062	1.1
18,163	Las Vegas Sands Corp.	1,253,974	0.1
64,789	McDonald's Corp.	12,802,954	1.3
48,352	Target Corp.	6,199,210	0.6
3,465	Yum! Brands, Inc.	349,029	0.0
		41,658,953	4.2

	Consumer Staples: 10.9%
98,159	Altria Group, Inc.	4,899,116	0.5
124,924	Coca-Cola Co.	6,914,543	0.7
86,118	Colgate-Palmolive Co.	5,928,363	0.6
16,229	Constellation Brands, Inc.	3,079,453	0.3
61,356	General Mills, Inc.	3,286,227	0.3
20,789	Keurig Dr Pepper, Inc.	601,842	0.1
34,969	Kimberly-Clark Corp.	4,809,986	0.5
63,891	Kraft Heinz Co.	2,052,818	0.2
145,627	Mondelez International, Inc.	8,021,135	0.8
22,966	PepsiCo, Inc.	3,138,763	0.3
159,264	Philip Morris International, Inc.	13,551,774	1.4
238,617	Procter & Gamble Co.	29,803,263	3.0
77,181	Walgreens Boots Alliance, Inc.	4,550,592	0.5
143,904	Walmart, Inc.	17,101,551	1.7
		107,739,426	10.9

	Energy: 9.4%
195,365	Chevron Corp.	23,543,436	2.4
112,529	ConocoPhillips	7,317,761	0.7
59,436	EOG Resources, Inc.	4,978,359	0.5
433,808	Exxon Mobil Corp.	30,271,122	3.1
199,826	Kinder Morgan, Inc.	4,230,317	0.4
65,901	Marathon Petroleum Corp.	3,970,535	0.4
91,704	Occidental Petroleum Corp.	3,779,122	0.4
45,950	Phillips 66	5,119,290	0.5
141,881	Schlumberger Ltd.	5,703,616	0.6
41,988	Valero Energy Corp.	3,932,176	0.4
		92,845,734	9.4

	Financials: 26.4%
74,377	Aflac, Inc.	3,934,543	0.4
33,115	Allstate Corp.	3,723,782	0.4
30,358	American Express Co.	3,779,267	0.4
89,142	American International Group, Inc.	4,575,659	0.5
833,927	Bank of America Corp.	29,370,909	3.0
84,022	Bank of New York Mellon Corp.	4,228,827	0.4
200,466 (1)	Berkshire Hathaway, Inc. – Class B	45,405,549	4.6
12,133	BlackRock, Inc.	6,099,259	0.6
47,866	Capital One Financial Corp.	4,925,890	0.5
47,197	Charles Schwab Corp.	2,244,689	0.2
46,166	Chubb Ltd.	7,186,200	0.7
223,621	Citigroup, Inc.	17,865,082	1.8
36,272	CME Group, Inc.	7,280,516	0.7
32,638	Goldman Sachs Group, Inc.	7,504,455	0.8
33,874	Intercontinental Exchange, Inc.	3,135,039	0.3
319,581	JPMorgan Chase & Co.	44,549,591	4.5
6,309	Marsh & McLennan Cos., Inc.	702,886	0.1
79,659	Metlife, Inc.	4,060,219	0.4
119,227	Morgan Stanley	6,094,884	0.6
44,835	PNC Financial Services Group, Inc.	7,157,011	0.7
40,179	Progressive Corp.	2,908,558	0.3
41,542	Prudential Financial, Inc.	3,894,147	0.4
3,587	TD Ameritrade Holding Corp.	178,274	0.0
22,130	Travelers Cos, Inc.	3,030,704	0.3
137,107	Truist Financial Corp.	7,721,866	0.8
146,597	US Bancorp	8,691,736	0.9
390,532	Wells Fargo & Co.	21,010,622	2.1
		261,260,164	26.4

	Health Care: 15.9%
100,058	Abbott Laboratories	8,691,038	0.9
5,345 (1)	Alexion Pharmaceuticals, Inc.	578,062	0.1
33,600	Allergan plc	6,423,312	0.6
4,915	Amgen, Inc.	1,184,859	0.1
18,401	Anthem, Inc.	5,557,654	0.6
26,186	Baxter International, Inc.	2,189,673	0.2
25,099	Becton Dickinson & Co.	6,826,175	0.7
12,115 (1)	Biogen, Inc.	3,594,884	0.4
98,964	Bristol-Myers Squibb Co.	6,352,499	0.6
26,054	Cigna Corp.	5,327,782	0.5
133,008	CVS Health Corp.	9,881,164	1.0
59,787	Danaher Corp.	9,176,109	0.9
111,878	Gilead Sciences, Inc.	7,269,832	0.7
11,090	HCA Healthcare, Inc.	1,639,213	0.2
7,737	Humana, Inc.	2,835,765	0.3
231,125	Johnson & Johnson	33,714,204	3.4
137,524	Medtronic PLC	15,602,098	1.6
13,669	Merck & Co., Inc.	1,243,196	0.1
570,133	Pfizer, Inc.	22,337,811	2.3
6,647 (1)	Regeneron Pharmaceuticals, Inc.	2,495,816	0.3
13,033	Thermo Fisher Scientific, Inc.	4,234,031	0.4
		157,155,177	15.9

See Accompanying Notes to Financial Statements

64

Voya RussellTM Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 8.5%
13,472	3M Co.	2,376,730	0.2
50,633	Caterpillar, Inc.	7,477,481	0.8
48,893	CSX Corp.	3,537,898	0.4
28,678	Deere & Co.	4,968,750	0.5
47,103	Delta Air Lines, Inc.	2,754,583	0.3
42,271	Eaton Corp. PLC	4,003,909	0.4
57,268	Emerson Electric Co.	4,367,258	0.4
24,696	FedEx Corp.	3,734,282	0.4
24,360	General Dynamics Corp.	4,295,886	0.4
886,647	General Electric Co.	9,894,981	1.0
37,727	Honeywell International, Inc.	6,677,679	0.7
79,657	Johnson Controls International plc	3,242,836	0.3
23,131	Norfolk Southern Corp.	4,490,421	0.4
10,889	Raytheon Co.	2,392,749	0.2
8,860	Roper Technologies, Inc.	3,138,478	0.3
19,609	Southwest Airlines Co.	1,058,494	0.1
86,578 (1)	Uber Technologies, Inc.	2,574,830	0.3
83,109	United Technologies Corp.	12,446,404	1.3
9,468	Waste Management, Inc.	1,078,973	0.1
		84,512,622	8.5

	Information Technology: 5.5%
32,575	Analog Devices, Inc.	3,871,213	0.4
43,830	Applied Materials, Inc.	2,675,383	0.3
5,122 (1)	Autodesk, Inc.	939,682	0.1
51,960	Cognizant Technology Solutions Corp.	3,222,559	0.3
4,263 (1)	Dell Technologies, Inc.	219,076	0.0
24,245	Fidelity National Information Services, Inc.	3,372,237	0.3
144,058	HP, Inc.	2,960,392	0.3
446,132	Intel Corp.	26,701,000	2.7
35,901	International Business Machines Corp.	4,812,170	0.5
113,301 (1)	Micron Technology, Inc.	6,093,328	0.6
		54,867,040	5.5

	Materials: 3.0%
19,338	Air Products & Chemicals, Inc.	4,544,237	0.4
76,709	Dow, Inc.	4,198,284	0.4
75,977	DowDuPont, Inc.	4,877,723	0.5
55,034	Linde Public Ltd.	11,716,739	1.2
27,226	LyondellBasell Industries NV - Class A	2,572,312	0.3
16,302	PPG Industries, Inc.	2,176,154	0.2
2,326	Southern Copper Corp.	98,808	0.0
		30,184,257	3.0

	Real Estate: 0.7%
64,295	ProLogis, Inc.	5,731,256	0.6
3,667	Public Storage, Inc.	780,925	0.1
3,573	Simon Property Group, Inc.	532,234	0.0
		7,044,415	0.7

	Utilities: 4.2%
50,606	American Electric Power Co., Inc.	4,782,773	0.5
84,212	Dominion Energy, Inc.	6,974,438	0.7
74,625	Duke Energy Corp.	6,806,546	0.7
99,337	Exelon Corp.	4,528,774	0.4
50,036	NextEra Energy, Inc.	12,116,718	1.2
106,593	Southern Co.	6,789,974	0.7
		41,999,223	4.2

	Total Common Stock (Cost $846,626,713)	980,436,557	98.9

SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
11,329,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500% (Cost $11,329,000)	11,329,000	1.1

	Total Short-Term Investments (Cost $11,329,000)	11,329,000	1.1

	Total Investments in Securities (Cost $857,955,713)	$991,765,557	100.0
	Liabilities in Excess of Other Assets	(358,722)	–
	Net Assets	$991,406,835	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

65

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.9%
	Communication Services: 4.9%
57,848 (1)	Altice USA, Inc.	$1,581,564	0.3
8,106 (1)	AMC Networks, Inc.	320,187	0.1
837	Cable One, Inc.	1,245,849	0.2
6,531	Fox Corp. - Class A	242,104	0.0
3,033	Fox Corp. - Class B	110,401	0.0
8,280 (1)	IAC/InterActiveCorp	2,062,631	0.3
6,878	Interpublic Group of Cos., Inc.	158,882	0.0
24,734 (1)	Live Nation Entertainment, Inc.	1,767,739	0.3
327 (1)	Madison Square Garden Co.	96,200	0.0
10,322 (1),(2)	Match Group, Inc.	847,539	0.1
5,839	New York Times Co.	187,841	0.0
6,641	Nexstar Media Group, Inc.	778,657	0.1
21,996	Omnicom Group	1,782,116	0.3
16,360 (1)	Roku, Inc.	2,190,604	0.4
11,029	Sinclair Broadcast Group, Inc.	367,707	0.1
262,372 (2)	Sirius XM Holdings, Inc.	1,875,960	0.3
22,628 (1)	Spotify Technology SA	3,384,017	0.6
9,964 (1)	Take-Two Interactive Software, Inc.	1,219,892	0.2
18,236	TripAdvisor, Inc.	554,010	0.1
145,896 (1)	Twitter, Inc.	4,675,967	0.8
57,144	ViacomCBS, Inc.	2,398,334	0.4
621	ViacomCBS, Inc.	27,864	0.0
8,449 (2)	World Wrestling Entertainment, Inc.	548,087	0.1
43,295 (1)	Zayo Group Holdings, Inc.	1,500,172	0.2
35,449 (1)	Zynga, Inc. - Class A	216,948	0.0
		30,141,272	4.9

	Consumer Discretionary: 14.7%
3,036	Advance Auto Parts, Inc.	486,246	0.1
3,310	Aptiv PLC	314,351	0.1
4,551 (1)	Autozone, Inc.	5,421,652	0.9
8,860	Best Buy Co., Inc.	777,908	0.1
11,013 (1)	Bright Horizons Family Solutions, Inc.	1,655,144	0.3
12,531 (1)	Burlington Stores, Inc.	2,857,444	0.5
11,331 (1)	Capri Holdings Ltd.	432,278	0.1
14,898 (1)	Carmax, Inc.	1,306,108	0.2
3,723	Carter's, Inc.	407,073	0.1
8,646 (1)	Carvana Co.	795,864	0.1
4,904 (1)	Chipotle Mexican Grill, Inc.	4,105,187	0.7
2,784 (2)	Choice Hotels International, Inc.	287,949	0.0
3,704	Columbia Sportswear Co.	371,104	0.1
23,602	Darden Restaurants, Inc.	2,572,854	0.4
46,786	Dollar General Corp.	7,297,680	1.2
24,507 (1)	Dollar Tree, Inc.	2,304,883	0.4
7,856	Domino's Pizza, Inc.	2,307,936	0.4
14,781	Dunkin Brands Group, Inc.	1,116,557	0.2
22,556 (1)	Etsy, Inc.	999,231	0.2
23,033	Expedia Group, Inc.	2,490,789	0.4
10,488 (1)	Five Below, Inc.	1,340,996	0.2
13,124 (1)	Floor & Decor Holdings, Inc.	666,830	0.1
846 (1)	Grand Canyon Education, Inc.	81,038	0.0
17,479 (1),(2)	GrubHub, Inc.	850,179	0.1
5,859	H&R Block, Inc.	137,569	0.0
53,506	Hanesbrands, Inc.	794,564	0.1
24,187	Hasbro, Inc.	2,554,389	0.4
2,269 (1)	Hilton Grand Vacations, Inc.	78,031	0.0
53,427	Hilton Worldwide Holdings, Inc.	5,925,589	1.0
6,863	L Brands, Inc.	124,358	0.0
21,818	Lennar Corp. - Class A	1,217,226	0.2
1,225	Lennar Corp. - Class B	54,757	0.0
8,367 (1)	LKQ Corp.	298,702	0.0
22,635 (1)	Lululemon Athletica, Inc.	5,243,850	0.9
45,367 (1),(2)	Mattel, Inc.	614,723	0.1
8,028	MGM Resorts International	267,092	0.0
20,725	Nordstrom, Inc.	848,274	0.1
8,251 (1)	Norwegian Cruise Line Holdings Ltd.	481,941	0.1
627 (1)	NVR, Inc.	2,387,873	0.4
10,093 (1),(2)	Ollie's Bargain Outlet Holdings, Inc.	659,174	0.1
14,295 (1)	O'Reilly Automotive, Inc.	6,264,927	1.0
15,717 (1)	Planet Fitness, Inc.	1,173,746	0.2
9,874	Polaris, Inc.	1,004,186	0.2
7,381	Pool Corp.	1,567,577	0.3
12,242	Service Corp. International	563,499	0.1
4,131 (1)	ServiceMaster Global Holdings, Inc.	159,704	0.0
1,397	Six Flags Entertainment Corp.	63,019	0.0
9,127 (1)	Skechers USA, Inc.	394,195	0.1
8,690 (1)	Tempur Sealy International, Inc.	756,551	0.1
22,847	Tractor Supply Co.	2,134,824	0.3
10,816 (1)	Ulta Beauty, Inc.	2,737,962	0.4
23,697 (1)	Under Armour, Inc. - Class A	511,855	0.1
24,447 (1)	Under Armour, Inc. - Class C	468,893	0.1
6,878	Vail Resorts, Inc.	1,649,551	0.3
12,097 (1),(2)	Wayfair, Inc.	1,093,206	0.2
35,593	Wendy's Company	790,520	0.1
2,759	Williams-Sonoma, Inc.	202,621	0.0
5,330	Wyndham Hotels & Resorts, Inc.	334,777	0.1
15,528	Wynn Resorts Ltd.	2,156,373	0.4
56,038	Yum China Holdings, Inc.	2,690,384	0.4
		89,653,763	14.7

	Consumer Staples: 3.2%
8,082	Brown-Forman Corp. - Class A	507,307	0.1
30,785	Brown-Forman Corp. - Class B	2,081,066	0.3
18,216	Campbell Soup Co.	900,235	0.2
1,768	Casey's General Stores, Inc.	281,094	0.1
47,191	Church & Dwight Co., Inc.	3,319,415	0.6
19,682	Clorox Co.	3,021,974	0.5

See Accompanying Notes to Financial Statements

66

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK (continued)
	Consumer Staples: (continued)
949 (1)	Grocery Outlet Holding Corp.	30,795	0.0
2,878 (1)	Herbalife Nutrition Ltd.	137,194	0.0
24,180	Hershey Co.	3,553,977	0.6
18,083	Kellogg Co.	1,250,620	0.2
7,263	Lamb Weston Holdings, Inc.	624,836	0.1
15,228	McCormick & Co., Inc.	2,584,649	0.4
3,614 (1)	Pilgrim's Pride Corp.	118,232	0.0
5,591 (1)	Post Holdings, Inc.	609,978	0.1
10,638 (1)	Sprouts Farmers Market, Inc.	205,845	0.0
1,799 (1)	TreeHouse Foods, Inc.	87,252	0.0
		19,314,469	3.2

	Energy: 1.2%
48,288	Cabot Oil & Gas Corp.	840,694	0.1
25,408 (1)	Cheniere Energy, Inc.	1,551,667	0.3
6,386	Diamondback Energy, Inc.	593,004	0.1
3,928	Equitrans Midstream Corp.	52,478	0.0
25,162	Oneok, Inc.	1,904,008	0.3
29,502	Parsley Energy, Inc.	557,883	0.1
13,457	Pioneer Natural Resources Co.	2,036,986	0.3
		7,536,720	1.2

	Financials: 4.5%
279 (1)	Alleghany Corp.	223,080	0.1
3,350	Ameriprise Financial, Inc.	558,043	0.1
10,000 (1)	Arch Capital Group Ltd.	428,900	0.1
7,479	Arthur J. Gallagher & Co.	712,225	0.1
11,022 (1)	Athene Holding Ltd.	518,365	0.1
1,566	Axis Capital Holdings Ltd.	93,083	0.0
2,622	Brown & Brown, Inc.	103,517	0.0
5,249	Cboe Global Markets, Inc.	629,880	0.1
1,487	CIT Group, Inc.	67,852	0.0
1,624	Comerica, Inc.	116,522	0.0
1,772 (1)	Credit Acceptance Corp.	783,809	0.1
21,072	Discover Financial Services	1,787,327	0.3
7,978	E*Trade Financial Corp.	361,962	0.1
3,130	Erie Indemnity Co.	519,580	0.1
2,649	Evercore, Inc.	198,039	0.0
2,344	Everest Re Group Ltd.	648,913	0.1
7,186	Factset Research Systems, Inc.	1,928,004	0.3
5,773	First Republic Bank	678,039	0.1
3,858	Interactive Brokers Group, Inc.	179,860	0.0
2,244	Kemper Corp.	173,910	0.0
7,280	Lazard Ltd.	290,909	0.1
1,479 (1),(2)	LendingTree, Inc.	448,788	0.1
15,426	LPL Financial Holdings, Inc.	1,423,049	0.2
216 (1)	Markel Corp.	246,925	0.1
7,059	MarketAxess Holdings, Inc.	2,676,137	0.5
3,765	Morningstar, Inc.	569,682	0.1
15,777	MSCI, Inc. - Class A	4,073,306	0.7
5,693	Primerica, Inc.	743,278	0.1
1,924	Prosperity Bancshares, Inc.	138,316	0.0
5,557	Raymond James Financial, Inc.	497,129	0.1
3,194	RenaissanceRe Holdings Ltd.	626,088	0.1
11,605	SEI Investments Co.	759,895	0.1
5,003	Signature Bank	683,460	0.1
737 (1)	SVB Financial Group	185,016	0.0
33,561	Synchrony Financial	1,208,532	0.2
2,012	Synovus Financial Corp.	78,870	0.0
12,589	T. Rowe Price Group, Inc.	1,533,844	0.3
4,152 (2)	Virtu Financial, Inc.	66,390	0.0
1,778 (3)	Voya Financial, Inc.	108,422	0.0
1,930	Western Alliance Bancorp.	110,010	0.0
		27,178,956	4.5

	Health Care: 15.3%
8,504 (1)	Abiomed, Inc.	1,450,697	0.2
2,239 (1),(2)	Adaptive Biotechnologies Corp.	66,991	0.0
5,714	Agilent Technologies, Inc.	487,461	0.1
1,231 (1)	Agios Pharmaceuticals, Inc.	58,780	0.0
14,955 (1)	Align Technology, Inc.	4,173,043	0.7
16,999 (1)	Alnylam Pharmaceuticals, Inc.	1,957,775	0.3
29,105	AmerisourceBergen Corp.	2,474,507	0.4
42,852 (1)	Avantor, Inc.	777,764	0.1
34,273 (1)	BioMarin Pharmaceutical, Inc.	2,897,782	0.5
7,186	Bio-Techne Corp.	1,577,399	0.3
19,573	Bruker Corp.	997,636	0.2
4,030 (2)	Cantel Medical Corp.	285,727	0.1
65,592 (1)	Centene Corp.	4,123,769	0.7
59,932	Cerner Corp.	4,398,410	0.7
4,706 (1),(2)	Change Healthcare, Inc.	77,131	0.0
9,233 (1)	Charles River Laboratories International, Inc.	1,410,433	0.2
2,981	Chemed Corp.	1,309,434	0.2
1,270	Cooper Cos., Inc.	408,038	0.1
17,362 (1)	DexCom, Inc.	3,797,764	0.6
9,502	Encompass Health Corp.	658,204	0.1
17,812 (1)	Envista Holdings Corp.	527,948	0.1
26,814 (1)	Exact Sciences Corp.	2,479,759	0.4
23,419 (1)	Exelixis, Inc.	412,643	0.1
7,014 (1)	Guardant Health, Inc.	548,074	0.1
3,563 (1)	Henry Schein, Inc.	237,723	0.0
6,628	Hill-Rom Holdings, Inc.	752,477	0.1
41,063 (1)	Hologic, Inc.	2,143,899	0.4
4,048 (1)	Horizon Therapeutics Plc	146,538	0.0
1,124 (1)	ICU Medical, Inc.	210,323	0.0
16,294 (1)	Idexx Laboratories, Inc.	4,254,852	0.7
34,078 (1)	Incyte Corp., Ltd.	2,975,691	0.5
11,377 (1)	Insulet Corp.	1,947,742	0.3
24,532 (1)	Ionis Pharmaceuticals, Inc.	1,481,978	0.2
14,468 (1)	IQVIA Holdings, Inc.	2,235,451	0.4
9,423 (1)	Jazz Pharmaceuticals PLC	1,406,665	0.2
1,113 (1)	Laboratory Corp. of America Holdings	188,286	0.0
9,027 (1)	Masimo Corp.	1,426,808	0.2

See Accompanying Notes to Financial Statements

67

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK (continued)
	Health Care: (continued)
3,802	McKesson Corp.	525,893	0.1
4,605 (1)	Mettler Toledo International, Inc.	3,653,054	0.6
35,748 (1),(2)	Moderna, Inc.	699,231	0.1
9,294 (1)	Molina Healthcare, Inc.	1,261,103	0.2
4,925 (1)	Nektar Therapeutics	106,306	0.0
17,324 (1)	Neurocrine Biosciences, Inc.	1,862,157	0.3
6,026 (1)	Penumbra, Inc.	989,891	0.2
4,654	PerkinElmer, Inc.	451,903	0.1
12,033 (1)	PRA Health Sciences, Inc.	1,337,468	0.2
27,225	Resmed, Inc.	4,219,058	0.7
9,793 (1),(2)	Sage Therapeutics, Inc.	706,957	0.1
13,526 (1)	Sarepta Therapeutics, Inc.	1,745,395	0.3
22,028 (1)	Seattle Genetics, Inc.	2,516,919	0.4
933	STERIS Public Ltd. Co.	142,208	0.0
8,851	Teleflex, Inc.	3,331,871	0.5
17,435 (1)	Varian Medical Systems, Inc.	2,475,944	0.4
25,126 (1)	Veeva Systems, Inc.	3,534,223	0.6
12,247 (1)	Waters Corp.	2,861,512	0.5
8,701 (1)	WellCare Health Plans, Inc.	2,873,157	0.5
10,615	West Pharmaceutical Services, Inc.	1,595,753	0.3
		93,655,605	15.3

	Industrials: 16.9%
2,004	Acuity Brands, Inc.	276,552	0.0
1,416	Air Lease Corp.	67,288	0.0
10,607	Alaska Air Group, Inc.	718,624	0.1
13,420	Allegion Public Ltd.	1,671,327	0.3
20,947	Allison Transmission Holdings, Inc.	1,012,159	0.2
7,603	American Airlines Group, Inc.	218,054	0.0
34,653	Ametek, Inc.	3,456,290	0.6
4,271	AO Smith Corp.	203,470	0.0
9,378	Armstrong World Industries, Inc.	881,251	0.1
13,550	BWX Technologies, Inc.	841,184	0.1
9,324	Carlisle Cos., Inc.	1,508,996	0.3
19,753 (2)	CH Robinson Worldwide, Inc.	1,544,685	0.3
16,051	Cintas Corp.	4,319,003	0.7
38,551 (1)	Copart, Inc.	3,505,828	0.6
6,900 (1)	CoStar Group, Inc.	4,128,270	0.7
24,191	Donaldson Co., Inc.	1,393,885	0.2
12,170	Dover Corp.	1,402,714	0.2
19,544	Equifax, Inc.	2,738,505	0.5
23,408	Expeditors International Washington, Inc.	1,826,292	0.3
99,237	Fastenal Co.	3,666,807	0.6
5,431	Flowserve Corp.	270,301	0.0
12,689	Fortive Corp.	969,313	0.2
8,532	Fortune Brands Home & Security, Inc.	557,481	0.1
31,619	Graco, Inc.	1,644,188	0.3
7,471	Heico Corp.	852,815	0.1
14,622	Heico Corp. - Class A	1,309,108	0.2
15,154	Hexcel Corp.	1,110,940	0.2
5,729	Hubbell, Inc.	846,861	0.1
6,089	Huntington Ingalls Industries, Inc.	1,527,608	0.3
23,198 (1)	IAA, Inc.	1,091,698	0.2
7,244	IDEX Corp.	1,245,968	0.2
47,765 (1)	IHS Markit Ltd.	3,599,093	0.6
43,465	Ingersoll-Rand PLC - Class A	5,777,368	0.9
4,998	JB Hunt Transport Services, Inc.	583,666	0.1
4,859 (1)	JetBlue Airways Corp.	90,960	0.0
22,414	KAR Auction Services, Inc.	488,401	0.1
21,317	L3Harris Technologies, Inc.	4,217,995	0.7
6,832	Landstar System, Inc.	777,960	0.1
6,136	Lennox International, Inc.	1,497,000	0.2
10,601	Lincoln Electric Holdings, Inc.	1,025,435	0.2
3,939 (1)	Lyft, Inc.	169,456	0.0
10,618 (1)	Middleby Corp.	1,162,883	0.2
8,524	Nielsen Holdings PLC	173,037	0.0
9,989	Nordson Corp.	1,626,609	0.3
5,261	Old Dominion Freight Line	998,433	0.2
6,213	Quanta Services, Inc.	252,931	0.0
2,617	Republic Services, Inc.	234,562	0.0
21,743	Robert Half International, Inc.	1,373,070	0.2
22,074	Rockwell Automation, Inc.	4,473,738	0.7
27,144	Rollins, Inc.	900,095	0.2
12,609 (1)	Sensata Technologies Holding PLC	679,247	0.1
17,756	Spirit Aerosystems Holdings, Inc.	1,294,057	0.2
20,265	Toro Co.	1,614,512	0.3
7,663	TransDigm Group, Inc.	4,291,280	0.7
35,877	TransUnion	3,071,430	0.5
9,771 (1)	United Airlines Holdings, Inc.	860,727	0.1
10,206 (1)	United Rentals, Inc.	1,702,055	0.3
30,612	Verisk Analytics, Inc.	4,571,596	0.8
8,209 (1)	WABCO Holdings, Inc.	1,112,319	0.2
9,612	Westinghouse Air Brake Technologies Corp.	747,814	0.1
8,638	Woodward, Inc.	1,023,085	0.2
8,286	WW Grainger, Inc.	2,804,977	0.5
10,210 (1)	XPO Logistics, Inc.	813,737	0.1
34,340	Xylem, Inc.	2,705,649	0.4
		103,522,642	16.9

	Information Technology: 33.7%
3,945 (1)	2U, Inc.	94,641	0.0
197,919 (1)	Advanced Micro Devices, Inc.	9,076,565	1.5
27,742 (1)	Akamai Technologies, Inc.	2,396,354	0.4
827	Alliance Data Systems Corp.	92,789	0.0
8,710 (1)	Alteryx, Inc.	871,610	0.1
55,938	Amphenol Corp.	6,054,170	1.0
16,388 (1)	Anaplan, Inc.	858,731	0.1
16,029 (1)	ANSYS, Inc.	4,126,025	0.7
11,371 (1)	Arista Networks, Inc.	2,312,861	0.4
13,071 (1)	Aspen Technology, Inc.	1,580,676	0.3
22,502 (1)	Atlassian Corp. PLC	2,707,891	0.4
8,983 (1)	Avalara, Inc.	658,005	0.1
27,538 (1)	Black Knight, Inc.	1,775,650	0.3
26,137	Booz Allen Hamilton Holding Corp.	1,859,125	0.3
21,806	Broadridge Financial Solutions, Inc. ADR	2,693,913	0.4
53,346 (1)	Cadence Design Systems, Inc.	3,700,079	0.6

See Accompanying Notes to Financial Statements

68

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
23,315	CDK Global, Inc.	1,274,864	0.2
27,335	CDW Corp.	3,904,531	0.6
14,469 (1)	Ceridian HCM Holding, Inc.	982,156	0.2
21,179	Citrix Systems, Inc.	2,348,751	0.4
31,425	Cognex Corp.	1,761,057	0.3
851 (1)	CoreLogic, Inc.	37,197	0.0
45,879	Corning, Inc.	1,335,538	0.2
12,013 (1)	Coupa Software, Inc.	1,756,901	0.3
1,533 (1)	Cree, Inc.	70,748	0.0
29,735 (1)	DocuSign, Inc.	2,203,661	0.4
1,602	Dolby Laboratories, Inc.	110,218	0.0
40,577 (1)	Dropbox, Inc.	726,734	0.1
10,011 (1)	Dynatrace, Inc.	253,278	0.0
8,673 (1)	Elastic NV	557,674	0.1
25,795	Entegris, Inc.	1,292,071	0.2
9,942 (1)	EPAM Systems, Inc.	2,109,295	0.3
9,579 (1)	Euronet Worldwide, Inc.	1,509,267	0.3
10,805 (1)	F5 Networks, Inc.	1,508,918	0.2
5,436 (1)	Fair Isaac Corp.	2,036,760	0.3
38,226 (1)	FireEye, Inc.	631,876	0.1
108,278 (1)	Fiserv, Inc.	12,520,185	2.1
16,350 (1)	FleetCor Technologies, Inc.	4,704,222	0.8
2,174	Flir Systems, Inc.	113,200	0.0
27,452 (1)	Fortinet, Inc.	2,930,775	0.5
16,750 (1)	Gartner, Inc.	2,581,175	0.4
35,832	Genpact Ltd.	1,511,035	0.3
57,205	Global Payments, Inc.	10,443,345	1.7
32,775 (1)	GoDaddy, Inc.	2,226,078	0.4
15,861 (1)	Guidewire Software, Inc.	1,741,062	0.3
7,758 (1)	HubSpot, Inc.	1,229,643	0.2
483 (1)	IPG Photonics Corp.	69,996	0.0
6,140	Jabil, Inc.	253,766	0.0
13,001	Jack Henry & Associates, Inc.	1,893,856	0.3
35,966 (1)	Keysight Technologies, Inc.	3,691,191	0.6
30,571	KLA Corp.	5,446,835	0.9
24,319	Lam Research Corp.	7,110,876	1.2
12,201 (1)	Manhattan Associates, Inc.	973,030	0.2
19,567	Maxim Integrated Products	1,203,566	0.2
2,433 (1),(2)	Medallia, Inc.	75,691	0.0
12,529	Microchip Technology, Inc.	1,312,037	0.2
8,013 (1),(2)	MongoDB, Inc.	1,054,591	0.2
8,011	Monolithic Power Systems, Inc.	1,426,118	0.2
24,266	Motorola Solutions, Inc.	3,910,223	0.6
1,351	National Instruments Corp.	57,201	0.0
24,413 (1)	NCR Corp.	858,361	0.1
45,871	NetApp, Inc.	2,855,470	0.5
9,515 (1)	New Relic, Inc.	625,231	0.1
32,400 (1)	Nutanix, Inc.	1,012,824	0.2
20,085 (1)	Okta, Inc.	2,317,206	0.4
8,059 (1),(2)	PagerDuty, Inc.	188,500	0.0
18,176 (1)	Palo Alto Networks, Inc.	4,203,200	0.7
61,596	Paychex, Inc.	5,239,356	0.9
9,438 (1)	Paycom Software, Inc.	2,498,805	0.4
6,608 (1)	Paylocity Holding Corp.	798,379	0.1
7,308	Pegasystems, Inc.	582,082	0.1
11,939 (1)	Pluralsight, Inc.	205,470	0.0
10,670 (1)	Proofpoint, Inc.	1,224,703	0.2
19,925 (1)	PTC, Inc.	1,492,183	0.2
44,388 (1)	Pure Storage, Inc. - Class A	759,479	0.1
15,213 (1)	RealPage, Inc.	817,699	0.1
14,268 (1)	RingCentral, Inc.	2,406,584	0.4
9,227	Sabre Corp.	207,054	0.0
1,631	Skyworks Solutions, Inc.	197,155	0.0
16,744 (1)	Smartsheet, Inc.	752,140	0.1
2,434 (1),(2)	SolarWinds Corp.	45,151	0.0
29,571 (1)	Splunk, Inc.	4,428,849	0.7
65,923 (1)	Square, Inc.	4,124,143	0.7
38,362	SS&C Technologies Holdings, Inc.	2,355,427	0.4
11,249	Switch, Inc.	166,710	0.0
28,581 (1)	Synopsys, Inc.	3,978,475	0.7
21,460 (1)	Teradata Corp.	574,484	0.1
32,015	Teradyne, Inc.	2,183,103	0.4
7,515 (1)	Trade Desk, Inc./The	1,952,247	0.3
8,248 (1)	Trimble, Inc.	343,859	0.1
23,507 (1)	Twilio, Inc.	2,310,268	0.4
7,351 (1)	Tyler Technologies, Inc.	2,205,447	0.4
1,641	Ubiquiti, Inc.	310,116	0.1
8,173	Universal Display Corp.	1,684,210	0.3
13,660 (1)	VeriSign, Inc.	2,632,009	0.4
17,591	Western Union Co.	471,087	0.1
8,246 (1)	WEX, Inc.	1,727,207	0.3
48,765	Xilinx, Inc.	4,767,754	0.8
10,251 (1)	Zebra Technologies Corp.	2,618,515	0.4
21,185 (1)	Zendesk, Inc.	1,623,407	0.3
12,089 (1),(2)	Zscaler, Inc.	562,138	0.1
		206,056,764	33.7

	Materials: 2.8%
4,923	Aptargroup, Inc.	569,197	0.1
14,938	Avery Dennison Corp.	1,954,189	0.3
12,193 (1)	Axalta Coating Systems Ltd.	370,667	0.1
61,931	Ball Corp.	4,005,078	0.7
9,708 (1)	Berry Global Group, Inc.	461,033	0.1
4,142	CF Industries Holdings, Inc.	197,739	0.0
14,393 (1)	Crown Holdings, Inc.	1,044,068	0.2
6,626	Eagle Materials, Inc.	600,713	0.1
16,168 (1)	Element Solutions, Inc.	188,842	0.0
3,675	Martin Marietta Materials, Inc.	1,027,677	0.2
1,207	NewMarket Corp.	587,230	0.1
3,970	Royal Gold, Inc.	485,333	0.1
4,090	RPM International, Inc.	313,948	0.1
7,569	Scotts Miracle-Gro Co.	803,677	0.1
2,176	Sealed Air Corp.	86,670	0.0
23,154	Vulcan Materials Co.	3,333,945	0.5
10,960	WR Grace & Co.	765,556	0.1
		16,795,562	2.8

	Real Estate: 2.7%
21,147	American Homes 4 Rent	554,263	0.1
36,702	Americold Realty Trust	1,286,772	0.2
12,579	Brookfield Property REIT, Inc.	232,020	0.0
23,682 (1)	CBRE Group, Inc.	1,451,470	0.2
4,965	Colony Capital, Inc.	23,584	0.0
5,598	Coresite Realty Corp.	627,648	0.1
33,224	Equity Lifestyle Properties, Inc.	2,338,637	0.4
19,505	Extra Space Storage, Inc.	2,060,118	0.3
2,397 (1)	Howard Hughes Corp.	303,940	0.1

See Accompanying Notes to Financial Statements

69

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
6,122	Iron Mountain, Inc.	195,108	0.0
1,103	Jones Lang LaSalle, Inc.	192,021	0.0
16,302	Lamar Advertising Co.	1,455,116	0.3
4,244	Outfront Media, Inc.	113,824	0.0
21,508	SBA Communications Corp.	5,183,213	0.9
4,164	Sun Communities, Inc.	625,016	0.1
2,950	UDR, Inc.	137,765	0.0
		16,780,515	2.7

	Total Common Stock
	(Cost $465,092,731)	610,636,268	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Repurchase Agreements: 1.6%
2,267,931 (4)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,268,126, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $2,313,491, due 09/01/24-11/01/49)	2,267,931	0.3
671,811 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $671,870, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $685,308, due 01/15/20-11/15/48)	671,811	0.1
2,267,931 (4)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,268,126, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,313,290, due 02/13/20-09/20/69)	2,267,931	0.4
2,267,931 (4)	HSBC Securities USA, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,268,126, collateralized by various U.S. Government Agency Obligations, 3.000%-4.000%, Market Value plus accrued interest $2,313,290, due 07/20/47-06/20/48)	2,267,931	0.4
2,267,931 (4)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,268,127, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $2,313,290, due 01/28/20-05/15/27)	2,267,931	0.4

	Total Repurchase Agreements
	(Cost $9,743,535)	9,743,535	1.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.4%
2,422,000(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%
	(Cost $2,422,000)	2,422,000	0.4

	Total Short-Term Investments
	(Cost $12,165,535)	12,165,535	2.0

	Total Investments in Securities (Cost $477,258,266)	$622,801,803	101.9
	Liabilities in Excess of Other Assets	(11,855,614)	(1.9)
	Net Assets	$610,946,189	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Investment in affiliate
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

70

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 4.3%
53,138 (1)	Altice USA, Inc.	$1,452,793	0.1
7,435 (1),(2)	AMC Networks, Inc.	293,682	0.0
768	Cable One, Inc.	1,143,145	0.1
191,694	CenturyLink, Inc.	2,532,278	0.2
18,799 (2)	Cinemark Holdings, Inc.	636,346	0.1
27,443 (1),(2)	Discovery Communications, Inc. - Class A	898,484	0.1
59,445 (1)	Discovery Communications, Inc. - Class C	1,812,478	0.1
45,759 (1)	Dish Network Corp. - Class A	1,623,072	0.1
61,760	Fox Corp. - Class A	2,289,443	0.2
28,683	Fox Corp. - Class B	1,044,061	0.1
17,267 (1)	GCI Liberty, Inc.	1,223,367	0.1
13,081 (1)	IAC/InterActiveCorp	3,258,608	0.2
67,839	Interpublic Group of Cos., Inc.	1,567,081	0.1
7,674	John Wiley & Sons, Inc.	372,342	0.0
4,408 (1)	Liberty Media Corp. - Media A	192,982	0.0
34,745 (1)	Liberty Media Corp. - Media C	1,597,054	0.1
14,849 (1)	Liberty Media Corp. - SiriusXM A	717,801	0.1
4,321 (1)	Liberty Broadband Corp. - Series A	538,224	0.0
18,564 (1)	Liberty Broadband Corp. - Series C	2,334,423	0.2
27,146 (1)	Liberty Media Corp. - SiriusXM C	1,306,808	0.1
8,907 (1),(2)	Lions Gate Entertainment Corp. - Class A	94,949	0.0
20,118 (1)	Lions Gate Entertainment Corp. - Class B	199,772	0.0
22,704 (1)	Live Nation Entertainment, Inc.	1,622,655	0.1
3,263 (1)	Madison Square Garden Co.	959,942	0.1
9,631 (1),(2)	Match Group, Inc.	790,801	0.1
28,486 (2)	New York Times Co.	916,395	0.1
67,641	News Corp - Class A	956,444	0.1
21,324	News Corp - Class B	309,411	0.0
7,870	Nexstar Media Group, Inc.	922,757	0.1
37,951 (2)	Omnicom Group	3,074,790	0.2
15,017 (1),(2)	Roku, Inc.	2,010,776	0.1
10,781	Sinclair Broadcast Group, Inc.	359,439	0.0
240,833 (2)	Sirius XM Holdings, Inc.	1,721,956	0.1
20,770 (1)	Spotify Technology SA	3,106,154	0.2
99,690 (1)	Sprint Corp.	519,385	0.0
19,754 (1)	Take-Two Interactive Software, Inc.	2,418,482	0.2
17,618	Telephone & Data Systems, Inc.	448,026	0.0
18,544 (2)	TripAdvisor, Inc.	563,367	0.0
134,018 (1)	Twitter, Inc.	4,295,277	0.3
2,697 (1)	United States Cellular Corp.	97,712	0.0
95,438	ViacomCBS, Inc.	4,005,533	0.3
1,059	ViacomCBS, Inc.	47,517	0.0
7,755 (2)	World Wrestling Entertainment, Inc.	503,067	0.0
39,741 (1)	Zayo Group Holdings, Inc.	1,377,026	0.1
9,914 (1)	Zillow Group, Inc. - Class A	453,466	0.0
22,060 (1),(2)	Zillow Group, Inc. - Class C	1,013,436	0.1
150,959 (1)	Zynga, Inc. - Class A	923,869	0.1
		60,546,876	4.3

	Consumer Discretionary: 11.3%
11,670	Advance Auto Parts, Inc.	1,869,067	0.1
45,354	Aptiv PLC	4,307,269	0.3
43,061	Aramark	1,868,847	0.1
9,466 (1),(2)	Autonation, Inc.	460,332	0.0
4,181 (1)	Autozone, Inc.	4,980,867	0.3
39,701	Best Buy Co., Inc.	3,485,748	0.2
36,302	BorgWarner, Inc.	1,574,781	0.1
10,109 (1)	Bright Horizons Family Solutions, Inc.	1,519,282	0.1
14,253	Brunswick Corp.	854,895	0.1
11,502 (1)	Burlington Stores, Inc.	2,622,801	0.2
101,391 (1)	Caesars Entertainment Corp.	1,378,918	0.1
25,043 (1)	Capri Holdings Ltd.	955,390	0.1
28,933 (1),(2)	Carmax, Inc.	2,536,556	0.2
7,747 (2)	Carter's, Inc.	847,057	0.1
7,942 (1),(2)	Carvana Co.	731,061	0.1
4,505 (1)	Chipotle Mexican Grill, Inc.	3,771,180	0.3
5,897 (2)	Choice Hotels International, Inc.	609,927	0.0
5,203 (2)	Columbia Sportswear Co.	521,289	0.0
21,665	Darden Restaurants, Inc.	2,361,702	0.2
11,485	Dick's Sporting Goods, Inc.	568,393	0.0
45,720	Dollar General Corp.	7,131,406	0.5
41,535 (1)	Dollar Tree, Inc.	3,906,367	0.3
7,211	Domino's Pizza, Inc.	2,118,448	0.1
59,150	D.R. Horton, Inc.	3,120,162	0.2
14,526 (2)	Dunkin Brands Group, Inc.	1,097,294	0.1
21,001 (1),(2)	Etsy, Inc.	930,344	0.1
24,357	Expedia Group, Inc.	2,633,966	0.2
32,061	Extended Stay America, Inc.	476,426	0.0
9,627 (1)	Five Below, Inc.	1,230,908	0.1
12,056 (1),(2)	Floor & Decor Holdings, Inc.	612,565	0.0
18,729	Foot Locker, Inc.	730,244	0.1
14,930 (1)	frontdoor, Inc.	707,981	0.0
38,150 (2)	Gap, Inc.	674,492	0.0
25,532	Garmin Ltd.	2,490,902	0.2
45,023	Gentex Corp.	1,304,766	0.1
24,747	Genuine Parts Co.	2,628,874	0.2
40,890	Goodyear Tire & Rubber Co.	636,044	0.0
738	Graham Holdings Co.	471,575	0.0
8,349 (1),(2)	Grand Canyon Education, Inc.	799,751	0.1
16,044 (1),(2)	GrubHub, Inc.	780,380	0.1

See Accompanying Notes to Financial Statements

71

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
35,835	H&R Block, Inc.	841,406	0.1
63,244 (2)	Hanesbrands, Inc.	939,173	0.1
27,015 (2)	Harley-Davidson, Inc.	1,004,688	0.1
22,218	Hasbro, Inc.	2,346,443	0.2
15,081 (1)	Hilton Grand Vacations, Inc.	518,636	0.0
49,077	Hilton Worldwide Holdings, Inc.	5,443,130	0.4
6,361 (2)	Hyatt Hotels Corp.	570,645	0.0
17,263 (2)	International Game Technology PLC	258,427	0.0
27,947	Kohl's Corp.	1,423,900	0.1
40,095	L Brands, Inc.	726,521	0.1
10,733	Lear Corp.	1,472,568	0.1
23,049 (2)	Leggett & Platt, Inc.	1,171,581	0.1
48,528	Lennar Corp. - Class A	2,707,377	0.2
2,784	Lennar Corp. - Class B	124,445	0.0
54,044 (1)	LKQ Corp.	1,929,371	0.1
20,792 (1)	Lululemon Athletica, Inc.	4,816,883	0.3
54,363 (2)	Macy's, Inc.	924,171	0.1
60,394 (1),(2)	Mattel, Inc.	818,339	0.1
87,797	MGM Resorts International	2,921,006	0.2
10,373 (1)	Mohawk Industries, Inc.	1,414,670	0.1
66,779	Newell Brands, Inc.	1,283,492	0.1
19,023 (2)	Nordstrom, Inc.	778,611	0.1
37,336 (1)	Norwegian Cruise Line Holdings Ltd.	2,180,796	0.2
576 (1)	NVR, Inc.	2,193,644	0.2
9,257 (1),(2)	Ollie's Bargain Outlet Holdings, Inc.	604,575	0.0
13,132 (1)	O'Reilly Automotive, Inc.	5,755,230	0.4
6,014 (2)	Penske Auto Group, Inc.	302,023	0.0
14,437 (1)	Planet Fitness, Inc.	1,078,155	0.1
10,115	Polaris, Inc.	1,028,695	0.1
6,775	Pool Corp.	1,438,874	0.1
44,372	Pulte Group, Inc.	1,721,634	0.1
12,959	PVH Corp.	1,362,639	0.1
67,360 (1)	Qurate Retail, Inc.	567,845	0.0
8,649	Ralph Lauren Corp.	1,013,836	0.1
30,214	Royal Caribbean Cruises Ltd.	4,033,871	0.3
31,192	Service Corp. International	1,435,768	0.1
23,984 (1)	ServiceMaster Global Holdings, Inc.	927,221	0.1
13,986	Six Flags Entertainment Corp.	630,908	0.0
23,125 (1)	Skechers USA, Inc.	998,769	0.1
48,664	Tapestry, Inc.	1,312,468	0.1
8,071 (1)	Tempur Sealy International, Inc.	702,661	0.0
9,311 (2)	Thor Industries, Inc.	691,714	0.0
21,249	Tiffany & Co.	2,839,929	0.2
22,805	Toll Brothers, Inc.	901,026	0.1
20,971	Tractor Supply Co.	1,959,530	0.1
9,928 (1)	Ulta Beauty, Inc.	2,513,174	0.2
33,033 (1),(2)	Under Armour, Inc. - Class A	713,513	0.0
34,078 (1),(2)	Under Armour, Inc. - Class C	653,616	0.0
12,081 (1)	Urban Outfitters, Inc.	335,489	0.0
7,069 (2)	Vail Resorts, Inc.	1,695,358	0.1
11,112 (1),(2)	Wayfair, Inc.	1,004,191	0.1
32,646	Wendy's Company	725,068	0.0
10,900	Whirlpool Corp.	1,608,077	0.1
13,753 (2)	Williams-Sonoma, Inc.	1,010,020	0.1
16,013	Wyndham Destinations, Inc.	827,712	0.1
16,485	Wyndham Hotels & Resorts, Inc.	1,035,423	0.1
17,214	Wynn Resorts Ltd.	2,390,508	0.2
63,739	Yum China Holdings, Inc.	3,060,109	0.2
		159,997,809	11.3

	Consumer Staples: 4.1%
98,136	Archer-Daniels-Midland Co.	4,548,603	0.3
8,350 (1),(2)	Beyond Meat, Inc.	631,260	0.1
7,937	Brown-Forman Corp. - Class A	498,205	0.0
30,255 (2)	Brown-Forman Corp. - Class B	2,045,238	0.2
24,219	Bunge Ltd.	1,393,803	0.1
29,438	Campbell Soup Co.	1,454,826	0.1
6,435	Casey's General Stores, Inc.	1,023,101	0.1
43,317	Church & Dwight Co., Inc.	3,046,918	0.2
22,180	Clorox Co.	3,405,517	0.2
84,908	Conagra Brands, Inc.	2,907,250	0.2
50,783 (2)	Coty, Inc - Class A	571,309	0.0
11,040 (2)	Energizer Holdings, Inc.	554,429	0.0
34,265	Flowers Foods, Inc.	744,921	0.1
5,677 (1),(2)	Grocery Outlet Holding Corp.	184,219	0.0
14,624 (1),(2)	Hain Celestial Group, Inc.	379,566	0.0
17,505 (1)	Herbalife Nutrition Ltd.	834,463	0.1
25,443	Hershey Co.	3,739,612	0.3
48,906 (2)	Hormel Foods Corp.	2,206,150	0.2
11,747	Ingredion, Inc.	1,091,884	0.1
19,329	JM Smucker Co.	2,012,729	0.2
43,338	Kellogg Co.	2,997,256	0.2
140,021	Kroger Co.	4,059,209	0.3
25,723	Lamb Weston Holdings, Inc.	2,212,950	0.2
21,620	McCormick & Co., Inc.	3,669,563	0.3
30,630	Molson Coors Brewing Co.	1,650,957	0.1
9,655	Nu Skin Enterprises, Inc.	395,662	0.0
9,364 (1)	Pilgrim's Pride Corp.	306,343	0.0
11,421 (1)	Post Holdings, Inc.	1,246,031	0.1
45	Seaboard Corp.	191,275	0.0
7,362	Spectrum Brands Holdings, Inc.	473,303	0.0
20,673 (1),(2)	Sprouts Farmers Market, Inc.	400,022	0.0
9,763 (1),(2)	TreeHouse Foods, Inc.	473,505	0.0
50,701	Tyson Foods, Inc.	4,615,819	0.3
38,391 (1)	US Foods Holding Corp.	1,608,199	0.1
		57,574,097	4.1

	Energy: 3.9%
44,582 (2)	Antero Midstream Corp.	338,377	0.0
46,825 (1),(2)	Antero Resources Corp.	133,451	0.0
66,140 (2)	Apache Corp.	1,692,523	0.1
13,585 (1)	Apergy Corp.	458,901	0.0
114,588	Baker Hughes Co.	2,936,891	0.2
70,744	Cabot Oil & Gas Corp.	1,231,653	0.1
33,533 (1),(2)	Centennial Resource Development, Inc./DE	154,923	0.0
40,590 (1)	Cheniere Energy, Inc.	2,478,831	0.2
231,200 (1)	Chesapeake Energy Corp.	190,879	0.0
17,594	Cimarex Energy Co.	923,509	0.1
35,005	Concho Resources, Inc./Midland TX	3,065,388	0.2

See Accompanying Notes to Financial Statements

72

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
15,284	Continental Resources, Inc.	524,241	0.0
67,453	Devon Energy Corp.	1,751,754	0.1
28,203	Diamondback Energy, Inc.	2,618,931	0.2
44,726 (2)	EQT Corp.	487,513	0.0
35,858 (2)	Equitrans Midstream Corp.	479,063	0.0
153,399	Halliburton Co.	3,753,674	0.3
18,756	Helmerich & Payne, Inc.	852,085	0.1
47,303	Hess Corp.	3,160,313	0.2
26,299	HollyFrontier Corp.	1,333,622	0.1
63,642 (2)	Kosmos Energy Ltd.	362,759	0.0
141,188	Marathon Oil Corp.	1,917,333	0.1
26,297 (2)	Murphy Oil Corp.	704,760	0.1
67,883	National Oilwell Varco, Inc.	1,700,469	0.1
83,395	Noble Energy, Inc.	2,071,532	0.1
72,457	Oneok, Inc.	5,482,821	0.4
47,307	Parsley Energy, Inc.	894,575	0.1
35,028 (2)	Patterson-UTI Energy, Inc.	367,794	0.0
20,980	PBF Energy, Inc.	658,143	0.1
29,018	Pioneer Natural Resources Co.	4,392,455	0.3
36,792 (2)	Range Resources Corp.	178,441	0.0
40,261	Targa Resources Corp.	1,643,857	0.1
101,805 (1),(2)	Transocean Ltd.	700,418	0.1
213,850	Williams Cos., Inc.	5,072,522	0.4
73,762 (1)	WPX Energy, Inc.	1,013,490	0.1
		55,727,891	3.9

	Financials: 12.8%
8,624	Affiliated Managers Group, Inc.	730,798	0.1
95,240	AGNC Investment Corp.	1,683,843	0.1
2,461 (1)	Alleghany Corp.	1,967,742	0.1
67,011	Ally Financial, Inc.	2,047,856	0.1
12,950	American Financial Group, Inc.	1,419,968	0.1
1,311	American National Insurance Co.	154,278	0.0
22,300	Ameriprise Financial, Inc.	3,714,734	0.3
251,704	Annaly Capital Management, Inc.	2,371,052	0.2
67,444 (1)	Arch Capital Group Ltd.	2,892,673	0.2
32,360	Arthur J. Gallagher & Co.	3,081,643	0.2
28,171	Associated Banc-Corp.	620,889	0.0
10,657	Assurant, Inc.	1,396,920	0.1
16,404	Assured Guaranty Ltd.	804,124	0.1
25,311 (1)	Athene Holding Ltd.	1,190,376	0.1
72,935	AXA Equitable Holdings, Inc.	1,807,329	0.1
14,513	Axis Capital Holdings Ltd.	862,653	0.1
7,103 (2)	Bank of Hawaii Corp.	675,921	0.0
21,363	Bank OZK	651,678	0.0
16,497	BankUnited, Inc.	603,130	0.0
51,733	BGC Partners, Inc.	307,294	0.0
5,687 (2)	BOK Financial Corp.	497,044	0.0
19,019 (1)	Brighthouse Financial, Inc.	746,115	0.1
41,465	Brown & Brown, Inc.	1,637,038	0.1
19,492	Cboe Global Markets, Inc.	2,339,040	0.2
32,762 (2)	Chimera Investment Corp.	673,587	0.0
26,788	Cincinnati Financial Corp.	2,816,758	0.2
16,639	CIT Group, Inc.	759,238	0.1
76,530	Citizens Financial Group, Inc.	3,107,883	0.2
4,998	CNA Financial Corp.	223,960	0.0
25,283	Comerica, Inc.	1,814,055	0.1
17,868 (2)	Commerce Bancshares, Inc.	1,213,952	0.1
1,840 (1)	Credit Acceptance Corp.	813,887	0.1
9,932 (2)	Cullen/Frost Bankers, Inc.	971,151	0.1
55,145	Discover Financial Services	4,677,399	0.3
39,827	E*Trade Financial Corp.	1,806,951	0.1
25,528	East West Bancorp, Inc.	1,243,214	0.1
19,647	Eaton Vance Corp.	917,318	0.1
4,330 (2)	Erie Indemnity Co.	718,780	0.1
6,949	Evercore, Inc.	519,507	0.0
7,072	Everest Re Group Ltd.	1,957,812	0.1
6,596 (2)	Factset Research Systems, Inc.	1,769,707	0.1
46,484	Fidelity National Financial, Inc.	2,108,049	0.1
124,866	Fifth Third Bancorp	3,838,381	0.3
19,195	First American Financial Corp.	1,119,452	0.1
1,231	First Citizens BancShares, Inc.	655,151	0.0
23,479	First Hawaiian, Inc.	677,369	0.0
54,861	First Horizon National Corp.	908,498	0.1
29,278	First Republic Bank	3,438,701	0.2
56,969	FNB Corp.	723,506	0.1
48,650 (2)	Franklin Resources, Inc.	1,263,927	0.1
18,789	Globe Life, Inc.	1,977,542	0.1
6,940 (2)	Hanover Insurance Group, Inc.	948,490	0.1
63,465	Hartford Financial Services Group, Inc.	3,856,768	0.3
181,058	Huntington Bancshares, Inc.	2,730,355	0.2
13,107 (2)	Interactive Brokers Group, Inc.	611,048	0.0
67,111 (2)	Invesco Ltd.	1,206,656	0.1
27,695 (2)	Janus Henderson Group PLC	677,143	0.0
46,587	Jefferies Financial Group, Inc.	995,564	0.1
11,065	Kemper Corp.	857,538	0.1
172,678	Keycorp	3,495,003	0.2
18,232	Lazard Ltd.	728,551	0.1
15,096	Legg Mason, Inc.	542,097	0.0
1,356 (1),(2)	LendingTree, Inc.	411,465	0.0
35,119	Lincoln National Corp.	2,072,372	0.1
45,101	Loews Corp.	2,367,351	0.2
14,170	LPL Financial Holdings, Inc.	1,307,183	0.1
23,188	M&T Bank Corp.	3,936,163	0.3
2,386 (1)	Markel Corp.	2,727,604	0.2
6,480	MarketAxess Holdings, Inc.	2,456,633	0.2
4,847	Mercury General Corp.	236,194	0.0
78,931	MFA Financial, Inc.	603,822	0.0
61,082	MGIC Investment Corp.	865,532	0.1
3,453	Morningstar, Inc.	522,473	0.0
14,493	MSCI, Inc. - Class A	3,741,803	0.3
20,185	Nasdaq, Inc.	2,161,814	0.2

See Accompanying Notes to Financial Statements

73

Voya Russell TM Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
34,214	Navient Corp.	468,048	0.0
72,971 (2)	New Residential Investment Corp.	1,175,563	0.1
79,730	New York Community Bancorp., Inc.	958,355	0.1
34,318	Northern Trust Corp.	3,645,944	0.3
49,588	Old Republic International Corp.	1,109,284	0.1
11,465	OneMain Holdings, Inc.	483,250	0.0
20,724	PacWest Bancorp	793,107	0.1
77,529	People's United Financial, Inc.	1,310,240	0.1
13,180 (2)	Pinnacle Financial Partners, Inc.	843,520	0.1
16,755	Popular, Inc.	984,356	0.1
7,329	Primerica, Inc.	956,874	0.1
48,621	Principal Financial Group, Inc.	2,674,155	0.2
16,041 (2)	Prosperity Bancshares, Inc.	1,153,187	0.1
21,875	Raymond James Financial, Inc.	1,956,938	0.1
169,920	Regions Financial Corp.	2,915,827	0.2
11,000	Reinsurance Group of America, Inc.	1,793,660	0.1
7,670	RenaissanceRe Holdings Ltd.	1,503,473	0.1
18,352	Santander Consumer USA Holdings, Inc.	428,886	0.0
22,395	SEI Investments Co.	1,466,425	0.1
9,323	Signature Bank	1,273,615	0.1
74,963	SLM Corp.	667,920	0.0
47,909	Starwood Property Trust, Inc.	1,191,018	0.1
63,961	State Street Corp.	5,059,315	0.4
35,610	Sterling Bancorp	750,659	0.1
9,140 (1)	SVB Financial Group	2,294,506	0.2
113,758	Synchrony Financial	4,096,426	0.3
24,644	Synovus Financial Corp.	966,045	0.1
40,154	T. Rowe Price Group, Inc.	4,892,363	0.3
26,885	TCF Financial Corp.	1,258,218	0.1
8,824 (1)	Texas Capital Bancshares, Inc.	500,938	0.0
8,627 (2)	TFS Financial Corp.	169,779	0.0
47,732 (2)	Two Harbors Investment Corp.	697,842	0.0
38,742	Umpqua Holdings Corp.	685,733	0.0
36,681	Unum Group	1,069,618	0.1
9,022 (2)	Virtu Financial, Inc.	144,262	0.0
23,673 (3)	Voya Financial, Inc.	1,443,580	0.1
16,073	Webster Financial Corp.	857,655	0.1
16,726	Western Alliance Bancorp.	953,382	0.1
543	White Mountains Insurance Group Ltd.	605,722	0.0
22,725	Willis Towers Watson PLC	4,589,087	0.3
9,881	Wintrust Financial Corp.	700,563	0.1
25,300	WR Berkley Corp.	1,748,230	0.1
29,590	Zions Bancorp NA	1,536,313	0.1
		181,753,376	12.8

	Health Care: 10.2%
7,805 (1)	Abiomed, Inc.	1,331,455	0.1
15,279 (1),(2)	Acadia Healthcare Co., Inc.	507,568	0.0
2,916 (1),(2)	Adaptive Biotechnologies Corp.	87,247	0.0
54,638	Agilent Technologies, Inc.	4,661,168	0.3
10,573 (1),(2)	Agios Pharmaceuticals, Inc.	504,861	0.0
13,737 (1)	Align Technology, Inc.	3,833,172	0.3
27,428 (1)	Alkermes PLC	559,531	0.0
18,642 (1),(2)	Alnylam Pharmaceuticals, Inc.	2,146,999	0.2
26,716	AmerisourceBergen Corp.	2,271,394	0.2
55,440 (1)	Avantor, Inc.	1,006,236	0.1
31,459 (1)	BioMarin Pharmaceutical, Inc.	2,659,858	0.2
3,736 (1)	Bio-Rad Laboratories, Inc.	1,382,432	0.1
6,596	Bio-Techne Corp.	1,447,888	0.1
9,688 (1),(2)	Bluebird Bio, Inc.	850,122	0.1
17,967	Bruker Corp.	915,778	0.1
6,638 (2)	Cantel Medical Corp.	470,634	0.0
51,532	Cardinal Health, Inc.	2,606,489	0.2
25,511 (1)	Catalent, Inc.	1,436,269	0.1
72,071 (1)	Centene Corp.	4,531,104	0.3
55,052	Cerner Corp.	4,040,266	0.3
8,594 (1),(2)	Change Healthcare, Inc.	140,856	0.0
8,475 (1)	Charles River Laboratories International, Inc.	1,294,641	0.1
2,736	Chemed Corp.	1,201,815	0.1
8,566	Cooper Cos., Inc.	2,752,170	0.2
17,188 (1),(2)	Covetrus, Inc.	226,882	0.0
17,450 (1)	DaVita, Inc.	1,309,273	0.1
39,244	Dentsply Sirona, Inc.	2,220,818	0.2
15,949 (1)	DexCom, Inc.	3,488,684	0.2
65,765 (1)	Elanco Animal Health, Inc.	1,936,779	0.1
17,225	Encompass Health Corp.	1,193,176	0.1
25,327 (1)	Envista Holdings Corp.	750,692	0.1
24,613 (1)	Exact Sciences Corp.	2,276,210	0.2
52,520 (1)	Exelixis, Inc.	925,402	0.1
6,503 (1),(2)	Guardant Health, Inc.	508,144	0.0
25,773 (1)	Henry Schein, Inc.	1,719,575	0.1
11,758	Hill-Rom Holdings, Inc.	1,334,886	0.1
46,880 (1)	Hologic, Inc.	2,447,605	0.2
32,734 (1)	Horizon Therapeutics Plc	1,184,971	0.1
3,380 (1)	ICU Medical, Inc.	632,466	0.0
14,968 (1)	Idexx Laboratories, Inc.	3,908,594	0.3
31,280 (1)	Incyte Corp., Ltd.	2,731,370	0.2
10,443 (1)	Insulet Corp.	1,787,842	0.1
12,463 (1),(2)	Integra LifeSciences Holdings Corp.	726,344	0.1
22,518 (1)	Ionis Pharmaceuticals, Inc.	1,360,312	0.1
31,124 (1)	IQVIA Holdings, Inc.	4,808,969	0.3
9,741 (1)	Jazz Pharmaceuticals PLC	1,454,136	0.1
17,042 (1)	Laboratory Corp. of America Holdings	2,882,995	0.2
8,286 (1)	Masimo Corp.	1,309,685	0.1
31,747	McKesson Corp.	4,391,245	0.3
14,374 (1)	Mednax, Inc.	399,453	0.0
4,230 (1)	Mettler Toledo International, Inc.	3,355,574	0.2
36,405 (1),(2)	Moderna, Inc.	712,082	0.1
10,965 (1)	Molina Healthcare, Inc.	1,487,841	0.1
90,538 (1)	Mylan NV	1,819,814	0.1
29,524 (1),(2)	Nektar Therapeutics	637,276	0.0
15,902 (1)	Neurocrine Biosciences, Inc.	1,709,306	0.1
5,531 (1),(2)	Penumbra, Inc.	908,577	0.1
19,405	PerkinElmer, Inc.	1,884,226	0.1

See Accompanying Notes to Financial Statements

74

Voya Russell TM Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
22,195	Perrigo Co. PLC	1,146,594	0.1
11,054 (1)	PRA Health Sciences, Inc.	1,228,652	0.1
10,831 (1),(2)	Premier, Inc.	410,278	0.0
38,928 (1)	QIAGEN NV	1,315,766	0.1
23,626	Quest Diagnostics, Inc.	2,523,021	0.2
25,008	Resmed, Inc.	3,875,490	0.3
8,996 (1),(2)	Sage Therapeutics, Inc.	649,421	0.0
12,416 (1),(2)	Sarepta Therapeutics, Inc.	1,602,161	0.1
20,219 (1)	Seattle Genetics, Inc.	2,310,223	0.2
14,749	STERIS Public Ltd. Co.	2,248,043	0.2
8,130	Teleflex, Inc.	3,060,457	0.2
7,597 (1)	United Therapeutics Corp.	669,144	0.0
13,784	Universal Health Services, Inc.	1,977,453	0.1
16,004 (1)	Varian Medical Systems, Inc.	2,272,728	0.2
23,081 (1)	Veeva Systems, Inc.	3,246,573	0.2
11,250 (1),(2)	Waters Corp.	2,628,563	0.2
8,815 (1)	WellCare Health Plans, Inc.	2,910,801	0.2
12,871	West Pharmaceutical Services, Inc.	1,934,897	0.1
36,145	Zimmer Biomet Holdings, Inc.	5,410,184	0.4
		144,491,606	10.2

	Industrials: 13.8%
6,963	Acuity Brands, Inc.	960,894	0.1
19,430 (2)	ADT, Inc.	154,080	0.0
27,415 (1)	AECOM	1,182,409	0.1
11,184	AGCO Corp.	863,964	0.1
18,586	Air Lease Corp.	883,207	0.1
21,243	Alaska Air Group, Inc.	1,439,213	0.1
16,349	Allegion Public Ltd.	2,036,104	0.1
19,433	Allison Transmission Holdings, Inc.	939,003	0.1
1,558	AMERCO	585,528	0.0
69,153 (2)	American Airlines Group, Inc.	1,983,308	0.1
40,039	Ametek, Inc.	3,993,490	0.3
23,886 (2)	AO Smith Corp.	1,137,929	0.1
67,760	Arconic, Inc.	2,084,975	0.1
8,608	Armstrong World Industries, Inc.	808,894	0.1
16,717 (2)	BWX Technologies, Inc.	1,037,791	0.1
9,883	Carlisle Cos., Inc.	1,599,465	0.1
23,701 (2)	CH Robinson Worldwide, Inc.	1,853,418	0.1
14,744	Cintas Corp.	3,967,315	0.3
9,062 (1)	Clean Harbors, Inc.	777,066	0.1
16,317 (1),(2)	Colfax Corp.	593,612	0.0
5,512	Copa Holdings S.A.- Class A	595,737	0.0
35,413 (1)	Copart, Inc.	3,220,458	0.2
6,338 (1)	CoStar Group, Inc.	3,792,025	0.3
8,819	Crane Co.	761,785	0.0
26,359	Cummins, Inc.	4,717,207	0.3
7,483	Curtiss-Wright Corp.	1,054,280	0.1
22,462	Donaldson Co., Inc.	1,294,260	0.1
25,505	Dover Corp.	2,939,706	0.2
21,180	Equifax, Inc.	2,967,742	0.2
30,177	Expeditors International Washington, Inc.	2,354,410	0.2
100,726	Fastenal Co.	3,721,826	0.3
23,062	Flowserve Corp.	1,147,796	0.1
24,586	Fluor Corp.	464,184	0.0
52,035	Fortive Corp.	3,974,954	0.3
24,532	Fortune Brands Home & Security, Inc.	1,602,921	0.1
23,185 (1)	Gardner Denver Holdings, Inc.	850,426	0.1
8,132 (1),(2)	Gates Industrial Corp. PLC	111,896	0.0
29,023	Graco, Inc.	1,509,196	0.1
10,866 (2)	GrafTech International Ltd.	126,263	0.0
29,179 (1)	HD Supply Holdings, Inc.	1,173,579	0.1
6,857 (2)	Heico Corp.	782,727	0.1
13,421	Heico Corp. - Class A	1,201,582	0.1
14,908	Hexcel Corp.	1,092,905	0.1
9,543	Hubbell, Inc.	1,410,646	0.1
7,044	Huntington Ingalls Industries, Inc.	1,767,199	0.1
23,348 (1)	IAA, Inc.	1,098,757	0.1
13,298	IDEX Corp.	2,287,256	0.2
69,756 (1)	IHS Markit Ltd.	5,256,115	0.4
42,430	Ingersoll-Rand PLC - Class A	5,639,796	0.4
15,431	ITT, Inc.	1,140,505	0.1
23,207	Jacobs Engineering Group, Inc.	2,084,685	0.1
14,982	JB Hunt Transport Services, Inc.	1,749,598	0.1
50,725 (1)	JetBlue Airways Corp.	949,572	0.1
17,406	Kansas City Southern	2,665,903	0.2
22,575 (2)	KAR Auction Services, Inc.	491,909	0.0
10,441 (1)	Kirby Corp.	934,783	0.1
21,676 (2)	Knight-Swift Transportation Holdings, Inc.	776,868	0.1
38,929	L3Harris Technologies, Inc.	7,702,881	0.5
6,921 (2)	Landstar System, Inc.	788,094	0.1
6,169 (2)	Lennox International, Inc.	1,505,051	0.1
10,426 (2)	Lincoln Electric Holdings, Inc.	1,008,507	0.1
33,503 (1),(2)	Lyft, Inc.	1,441,299	0.1
12,909	Macquarie Infrastructure Co. LLC	553,022	0.0
10,478	Manpowergroup, Inc.	1,017,414	0.1
50,216	Masco Corp.	2,409,866	0.2
9,746 (1),(2)	Middleby Corp.	1,067,382	0.1
7,679	MSC Industrial Direct Co.	602,571	0.0
62,551	Nielsen Holdings PLC	1,269,785	0.1
10,076	Nordson Corp.	1,640,776	0.1
26,643	nVent Electric PLC	681,528	0.0
11,417	Old Dominion Freight Line	2,166,718	0.1
11,955	Oshkosh Corp.	1,131,541	0.1
18,894	Owens Corning, Inc.	1,230,377	0.1
59,765	Paccar, Inc.	4,727,411	0.3
22,552	Parker Hannifin Corp.	4,641,653	0.3
29,436	Pentair PLC	1,350,229	0.1
24,885	Quanta Services, Inc.	1,013,068	0.1
7,171	Regal Beloit Corp.	613,909	0.0
37,541	Republic Services, Inc.	3,364,800	0.2
21,815 (1)	Resideo Technologies, Inc.	260,253	0.0
19,973	Robert Half International, Inc.	1,261,295	0.1

See Accompanying Notes to Financial Statements

75

Voya Russell TM Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
20,277	Rockwell Automation, Inc.	4,109,540	0.3
24,916	Rollins, Inc.	826,215	0.1
9,145	Ryder System, Inc.	496,665	0.0
9,822	Schneider National, Inc.	214,316	0.0
27,512 (1)	Sensata Technologies Holding PLC	1,482,071	0.1
9,567	Snap-On, Inc.	1,620,650	0.1
18,109	Spirit Aerosystems Holdings, Inc.	1,319,784	0.1
26,690	Stanley Black & Decker, Inc.	4,423,601	0.3
15,700 (1),(2)	Stericycle, Inc.	1,001,817	0.1
6,297 (1)	Teledyne Technologies, Inc.	2,182,162	0.2
40,526	Textron, Inc.	1,807,460	0.1
11,806	Timken Co.	664,796	0.0
18,602	Toro Co.	1,482,021	0.1
8,668	TransDigm Group, Inc.	4,854,080	0.3
32,931	TransUnion	2,819,223	0.2
17,708 (2)	Trinity Industries, Inc.	392,232	0.0
40,800 (1)	United Airlines Holdings, Inc.	3,594,072	0.2
13,222 (1)	United Rentals, Inc.	2,205,033	0.2
29,822 (1),(2)	Univar Solutions, Inc.	722,885	0.0
3,733	Valmont Industries, Inc.	559,129	0.0
28,119	Verisk Analytics, Inc.	4,199,291	0.3
8,992 (1)	WABCO Holdings, Inc.	1,218,416	0.1
31,601	Westinghouse Air Brake Technologies Corp.	2,458,558	0.2
5,710 (2)	Watsco, Inc.	1,028,656	0.1
7,439 (1)	Wesco International, Inc.	441,802	0.0
9,681	Woodward, Inc.	1,146,618	0.1
7,612	WW Grainger, Inc.	2,576,814	0.2
16,119 (1),(2)	XPO Logistics, Inc.	1,284,684	0.1
31,521	Xylem, Inc.	2,483,540	0.2
		195,658,683	13.8

	Information Technology: 17.9%
9,888 (1),(2)	2U, Inc.	237,213	0.0
181,805 (1)	Advanced Micro Devices, Inc.	8,337,577	0.6
27,881 (1)	Akamai Technologies, Inc.	2,408,361	0.2
7,089	Alliance Data Systems Corp.	795,386	0.1
7,995 (1),(2)	Alteryx, Inc.	800,060	0.1
23,835	Amdocs Ltd.	1,720,649	0.1
51,384	Amphenol Corp.	5,561,290	0.4
15,054 (1)	Anaplan, Inc.	788,830	0.1
14,724 (1)	ANSYS, Inc.	3,790,105	0.3
10,437 (1)	Arista Networks, Inc.	2,122,886	0.1
14,222 (1)	Arrow Electronics, Inc.	1,205,172	0.1
12,006 (1)	Aspen Technology, Inc.	1,451,886	0.1
20,670 (1)	Atlassian Corp. PLC	2,487,428	0.2
8,252 (1)	Avalara, Inc.	604,459	0.0
17,617	Avnet, Inc.	747,665	0.1
25,277 (1)	Black Knight, Inc.	1,629,861	0.1
23,991	Booz Allen Hamilton Holding Corp.	1,706,480	0.1
20,016	Broadridge Financial Solutions, Inc. ADR	2,472,777	0.2
4,323 (1)	CACI International, Inc.	1,080,707	0.1
49,003 (1)	Cadence Design Systems, Inc.	3,398,848	0.2
21,401	CDK Global, Inc.	1,170,207	0.1
25,110	CDW Corp.	3,586,712	0.3
6,338 (1)	Cerence, Inc.	143,429	0.0
16,409 (1)	Ceridian HCM Holding, Inc.	1,113,843	0.1
27,251 (1)	Ciena Corp.	1,163,345	0.1
21,859	Citrix Systems, Inc.	2,424,163	0.2
28,845	Cognex Corp.	1,616,474	0.1
4,222 (1)	Coherent, Inc.	702,330	0.0
33,584 (1),(2)	CommScope Holding Co., Inc.	476,557	0.0
14,145 (1)	CoreLogic, Inc.	618,278	0.0
133,367	Corning, Inc.	3,882,313	0.3
11,035 (1),(2)	Coupa Software, Inc.	1,613,869	0.1
18,948 (1),(2)	Cree, Inc.	874,450	0.1
64,845	Cypress Semiconductor Corp.	1,512,834	0.1
27,314 (1)	DocuSign, Inc.	2,024,241	0.1
11,046	Dolby Laboratories, Inc.	759,965	0.1
37,218 (1)	Dropbox, Inc.	666,574	0.0
45,056	DXC Technology Co.	1,693,655	0.1
11,252 (1)	Dynatrace, Inc.	284,676	0.0
8,669 (1)	EchoStar Corp.	375,454	0.0
7,967 (1)	Elastic NV	512,278	0.0
23,677	Entegris, Inc.	1,185,981	0.1
9,126 (1)	EPAM Systems, Inc.	1,936,172	0.1
8,793 (1)	Euronet Worldwide, Inc.	1,385,425	0.1
10,718 (1)	F5 Networks, Inc.	1,496,769	0.1
4,990 (1)	Fair Isaac Corp.	1,869,653	0.1
35,062 (1)	FireEye, Inc.	579,575	0.0
14,490 (1),(2)	First Solar, Inc.	810,860	0.1
99,462 (1)	Fiserv, Inc.	11,500,791	0.8
15,019 (1)	FleetCor Technologies, Inc.	4,321,267	0.3
23,735	Flir Systems, Inc.	1,235,881	0.1
25,198 (1)	Fortinet, Inc.	2,690,138	0.2
15,375 (1)	Gartner, Inc.	2,369,287	0.2
32,894	Genpact Ltd.	1,387,140	0.1
52,548	Global Payments, Inc.	9,593,163	0.7
30,106 (1)	GoDaddy, Inc.	2,044,800	0.1
14,570 (1)	Guidewire Software, Inc.	1,599,349	0.1
230,318	Hewlett Packard Enterprise Co.	3,652,843	0.3
7,127 (1)	HubSpot, Inc.	1,129,629	0.1
6,242 (1),(2)	IPG Photonics Corp.	904,591	0.1
26,196	Jabil, Inc.	1,082,681	0.1
13,515	Jack Henry & Associates, Inc.	1,968,730	0.1
58,481	Juniper Networks, Inc.	1,440,387	0.1
33,038 (1)	Keysight Technologies, Inc.	3,390,690	0.2
28,082	KLA Corp.	5,003,370	0.4
25,443	Lam Research Corp.	7,439,533	0.5
23,533	Leidos Holdings, Inc.	2,303,645	0.2
4,209	Littelfuse, Inc.	805,182	0.1
8,461	LogMeIn, Inc.	725,446	0.0
11,321 (1)	Manhattan Associates, Inc.	902,850	0.1
116,863	Marvell Technology Group Ltd.	3,103,881	0.2
47,767	Maxim Integrated Products	2,938,148	0.2
2,758 (1),(2)	Medallia, Inc.	85,801	0.0
40,958 (2)	Microchip Technology, Inc.	4,289,122	0.3
9,498	MKS Instruments, Inc.	1,044,875	0.1
7,356 (1),(2)	MongoDB, Inc.	968,123	0.1
7,353	Monolithic Power Systems, Inc.	1,308,981	0.1
30,163	Motorola Solutions, Inc.	4,860,466	0.3
22,875	National Instruments Corp.	968,527	0.1
22,426 (1)	NCR Corp.	788,498	0.1
42,105	NetApp, Inc.	2,621,036	0.2
8,728 (1)	New Relic, Inc.	573,517	0.0

See Accompanying Notes to Financial Statements

76

Voya Russell TM Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
101,911	NortonLifeLock, Inc.	2,600,769	0.2
50,288 (1)	Nuance Communications, Inc.	896,635	0.1
29,762 (1)	Nutanix, Inc.	930,360	0.1
18,450 (1)	Okta, Inc.	2,128,576	0.1
71,751 (1)	ON Semiconductor Corp.	1,749,289	0.1
7,403 (1),(2)	PagerDuty, Inc.	173,156	0.0
16,696 (1)	Palo Alto Networks, Inc.	3,860,950	0.3
56,581	Paychex, Inc.	4,812,780	0.3
8,664 (1)	Paycom Software, Inc.	2,293,881	0.2
6,070 (1)	Paylocity Holding Corp.	733,377	0.1
6,703 (2)	Pegasystems, Inc.	533,894	0.0
11,042 (1),(2)	Pluralsight, Inc.	190,033	0.0
9,801 (1)	Proofpoint, Inc.	1,124,959	0.1
18,289 (1)	PTC, Inc.	1,369,663	0.1
40,774 (1)	Pure Storage, Inc. - Class A	697,643	0.0
20,430 (1)	Qorvo, Inc.	2,374,579	0.2
13,965 (1)	RealPage, Inc.	750,619	0.1
13,107 (1),(2)	RingCentral, Inc.	2,210,758	0.2
48,361	Sabre Corp.	1,085,221	0.1
29,967	Skyworks Solutions, Inc.	3,622,411	0.3
15,358 (1)	Smartsheet, Inc.	689,881	0.0
7,963 (1),(2)	SolarWinds Corp.	147,714	0.0
27,164 (1)	Splunk, Inc.	4,068,352	0.3
60,556 (1)	Square, Inc.	3,788,383	0.3
38,952	SS&C Technologies Holdings, Inc.	2,391,653	0.2
10,404	Switch, Inc.	154,187	0.0
7,262	SYNNEX Corp.	935,346	0.1
26,254 (1)	Synopsys, Inc.	3,654,557	0.3
19,978 (1)	Teradata Corp.	534,811	0.0
29,408	Teradyne, Inc.	2,005,332	0.1
6,903 (1),(2)	Trade Desk, Inc./The	1,793,261	0.1
44,243 (1)	Trimble, Inc.	1,844,491	0.1
21,593 (1),(2)	Twilio, Inc.	2,122,160	0.1
6,752 (1)	Tyler Technologies, Inc.	2,025,735	0.1
1,508	Ubiquiti, Inc.	284,982	0.0
7,502	Universal Display Corp.	1,545,937	0.1
18,237 (1)	VeriSign, Inc.	3,513,905	0.2
9,925 (1)	Viasat, Inc.	726,460	0.0
52,422	Western Digital Corp.	3,327,224	0.2
73,783 (2)	Western Union Co.	1,975,909	0.1
7,569 (1)	WEX, Inc.	1,585,403	0.1
31,548	Xerox Holdings Corp.	1,163,175	0.1
44,794	Xilinx, Inc.	4,379,509	0.3
9,409 (1)	Zebra Technologies Corp.	2,403,435	0.2
19,460 (1)	Zendesk, Inc.	1,491,220	0.1
11,105 (1),(2)	Zscaler, Inc.	516,383	0.0
		254,079,048	17.9

	Materials: 5.1%
18,509 (2)	Albemarle Corp.	1,351,897	0.1
32,683 (1)	Alcoa Corp.	703,011	0.1
11,261	Aptargroup, Inc.	1,301,997	0.1
3,276 (2)	Ardagh Group SA	64,144	0.0
10,584	Ashland Global Holdings, Inc.	809,994	0.1
14,675	Avery Dennison Corp.	1,919,783	0.1
36,310 (1)	Axalta Coating Systems Ltd.	1,103,824	0.1
56,889	Ball Corp.	3,679,012	0.3
23,188 (1)	Berry Global Group, Inc.	1,101,198	0.1
10,028	Cabot Corp.	476,531	0.0
21,228	Celanese Corp. - Series A	2,613,591	0.2
38,372	CF Industries Holdings, Inc.	1,831,879	0.1
28,739 (2)	Chemours Co.	519,889	0.0
132,212	Corteva, Inc.	3,908,187	0.3
22,897 (1)	Crown Holdings, Inc.	1,660,948	0.1
10,018	Domtar Corp.	383,088	0.0
7,340 (2)	Eagle Materials, Inc.	665,444	0.1
24,061	Eastman Chemical Co.	1,907,075	0.1
39,745 (1),(2)	Element Solutions, Inc.	464,222	0.0
22,778	FMC Corp.	2,273,700	0.2
255,238	Freeport-McMoRan, Inc.	3,348,723	0.2
50,890	Graphic Packaging Holding Co.	847,319	0.1
37,989	Huntsman Corp.	917,814	0.1
18,789 (2)	International Flavors & Fragrances, Inc.	2,424,157	0.2
69,143	International Paper Co.	3,184,035	0.2
10,988	Martin Marietta Materials, Inc.	3,072,684	0.2
60,837	Mosaic Co.	1,316,513	0.1
1,205 (2)	NewMarket Corp.	586,257	0.0
144,092	Newmont Goldcorp Corp.	6,260,797	0.4
53,653	Nucor Corp.	3,019,591	0.2
27,229	O-I Glass, Inc.	324,842	0.0
28,053	Olin Corp.	483,914	0.0
16,467 (2)	Packaging Corp. of America	1,844,139	0.1
11,453	Reliance Steel & Aluminum Co.	1,371,611	0.1
11,488	Royal Gold, Inc.	1,404,408	0.1
22,465	RPM International, Inc.	1,724,413	0.1
6,948	Scotts Miracle-Gro Co.	737,739	0.1
27,339	Sealed Air Corp.	1,088,912	0.1
13,674	Silgan Holdings, Inc.	424,988	0.0
17,456	Sonoco Products Co.	1,077,384	0.1
36,248	Steel Dynamics, Inc.	1,233,882	0.1
30,227 (2)	United States Steel Corp.	344,890	0.0
33,149	Valvoline, Inc.	709,720	0.1
23,127	Vulcan Materials Co.	3,330,057	0.2
6,210 (2)	Westlake Chemical Corp.	435,632	0.0
44,782	WestRock Co.	1,921,596	0.1
10,053	WR Grace & Co.	702,202	0.1
		72,877,633	5.1

	Real Estate: 9.5%
20,046	Alexandria Real Estate Equities, Inc.	3,239,033	0.2
24,041	American Campus Communities, Inc.	1,130,648	0.1
45,214	American Homes 4 Rent	1,185,059	0.1
33,689 (2)	Americold Realty Trust	1,181,136	0.1
25,984	Apartment Investment & Management Co.	1,342,074	0.1
36,931	Apple Hospitality REIT, Inc.	600,129	0.0
24,530	AvalonBay Communities, Inc.	5,143,941	0.4
27,237	Boston Properties, Inc.	3,754,893	0.3
30,644	Brandywine Realty Trust	482,643	0.0
52,199	Brixmor Property Group, Inc.	1,128,020	0.1
11,554 (2)	Brookfield Property REIT, Inc.	213,114	0.0
16,422	Camden Property Trust	1,742,374	0.1
58,953 (1)	CBRE Group, Inc.	3,613,229	0.3

See Accompanying Notes to Financial Statements

77

Voya Russell TM Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
84,043 (2)	Colony Capital, Inc.	399,204	0.0
20,471	Columbia Property Trust, Inc.	428,049	0.0
6,592	Coresite Realty Corp.	739,095	0.1
19,695	Corporate Office Properties Trust SBI MD	578,639	0.0
25,608	Cousins Properties, Inc.	1,055,050	0.1
33,784	CubeSmart	1,063,520	0.1
19,683	CyrusOne, Inc.	1,287,859	0.1
36,604 (2)	Digital Realty Trust, Inc.	4,382,963	0.3
29,169	Douglas Emmett, Inc.	1,280,519	0.1
64,724	Duke Realty Corp.	2,243,981	0.2
26,328	Empire State Realty Trust, Inc.	367,539	0.0
13,701	EPR Properties	967,839	0.1
21,168	Equity Commonwealth	694,945	0.0
30,497	Equity Lifestyle Properties, Inc.	2,146,684	0.2
64,449	Equity Residential	5,215,213	0.4
11,526	Essex Property Trust, Inc.	3,467,712	0.2
22,119	Extra Space Storage, Inc.	2,336,209	0.2
13,130	Federal Realty Investment Trust	1,690,225	0.1
35,589	Gaming and Leisure Properties, Inc.	1,532,106	0.1
36,223 (2)	Healthcare Trust of America, Inc.	1,096,832	0.1
86,555	Healthpeak Properties, Inc.	2,983,551	0.2
17,949	Highwoods Properties, Inc.	877,886	0.1
125,197	Host Hotels & Resorts, Inc.	2,322,404	0.2
7,046 (1),(2)	Howard Hughes Corp.	893,433	0.1
26,710	Hudson Pacific Properties, Inc.	1,005,632	0.1
94,136	Invitation Homes, Inc.	2,821,256	0.2
50,136 (2)	Iron Mountain, Inc.	1,597,834	0.1
21,490	JBG SMITH Properties	857,236	0.1
9,031	Jones Lang LaSalle, Inc.	1,572,207	0.1
18,292	Kilroy Realty Corp.	1,534,699	0.1
71,006 (2)	Kimco Realty Corp.	1,470,534	0.1
14,964	Lamar Advertising Co.	1,335,687	0.1
27,390	Liberty Property Trust	1,644,770	0.1
8,162	Life Storage, Inc.	883,781	0.1
24,845	Macerich Co.	668,827	0.0
90,355	Medical Properties Trust, Inc.	1,907,394	0.1
19,984	Mid-America Apartment Communities, Inc.	2,635,090	0.2
30,100	National Retail Properties, Inc.	1,613,962	0.1
38,309	Omega Healthcare Investors, Inc.	1,622,386	0.1
25,135	Outfront Media, Inc.	674,121	0.0
34,376	Paramount Group, Inc.	478,514	0.0
41,946	Park Hotels & Resorts, Inc.	1,085,143	0.1
22,773	Rayonier, Inc.	746,044	0.1
57,433	Realty Income Corp.	4,228,792	0.3
29,259	Regency Centers Corp.	1,845,950	0.1
37,460	Retail Properties of America, Inc.	501,964	0.0
19,757	SBA Communications Corp.	4,761,239	0.3
28,636	Service Properties Trust	696,714	0.0
26,392	SITE Centers Corp.	370,016	0.0
14,053	SL Green Realty Corp.	1,291,190	0.1
17,451	Spirit Realty Capital, Inc.	858,240	0.1
37,709	STORE Capital Corp.	1,404,283	0.1
15,936	Sun Communities, Inc.	2,391,994	0.2
10,272	Taubman Centers, Inc.	319,356	0.0
51,049	UDR, Inc.	2,383,988	0.2
65,603	Ventas, Inc.	3,787,917	0.3
188,124	VEREIT, Inc.	1,738,266	0.1
81,237 (2)	VICI Properties, Inc.	2,075,605	0.1
30,411	Vornado Realty Trust	2,022,332	0.1
21,278	Weingarten Realty Investors	664,725	0.0
71,407	Welltower, Inc.	5,839,664	0.4
131,216	Weyerhaeuser Co.	3,962,723	0.3
30,095	WP Carey, Inc.	2,408,804	0.2
		134,516,629	9.5

	Utilities: 6.7%
116,759	AES Corp.	2,323,504	0.2
42,324	Alliant Energy Corp.	2,315,969	0.2
43,117	Ameren Corp.	3,311,386	0.2
31,820	American Water Works Co., Inc.	3,909,087	0.3
37,977 (2)	Aqua America, Inc.	1,782,640	0.1
20,570	Atmos Energy Corp.	2,300,960	0.2
9,885 (2)	Avangrid, Inc.	505,717	0.0
88,409	Centerpoint Energy, Inc.	2,410,913	0.2
49,812	CMS Energy Corp.	3,130,186	0.2
58,647	Consolidated Edison, Inc.	5,305,794	0.4
32,648	DTE Energy Co.	4,239,996	0.3
61,697	Edison International	4,652,571	0.3
35,021	Entergy Corp.	4,195,516	0.3
40,095	Evergy, Inc.	2,609,784	0.2
57,080	Eversource Energy	4,855,796	0.3
95,171	FirstEnergy Corp.	4,625,311	0.3
19,044 (2)	Hawaiian Electric Industries	892,402	0.1
8,843	Idacorp, Inc.	944,432	0.1
35,016	MDU Resources Group, Inc.	1,040,325	0.1
14,387 (2)	National Fuel Gas Co.	669,571	0.0
65,610	NiSource, Inc.	1,826,582	0.1
44,398	NRG Energy, Inc.	1,764,821	0.1
35,152	OGE Energy Corp.	1,563,209	0.1
93,284 (1)	PG&E Corp.	1,013,997	0.1
19,732	Pinnacle West Capital Corp.	1,774,499	0.1
127,413	PPL Corp.	4,571,578	0.3
88,948	Public Service Enterprise Group, Inc.	5,252,379	0.4
49,720	Sempra Energy	7,531,586	0.5
36,669	UGI Corp.	1,655,972	0.1
74,555	Vistra Energy Corp.	1,714,019	0.1
55,590	WEC Energy Group, Inc.	5,127,066	0.4
92,403	Xcel Energy, Inc.	5,866,667	0.4
		95,684,235	6.7

Total Common Stock
(Cost $688,496,555)	1,412,907,883	99.6

Principal Amount†	Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.2%

Commercial Paper: 0.7%
1,300,000 (4)	Banco Santander S.A., 1.950%, 02/05/2020	1,297,663	0.1

See Accompanying Notes to Financial Statements

78

Voya Russell TM Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (CONTINUED)
	Commercial Paper: (continued)
1,125,000 (4)	DBS Bank Ltd., 1.710%, 01/07/2020	1,124,646	0.1
850,000 (4)	DBS Bank Ltd., 1.860%, 02/28/2020	847,481	0.0
325,000 (4)	Le Mouvement Des Caisses Desjardins, 1.860%, 02/14/2020	324,297	0.0
1,200,000 (4)	LMA Americas LLC, 1.810%, 01/23/2020	1,198,442	0.1
1,075,000 (4)	Matchpoint Finance PLC, 1.850%, 02/03/2020	1,073,178	0.1
1,275,000 (4)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	1,272,371	0.1
1,333,000 (4)	Societe Generale, 1.970%, 01/09/2020	1,332,400	0.1
1,000,000 (4)	United Overseas Bnk Group, 1.900%, 01/24/2020	998,923	0.1

Total Commercial Paper
(Cost $9,469,401)	9,469,401	0.7

	Floating Rate Notes: 1.9%
1,200,000 (4)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	1,200,347	0.1
1,250,000 (4)	Bank of America Corp., 1.910%, 05/07/2020	1,250,000	0.1
900,000 (4)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.0
1,525,000 (4)	Bedford Row Funding, 1.820%, 01/07/2020	1,525,082	0.1
1,225,000 (4)	BNP Paribas, 1.950%, 05/14/2020	1,225,091	0.1
875,000 (4)	Commonwealth Bank of Australia, 1.920%, 03/16/2020	875,012	0.0
1,150,000 (4)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	1,149,997	0.1
1,200,000 (4)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,200,336	0.1
1,300,000 (4)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	1,300,218	0.1
1,000,000 (4)	Credit Suisse Group AG, 1.890%, 04/17/2020	1,000,448	0.1
1,525,000 (4)	Credit Suisse Group AG, 1.720%, 01/16/2020	1,525,113	0.1
1,100,000 (4)	HSBC Bank PLC, 1.970%, 06/03/2020	1,099,997	0.1
1,250,000 (4)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	1,250,318	0.1
375,000 (4)	Mizuho Financial Group Inc., 1.850%, 01/06/2020	375,020	0.0
1,050,000 (4)	Royal Bank Of Canada, 1.820%, 01/10/2020	1,050,067	0.1
1,300,000 (4)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	1,300,042	0.1
1,000,000 (4)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	999,988	0.1
300,000 (4)	Svenska Handelsbanken AB, 1.850%, 03/04/2020	300,050	0.0
1,000,000 (4)	Svenska Handelsbanken AB, 1.970%, 05/20/2020	1,000,034	0.1
1,250,000 (4)	The Norinchukin Bank, 2.050%, 04/24/2020	1,250,449	0.1
425,000 (4)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	424,907	0.0
675,000 (4)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	674,948	0.0
1,200,000 (4)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	1,199,797	0.1
950,000 (4)	Toronto-Dominion Bank, 1.850%, 02/13/2020	950,027	0.1
850,000 (4)	Westpac Banking Corp, 1.830%, 02/10/2020	850,067	0.0
975,000 (4)	Westpac Banking Corp, 1.970%, 06/03/2020	975,038	0.1

Total Floating Rate Notes
(Cost $26,852,326)	26,852,326	1.9

	Repurchase Agreements: 4.5%
26,153,791 (4)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $26,156,041, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $26,679,194, due 09/01/24-11/01/49)	26,153,791	1.8
3,523,617 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $3,523,926, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $3,594,409, due 01/15/20-11/15/48)	3,523,617	0.3
26,153,791 (4)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $26,156,041, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $26,676,867, due 02/13/20-09/20/69)	26,153,791	1.8

See Accompanying Notes to Financial Statements

79

Voya Russell TM Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (CONTINUED)
Repurchase Agreements: (continued)
8,212,795 (4)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $8,213,583, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,377,277, due 04/15/21-02/15/47)	8,212,795	0.6

Total Repurchase Agreements
(Cost $64,043,994)	64,043,994	4.5

	Certificates of Deposit: 0.4%
1,275,000 (4)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	1,274,897	0.1
1,225,000 (4)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	1,225,049	0.1
1,275,000 (4)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	1,275,045	0.1
525,000 (4)	The Norinchukin Bank, 1.890%, 03/13/2020	525,025	0.0
325,000 (4)	The Norinchukin Bank, 1.900%, 03/05/2020	325,027	0.0
1,250,000 (4)	Toronto-Dominion Bank, 1.850%, 03/18/2020	1,250,189	0.1

Total Certificates of Deposit
(Cost $5,875,232)	5,875,232	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds(4): 0.7%
7,216,000 (4),(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	7,216,000	0.5
3,244,000 (4),(5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	3,244,000	0.2

Total Mutual Funds
(Cost $10,460,000)	10,460,000	0.7

Total Short-Term Investments (Cost $116,700,953)	116,700,953	8.2

Total Investments in Securities (Cost $805,197,508)	$1,529,608,836	107.8
Liabilities in Excess of Other Assets	(111,234,144)	(7.8)
Net Assets	$1,418,374,692	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Investment in affiliate
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

80

Voya Russell TM Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Communication Services: 2.2%
26,179 (1)	AMC Entertainment Holdings, Inc.	$189,536	0.0
5,120 (1),(2)	Anterix, Inc.	221,235	0.0
5,461	ATN International, Inc.	302,485	0.0
7,702 (1),(2)	Bandwidth, Inc.	493,313	0.1
21,275 (1),(2)	Boingo Wireless, Inc.	232,961	0.0
5,708 (2)	Boston Omaha Corp.	120,096	0.0
6,919 (1),(2)	Cardlytics, Inc.	434,928	0.1
11,277 (2)	Care.com, Inc.	169,493	0.0
36,554 (1),(2)	Cargurus, Inc.	1,285,970	0.1
32,321 (1),(2)	Cars.com, Inc.	394,963	0.1
49,086 (2)	Central European Media Enterprises Ltd.	222,360	0.0
24,604 (1),(2)	Cincinnati Bell, Inc.	257,604	0.0
28,225 (2)	Clear Channel Outdoor Holdings, Inc.	80,724	0.0
20,230 (1)	Cogent Communications Holdings, Inc.	1,331,336	0.1
23,605 (2)	comScore, Inc.	116,609	0.0
36,493 (1)	Consolidated Communications Holdings, Inc.	141,593	0.0
7,202 (2)	Cumulus Media, Inc. Class-A	126,539	0.0
676 (1),(2)	Daily Journal Corp.	196,324	0.0
28,281 (2)	DHI Group, Inc.	85,126	0.0
13,802	Emerald Expositions Events, Inc.	145,611	0.0
59,912 (1)	Entercom Communications Corp.	277,992	0.0
34,202	Entravision Communications Corp.	89,609	0.0
36,079 (1),(2)	Eros International PLC	122,308	0.0
17,621 (1),(2)	Eventbrite, Inc.	355,416	0.1
4,565 (1),(2)	EverQuote, Inc.	156,808	0.0
25,682 (1)	EW Scripps Co.	403,464	0.1
22,955 (2)	Fluent, Inc.	57,388	0.0
54,026 (1),(2)	Frontier Communications Corp.	48,062	0.0
6,561 (2)	Gaia, Inc.	52,422	0.0
57,080 (1)	Gannett Co., Inc.	364,170	0.1
57,044 (1),(2)	Glu Mobile, Inc.	345,116	0.0
28,235 (1),(2)	Gogo, Inc.	180,704	0.0
44,546 (2)	Gray Television, Inc.	955,066	0.1
6,172 (2)	Hemisphere Media Group, Inc.	91,654	0.0
8,723 (2)	IDT Corp.	62,893	0.0
25,525 (2)	Imax Corp.	521,476	0.1
33,134 (1),(2)	Intelsat SA	232,932	0.0
48,518 (1),(2)	Iridium Communications, Inc.	1,195,484	0.1
22,235 (2)	Liberty Media Corp. - Braves C	656,822	0.1
35,486 (2)	Liberty TripAdvisor Holdings, Inc.	260,822	0.0
52,083 (1),(2)	Liberty Latin America Ltd.	1,013,535	0.1
24,222 (2)	Liberty Latin America Ltd. - Class A	467,485	0.1
19,345 (2)	LiveXLive Media, Inc.	29,888	0.0
7,149 (2)	Loral Space & Communications, Inc.	231,056	0.0
21,270 (2)	Marchex, Inc.	80,401	0.0
10,943	Marcus Corp.	347,659	0.0
33,654 (1),(2)	MDC Partners, Inc.	93,558	0.0
36,019 (2)	Meet Group, Inc./The	180,455	0.0
19,203 (1)	Meredith Corp.	623,521	0.1
22,561 (1),(2)	MSG Networks, Inc.	392,561	0.1
32,949	National CineMedia, Inc.	240,198	0.0
10,414 (2)	Ooma, Inc.	137,777	0.0
39,535 (1),(2)	Orbcomm, Inc.	166,442	0.0
72,514 (2)	Pareteum Corp.	31,710	0.0
22,159 (2)	QuinStreet, Inc.	339,254	0.0
7,120 (2)	Reading International, Inc.	79,673	0.0
14,057	Scholastic Corp.	540,492	0.1
22,976	Shenandoah Telecommunications Co.	956,031	0.1
9,771	Spok Holdings, Inc.	119,499	0.0
11,350 (2)	TechTarget, Inc.	296,235	0.0
108,181	TEGNA, Inc.	1,805,541	0.2
9,737	Tribune Publishing Co.	128,139	0.0
49,451 (1),(2)	TrueCar, Inc.	234,892	0.0
108,846 (2)	Vonage Holdings Corp.	806,549	0.1
13,524 (2)	WideOpenWest, Inc.	100,348	0.0
33,926 (1),(2)	Yelp, Inc.	1,181,643	0.1
		23,603,956	2.2

	Consumer Discretionary: 10.7%
13,239 (2)	1-800-Flowers.com, Inc.	191,966	0.0
33,509	Aarons, Inc.	1,913,699	0.2
31,855 (1)	Abercrombie & Fitch Co. - Class A	550,773	0.1
17,446	Acushnet Holdings Corp.	566,995	0.1
43,260 (2)	Adient plc	919,275	0.1
27,499 (2)	Adtalem Global Education, Inc.	961,640	0.1
54,725 (2)	American Axle & Manufacturing Holdings, Inc.	588,841	0.1
79,760 (1)	American Eagle Outfitters, Inc.	1,172,472	0.1
27,701 (2)	American Outdoor Brands Corp.	257,065	0.0
8,436 (2)	American Public Education, Inc.	231,062	0.0
3,106 (2)	America's Car-Mart, Inc.	340,604	0.0
9,489 (2)	Asbury Automotive Group, Inc.	1,060,775	0.1
4,980 (1),(2)	Ascena Retail Group, Inc.	38,172	0.0
24,086 (1),(2)	At Home Group, Inc.	132,473	0.0
19,791 (2)	Barnes & Noble Education, Inc.	84,508	0.0
5,303	Bassett Furniture Industries, Inc.	88,454	0.0
35,485	BBX Capital Corp.	169,264	0.0
14,547 (2)	Beazer Homes USA, Inc.	205,549	0.0
60,285 (1)	Bed Bath & Beyond, Inc.	1,042,931	0.1
19,001 (1)	Big Lots, Inc.	545,709	0.1
504 (2)	Biglari Holdings, Inc. - Class B	57,668	0.0
9,789	BJ's Restaurants, Inc.	371,590	0.0
42,670	Bloomin Brands, Inc.	941,727	0.1
13,681 (2)	Boot Barn Holdings, Inc.	609,215	0.1
39,858	Boyd Gaming Corp.	1,193,349	0.1
18,246 (1)	Brinker International, Inc.	766,332	0.1
14,178 (1)	Buckle, Inc.	383,373	0.0
19,672	Caleres, Inc.	467,210	0.1

See Accompanying Notes to Financial Statements

81

Voya Russell TM Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
45,549 (1)	Callaway Golf Co.	965,639	0.1
16,093 (1)	Camping World Holdings, Inc.	237,211	0.0
33,882 (2)	Career Education Corp.	623,090	0.1
7,418	Carriage Services, Inc.	189,901	0.0
18,909 (2)	Carrols Restaurant Group, Inc.	133,308	0.0
11,188 (1)	Cato Corp.	194,671	0.0
4,170 (2)	Cavco Industries, Inc.	814,735	0.1
13,896 (2)	Century Casinos, Inc.	110,056	0.0
13,175 (1),(2)	Century Communities, Inc.	360,336	0.0
20,283 (1)	Cheesecake Factory	788,197	0.1
58,012 (1),(2)	Chegg, Inc.	2,199,235	0.2
57,644 (1)	Chico's FAS, Inc.	219,624	0.0
7,520 (1)	Childrens Place, Inc./The	470,150	0.1
17,621	Churchill Downs, Inc.	2,417,601	0.2
8,571 (2)	Chuy's Holdings, Inc.	222,160	0.0
6,052	Citi Trends, Inc.	139,922	0.0
11,711	Clarus Corp.	158,801	0.0
4,069	Collectors Universe, Inc.	93,790	0.0
9,420 (2)	Conn's, Inc.	116,714	0.0
8,777 (1),(2)	Container Store Group, Inc.	37,039	0.0
24,736	Cooper Tire & Rubber Co.	711,160	0.1
8,037 (2)	Cooper-Standard Holdings, Inc.	266,507	0.0
21,998	Core-Mark Holding Co., Inc.	598,126	0.1
10,761 (1)	Cracker Barrel Old Country Store, Inc.	1,654,396	0.2
32,985 (2)	CROCS, Inc.	1,381,742	0.1
5,719	Culp, Inc.	77,893	0.0
70,834	Dana, Inc.	1,289,179	0.1
15,642 (1)	Dave & Buster's Entertainment, Inc.	628,339	0.1
13,916 (2)	Deckers Outdoor Corp.	2,349,856	0.2
16,945 (2)	Del Taco Restaurants, Inc.	133,950	0.0
2,764 (2)	Delta Apparel, Inc.	85,960	0.0
28,925 (2)	Denny's Corp.	575,029	0.1
31,404 (1)	Designer Brands, Inc.	494,299	0.1
5,080 (1)	Dillards, Inc.	373,278	0.0
7,969 (1)	Dine Brands Global, Inc.	665,571	0.1
13,385 (1),(2)	Dorman Products, Inc.	1,013,512	0.1
32,594 (1),(2)	Drive Shack, Inc.	119,294	0.0
5,792 (1),(2)	Duluth Holdings, Inc.	60,990	0.0
11,241 (1),(2)	El Pollo Loco Holdings, Inc.	170,189	0.0
32,818 (1),(2)	Eldorado Resorts, Inc.	1,957,266	0.2
12,612 (1)	Ethan Allen Interiors, Inc.	240,385	0.0
33,662 (2)	Everi Holdings, Inc.	452,081	0.1
32,684 (1),(2)	Express, Inc.	159,171	0.0
12,454 (2)	Fiesta Restaurant Group, Inc.	123,170	0.0
4,225	Flexsteel Industries, Inc.	84,162	0.0
23,891 (1),(2)	Fossil Group, Inc.	188,261	0.0
18,564 (1),(2)	Fox Factory Holding Corp.	1,291,498	0.1
9,303 (1),(2)	Funko, Inc.	159,640	0.0
43,517 (1)	GameStop Corp.	264,583	0.0
7,277 (1),(2)	Genesco, Inc.	348,714	0.0
16,115 (2)	Gentherm, Inc.	715,345	0.1
21,924 (1),(2)	G-III Apparel Group Ltd.	734,454	0.1
40,532 (1),(2)	GNC Holdings, Inc.	109,436	0.0
9,376 (2)	Golden Entertainment, Inc.	180,207	0.0
61,740 (1),(2)	GoPro, Inc.	267,952	0.0
14,192 (2)	Green Brick Partners, Inc.	162,924	0.0
8,621	Group 1 Automotive, Inc.	862,100	0.1
216,923 (1),(2)	Groupon, Inc.	518,446	0.1
22,977	Guess?, Inc.	514,225	0.1
11,690 (1),(2)	Habit Restaurants, Inc.	121,927	0.0
3,650 (1)	Hamilton Beach Brands Holding Co.	69,715	0.0
9,212 (1)	Haverty Furniture Cos., Inc.	185,714	0.0
12,465 (2)	Helen of Troy Ltd.	2,241,082	0.2
8,785 (1),(2)	Hibbett Sports, Inc.	246,331	0.0
6,103	Hooker Furniture Corp.	156,786	0.0
51,087 (2)	Houghton Mifflin Harcourt Co.	319,294	0.0
19,578 (2)	Hudson Ltd.	300,327	0.0
11,130 (2)	Installed Building Products, Inc.	766,523	0.1
13,540 (1),(2)	iRobot Corp.	685,530	0.1
8,569 (2)	J Alexander's Holdings, Inc.	81,920	0.0
8,169 (1)	J. Jill, Inc.	9,231	0.0
12,710	Jack in the Box, Inc.	991,761	0.1
157,328 (2)	JC Penney Co., Inc.	176,207	0.0
2,642	Johnson Outdoors, Inc.	202,641	0.0
19,007 (2)	K12, Inc.	386,792	0.0
42,314	KB Home	1,450,101	0.1
21,901 (1)	Kontoor Brands, Inc.	919,623	0.1
5,808 (2)	Lands' End, Inc.	97,574	0.0
52,683 (2)	Laureate Education Inc. - Class A	927,748	0.1
21,816	La-Z-Boy, Inc.	686,768	0.1
12,048	LCI Industries	1,290,702	0.1
10,082 (2)	Leaf Group Ltd.	40,328	0.0
9,755 (2)	LGI Homes, Inc.	689,191	0.1
6,421	Lifetime Brands, Inc.	44,626	0.0
10,104 (2)	Lindblad Expeditions Holdings, Inc.	165,200	0.0
16,079 (2)	Liquidity Services, Inc.	95,831	0.0
11,023	Lithia Motors, Inc.	1,620,381	0.2
4,978 (1),(2)	Lovesac Co/The	79,897	0.0
14,475 (2)	Lumber Liquidators Holdings, Inc.	141,421	0.0
13,142 (2)	M/I Homes, Inc.	517,138	0.1
10,236 (2)	Malibu Boats, Inc.	419,164	0.1
4,132	Marine Products Corp.	59,501	0.0
10,691 (2)	MarineMax, Inc.	178,433	0.0
20,643 (1)	Marriott Vacations Worldwide Corp.	2,657,993	0.3
9,997 (2)	MasterCraft Boat Holdings, Inc.	157,453	0.0
24,152	MDC Holdings, Inc.	921,640	0.1
17,755 (2)	Meritage Homes Corp.	1,085,008	0.1
41,747 (1),(2)	Michaels Cos, Inc.	337,733	0.0
23,917 (2)	Modine Manufacturing Co.	184,161	0.0
6,019 (2)	Monarch Casino & Resort, Inc.	292,222	0.0
16,056	Monro, Inc.	1,255,579	0.1
9,670 (1),(2)	Motorcar Parts of America, Inc.	213,030	0.0
7,993 (1)	Movado Group, Inc.	173,768	0.0
14,513 (2)	Murphy USA, Inc.	1,698,021	0.2
1,657	Nathan's Famous, Inc.	117,448	0.0
38,728 (2)	National Vision Holdings, Inc.	1,255,949	0.1
15,332 (1),(2)	Noodles & Co.	84,939	0.0

See Accompanying Notes to Financial Statements

82

Voya Russell TM Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
264,736	Office Depot, Inc.	725,377	0.1
21,626 (1),(2)	OneSpaWorld Holdings Ltd.	364,182	0.0
13,671 (2)	Overstock.com, Inc.	96,381	0.0
8,276 (1)	Oxford Industries, Inc.	624,176	0.1
10,882	Papa Johns International, Inc.	687,198	0.1
27,491 (1),(2)	Party City Holdco, Inc.	64,329	0.0
54,274 (2)	Penn National Gaming, Inc.	1,387,243	0.1
9,760 (1)	PetMed Express, Inc.	229,555	0.0
13,358 (2)	PlayAGS, Inc.	162,033	0.0
12,548 (1),(2)	Potbelly Corp.	52,953	0.0
36,233 (2)	Quotient Technology, Inc.	357,257	0.0
4,990	RCI Hospitality Holdings, Inc.	102,295	0.0
8,331 (1),(2)	RealReal, Inc./The	157,039	0.0
15,219 (2)	Red Lion Hotels Corp.	56,767	0.0
6,717 (2)	Red Robin Gourmet Burgers, Inc.	221,795	0.0
34,019 (1)	Red Rock Resorts, Inc.	814,755	0.1
12,512 (1),(2)	Regis Corp.	223,589	0.0
23,717	Rent-A-Center, Inc.	683,998	0.1
8,201 (1),(2)	RH	1,750,914	0.2
3,609	Rocky Brands, Inc.	106,213	0.0
24,358 (2)	Rubicon Project, Inc.	198,761	0.0
14,709	Ruth's Hospitality Group, Inc.	320,141	0.0
59,837 (1),(2)	Sally Beauty Holdings, Inc.	1,092,025	0.1
27,475 (1),(2)	Scientific Games Corp.	735,781	0.1
23,215 (1),(2)	SeaWorld Entertainment, Inc.	736,148	0.1
11,080 (2)	Select Interior Concepts, Inc.	99,609	0.0
14,428 (1),(2)	Shake Shack, Inc.	859,476	0.1
4,639 (1)	Shoe Carnival, Inc.	172,942	0.0
9,464 (1),(2)	Shutterstock, Inc.	405,816	0.1
25,264 (1)	Signet Jewelers Ltd.	549,239	0.1
24,612 (2)	Skyline Champion Corp.	780,200	0.1
13,918 (1),(2)	Sleep Number Corp.	685,322	0.1
12,018 (1)	Sonic Automotive, Inc.	372,558	0.0
34,400 (1),(2)	Sonos, Inc.	537,328	0.1
22,293 (2)	Sportsman's Warehouse Holdings, Inc.	179,013	0.0
8,144 (1),(2)	Stamps.com, Inc.	680,187	0.1
10,324	Standard Motor Products, Inc.	549,443	0.1
41,717	Steven Madden Ltd.	1,794,248	0.2
20,489 (1),(2)	Stitch Fix, Inc.	525,748	0.1
12,827 (2)	Stoneridge, Inc.	376,088	0.0
10,548	Strategic Education, Inc.	1,676,077	0.2
8,371	Sturm Ruger & Co., Inc.	393,688	0.0
5,252	Superior Group of Cos, Inc.	71,112	0.0
24,801 (1)	Tailored Brands, Inc.	102,676	0.0
17,084 (2)	Target Hospitality Corp.	85,420	0.0
51,412 (2)	Taylor Morrison Home Corp.	1,123,866	0.1
24,692 (1)	Tenneco, Inc.	323,465	0.0
32,903	Texas Roadhouse, Inc.	1,853,097	0.2
11,480	Tilly's, Inc.	140,630	0.0
16,929 (2)	TopBuild Corp.	1,745,041	0.2
68,828 (2)	TRI Pointe Group, Inc.	1,072,340	0.1
25,068 (1)	Tupperware Brands Corp.	215,083	0.0
9,493 (1)	Twin River Worldwide Holdings, Inc.	243,495	0.0
7,286 (2)	Unifi, Inc.	184,044	0.0
6,608 (2)	Universal Electronics, Inc.	345,334	0.0
10,528 (2)	Vera Bradley, Inc.	124,230	0.0
28,587 (1),(2)	Vista Outdoor, Inc.	213,831	0.0
13,788 (1),(2)	Visteon Corp.	1,193,903	0.1
44,163 (2)	Waitr Holdings, Inc.	14,221	0.0
3,261	Weyco Group, Inc.	86,253	0.0
16,109 (2)	William Lyon Homes - Class A	321,858	0.0
14,527	Wingstop, Inc.	1,252,663	0.1
1,221	Winmark Corp.	242,124	0.0
15,403 (1)	Winnebago Industries	816,051	0.1
39,752 (1)	Wolverine World Wide, Inc.	1,341,233	0.1
23,307 (2)	WW International, Inc.	890,561	0.1
20,015 (1),(2)	YETI Holdings, Inc.	696,122	0.1
15,080 (1),(2)	Zagg, Inc.	122,299	0.0
9,903 (2)	Zumiez, Inc.	342,050	0.0
		112,879,402	10.7

	Consumer Staples: 3.0%
59,727 (1),(2)	22nd Century Group, Inc.	65,700	0.0
2,035	Alico, Inc.	72,914	0.0
14,860	Andersons, Inc.	375,661	0.0
31,458 (1)	B&G Foods, Inc.	564,042	0.1
17,762 (2)	BellRing Brands, Inc.	378,153	0.0
55,332 (1),(2)	BJ's Wholesale Club Holdings, Inc.	1,258,250	0.1
4,162 (1),(2)	Boston Beer Co., Inc.	1,572,612	0.2
7,992 (1)	Calavo Growers, Inc.	723,995	0.1
15,355 (1)	Cal-Maine Foods, Inc.	656,426	0.1
13,636 (1),(2)	Celsius Holdings, Inc.	65,862	0.0
3,006 (2)	Central Garden & Pet Co.	93,396	0.0
23,434 (2)	Central Garden & Pet Co. - Class A	688,022	0.1
11,476 (1),(2)	Chefs' Warehouse Holdings, Inc.	437,350	0.0
2,294	Coca-Cola Consolidated, Inc.	651,611	0.1
6,380 (1),(2)	Craft Brew Alliance, Inc.	105,270	0.0
81,585 (2)	Darling Ingredients, Inc.	2,290,907	0.2
26,494 (1),(2)	Edgewell Personal Care Co.	820,254	0.1
13,606 (2)	elf Beauty, Inc.	219,465	0.0
5,428 (2)	Farmer Bros Co.	81,746	0.0
15,187	Fresh Del Monte Produce, Inc.	531,241	0.1
16,994 (2)	Freshpet, Inc.	1,004,175	0.1
3,972 (1),(2)	HF Foods Group, Inc.	77,454	0.0
57,851 (1),(2)	Hostess Brands, Inc.	841,154	0.1
7,164	Ingles Markets, Inc.	340,362	0.0
8,856	Inter Parfums, Inc.	643,920	0.1
7,534	J&J Snack Foods Corp.	1,388,290	0.1
4,365	John B Sanfilippo & Son, Inc.	398,437	0.0
9,421 (1)	Lancaster Colony Corp.	1,508,302	0.2
12,765 (1),(2)	Landec Corp.	144,372	0.0
7,790 (2)	Lifevantage Corp.	121,602	0.0
8,229	Limoneira Co.	158,244	0.0
5,535 (1)	Medifast, Inc.	606,525	0.1
6,477 (1)	MGP Ingredients, Inc.	313,811	0.0
5,875 (1),(2)	National Beverage Corp.	299,743	0.0
5,105 (1)	Natural Grocers by Vitamin Cottage, Inc.	50,386	0.0
41,671 (1),(2)	New Age Beverages Corp.	75,841	0.0
2,281	Oil-Dri Corp. of America	82,686	0.0
50,730 (2)	Performance Food Group Co.	2,611,580	0.3

See Accompanying Notes to Financial Statements

83

Voya Russell TM Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Stapies: (continued)
10,772 (1)	Pricesmart, Inc.	765,027	0.1
18,223 (1),(2)	Primo Water Corp.	204,553	0.0
4,642 (1),(2)	Pyxus International, Inc.	41,499	0.0
4,147 (1),(2)	Revlon, Inc. - Class A	88,829	0.0
26,521 (1),(2)	Rite Aid Corp.	410,280	0.0
9,895	Sanderson Farms, Inc.	1,743,697	0.2
3,541 (2)	Seneca Foods Corp.	144,437	0.0
40,577 (2)	Simply Good Foods Co/The	1,158,068	0.1
17,551	SpartanNash Co.	249,926	0.0
8,706 (1)	Tootsie Roll Industries, Inc.	297,223	0.0
4,635 (1)	Turning Point Brands, Inc.	132,561	0.0
25,842 (1),(2)	United Natural Foods, Inc.	226,376	0.0
11,993	Universal Corp.	684,321	0.1
6,487 (1),(2)	USANA Health Sciences, Inc.	509,554	0.1
54,647 (1)	Vector Group Ltd.	731,723	0.1
3,225	Village Super Market, Inc.	74,820	0.0
6,797 (1)	WD-40 Co.	1,319,570	0.1
5,213 (1)	Weis Markets, Inc.	211,074	0.0
		31,313,299	3.0

	Energy: 3.1%
86,687 (2)	Abraxas Petroleum Corp.	30,436	0.0
27,831 (1),(2)	Altus Midstream Co.	79,597	0.0
7,429	Amplify Energy Corp.	49,106	0.0
7,755 (1)	Arch Coal, Inc.	556,344	0.1
61,625	Archrock, Inc.	618,715	0.1
18,002 (2)	Ardmore Shipping Corp.	162,918	0.0
30,467 (1)	Berry Petroleum Corp.	287,304	0.0
9,871 (2)	Bonanza Creek Energy, Inc.	230,389	0.0
7,741	Brigham Minerals, Inc.	165,967	0.0
22,548	Cactus, Inc.	773,847	0.1
24,179 (1),(2)	California Resources Corp.	218,336	0.0
187,767 (1),(2)	Callon Petroleum Co.	906,915	0.1
16,253 (2)	Chaparral Energy, Inc.	28,605	0.0
75,344 (2)	Clean Energy Fuels Corp.	176,305	0.0
90,761 (1),(2)	CNX Resources Corp.	803,235	0.1
9,451 (1),(2)	Comstock Resources, Inc.	77,782	0.0
13,864 (2)	CONSOL Energy, Inc.	201,167	0.0
9,515 (2)	Contura Energy, Inc.	86,111	0.0
22,987 (2)	Covia Holdings Corp.	46,893	0.0
14,549 (1)	CVR Energy, Inc.	588,216	0.1
37,225 (1)	Delek US Holdings, Inc.	1,248,154	0.1
230,194 (2)	Denbury Resources, Inc.	324,574	0.0
44,753 (1)	DHT Holdings, Inc.	370,555	0.1
31,970 (1),(2)	Diamond Offshore Drilling	229,864	0.0
10,923 (2)	Diamond S Shipping, Inc.	182,851	0.0
6,912 (1)	DMC Global, Inc.	310,625	0.0
14,560 (2)	Dorian L.P.G Ltd.	225,389	0.0
17,384 (1),(2)	Dril-Quip, Inc.	815,483	0.1
10,816 (2)	Earthstone Energy, Inc.	68,465	0.0
51,164 (1),(2)	Energy Fuels, Inc./Canada	97,723	0.0
10,689 (2)	Era Group, Inc.	108,707	0.0
17,805	Evolution Petroleum Corp.	97,393	0.0
15,847 (2)	Exterran Corp.	124,082	0.0
42,671 (1),(2)	Extraction Oil & Gas, Inc.	90,462	0.0
18,695 (1)	Falcon Minerals Corp.	131,987	0.0
45,852 (2)	Forum Energy Technologies, Inc.	77,031	0.0
49,844 (1),(2)	Frank's International N.V.	257,693	0.0
18,645 (2)	FTS International, Inc.	19,391	0.0
20,987	GasLog Ltd.	205,463	0.0
6,933 (2)	Geospace Technologies Corp.	116,266	0.0
45,544	Golar LNG Ltd.	647,636	0.1
17,806 (1)	Green Plains, Inc.	274,747	0.0
79,674 (1),(2)	Gulfport Energy Corp.	242,209	0.0
68,118 (1),(2)	Helix Energy Solutions Group, Inc.	655,976	0.1
58,509 (1),(2)	HighPoint Resources Corp.	98,880	0.0
34,267 (2)	Independence Contract Drilling, Inc.	34,157	0.0
12,375 (2)	International Seaways, Inc.	368,280	0.1
33,944 (1),(2)	Jagged Peak Energy, Inc.	288,185	0.0
12,157 (2)	KLX Energy Services Holdings, Inc.	78,291	0.0
87,874 (2)	Laredo Petroleum, Inc.	252,198	0.0
25,257 (1)	Liberty Oilfield Services, Inc.	280,858	0.0
47,220 (1),(2)	Magnolia Oil & Gas Corp.	594,028	0.1
12,513	Mammoth Energy Services, Inc.	27,529	0.0
53,779 (1),(2)	Matador Resources Co.	966,409	0.1
13,182 (2)	Matrix Service Co.	301,604	0.0
96,335 (1),(2)	McDermott International, Inc.	65,180	0.0
11,343 (1),(2)	Montage Resources Corp.	90,063	0.0
170,685 (1)	Nabors Industries Ltd.	491,573	0.1
2,081	Nacco Industries, Inc.	97,453	0.0
12,482 (2)	National Energy Services Reunited Corp.	113,836	0.0
8,175 (2)	Natural Gas Services Group, Inc.	100,225	0.0
11,042 (2)	NCS Multistage Holdings, Inc.	23,188	0.0
44,898 (1),(2)	Newpark Resources, Inc.	281,510	0.0
76,882 (2)	NexTier Oilfield Solutions, Inc.	515,109	0.1
8,873 (2)	Nine Energy Service, Inc.	69,387	0.0
126,545 (1),(2)	Noble Corp. PLC	154,385	0.0
68,221	Nordic American Tankers Ltd.	335,647	0.0
140,312 (1),(2)	Northern Oil And Gas, Inc.	328,330	0.0
154,152 (1),(2)	Oasis Petroleum, Inc.	502,535	0.1
47,836 (2)	Oceaneering International, Inc.	713,235	0.1
28,273 (2)	Oil States International, Inc.	461,133	0.1
35,869 (2)	Overseas Shipholding Group, Inc.	82,499	0.0
17,688 (2)	Pacific Drilling SA	72,167	0.0
9,840	Panhandle Oil and Gas, Inc.	110,306	0.0
17,679 (2)	Par Pacific Holdings, Inc.	410,860	0.1
4,986 (2)	Parker Drilling Co.	112,185	0.0
30,499 (2)	PDC Energy, Inc.	798,159	0.1
32,359 (1)	Peabody Energy Corp.	295,114	0.0
7,031 (2)	Penn Virginia Corp.	213,391	0.0

See Accompanying Notes to Financial Statements

84

Voya Russell TM Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
38,935 (2)	ProPetro Holding Corp.	438,019	0.1
114,098 (1)	QEP Resources, Inc.	513,441	0.1
17,945 (1),(2)	Renewable Energy Group, Inc.	483,618	0.1
2,976 (2)	REX American Resources Corp.	243,913	0.0
9,826 (2)	RigNet, Inc.	64,852	0.0
31,843 (2)	Ring Energy, Inc.	84,066	0.0
26,615 (1)	RPC, Inc.	139,463	0.0
18,004 (2)	SandRidge Energy, Inc.	76,337	0.0
21,239 (1)	Scorpio Tankers, Inc.	835,542	0.1
8,747 (2)	SEACOR Holdings, Inc.	377,433	0.1
10,588 (1),(2)	SEACOR Marine Holdings, Inc.	146,009	0.0
34,634 (1),(2)	Seadrill Ltd.	87,970	0.0
28,334 (1),(2)	Select Energy Services, Inc.	262,940	0.0
38,938 (1)	SFL Corp. Ltd.	566,159	0.1
4,217 (2)	SilverBow Resources, Inc.	41,748	0.0
54,011 (1)	SM Energy Co.	607,084	0.1
12,048 (2)	Smart Sand Inc.	30,361	0.0
16,002 (1)	Solaris Oilfield Infrastructure, Inc.	224,028	0.0
263,811 (2)	Southwestern Energy Co.	638,423	0.1
117,517 (2)	SRC Energy, Inc.	484,170	0.1
10,339 (1),(2)	Talos Energy, Inc.	311,721	0.0
34,554 (1)	Teekay Corp.	183,827	0.0
11,844 (2)	Teekay Tankers Ltd.	283,901	0.0
45,912 (1),(2)	Tellurian, Inc.	334,239	0.0
62,304 (2)	Tetra Technologies, Inc.	122,116	0.0
17,308 (2)	Tidewater, Inc.	333,698	0.0
39,838 (2)	Unit Corp.	27,711	0.0
104,463 (2)	Uranium Energy Corp.	96,022	0.0
36,013 (1)	US Silica Holdings, Inc.	221,480	0.0
48,209 (2)	W&T Offshore, Inc.	268,042	0.0
44,108 (1),(2)	Whiting Petroleum Corp.	323,753	0.0
31,750	World Fuel Services Corp.	1,378,585	0.1
		32,969,474	3.1
	Financials: 17.5%
3,453	1st Constitution Bancorp	76,415	0.0
8,021	1st Source Corp.	416,129	0.1
3,457	ACNB Corp.	130,744	0.0
19,394	AG Mortgage Investment Trust, Inc.	299,055	0.0
9,058 (1),(2)	Allegiance Bancshares, Inc.	340,581	0.0
7,170	Amalgamated Bank	139,456	0.0
22,476 (2)	Ambac Financial Group, Inc.	484,807	0.1
9,819 (2)	Amerant Bancorp, Inc.	213,956	0.0
44,188	American Equity Investment Life Holding Co.	1,322,547	0.1
5,681	American National Bankshares, Inc.	224,797	0.0
29,554	Ameris Bancorp.	1,257,227	0.1
9,519	Amerisafe, Inc.	628,540	0.1
5,296	Ames National Corp.	148,606	0.0
64,870	Anworth Mortgage Asset Corp.	228,342	0.0
75,586 (1)	Apollo Commercial Real Estate Finance, Inc.	1,382,468	0.1
15,612 (1)	Ares Commercial Real Estate Corp.	247,294	0.0
34,229	Ares Management Corp.	1,221,633	0.1
15,988	Argo Group International Holdings Ltd.	1,051,211	0.1
17,338 (1)	Arlington Asset Investment Corp.	96,573	0.0
24,971 (1)	ARMOUR Residential REIT, Inc.	446,232	0.1
7,417	Arrow Financial Corp.	280,363	0.0
25,010	Artisan Partners Asset Management, Inc.	808,323	0.1
6,421 (2)	Assetmark Financial Holdings, Inc.	186,337	0.0
1,287 (1)	Associated Capital Group, Inc.	50,450	0.0
12,315 (2)	Atlantic Capital Bancshares, Inc.	225,980	0.0
38,947	Atlantic Union Bankshares Corp.	1,462,460	0.2
28,126 (1),(2)	Axos Financial, Inc.	851,655	0.1
10,414	B. Riley Financial, Inc.	262,225	0.0
22,077 (1)	Banc of California, Inc.	379,283	0.0
9,791	Bancfirst Corp.	611,350	0.1
26,552 (2)	Bancorp, Inc.	344,379	0.0
46,015 (1)	BancorpSouth Bank	1,445,331	0.1
2,863 (1)	Bank First Corp.	200,439	0.0
6,490	Bank of Commerce Holdings	75,089	0.0
7,468	Bank of Marin Bancorp	336,433	0.0
26,339	Bank of NT Butterfield & Son Ltd.	975,070	0.1
2,402	Bank of Princeton/The	75,639	0.0
8,387	BankFinancial Corp.	109,702	0.0
2,648	Bankwell Financial Group, Inc.	76,368	0.0
16,014	Banner Corp.	906,232	0.1
8,575	Bar Harbor Bankshares	217,719	0.0
6,289 (2)	Baycom Corp.	143,012	0.0
8,621	BCB Bancorp, Inc.	118,884	0.0
21,566	Berkshire Hills Bancorp, Inc.	709,090	0.1
64,081 (1)	Blackstone Mortgage Trust, Inc.	2,385,095	0.2
16,152 (1)	Banco Latinoamericano de Comercio Exterior SA	345,330	0.0
23,671 (2)	Blucora, Inc.	618,760	0.1
40,497	Boston Private Financial Holdings, Inc.	487,179	0.1
9,393	Bridge Bancorp, Inc.	314,947	0.0
8,089 (2)	Bridgewater Bancshares, Inc.	111,466	0.0
33,111	Brightsphere Investment Group, Inc.	338,394	0.0
38,786	Brookline Bancorp, Inc.	638,418	0.1
4,630 (2)	BRP Group, Inc.	74,311	0.0
10,680	Bryn Mawr Bank Corp.	440,443	0.1
5,856	Business First Bancshares, Inc.	145,990	0.0
11,642	Byline Bancorp, Inc.	227,834	0.0
1,418	C&F Financial Corp.	78,458	0.0
60,585	Cadence BanCorp	1,098,406	0.1
2,265	Cambridge Bancorp	181,540	0.0
8,528	Camden National Corp.	392,800	0.0
33,469 (2)	Cannae Holdings, Inc.	1,244,712	0.1
5,568	Capital City Bank Group, Inc.	169,824	0.0
63,493 (1)	Capitol Federal Financial, Inc.	871,759	0.1
8,649	Capstar Financial Holdings, Inc.	144,006	0.0
48,374 (1)	Capstead Mortgage Corp.	383,122	0.0

See Accompanying Notes to Financial Statements

85

Voya Russell TM Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
11,535	Carolina Financial Corp.	498,658	0.1
9,841 (2)	Carter Bank & Trust	233,429	0.0
36,235	Cathay General Bancorp.	1,378,742	0.1
10,292	CBTX, Inc.	320,287	0.0
59,759	CenterState Bank Corp.	1,492,780	0.2
14,557	Central Pacific Financial Corp.	430,596	0.1
6,783	Central Valley Community Bancorp	146,988	0.0
1,399	Century Bancorp, Inc./MA	125,854	0.0
1,673	Chemung Financial Corp.	71,103	0.0
5,313 (1)	Cherry Hill Mortgage Investment Corp.	77,517	0.0
6,871	Citizens & Northern Corp.	194,106	0.0
25,595 (2)	Citizens, Inc.	172,766	0.0
8,124 (1)	City Holding Co.	665,762	0.1
8,469	Civista Bancshares, Inc.	203,256	0.0
8,058	CNB Financial Corp.	263,335	0.0
75,675	CNO Financial Group, Inc.	1,371,988	0.1
4,126 (2)	Coastal Financial Corp./WA	67,955	0.0
5,729	Codorus Valley Bancorp, Inc.	131,939	0.0
11,496 (1)	Cohen & Steers, Inc.	721,489	0.1
40,969 (1)	Colony Credit Real Estate, Inc.	539,152	0.1
35,113	Columbia Banking System, Inc.	1,428,572	0.1
28,237 (2)	Columbia Financial, Inc.	478,335	0.1
25,020 (1)	Community Bank System, Inc.	1,774,919	0.2
13,396	Community Bankers Trust Corp.	118,956	0.0
2,185	Community Financial Corp./The	77,720	0.0
8,857	Community Trust Bancorp, Inc.	413,090	0.1
17,405	ConnectOne Bancorp, Inc.	447,657	0.1
14,836 (1),(2)	Cowen, Inc.	233,667	0.0
7,574	Crawford & Co.	86,874	0.0
8,258 (1),(2)	Curo Group Holdings Corp.	100,582	0.0
14,887 (2)	Customers Bancorp, Inc.	354,459	0.0
63,947	CVB Financial Corp.	1,379,976	0.1
1,715	Diamond Hill Investment Group, Inc.	240,889	0.0
17,000	Dime Community Bancshares	355,130	0.0
5,105	Donegal Group, Inc.	75,656	0.0
15,627 (1),(2)	Donnelley Financial Solutions, Inc.	163,615	0.0
13,607 (1)	Dynex Capital, Inc.	230,503	0.0
16,052	Eagle Bancorp, Inc.	780,609	0.1
11,167 (1),(2)	eHealth, Inc.	1,072,925	0.1
12,804 (2)	Elevate Credit, Inc.	56,978	0.0
14,857	Ellington Financial, Inc.	272,329	0.0
15,623	Employers Holdings, Inc.	652,260	0.1
14,893 (1),(2)	Encore Capital Group, Inc.	526,616	0.1
16,130 (2)	Enova International, Inc.	388,088	0.0
5,830 (2)	Enstar Group Ltd.	1,205,994	0.1
4,784	Enterprise Bancorp, Inc./MA	162,034	0.0
11,937	Enterprise Financial Services Corp.	575,483	0.1
7,814 (2)	Equity Bancshares, Inc.	241,218	0.0
4,046 (2)	Esquire Financial Holdings, Inc.	105,479	0.0
4,323	ESSA Bancorp, Inc.	73,275	0.0
48,234	Essent Group Ltd.	2,507,686	0.2
3,029	Evans Bancorp, Inc.	121,463	0.0
21,203 (1)	Exantas Capital Corp.	250,407	0.0
26,353 (1),(2)	Ezcorp, Inc.	179,727	0.0
5,340 (1)	Farmers & Merchants Bancorp, Inc./Archbold OH	161,001	0.0
15,114	Farmers National Banc Corp.	246,660	0.0
9,378	FB Financial Corp.	371,275	0.0
5,047	FBL Financial Group, Inc.	297,420	0.0
48,568	Federated Investors, Inc.	1,582,831	0.2
6,115	FedNat Holding Co.	101,692	0.0
72,867	FGL Holdings	776,034	0.1
1,595	Fidelity D&D Bancorp, Inc.	99,225	0.0
9,062	Financial Institutions, Inc.	290,890	0.0
103,189	First BanCorp. Puerto Rico	1,092,772	0.1
15,188	First BanCorp. Southern Pines NC	606,153	0.1
3,110	First Bancorp, Inc./ME	94,015	0.0
8,669 (1)	First Bancshares, Inc./The	307,923	0.0
6,743	First Bank/Hamilton NJ	74,510	0.0
24,645	First Busey Corp.	677,738	0.1
3,221	First Business Financial Services, Inc.	84,809	0.0
1,342	First Capital, Inc.	97,966	0.0
3,559	First Choice Bancorp	95,951	0.0
48,063	First Commonwealth Financial Corp.	697,394	0.1
8,527	First Community Bancshares, Inc.	264,508	0.0
11,644	First Defiance Financial Corp.	366,670	0.0
46,078 (1)	First Financial Bancorp.	1,172,224	0.1
64,229 (1)	First Financial Bankshares, Inc.	2,254,438	0.2
7,007	First Financial Corp.	320,360	0.0
21,729	First Foundation, Inc.	378,085	0.0
5,248	First Internet Bancorp	124,430	0.0
17,222	First Interstate Bancsystem, Inc.	721,946	0.1
25,802	First Merchants Corp.	1,073,105	0.1
7,914	First Mid Bancshares, Inc.	278,969	0.0
50,210	First Midwest Bancorp., Inc.	1,157,843	0.1
4,085	First Northwest Bancorp	74,061	0.0
13,090	First of Long Island Corp.	328,297	0.0
20,874	FirstCash, Inc.	1,683,071	0.2
14,761	Flagstar Bancorp, Inc.	564,608	0.1
15,319	Flushing Financial Corp.	330,967	0.0
8,571	FNCB Bancorp, Inc.	72,425	0.0
14,854 (1),(2)	Focus Financial Partners, Inc.	437,747	0.1
6,824	Franklin Financial Network, Inc.	234,268	0.0
1,904	Franklin Financial Services Corp.	73,666	0.0

See Accompanying Notes to Financial Statements

86

Voya Russell TM Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
2,049	FS Bancorp, Inc.	130,706	0.0
77,259 (1)	Fulton Financial Corp.	1,346,624	0.1
6,225 (2)	FVCBankcorp, Inc.	108,751	0.0
11,629 (1)	GAIN Capital Holdings, Inc.	45,935	0.0
3,447	GAMCO Investors, Inc.	67,182	0.0
251,201 (2)	Genworth Financial, Inc.	1,105,284	0.1
12,069	German American Bancorp, Inc.	429,898	0.1
42,687 (1)	Glacier Bancorp., Inc.	1,963,175	0.2
4,569	Global Indemnity Ltd.	135,379	0.0
5,839 (1)	Goosehead Insurance, Inc.	247,574	0.0
27,371	Granite Point Mortgage Trust, Inc.	503,079	0.1
6,494	Great Ajax Corp.	96,176	0.0
6,381	Great Southern Bancorp., Inc.	404,045	0.1
26,886	Great Western Bancorp, Inc.	934,020	0.1
23,328 (2)	Green Dot Corp.	543,542	0.1
8,031	Greenhill & Co., Inc.	137,169	0.0
16,170 (1),(2)	Greenlight Capital Re Ltd.	163,479	0.0
4,373	Guaranty Bancshares, Inc./TX	143,784	0.0
5,671 (2)	Hallmark Financial Services	99,639	0.0
10,745	Hamilton Lane, Inc.	640,402	0.1
43,873	Hancock Whitney Corp.	1,925,147	0.2
15,977	Hanmi Financial Corp.	319,460	0.0
16,064 (2)	HarborOne Bancorp, Inc.	176,543	0.0
2,881	Hawthorn Bancshares, Inc.	73,466	0.0
3,275 (1)	HCI Group, Inc.	149,504	0.0
4,847 (1),(2)	Health Insurance Innovations, Inc.	93,499	0.0
15,611	Heartland Financial USA, Inc.	776,491	0.1
23,500	Heritage Commerce Corp.	301,505	0.0
18,562 (1)	Heritage Financial Corp.	525,305	0.1
13,324	Heritage Insurance Holdings, Inc.	176,543	0.0
34,670	Hilltop Holdings, Inc.	864,323	0.1
767	Hingham Institution for Savings	161,223	0.0
3,607	Home Bancorp, Inc.	141,358	0.0
73,997 (1)	Home Bancshares, Inc./Conway AR	1,454,781	0.1
11,458 (2)	HomeStreet, Inc.	389,572	0.0
9,482	HomeTrust Bancshares, Inc.	254,402	0.0
57,973 (1)	Hope Bancorp, Inc.	861,479	0.1
20,290	Horace Mann Educators Corp.	885,861	0.1
22,209	Horizon Bancorp, Inc.	421,971	0.1
20,474	Houlihan Lokey, Inc.	1,000,564	0.1
7,375 (2)	Howard Bancorp, Inc.	124,490	0.0
25,787	Iberiabank Corp.	1,929,641	0.2
2,066	Independence Holding Co.	86,937	0.0
16,005	Independent Bank Corp.	1,332,416	0.1
12,966	Independent Bank Corp. Michigan	293,680	0.0
16,933	Independent Bank Group, Inc.	938,766	0.1
26,378	International Bancshares Corp.	1,136,100	0.1
8,024 (2)	Intl. FCStone, Inc.	391,812	0.0
68,320	Invesco Mortgage Capital, Inc.	1,137,528	0.1
5,679	Investar Holding Corp.	136,296	0.0
113,513	Investors Bancorp, Inc.	1,352,507	0.1
788	Investors Title Co.	125,450	0.0
14,388	James River Group Holdings Ltd.	592,929	0.1
42,454	Kearny Financial Corp./MD	587,139	0.1
10,183 (1)	Kinsale Capital Group, Inc.	1,035,204	0.1
12,838 (1)	KKR Real Estate Finance Trust, Inc.	262,152	0.0
49,590	Ladder Capital Corp.	894,604	0.1
60,121	Ladenburg Thalmann Financial Services, Inc.	209,221	0.0
25,353	Lakeland Bancorp, Inc.	440,635	0.1
12,864	Lakeland Financial Corp.	629,436	0.1
4,287	LCNB Corp.	82,739	0.0
31,908 (2)	LendingClub Corp.	402,679	0.1
2,831	Level One Bancorp, Inc.	71,228	0.0
13,631 (1)	Live Oak Bancshares, Inc.	259,125	0.0
7,501	Luther Burbank Corp.	86,487	0.0
8,260	Macatawa Bank Corp.	91,934	0.0
4,519	Mackinac Financial Corp.	78,902	0.0
3,216 (2)	MainStreet Bancshares, Inc.	73,968	0.0
4,956 (2)	Malvern Bancorp, Inc.	114,434	0.0
5,065	Marlin Business Services Corp.	111,329	0.0
39,638 (1),(2)	MBIA, Inc.	368,633	0.0
11,643 (2)	Medallion Financial Corp.	84,645	0.0
9,246	Mercantile Bank Corp.	337,202	0.0
5,081	Merchants Bancorp/IN	100,147	0.0
26,042	Meridian Bancorp, Inc.	523,184	0.1
17,053	Meta Financial Group, Inc.	622,605	0.1
5,139	Metrocity Bankshares, Inc.	89,984	0.0
3,920 (2)	Metropolitan Bank Holding Corp.	189,062	0.0
2,823	Mid Penn Bancorp, Inc.	81,302	0.0
12,033	Midland States Bancorp, Inc.	348,476	0.0
6,294	MidWestOne Financial Group, Inc.	228,032	0.0
2,455 (2)	MMA Capital Holdings, Inc.	78,069	0.0
23,587	Moelis & Co.	752,897	0.1
36,727 (1),(2)	Mr Cooper Group, Inc.	459,455	0.1
2,424	MutualFirst Financial, Inc.	96,160	0.0
3,987	MVB Financial Corp.	99,356	0.0
14,607	National Bank Holdings Corp.	514,459	0.1
3,411	National Bankshares, Inc.	153,256	0.0
33,190	National General Holdings Corp.	733,499	0.1
1,150	National Western Life Group, Inc.	334,512	0.0
20,814	NBT Bancorp., Inc.	844,216	0.1
9,062	Nelnet, Inc.	527,771	0.1
110,855 (1)	New York Mortgage Trust, Inc.	690,627	0.1
4,385 (2)	NI Holdings, Inc.	75,422	0.0
4,681 (2)	Nicolet Bankshares, Inc.	345,692	0.0
31,976 (2)	NMI Holdings, Inc.	1,060,964	0.1
3,453	Northeast Bank	75,931	0.0

See Accompanying Notes to Financial Statements

87

Voya Russell TM Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
25,680	Northfield Bancorp, Inc.	435,533	0.1
2,248	Northrim BanCorp, Inc.	86,098	0.0
47,973	Northwest Bancshares, Inc.	797,791	0.1
3,308	Norwood Financial Corp.	128,681	0.0
3,655	Oak Valley Bancorp	71,126	0.0
26,974	OceanFirst Financial Corp.	688,916	0.1
72,593 (2)	Ocwen Financial Corp.	99,452	0.0
24,264	OFG Bancorp	572,873	0.1
1,894	Ohio Valley Banc Corp.	75,040	0.0
82,275	Old National Bancorp.	1,504,810	0.2
16,858	Old Second Bancorp, Inc.	227,077	0.0
32,620 (2)	On Deck Capital, Inc.	135,047	0.0
7,044	OP Bancorp	73,046	0.0
5,370	Oppenheimer Holdings, Inc.	147,568	0.0
11,757	Opus Bank	304,154	0.0
33,623	Orchid Island Capital, Inc.	196,695	0.0
9,729	Origin Bancorp, Inc.	368,145	0.0
6,069	Orrstown Financial Services, Inc.	137,281	0.0
4,681	Federal Agricultural Mortgage Corp.	390,864	0.0
9,601 (2)	Pacific Mercantile Bancorp	77,960	0.0
27,822	Pacific Premier Bancorp, Inc.	907,136	0.1
5,617 (2)	Palomar Holdings, Inc.	283,602	0.0
6,486 (1)	Park National Corp.	664,037	0.1
3,609	Parke Bancorp, Inc.	91,633	0.0
5,151	PCB Bancorp	89,009	0.0
8,592	PCSB Financial Corp.	173,988	0.0
10,371	Peapack Gladstone Financial Corp.	320,464	0.0
2,442	Penns Woods Bancorp, Inc.	86,838	0.0
12,529 (1)	PennyMac Financial Services, Inc.	426,487	0.1
42,154 (1)	PennyMac Mortgage Investment Trust	939,613	0.1
10,811	Peoples Bancorp., Inc.	374,709	0.0
2,300	Peoples Bancorp of North Carolina, Inc.	75,555	0.0
3,905	Peoples Financial Services Corp.	196,617	0.0
8,557	People's Utah Bancorp	257,737	0.0
5,567 (2)	Pioneer Bancorp, Inc./NY	85,231	0.0
7,034	Piper Jaffray Cos.	562,298	0.1
11,123	PJT Partners, Inc.	501,981	0.1
21,594 (1),(2)	PRA Group, Inc.	783,862	0.1
7,260 (1)	Preferred Bank/Los Angeles CA	436,253	0.1
4,865	Premier Financial Bancorp, Inc.	88,251	0.0
25,831	ProAssurance Corp.	933,532	0.1
4,544 (2)	ProSight Global, Inc.	73,295	0.0
4,383	Protective Insurance Corp.	70,522	0.0
3,112	Provident Financial Holdings, Inc.	68,153	0.0
30,257	Provident Financial Services, Inc.	745,835	0.1
3,857	Prudential Bancorp, Inc.	71,470	0.0
8,610	Pzena Investment Management, Inc.	74,218	0.0
7,985	QCR Holdings, Inc.	350,222	0.0
101,421	Radian Group, Inc.	2,551,752	0.3
9,582	RBB Bancorp	202,851	0.0
17,758 (1)	Ready Capital Corp.	273,828	0.0
46,895	Redwood Trust, Inc.	775,643	0.1
4,656 (2)	Regional Management Corp.	139,820	0.0
5,965	Reliant Bancorp, Inc.	132,662	0.0
26,556	Renasant Corp.	940,614	0.1
5,401	Republic Bancorp., Inc.	252,767	0.0
25,400 (2)	Republic First Bancorp, Inc.	106,172	0.0
5,590 (2)	Richmond Mutual Bancorporation, Inc.	89,216	0.0
9,297	Riverview Bancorp, Inc.	76,328	0.0
20,159 (1)	RLI Corp.	1,814,713	0.2
18,570	S&T Bancorp, Inc.	748,185	0.1
11,204	Safeguard Scientifics, Inc.	123,020	0.0
7,420	Safety Insurance Group, Inc.	686,573	0.1
17,533	Sandy Spring Bancorp, Inc.	664,150	0.1
3,276	SB One Bancorp	81,638	0.0
8,532	Sculptor Capital Management, Inc.	188,557	0.0
23,843 (2)	Seacoast Banking Corp. of Florida	728,881	0.1
6,556 (2)	Select Bancorp, Inc.	80,639	0.0
29,341	Selective Insurance Group	1,912,740	0.2
22,670 (1)	ServisFirst Bancshares, Inc.	854,206	0.1
4,942	Shore Bancshares, Inc.	85,793	0.0
4,032 (2)	Siebert Financial Corp.	34,877	0.0
7,384	Sierra Bancorp.	215,022	0.0
5,134	Silvercrest Asset Management Group, Inc.	64,586	0.0
43,497 (1)	Simmons First National Corp.	1,165,285	0.1
6,832	SmartFinancial, Inc.	161,577	0.0
16,217	South State Corp.	1,406,825	0.1
4,167 (2)	Southern First Bancshares, Inc.	177,056	0.0
2,640	Southern Missouri Bancorp, Inc.	101,270	0.0
10,194	Southern National Bancorp of Virginia, Inc.	166,672	0.0
16,358 (1)	Southside Bancshares, Inc.	607,536	0.1
6,102 (2)	Spirit of Texas Bancshares, Inc.	140,346	0.0
8,645	State Auto Financial Corp.	268,168	0.0
10,115	Sterling Bancorp, Inc./MI	81,932	0.0
11,740	Stewart Information Services Corp.	478,875	0.1
33,333	Stifel Financial Corp.	2,021,646	0.2
11,091	Stock Yards Bancorp, Inc.	455,396	0.1
5,577	Summit Financial Group, Inc.	151,081	0.0
4,924	Territorial Bancorp, Inc.	152,349	0.0
37,900 (2)	Third Point Reinsurance Ltd.	398,708	0.0
3,004	Timberland Bancorp, Inc./WA	89,339	0.0
14,099	Tiptree Financial, Inc.	114,766	0.0

See Accompanying Notes to Financial Statements

88

Voya Russell TM Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
7,110 (1)	Tompkins Financial Corp.	650,565	0.1
32,160	TowneBank/Portsmouth VA	894,691	0.1
21,772	TPG RE Finance Trust, Inc.	441,318	0.1
13,557	Trico Bancshares	553,261	0.1
13,620 (2)	Tristate Capital Holdings, Inc.	355,754	0.0
12,023 (2)	Triumph Bancorp, Inc.	457,114	0.1
13,964 (1),(2)	Trupanion, Inc.	523,091	0.1
51,655	Trustco Bank Corp.	447,849	0.1
30,363	Trustmark Corp.	1,047,827	0.1
21,231	UMB Financial Corp.	1,457,296	0.1
1,970	Union Bankshares, Inc./Morrisville VT	71,432	0.0
48,020 (1)	United Bankshares, Inc.	1,856,453	0.2
37,648	United Community Banks, Inc./GA	1,162,570	0.1
27,352	United Community Financial Corp.	318,924	0.0
10,435	United Fire Group, Inc.	456,323	0.1
11,722	United Insurance Holdings Corp.	147,814	0.0
6,834	United Security Bancshares/Fresno CA	73,329	0.0
3,421	Unity Bancorp, Inc.	77,212	0.0
15,314 (1)	Universal Insurance Holdings, Inc.	428,639	0.1
15,689	Univest Financial Corp.	420,151	0.1
192,218 (1)	Valley National Bancorp	2,200,896	0.2
24,048	Veritex Holdings, Inc.	700,518	0.1
3,385	Virtus Investment Partners, Inc.	412,022	0.1
35,178 (1)	Waddell & Reed Financial, Inc.	588,176	0.1
13,463	Walker & Dunlop, Inc.	870,787	0.1
38,293	Washington Federal, Inc.	1,403,438	0.1
8,471	Washington Trust Bancorp, Inc.	455,655	0.1
14,130	Waterstone Financial, Inc.	268,894	0.0
9,717 (2)	Watford Holdings Ltd.	244,480	0.0
30,723	WesBanco, Inc.	1,161,022	0.1
4,794	West Bancorporation, Inc.	122,870	0.0
12,544 (1)	Westamerica Bancorp.	850,107	0.1
30,475	Western Asset Mortgage Capital Corp.	314,807	0.0
14,221	Western New England Bancorp, Inc.	136,948	0.0
4,336	Westwood Holdings Group, Inc.	128,432	0.0
65,221 (1)	WisdomTree Investments, Inc.	315,670	0.0
2,890 (1),(2)	World Acceptance Corp.	249,696	0.0
25,024	WSFS Financial Corp.	1,100,806	0.1
		184,415,808	17.5

	Health Care: 17.9%
17,942 (2)	Abeona Therapeutics, Inc.	58,670	0.0
55,424 (2)	Acadia Pharmaceuticals, Inc.	2,371,039	0.2
13,890 (1),(2)	Accelerate Diagnostics, Inc.	234,741	0.0
21,940 (2)	Acceleron Pharma, Inc.	1,163,259	0.1
46,463 (2)	Accuray, Inc.	131,026	0.0
41,306 (1),(2)	AcelRx Pharmaceuticals, Inc.	87,156	0.0
66,434 (2)	Achillion Pharmaceuticals, Inc.	400,597	0.1
16,490 (2)	Aclaris Therapeutics, Inc.	31,166	0.0
26,561 (2)	Acorda Therapeutics, Inc.	54,184	0.0
12,347 (2)	Adamas Pharmaceuticals, Inc.	46,795	0.0
5,382 (2)	Addus HomeCare Corp.	523,238	0.1
26,535 (1),(2)	Adverum Biotechnologies, Inc.	305,683	0.0
26,029 (2)	ADMA Biologics, Inc.	104,116	0.0
41,631 (2)	Aduro Biotech, Inc.	49,125	0.0
13,699 (2)	Aeglea BioTherapeutics, Inc.	104,660	0.0
20,673 (1),(2)	Aerie Pharmaceuticals, Inc.	499,666	0.1
33,996 (2)	Affimed NV	93,149	0.0
53,183 (1),(2)	Agenus, Inc.	216,455	0.0
18,053 (2)	AgeX Therapeutics, Inc.	32,856	0.0
21,942 (1),(2)	Aimmune Therapeutics, Inc.	734,399	0.1
6,796 (1),(2)	Akcea Therapeutics, Inc.	115,124	0.0
56,811 (2)	Akebia Therapeutics, Inc.	359,046	0.0
2,814 (1),(2)	Akero Therapeutics, Inc.	62,457	0.0
46,783 (2)	Akorn, Inc.	70,174	0.0
5,543 (2)	Albireo Pharma, Inc.	140,903	0.0
14,390 (2)	Aldeyra Therapeutics, Inc.	83,606	0.0
14,630 (1),(2)	Alector, Inc.	252,075	0.0
9,693 (1),(2)	Allakos, Inc.	924,324	0.1
18,904 (1),(2)	Allogene Therapeutics, Inc.	491,126	0.1
79,252 (1),(2)	Allscripts Healthcare Solutions, Inc.	777,858	0.1
19,696 (2)	Alphatec Holdings, Inc.	139,743	0.0
16,679 (1),(2)	AMAG Pharmaceuticals, Inc.	202,983	0.0
15,730 (2)	Amedisys, Inc.	2,625,652	0.3
10,199 (2)	American Renal Associates Holdings, Inc.	105,764	0.0
125,399 (1),(2)	Amicus Therapeutics, Inc.	1,221,386	0.1
22,862 (2)	AMN Healthcare Services, Inc.	1,424,531	0.1
57,412 (2)	Amneal Pharmaceuticals, Inc.	276,726	0.0
17,999 (2)	Amphastar Pharmaceuticals, Inc.	347,201	0.0
11,957 (2)	AnaptysBio, Inc.	194,301	0.0
26,163 (2)	Anavex Life Sciences Corp.	67,762	0.0
18,409 (2)	Angiodynamics, Inc.	294,728	0.0
4,534 (2)	ANI Pharmaceuticals, Inc.	279,612	0.0
6,663 (1),(2)	Anika Therapeutics, Inc.	345,477	0.0
78,400 (2)	Antares Pharma, Inc.	368,480	0.0
23,987 (2)	Apellis Pharmaceuticals, Inc.	734,482	0.1
3,889 (2)	Apollo Medical Holdings, Inc.	71,596	0.0
2,953 (2)	Aprea Therapeutics, Inc.	135,513	0.0
16,582 (2)	Apyx Medical Corp.	140,284	0.0
16,828 (2)	Arcus Biosciences, Inc.	169,963	0.0
23,848 (2)	Ardelyx, Inc.	178,979	0.0
24,580 (1),(2)	Arena Pharmaceuticals, Inc.	1,116,424	0.1
55,700 (2)	Arqule, Inc.	1,111,772	0.1
46,302 (1),(2)	Arrowhead Pharmaceuticals, Inc.	2,936,936	0.3
10,313 (2)	Arvinas, Inc.	423,761	0.1

See Accompanying Notes to Financial Statements

89

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
11,098 (2)	Assembly Biosciences, Inc.	227,065	0.0
38,259 (2)	Assertio Therapeutics, Inc.	47,824	0.0
24,431 (1),(2)	Atara Biotherapeutics, Inc.	402,379	0.1
33,677 (1),(2)	Athenex, Inc.	514,248	0.1
73,514 (2)	Athersys, Inc.	90,422	0.0
4,014 (2)	Atreca, Inc.	62,097	0.0
17,787 (2)	AtriCure, Inc.	578,255	0.1
703 (1)	Atrion Corp.	528,304	0.1
22,329 (2)	Audentes Therapeutics, Inc.	1,336,167	0.1
23,028 (2)	Avanos Medical, Inc.	776,044	0.1
28,038 (1),(2)	Avid Bioservices, Inc.	215,051	0.0
9,999 (2)	Avrobio, Inc.	201,280	0.0
16,561 (2)	AxoGen, Inc.	296,276	0.0
7,728 (1),(2)	Axonics Modulation Technologies, Inc.	214,143	0.0
12,390 (1),(2)	Axsome Therapeutics, Inc.	1,280,630	0.1
6,248 (1),(2)	Baudax Bio, Inc.	43,236	0.0
6,399 (2)	Beyondspring, Inc.	99,185	0.0
72,238 (2)	BioCryst Pharmaceuticals, Inc.	249,221	0.0
39,910 (2)	BioDelivery Sciences International, Inc.	252,231	0.0
19,348 (2)	Biohaven Pharmaceutical Holding Co. Ltd.	1,053,305	0.1
4,283 (1),(2)	BioLife Solutions, Inc.	69,299	0.0
9,760 (2)	BioSig Technologies, Inc.	57,779	0.0
3,375 (2)	BioSpecifics Technologies Corp.	192,172	0.0
16,143 (1),(2)	BioTelemetry, Inc.	747,421	0.1
24,342 (2)	Blueprint Medicines Corp.	1,950,038	0.2
10,839 (2)	Bridgebio Pharma, Inc.	379,907	0.0
89,885 (2)	Brookdale Senior Living, Inc.	653,464	0.1
24,393 (2)	Calithera Biosciences, Inc.	139,284	0.0
6,184 (2)	Calyxt, Inc.	43,350	0.0
19,062 (1),(2)	Cara Therapeutics, Inc.	307,089	0.0
16,561 (2)	Cardiovascular Systems, Inc.	804,699	0.1
20,025 (1),(2)	CareDx, Inc.	431,939	0.1
29,993 (1),(2)	CASI Pharmaceuticals, Inc.	92,678	0.0
2,156 (1),(2)	Castle Biosciences, Inc.	74,102	0.0
59,004 (2)	Castlight Health, Inc.	78,475	0.0
48,207 (2)	Catalyst Pharmaceuticals, Inc.	180,776	0.0
4,534 (2)	Catasys, Inc.	73,950	0.0
4,604 (2)	Celcuity, Inc.	48,987	0.0
7,029 (2)	Cellular Biomedicine Group, Inc.	114,151	0.0
14,130 (1),(2)	CEL-SCI Corp.	129,289	0.0
12,991 (1),(2)	Cerecor, Inc.	70,021	0.0
69,005 (1),(2)	Cerus Corp.	291,201	0.0
18,930 (2)	Checkpoint Therapeutics, Inc.	32,560	0.0
19,975 (2)	ChemoCentryx, Inc.	790,011	0.1
17,934 (2)	Chiasma, Inc.	88,953	0.0
30,741 (2)	Chimerix, Inc.	62,404	0.0
22,404 (1),(2)	ChromaDex Corp.	96,561	0.0
24,705 (1),(2)	Clovis Oncology, Inc.	257,550	0.0
25,829 (1),(2)	Codexis, Inc.	413,006	0.1
30,745 (1),(2)	Coherus Biosciences, Inc.	553,564	0.1
15,712 (2)	Collegium Pharmaceutical, Inc.	323,353	0.0
44,017 (1),(2)	Community Health Systems, Inc.	127,649	0.0
6,417	Computer Programs & Systems, Inc.	169,409	0.0
11,741 (2)	Concert Pharmaceuticals, Inc.	108,311	0.0
36,671 (2)	ConforMIS, Inc.	55,006	0.0
13,421	Conmed Corp.	1,500,870	0.2
7,617 (1),(2)	Constellation Pharmaceuticals, Inc.	358,837	0.0
30,665 (1),(2)	Corbus Pharmaceuticals Holdings, Inc.	167,431	0.0
46,614 (1),(2)	Corcept Therapeutics, Inc.	564,029	0.1
12,976 (1),(2)	CorMedix, Inc.	94,465	0.0
5,542 (1),(2)	Cortexyme, Inc.	311,128	0.0
4,613 (2)	Corvel Corp.	402,992	0.1
5,676 (2)	Crinetics Pharmaceuticals, Inc.	142,411	0.0
18,397 (2)	Cross Country Healthcare, Inc.	213,773	0.0
17,594 (2)	CryoLife, Inc.	476,621	0.1
15,447 (1),(2)	CryoPort, Inc.	254,258	0.0
10,514 (2)	Cue Biopharma, Inc.	166,910	0.0
6,929 (2)	Cutera, Inc.	248,127	0.0
16,782 (2)	Cyclerion Therapeutics, Inc.	45,647	0.0
40,413 (2)	Cymabay Therapeutics, Inc.	79,209	0.0
26,675 (1),(2)	Cytokinetics, Inc.	283,022	0.0
23,199 (2)	CytomX Therapeutics, Inc.	192,784	0.0
19,921 (1),(2)	CytoSorbents Corp.	76,696	0.0
9,626 (1),(2)	Deciphera Pharmaceuticals, Inc.	599,122	0.1
23,297 (1),(2)	Denali Therapeutics, Inc.	405,834	0.1
22,892 (1),(2)	Dermira, Inc.	347,043	0.0
25,189 (2)	Dicerna Pharmaceuticals, Inc.	554,914	0.1
31,013 (2)	Diplomat Pharmacy, Inc.	124,052	0.0
41,593 (1),(2)	Dynavax Technologies Corp.	237,912	0.0
4,698 (2)	Eagle Pharmaceuticals, Inc./DE	282,256	0.0
25,118 (1),(2)	Editas Medicine, Inc.	743,744	0.1
5,416 (1),(2)	Eidos Therapeutics, Inc.	310,824	0.0
11,297 (2)	Eiger BioPharmaceuticals, Inc.	168,325	0.0
5,830 (1),(2)	ElectroCore, Inc.	9,270	0.0
12,988 (1),(2)	Eloxx Pharmaceuticals, Inc.	95,592	0.0
22,658 (2)	Emergent Biosolutions, Inc.	1,222,399	0.1
8,323 (1),(2)	Enanta Pharmaceuticals, Inc.	514,195	0.1
110,340 (2)	Endo International PLC	517,495	0.1
24,915	Ensign Group, Inc.	1,130,394	0.1
24,754 (2)	Enzo Biochem, Inc.	65,103	0.0
38,008 (1),(2)	Epizyme, Inc.	934,997	0.1
12,262 (1),(2)	Esperion Therapeutics, Inc.	731,183	0.1
9,109 (1),(2)	Evelo Biosciences, Inc.	36,983	0.0
9,527 (2)	Evofem Biosciences, Inc.	58,782	0.0
35,987 (1),(2)	Evolent Health, Inc.	325,682	0.0

See Accompanying Notes to Financial Statements

90

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
8,690 (1),(2)	Evolus, Inc.	105,757	0.0
36,241 (2)	EyePoint Pharmaceuticals, Inc.	56,174	0.0
29,519 (2)	Fate Therapeutics, Inc.	577,687	0.1
38,604 (1),(2)	FibroGen, Inc.	1,655,726	0.2
19,122 (2)	Five Prime Therapeutics, Inc.	87,770	0.0
16,510 (1),(2)	Flexion Therapeutics, Inc.	341,757	0.0
36,411 (2)	Fluidigm Corp.	126,710	0.0
10,860 (2)	Forty Seven, Inc.	427,558	0.1
16,422 (1),(2)	G1 Therapeutics, Inc.	434,033	0.1
22,974 (1),(2)	Galectin Therapeutics, Inc.	65,706	0.0
52,204 (1),(2)	Genesis Healthcare, Inc.	85,615	0.0
28,782 (2)	GenMark Diagnostics, Inc.	138,441	0.0
92,874 (1),(2)	Geron Corp.	126,309	0.0
19,249 (2)	Glaukos Corp.	1,048,493	0.1
28,819 (1),(2)	Global Blood Therapeutics, Inc.	2,290,822	0.2
37,803 (2)	Globus Medical, Inc.	2,225,841	0.2
18,476 (1),(2)	GlycoMimetics, Inc.	97,738	0.0
20,839 (1),(2)	Gossamer Bio, Inc.	325,714	0.0
12,342 (1),(2)	Gritstone Oncology, Inc.	110,708	0.0
25,496 (2)	Haemonetics Corp.	2,929,490	0.3
70,314 (1),(2)	Halozyme Therapeutics, Inc.	1,246,667	0.1
17,497 (2)	Hanger Orthopedic Group, Inc.	483,092	0.1
4,850 (2)	Harpoon Therapeutics, Inc.	71,731	0.0
3,946 (1),(2)	Health Catalyst, Inc.	136,926	0.0
34,534 (2)	HealthEquity, Inc.	2,557,933	0.3
13,256 (2)	HealthStream, Inc.	360,563	0.0
41,077 (1),(2)	Heron Therapeutics, Inc.	965,309	0.1
3,438 (1),(2)	Heska Corp.	329,842	0.0
42,401 (2)	HMS Holdings Corp.	1,255,070	0.1
11,818 (2)	Homology Medicines, Inc.	244,633	0.0
2,207 (2)	IGM Biosciences, Inc.	84,219	0.0
71,058 (1),(2)	Immunogen, Inc.	362,751	0.0
87,117 (1),(2)	Immunomedics, Inc.	1,843,396	0.2
31,943 (2)	Innoviva, Inc.	452,313	0.1
8,918 (2)	Inogen, Inc.	609,367	0.1
34,381 (1),(2)	Inovalon Holdings, Inc.	647,050	0.1
48,918 (1),(2)	Inovio Pharmaceuticals, Inc.	161,429	0.0
44,012 (1),(2)	Insmed, Inc.	1,051,007	0.1
6,499 (1),(2)	Inspire Medical Systems, Inc.	482,291	0.1
15,823 (2)	Integer Holdings Corp.	1,272,644	0.1
18,567 (1),(2)	Intellia Therapeutics, Inc.	272,378	0.0
12,483 (1),(2)	Intercept Pharmaceuticals, Inc.	1,546,893	0.2
15,031 (1),(2)	Intersect ENT, Inc.	374,272	0.0
22,137 (2)	Intra-Cellular Therapies, Inc.	759,520	0.1
35,591 (1),(2)	Intrexon Corp.	195,039	0.0
4,325 (1),(2)	IntriCon Corp.	77,850	0.0
16,880 (1)	Invacare Corp.	152,258	0.0
42,353 (1),(2)	Invitae Corp.	683,154	0.1
57,461 (1),(2)	Iovance Biotherapeutics, Inc.	1,590,520	0.2
2,490 (2)	iRadimed Corp.	58,216	0.0
12,479 (1),(2)	iRhythm Technologies, Inc.	849,695	0.1
75,396 (1),(2)	Ironwood Pharmaceuticals, Inc.	1,003,521	0.1
7,040 (1),(2)	Joint Corp./The	113,626	0.0
8,757 (2)	Jounce Therapeutics, Inc.	76,449	0.0
76,187 (1),(2)	Kadmon Holdings, Inc.	345,127	0.0
13,211 (1),(2)	Kala Pharmaceuticals, Inc.	48,749	0.0
6,292 (1),(2)	KalVista Pharmaceuticals, Inc.	112,061	0.0
2,228 (2)	Karuna Therapeutics, Inc.	167,858	0.0
29,262 (1),(2)	Karyopharm Therapeutics, Inc.	560,953	0.1
12,363 (2)	Kezar Life Sciences, Inc.	49,576	0.0
18,544 (2)	Kindred Biosciences, Inc.	157,253	0.0
7,500 (2)	Kiniksa Pharmaceuticals Ltd.	82,950	0.0
11,656 (1),(2)	Kodiak Sciences, Inc.	838,649	0.1
5,087 (2)	Krystal Biotech, Inc.	281,718	0.0
16,231 (2)	Kura Oncology, Inc.	223,176	0.0
13,515 (1),(2)	La Jolla Pharmaceutical Co.	53,114	0.0
16,198 (1),(2)	Lannett Co., Inc.	142,866	0.0
18,757 (2)	Lantheus Holdings, Inc.	384,706	0.0
8,408 (1)	LeMaitre Vascular, Inc.	302,268	0.0
21,927 (1),(2)	Lexicon Pharmaceuticals, Inc.	90,997	0.0
15,066 (1),(2)	LHC Group, Inc.	2,075,492	0.2
8,709 (1),(2)	Ligand Pharmaceuticals, Inc.	908,262	0.1
71,725 (1),(2)	Lineage Cell Therapeutics, Inc.	63,835	0.0
9,380 (2)	Liquidia Technologies, Inc.	40,099	0.0
24,060 (2)	LivaNova PLC	1,814,846	0.2
6,978 (1),(2)	Livongo Health, Inc.	174,869	0.0
5,832 (2)	LogicBio Therapeutics, Inc.	41,990	0.0
20,544	Luminex Corp.	475,799	0.1
22,549 (2)	MacroGenics, Inc.	245,333	0.0
3,788 (1),(2)	Madrigal Pharmaceuticals, Inc.	345,125	0.0
10,704 (2)	Magellan Health, Inc.	837,588	0.1
9,674 (2)	Magenta Therapeutics, Inc.	146,658	0.0
42,128 (1),(2)	Mallinckrodt PLC - W/I	147,027	0.0
98,582 (1),(2)	MannKind Corp.	127,171	0.0
29,879 (2)	Marinus Pharmaceuticals, Inc.	64,539	0.0
16,012 (1),(2)	Marker Therapeutics, Inc.	46,115	0.0
37,522 (1),(2)	Medicines Co.	3,187,119	0.3
21,237 (1),(2)	MediciNova, Inc.	143,137	0.0
13,781 (2)	Medpace Holdings, Inc.	1,158,431	0.1
38,684 (2)	MEI Pharma, Inc.	95,936	0.0
8,493 (2)	MeiraGTx Holdings plc	170,030	0.0
21,980	Meridian Bioscience, Inc.	214,745	0.0
26,165 (2)	Merit Medical Systems, Inc.	816,871	0.1
18,967 (2)	Mersana Therapeutics, Inc.	108,681	0.0
1,824 (1)	Mesa Laboratories, Inc.	454,906	0.1
6,160 (2)	Millendo Therapeutics, Inc.	41,518	0.0
16,344 (2)	Minerva Neurosciences, Inc.	116,206	0.0
13,575 (2)	Mirati Therapeutics, Inc.	1,749,274	0.2
4,278 (2)	Misonix, Inc.	79,614	0.0
9,626 (2)	Molecular Templates, Inc.	134,620	0.0
47,757 (2)	Momenta Pharmaceuticals, Inc.	942,246	0.1

See Accompanying Notes to Financial Statements

91

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
3,621 (2)	Morphic Holding, Inc.	62,136	0.0
15,614 (2)	Mustang Bio, Inc.	63,705	0.0
21,968 (2)	MyoKardia, Inc.	1,601,138	0.2
34,588 (2)	Myriad Genetics, Inc.	941,831	0.1
16,230 (2)	NanoString Technologies, Inc.	451,519	0.1
30,591 (2)	Natera, Inc.	1,030,611	0.1
6,078	National Healthcare Corp.	525,322	0.1
6,026	National Research Corp.	397,354	0.1
16,367 (2)	Natus Medical, Inc.	539,947	0.1
25,364 (2)	Neogen Corp.	1,655,255	0.2
47,372 (2)	NeoGenomics, Inc.	1,385,631	0.1
6,933 (2)	Neon Therapeutics, Inc.	8,181	0.0
9,294 (2)	Neuronetics, Inc.	41,730	0.0
14,913 (1),(2)	Nevro Corp.	1,752,874	0.2
6,919 (2)	NextCure, Inc.	389,747	0.1
26,623 (2)	NextGen Healthcare, Inc.	427,832	0.1
11,642 (1),(2)	NGM Biopharmaceuticals, Inc.	215,261	0.0
14,293 (1),(2)	Novavax, Inc.	56,886	0.0
43,154 (1),(2)	Novocure Ltd.	3,636,588	0.4
25,861 (2)	NuVasive, Inc.	2,000,090	0.2
22,561 (1),(2)	Ocular Therapeutix, Inc.	89,116	0.0
5,812 (2)	Odonate Therapeutics, Inc.	188,599	0.0
22,866 (1),(2)	Omeros Corp.	322,182	0.0
20,325 (2)	Omnicell, Inc.	1,660,959	0.2
183,904 (1),(2)	Opko Health, Inc.	270,339	0.0
7,722 (2)	OptimizeRx Corp.	79,305	0.0
13,018 (1),(2)	Optinose, Inc.	120,026	0.0
63,082 (2)	Option Care Health, Inc.	235,296	0.0
31,532 (2)	OraSure Technologies, Inc.	253,202	0.0
8,841 (2)	Orthofix Medical, Inc.	408,277	0.1
4,529 (2)	OrthoPediatrics Corp.	212,818	0.0
30,716 (1)	Owens & Minor, Inc.	158,802	0.0
69,390 (2)	Pacific Biosciences of California, Inc.	356,665	0.0
19,715 (2)	Pacira BioSciences, Inc.	893,089	0.1
124,717 (2)	Palatin Technologies, Inc.	97,554	0.0
19,141 (2)	Paratek Pharmaceuticals, Inc.	77,138	0.0
40,928 (1)	Patterson Cos., Inc.	838,205	0.1
59,329 (2)	PDL BioPharma, Inc.	192,523	0.0
12,352 (2)	Pennant Group, Inc./The	408,481	0.1
5,627 (2)	Personalis, Inc.	61,334	0.0
9,528 (1),(2)	PetIQ, Inc.	238,676	0.0
15,399 (2)	Pfenex, Inc.	169,081	0.0
7,373 (2)	PhaseBio Pharmaceuticals, Inc.	45,049	0.0
4,419 (2)	Phathom Pharmaceuticals, Inc.	137,608	0.0
10,363	Phibro Animal Health Corp.	257,313	0.0
4,941 (1),(2)	Phreesia, Inc.	131,628	0.0
26,086 (2)	Pieris Pharmaceuticals, Inc.	94,431	0.0
11,362 (1),(2)	PolarityTE, Inc.	29,541	0.0
37,138 (1),(2)	Portola Pharmaceuticals, Inc.	886,855	0.1
17,537 (1),(2)	Precision BioSciences, Inc.	243,589	0.0
24,194 (1),(2)	Prestige Consumer Healthcare, Inc.	979,857	0.1
4,743 (1),(2)	Prevail Therapeutics, Inc.	75,082	0.0
8,941 (2)	Principia Biopharma, Inc.	489,788	0.1
43,366 (2)	Progenics Pharmaceuticals, Inc.	220,733	0.0
4,725 (1),(2)	Progyny, Inc.	129,701	0.0
9,624 (2)	Protagonist Therapeutics, Inc.	67,849	0.0
19,992 (2)	Prothena Corp. PLC	316,473	0.0
5,819 (2)	Providence Service Corp.	344,368	0.0
29,310 (2)	PTC Therapeutics, Inc.	1,407,759	0.1
6,703 (2)	Pulse Biosciences, Inc.	89,887	0.0
15,770 (1),(2)	Puma Biotechnology, Inc.	137,987	0.0
6,494 (2)	Quanterix Corp.	153,453	0.0
17,427 (2)	Quidel Corp.	1,307,548	0.1
51,260 (2)	R1 RCM, Inc.	665,355	0.1
17,195 (2)	Ra Pharmaceuticals, Inc.	806,961	0.1
21,769 (2)	Radius Health, Inc.	438,863	0.1
20,937 (2)	RadNet, Inc.	425,021	0.1
11,009 (2)	Reata Pharmaceuticals, Inc.	2,250,570	0.2
10,398 (2)	Recro Pharma, Inc.	190,595	0.0
16,261 (1),(2)	REGENXBIO, Inc.	666,213	0.1
26,003 (1),(2)	Repligen Corp.	2,405,277	0.2
6,730 (2)	Replimune Group, Inc.	96,575	0.0
6,077 (2)	resTORbio, Inc.	9,055	0.0
20,575 (1),(2)	Retrophin, Inc.	292,165	0.0
21,838 (1),(2)	Revance Therapeutics, Inc.	354,431	0.0
13,950 (1),(2)	Rhythm Pharmaceuticals, Inc.	320,292	0.0
85,562 (2)	Rigel Pharmaceuticals, Inc.	183,103	0.0
14,188 (1),(2)	Rocket Pharmaceuticals, Inc.	322,919	0.0
34,911 (2)	Rockwell Medical, Inc.	85,183	0.0
32,516 (2)	RTI Surgical Holdings, Inc.	89,094	0.0
17,210 (1),(2)	Rubius Therapeutics, Inc.	163,495	0.0
55,723 (1),(2)	Sangamo Therapeutics, Inc.	466,402	0.1
2,806 (2)	Satsuma Pharmaceuticals, Inc.	55,222	0.0
22,793 (1),(2)	Savara, Inc.	102,113	0.0
9,150 (2)	Scholar Rock Holding Corp.	120,597	0.0
8,758 (2)	SeaSpine Holdings Corp.	105,184	0.0
54,113 (2)	Select Medical Holdings Corp.	1,262,997	0.1
66,807 (1),(2)	Senseonics Holdings, Inc.	61,195	0.0
19,279 (2)	Seres Therapeutics, Inc.	66,513	0.0
12,223 (2)	Shockwave Medical, Inc.	536,834	0.1
7,833 (2)	SI-BONE, Inc.	168,409	0.0
18,576 (2)	Sientra, Inc.	166,069	0.0
30,021 (2)	SIGA Technologies, Inc.	143,200	0.0
7,266 (2)	Silk Road Medical, Inc.	293,401	0.0
6,178 (1)	Simulations Plus, Inc.	179,594	0.0
11,321 (1),(2)	Solid Biosciences, Inc.	50,378	0.0
2,662 (1),(2)	Soliton, Inc.	29,229	0.0
61,218 (1),(2)	Sorrento Therapeutics, Inc.	206,917	0.0
53,662 (1),(2)	Spectrum Pharmaceuticals, Inc.	195,330	0.0
6,703 (2)	Spero Therapeutics, Inc.	64,449	0.0
4,911 (2)	SpringWorks Therapeutics, Inc.	189,024	0.0
21,769 (1),(2)	Staar Surgical Co.	765,616	0.1

See Accompanying Notes to Financial Statements

92

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
21,713 (1),(2)	Stemline Therapeutics, Inc.	230,809	0.0
4,576 (2)	Stoke Therapeutics, Inc.	129,592	0.0
23,781 (1),(2)	Supernus Pharmaceuticals, Inc.	564,085	0.1
12,183 (2)	Surgery Partners, Inc.	190,725	0.0
6,496 (2)	SurModics, Inc.	269,129	0.0
6,905 (2)	Sutro Biopharma, Inc.	75,955	0.0
11,528 (2)	Syndax Pharmaceuticals, Inc.	101,216	0.0
31,307 (2)	Syneos Health, Inc.	1,861,984	0.2
12,473 (2)	Synlogic, Inc.	32,180	0.0
4,650 (2)	Synthorx, Inc.	324,988	0.0
18,594 (2)	Syros Pharmaceuticals, Inc.	128,485	0.0
9,402 (1),(2)	Tabula Rasa HealthCare, Inc.	457,689	0.1
8,830 (1),(2)	Tactile Systems Technology, Inc.	596,113	0.1
27,966 (2)	Tandem Diabetes Care, Inc.	1,667,053	0.2
6,012 (2)	TCR2 Therapeutics, Inc.	85,851	0.0
35,649 (1),(2)	Teladoc Health, Inc.	2,984,534	0.3
51,099 (2)	Tenet Healthcare Corp.	1,943,295	0.2
41,790 (1),(2)	TG Therapeutics, Inc.	463,869	0.1
107,597 (1),(2)	TherapeuticsMD, Inc.	260,385	0.0
21,232 (2)	Theravance Biopharma, Inc.	549,696	0.1
23,218 (1),(2)	Tivity Health, Inc.	472,370	0.1
8,527 (2)	Tocagen, Inc.	4,547	0.0
11,317 (2)	TransEnterix, Inc.	16,636	0.0
16,802 (1),(2)	Translate Bio, Inc.	136,768	0.0
6,152 (1),(2)	TransMedics Group, Inc.	116,950	0.0
10,536 (2)	Tricida, Inc.	397,629	0.1
11,520 (2)	Triple-S Management Corp.	213,005	0.0
13,518 (1),(2)	Turning Point Therapeutics, Inc.	842,036	0.1
10,515 (1),(2)	Twist Bioscience Corp.	220,815	0.0
39,043 (1),(2)	Tyme Technologies, Inc.	54,660	0.0
26,741 (1),(2)	Ultragenyx Pharmaceutical, Inc.	1,142,108	0.1
14,678 (1),(2)	UNITY Biotechnology, Inc.	105,828	0.0
8,880 (2)	UroGen Pharma Ltd.	296,326	0.0
6,163	US Physical Therapy, Inc.	704,739	0.1
1,794	Utah Medical Products, Inc.	193,573	0.0
25,253 (2)	Vanda Pharmaceuticals, Inc.	414,402	0.1
7,543 (2)	Vapotherm, Inc.	91,723	0.0
18,219 (2)	Varex Imaging Corp.	543,108	0.1
74,416 (2)	VBI Vaccines, Inc.	102,694	0.0
23,058 (2)	Veracyte, Inc.	643,779	0.1
21,516 (1),(2)	Vericel Corp.	374,378	0.0
6,637 (2)	Verrica Pharmaceuticals, Inc.	105,462	0.0
2,375 (2)	Viela Bio, Inc.	64,481	0.0
35,530 (1),(2)	ViewRay, Inc.	149,937	0.0
32,125 (1),(2)	Viking Therapeutics, Inc.	257,643	0.0
15,143 (1),(2)	Vocera Communications, Inc.	314,369	0.0
12,312 (1),(2)	Voyager Therapeutics, Inc.	171,752	0.0
10,814 (1),(2)	WaVe Life Sciences Ltd.	86,674	0.0
62,728 (2)	Wright Medical Group NV	1,911,949	0.2
6,492 (2)	X4 Pharmaceuticals, Inc.	69,464	0.0
9,907 (1),(2)	XBiotech, Inc.	184,914	0.0
23,068 (1),(2)	Xencor, Inc.	793,309	0.1
13,396 (1),(2)	Xeris Pharmaceuticals, Inc.	94,442	0.0
11,222 (2)	Y-mAbs Therapeutics, Inc.	350,688	0.0
77,544 (1),(2)	ZIOPHARM Oncology, Inc.	366,008	0.0
20,682 (1),(2)	Zogenix, Inc.	1,078,153	0.1
12,238 (2)	Zynerba Pharmaceuticals, Inc.	73,918	0.0
9,131 (1),(2)	Zynex, Inc.	71,861	0.0
		188,549,962	17.9

	Industrials: 15.6%
19,902 (1)	AAON, Inc.	983,358	0.1
16,278	AAR Corp.	734,138	0.1
32,357	ABM Industries, Inc.	1,220,182	0.1
29,566 (2)	Acacia Research Corp.	78,646	0.0
48,090	ACCO Brands Corp.	450,122	0.0
27,326	Actuant Corp.	711,296	0.1
36,880 (2)	Advanced Disposal Services, Inc.	1,212,246	0.1
18,796	Advanced Drainage Systems, Inc.	730,037	0.1
15,773 (2)	Aegion Corp.	352,842	0.0
36,382 (1),(2)	Aerojet Rocketdyne Holdings, Inc.	1,661,202	0.2
10,361 (1),(2)	Aerovironment, Inc.	639,688	0.1
28,774 (2)	Air Transport Services Group, Inc.	675,038	0.1
26,103	Aircastle Ltd.	835,557	0.1
4,844 (1)	Alamo Group, Inc.	608,164	0.1
15,217	Albany International Corp.	1,155,275	0.1
6,461 (1)	Allegiant Travel Co.	1,124,472	0.1
3,654	Allied Motion Technologies, Inc.	177,219	0.0
31,617	Altra Industrial Motion Corp.	1,144,852	0.1
11,488 (2)	Ameresco, Inc.	201,040	0.0
11,633 (2)	American Superconductor Corp.	91,319	0.0
8,237 (2)	American Woodmark Corp.	860,849	0.1
12,639	Apogee Enterprises, Inc.	410,767	0.0
18,835	Applied Industrial Technologies, Inc.	1,256,106	0.1
12,486	ArcBest Corp.	344,614	0.0
23,933	Arcosa, Inc.	1,066,215	0.1
7,785 (1)	Argan, Inc.	312,490	0.0
10,573 (2)	Armstrong Flooring, Inc.	45,147	0.0
25,330 (2)	ASGN, Inc.	1,797,670	0.2
11,023	Astec Industries, Inc.	462,966	0.0
11,398 (2)	Astronics Corp.	318,574	0.0
23,355 (2)	Atkore International Group, Inc.	944,943	0.1
11,349 (2)	Atlas Air Worldwide Holdings, Inc.	312,892	0.0
28,450 (2)	Avis Budget Group, Inc.	917,228	0.1
28,890 (2)	Axon Enterprise, Inc.	2,117,059	0.2
12,767	AZZ, Inc.	586,644	0.1
23,262	Barnes Group, Inc.	1,441,314	0.1
3,689	Barrett Business Services, Inc.	333,707	0.0
33,467 (2)	Beacon Roofing Supply, Inc.	1,070,275	0.1
5,191	BG Staffing, Inc.	113,631	0.0
27,534 (1),(2)	Bloom Energy Corp.	205,679	0.0
7,400 (2)	Blue Bird Corp.	169,608	0.0
4,639 (1),(2)	BlueLinx Holdings, Inc.	66,106	0.0

See Accompanying Notes to Financial Statements

93

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
32,938 (2)	BMC Stock Holdings, Inc.	944,991	0.1
23,314	Brady Corp.	1,334,960	0.1
19,981 (1)	Briggs & Stratton Corp.	133,073	0.0
16,078 (2)	BrightView Holdings, Inc.	271,236	0.0
24,902 (1)	Brink's Co.	2,258,113	0.2
56,881 (2)	Builders FirstSource, Inc.	1,445,346	0.1
11,477	Caesarstone Ltd.	172,958	0.0
8,415 (2)	CAI International, Inc.	243,867	0.0
21,544 (2)	Casella Waste Systems, Inc.	991,670	0.1
25,221 (2)	CBIZ, Inc.	679,958	0.1
16,689 (2)	Ceco Environmental Corp.	127,838	0.0
17,782 (2)	Chart Industries, Inc.	1,200,107	0.1
9,914 (1),(2)	Cimpress PLC	1,246,884	0.1
9,531 (2)	CIRCOR International, Inc.	440,713	0.0
11,602	Columbus McKinnon Corp.	464,428	0.1
17,669	Comfort Systems USA, Inc.	880,800	0.1
14,585 (2)	Commercial Vehicle Group, Inc.	92,615	0.0
6,797 (2)	Construction Partners, Inc.	114,665	0.0
17,170 (2)	Continental Building Products, Inc.	625,503	0.1
22,622 (2)	Cornerstone Building Brands, Inc.	192,513	0.0
25,653	Costamare, Inc.	244,473	0.0
56,545	Covanta Holding Corp.	839,128	0.1
5,986 (2)	Covenant Transportation Group, Inc.	77,369	0.0
3,866	CRA International, Inc.	210,581	0.0
7,301	CSW Industrials, Inc.	562,177	0.1
15,390 (1)	Cubic Corp.	978,342	0.1
23,352 (2)	Daseke, Inc.	73,792	0.0
20,922	Deluxe Corp.	1,044,426	0.1
11,131	Douglas Dynamics, Inc.	612,205	0.1
5,430 (2)	Ducommun, Inc.	274,378	0.0
8,135 (2)	DXP Enterprises, Inc.	323,854	0.0
14,851 (2)	Dycom Industries, Inc.	700,225	0.1
25,403 (1),(2)	Eagle Bulk Shipping, Inc.	116,854	0.0
2,723	Eastern Co/The	83,133	0.0
13,375 (2)	Echo Global Logistics, Inc.	276,862	0.0
27,738	EMCOR Group, Inc.	2,393,789	0.2
10,137	Encore Wire Corp.	581,864	0.1
20,943 (1),(2)	Energous Corp.	37,069	0.0
18,995 (1),(2)	Energy Recovery, Inc.	185,961	0.0
21,138	EnerSys	1,581,757	0.2
13,890 (1)	Ennis, Inc.	300,718	0.0
10,058	EnPro Industries, Inc.	672,679	0.1
12,578	ESCO Technologies, Inc.	1,163,465	0.1
2,781 (1)	EVI Industries, Inc.	75,198	0.0
37,264 (2)	Evoqua Water Technologies Corp.	706,153	0.1
25,783	Exponent, Inc.	1,779,285	0.2
29,602	Federal Signal Corp.	954,664	0.1
5,411	Forrester Research, Inc.	225,639	0.0
13,683	Forward Air Corp.	957,126	0.1
8,451 (2)	Foundation Building Materials, Inc.	163,527	0.0
5,158 (2)	Franklin Covey Co.	166,242	0.0
22,577	Franklin Electric Co., Inc.	1,294,114	0.1
18,583 (2)	FTI Consulting, Inc.	2,056,395	0.2
17,491 (1)	GATX Corp.	1,449,129	0.1
7,628	Genco Shipping & Trading Ltd.	81,009	0.0
5,303 (2)	Gencor Industries, Inc.	61,886	0.0
30,354 (2)	Generac Holdings, Inc.	3,053,309	0.3
5,982 (2)	General Finance Corp.	66,221	0.0
15,777 (1),(2)	Gibraltar Industries, Inc.	795,792	0.1
17,923 (2)	GMS, Inc.	485,355	0.1
8,593	Gorman-Rupp Co.	322,237	0.0
6,172 (2)	GP Strategies Corp.	81,656	0.0
4,757	Graham Corp.	104,083	0.0
22,683 (1)	Granite Construction, Inc.	627,639	0.1
30,061 (2)	Great Lakes Dredge & Dock Corp.	340,591	0.0
15,452	Greenbrier Cos., Inc.	501,108	0.1
17,954 (1)	Griffon Corp.	365,005	0.0
15,800	H&E Equipment Services, Inc.	528,194	0.1
38,670 (2)	Harsco Corp.	889,797	0.1
23,021 (1)	Hawaiian Holdings, Inc.	674,285	0.1
36,034 (1)	Healthcare Services Group, Inc.	876,347	0.1
23,021	Heartland Express, Inc.	484,592	0.1
9,475	Heidrick & Struggles International, Inc.	307,937	0.0
14,302	Helios Technologies, Inc.	661,181	0.1
11,932 (2)	Herc Holdings, Inc.	583,952	0.1
7,820 (2)	Heritage-Crystal Clean, Inc.	245,313	0.0
28,838	Herman Miller, Inc.	1,201,103	0.1
50,257 (2)	Hertz Global Holdings, Inc.	791,548	0.1
35,701	Hillenbrand, Inc.	1,189,200	0.1
20,464	HNI Corp.	766,581	0.1
15,851 (2)	HUB Group, Inc.	812,998	0.1
2,535	Hurco Cos, Inc.	97,243	0.0
10,917 (2)	Huron Consulting Group, Inc.	750,216	0.1
4,936	Hyster-Yale Materials Handling, Inc. - A shares	291,027	0.0
8,802	ICF International, Inc.	806,439	0.1
3,424 (2)	IES Holdings, Inc.	87,860	0.0
22,245 (1),(2)	Innerworkings, Inc.	122,570	0.0
18,585	Insperity, Inc.	1,599,053	0.2
8,928	Insteel Industries, Inc.	191,863	0.0
28,347	Interface, Inc.	470,277	0.1
33,162 (2)	JELD-WEN Holding, Inc.	776,322	0.1
15,380 (1)	John Bean Technologies Corp.	1,732,711	0.2
5,437	Kadant, Inc.	572,734	0.1
13,399 (1)	Kaman Corp.	883,262	0.1
16,714	Kelly Services, Inc.	377,402	0.0
40,735 (1)	Kennametal, Inc.	1,502,714	0.1
10,044	Kforce, Inc.	398,747	0.0
18,591	Kimball International, Inc.	384,276	0.0
23,853	Knoll, Inc.	602,527	0.1
27,340	Korn Ferry	1,159,216	0.1
44,265 (2)	Kratos Defense & Security Solutions, Inc.	797,213	0.1
2,213 (2)	Lawson Products	115,297	0.0
5,164 (2)	LB Foster Co.	100,078	0.0
5,294 (1)	Lindsay Corp.	508,171	0.1
13,013	Luxfer Holdings PLC	240,871	0.0
8,367 (2)	Lydall, Inc.	171,691	0.0
17,414 (2)	Manitowoc Co., Inc./The	304,745	0.0
19,606	Marten Transport Ltd.	421,333	0.0
12,124 (2)	Masonite International Corp.	875,474	0.1

See Accompanying Notes to Financial Statements

94

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
29,868 (1),(2)	Mastec, Inc.	1,916,331	0.2
21,155	Matson, Inc.	863,124	0.1
14,863	Matthews International Corp.	567,321	0.1
29,103	Maxar Technologies, Inc.	456,044	0.0
11,755	McGrath Rentcorp	899,728	0.1
26,958 (2)	Mercury Systems, Inc.	1,863,067	0.2
36,916 (2)	Meritor, Inc.	966,830	0.1
9,939 (2)	Mesa Air Group, Inc.	88,855	0.0
5,389	Miller Industries, Inc.	200,094	0.0
9,016 (2)	Mistras Group, Inc.	128,658	0.0
21,591	Mobile Mini, Inc.	818,515	0.1
15,809	Moog, Inc.	1,348,982	0.1
39,025 (2)	MRC Global, Inc.	532,301	0.1
17,566 (1)	MSA Safety, Inc.	2,219,640	0.2
27,156	Mueller Industries, Inc.	862,203	0.1
77,158	Mueller Water Products, Inc.	924,353	0.1
8,059 (2)	MYR Group, Inc.	262,643	0.0
2,558 (1)	National Presto Industries, Inc.	226,102	0.0
24,760 (2)	Navistar International Corp.	716,554	0.1
21,445	NN, Inc.	198,366	0.0
5,232 (2)	Northwest Pipe Co.	174,278	0.0
52,945 (1),(2)	NOW, Inc.	595,102	0.1
5,216 (1),(2)	NV5 Global, Inc.	263,147	0.0
1,458 (1)	Omega Flex, Inc.	156,429	0.0
1,032 (2)	PAM Transportation Services	59,557	0.0
9,192	Park Aerospace Corp.	149,554	0.0
4,314	Park-Ohio Holdings Corp.	145,166	0.0
9,674 (2)	Parsons Corp.	399,343	0.0
10,989 (1)	Patrick Industries, Inc.	576,153	0.1
27,398 (2)	PGT Innovations, Inc.	408,504	0.0
9,886 (2)	Pico Holdings, Inc.	109,932	0.0
84,141 (1)	Pitney Bowes, Inc.	339,088	0.0
116,101 (1),(2)	Plug Power, Inc.	366,879	0.0
4,418	Powell Industries, Inc.	216,438	0.0
1,561	Preformed Line Products Co.	94,206	0.0
21,677	Primoris Services Corp.	482,096	0.1
13,303 (2)	Proto Labs, Inc.	1,350,920	0.1
18,663 (1)	Quad/Graphics, Inc.	87,156	0.0
17,162 (1)	Quanex Building Products Corp.	293,127	0.0
19,589 (2)	Radiant Logistics, Inc.	109,111	0.0
17,446	Raven Industries, Inc.	601,189	0.1
11,978 (2)	RBC Bearings, Inc.	1,896,597	0.2
16,013	Resources Connection, Inc.	261,492	0.0
14,014	REV Group, Inc.	171,391	0.0
52,615 (2)	Rexnord Corp.	1,716,301	0.2
36,523 (1)	RR Donnelley & Sons Co.	144,266	0.0
14,441	Rush Enterprises, Inc. - Class A	671,506	0.1
1,467	Rush Enterprises, Inc.	67,042	0.0
27,220 (2)	Safe Bulkers, Inc.	46,274	0.0
12,850 (1),(2)	Saia, Inc.	1,196,592	0.1
29,029	Scorpio Bulkers, Inc.	184,915	0.0
22,291	Simpson Manufacturing Co., Inc.	1,788,407	0.2
20,306 (1),(2)	SiteOne Landscape Supply, Inc.	1,840,739	0.2
24,481	Skywest, Inc.	1,582,207	0.2
11,111 (2)	SP Plus Corp.	471,440	0.1
17,092	Spartan Motors, Inc.	309,023	0.0
33,973 (2)	Spirit Airlines, Inc.	1,369,452	0.1
21,790 (2)	SPX Corp.	1,108,675	0.1
20,718 (2)	SPX FLOW, Inc.	1,012,489	0.1
6,078	Standex International Corp.	482,289	0.1
42,452	Steelcase, Inc.	868,568	0.1
13,489 (2)	Sterling Construction Co., Inc.	189,925	0.0
56,009 (1),(2)	Sunrun, Inc.	773,484	0.1
6,219 (1)	Systemax, Inc.	156,470	0.0
15,233 (1),(2)	Team, Inc.	243,271	0.0
8,817	Tennant Co.	687,021	0.1
31,365	Terex Corp.	934,050	0.1
27,229	Tetra Tech, Inc.	2,346,051	0.2
26,172 (1),(2)	Textainer Group Holdings Ltd.	280,302	0.0
16,392 (2)	Thermon Group Holdings, Inc.	439,306	0.0
25,026	Titan International, Inc.	90,594	0.0
9,331 (2)	Titan Machinery, Inc.	137,912	0.0
13,901 (1),(2)	TPI Composites, Inc.	257,308	0.0
2,904 (2)	Transcat, Inc.	92,521	0.0
29,191 (1),(2)	Trex Co., Inc.	2,623,687	0.3
22,445 (2)	Trimas Corp.	704,997	0.1
22,197 (2)	TriNet Group, Inc.	1,256,572	0.1
26,816	Triton International Ltd./Bermuda	1,078,003	0.1
24,350	Triumph Group, Inc.	615,324	0.1
19,045 (2)	TrueBlue, Inc.	458,223	0.0
19,271 (1),(2)	Tutor Perini Corp.	247,825	0.0
5,011 (2)	Twin Disc, Inc.	55,221	0.0
7,520	Unifirst Corp.	1,518,890	0.2
29,428	Universal Forest Products, Inc.	1,403,716	0.1
3,958	Universal Logistics Holdings, Inc.	75,044	0.0
27,695 (2)	Upwork, Inc.	295,506	0.0
11,456 (1)	US Ecology, Inc.	663,417	0.1
10,709 (1),(2)	US Xpress Enterprises, Inc.	53,866	0.0
5,564 (2)	Vectrus, Inc.	285,211	0.0
6,592 (2)	Veritiv Corp.	129,665	0.0
9,844	Viad Corp.	664,470	0.1
8,872 (2)	Vicor Corp.	414,500	0.0
22,320 (1),(2)	Vivint Solar, Inc.	162,043	0.0
4,640	VSE Corp.	176,506	0.0
26,331 (1)	Wabash National Corp.	386,802	0.0
13,821	Watts Water Technologies, Inc.	1,378,783	0.1
64,728 (2)	Welbilt, Inc.	1,010,404	0.1
22,147 (1)	Werner Enterprises, Inc.	805,929	0.1
26,897 (2)	Wesco Aircraft Holdings, Inc.	296,405	0.0
5,343 (1),(2)	Willdan Group, Inc.	169,801	0.0
25,056 (2)	Willscot Corp.	463,285	0.1
1,593 (2)	Willis Lease Finance Corp.	93,844	0.0
14,999 (1),(2)	YRC Worldwide, Inc.	38,247	0.0
		164,587,391	15.6

	Information Technology: 13.4%
56,179 (1),(2)	3D Systems Corp.	491,566	0.1
45,944 (2)	8x8, Inc.	840,775	0.1
26,704 (2)	A10 Networks, Inc.	183,456	0.0
18,971 (2)	Acacia Communications, Inc.	1,286,424	0.1
57,377 (2)	ACI Worldwide, Inc.	2,173,728	0.2
14,700 (1),(2)	Adesto Technologies Corp.	124,950	0.0
24,032	Adtran, Inc.	237,676	0.0

See Accompanying Notes to Financial Statements

95

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares	Value	Percentage of Net Assets
COMMON STOCK: (continued)
Information Technology: (continued)
18,827 (1),(2)	Advanced Energy Industries, Inc.	1,340,482	0.1
10,159 (2)	Agilysys, Inc.	258,140	0.0
4,615 (2)	Airgain, Inc.	49,334	0.0
13,562 (2)	Akoustis Technologies, Inc.	108,496	0.0
18,015 (2)	Alarm.com Holdings, Inc.	774,105	0.1
10,309 (2)	Alpha & Omega Co.	140,409	0.0
19,239 (1),(2)	Altair Engineering, Inc.	690,872	0.1
15,642 (1),(2)	Ambarella, Inc.	947,280	0.1
15,620	American Software, Inc.	232,426	0.0
48,749 (2)	Amkor Technology, Inc.	633,737	0.1
15,237 (2)	Anixter International, Inc.	1,403,328	0.1
7,728 (1),(2)	Appfolio, Inc.	849,694	0.1
16,308 (1),(2)	Appian Corp.	623,129	0.1
10,401 (1),(2)	Applied Optoelectronics, Inc.	123,564	0.0
37,957 (2)	Arlo Technologies, Inc.	159,799	0.0
4,017	AstroNova, Inc.	55,113	0.0
53,993 (1),(2)	Avaya Holdings Corp.	728,905	0.1
14,278 (1),(2)	Avid Technology, Inc.	122,505	0.0
23,938	AVX Corp.	490,011	0.1
16,071 (2)	Axcelis Technologies, Inc.	387,231	0.0
19,123 (2)	AXT, Inc.	83,185	0.0
13,986 (1)	Badger Meter, Inc.	908,111	0.1
4,770	Bel Fuse, Inc.	97,785	0.0
19,185 (1)	Belden, Inc.	1,055,175	0.1
18,473	Benchmark Electronics, Inc.	634,732	0.1
14,520 (1),(2)	Benefitfocus, Inc.	318,569	0.0
24,422 (1)	Blackbaud, Inc.	1,943,991	0.2
21,116 (1),(2)	Blackline, Inc.	1,088,741	0.1
21,022 (2)	Bottomline Technologies de, Inc.	1,126,779	0.1
70,971 (1),(2)	Box, Inc.	1,190,893	0.1
21,328 (2)	Brightcove, Inc.	185,340	0.0
35,061	Brooks Automation, Inc.	1,471,160	0.1
14,384	Cabot Microelectronics Corp.	2,075,899	0.2
17,028 (2)	CalAmp Corp.	163,128	0.0
23,414 (2)	Calix, Inc.	187,312	0.0
18,425 (1),(2)	Cardtronics plc	822,676	0.1
15,744 (2)	Casa Systems, Inc.	64,393	0.0
7,318	Cass Information Systems, Inc.	422,541	0.0
11,046 (2)	Ceva, Inc.	297,800	0.0
14,474 (2)	ChannelAdvisor Corp.	130,845	0.0
28,862 (2)	Cirrus Logic, Inc.	2,378,517	0.2
44,770 (2)	Cision Ltd.	446,357	0.1
6,625 (2)	Clearfield, Inc.	92,353	0.0
117,393 (1),(2)	Cloudera, Inc.	1,365,281	0.1
19,472	Cohu, Inc.	444,935	0.1
19,954 (2)	Commvault Systems, Inc.	890,747	0.1
11,943	Comtech Telecommunications Corp.	423,857	0.0
82,580 (2)	Conduent, Inc.	511,996	0.1
28,589 (2)	Cornerstone OnDemand, Inc.	1,673,886	0.2
16,411 (1)	CSG Systems International, Inc.	849,762	0.1
16,085	CTS Corp.	482,711	0.1
17,399 (1)	Daktronics, Inc.	105,960	0.0
37,683 (1),(2)	Diebold Nixdorf, Inc.	397,932	0.0
14,071 (2)	Digi International, Inc.	249,338	0.0
5,896 (1),(2)	Digimarc Corp.	197,870	0.0
38,696 (1),(2)	Digital Turbine, Inc.	275,902	0.0
20,269 (2)	Diodes, Inc.	1,142,564	0.1
8,790 (2)	Domo, Inc.	190,919	0.0
9,587 (2)	DSP Group, Inc.	150,899	0.0
11,590 (1)	Ebix, Inc.	387,222	0.0
10,730 (2)	eGain Corp.	84,982	0.0
36,970 (2)	Endurance International Group Holdings, Inc.	173,759	0.0
45,375 (1),(2)	Enphase Energy, Inc.	1,185,649	0.1
23,891 (1),(2)	Envestnet, Inc.	1,663,530	0.2
6,527 (2)	ePlus, Inc.	550,161	0.1
16,540 (1),(2)	Everbridge, Inc.	1,291,443	0.1
29,737	EVERTEC, Inc.	1,012,247	0.1
17,420 (2)	Evo Payments, Inc.	460,062	0.1
19,077 (2)	Exela Technologies, Inc.	7,778	0.0
16,439 (2)	ExlService Holdings, Inc.	1,141,853	0.1
58,036 (2)	Extreme Networks, Inc.	427,725	0.0
18,111 (2)	Fabrinet	1,174,317	0.1
8,529 (1),(2)	Faro Technologies, Inc.	429,435	0.0
111,428 (1),(2)	Fitbit, Inc.	732,082	0.1
29,845 (2)	Five9, Inc.	1,957,235	0.2
20,369 (2)	ForeScout Technologies, Inc.	668,103	0.1
36,370 (2)	Formfactor, Inc.	944,529	0.1
9,107 (2)	GSI Technology, Inc.	64,569	0.0
16,535 (1),(2)	GTT Communications, Inc.	187,672	0.0
19,617 (2)	GTY Technology Holdings, Inc.	115,544	0.0
13,103	Hackett Group, Inc.	211,482	0.0
43,066 (2)	Harmonic, Inc.	335,915	0.0
6,981 (2)	I3 Verticals, Inc.	197,213	0.0
11,158 (1),(2)	Ichor Holdings Ltd.	371,227	0.0
23,175 (2)	Ideanomics, Inc.	19,831	0.0
44,344 (1),(2)	II-VI, Inc.	1,493,062	0.1
17,708 (2)	Immersion Corp.	131,570	0.0
7,647 (2)	Impinj, Inc.	197,751	0.0
85,316 (1),(2)	Infinera Corp.	677,409	0.1
22,433 (2)	Inphi Corp.	1,660,491	0.2
23,263 (1),(2)	Inseego Corp.	170,518	0.0
17,508 (2)	Insight Enterprises, Inc.	1,230,637	0.1
16,898 (2)	Instructure, Inc.	814,653	0.1
3,580 (1),(2)	Intelligent Systems Corp.	142,985	0.0
15,193	InterDigital, Inc.	827,867	0.1
7,453 (2)	International Money Express, Inc.	89,734	0.0
19,834 (2)	Iteris, Inc.	98,972	0.0
17,049 (2)	Itron, Inc.	1,431,264	0.1
23,531 (1)	j2 Global, Inc.	2,205,090	0.2
71,118	KBR, Inc.	2,169,099	0.2
28,428 (1)	Kemet Corp.	768,977	0.1
12,652 (2)	Kimball Electronics, Inc.	222,043	0.0
40,329 (1),(2)	Knowles Corp.	852,958	0.1
6,834 (2)	KVH Industries, Inc.	76,062	0.0
62,184 (2)	Lattice Semiconductor Corp.	1,190,202	0.1
55,679 (2)	Limelight Networks, Inc.	227,170	0.0
30,555 (1),(2)	LivePerson, Inc.	1,130,535	0.1
33,357 (1),(2)	LiveRamp Holdings, Inc.	1,603,471	0.2
38,354 (2)	Lumentum Holdings, Inc.	3,041,472	0.3
22,408 (1),(2)	MACOM Technology Solutions Holdings, Inc.	596,053	0.1
13,233	Mantech International Corp.	1,057,052	0.1
31,688	MAXIMUS, Inc.	2,357,270	0.2
31,722 (2)	MaxLinear, Inc.	673,141	0.1
17,903	Methode Electronics, Inc.	704,483	0.1
4,124 (2)	MicroStrategy, Inc.	588,206	0.1

See Accompanying Notes to Financial Statements

96

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares	Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Information Technology: (continued)
19,972 (2)	Mitek Systems, Inc.	152,786	0.0
48,209 (2)	MobileIron, Inc.	234,296	0.0
16,024 (2)	Model N, Inc.	561,962	0.1
9,008	MTS Systems Corp.	432,654	0.0
6,061 (1),(2)	Napco Security Technologies, Inc.	178,133	0.0
19,515 (2)	NeoPhotonics Corp.	172,122	0.0
15,291 (2)	Netgear, Inc.	374,782	0.0
35,282 (2)	Netscout Systems, Inc.	849,238	0.1
32,425	NIC, Inc.	724,699	0.1
15,834 (2)	nLight, Inc.	321,114	0.0
16,710 (2)	Novanta, Inc.	1,477,832	0.1
2,476	NVE Corp.	176,786	0.0
16,446 (2)	OneSpan, Inc.	281,556	0.0
23,506 (2)	Onto Innovation, Inc.	858,909	0.1
8,254 (2)	OSI Systems, Inc.	831,508	0.1
6,036 (1),(2)	PAR Technology Corp.	185,547	0.0
15,237 (1),(2)	Paysign, Inc.	154,656	0.0
5,799 (1)	PC Connection, Inc.	287,978	0.0
14,334 (2)	PDF Solutions, Inc.	242,101	0.0
16,097 (2)	Perficient, Inc.	741,589	0.1
70,110	Perspecta, Inc.	1,853,708	0.2
31,822 (2)	Photronics, Inc.	501,515	0.1
4,826 (2)	Ping Identity Holding Corp.	117,272	0.0
16,324 (1)	Plantronics, Inc.	446,298	0.1
14,249 (2)	Plexus Corp.	1,096,318	0.1
13,884	Power Integrations, Inc.	1,373,266	0.1
21,857	Progress Software Corp.	908,158	0.1
16,189 (2)	PROS Holdings, Inc.	970,045	0.1
21,647 (1),(2)	Q2 Holdings, Inc.	1,755,139	0.2
5,939	QAD, Inc.	302,473	0.0
16,932 (1),(2)	Qualys, Inc.	1,411,621	0.1
53,798 (2)	Rambus, Inc.	741,067	0.1
24,187 (2)	Rapid7, Inc.	1,354,956	0.1
34,038 (2)	Ribbon Communications, Inc.	105,518	0.0
12,334 (2)	Rimini Street, Inc.	47,856	0.0
9,160 (2)	Rogers Corp.	1,142,527	0.1
10,935 (2)	Rosetta Stone, Inc.	198,361	0.0
42,533 (1),(2)	SailPoint Technologies Holding, Inc.	1,003,779	0.1
33,129 (2)	Sanmina Corp.	1,134,337	0.1
12,708 (2)	Scansource, Inc.	469,561	0.1
28,921 (1)	Science Applications International Corp.	2,516,705	0.2
4,439 (2)	SecureWorks Corp.	73,954	0.0
32,486 (2)	Semtech Corp.	1,718,509	0.2
5,916 (1),(2)	SharpSpring, Inc.	67,857	0.0
4,683 (2)	ShotSpotter, Inc.	119,417	0.0
21,262 (2)	Silicon Laboratories, Inc.	2,465,967	0.2
6,698 (2)	SMART Global Holdings, Inc.	254,122	0.0
17,083 (2)	SPS Commerce, Inc.	946,740	0.1
9,877 (2)	Startek, Inc.	78,818	0.0
25,302 (1),(2)	Stratasys Ltd.	511,733	0.1
31,447 (1),(2)	SunPower Corp.	245,287	0.0
42,179 (2)	SVMK, Inc.	753,739	0.1
18,906 (2)	SYKES Enterprises, Inc.	699,333	0.1
16,727 (2)	Synaptics, Inc.	1,100,135	0.1
20,851 (1),(2)	Synchronoss Technologies, Inc.	99,042	0.0
17,514 (2)	Tech Data Corp.	2,515,010	0.2
22,307 (2)	Telaria, Inc.	196,525	0.0
19,647 (2)	TeleNav, Inc.	95,484	0.0
18,284 (2)	Tenable Holdings, Inc.	438,085	0.1
58,939	TiVo Corp.	499,803	0.1
7,610	TTEC Holdings, Inc.	301,508	0.0
48,339 (1),(2)	TTM Technologies, Inc.	727,502	0.1
4,794 (1),(2)	Tucows, Inc.	296,173	0.0
19,324 (2)	Ultra Clean Holdings, Inc.	453,534	0.1
25,531 (2)	Unisys Corp.	302,798	0.0
11,144 (2)	Upland Software, Inc.	397,952	0.0
14,685 (1),(2)	Varonis Systems, Inc.	1,141,171	0.1
23,647 (2)	Veeco Instruments, Inc.	347,256	0.0
32,449 (1),(2)	Verint Systems, Inc.	1,796,377	0.2
57,517 (1),(2)	Verra Mobility Corp.	804,663	0.1
115,230 (2)	Viavi Solutions, Inc.	1,728,450	0.2
32,205 (1),(2)	VirnetX Holding Corp.	122,379	0.0
14,338 (2)	Virtusa Corp.	649,942	0.1
65,672 (1)	Vishay Intertechnology, Inc.	1,398,157	0.1
5,613 (2)	Vishay Precision Group, Inc.	190,842	0.0
17,966 (1),(2)	Workiva, Inc.	755,470	0.1
24,042 (1)	Xperi Corp.	444,777	0.1
45,333 (1),(2)	Yext, Inc.	653,702	0.1
28,242 (1),(2)	Zix Corp.	191,481	0.0
42,373 (1),(2)	Zuora, Inc.	607,205	0.1
		141,105,365	13.4

	Materials: 3.8%
8,591 (1)	Advanced Emissions Solutions, Inc.	90,205	0.0
13,424 (2)	AdvanSix, Inc.	267,943	0.0
155,527 (1),(2)	AK Steel Holding Corp.	511,684	0.1
62,660 (1),(2)	Allegheny Technologies, Inc.	1,294,556	0.1
14,559	American Vanguard Corp.	283,464	0.0
27,730 (1),(2)	Amyris, Inc.	85,686	0.0
15,906	Balchem Corp.	1,616,527	0.2
18,954	Boise Cascade Co.	692,390	0.1
23,211	Carpenter Technology Corp.	1,155,443	0.1
25,891 (2)	Century Aluminum Co.	194,571	0.0
3,572	Chase Corp.	423,210	0.1
7,861 (2)	Clearwater Paper Corp.	167,911	0.0
133,073 (1)	Cleveland-Cliffs, Inc.	1,117,813	0.1
115,945 (2)	Coeur Mining, Inc.	936,836	0.1
58,697	Commercial Metals Co.	1,307,182	0.1
16,726 (1)	Compass Minerals International, Inc.	1,019,617	0.1
40,055 (2)	Ferro Corp.	594,016	0.1
30,512 (2),(3),(4)	Ferroglobe PLC	–	–
28,129 (2)	Flotek Industries, Inc.	56,258	0.0
9,315 (2)	Forterra, Inc.	107,681	0.0
12,720	FutureFuel Corp.	157,601	0.0
26,679 (2)	GCP Applied Technologies, Inc.	605,880	0.1
31,499	Gold Resource Corp.	174,504	0.0
12,356	Greif, Inc. - Class A	546,135	0.1
3,692	Greif, Inc. - Class B	191,135	0.0
4,825	Hawkins, Inc.	221,033	0.0
6,530	Haynes International, Inc.	233,643	0.0
25,079 (1)	HB Fuller Co.	1,293,324	0.1
236,718	Hecla Mining Co.	802,474	0.1
20,770 (2)	Ingevity Corp.	1,814,883	0.2
9,914	Innophos Holdings, Inc.	317,050	0.0
11,965	Innospec, Inc.	1,237,660	0.1
46,946 (2)	Intrepid Potash, Inc.	127,224	0.0
7,892	Kaiser Aluminum Corp.	875,144	0.1
9,512 (2)	Koppers Holdings, Inc.	363,549	0.0
15,585 (2)	Kraton Corp.	394,612	0.0
11,614 (1)	Kronos Worldwide, Inc.	155,628	0.0
72,207 (1),(2)	Livent Corp.	617,370	0.1
58,942	Louisiana-Pacific Corp.	1,748,809	0.2
11,577 (2)	LSB Industries, Inc.	48,623	0.0

See Accompanying Notes to Financial Statements

97

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
35,992 (2)	Marrone Bio Innovations, Inc.	36,352	0.0
10,019	Materion Corp.	595,629	0.1
17,229	Minerals Technologies, Inc.	992,907	0.1
18,290	Myers Industries, Inc.	305,077	0.0
8,127	Neenah, Inc.	572,385	0.1
113,678 (2)	Novagold Resources, Inc.	1,018,555	0.1
4,886	Olympic Steel, Inc.	87,557	0.0
21,625 (2)	Omnova Solutions, Inc.	218,629	0.0
29,435	Orion Engineered Carbons SA	568,095	0.1
21,590	PH Glatfelter Co.	395,097	0.0
37,603	PolyOne Corp.	1,383,414	0.1
19,777 (2)	PQ Group Holdings, Inc.	339,769	0.0
6,422 (1)	Quaker Chemical Corp.	1,056,547	0.1
25,836	Rayonier Advanced Materials, Inc.	99,210	0.0
8,641 (2)	Ryerson Holding Corp.	102,223	0.0
13,473 (1)	Schnitzer Steel Industries, Inc.	292,095	0.0
15,161	Schweitzer-Mauduit International, Inc.	636,610	0.1
20,842 (1)	Sensient Technologies Corp.	1,377,448	0.1
9,963	Stepan Co.	1,020,610	0.1
56,143 (2)	Summit Materials, Inc.	1,341,818	0.1
36,751	SunCoke Energy, Inc.	228,959	0.0
21,089 (2)	TimkenSteel Corp.	165,759	0.0
11,010 (2)	Trecora Resources	78,721	0.0
12,738	Tredegar Corp.	284,694	0.0
19,371	Trinseo SA	720,795	0.1
44,924 (1)	Tronox Holdings PLC	513,032	0.1
3,064 (2)	UFP Technologies, Inc.	152,005	0.0
922	United States Lime & Minerals, Inc.	83,257	0.0
7,907 (2)	US Concrete, Inc.	329,406	0.0
14,986	Valhi, Inc.	28,024	0.0
16,729 (2)	Verso Corp.	301,624	0.0
25,875	Warrior Met Coal, Inc.	546,739	0.1
19,149	Worthington Industries, Inc.	807,705	0.1
		40,530,021	3.8

	Real Estate: 7.6%
40,049 (1)	Acadia Realty Trust	1,038,471	0.1
20,085	Agree Realty Corp.	1,409,364	0.1
33,142	Alexander & Baldwin, Inc.	694,656	0.1
1,172	Alexander's, Inc.	387,170	0.0
3,419 (1),(2)	Altisource Portfolio Solutions SA	66,089	0.0
23,236	American Assets Trust, Inc.	1,066,532	0.1
51,136	American Finance Trust, Inc.	678,063	0.1
26,684	Armada Hoffler Properties, Inc.	489,651	0.1
50,652	Ashford Hospitality Trust, Inc.	141,319	0.0
13,709 (1)	Bluerock Residential Growth REIT, Inc.	165,193	0.0
16,852	Braemar Hotels & Resorts, Inc.	150,488	0.0
5,596	BRT Apartments Corp.	94,964	0.0
45,825	CareTrust REIT, Inc.	945,370	0.1
26,167	CatchMark Timber Trust, Inc.	300,135	0.0
91,042	CBL & Associates Properties, Inc.	95,594	0.0
48,606	Cedar Realty Trust, Inc.	143,388	0.0
23,615	Chatham Lodging Trust	433,099	0.0
22,865	City Office REIT, Inc.	309,135	0.0
8,785	Clipper Realty, Inc.	93,121	0.0
9,880	Community Healthcare Trust, Inc.	423,457	0.0
2,760	Consolidated-Tomoka Land Co.	166,483	0.0
57,588	CoreCivic, Inc.	1,000,879	0.1
7,102	CorEnergy Infrastructure Trust, Inc.	317,530	0.0
20,922	CorePoint Lodging, Inc.	223,447	0.0
51,341 (2)	Cushman & Wakefield PLC	1,049,410	0.1
97,327	DiamondRock Hospitality Co.	1,078,383	0.1
37,337 (1)	Easterly Government Properties, Inc.	886,007	0.1
18,711	EastGroup Properties, Inc.	2,482,388	0.2
37,529	Essential Properties Realty Trust, Inc.	931,094	0.1
9,142 (1),(2)	eXp World Holdings, Inc.	103,579	0.0
17,016 (1)	Farmland Partners, Inc.	115,368	0.0
63,641	First Industrial Realty Trust, Inc.	2,641,738	0.3
6,800 (2)	Forestar Group, Inc.	141,780	0.0
33,466	Four Corners Property Trust, Inc.	943,407	0.1
53,563 (1)	Franklin Street Properties Corp.	458,499	0.1
25,056	Front Yard Residential Corp.	309,191	0.0
3,924 (2)	FRP Holdings, Inc.	195,454	0.0
57,589	Geo Group, Inc./The	956,553	0.1
17,658	Getty Realty Corp.	580,418	0.1
16,623	Gladstone Commercial Corp.	363,379	0.0
6,907	Gladstone Land Corp.	89,584	0.0
14,960	Global Medical REIT, Inc.	197,921	0.0
39,998	Global Net Lease, Inc.	811,159	0.1
30,529 (1)	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	982,423	0.1
63,697	Healthcare Realty Trust, Inc.	2,125,569	0.2
18,441 (1)	Hersha Hospitality Trust	268,317	0.0
45,110	Independence Realty Trust, Inc.	635,149	0.1
31,927	Industrial Logistics Properties Trust	715,803	0.1
5,445 (1)	Innovative Industrial Properties, Inc.	413,112	0.0
6,022	Investors Real Estate Trust	436,595	0.1
30,897	iStar, Inc.	448,315	0.1
12,141 (1)	Jernigan Capital, Inc.	232,379	0.0
59,331	Kennedy-Wilson Holdings, Inc.	1,323,081	0.1
39,963 (1)	Kite Realty Group Trust	780,477	0.1
112,535	Lexington Realty Trust	1,195,122	0.1
19,249 (1)	LTC Properties, Inc.	861,778	0.1

See Accompanying Notes to Financial Statements

98

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
42,393	Mack-Cali Realty Corp.	980,550	0.1
11,223 (1),(2)	Marcus & Millichap, Inc.	418,057	0.0
43,743	Monmouth Real Estate Investment Corp.	633,399	0.1
20,724	National Health Investors, Inc.	1,688,592	0.2
28,246	National Storage Affiliates Trust	949,631	0.1
41,695	New Senior Investment Group, Inc.	318,967	0.0
70,783	Newmark Group, Inc.	952,385	0.1
9,909	NexPoint Residential Trust, Inc.	445,905	0.1
22,924 (1)	Office Properties Income Trust	736,777	0.1
9,785	One Liberty Properties, Inc.	266,054	0.0
64,246 (1)	Pebblebrook Hotel Trust	1,722,435	0.2
35,435 (1)	Pennsylvania Real Estate Investment Trust	188,869	0.0
92,321	Physicians Realty Trust	1,748,560	0.2
60,599	Piedmont Office Realty Trust, Inc.	1,347,722	0.1
32,591	PotlatchDeltic Corp.	1,410,213	0.1
22,361 (1)	Preferred Apartment Communities, Inc.	297,849	0.0
10,003	PS Business Parks, Inc.	1,649,195	0.2
26,916	QTS Realty Trust, Inc.	1,460,731	0.1
5,586 (2)	Rafael Holdings, Inc.	99,654	0.0
9,144 (1)	RE/MAX Holdings, Inc.	351,953	0.0
56,198 (1)	Realogy Holdings Corp.	543,997	0.1
43,556 (1),(2)	Redfin Corp.	920,774	0.1
54,674	Retail Opportunity Investments Corp.	965,543	0.1
6,556	Retail Value, Inc.	241,261	0.0
55,195	Rexford Industrial Realty, Inc.	2,520,756	0.2
83,366	RLJ Lodging Trust	1,477,246	0.1
7,637	RMR Group, Inc.	348,553	0.0
38,973	RPT Realty	586,154	0.1
22,998	Ryman Hospitality Properties	1,993,007	0.2
94,080	Sabra Healthcare REIT, Inc.	2,007,667	0.2
5,550	Safehold, Inc.	223,665	0.0
6,297	Saul Centers, Inc.	332,356	0.0
115,036	Senior Housing Properties Trust	970,904	0.1
16,358 (1)	Seritage Growth Properties	655,629	0.1
17,930 (1),(2)	St. Joe Co.	355,552	0.0
64,350	STAG Industrial, Inc.	2,031,529	0.2
3,267 (2)	Stratus Properties, Inc.	101,212	0.0
51,444 (1)	Summit Hotel Properties, Inc.	634,819	0.1
109,807	Sunstone Hotel Investors, Inc.	1,528,513	0.2
44,543 (1)	Tanger Factory Outlet Centers, Inc.	656,118	0.1
11,903 (2)	Tejon Ranch Co.	190,210	0.0
32,435	Terreno Realty Corp.	1,756,031	0.2
18,693 (1)	UMH Properties, Inc.	294,041	0.0
91,379 (1)	Uniti Group, Inc.	750,222	0.1
6,403	Universal Health Realty Income Trust	751,456	0.1
55,883	Urban Edge Properties	1,071,836	0.1
16,859	Urstadt Biddle Properties, Inc.	418,778	0.0
91,661 (1)	Washington Prime Group, Inc.	333,646	0.0
38,563	Washington Real Estate Investment Trust	1,125,268	0.1
21,649	Whitestone REIT	294,859	0.0
54,803 (1)	Xenia Hotels & Resorts, Inc.	1,184,293	0.1
		80,520,423	7.6

	Utilities: 3.6%
25,851	ALLETE, Inc.	2,098,326	0.2
18,393 (1)	American States Water Co.	1,593,570	0.2
7,177 (2)	AquaVenture Holdings Ltd.	194,640	0.0
4,638	Artesian Resources Corp.	172,580	0.0
62,549 (2)	Atlantic Power Corp.	145,739	0.0
32,166	Avista Corp.	1,546,863	0.2
30,561	Black Hills Corp.	2,400,261	0.2
10,248 (1),(2)	Cadiz, Inc.	112,933	0.0
23,469	California Water Service Group	1,210,062	0.1
7,873	Chesapeake Utilities Corp.	754,470	0.1
23,120	Clearway Energy, Inc.-Class A	442,054	0.0
30,644 (1)	Clearway Energy, Inc.-Class C	611,348	0.1
5,666	Consolidated Water Co., Ltd.	92,356	0.0
20,271	El Paso Electric Co.	1,376,198	0.1
8,550 (1)	Genie Energy Ltd.	66,091	0.0
5,476	Global Water Resources, Inc.	72,009	0.0
16,980	MGE Energy, Inc.	1,338,364	0.1
8,127	Middlesex Water Co.	516,633	0.1
44,199	New Jersey Resources Corp.	1,969,949	0.2
14,439 (1)	Northwest Natural Holding Co.	1,064,587	0.1
25,306	NorthWestern Corp.	1,813,681	0.2
26,027	ONE Gas, Inc.	2,435,346	0.2
19,967	Ormat Technologies, Inc.	1,487,941	0.1
19,125	Otter Tail Corp.	980,921	0.1
43,699	Pattern Energy Group, Inc.	1,169,167	0.1
39,343	PNM Resources, Inc.	1,995,084	0.2
45,070	Portland General Electric Co.	2,514,455	0.2
9,895 (2)	Purecycle Corp.	124,578	0.0
4,100	RGC Resources, Inc.	117,178	0.0
12,480	SJW Group	886,829	0.1
44,708	South Jersey Industries, Inc.	1,474,470	0.1
26,981	Southwest Gas Holdings, Inc.	2,049,747	0.2
7,109	Spark Energy, Inc.	65,616	0.0
24,707	Spire, Inc.	2,058,340	0.2
6,960 (2)	Sunnova Energy International, Inc.	77,674	0.0
37,201	TerraForm Power, Inc.	572,523	0.1
8,005	Unitil Corp.	494,869	0.1
7,341	York Water Co.	338,494	0.0
		38,435,946	3.6

	Total Common Stock
	(Cost $745,470,475)	1,038,911,047	98.4

See Accompanying Notes to Financial Statements

99

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Communication Services: –%
46,399 (2),(3),(4)	Media General, Inc. - CVR	–	–

	Consumer, Non-cyclical: –%
390 (2),(3),(4)	GTX, Inc. - CVR	–	–

	Health Care: 0.0%
27,410 (2),(3),(4)	Alder Biopharmaceuticals, Inc. - CVR	24,121	0.0

	Materials: 0.0%
11,546 (2),(3),(4)	A Schulman, Inc. - CVR	23,092	0.0

	Total Rights
	(Cost $6,838)	47,213	0.0

	Total Long-Term Investments
	(Cost $745,477,313)	1,038,958,260	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 22.7%
	Commercial Paper: 1.7%
850,000 (5)	Albion Capital LLC, 1.900%, 01/21/2020	849,181	0.1
1,825,000 (5)	Banco Santander S.A., 1.950%, 02/05/2020	1,821,719	0.2
1,900,000 (5)	DBS Bank Ltd., 1.820%, 02/18/2020	1,895,375	0.2
625,000 (5)	DBS Bank Ltd., 1.860%, 02/28/2020	623,148	0.0
1,325,000 (5)	Flex Co. LLC, 1.910%, 01/31/2020	1,322,946	0.1
2,225,000 (5)	LMA Americas LLC, 1.810%, 01/23/2020	2,222,112	0.2
1,825,000 (5)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	1,821,237	0.2
1,250,000 (5)	Sheffield Receivables Company LLC, 1.950%, 02/27/2020	1,246,282	0.1
950,000 (5)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	946,280	0.1
1,838,000 (5)	Societe Generale, 1.970%, 01/09/2020	1,837,173	0.2
1,900,000 (5)	Starbird Funding Corp., 1.910%, 02/20/2020	1,895,020	0.2
1,475,000 (5)	United Overseas Bnk Group, 1.900%, 01/24/2020	1,473,411	0.1

	Total Commercial Paper
	(Cost $17,953,884)	17,953,884	1.7

	Floating Rate Notes: 4.2%
1,825,000 (5)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	1,825,528	0.2
1,900,000 (5)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	1,899,916	0.2
1,850,000 (5)	Bank of America Corp., 1.910%, 05/07/2020	1,850,000	0.2
1,750,000 (5)	Bedford Row Funding, 1.960%, 05/18/2020	1,750,295	0.2
625,000 (5)	BNP Paribas, 1.950%, 05/14/2020	625,047	0.0
1,100,000 (5)	Commonwealth Bank of Australia, 1.920%, 03/16/2020	1,100,015	0.1
1,700,000 (5)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,700,475	0.1
800,000 (5)	Crédit Industriel et Commercial, 1.890%, 02/14/2020	800,095	0.1
1,750,000 (5)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	1,750,293	0.2
1,775,000 (5)	Credit Suisse Group AG, 1.890%, 04/17/2020	1,775,795	0.2
2,050,000 (5)	DNB ASA, 1.930%, 02/14/2020	2,050,294	0.2
725,000 (5)	HSBC Bank PLC, 1.970%, 06/03/2020	724,998	0.1
425,000 (5)	Lloyds Bank PLC, 1.900%, 02/10/2020	425,073	0.0
600,000 (5)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 01/16/2020	600,071	0.0
775,000 (5)	Mitsubishi UFJ Financial Group, Inc., 1.930%, 02/18/2020	775,149	0.1
1,625,000 (5)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	1,625,309	0.1
775,000 (5)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 03/12/2020	775,197	0.1
1,000,000 (5)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	1,000,042	0.1
775,000 (5)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	775,036	0.1
700,000 (5)	Mizuho Financial Group Inc., 2.020%, 05/26/2020	700,060	0.1
1,925,000 (5)	National Bank Of Canada, 1.990%, 05/01/2020	1,925,248	0.2
650,000 (5)	Royal Bank Of Canada, 1.860%, 04/29/2020	650,040	0.0
1,925,000 (5)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	1,925,062	0.2
1,025,000 (5)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	1,025,123	0.1
700,000 (5)	Starbird Funding Corp., 2.070%, 04/24/2020	700,280	0.1
1,050,000 (5)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	1,049,987	0.1
1,850,000 (5)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	1,849,988	0.2
1,850,000 (5)	The Norinchukin Bank, 2.050%, 04/24/2020	1,850,665	0.2
275,000 (5)	The Sumitomo Mitsui Financial Group, 1.880%, 02/03/2020	275,010	0.0

See Accompanying Notes to Financial Statements

100

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes: (continued)
1,275,000 (5)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	1,274,902	0.1
1,000,000 (5)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	999,831	0.1
675,000 (5)	The Sumitomo Mitsui Financial Group, 1.990%, 01/31/2020	675,056	0.1
2,075,000 (5)	Toronto-Dominion Bank, 1.850%, 02/13/2020	2,075,059	0.2
1,200,000 (5)	Toronto-Dominion Bank, 2.000%, 04/30/2020	1,200,076	0.1
1,275,000 (5)	Westpac Banking Corp, 1.830%, 02/10/2020	1,275,101	0.1
625,000 (5)	Westpac Banking Corp, 1.970%, 06/03/2020	625,024	0.0

	Total Floating Rate Notes
	(Cost $43,905,140)	43,905,140	4.2

	Repurchase Agreements: 12.5%
51,822,602 (5)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $51,827,060, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $52,863,665, due 09/01/24-11/01/49)	51,822,602	4.9
11,343,134 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $11,344,128, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $11,571,026, due 01/15/20-11/15/48)	11,343,134	1.1
51,822,602 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $51,827,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $52,859,057, due 06/30/21-12/01/49)	51,822,602	4.9
16,967,548 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $16,969,175, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $17,307,365, due 04/15/21-02/15/47)	16,967,548	1.6

	Total Repurchase Agreements
	(Cost $131,955,886)	131,955,886	12.5

	Certificates of Deposit: 0.7%
625,000 (5)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	625,199	0.0
1,000,000 (5)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	999,919	0.1
975,000 (5)	Landesbank Baden-Wurttemberg, 1.830%, 01/14/2020	975,039	0.1
1,900,000 (5)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	1,900,067	0.2
1,900,000 (5)	The Norinchukin Bank, 1.900%, 03/05/2020	1,900,160	0.2
1,250,000 (5)	Toronto-Dominion Bank, 1.850%, 03/18/2020	1,250,189	0.1

	Total Certificates of Deposit
	(Cost $7,650,573)	7,650,573	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds(5): 3.6%
2,720,000 (5)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.520%	2,720,000	0.3
22,922,000(5),(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	22,922,000	2.2
7,860,000(5),(6)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	7,860,000	0.7

See Accompanying Notes to Financial Statements

101

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(5): (continued)
4,772,000(5),(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	4,772,000	0.4
	Total Mutual Funds
	(Cost $38,274,000)	38,274,000	3.6

	Total Short-Term Investments
	(Cost $239,739,483)	239,739,483	22.7

	Total Investments in Securities (Cost $985,216,796)	$1,278,697,743	121.1
	Liabilities in Excess of Other Assets	(222,826,334)	(21.1)
	Net Assets	$1,055,871,409	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2019, the Portfolio held restricted securities with a fair value of $47,213 or 0.0% of net assets. Please refer to the table below for additional details.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

102

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 27.3%
	Basic Materials: 0.7%
500,000	Airgas, Inc., 2.900%, 11/15/2022	$509,680	0.0
800,000	Barrick Australian Finance Pty Ltd., 5.950%, 10/15/2039	1,014,109	0.0
800,000	Cabot Corp., 3.700%, 07/15/2022	823,458	0.0
500,000 (1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	529,345	0.0
500,000	Dow Chemical Co/The, 4.250%, 10/01/2034	547,934	0.0
1,000,000	DuPont de Nemours, Inc., 5.419%, 11/15/2048	1,236,205	0.1
68,000	Eastman Chemical Co., 4.500%, 01/15/2021	69,246	0.0
400,000	Eastman Chemical Co., 4.650%, 10/15/2044	430,032	0.0
900,000 (2)	International Paper Co., 3.000%, 02/15/2027	927,880	0.0
400,000	International Paper Co., 3.650%, 06/15/2024	419,972	0.0
750,000	International Paper Co., 3.800%, 01/15/2026	800,298	0.0
1,000,000	International Paper Co., 4.350%, 08/15/2048	1,063,283	0.1
500,000	LYB International Finance BV, 4.000%, 07/15/2023	528,857	0.0
1,000,000 (2)	Mosaic Co/The, 4.250%, 11/15/2023	1,066,689	0.1
250,000	Mosaic Co/The, 5.450%, 11/15/2033	283,691	0.0
250,000	Newmont Corp., 3.625%, 06/09/2021	254,820	0.0
1,000,000	Nutrien Ltd., 3.150%, 10/01/2022	1,021,580	0.1
1,000,000	Praxair, Inc., 2.200%, 08/15/2022	1,009,215	0.0
500,000	Rio Tinto Finance USA Ltd., 3.750%, 06/15/2025	537,417	0.0
750,000	Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	1,005,203	0.0
1,000,000	Sherwin-Williams Co/The, 3.450%, 06/01/2027	1,060,032	0.1
2,000,000	Southern Copper Corp., 5.375%, 04/16/2020	2,017,441	0.1
250,000	Southern Copper Corp., 5.875%, 04/23/2045	313,414	0.0
350,000	Southern Copper Corp., 6.750%, 04/16/2040	467,524	0.0
1,955,000	Vale Overseas Ltd., 6.875%, 11/21/2036	2,548,215	0.1
		20,485,540	0.7

	Communications: 2.6%
1,000,000	Alibaba Group Holding Ltd., 2.800%, 06/06/2023	1,013,816	0.0
1,000,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027	1,041,538	0.0
300,000 (2)	Amazon.com, Inc., 2.500%, 11/29/2022	305,980	0.0
1,000,000	Amazon.com, Inc., 2.800%, 08/22/2024	1,035,152	0.0
1,000,000	Amazon.com, Inc., 3.150%, 08/22/2027	1,058,224	0.0
1,000,000	Amazon.com, Inc., 3.800%, 12/05/2024	1,078,893	0.0
1,000,000	Amazon.com, Inc., 4.800%, 12/05/2034	1,260,198	0.1
1,200,000	America Movil SAB de CV, 5.000%, 03/30/2020	1,207,491	0.1
500,000	AT&T, Inc., 3.200%, 03/01/2022	512,111	0.0
1,000,000	AT&T, Inc., 3.400%, 05/15/2025	1,048,214	0.0
500,000	AT&T, Inc., 3.550%, 06/01/2024	525,909	0.0
1,014,000	AT&T, Inc., 4.100%, 02/15/2028	1,102,948	0.0
1,000,000 (2)	AT&T, Inc., 4.250%, 03/01/2027	1,098,063	0.0
1,000,000	AT&T, Inc., 4.500%, 05/15/2035	1,113,736	0.1
1,260,000	AT&T, Inc., 4.500%, 03/09/2048	1,392,417	0.1
500,000	AT&T, Inc., 4.650%, 06/01/2044	547,077	0.0
1,500,000	AT&T, Inc., 4.750%, 05/15/2046	1,695,425	0.1
2,500,000	AT&T, Inc., 4.900%, 08/15/2037	2,876,558	0.1
1,620,000	AT&T, Inc., 6.000%, 08/15/2040	2,073,423	0.1
300,000	ViacomCBS, Inc., 3.700%, 08/15/2024	317,557	0.0
250,000	ViacomCBS, Inc., 4.000%, 01/15/2026	268,106	0.0
1,000,000	ViacomCBS, Inc., 4.300%, 02/15/2021	1,020,295	0.0
500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	525,499	0.0
1,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	1,652,339	0.1
1,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.375%, 05/01/2047	1,680,909	0.1
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/2045	1,248,878	0.1
1,000,000	Cisco Systems, Inc., 2.200%, 02/28/2021	1,005,971	0.0
1,000,000	Cisco Systems, Inc., 2.900%, 03/04/2021	1,013,447	0.0
1,000,000	Cisco Systems, Inc., 3.625%, 03/04/2024	1,068,964	0.0

See Accompanying Notes to Financial Statements

103

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
1,500,000	Cisco Systems, Inc., 5.500%, 01/15/2040	2,047,276	0.1
750,000	Comcast Corp., 3.000%, 02/01/2024	777,445	0.0
500,000	Comcast Corp., 3.375%, 02/15/2025	527,557	0.0
1,250,000	Comcast Corp., 3.600%, 03/01/2024	1,325,282	0.1
724,000	Comcast Corp., 3.969%, 11/01/2047	797,493	0.0
750,000	Comcast Corp., 4.200%, 08/15/2034	855,564	0.0
750,000	Comcast Corp., 4.250%, 01/15/2033	868,046	0.0
1,000,000	Comcast Corp., 4.500%, 01/15/2043	1,174,600	0.1
1,000,000	Comcast Corp., 4.600%, 08/15/2045	1,202,003	0.1
1,500,000	Comcast Corp., 4.700%, 10/15/2048	1,848,921	0.1
335,000	Comcast Corp., 6.500%, 11/15/2035	474,568	0.0
1,500,000	Deutsche Telekom International Finance BV, 8.750%, 06/15/2030	2,202,941	0.1
750,000	Discovery Communications LLC, 3.250%, 04/01/2023	771,764	0.0
500,000	Discovery Communications LLC, 3.500%, 06/15/2022	514,045	0.0
250,000	Discovery Communications LLC, 3.900%, 11/15/2024	265,586	0.0
800,000	Discovery Communications LLC, 4.375%, 06/15/2021	826,229	0.0
300,000 (2)	eBay, Inc., 2.875%, 08/01/2021	303,605	0.0
500,000	Juniper Networks, Inc., 4.500%, 03/15/2024	541,083	0.0
100,000	Motorola Solutions, Inc., 4.000%, 09/01/2024	106,091	0.0
500,000	NBCUniversal Media LLC, 2.875%, 01/15/2023	513,983	0.0
500,000	NBCUniversal Media, LLC, 4.450%, 01/15/2043	583,012	0.0
1,500,000	Omnicom Group, Inc. / Omnicom Capital, Inc., 3.625%, 05/01/2022	1,553,664	0.1
500,000	Orange SA, 5.500%, 02/06/2044	662,859	0.0
250,000	Rogers Communications, Inc., 5.000%, 03/15/2044	302,569	0.0
500,000	Telefonica Emisiones SAU, 4.103%, 03/08/2027	541,115	0.0
750,000	Telefonica Emisiones SAU, 4.665%, 03/06/2038	832,912	0.0
700,000	Telefonica Emisiones SAU, 5.134%, 04/27/2020	706,670	0.0
1,800,000	Telefonica Emisiones SAU, 5.462%, 02/16/2021	1,868,302	0.1
1,000,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	1,015,305	0.0
750,000	Time Warner Cable LLC, 4.125%, 02/15/2021	762,139	0.0
1,000,000	Time Warner Cable LLC, 4.500%, 09/15/2042	1,021,903	0.0
1,000,000	Verizon Communications, Inc., 2.625%, 08/15/2026	1,015,331	0.0
1,000,000	Verizon Communications, Inc., 4.125%, 03/16/2027	1,109,902	0.1
1,585,000	Verizon Communications, Inc., 4.329%, 09/21/2028	1,797,940	0.1
1,650,000	Verizon Communications, Inc., 4.400%, 11/01/2034	1,911,872	0.1
3,000,000	Verizon Communications, Inc., 4.750%, 11/01/2041	3,627,442	0.1
1,636,000	Verizon Communications, Inc., 4.862%, 08/21/2046	2,027,708	0.1
248,000	ViacomCBS, Inc., 3.875%, 04/01/2024	262,583	0.0
390,000	ViacomCBS, Inc., 4.375%, 03/15/2043	413,333	0.0
440,000	ViacomCBS, Inc., 5.850%, 09/01/2043	550,650	0.0
500,000 (2)	Vodafone Group PLC, 2.950%, 02/19/2023	512,155	0.0
1,500,000	Vodafone Group PLC, 3.750%, 01/16/2024	1,586,455	0.1
2,000,000	Vodafone Group PLC, 4.125%, 05/30/2025	2,171,987	0.1
1,000,000	Vodafone Group PLC, 6.150%, 02/27/2037	1,290,529	0.1
300,000	TWDC Enterprises 18 Corp., 2.350%, 12/01/2022	304,487	0.0
400,000 (2)	TWDC Enterprises 18 Corp., 3.000%, 02/13/2026	421,061	0.0
300,000	TWDC Enterprises 18 Corp., 4.125%, 06/01/2044	353,658	0.0
200,000	Walt Disney Co/The, 1.750%, 08/30/2024	198,248	0.0
250,000	Walt Disney Co/The, 4.750%, 09/15/2044	312,040	0.0
1,000,000	WPP Finance 2010, 3.625%, 09/07/2022	1,034,751	0.0
		80,485,802	2.6

	Consumer, Cyclical: 1.6%
213,625	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	220,209	0.0
871,860	American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 04/15/2030	890,894	0.0
219,063	American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/2030	231,432	0.0

See Accompanying Notes to Financial Statements

104

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
1,115,443	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	1,139,402	0.1
500,000	American Honda Finance Corp., 2.300%, 09/09/2026	499,244	0.0
750,000	AutoZone, Inc., 3.125%, 07/15/2023	771,927	0.0
1,000,000 (1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	1,001,983	0.0
702,532	Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 02/10/2024	762,868	0.0
300,000	Ford Motor Co., 4.750%, 01/15/2043	265,934	0.0
500,000	Ford Motor Co., 7.450%, 07/16/2031	593,587	0.0
500,000	Ford Motor Credit Co. LLC, 3.096%, 05/04/2023	499,628	0.0
500,000	Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	502,826	0.0
250,000	Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	253,462	0.0
1,000,000	Ford Motor Credit Co. LLC, 4.375%, 08/06/2023	1,039,823	0.1
500,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	515,081	0.0
1,300,000	Ford Motor Credit Co., LLC, 5.875%, 08/02/2021	1,361,008	0.1
750,000	General Motors Co., 6.600%, 04/01/2036	884,834	0.0
500,000	General Motors Financial Co., Inc., 3.150%, 06/30/2022	509,570	0.0
1,000,000	General Motors Financial Co., Inc., 3.250%, 01/05/2023	1,022,354	0.1
750,000	General Motors Financial Co., Inc., 3.700%, 05/09/2023	773,381	0.0
500,000	General Motors Financial Co., Inc., 3.850%, 01/05/2028	509,998	0.0
500,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	525,522	0.0
1,000,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	1,110,562	0.1
500,000	Home Depot, Inc./The, 2.800%, 09/14/2027	519,927	0.0
2,350,000	Home Depot, Inc./The, 5.875%, 12/16/2036	3,240,964	0.1
500,000 (2)	Kohl's Corp., 4.250%, 07/17/2025	531,364	0.0
500,000	Lear Corp., 4.250%, 05/15/2029	516,605	0.0
500,000	Lear Corp., 5.250%, 05/15/2049	518,522	0.0
1,000,000	Lowe's Cos, Inc., 3.100%, 05/03/2027	1,033,774	0.1
500,000	Lowe's Cos, Inc., 3.650%, 04/05/2029	534,480	0.0
600,000	Lowe's Cos, Inc., 4.250%, 09/15/2044	646,280	0.0
286,000	Macy's Retail Holdings, Inc., 2.875%, 02/15/2023	285,125	0.0
532,000 (2)	Macy's Retail Holdings, Inc., 3.625%, 06/01/2024	537,381	0.0
500,000	Marriott International, Inc./MD, 2.300%, 01/15/2022	502,328	0.0
500,000	Marriott International, Inc./MD, 3.125%, 02/15/2023	511,550	0.0
1,000,000	McDonald's Corp., 2.750%, 12/09/2020	1,006,988	0.0
500,000	McDonald's Corp., 3.700%, 01/30/2026	539,386	0.0
400,000	McDonald's Corp., 4.600%, 05/26/2045	461,878	0.0
500,000	McDonald's Corp., 4.700%, 12/09/2035	592,594	0.0
325,000	McDonalds Corp., 6.300%, 10/15/2037	441,047	0.0
1,250,000 (2)	Mohawk Industries, Inc., 3.850%, 02/01/2023	1,303,199	0.1
165,000	Newell Brands, Inc., 3.850%, 04/01/2023	171,466	0.0
193,000	Newell Brands, Inc., 5.375%, 04/01/2036	208,883	0.0
500,000	NIKE, Inc., 2.375%, 11/01/2026	508,239	0.0
500,000	NIKE, Inc., 3.375%, 11/01/2046	527,480	0.0
300,000	O'Reilly Automotive, Inc., 3.800%, 09/01/2022	312,055	0.0
1,000,000	PACCAR Financial Corp., 2.050%, 11/13/2020	1,001,748	0.0
1,750,000 (2)	Starbucks Corp., 3.100%, 03/01/2023	1,807,074	0.1
500,000	Starbucks Corp., 3.550%, 08/15/2029	542,101	0.0
400,000	Tapestry, Inc., 4.250%, 04/01/2025	423,337	0.0
750,000	Target Corp., 2.900%, 01/15/2022	767,322	0.0
1,000,000 (2)	Target Corp., 3.500%, 07/01/2024	1,071,631	0.1
500,000 (2)	TJX Cos, Inc./The, 2.500%, 05/15/2023	509,594	0.0
590,000	Toyota Motor Credit Corp., 2.250%, 10/18/2023	595,730	0.0
1,000,000	Toyota Motor Credit Corp., 2.700%, 01/11/2023	1,020,470	0.1
1,000,000	Toyota Motor Credit Corp., 3.050%, 01/11/2028	1,054,216	0.1
500,000	Toyota Motor Credit Corp., 3.200%, 01/11/2027	528,895	0.0

See Accompanying Notes to Financial Statements

105

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
415,383	United Airlines 2015-1 Class AA Pass Through Trust, 3.450%, 12/01/2027	435,177	0.0
223,618	United Airlines 2016-1 Class A Pass Through Trust, 3.450%, 01/07/2030	228,537	0.0
223,616	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	229,755	0.0
957,809	United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	987,709	0.0
250,000	Walgreens Boots Alliance, Inc., 3.300%, 11/18/2021	254,742	0.0
250,000	Walgreens Boots Alliance, Inc., 3.450%, 06/01/2026	254,307	0.0
250,000 (2)	Walgreens Boots Alliance, Inc., 3.800%, 11/18/2024	260,036	0.0
250,000	Walgreens Boots Alliance, Inc., 4.500%, 11/18/2034	260,723	0.0
250,000	Walgreens Boots Alliance, Inc., 4.650%, 06/01/2046	251,142	0.0
250,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/2044	253,092	0.0
500,000	Walmart, Inc., 5.250%, 09/01/2035	647,953	0.0
1,000,000	Walmart, Inc., 1.900%, 12/15/2020	1,001,523	0.0
1,000,000	Walmart, Inc., 3.300%, 04/22/2024	1,051,476	0.1
1,000,000	Walmart, Inc., 3.400%, 06/26/2023	1,051,391	0.1
1,000,000	Walmart, Inc., 3.550%, 06/26/2025	1,073,946	0.1
1,000,000	Walmart, Inc., 3.700%, 06/26/2028	1,102,719	0.1
300,000	Whirlpool Corp., 3.700%, 05/01/2025	316,904	0.0
200,000	Whirlpool Corp., 4.000%, 03/01/2024	211,873	0.0
		50,532,167	1.6

	Consumer, Non-cyclical: 4.4%
350,000	Abbott Laboratories, 3.400%, 11/30/2023	368,098	0.0
284,000	Abbott Laboratories, 3.750%, 11/30/2026	310,349	0.0
339,000	Abbott Laboratories, 4.750%, 11/30/2036	423,667	0.0
500,000	Abbott Laboratories, 4.750%, 04/15/2043	629,280	0.0
1,000,000	Abbott Laboratories, 4.900%, 11/30/2046	1,313,864	0.1
500,000	AbbVie, Inc., 2.300%, 05/14/2021	502,255	0.0
500,000	AbbVie, Inc., 2.500%, 05/14/2020	500,777	0.0
500,000 (2)	AbbVie, Inc., 2.850%, 05/14/2023	509,981	0.0
1,500,000	AbbVie, Inc., 3.200%, 05/14/2026	1,552,784	0.1
1,000,000 (1)	AbbVie, Inc., 3.200%, 11/21/2029	1,017,934	0.0
1,250,000	AbbVie, Inc., 3.600%, 05/14/2025	1,319,303	0.1
1,000,000 (1)	AbbVie, Inc., 4.050%, 11/21/2039	1,060,395	0.1
1,000,000 (1)	AbbVie, Inc., 4.250%, 11/21/2049	1,056,939	0.1
500,000	AbbVie, Inc., 4.300%, 05/14/2036	553,430	0.0
500,000	AbbVie, Inc., 4.450%, 05/14/2046	534,889	0.0
1,000,000	AbbVie, Inc., 4.500%, 05/14/2035	1,133,498	0.1
250,000	AbbVie, Inc., 4.700%, 05/14/2045	280,193	0.0
500,000	Allergan Finance LLC, 3.250%, 10/01/2022	510,954	0.0
1,000,000	Allergan Funding SCS, 3.000%, 03/12/2020	1,000,767	0.0
500,000	Allergan Funding SCS, 3.450%, 03/15/2022	511,430	0.0
750,000	Allergan Funding SCS, 3.800%, 03/15/2025	787,939	0.0
750,000	Allergan Funding SCS, 4.550%, 03/15/2035	819,391	0.0
500,000	Allergan, Inc./United States, 2.800%, 03/15/2023	503,938	0.0
500,000	Aetna, Inc., 2.750%, 11/15/2022	508,171	0.0
250,000	Aetna, Inc., 3.500%, 11/15/2024	261,661	0.0
300,000	Aetna, Inc., 4.500%, 05/15/2042	323,396	0.0
500,000	Altria Group, Inc., 2.850%, 08/09/2022	509,564	0.0
500,000	Altria Group, Inc., 2.950%, 05/02/2023	510,754	0.0
1,000,000	Altria Group, Inc., 4.000%, 01/31/2024	1,060,853	0.1
300,000	Altria Group, Inc., 4.250%, 08/09/2042	300,039	0.0
750,000	Altria Group, Inc., 4.800%, 02/14/2029	835,583	0.0
500,000	Altria Group, Inc., 5.800%, 02/14/2039	588,026	0.0
250,000	AmerisourceBergen Corp., 4.250%, 03/01/2045	257,384	0.0
500,000	Amgen, Inc., 2.250%, 08/19/2023	504,538	0.0
250,000	Amgen, Inc., 3.625%, 05/22/2024	264,224	0.0
1,500,000	Amgen, Inc., 4.400%, 05/01/2045	1,686,475	0.1
3,500,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	4,145,639	0.1
250,000	Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/2042	258,333	0.0
750,000	Anheuser-Busch InBev Worldwide, Inc., 8.200%, 01/15/2039	1,180,073	0.1
250,000	Anthem, Inc., 3.500%, 08/15/2024	262,057	0.0

See Accompanying Notes to Financial Statements

106

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,000,000	Anthem, Inc., 3.650%, 12/01/2027	1,058,614	0.1
750,000	Anthem, Inc., 4.101%, 03/01/2028	814,627	0.0
250,000	Anthem, Inc., 4.650%, 08/15/2044	283,013	0.0
100,000	AstraZeneca PLC, 3.500%, 08/17/2023	104,644	0.0
1,000,000	AstraZeneca PLC, 4.000%, 01/17/2029	1,110,449	0.1
1,000,000 (2)	AstraZeneca PLC, 4.375%, 08/17/2048	1,166,142	0.1
1,400,000	AstraZeneca PLC, 6.450%, 09/15/2037	1,978,760	0.1
500,000	Automatic Data Processing, Inc., 3.375%, 09/15/2025	532,960	0.0
1,000,000	BAT Capital Corp., 3.222%, 08/15/2024	1,022,655	0.0
224,000	Baxalta, Inc., 4.000%, 06/23/2025	241,315	0.0
1,870,000	Becton Dickinson & Co., 3.125%, 11/08/2021	1,905,335	0.1
750,000	Biogen, Inc., 4.050%, 09/15/2025	815,648	0.0
400,000	Boston Scientific Corp., 3.375%, 05/15/2022	413,013	0.0
500,000	Bristol-Myers Squibb Co., 3.250%, 08/01/2042	499,255	0.0
250,000 (1)	Bristol-Myers Squibb Co., 3.625%, 05/15/2024	264,164	0.0
500,000 (1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	540,902	0.0
1,000,000 (1)	Bristol-Myers Squibb Co., 3.900%, 02/20/2028	1,102,078	0.1
1,000,000 (1)	Bristol-Myers Squibb Co., 4.000%, 08/15/2023	1,065,390	0.1
500,000 (1)	Bristol-Myers Squibb Co., 4.625%, 05/15/2044	605,844	0.0
500,000 (1)	Bristol-Myers Squibb Co., 5.000%, 08/15/2045	641,051	0.0
1,000,000	Bunge Ltd. Finance Corp., 4.350%, 03/15/2024	1,050,380	0.1
500,000 (2)	Cardinal Health, Inc., 3.200%, 03/15/2023	513,438	0.0
500,000	Cardinal Health, Inc., 4.900%, 09/15/2045	521,223	0.0
750,000 (1)	Cigna Corp., 3.250%, 04/15/2025	778,010	0.0
500,000 (1)	Cigna Corp., 3.400%, 03/01/2027	519,881	0.0
250,000 (1)	Cigna Corp., 3.500%, 06/15/2024	261,172	0.0
1,000,000	Cigna Corp., 4.800%, 08/15/2038	1,167,327	0.1
500,000 (1)	Cigna Corp., 4.800%, 07/15/2046	580,956	0.0
500,000	Cigna Corp., 4.900%, 12/15/2048	597,856	0.0
750,000	Clorox Co/The, 3.050%, 09/15/2022	767,918	0.0
1,000,000	Coca-Cola Co., 3.200%, 11/01/2023	1,048,658	0.0
1,000,000	Coca-Cola Co/The, 2.900%, 05/25/2027	1,045,269	0.0
750,000 (2)	Colgate-Palmolive Co., 2.250%, 11/15/2022	760,461	0.0
426,000	Conagra Brands, Inc., 3.200%, 01/25/2023	439,080	0.0
1,000,000 (2)	Constellation Brands, Inc., 3.200%, 02/15/2023	1,027,411	0.0
1,000,000	Constellation Brands, Inc., 3.600%, 02/15/2028	1,057,735	0.1
1,000,000	Constellation Brands, Inc., 4.400%, 11/15/2025	1,092,400	0.1
500,000	Covidien International Finance SA, 3.200%, 06/15/2022	513,606	0.0
750,000	CVS Health Corp., 2.750%, 12/01/2022	762,217	0.0
500,000	CVS Health Corp., 2.800%, 07/20/2020	501,464	0.0
250,000	CVS Health Corp., 3.375%, 08/12/2024	260,187	0.0
1,000,000	CVS Health Corp., 3.700%, 03/09/2023	1,041,634	0.0
443,000	CVS Health Corp., 3.875%, 07/20/2025	471,743	0.0
250,000	CVS Health Corp., 4.000%, 12/05/2023	264,547	0.0
1,000,000 (2)	CVS Health Corp., 4.300%, 03/25/2028	1,092,125	0.1
1,000,000	CVS Health Corp., 4.780%, 03/25/2038	1,135,272	0.1
2,000,000	CVS Health Corp., 5.050%, 03/25/2048	2,366,727	0.1
1,000,000	CVS Health Corp., 5.125%, 07/20/2045	1,184,838	0.1
200,000	CVS Health Corp., 5.300%, 12/05/2043	238,585	0.0
750,000	Diageo Capital PLC, 2.625%, 04/29/2023	765,976	0.0
1,000,000	Diageo Capital PLC, 3.500%, 09/18/2023	1,053,402	0.1
1,000,000	Diageo Capital PLC, 3.875%, 05/18/2028	1,096,192	0.1
500,000	Diageo Investment Corp., 2.875%, 05/11/2022	510,033	0.0
750,000	Keurig Dr Pepper, Inc., 2.000%, 01/15/2020	749,966	0.0
250,000	Keurig Dr Pepper, Inc., 3.400%, 11/15/2025	261,069	0.0
350,000	Keurig Dr Pepper, Inc., 4.500%, 11/15/2045	387,385	0.0
591,000	Ecolab, Inc., 4.350%, 12/08/2021	618,885	0.0
500,000 (1)	ERAC USA Finance LLC, 3.850%, 11/15/2024	529,255	0.0
300,000	Estee Lauder Cos, Inc./The, 3.700%, 08/15/2042	315,068	0.0
350,000	Flowers Foods, Inc., 4.375%, 04/01/2022	364,612	0.0
750,000	General Mills, Inc., 4.150%, 02/15/2043	806,489	0.0
500,000	Gilead Sciences, Inc., 2.500%, 09/01/2023	507,568	0.0
750,000	Gilead Sciences, Inc., 3.500%, 02/01/2025	795,898	0.0
260,000	Gilead Sciences, Inc., 3.650%, 03/01/2026	279,801	0.0
150,000	Gilead Sciences, Inc., 3.700%, 04/01/2024	159,056	0.0

See Accompanying Notes to Financial Statements

107

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
250,000 (2)	Gilead Sciences, Inc., 4.150%, 03/01/2047	278,082	0.0
200,000	Gilead Sciences, Inc., 4.500%, 02/01/2045	232,251	0.0
750,000	Gilead Sciences, Inc., 4.750%, 03/01/2046	900,629	0.0
350,000	Gilead Sciences, Inc., 4.800%, 04/01/2044	420,054	0.0
500,000	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	717,208	0.0
750,000	Hershey Co/The, 2.300%, 08/15/2026	757,394	0.0
1,750,000	Humana, Inc., 3.850%, 10/01/2024	1,860,000	0.1
500,000	Humana, Inc., 4.950%, 10/01/2044	589,908	0.0
1,000,000	Johnson & Johnson, 2.450%, 03/01/2026	1,016,352	0.0
1,000,000	Johnson & Johnson, 2.900%, 01/15/2028	1,044,989	0.0
500,000	Johnson & Johnson, 2.950%, 03/03/2027	524,830	0.0
1,000,000	Johnson & Johnson, 3.625%, 03/03/2037	1,103,501	0.1
500,000	Johnson & Johnson, 3.700%, 03/01/2046	564,245	0.0
500,000	Johnson & Johnson, 3.750%, 03/03/2047	570,590	0.0
500,000	Kellogg Co., 3.250%, 04/01/2026	519,916	0.0
90,000	Kellogg Co., 4.000%, 12/15/2020	91,667	0.0
750,000	Kraft Heinz Foods Co., 3.000%, 06/01/2026	750,027	0.0
750,000	Kraft Heinz Foods Co., 3.950%, 07/15/2025	793,978	0.0
250,000	Kraft Heinz Foods Co., 4.375%, 06/01/2046	246,164	0.0
500,000	Kraft Heinz Foods Co., 5.000%, 07/15/2035	555,269	0.0
500,000	Kraft Heinz Foods Co., 5.200%, 07/15/2045	542,365	0.0
1,000,000 (2)	Kroger Co., 2.650%, 10/15/2026	1,006,520	0.0
1,000,000	Kroger Co/The, 3.850%, 08/01/2023	1,057,666	0.1
250,000	Kroger Co/The, 4.450%, 02/01/2047	265,641	0.0
879,000	Kroger Co/The, 7.500%, 04/01/2031	1,216,811	0.1
250,000	Laboratory Corp. of America Holdings, 3.200%, 02/01/2022	255,685	0.0
250,000	Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	281,123	0.0
350,000	Mead Johnson Nutrition Co., 3.000%, 11/15/2020	353,130	0.0
250,000	Mead Johnson Nutrition Co., 4.600%, 06/01/2044	299,066	0.0
445,000	Medtronic, Inc., 3.500%, 03/15/2025	476,857	0.0
716,000	Medtronic, Inc., 4.375%, 03/15/2035	847,808	0.0
72,000	Medtronic, Inc., 4.625%, 03/15/2045	90,538	0.0
250,000	Merck & Co., Inc., 1.850%, 02/10/2020	249,942	0.0
1,000,000 (2)	Merck & Co., Inc., 2.750%, 02/10/2025	1,035,566	0.0
250,000	Merck & Co., Inc., 3.700%, 02/10/2045	276,164	0.0
1,000,000	Merck & Co., Inc., 3.900%, 03/07/2039	1,143,000	0.1
1,000,000	Merck & Co., Inc., 4.150%, 05/18/2043	1,191,945	0.1
1,000,000	Merck & Co., Inc., 4.000%, 03/07/2049	1,170,726	0.1
500,000	Molson Coors Brewing Co., 5.000%, 05/01/2042	546,327	0.0
200,000	Mylan, Inc., 4.200%, 11/29/2023	211,764	0.0
500,000	Novartis Capital Corp., 2.400%, 05/17/2022	507,071	0.0
500,000 (2)	Novartis Capital Corp., 3.100%, 05/17/2027	529,298	0.0
500,000	Novartis Capital Corp., 3.400%, 05/06/2024	529,412	0.0
500,000	PepsiCo, Inc., 4.000%, 03/05/2042	568,687	0.0
500,000	PepsiCo, Inc., 2.250%, 05/02/2022	505,232	0.0
1,000,000 (2)	PepsiCo, Inc., 3.600%, 03/01/2024	1,064,669	0.1
250,000	PepsiCo, Inc., 4.250%, 10/22/2044	293,059	0.0
750,000 (2)	Perrigo Finance Unlimited Co., 3.900%, 12/15/2024	770,708	0.0
750,000	Pfizer, Inc., 3.400%, 05/15/2024	793,366	0.0
1,000,000 (2)	Pfizer, Inc., 3.450%, 03/15/2029	1,077,070	0.1
500,000	Pfizer, Inc., 3.600%, 09/15/2028	548,301	0.0
1,000,000	Pfizer, Inc., 3.900%, 03/15/2039	1,128,470	0.1
1,000,000	Pfizer, Inc., 4.100%, 09/15/2038	1,143,956	0.1
500,000	Pfizer, Inc., 4.125%, 12/15/2046	580,383	0.0
500,000	Pfizer, Inc., 4.000%, 12/15/2036	567,439	0.0
1,000,000	Pfizer, Inc., 4.300%, 06/15/2043	1,173,082	0.1
500,000	Philip Morris International, Inc., 2.125%, 05/10/2023	501,491	0.0
500,000	Philip Morris International, Inc., 2.000%, 02/21/2020	499,940	0.0
750,000	Philip Morris International, Inc., 2.500%, 11/02/2022	760,940	0.0
500,000	Philip Morris International, Inc., 2.625%, 02/18/2022	506,205	0.0
500,000 (2)	Philip Morris International, Inc., 3.125%, 03/02/2028	514,671	0.0
250,000	Philip Morris International, Inc., 3.250%, 11/10/2024	262,470	0.0
500,000	Philip Morris International, Inc., 3.875%, 08/21/2042	520,701	0.0
500,000	Reynolds American, Inc., 5.700%, 08/15/2035	580,950	0.0
1,250,000	Reynolds American, Inc., 6.150%, 09/15/2043	1,467,219	0.1

See Accompanying Notes to Financial Statements

108

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,000,000	Sanofi, 3.375%, 06/19/2023	1,048,148	0.0
1,000,000	Sanofi, 3.625%, 06/19/2028	1,101,144	0.1
750,000	Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	754,262	0.0
500,000	Stryker Corp., 3.500%, 03/15/2026	532,050	0.0
250,000	Thermo Fisher Scientific, Inc., 4.150%, 02/01/2024	267,865	0.0
750,000	Tyson Foods, Inc., 3.550%, 06/02/2027	797,861	0.0
150,000	Unilever Capital Corp., 2.600%, 05/05/2024	153,473	0.0
500,000	Unilever Capital Corp., 3.250%, 03/07/2024	523,838	0.0
1,000,000 (2)	Unilever Capital Corp., 3.500%, 03/22/2028	1,084,124	0.1
750,000	Unilever Capital Corp., 4.250%, 02/10/2021	770,152	0.0
1,000,000	UnitedHealth Group, Inc., 2.375%, 10/15/2022	1,012,294	0.0
500,000	UnitedHealth Group, Inc., 2.750%, 02/15/2023	510,017	0.0
300,000	UnitedHealth Group, Inc., 2.875%, 12/15/2021	306,000	0.0
500,000	UnitedHealth Group, Inc., 2.875%, 03/15/2023	513,651	0.0
500,000	UnitedHealth Group, Inc., 2.950%, 10/15/2027	519,903	0.0
500,000	UnitedHealth Group, Inc., 3.100%, 03/15/2026	523,555	0.0
1,000,000	UnitedHealth Group, Inc., 3.500%, 06/15/2023	1,047,650	0.0
1,000,000	UnitedHealth Group, Inc., 3.850%, 06/15/2028	1,102,874	0.1
1,000,000	UnitedHealth Group, Inc., 4.250%, 04/15/2047	1,155,915	0.1
250,000	UnitedHealth Group, Inc., 4.625%, 07/15/2035	303,477	0.0
250,000	UnitedHealth Group, Inc., 4.750%, 07/15/2045	307,357	0.0
500,000	Zoetis, Inc., 3.450%, 11/13/2020	505,433	0.0
500,000	Zoetis, Inc., 4.500%, 11/13/2025	553,652	0.0
		137,932,642	4.4

	Energy: 2.8%
219,000	Apache Corp., 3.250%, 04/15/2022	223,131	0.0
1,000,000 (2)	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.138%, 11/07/2029	1,027,449	0.1
250,000	Boardwalk Pipelines L.P., 4.950%, 12/15/2024	270,515	0.0
500,000	Boardwalk Pipelines L.P., 5.950%, 06/01/2026	562,126	0.0
500,000	BP Capital Markets America, Inc., 2.112%, 09/16/2021	502,402	0.0
500,000	BP Capital Markets America, Inc., 2.520%, 09/19/2022	506,503	0.0
1,000,000	BP Capital Markets America, Inc., 2.750%, 05/10/2023	1,023,065	0.1
500,000	BP Capital Markets America, Inc., 3.017%, 01/16/2027	517,921	0.0
250,000	BP Capital Markets America, Inc., 3.119%, 05/04/2026	261,173	0.0
500,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	520,895	0.0
1,000,000	BP Capital Markets America, Inc., 3.937%, 09/21/2028	1,104,758	0.1
500,000	BP Capital Markets PLC, 2.315%, 02/13/2020	500,122	0.0
500,000	BP Capital Markets PLC, 3.062%, 03/17/2022	512,695	0.0
250,000	BP Capital Markets PLC, 3.535%, 11/04/2024	266,089	0.0
500,000	BP Capital Markets PLC, 3.814%, 02/10/2024	533,711	0.0
250,000 (2)	Canadian Natural Resources Ltd., 3.800%, 04/15/2024	264,279	0.0
500,000	Chevron Corp., 1.991%, 03/03/2020	500,036	0.0
500,000 (2)	Chevron Corp., 2.100%, 05/16/2021	502,402	0.0
300,000	Chevron Corp., 2.355%, 12/05/2022	304,212	0.0
500,000	Chevron Corp., 2.498%, 03/03/2022	508,163	0.0
500,000	Chevron Corp., 2.566%, 05/16/2023	510,423	0.0
500,000	Chevron Corp., 2.895%, 03/03/2024	518,196	0.0
500,000	Chevron Corp., 2.954%, 05/16/2026	522,616	0.0
500,000 (2)	Chevron Corp., 3.326%, 11/17/2025	534,061	0.0
500,000	CNOOC Finance 2013 Ltd., 3.000%, 05/09/2023	508,852	0.0
750,000	CNOOC Finance 2015 USA LLC, 3.500%, 05/05/2025	784,391	0.0
750,000	CNOOC Nexen Finance 2014 ULC, 4.250%, 04/30/2024	802,532	0.0
250,000	CNOOC Nexen Finance 2014 ULC, 4.875%, 04/30/2044	307,173	0.0
129,000	ConocoPhillips Co., 4.150%, 11/15/2034	144,817	0.0
500,000	ConocoPhillips Co., 4.300%, 11/15/2044	587,632	0.0
500,000	ConocoPhillips Co., 4.950%, 03/15/2026	575,256	0.0
2,000,000	ConocoPhillips, 6.500%, 02/01/2039	2,911,904	0.1
500,000	Ecopetrol SA, 4.125%, 01/16/2025	526,462	0.0
250,000 (2)	Enbridge, Inc., 3.500%, 06/10/2024	261,782	0.0

See Accompanying Notes to Financial Statements

109

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy:(continued)
250,000	Enbridge, Inc., 4.500%, 06/10/2044	276,145	0.0
500,000 (2)	Energy Transfer Operating L.P., 3.600%, 02/01/2023	512,147	0.0
500,000	Energy Transfer Operating L.P., 4.150%, 10/01/2020	505,362	0.0
800,000	Energy Transfer Operating L.P., 6.125%, 12/15/2045	926,784	0.0
1,809,000	Energy Transfer Operating L.P., 6.500%, 02/01/2042	2,150,538	0.1
500,000	Enterprise Products Operating LLC, 2.850%, 04/15/2021	505,505	0.0
500,000	Enterprise Products Operating LLC, 3.700%, 02/15/2026	532,215	0.0
100,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	106,715	0.0
500,000	Enterprise Products Operating LLC, 3.950%, 02/15/2027	539,649	0.0
300,000	Enterprise Products Operating LLC, 4.450%, 02/15/2043	329,889	0.0
1,100,000	Enterprise Products Operating LLC, 4.850%, 03/15/2044	1,277,751	0.1
1,750,000	Enterprise Products Operating LLC, 4.900%, 05/15/2046	2,050,214	0.1
400,000	EOG Resources, Inc., 2.450%, 04/01/2020	400,263	0.0
1,950,000	EOG Resources, Inc., 2.625%, 03/15/2023	1,986,271	0.1
250,000	EOG Resources, Inc., 4.150%, 01/15/2026	274,753	0.0
250,000	Equinor ASA, 2.750%, 11/10/2021	254,409	0.0
500,000 (2)	Equinor ASA, 3.625%, 09/10/2028	548,762	0.0
500,000	Equinor ASA, 3.950%, 05/15/2043	557,434	0.0
500,000	Exxon Mobil Corp., 2.726%, 03/01/2023	511,865	0.0
500,000	Exxon Mobil Corp., 3.043%, 03/01/2026	524,469	0.0
500,000	Exxon Mobil Corp., 4.114%, 03/01/2046	586,545	0.0
500,000	Halliburton Co., 3.500%, 08/01/2023	520,063	0.0
500,000	Halliburton Co., 3.800%, 11/15/2025	533,662	0.0
500,000	Halliburton Co., 4.750%, 08/01/2043	555,176	0.0
500,000	Halliburton Co., 4.850%, 11/15/2035	565,398	0.0
1,000,000	Hess Corp., 5.600%, 02/15/2041	1,170,465	0.1
500,000	Kinder Morgan Energy Partners L.P., 3.500%, 03/01/2021	506,946	0.0
500,000	Kinder Morgan Energy Partners L.P., 3.500%, 09/01/2023	518,755	0.0
167,000	Kinder Morgan Energy Partners L.P., 3.950%, 09/01/2022	174,031	0.0
400,000	Kinder Morgan Energy Partners L.P., 4.300%, 05/01/2024	427,784	0.0
400,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	462,725	0.0
1,325,000	Kinder Morgan Energy Partners L.P., 6.950%, 01/15/2038	1,754,010	0.1
500,000	Kinder Morgan, Inc./DE, 4.300%, 06/01/2025	542,414	0.0
500,000	Kinder Morgan, Inc./DE, 5.050%, 02/15/2046	562,771	0.0
500,000	Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	598,566	0.0
1,500,000	Magellan Midstream Partners L.P., 4.200%, 12/01/2042	1,532,152	0.1
500,000	Marathon Oil Corp., 2.800%, 11/01/2022	508,319	0.0
250,000	Marathon Oil Corp., 3.850%, 06/01/2025	264,712	0.0
500,000 (2)	Marathon Oil Corp., 5.200%, 06/01/2045	581,032	0.0
400,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	439,209	0.0
1,000,000	MPLX L.P., 4.000%, 03/15/2028	1,035,348	0.1
1,000,000	MPLX L.P., 4.875%, 12/01/2024	1,086,884	0.1
300,000 (2)	Noble Energy, Inc., 3.900%, 11/15/2024	317,058	0.0
700,000	Noble Energy, Inc., 5.050%, 11/15/2044	780,540	0.0
1,000,000	Occidental Petroleum Corp., 3.400%, 04/15/2026	1,026,605	0.1
500,000	Occidental Petroleum Corp., 4.100%, 02/15/2047	485,382	0.0
1,000,000	Occidental Petroleum Corp., 4.500%, 07/15/2044	1,008,730	0.1
250,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	258,319	0.0
1,000,000	ONEOK Partners L.P., 6.200%, 09/15/2043	1,264,898	0.1
125,000 (2)	Petroleos Mexicanos, 4.250%, 01/15/2025	127,427	0.0
500,000	Petroleos Mexicanos, 4.875%, 01/18/2024	526,292	0.0
2,500,000	Petroleos Mexicanos, 5.350%, 02/12/2028	2,494,619	0.1
500,000	Petroleos Mexicanos, 5.500%, 06/27/2044	450,217	0.0
2,000,000	Petroleos Mexicanos, 6.625%, 06/15/2038	2,003,870	0.1
1,000,000	Phillips 66, 2.517%, (US0003M + 0.600%), 02/26/2021	1,000,067	0.0
1,500,000 (2)	Phillips 66, 3.900%, 03/15/2028	1,635,823	0.1
250,000	Phillips 66, 4.650%, 11/15/2034	293,693	0.0

See Accompanying Notes to Financial Statements

110

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
500,000	Pioneer Natural Resources Co., 3.950%, 07/15/2022	519,614	0.0
300,000	Plains All American Pipeline L.P. / PAA Finance Corp., 2.850%, 01/31/2023	303,040	0.0
275,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/2022	282,167	0.0
750,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	803,391	0.0
250,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/2044	242,863	0.0
500,000	Shell International Finance BV, 1.750%, 09/12/2021	499,653	0.0
500,000	Shell International Finance BV, 2.250%, 11/10/2020	501,774	0.0
1,040,000	Shell International Finance BV, 2.875%, 05/10/2026	1,077,485	0.1
1,000,000	Shell International Finance BV, 3.250%, 05/11/2025	1,058,237	0.1
500,000	Shell International Finance BV, 3.750%, 09/12/2046	548,931	0.0
1,500,000	Shell International Finance BV, 4.125%, 05/11/2035	1,754,129	0.1
250,000	Shell International Finance BV, 4.375%, 05/11/2045	298,986	0.0
600,000	Spectra Energy Partners L.P., 4.500%, 03/15/2045	661,152	0.0
1,450,000	Suncor Energy, Inc., 6.500%, 06/15/2038	2,016,492	0.1
500,000	Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/2023	508,530	0.0
500,000	Sunoco Logistics Partners Operations L.P., 4.400%, 04/01/2021	512,047	0.0
500,000	Sunoco Logistics Partners Operations L.P., 4.950%, 01/15/2043	495,015	0.0
2,000,000	TC Pipelines L.P., 4.650%, 06/15/2021	2,052,465	0.1
500,000 (2)	Total Capital Canada Ltd., 2.750%, 07/15/2023	512,861	0.0
500,000	Total Capital International SA, 2.750%, 06/19/2021	506,718	0.0
1,500,000	Total Capital SA, 4.450%, 06/24/2020	1,517,818	0.1
2,000,000	TransCanada PipeLines Ltd., 4.625%, 03/01/2034	2,287,147	0.1
1,000,000	TransCanada Pipelines Ltd., 7.625%, 01/15/2039	1,499,378	0.1
1,000,000	Valero Energy Corp., 6.625%, 06/15/2037	1,324,342	0.1
400,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	424,342	0.0
500,000	Williams Cos, Inc./The, 4.300%, 03/04/2024	533,527	0.0
500,000	Williams Cos, Inc./The, 5.100%, 09/15/2045	556,835	0.0
500,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	562,994	0.0
400,000	Williams Partners L.P., 3.600%, 03/15/2022	411,255	0.0
		87,552,579	2.8

	Financial: 9.4%
1,000,000	Aflac, Inc., 3.625%, 06/15/2023	1,052,341	0.1
1,000,000	American International Group, Inc., 3.750%, 07/10/2025	1,070,075	0.1
250,000	American International Group, Inc., 4.700%, 07/10/2035	289,628	0.0
500,000	American International Group, Inc., 4.875%, 06/01/2022	533,730	0.0
500,000	Air Lease Corp., 3.000%, 09/15/2023	512,099	0.0
500,000	Air Lease Corp., 3.500%, 01/15/2022	513,804	0.0
1,500,000	Allstate Corp./The, 3.150%, 06/15/2023	1,557,766	0.1
1,000,000	Allstate Corp., 3.280%, 12/15/2026	1,056,233	0.1
750,000	American Express Co., 3.000%, 10/30/2024	775,223	0.0
1,000,000	American Express Co., 3.400%, 02/27/2023	1,038,331	0.1
500,000	American Express Credit Corp., 2.200%, 03/03/2020	500,020	0.0
500,000	American Express Credit Corp., 2.700%, 03/03/2022	508,348	0.0
1,000,000	American Express Credit Corp., 3.300%, 05/03/2027	1,061,957	0.1
500,000	American International Group, Inc., 3.300%, 03/01/2021	507,300	0.0
900,000	American International Group, Inc., 4.500%, 07/16/2044	1,036,775	0.1
500,000	American Tower Corp., 3.375%, 10/15/2026	519,764	0.0
1,000,000	American Tower Corp., 3.500%, 01/31/2023	1,036,762	0.1
750,000	American Tower Corp., 3.550%, 07/15/2027	786,279	0.0
667,000	American Tower Corp., 4.700%, 03/15/2022	703,059	0.0
500,000	Aon Corp., 3.750%, 05/02/2029	535,624	0.0
1,000,000	Aon PLC, 4.450%, 05/24/2043	1,096,040	0.1

See Accompanying Notes to Financial Statements

111

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
500,000	Aon PLC, 4.600%, 06/14/2044	578,808	0.0
500,000	Aon PLC, 4.750%, 05/15/2045	588,861	0.0
400,000 (2)	Assured Guaranty US Holdings, Inc., 5.000%, 07/01/2024	444,880	0.0
500,000	AvalonBay Communities, Inc., 2.850%, 03/15/2023	510,527	0.0
500,000	AvalonBay Communities, Inc., 2.950%, 09/15/2022	512,017	0.0
600,000	Banco Santander SA, 3.125%, 02/23/2023	612,449	0.0
800,000	Banco Santander SA, 3.500%, 04/11/2022	821,760	0.0
600,000	Banco Santander SA, 3.800%, 02/23/2028	631,454	0.0
400,000	Banco Santander SA, 4.250%, 04/11/2027	430,156	0.0
400,000	Banco Santander SA, 5.179%, 11/19/2025	448,081	0.0
1,000,000 (3)	Bank of America Corp., 2.738%, 01/23/2022	1,007,621	0.0
500,000 (3)	Bank of America Corp., 2.881%, 04/24/2023	508,870	0.0
1,000,000 (3)	Bank of America Corp., 3.093%, 10/01/2025	1,032,324	0.1
2,000,000	Bank of America Corp., 3.300%, 01/11/2023	2,068,454	0.1
1,000,000 (3)	Bank of America Corp., 3.366%, 01/23/2026	1,046,184	0.1
2,384,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	2,502,087	0.1
1,000,000	Bank of America Corp., 3.500%, 04/19/2026	1,063,321	0.1
500,000 (3)	Bank of America Corp., 3.550%, 03/05/2024	519,163	0.0
750,000 (3)	Bank of America Corp., 3.705%, 04/24/2028	801,689	0.0
1,020,000 (3)	Bank of America Corp., 3.824%, 01/20/2028	1,097,813	0.1
1,500,000	Bank of America Corp., 3.950%, 04/21/2025	1,600,518	0.1
1,280,000	Bank of America Corp., 4.183%, 11/25/2027	1,387,492	0.1
1,000,000	Bank of America Corp., 4.250%, 10/22/2026	1,090,668	0.1
2,000,000	Bank of America Corp., 4.450%, 03/03/2026	2,196,509	0.1
750,000 (2)	Bank of Montreal, 2.350%, 09/11/2022	760,046	0.0
1,000,000 (3)	Bank of Montreal, 3.803%, 12/15/2032	1,043,850	0.1
500,000	Bank of New York Mellon Corp./The, 2.600%, 02/07/2022	507,564	0.0
750,000 (3)	Bank of New York Mellon Corp./The, 2.661%, 05/16/2023	761,547	0.0
1,000,000	Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	1,026,996	0.1
750,000 (2)	Bank of New York Mellon Corp./The, 3.250%, 05/16/2027	788,261	0.0
500,000 (3)	Bank of New York Mellon Corp./The, 3.442%, 02/07/2028	530,358	0.0
500,000	Bank of New York Mellon Corp., 2.200%, 08/16/2023	505,115	0.0
500,000	Bank of New York Mellon Corp., 2.500%, 04/15/2021	503,464	0.0
700,000	Bank of New York Mellon Corp., 3.000%, 10/30/2028	717,376	0.0
500,000	Bank of Nova Scotia/The, 2.450%, 09/19/2022	507,443	0.0
1,000,000 (2)	Bank of Nova Scotia, 1.850%, 04/14/2020	999,735	0.0
500,000	Bank of Nova Scotia, 4.500%, 12/16/2025	549,109	0.0
750,000	Barclays PLC, 2.875%, 06/08/2020	752,126	0.0
750,000	Barclays PLC, 3.250%, 01/12/2021	757,832	0.0
750,000	Barclays PLC, 4.375%, 01/12/2026	812,507	0.0
1,000,000	Barclays PLC, 5.200%, 05/12/2026	1,097,410	0.1
250,000	Barclays PLC, 5.250%, 08/17/2045	306,950	0.0
500,000	Truist Financial Corp., 2.150%, 02/01/2021	501,441	0.0
750,000	Truist Financial Corp., 2.850%, 10/26/2024	775,441	0.0
1,000,000	Truist Financial Corp., 3.950%, 03/22/2022	1,037,664	0.1
1,000,000	Berkshire Hathaway Finance Corp., 4.200%, 08/15/2048	1,181,786	0.1
1,000,000	Berkshire Hathaway, Inc., 2.750%, 03/15/2023	1,025,400	0.0
1,000,000 (2)	Berkshire Hathaway, Inc., 3.125%, 03/15/2026	1,053,791	0.1
500,000 (2)	BNP Paribas SA, 3.250%, 03/03/2023	518,022	0.0
1,000,000 (1),(2)	BNP Paribas SA, 3.500%, 11/16/2027	1,044,954	0.1
1,000,000 (1),(2)	BPCE SA, 3.250%, 01/11/2028	1,038,338	0.1
500,000	Truist Bank, 3.625%, 09/16/2025	532,789	0.0
400,000	Truist Bank, 3.800%, 10/30/2026	429,994	0.0
500,000	Capital One Financial Corp., 3.200%, 01/30/2023	514,087	0.0
500,000	Capital One Financial Corp., 3.200%, 02/05/2025	517,820	0.0
500,000	Capital One Financial Corp., 3.300%, 10/30/2024	520,604	0.0
500,000	Capital One Financial Corp., 3.750%, 04/24/2024	526,494	0.0
500,000	Capital One Financial Corp., 3.750%, 07/28/2026	526,687	0.0
500,000	Capital One Financial Corp., 3.800%, 01/31/2028	537,426	0.0
500,000	Capital One Financial Corp., 4.200%, 10/29/2025	539,603	0.0

See Accompanying Notes to Financial Statements

112

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
250,000	Capital One NA, 2.150%, 09/06/2022	250,481	0.0
1,000,000	Charles Schwab Corp./The, 2.650%, 01/25/2023	1,019,584	0.0
1,000,000 (2)	Charles Schwab Corp./The, 3.200%, 01/25/2028	1,050,329	0.1
1,000,000	Chubb Corp./The, 6.000%, 05/11/2037	1,381,538	0.1
750,000	Chubb INA Holdings, Inc., 2.700%, 03/13/2023	765,992	0.0
500,000	Citibank NA, 2.100%, 06/12/2020	500,278	0.0
750,000	Citigroup, Inc., 2.700%, 10/27/2022	762,327	0.0
500,000 (3)	Citigroup, Inc., 2.876%, 07/24/2023	508,901	0.0
1,000,000 (3)	Citigroup, Inc., 3.142%, 01/24/2023	1,020,768	0.0
500,000	Citigroup, Inc., 3.400%, 05/01/2026	525,153	0.0
1,000,000	Citigroup, Inc., 3.500%, 05/15/2023	1,040,902	0.1
1,000,000 (3)	Citigroup, Inc., 3.878%, 01/24/2039	1,099,204	0.1
1,500,000 (3)	Citigroup, Inc., 3.887%, 01/10/2028	1,615,824	0.1
1,000,000 (3)	Citigroup, Inc., 3.980%, 03/20/2030	1,094,021	0.1
750,000	Citigroup, Inc., 4.050%, 07/30/2022	783,841	0.0
1,500,000	Citigroup, Inc., 4.125%, 07/25/2028	1,636,373	0.1
700,000	Citigroup, Inc., 4.000%, 08/05/2024	749,577	0.0
500,000	Citigroup, Inc., 4.300%, 11/20/2026	544,276	0.0
500,000	Citigroup, Inc., 4.400%, 06/10/2025	543,421	0.0
1,000,000	Citigroup, Inc., 4.450%, 09/29/2027	1,101,381	0.1
500,000	Citigroup, Inc., 4.600%, 03/09/2026	550,389	0.0
793,000	Citigroup, Inc., 5.300%, 05/06/2044	1,012,183	0.0
615,000	Citigroup, Inc., 8.125%, 07/15/2039	1,029,176	0.1
500,000	Citizens Bank NA/Providence RI, 2.550%, 05/13/2021	503,859	0.0
300,000	CNA Financial Corp., 4.500%, 03/01/2026	330,763	0.0
500,000	Comerica Bank, 2.500%, 06/02/2020	501,297	0.0
250,000	Comerica, Inc., 3.800%, 07/22/2026	263,460	0.0
500,000	Cooperatieve Rabobank UA, 3.750%, 07/21/2026	520,819	0.0
500,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	522,815	0.0
500,000	Cooperatieve Rabobank UA, 4.375%, 08/04/2025	542,476	0.0
10,000,000 (1)	CPPIB Capital, Inc., 3.125%, 09/25/2023	10,462,790	0.4
750,000 (1)	Credit Suisse Group AG, 3.574%, 01/09/2023	770,531	0.0
750,000 (1)	Credit Suisse Group AG, 4.282%, 01/09/2028	815,815	0.0
1,000,000	Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	1,017,164	0.0
1,000,000	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 06/09/2023	1,046,918	0.1
1,000,000	Crown Castle International Corp., 3.150%, 07/15/2023	1,031,955	0.1
750,000	Deutsche Bank AG/New York NY, 2.950%, 08/20/2020	751,828	0.0
500,000	Deutsche Bank AG/New York NY, 3.150%, 01/22/2021	502,306	0.0
1,000,000 (3)	Deutsche Bank AG/New York NY, 3.961%, 11/26/2025	1,021,991	0.0
400,000	Deutsche Bank AG/New York NY, 4.100%, 01/13/2026	405,751	0.0
800,000 (1)	Dexia Credit Local SA, 2.500%, 01/25/2021	805,431	0.0
500,000	Discover Bank, 3.100%, 06/04/2020	501,892	0.0
500,000	Discover Bank, 3.200%, 08/09/2021	508,753	0.0
500,000	Discover Bank, 4.200%, 08/08/2023	531,687	0.0
400,000	Discover Bank, 4.250%, 03/13/2026	431,973	0.0
500,000	EPR Properties, 4.500%, 04/01/2025	531,047	0.0
500,000	ERP Operating L.P., 4.500%, 07/01/2044	593,548	0.0
750,000	Fifth Third Bancorp, 2.600%, 06/15/2022	759,451	0.0
1,000,000	Fifth Third Bancorp, 3.500%, 03/15/2022	1,031,129	0.1
1,000,000	Fifth Third Bancorp, 3.950%, 03/14/2028	1,099,338	0.1
400,000	Fifth Third Bancorp, 4.300%, 01/16/2024	429,844	0.0
500,000	Fifth Third Bank/Cincinnati OH, 2.200%, 10/30/2020	500,897	0.0
5,801,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	6,187,077	0.2
500,000	Goldman Sachs Group, Inc./The, 2.875%, 02/25/2021	505,030	0.0
1,580,000 (3)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	1,602,401	0.1
500,000	Goldman Sachs Group, Inc./The, 3.200%, 02/23/2023	514,148	0.0
500,000	Goldman Sachs Group, Inc./The, 3.500%, 11/16/2026	525,888	0.0
500,000	Goldman Sachs Group, Inc./The, 3.750%, 02/25/2026	529,151	0.0

See Accompanying Notes to Financial Statements

113

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
500,000 (3)	Goldman Sachs Group, Inc./The, 3.814%, 04/23/2029	535,992	0.0
500,000	Goldman Sachs Group, Inc./The, 3.850%, 01/26/2027	532,149	0.0
500,000	Goldman Sachs Group, Inc., 3.750%, 05/22/2025	530,645	0.0
1,000,000	Goldman Sachs Group, Inc., 3.850%, 07/08/2024	1,057,432	0.1
750,000	Goldman Sachs Group, Inc., 5.750%, 01/24/2022	805,055	0.0
4,000,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	5,551,518	0.2
250,000	Healthpeak Properties, Inc., 3.875%, 08/15/2024	265,912	0.0
500,000	Healthpeak Properties, Inc., 4.000%, 06/01/2025	537,479	0.0
500,000 (2)	Service Properties Trust, 4.500%, 06/15/2023	519,785	0.0
500,000	Service Properties Trust, 5.000%, 08/15/2022	525,932	0.0
1,000,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,003,726	0.0
400,000	HSBC Holdings PLC, 3.400%, 03/08/2021	406,353	0.0
1,000,000 (3)	HSBC Holdings PLC, 3.803%, 03/11/2025	1,049,574	0.1
750,000 (3)	HSBC Holdings PLC, 4.292%, 09/12/2026	810,836	0.0
300,000	HSBC Holdings PLC, 4.300%, 03/08/2026	326,649	0.0
500,000	HSBC Holdings PLC, 4.375%, 11/23/2026	541,644	0.0
500,000 (3)	HSBC Holdings PLC, 4.583%, 06/19/2029	558,831	0.0
500,000 (3)	HSBC Holdings PLC, 6.000%, 12/31/2199	533,260	0.0
3,400,000	HSBC Holdings PLC, 6.500%, 09/15/2037	4,681,955	0.2
250,000	HSBC USA, Inc., 3.500%, 06/23/2024	263,952	0.0
1,000,000	Huntington National Bank/The, 3.550%, 10/06/2023	1,049,402	0.1
500,000	ING Groep NV, 3.150%, 03/29/2022	511,298	0.0
1,000,000	Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.150%, 01/23/2030	1,059,928	0.1
900,000	Jefferies Group LLC, 5.125%, 01/20/2023	971,959	0.0
500,000	JPMorgan Chase & Co., 2.950%, 10/01/2026	515,247	0.0
750,000	JPMorgan Chase & Co., 3.125%, 01/23/2025	782,947	0.0
750,000 (3)	JPMorgan Chase & Co., 3.220%, 03/01/2025	777,473	0.0
1,000,000 (3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,062,379	0.1
750,000 (3)	JPMorgan Chase & Co., 3.540%, 05/01/2028	796,584	0.0
1,000,000 (3)	JPMorgan Chase & Co., 3.782%, 02/01/2028	1,077,986	0.1
750,000 (3)	JPMorgan Chase & Co., 3.882%, 07/24/2038	829,468	0.0
1,000,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	1,095,250	0.1
1,000,000	JPMorgan Chase & Co., 4.250%, 10/01/2027	1,106,769	0.1
1,000,000 (3)	JPMorgan Chase & Co., 4.260%, 02/22/2048	1,185,329	0.1
4,000,000	JPMorgan Chase & Co., 4.500%, 01/24/2022	4,199,952	0.2
2,375,000	JPMorgan Chase & Co., 5.500%, 10/15/2040	3,193,536	0.1
1,000,000 (3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	1,000,532	0.0
500,000	Kemper Corp., 4.350%, 02/15/2025	531,579	0.0
500,000	KeyBank NA/Cleveland OH, 2.300%, 09/14/2022	505,451	0.0
750,000	KeyBank NA/Cleveland OH, 2.400%, 06/09/2022	757,766	0.0
1,000,000	KeyBank NA/Cleveland OH, 3.350%, 06/15/2021	1,021,681	0.0
500,000	KeyBank NA/Cleveland OH, 3.400%, 05/20/2026	520,678	0.0
400,000	Kilroy Realty L.P., 4.250%, 08/15/2029	436,430	0.0
250,000	Kilroy Realty L.P., 4.375%, 10/01/2025	271,934	0.0
1,000,000	Kreditanstalt fuer Wiederaufbau, 1.625%, 03/15/2021	999,641	0.0
2,000,000	Kreditanstalt fuer Wiederaufbau, 1.875%, 11/30/2020	2,002,646	0.1
3,000,000	Kreditanstalt fuer Wiederaufbau, 2.125%, 03/07/2022	3,029,472	0.1
10,000,000	Kreditanstalt fuer Wiederaufbau, 2.625%, 01/25/2022	10,194,295	0.3
750,000	Liberty Property L.P., 3.250%, 10/01/2026	783,347	0.0
750,000	Lincoln National Corp., 3.625%, 12/12/2026	792,414	0.0
1,000,000	Lincoln National Corp., 3.800%, 03/01/2028	1,065,604	0.1
500,000	Lincoln National Corp., 4.200%, 03/15/2022	521,188	0.0
500,000 (3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	507,495	0.0
750,000	Lloyds Banking Group PLC, 3.000%, 01/11/2022	762,031	0.0
500,000 (3)	Lloyds Banking Group PLC, 3.574%, 11/07/2028	522,135	0.0
1,000,000	Lloyds Banking Group PLC, 3.900%, 03/12/2024	1,055,828	0.1
500,000	Lloyds Banking Group PLC, 4.650%, 03/24/2026	543,708	0.0
250,000	Loews Corp., 3.750%, 04/01/2026	268,505	0.0
1,000,000	Manufacturers & Traders Trust Co., 2.500%, 05/18/2022	1,011,630	0.0
1,000,000	Manufacturers & Traders Trust Co., 2.625%, 01/25/2021	1,006,708	0.0
500,000 (3)	Manulife Financial Corp., 4.061%, 02/24/2032	518,755	0.0

See Accompanying Notes to Financial Statements

114

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
500,000	Manulife Financial Corp., 4.150%, 03/04/2026	550,289	0.0
500,000	Manulife Financial Corp., 5.375%, 03/04/2046	664,229	0.0
1,000,000	Markel Corp., 3.625%, 03/30/2023	1,045,892	0.1
400,000	Marsh & McLennan Cos, Inc., 3.500%, 03/10/2025	422,162	0.0
1,000,000	Mastercard, Inc., 3.500%, 02/26/2028	1,081,225	0.1
500,000	MetLife, Inc., 3.048%, 12/15/2022	516,633	0.0
500,000	MetLife, Inc., 4.050%, 03/01/2045	579,635	0.0
400,000	MetLife, Inc., 4.125%, 08/13/2042	455,782	0.0
300,000	MetLife, Inc., 4.721%, 12/15/2044	365,782	0.0
500,000 (1)	Metropolitan Life Global Funding I, 1.950%, 09/15/2021	500,463	0.0
750,000 (1)	Metropolitan Life Global Funding I, 3.450%, 12/18/2026	804,861	0.0
432,000	Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/2021	436,701	0.0
500,000	Mitsubishi UFJ Financial Group, Inc., 3.455%, 03/02/2023	518,649	0.0
500,000 (2)	Mitsubishi UFJ Financial Group, Inc., 3.777%, 03/02/2025	534,009	0.0
750,000	Mitsubishi UFJ Financial Group, Inc., 3.850%, 03/01/2026	805,889	0.0
500,000 (2)	Mizuho Financial Group, Inc., 2.601%, 09/11/2022	506,546	0.0
500,000	Mizuho Financial Group, Inc., 3.170%, 09/11/2027	514,941	0.0
500,000 (3)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	525,557	0.0
500,000 (3)	Mizuho Financial Group, Inc., 4.254%, 09/11/2029	553,303	0.0
1,000,000	Morgan Stanley, 2.500%, 04/21/2021	1,007,815	0.0
750,000	Morgan Stanley, 2.625%, 11/17/2021	758,993	0.0
1,000,000	Morgan Stanley, 3.125%, 01/23/2023	1,028,464	0.1
500,000	Morgan Stanley, 3.125%, 07/27/2026	516,138	0.0
1,750,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	1,860,019	0.1
750,000	Morgan Stanley, 3.625%, 01/20/2027	798,396	0.0
500,000	Morgan Stanley, 3.700%, 10/23/2024	531,175	0.0
1,000,000 (3)	Morgan Stanley, 3.772%, 01/24/2029	1,075,941	0.1
750,000	Morgan Stanley, 3.875%, 04/29/2024	797,835	0.0
500,000	Morgan Stanley, 3.875%, 01/27/2026	536,998	0.0
750,000	Morgan Stanley, 3.950%, 04/23/2027	804,463	0.0
1,000,000	Morgan Stanley, 4.100%, 05/22/2023	1,056,297	0.1
750,000	Morgan Stanley, 4.000%, 07/23/2025	811,562	0.0
500,000	Morgan Stanley, 4.350%, 09/08/2026	546,829	0.0
800,000	Morgan Stanley, 4.875%, 11/01/2022	857,323	0.0
1,000,000	Morgan Stanley, 5.000%, 11/24/2025	1,126,327	0.1
500,000	National Australia Bank Ltd./New York, 2.500%, 07/12/2026	502,263	0.0
500,000	National Australia Bank Ltd./New York, 2.800%, 01/10/2022	508,204	0.0
1,000,000	National Australia Bank Ltd./New York, 2.875%, 04/12/2023	1,025,043	0.0
300,000	National Retail Properties, Inc., 4.000%, 11/15/2025	321,802	0.0
300,000	Northern Trust Corp., 2.375%, 08/02/2022	303,804	0.0
750,000 (3)	Northern Trust Corp., 3.375%, 05/08/2032	770,479	0.0
250,000	Northern Trust Corp., 3.950%, 10/30/2025	272,071	0.0
2,000,000 (1)	Ontario Teachers' Finance Trust, 1.625%, 09/12/2024	1,970,967	0.1
500,000	PNC Bank NA, 2.450%, 07/28/2022	506,744	0.0
500,000	PNC Bank NA, 2.625%, 02/17/2022	506,995	0.0
500,000	PNC Bank NA, 2.700%, 11/01/2022	509,529	0.0
750,000	PNC Bank NA, 3.100%, 10/25/2027	782,527	0.0
500,000	PNC Bank NA, 3.250%, 06/01/2025	524,638	0.0
500,000	PNC Bank NA, 3.250%, 01/22/2028	526,037	0.0
500,000 (3)	PNC Financial Services Group, Inc./The, 2.854%, 11/09/2022	511,959	0.0
500,000	PNC Financial Services Group, Inc./The, 3.300%, 03/08/2022	513,660	0.0
500,000	Primerica, Inc., 4.750%, 07/15/2022	529,264	0.0
300,000	Principal Financial Group, Inc., 3.125%, 05/15/2023	307,955	0.0
1,000,000 (2)	Principal Financial Group, Inc., 3.300%, 09/15/2022	1,028,294	0.1
1,000,000	Private Export Funding Corp., 2.250%, 03/15/2020	1,001,055	0.0
1,000,000	Private Export Funding Corp., 2.300%, 09/15/2020	1,004,771	0.0
1,000,000	Private Export Funding Corp., 3.250%, 06/15/2025	1,065,181	0.1
1,000,000	Private Export Funding Corp., 3.550%, 01/15/2024	1,067,687	0.1

See Accompanying Notes to Financial Statements

115

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,000,000 (2)	Progressive Corp./The, 4.000%, 03/01/2029	1,117,729	0.1
500,000	Prologis L.P., 4.250%, 08/15/2023	535,446	0.0
1,000,000 (2)	Prudential Financial, Inc., 3.878%, 03/27/2028	1,096,172	0.1
500,000 (2),(3)	Prudential Financial, Inc., 5.375%, 05/15/2045	541,295	0.0
1,000,000 (3)	Prudential Financial, Inc., 5.625%, 06/15/2043	1,076,865	0.1
750,000 (2)	Public Storage, 2.370%, 09/15/2022	758,212	0.0
250,000	Public Storage, 3.094%, 09/15/2027	260,644	0.0
500,000 (2)	Raymond James Financial, Inc., 3.625%, 09/15/2026	528,423	0.0
400,000	Realty Income Corp., 3.875%, 07/15/2024	426,702	0.0
300,000	Realty Income Corp., 4.125%, 10/15/2026	330,124	0.0
500,000	Royal Bank of Canada, 2.125%, 03/02/2020	500,209	0.0
1,000,000	Royal Bank of Canada, 2.150%, 10/26/2020	1,001,994	0.0
1,000,000 (2)	Royal Bank of Canada, 2.750%, 02/01/2022	1,018,000	0.0
500,000 (2)	Royal Bank of Canada, 4.650%, 01/27/2026	554,545	0.0
500,000	Royal Bank of Scotland Group PLC, 4.800%, 04/05/2026	555,466	0.0
500,000	Santander Holdings USA, Inc., 2.650%, 04/17/2020	500,585	0.0
750,000	Santander UK Group Holdings PLC, 3.125%, 01/08/2021	756,952	0.0
500,000	Simon Property Group L.P., 3.375%, 06/15/2027	529,031	0.0
500,000	Simon Property Group L.P., 4.250%, 10/01/2044	565,490	0.0
750,000 (3)	State Street Corp., 2.653%, 05/15/2023	760,445	0.0
1,500,000	State Street Corp., 3.100%, 05/15/2023	1,547,785	0.1
500,000	State Street Corp., 3.550%, 08/18/2025	537,624	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 2.058%, 07/14/2021	500,731	0.0
500,000 (2)	Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	504,557	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 2.632%, 07/14/2026	500,342	0.0
750,000 (2)	Sumitomo Mitsui Financial Group, Inc., 2.778%, 10/18/2022	763,841	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 07/12/2022	508,570	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 3.364%, 07/12/2027	521,953	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 3.446%, 01/11/2027	523,472	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 3.544%, 01/17/2028	529,041	0.0
500,000	Truist Bank, 2.750%, 05/01/2023	508,833	0.0
1,000,000	Truist Bank, 3.000%, 02/02/2023	1,025,596	0.0
500,000 (2)	Truist Bank, 3.300%, 05/15/2026	520,790	0.0
500,000	Truist Financial Corp., 2.700%, 01/27/2022	506,828	0.0
500,000	Truist Financial Corp., 2.900%, 03/03/2021	505,252	0.0
250,000	Synchrony Financial, 3.750%, 08/15/2021	255,677	0.0
300,000	Synchrony Financial, 4.250%, 08/15/2024	320,131	0.0
250,000	Synchrony Financial, 4.500%, 07/23/2025	269,685	0.0
500,000 (2)	Tanger Properties L.P., 3.125%, 09/01/2026	495,593	0.0
750,000 (1)	Toronto-Dominion Bank/The, 2.500%, 01/18/2023	759,557	0.0
1,000,000	Toronto-Dominion Bank/The, 3.150%, 09/17/2020	1,008,896	0.0
500,000	Toronto-Dominion Bank/The, 3.000%, 06/11/2020	502,402	0.0
500,000	Toronto-Dominion Bank/The, 3.250%, 06/11/2021	510,662	0.0
1,000,000	Toronto-Dominion Bank/The, 3.250%, 03/11/2024	1,046,920	0.1
750,000	Travelers Cos, Inc./The, 4.000%, 05/30/2047	848,711	0.0
500,000 (1)	UBS Group AG, 2.950%, 09/24/2020	503,549	0.0
500,000 (1)	UBS Group AG, 3.000%, 04/15/2021	506,687	0.0
750,000	US Bancorp, 2.950%, 07/15/2022	767,372	0.0
750,000	US Bancorp, 3.150%, 04/27/2027	788,092	0.0
500,000 (3)	US Bancorp, 5.125%, 12/31/2199	514,285	0.0
1,000,000 (3)	US Bank NA/Cincinnati OH, 3.104%, 05/21/2021	1,004,693	0.0
250,000	Ventas Realty L.P., 3.500%, 02/01/2025	261,006	0.0
500,000	Ventas Realty L.P., 3.750%, 05/01/2024	525,101	0.0
500,000	Ventas Realty L.P., 4.125%, 01/15/2026	535,513	0.0
1,100,000	Visa, Inc., 2.200%, 12/14/2020	1,104,115	0.1
750,000 (2)	Visa, Inc., 2.750%, 09/15/2027	782,833	0.0
1,000,000	Visa, Inc., 2.800%, 12/14/2022	1,029,091	0.1
500,000	Visa, Inc., 3.150%, 12/14/2025	528,445	0.0
500,000	Visa, Inc., 4.300%, 12/14/2045	615,748	0.0

See Accompanying Notes to Financial Statements

116

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,000,000 (3)	Wells Fargo & Co., 2.879%, 10/30/2030	1,006,709	0.0
1,500,000	Wells Fargo & Co., 3.069%, 01/24/2023	1,531,429	0.1
1,000,000	Wells Fargo & Co., 3.000%, 10/23/2026	1,024,792	0.0
1,000,000 (3)	Wells Fargo & Co., 3.584%, 05/22/2028	1,062,758	0.1
500,000	Wells Fargo & Co., 4.300%, 07/22/2027	547,816	0.0
4,000,000	Wells Fargo & Co., 4.600%, 04/01/2021	4,130,663	0.1
1,000,000	Wells Fargo & Co., 4.900%, 11/17/2045	1,221,395	0.1
983,000	Wells Fargo & Co., 5.606%, 01/15/2044	1,293,500	0.1
1,000,000	Wells Fargo Bank NA, 2.600%, 01/15/2021	1,007,224	0.0
750,000	Wells Fargo Bank NA, 6.600%, 01/15/2038	1,087,312	0.1
500,000	Welltower, Inc., 4.000%, 06/01/2025	538,214	0.0
1,000,000 (2)	Westpac Banking Corp., 2.750%, 01/11/2023	1,019,096	0.0
750,000 (3)	Westpac Banking Corp., 4.322%, 11/23/2031	793,816	0.0
500,000	Zions Bancorp NA, 3.250%, 10/29/2029	490,892	0.0
		293,733,651	9.4

	Industrial: 2.0%
750,000	3M Co., 2.250%, 09/19/2026	750,792	0.0
1,000,000	3M Co., 2.875%, 10/15/2027	1,043,548	0.1
100,000	3M Co., 3.000%, 08/07/2025	105,129	0.0
200,000	3M Co., 3.875%, 06/15/2044	213,250	0.0
1,000,000	3M Co., 4.000%, 09/14/2048	1,102,144	0.1
1,300,000	Agilent Technologies, Inc., 3.200%, 10/01/2022	1,329,990	0.1
1,000,000	Agilent Technologies, Inc., 3.875%, 07/15/2023	1,049,352	0.1
400,000	Arrow Electronics, Inc., 3.500%, 04/01/2022	409,556	0.0
500,000	Boeing Co/The, 2.125%, 03/01/2022	501,295	0.0
500,000	Boeing Co/The, 2.800%, 03/01/2027	507,957	0.0
500,000	Boeing Co/The, 3.300%, 03/01/2035	501,799	0.0
500,000	Boeing Co/The, 3.600%, 05/01/2034	535,575	0.0
500,000	Burlington Northern Santa Fe LLC, 3.000%, 03/15/2023	514,100	0.0
1,000,000 (2)	Burlington Northern Santa Fe LLC, 3.450%, 09/15/2021	1,023,208	0.0
500,000	Burlington Northern Santa Fe LLC, 4.375%, 09/01/2042	580,546	0.0
500,000	Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	585,259	0.0
500,000	Burlington Northern Santa Fe LLC, 4.700%, 09/01/2045	608,992	0.0
400,000	Burlington Northern Santa Fe LLC, 4.900%, 04/01/2044	498,086	0.0
1,000,000	Canadian National Railway Co., 2.250%, 11/15/2022	1,008,051	0.0
750,000	Canadian Pacific Railway Co., 4.800%, 09/15/2035	892,879	0.0
750,000	Canadian Pacific Railway Co., 4.800%, 08/01/2045	929,289	0.0
200,000	Caterpillar Financial Services Corp., 2.400%, 08/09/2026	200,443	0.0
300,000	Caterpillar Financial Services Corp., 2.625%, 03/01/2023	305,682	0.0
500,000	Caterpillar Financial Services Corp., 3.750%, 11/24/2023	533,643	0.0
500,000	Caterpillar, Inc., 2.600%, 06/26/2022	508,776	0.0
250,000 (2)	Caterpillar, Inc., 3.400%, 05/15/2024	264,734	0.0
1,000,000	Caterpillar, Inc., 3.803%, 08/15/2042	1,120,962	0.1
1,250,000	Caterpillar, Inc., 4.300%, 05/15/2044	1,476,456	0.1
500,000	CSX Corp., 3.950%, 05/01/2050	539,577	0.0
500,000	CSX Corp., 4.100%, 03/15/2044	545,795	0.0
1,000,000	CSX Corp., 4.400%, 03/01/2043	1,124,541	0.1
500,000	Deere & Co., 3.900%, 06/09/2042	562,059	0.0
1,000,000 (2)	FedEx Corp., 3.400%, 02/15/2028	1,028,650	0.1
200,000	FedEx Corp., 3.875%, 08/01/2042	192,823	0.0
500,000	FedEx Corp., 4.750%, 11/15/2045	525,875	0.0
500,000	General Dynamics Corp., 2.250%, 11/15/2022	505,390	0.0
500,000	General Dynamics Corp., 3.600%, 11/15/2042	564,358	0.0
500,000	General Electric Co., 2.700%, 10/09/2022	506,811	0.0
430,000	General Electric Co., 5.875%, 01/14/2038	521,004	0.0
2,600,000	Honeywell International, Inc., 3.812%, 11/21/2047	2,952,786	0.1
500,000 (2)	Illinois Tool Works, Inc., 3.500%, 03/01/2024	530,215	0.0
500,000	Illinois Tool Works, Inc., 3.900%, 09/01/2042	578,171	0.0
250,000	Ingersoll-Rand Luxembourg Finance SA, 2.625%, 05/01/2020	250,326	0.0
500,000	Ingersoll-Rand Luxembourg Finance SA, 3.800%, 03/21/2029	536,700	0.0

See Accompanying Notes to Financial Statements

117

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
500,000	Ingersoll-Rand Luxembourg Finance SA, 4.500%, 03/21/2049	561,469	0.0
250,000	Ingersoll-Rand Luxembourg Finance SA, 4.650%, 11/01/2044	282,312	0.0
750,000	John Deere Capital Corp., 2.800%, 03/04/2021	759,347	0.0
1,000,000 (2)	John Deere Capital Corp., 2.800%, 03/06/2023	1,026,495	0.0
1,000,000 (2)	John Deere Capital Corp., 2.800%, 09/08/2027	1,028,891	0.1
500,000	John Deere Capital Corp., 3.350%, 06/12/2024	527,460	0.0
1,000,000	John Deere Capital Corp., 3.450%, 03/07/2029	1,086,994	0.1
373,000 (3)	Johnson Controls International plc, 3.625%, 07/02/2024	389,324	0.0
250,000 (3)	Johnson Controls International plc, 4.625%, 07/02/2044	274,472	0.0
24,000	Johnson Controls International plc, 5.125%, 09/14/2045	28,000	0.0
800,000 (1)	L3Harris Technologies, Inc., 4.950%, 02/15/2021	819,730	0.0
500,000	Lockheed Martin Corp., 2.500%, 11/23/2020	502,704	0.0
500,000	Lockheed Martin Corp., 3.100%, 01/15/2023	515,817	0.0
1,000,000	Lockheed Martin Corp., 3.550%, 01/15/2026	1,072,643	0.1
1,250,000	Lockheed Martin Corp., 3.600%, 03/01/2035	1,366,341	0.1
500,000	Lockheed Martin Corp., 4.500%, 05/15/2036	592,568	0.0
500,000	Lockheed Martin Corp., 4.700%, 05/15/2046	637,412	0.0
642,000	Norfolk Southern Corp., 3.942%, 11/01/2047	688,398	0.0
1,000,000	Norfolk Southern Corp., 3.950%, 10/01/2042	1,066,757	0.1
500,000	Norfolk Southern Corp., 4.450%, 06/15/2045	576,291	0.0
375,000	Norfolk Southern Corp., 4.800%, 08/15/2043	429,070	0.0
750,000	Northrop Grumman Corp., 2.930%, 01/15/2025	773,162	0.0
500,000	Northrop Grumman Corp., 3.850%, 04/15/2045	538,229	0.0
1,000,000	Northrop Grumman Corp., 4.030%, 10/15/2047	1,116,800	0.1
200,000	Packaging Corp. of America, 3.650%, 09/15/2024	210,224	0.0
250,000	Parker-Hannifin Corp., 4.200%, 11/21/2034	276,671	0.0
2,000,000	Republic Services, Inc., 5.250%, 11/15/2021	2,121,466	0.1
500,000	Ryder System, Inc., 2.500%, 05/11/2020	500,587	0.0
500,000	Ryder System, Inc., 2.900%, 12/01/2026	503,622	0.0
300,000	Stanley Black & Decker, Inc., 2.900%, 11/01/2022	306,907	0.0
750,000	Textron, Inc., 3.650%, 03/01/2021	763,696	0.0
500,000	Union Pacific Corp., 2.750%, 04/15/2023	509,458	0.0
500,000	Union Pacific Corp., 2.750%, 03/01/2026	511,140	0.0
250,000	Union Pacific Corp., 3.375%, 02/01/2035	258,968	0.0
250,000	Union Pacific Corp., 3.750%, 03/15/2024	265,202	0.0
250,000	Union Pacific Corp., 3.799%, 10/01/2051	266,087	0.0
750,000	Union Pacific Corp., 4.050%, 11/15/2045	815,269	0.0
500,000	Union Pacific Corp., 4.250%, 04/15/2043	557,404	0.0
1,000,000	United Parcel Service, Inc., 2.800%, 11/15/2024	1,035,473	0.1
1,000,000	United Parcel Service, Inc., 3.050%, 11/15/2027	1,051,435	0.1
500,000	United Technologies Corp., 3.650%, 08/16/2023	527,031	0.0
500,000	United Technologies Corp., 3.950%, 08/16/2025	545,403	0.0
500,000	United Technologies Corp., 4.125%, 11/16/2028	563,235	0.0
500,000	United Technologies Corp., 4.150%, 05/15/2045	572,464	0.0
1,000,000	United Technologies Corp., 4.450%, 11/16/2038	1,183,248	0.1
406,000	United Technologies Corp., 6.125%, 07/15/2038	563,642	0.0
500,000	United Technologies Corp., 3.350%, 08/16/2021	511,997	0.0
500,000	United Technologies Corp., 4.500%, 06/01/2042	598,854	0.0
1,000,000	United Technologies Corp., 4.625%, 11/16/2048	1,250,963	0.1
		63,497,706	2.0

	Technology: 1.8%
500,000	Analog Devices, Inc., 3.900%, 12/15/2025	537,376	0.0
500,000	Apple, Inc., 2.150%, 02/09/2022	504,196	0.0
1,000,000	Apple, Inc., 2.250%, 02/23/2021	1,005,844	0.0
1,000,000	Apple, Inc., 2.400%, 01/13/2023	1,016,617	0.0
1,000,000	Apple, Inc., 2.400%, 05/03/2023	1,017,022	0.0
750,000	Apple, Inc., 2.500%, 02/09/2022	761,236	0.0
750,000	Apple, Inc., 3.000%, 02/09/2024	779,049	0.0
1,000,000	Apple, Inc., 3.200%, 05/13/2025	1,056,413	0.1

See Accompanying Notes to Financial Statements

118

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
1,000,000	Apple, Inc., 3.250%, 02/23/2026	1,058,858	0.1
1,000,000	Apple, Inc., 3.350%, 02/09/2027	1,064,871	0.1
500,000	Apple, Inc., 3.450%, 05/06/2024	530,894	0.0
500,000	Apple, Inc., 3.450%, 02/09/2045	526,270	0.0
1,000,000	Apple, Inc., 3.850%, 05/04/2043	1,121,497	0.1
400,000	Apple, Inc., 4.375%, 05/13/2045	484,028	0.0
500,000	Apple, Inc., 4.450%, 05/06/2044	609,118	0.0
500,000	Applied Materials, Inc., 3.900%, 10/01/2025	545,022	0.0
400,000	Autodesk, Inc., 3.600%, 12/15/2022	413,774	0.0
250,000	Autodesk, Inc., 4.375%, 06/15/2025	272,985	0.0
1,000,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/2024	1,036,283	0.1
1,000,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 01/15/2027	1,038,553	0.1
400,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	411,651	0.0
400,000 (1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	433,866	0.0
400,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	460,388	0.0
400,000 (1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	550,596	0.0
1,000,000	Hewlett Packard Enterprise Co., 3.500%, 10/05/2021	1,025,199	0.0
500,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	505,716	0.0
500,000	Hewlett Packard Enterprise Co., 4.400%, 10/15/2022	528,208	0.0
321,000	HP, Inc., 3.750%, 12/01/2020	325,663	0.0
1,000,000	International Business Machines Corp., 1.625%, 05/15/2020	999,747	0.0
1,030,000	International Business Machines Corp., 2.250%, 02/19/2021	1,033,805	0.1
1,020,000	International Business Machines Corp., 2.500%, 01/27/2022	1,031,863	0.0
1,000,000	International Business Machines Corp., 3.375%, 08/01/2023	1,046,865	0.1
1,000,000 (2)	International Business Machines Corp., 3.450%, 02/19/2026	1,065,863	0.1
500,000	Intel Corp., 2.450%, 11/15/2029	498,514	0.0
1,000,000 (2)	Intel Corp., 3.150%, 05/11/2027	1,058,314	0.1
1,760,000	Intel Corp., 3.700%, 07/29/2025	1,903,287	0.1
272,000	Intel Corp., 3.734%, 12/08/2047	300,263	0.0
500,000	Lam Research Corp., 2.800%, 06/15/2021	505,399	0.0
400,000	Lam Research Corp., 3.800%, 03/15/2025	426,980	0.0
750,000	Lam Research Corp., 4.000%, 03/15/2029	826,526	0.0
750,000	Microsoft Corp., 1.550%, 08/08/2021	749,010	0.0
1,000,000	Microsoft Corp., 2.375%, 05/01/2023	1,017,476	0.0
1,000,000	Microsoft Corp., 2.400%, 08/08/2026	1,012,942	0.0
1,000,000	Microsoft Corp., 2.700%, 02/12/2025	1,033,501	0.0
500,000	Microsoft Corp., 2.875%, 02/06/2024	518,738	0.0
500,000	Microsoft Corp., 3.125%, 11/03/2025	529,214	0.0
1,500,000	Microsoft Corp., 3.300%, 02/06/2027	1,603,323	0.1
250,000	Microsoft Corp., 3.500%, 02/12/2035	275,251	0.0
750,000	Microsoft Corp., 3.625%, 12/15/2023	798,630	0.0
250,000	Microsoft Corp., 3.750%, 02/12/2045	283,865	0.0
500,000	Microsoft Corp., 3.950%, 08/08/2056	591,203	0.0
1,000,000	Microsoft Corp., 4.200%, 11/03/2035	1,188,645	0.1
1,000,000	Microsoft Corp., 4.250%, 02/06/2047	1,224,806	0.1
1,000,000	Microsoft Corp., 4.450%, 11/03/2045	1,250,090	0.1
250,000	Microsoft Corp., 4.875%, 12/15/2043	326,837	0.0
250,000	NetApp, Inc., 3.375%, 06/15/2021	254,174	0.0
1,000,000	Oracle Corp., 1.900%, 09/15/2021	1,002,090	0.0
500,000	Oracle Corp., 2.500%, 10/15/2022	509,204	0.0
750,000	Oracle Corp., 2.800%, 07/08/2021	761,474	0.0
1,000,000	Oracle Corp., 2.950%, 11/15/2024	1,039,198	0.1
750,000	Oracle Corp., 2.950%, 05/15/2025	780,656	0.0
1,000,000 (2)	Oracle Corp., 3.250%, 11/15/2027	1,059,848	0.1
500,000	Oracle Corp., 3.400%, 07/08/2024	527,757	0.0
400,000	Oracle Corp., 3.850%, 07/15/2036	438,250	0.0
750,000	Oracle Corp., 3.900%, 05/15/2035	836,033	0.0
750,000	Oracle Corp., 4.125%, 05/15/2045	846,236	0.0
180,000	Oracle Corp., 4.300%, 07/08/2034	210,497	0.0
1,500,000	Oracle Corp., 5.375%, 07/15/2040	1,947,973	0.1

See Accompanying Notes to Financial Statements

119

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
500,000	QUALCOMM, Inc., 3.000%, 05/20/2022	512,563	0.0
850,000	QUALCOMM, Inc., 4.650%, 05/20/2035	1,009,890	0.0
350,000	QUALCOMM, Inc., 4.800%, 05/20/2045	428,230	0.0
		54,886,223	1.8

	Utilities: 2.0%
500,000	Alabama Power Co., 4.150%, 08/15/2044	556,650	0.0
300,000	Ameren Illinois Co., 2.700%, 09/01/2022	305,313	0.0
250,000	Ameren Illinois Co., 4.300%, 07/01/2044	284,984	0.0
500,000	Appalachian Power Co., 4.400%, 05/15/2044	564,278	0.0
750,000	Appalachian Power Co., 4.450%, 06/01/2045	857,967	0.0
150,000	Arizona Public Service Co., 2.200%, 01/15/2020	150,002	0.0
750,000	Arizona Public Service Co., 2.950%, 09/15/2027	770,000	0.0
400,000	Arizona Public Service Co., 3.350%, 06/15/2024	417,952	0.0
500,000	Atmos Energy Corp., 4.125%, 10/15/2044	562,596	0.0
500,000	Atmos Energy Corp., 4.125%, 03/15/2049	573,625	0.0
1,000,000 (2)	Baltimore Gas & Electric Co., 3.350%, 07/01/2023	1,037,016	0.1
500,000	Baltimore Gas & Electric Co., 3.500%, 08/15/2046	508,549	0.0
1,668,000	Berkshire Hathaway Energy Co., 6.125%, 04/01/2036	2,298,551	0.1
750,000	CenterPoint Energy Houston Electric LLC, 3.000%, 02/01/2027	773,026	0.0
250,000	CMS Energy Corp., 3.875%, 03/01/2024	263,153	0.0
250,000	CMS Energy Corp., 4.875%, 03/01/2044	298,167	0.0
200,000	Consolidated Edison Co. of New York, Inc., 4.300%, 12/01/2056	225,420	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.450%, 03/15/2044	580,172	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.500%, 12/01/2045	587,474	0.0
400,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	485,112	0.0
300,000	Consumers Energy Co., 2.850%, 05/15/2022	306,632	0.0
500,000	Consumers Energy Co., 3.950%, 07/15/2047	559,926	0.0
210,000	Dominion Energy Gas Holdings LLC, 2.800%, 11/15/2020	211,503	0.0
200,000	Dominion Energy Gas Holdings LLC, 3.600%, 12/15/2024	209,954	0.0
250,000	DTE Electric Co., 4.300%, 07/01/2044	289,188	0.0
400,000	DTE Energy Co., 3.500%, 06/01/2024	417,565	0.0
400,000	DTE Energy Co., 3.850%, 12/01/2023	419,720	0.0
500,000	Duke Energy Carolinas LLC, 2.500%, 03/15/2023	507,666	0.0
500,000	Duke Energy Corp., 3.750%, 09/01/2046	516,460	0.0
500,000	Duke Energy Corp., 3.950%, 10/15/2023	530,497	0.0
500,000	Duke Energy Corp., 4.800%, 12/15/2045	592,085	0.0
1,000,000	Duke Energy Florida LLC, 3.800%, 07/15/2028	1,094,931	0.1
150,000	Duke Energy Progress LLC, 4.150%, 12/01/2044	169,309	0.0
750,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	852,873	0.0
500,000	Enel Generacion Chile SA, 4.250%, 04/15/2024	527,379	0.0
400,000	Entergy Arkansas LLC, 3.500%, 04/01/2026	421,886	0.0
400,000	Entergy Arkansas LLC, 3.700%, 06/01/2024	424,663	0.0
500,000	Entergy Louisiana LLC, 4.950%, 01/15/2045	536,131	0.0
1,500,000 (2)	Exelon Corp., 4.950%, 06/15/2035	1,737,763	0.1
750,000	Exelon Corp., 5.100%, 06/15/2045	902,868	0.1
500,000	Florida Power & Light Co., 3.250%, 06/01/2024	523,655	0.0
750,000	Florida Power & Light Co., 3.800%, 12/15/2042	817,227	0.0
1,500,000	Florida Power & Light Co., 4.050%, 06/01/2042	1,704,320	0.1
500,000 (2)	Georgia Power Co., 3.250%, 04/01/2026	519,064	0.0
500,000	Indiana Michigan Power Co., 4.550%, 03/15/2046	584,064	0.0
1,000,000 (1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	1,091,575	0.1
1,000,000	ITC Holdings Corp., 3.350%, 11/15/2027	1,043,302	0.1
250,000	ITC Holdings Corp., 3.650%, 06/15/2024	261,701	0.0
500,000	Jersey Central Power & Light Co., 6.150%, 06/01/2037	646,227	0.0
2,500,000	Kentucky Utilities Co., 5.125%, 11/01/2040	3,101,275	0.1
500,000	MidAmerican Energy Co., 3.100%, 05/01/2027	521,268	0.0
500,000	MidAmerican Energy Co., 3.950%, 08/01/2047	565,901	0.0
2,000,000	Mississippi Power Co., 4.250%, 03/15/2042	2,148,713	0.1
250,000 (1)	Monongahela Power Co., 5.400%, 12/15/2043	322,965	0.0
1,000,000	National Fuel Gas Co., 5.200%, 07/15/2025	1,106,197	0.1
250,000	National Rural Utilities Cooperative Finance Corp., 2.300%, 11/01/2020	250,909	0.0

See Accompanying Notes to Financial Statements

120

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
1,000,000 (3)	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/2046	1,084,051	0.1
500,000 (2)	Northern States Power Co/MN, 4.125%, 05/15/2044	574,066	0.0
250,000	Oklahoma Gas & Electric Co., 4.000%, 12/15/2044	262,622	0.0
250,000	Oklahoma Gas & Electric Co., 4.550%, 03/15/2044	283,136	0.0
750,000	Oncor Electric Delivery Co. LLC, 4.100%, 06/01/2022	784,039	0.0
1,000,000	PacifiCorp, 4.150%, 02/15/2050	1,147,081	0.1
750,000	PECO Energy Co., 4.150%, 10/01/2044	845,723	0.0
250,000	Piedmont Natural Gas Co., 4.100%, 09/18/2034	282,571	0.0
500,000	PSEG Power LLC, 3.000%, 06/15/2021	505,712	0.0
1,910,000	Public Service Co. of Colorado, 3.200%, 11/15/2020	1,919,821	0.1
1,000,000	Public Service Co. of Colorado, 3.700%, 06/15/2028	1,089,449	0.1
500,000	Public Service Co. of Colorado, 4.100%, 06/15/2048	576,061	0.0
1,000,000	Public Service Electric & Gas Co., 2.375%, 05/15/2023	1,013,416	0.1
750,000	Public Service Electric & Gas Co., 3.800%, 01/01/2043	821,575	0.0
250,000	Public Service Electric & Gas Co., 4.000%, 06/01/2044	275,855	0.0
500,000	Sempra Energy, 2.850%, 11/15/2020	502,873	0.0
750,000	Sempra Energy, 3.550%, 06/15/2024	785,670	0.0
250,000	Sempra Energy, 3.750%, 11/15/2025	264,606	0.0
750,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	754,061	0.0
250,000	Dominion Energy South Carolina, Inc., 5.100%, 06/01/2065	324,438	0.0
1,372,234	Southaven Combined Cycle Generation LLC, 3.846%, 08/15/2033	1,500,228	0.1
500,000	Southern California Edison Co., 3.900%, 03/15/2043	512,393	0.0
750,000	Southern California Edison Co., 4.000%, 04/01/2047	788,483	0.0
500,000	Southern California Edison Co., 4.650%, 10/01/2043	566,564	0.0
500,000	Southern California Gas Co., 4.300%, 01/15/2049	569,797	0.0
1,000,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	1,105,171	0.1
500,000	Southern Power Co., 4.150%, 12/01/2025	542,233	0.0
250,000	Union Electric Co., 3.500%, 04/15/2024	262,888	0.0
300,000	Union Electric Co., 3.900%, 09/15/2042	326,911	0.0
500,000	Virginia Electric & Power Co., 4.450%, 02/15/2044	580,074	0.0
1,533,000	Virginia Electric & Power Co., 6.000%, 05/15/2037	2,070,285	0.1
1,000,000	Evergy Kansas Central, Inc., 4.125%, 03/01/2042	1,111,504	0.1
500,000	Evergy Kansas Central, Inc., 4.625%, 09/01/2043	594,499	0.0
250,000	Wisconsin Electric Power Co., 4.250%, 06/01/2044	280,386	0.0
500,000	Wisconsin Power & Light Co., 4.100%, 10/15/2044	545,092	0.0
		63,990,703	2.0

	Total Corporate Bonds/Notes
	(Cost $791,788,825)	853,097,013	27.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
1,379,013	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,412,965	0.1
1,112,641	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/2036	1,253,659	0.0

	Total Collateralized Mortgage Obligations
	(Cost $2,619,150)	2,666,624	0.1

MUNICIPAL BONDS: 1.0%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/2039	6,961,836	0.2

	Connecticut: 0.1%
3,735,000	State of Connecticut, 5.850%, 03/15/2032	4,813,780	0.1

	New Jersey: 0.3%
3,425,000	New Jersey Turnpike Authority, 7.102%, 01/01/2041	5,229,530	0.2
2,335,000	Port Authority of New York & New Jersey, 4.926%, 10/01/2051	3,030,106	0.1
		8,259,636	0.3

	New York: 0.2%
3,495,000	Metropolitan Transportation Authority, 6.814%, 11/15/2040	4,968,737	0.2

	Washington: 0.2%
3,900,000	State of Washington, 5.140%, 08/01/2040	4,984,746	0.2

	Total Municipal Bonds
	(Cost $22,857,911)	29,988,735	1.0

U.S. TREASURY OBLIGATIONS: 38.0%
	U.S. Treasury Bonds: 6.5%
10,659,000	2.250%,08/15/2046	10,349,688	0.3

See Accompanying Notes to Financial Statements

121

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	U.S. Treasury Bonds: (continued)
84,724,000 (2)	2.250%,08/15/2049	82,117,602	2.6
7,000,000	2.500%,02/15/2046	7,140,636	0.2
9,072,000	2.500%,05/15/2046	9,254,262	0.3
2,000	2.750%,11/15/2042	2,132	0.0
9,022,000	3.000%,11/15/2044	10,048,441	0.3
10,042,000	3.000%,11/15/2045	11,224,410	0.4
26,600	3.000%,02/15/2049	29,983	0.0
2,882,000	3.125%,02/15/2043	3,265,858	0.1
5,686,000	3.125%,08/15/2044	6,462,698	0.2
13,888,000	3.625%,08/15/2043	17,016,846	0.6
14,092,000	3.625%,02/15/2044	17,303,623	0.6
13,251,000	3.750%,11/15/2043	16,556,997	0.5
7,845,000	3.875%,08/15/2040	9,880,616	0.3
1,505,000	4.375%,05/15/2040	2,019,279	0.1
830,000	6.000%,02/15/2026	1,033,056	0.0
		203,706,127	6.5

	U.S. Treasury Notes: 31.5%
10,000,000	1.125%,02/28/2021	9,941,385	0.3
8,000,000	1.125%,08/31/2021	7,938,248	0.3
13,040,000	1.250%,10/31/2021	12,960,710	0.4
933,000	1.375%,01/31/2020	932,798	0.0
10,000,000	1.375%,10/31/2020	9,977,278	0.3
37,540,000	1.375%,04/30/2021	37,424,924	1.2
7,000,000	1.375%,08/31/2023	6,930,450	0.2
5,000,000	1.375%,09/30/2023	4,946,508	0.2
752,000	1.500%,05/31/2020	751,616	0.0
4,833,000	1.500%,01/31/2022	4,825,114	0.2
10,000,000	1.500%,02/28/2023	9,961,043	0.3
10,000,000	1.500%,03/31/2023	9,959,281	0.3
2,976,000	1.625%,08/15/2022	2,977,995	0.1
6,480,000	1.625%,04/30/2023	6,476,783	0.2
10,184,000	1.625%,05/31/2023	10,179,536	0.3
4,046,000	1.625%,10/31/2023	4,040,015	0.1
24,847,000	1.625%,02/15/2026	24,607,079	0.8
7,810,000	1.750%,04/30/2022	7,837,845	0.3
168,000	1.750%,07/15/2022	168,606	0.0
18,000,000	1.750%,09/30/2022	18,067,008	0.6
69,000	1.750%,01/31/2023	69,260	0.0
8,000,000	1.875%,11/30/2021	8,045,505	0.3
10,000,000	1.875%,05/31/2022	10,066,708	0.3
3,003,000	1.875%,08/31/2022	3,024,171	0.1
10,000	1.875%,06/30/2026	10,040	0.0
12,097,000	2.000%,02/28/2021	12,146,591	0.4
8,063,000	2.000%,12/31/2021	8,126,634	0.3
4,000,000	2.000%,07/31/2022	4,040,177	0.1
17,133,000	2.000%,11/15/2026	17,314,468	0.6
3,700,000	2.125%,09/30/2021	3,732,945	0.1
3,774,000	2.125%,12/31/2021	3,813,304	0.1
10,105,000	2.125%,06/30/2022	10,236,175	0.3
5,000,000	2.125%,11/30/2023	5,086,074	0.2
20,000,000	2.125%,05/15/2025	20,397,140	0.7
51,000	2.250%,04/30/2021	51,435	0.0
3,011,000	2.250%,12/31/2023	3,077,650	0.1
19,000	2.250%,04/30/2024	19,444	0.0
26,457,000	2.250%,11/15/2024	27,131,904	0.9
1,352,000	2.250%,11/15/2025	1,387,720	0.0
19,590,000	2.375%,12/31/2020	19,728,703	0.6
373,000	2.375%,04/30/2026	385,792	0.0
68,000	2.375%,05/15/2029	70,636	0.0
9,874,000	2.500%,05/15/2024	10,210,560	0.3
11,396,000	2.750%,09/15/2021	11,614,401	0.4
36,569,500	2.750%,11/15/2023	38,042,433	1.2
37,052,000	2.750%,02/15/2024	38,625,530	1.2
16,545,000	2.875%,10/31/2020	16,710,346	0.5
7,790,000	3.500%,05/15/2020	7,842,323	0.3
456,000(2)	1.500%,10/31/2024	451,836	0.0
140,440,000 (2)	1.625%,12/31/2021	140,581,708	4.5
86,939,000	1.625%,12/15/2022	86,980,284	2.8
90,454,000	1.750%,12/31/2024	90,659,200	2.9
92,431,000	1.750%,12/31/2026	91,896,485	2.9
83,733,000 (2)	1.750%,11/15/2029	82,414,843	2.6
20,498,000	2.125%,01/31/2021	20,605,378	0.7
		985,502,025	31.5

	Total U.S. Treasury Obligations
	(Cost $1,169,654,753)	1,189,208,152	38.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 27.8%
	Federal Home Loan Mortgage Corporation: 6.5%(4)
5,782,970	3.000%,04/01/2045	5,936,883	0.2
6,090,397	3.000%,04/01/2045	6,271,290	0.2
24,934,727	3.000%,05/01/2045	25,544,508	0.8
8,837,700	3.000%,11/01/2046	9,122,275	0.3
9,376,850	3.000%,11/01/2047	9,655,061	0.3
331,674	3.500%,01/01/2042	349,692	0.0
1,862,759	3.500%,01/01/2042	1,964,247	0.1
5,874,871	3.500%,08/01/2042	6,178,308	0.2
22,960,712	3.500%,04/01/2043	24,150,273	0.8
24,209,304	3.500%,02/01/2044	25,459,764	0.8
8,716,746	3.500%,12/01/2046	9,145,149	0.3
5,815,854	3.500%,12/01/2047	6,097,989	0.2
25,519,294	3.500%,03/01/2048	26,944,402	0.9
786,633	4.000%,01/01/2025	820,976	0.0
124,544	4.000%,08/01/2040	133,661	0.0
1,496,736	4.000%,04/01/2041	1,606,525	0.1
1,198,917	4.000%,05/01/2041	1,269,992	0.1
62,798	4.000%,08/01/2041	67,422	0.0
195,281	4.000%,12/01/2041	209,428	0.0
754,926	4.000%,01/01/2042	785,927	0.0
2,784,278	4.000%,03/01/2042	2,989,516	0.1
78,945	4.000%,12/01/2042	84,613	0.0
862,061	4.000%,02/01/2044	939,086	0.1
710,618	4.000%,07/01/2045	753,655	0.0
792,295	4.000%,09/01/2045	840,230	0.0
537,524	4.000%,09/01/2045	570,037	0.0
621,012	4.000%,09/01/2045	658,592	0.0
1,877,628	4.000%,05/01/2046	1,986,517	0.1
692,232	4.000%,11/01/2047	723,628	0.0
933,453	4.000%,03/01/2048	979,626	0.1
3,717	4.500%,04/01/2023	3,854	0.0
70,481	4.500%,03/01/2039	76,570	0.0
213,137	4.500%,08/01/2039	231,615	0.0
264,966	4.500%,09/01/2039	287,890	0.0
341,350	4.500%,09/01/2039	370,874	0.0
516,777	4.500%,09/01/2039	561,487	0.0
577,187	4.500%,10/01/2039	627,044	0.0
726,486	4.500%,12/01/2039	789,565	0.0
226,929	4.500%,03/01/2040	246,650	0.0
482,280	4.500%,04/01/2040	524,272	0.0
97,563	4.500%,06/01/2040	106,047	0.0
485,854	4.500%,07/01/2040	528,016	0.0
533,116	4.500%,07/01/2040	574,034	0.0
493,162	4.500%,08/01/2040	535,980	0.0
162,971	4.500%,08/01/2040	177,127	0.0
157,337	4.500%,03/01/2041	170,992	0.0
553,839	4.500%,03/01/2041	601,932	0.0
225,674	4.500%,04/01/2041	245,293	0.0
683,309	4.500%,06/01/2041	742,825	0.0
578,322	4.500%,07/01/2041	628,697	0.0
3,717,609	4.500%,08/01/2041	4,041,464	0.2
92,003	4.500%,08/01/2041	97,998	0.0
3,594,436	4.500%,07/01/2048	3,785,120	0.1
17,061	5.000%,03/01/2034	18,817	0.0
109,305	5.000%,12/01/2034	120,663	0.0
346,270	5.000%,08/01/2035	382,075	0.0
126,991	5.000%,08/01/2035	139,974	0.0
116,322	5.000%,10/01/2035	128,437	0.0

See Accompanying Notes to Financial Statements

122

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Federal Home Loan Mortgage Corporation: (continued)
106,041	5.000%,10/01/2035	115,167	0.0
148,885	5.000%,10/01/2035	164,229	0.0
271,380	5.000%,12/01/2035	299,590	0.0
37,325	5.000%,04/01/2036	41,144	0.0
119,836	5.000%,11/01/2036	132,199	0.0
85,780	5.000%,02/01/2037	94,679	0.0
67,948	5.000%,05/01/2037	74,972	0.0
991,349	5.000%,10/01/2037	1,093,849	0.1
177,306	5.000%,03/01/2038	195,736	0.0
589,082	5.000%,03/01/2038	650,328	0.0
513,757	5.000%,03/01/2038	567,370	0.0
178,964	5.000%,04/01/2038	197,262	0.0
18,273	5.000%,10/01/2038	20,158	0.0
69,884	5.000%,06/01/2040	77,203	0.0
178,423	5.000%,08/01/2040	197,110	0.0
420,085	5.000%,04/01/2041	463,445	0.0
814,070	5.008%, (US0012M + 1.900%),02/01/2042	850,391	0.0
53,919	5.490%,02/01/2037	58,036	0.0
115,933	5.500%,12/01/2024	120,096	0.0
84,933	5.500%,09/01/2034	95,687	0.0
95,909	5.500%,01/01/2035	107,513	0.0
979,750	5.500%,09/01/2035	1,103,009	0.1
44,871	5.500%,09/01/2035	50,445	0.0
833,502	5.500%,10/01/2035	937,330	0.1
65,247	5.500%,03/01/2036	73,061	0.0
289,034	5.500%,03/01/2036	325,384	0.0
49,917	5.500%,05/01/2036	56,092	0.0
257,316	5.500%,06/01/2036	289,763	0.0
4,171	5.500%,07/01/2036	4,699	0.0
103,230	5.500%,07/01/2036	116,310	0.0
16,758	5.500%,07/01/2036	18,868	0.0
20,637	5.500%,10/01/2036	23,215	0.0
113,347	5.500%,11/01/2036	127,440	0.0
11,618	5.500%,12/01/2036	12,497	0.0
64,905	5.500%,12/01/2036	73,001	0.0
85,417	5.500%,12/01/2036	96,125	0.0
77,989	5.500%,02/01/2037	87,740	0.0
12,324	5.500%,02/01/2037	13,791	0.0
26,279	5.500%,05/01/2037	29,490	0.0
3,784	5.500%,06/01/2037	4,253	0.0
41,797	5.500%,12/01/2037	46,886	0.0
22,538	5.500%,03/01/2038	25,312	0.0
12,808	5.500%,06/01/2038	14,390	0.0
5,425	5.500%,06/01/2038	6,083	0.0
10,639	5.500%,08/01/2038	11,889	0.0
2,047	5.500%,10/01/2038	2,241	0.0
777,619	5.500%,11/01/2038	874,300	0.1
17,673	5.500%,12/01/2038	19,861	0.0
12,997	5.500%,12/01/2038	14,597	0.0
13,524	5.500%,12/01/2038	15,156	0.0
22,765	5.500%,01/01/2039	25,572	0.0
127,489	5.500%,01/01/2039	143,303	0.0
86,174	5.500%,01/01/2040	96,187	0.0
87,524	5.500%,01/01/2040	98,330	0.0
83,515	5.500%,03/01/2040	93,689	0.0
112,482	5.500%,01/01/2041	121,258	0.0
62,160	5.750%,05/01/2037	67,834	0.0
122,004	5.800%,07/01/2037	133,192	0.0
66,941	5.800%,08/01/2037	73,238	0.0
75,827	5.800%,09/01/2037	82,992	0.0
39,137	5.800%,09/01/2037	42,834	0.0
5,409	6.000%,04/01/2028	6,053	0.0
48,731	6.000%,07/01/2028	53,677	0.0
229	6.000%,04/01/2036	253	0.0
3,668	6.000%,04/01/2036	4,205	0.0
10,704	6.000%,04/01/2036	12,257	0.0
35,473	6.000%,06/01/2036	40,694	0.0
11,539	6.000%,07/01/2036	13,234	0.0
75,502	6.000%,08/01/2036	86,580	0.0
11,180	6.000%,08/01/2036	12,840	0.0
4,824	6.000%,08/01/2036	5,333	0.0
69,525	6.000%,01/01/2037	78,721	0.0
53,437	6.000%,02/01/2037	61,368	0.0
3,191	6.000%,04/01/2037	3,659	0.0
19,789	6.000%,06/01/2037	22,739	0.0
1,550	6.000%,06/01/2037	1,776	0.0
338	6.000%,07/01/2037	387	0.0
8,531	6.000%,07/01/2037	9,795	0.0
2,153	6.000%,08/01/2037	2,460	0.0
3,907	6.000%,08/01/2037	4,480	0.0
156,855	6.000%,08/01/2037	175,912	0.0
27,684	6.000%,08/01/2037	31,733	0.0
7,663	6.000%,08/01/2037	8,467	0.0
6,680	6.000%,08/01/2037	7,362	0.0
8,978	6.000%,08/01/2037	10,286	0.0
18,601	6.000%,09/01/2037	21,264	0.0
6,696	6.000%,09/01/2037	7,691	0.0
3,429	6.000%,09/01/2037	3,927	0.0
11,399	6.000%,10/01/2037	13,093	0.0
19,512	6.000%,10/01/2037	21,515	0.0
15,302	6.000%,10/01/2037	17,575	0.0
5,967	6.000%,10/01/2037	6,571	0.0
33,480	6.000%,11/01/2037	38,375	0.0
3,271	6.000%,11/01/2037	3,752	0.0
1,221	6.000%,11/01/2037	1,344	0.0
972	6.000%,12/01/2037	1,072	0.0
67,090	6.000%,12/01/2037	76,822	0.0
21,181	6.000%,01/01/2038	24,327	0.0
20,820	6.000%,01/01/2038	23,382	0.0
3,151	6.000%,01/01/2038	3,614	0.0
2,501	6.000%,02/01/2038	2,759	0.0
19,775	6.000%,02/01/2038	21,844	0.0
18,015	6.000%,05/01/2038	20,014	0.0
1,780	6.000%,06/01/2038	2,042	0.0
64,595	6.000%,07/01/2038	74,066	0.0
37,349	6.000%,07/01/2038	42,856	0.0
11,137	6.000%,09/01/2038	12,277	0.0
1,129	6.000%,09/01/2038	1,295	0.0
284,669	6.000%,09/01/2038	326,130	0.0
10,231	6.000%,09/01/2038	11,751	0.0
19,616	6.000%,11/01/2038	22,493	0.0
147,789	6.000%,01/01/2039	168,640	0.0
185,605	6.000%,04/01/2039	212,948	0.0
48,521	6.000%,08/01/2039	55,731	0.0
60,205	6.000%,10/01/2039	69,153	0.0
53,544	6.000%,11/01/2039	59,088	0.0
24,802	6.000%,11/01/2039	28,452	0.0
2,189	6.000%,12/01/2039	2,514	0.0
78,224	6.000%,05/01/2040	89,846	0.0
59,251	6.150%,12/01/2037	65,537	0.0
73,350	6.150%,01/01/2038	81,222	0.0
157,997	6.150%,02/01/2038	175,107	0.0
84,493	6.150%,02/01/2038	93,519	0.0
840,000	6.250%,07/15/2032	1,209,040	0.1
12,748	6.500%,06/01/2036	14,364	0.0
2,441	6.500%,08/01/2036	2,803	0.0
45,552	6.500%,10/01/2036	51,493	0.0
1,493	6.500%,10/01/2036	1,700	0.0
20,714	6.500%,07/01/2037	23,203	0.0
6,921	6.500%,09/01/2037	7,719	0.0
3,860	6.500%,10/01/2037	4,323	0.0
4,561	6.500%,11/01/2037	5,142	0.0
10,006	6.500%,04/01/2038	11,326	0.0
20,882	6.500%,04/01/2038	23,484	0.0
628	6.500%,05/01/2038	698	0.0

See Accompanying Notes to Financial Statements

123

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Federal Home Loan Mortgage Corporation: (continued)
3,568	6.500%,05/01/2038	3,965	0.0
2,164	6.500%,07/01/2038	2,405	0.0
1,319	6.500%,08/01/2038	1,480	0.0
270	6.500%,10/01/2038	301	0.0
7,830	6.500%,11/01/2038	8,788	0.0
1,267	6.500%,12/01/2038	1,408	0.0
12,285	6.500%,12/01/2038	14,079	0.0
599,645	6.500%,12/01/2038	686,730	0.0
7,340	6.500%,12/01/2038	8,157	0.0
57,282	6.500%,12/01/2038	63,656	0.0
2,973	6.500%,01/01/2039	3,465	0.0
		204,760,013	6.5

	Federal National Mortgage Association: 1.2%(4)
2,420,000	1.500%,06/22/2020	2,418,412	0.1
5,046,726	3.000%,09/01/2046	5,076,421	0.2
19,804,852	3.500%,11/01/2051	20,780,017	0.7
1,327,424	3.720%,10/01/2029	1,437,450	0.0
69,570	5.700%,07/01/2036	71,527	0.0
15,249	5.700%,07/01/2036	15,271	0.0
805,000	6.625%,11/15/2030	1,146,827	0.0
3,430,000	7.125%,01/15/2030	4,963,808	0.2
		35,909,733	1.2

	Government National Mortgage Association: 8.5%
11,396,853	3.000%,04/15/2045	11,733,032	0.4
9,060,898	3.000%,07/20/2045	9,355,175	0.3
4,333,868	3.000%,04/20/2046	4,473,447	0.2
17,410,877	3.000%,07/20/2046	17,966,721	0.6
8,191,164	3.000%,07/20/2047	8,445,092	0.3
24,178,560	3.000%,04/20/2048	24,862,893	0.8
22,817,663	3.500%,03/20/2047	23,846,396	0.8
12,466,143	3.500%,09/20/2047	12,985,429	0.4
3,778,669	3.500%,01/20/2048	3,952,763	0.1
23,053,412	3.500%,02/20/2048	24,094,085	0.8
23,321,905	3.500%,03/20/2048	24,501,128	0.8
5,757,160	4.000%,10/20/2043	6,074,911	0.2
3,205,532	4.000%,03/20/2046	3,368,783	0.1
5,377,963	4.000%,03/20/2046	5,654,394	0.2
55,500,000 (5)	4.000%,01/20/2050	57,445,575	1.9
1,001,910	4.500%,02/20/2041	1,082,680	0.0
309,099	4.500%,03/20/2041	334,065	0.0
1,180,123	4.500%,05/20/2041	1,275,311	0.1
1,324,589	4.500%,06/20/2041	1,431,573	0.1
2,481,246	4.500%,07/20/2041	2,681,750	0.1
1,024,873	4.500%,09/20/2041	1,107,709	0.0
3,119,963	4.500%,10/20/2041	3,371,911	0.1
11,432	5.000%,10/15/2037	12,746	0.0
2,683	5.000%,04/15/2038	2,951	0.0
62,116	5.000%,03/15/2039	69,293	0.0
109,488	5.000%,08/15/2039	122,007	0.0
895,723	5.000%,09/15/2039	997,713	0.0
935,715	5.000%,09/15/2039	1,039,102	0.0
756,514	5.000%,02/15/2040	843,122	0.0
579,281	5.000%,04/15/2040	645,579	0.0
1,181,088	5.000%,06/15/2040	1,315,265	0.1
41,549	5.000%,07/15/2040	46,281	0.0
304,711	5.000%,04/15/2042	327,845	0.0
714,013	5.000%,04/20/2042	790,175	0.0
2,911,571	5.000%,06/20/2048	3,070,726	0.1
32,102	5.500%,07/20/2038	35,785	0.0
418,511	5.500%,09/20/2039	466,462	0.0
30,305	5.500%,10/20/2039	33,684	0.0
17,664	5.500%,11/20/2039	19,634	0.0
704,190	5.500%,11/20/2039	785,070	0.0
10,459	5.500%,12/20/2040	11,811	0.0
32,950	5.500%,01/20/2041	36,854	0.0
226,176	5.500%,03/20/2041	252,272	0.0
332,874	5.500%,04/20/2041	371,235	0.0
535,400	5.500%,05/20/2041	596,986	0.0
512,037	5.500%,06/20/2041	580,742	0.0
16,159	6.000%,10/15/2036	18,502	0.0
52,440	6.000%,08/15/2037	60,017	0.0
41,202	6.000%,11/15/2037	46,175	0.0
9,009	6.000%,12/15/2037	9,957	0.0
23,553	6.000%,01/15/2038	26,878	0.0
24,983	6.000%,01/15/2038	28,598	0.0
25,978	6.000%,02/15/2038	29,735	0.0
76,700	6.000%,02/15/2038	85,942	0.0
515	6.000%,02/15/2038	579	0.0
828	6.000%,04/15/2038	913	0.0
152,490	6.000%,05/15/2038	174,523	0.0
181,678	6.000%,05/15/2038	208,021	0.0
26,472	6.000%,07/15/2038	30,343	0.0
60,369	6.000%,09/15/2038	69,122	0.0
56,839	6.000%,11/15/2038	63,201	0.0
766,968	6.000%,08/20/2040	877,754	0.0
		264,248,423	8.5

	Other U.S. Agency Obligations: 0.8%
12,500,000	2.390%,11/01/2034	12,307,867	0.4
1,500,000	1.875%,08/15/2022	1,505,673	0.0
5,000,000	2.400%,09/21/2026	5,133,383	0.2
10,000	6.150%,01/15/2038	14,808	0.0
5,000,000	7.125%,05/01/2030	7,206,109	0.2
		26,167,840	0.8

	Uniform Mortgage-Backed Securities: 10.8%
4,413,076	2.500%,09/01/2027	4,470,577	0.2
4,554,764	2.500%,06/01/2030	4,614,258	0.2
6,545,242	2.500%,06/01/2030	6,630,723	0.2
2,672,291	2.500%,07/01/2030	2,707,186	0.1
17,728,452	2.500%,04/01/2037	17,922,472	0.6
1,648,743	3.000%,06/01/2026	1,689,375	0.1
6,178,755	3.000%,08/01/2030	6,372,961	0.2
2,707,327	3.000%,09/01/2030	2,798,393	0.1
45,689,381	3.000%,12/01/2034	46,926,635	1.5
18,458,617	3.000%,12/01/2042	19,041,777	0.6
10,244,227	3.000%,07/01/2043	10,545,798	0.3
5,126,355	3.000%,09/01/2043	5,277,778	0.2
5,246,229	3.000%,07/01/2046	5,405,436	0.2
2,057,010	3.000%,08/01/2046	2,116,893	0.1
21,154,538	3.000%,12/01/2046	21,652,954	0.7
4,284,740	3.500%,05/01/2029	4,445,302	0.2
1,351,994	3.500%,03/01/2041	1,424,589	0.1
1,453,323	3.500%,12/01/2041	1,531,419	0.1
2,668,346	3.500%,01/01/2042	2,812,095	0.1
5,648,575	3.500%,10/01/2042	5,951,401	0.2
13,694,158	3.500%,11/01/2042	14,432,002	0.5
5,337,771	3.500%,01/01/2046	5,646,060	0.2
8,079,894	3.500%,02/01/2046	8,546,565	0.3
3,873,261	3.500%,02/01/2046	4,096,968	0.1
9,296,098	3.500%,04/01/2046	9,745,989	0.3
1,929,618	4.000%,09/01/2026	2,012,439	0.1
849,605	4.000%,10/01/2040	915,777	0.0
178,621	4.000%,10/01/2040	191,650	0.0
14,790,980	4.000%,11/01/2040	15,866,542	0.5
1,532,970	4.000%,12/01/2040	1,648,518	0.1
1,245,670	4.000%,12/01/2040	1,336,667	0.1
2,537,818	4.000%,02/01/2041	2,722,136	0.1
398,455	4.000%,03/01/2041	427,457	0.0
400,338	4.000%,04/01/2041	429,577	0.0
263,018	4.000%,08/01/2041	273,632	0.0
302,694	4.000%,09/01/2041	324,568	0.0
3,349,310	4.000%,11/01/2041	3,584,807	0.1
420,801	4.000%,12/01/2041	450,539	0.0
1,051,895	4.000%,01/01/2042	1,126,944	0.0
701,289	4.000%,07/01/2042	750,732	0.0
2,239,075	4.000%,12/01/2042	2,398,906	0.1

See Accompanying Notes to Financial Statements

124

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Uniform Mortgage-Backed Securities: (continued)
2,076,311	4.000%,07/01/2043	2,238,356	0.1
1,165,394	4.000%,02/01/2044	1,254,853	0.0
1,859,713	4.000%,02/01/2044	2,012,667	0.1
373,688	4.000%,03/01/2044	390,004	0.0
1,629,607	4.000%,05/01/2045	1,725,974	0.1
9,021,204	4.000%,06/01/2045	9,586,180	0.3
3,665,000	4.000%,07/01/2045	3,989,212	0.1
2,224,804	4.000%,07/01/2045	2,360,827	0.1
2,469,311	4.000%,07/01/2045	2,672,471	0.1
1,196,881	4.000%,07/01/2045	1,281,866	0.0
3,156,112	4.000%,02/01/2046	3,380,447	0.1
9,394,992	4.000%,02/01/2048	9,805,173	0.3
847,612	4.000%,03/01/2048	886,741	0.0
2,097,745	4.000%,03/01/2048	2,198,416	0.1
2,060,946	4.500%,07/01/2026	2,149,235	0.1
5,013	4.500%,06/01/2034	5,438	0.0
17,478	4.500%,05/01/2035	18,941	0.0
1,900	4.500%,03/01/2038	2,062	0.0
1,199	4.500%,05/01/2038	1,274	0.0
13,182	4.500%,06/01/2038	14,294	0.0
8,876	4.500%,07/01/2038	9,336	0.0
27,046	4.500%,09/01/2038	28,417	0.0
487,925	4.500%,03/01/2039	529,533	0.0
18,308	4.500%,04/01/2039	19,850	0.0
28,674	4.500%,04/01/2039	31,093	0.0
610,413	4.500%,07/01/2039	662,602	0.0
1,525,102	4.500%,09/01/2039	1,655,076	0.1
1,108,741	4.500%,10/01/2039	1,203,644	0.0
341,373	4.500%,12/01/2039	370,600	0.0
307,829	4.500%,12/01/2039	334,091	0.0
408,594	4.500%,12/01/2039	443,751	0.0
219,067	4.500%,03/01/2040	237,976	0.0
235,146	4.500%,10/01/2040	254,618	0.0
309,345	4.500%,10/01/2040	336,036	0.0
287,376	4.500%,10/01/2040	312,093	0.0
555,788	4.500%,03/01/2041	603,714	0.0
321,336	4.500%,04/01/2041	338,360	0.0
2,822,108	4.500%,06/01/2041	3,066,003	0.1
242,344	4.500%,06/01/2041	263,205	0.0
106,544	4.500%,06/01/2041	112,210	0.0
246,491	4.500%,06/01/2041	267,790	0.0
4,445,431	4.500%,07/01/2041	4,829,646	0.2
113,923	4.500%,07/01/2041	123,769	0.0
199,058	4.500%,07/01/2041	216,263	0.0
1,433,001	4.500%,08/01/2041	1,556,649	0.1
164,767	4.500%,08/01/2041	175,389	0.0
1,600,555	4.500%,08/01/2041	1,738,868	0.1
876,065	5.000%,03/01/2027	907,238	0.0
72,300	5.000%,07/01/2033	78,121	0.0
104,012	5.000%,02/01/2034	111,238	0.0
16,749	5.000%,11/01/2034	18,295	0.0
1,851,687	5.000%,02/01/2035	2,041,630	0.1
325,673	5.000%,06/01/2035	359,110	0.0
24,695	5.000%,08/01/2035	27,198	0.0
213,108	5.000%,09/01/2035	234,774	0.0
245,166	5.000%,09/01/2035	264,531	0.0
87,032	5.000%,09/01/2035	95,860	0.0
25,241	5.000%,10/01/2035	27,813	0.0
469,508	5.000%,03/01/2036	517,811	0.0
365,651	5.000%,03/01/2036	403,372	0.0
3,878	5.000%,05/01/2036	4,277	0.0
319,268	5.000%,05/01/2036	351,808	0.0
59,324	5.000%,06/01/2036	65,434	0.0
49,759	5.000%,12/01/2036	54,885	0.0
657,926	5.000%,12/01/2036	725,932	0.0
151,848	5.000%,07/01/2037	167,480	0.0
109,050	5.000%,01/01/2038	120,161	0.0
500,012	5.000%,02/01/2038	551,593	0.0
227,194	5.000%,02/01/2038	250,607	0.0
469,120	5.000%,08/01/2038	517,487	0.0
89,893	5.000%,07/01/2040	99,048	0.0
254,986	5.000%,07/01/2040	281,440	0.0
164	5.500%,04/01/2021	165	0.0
3,783	5.500%,10/01/2021	3,827	0.0
49,288	5.500%,11/01/2021	50,058	0.0
16,994	5.500%,11/01/2021	17,262	0.0
1,367	5.500%,11/01/2021	1,377	0.0
97,080	5.500%,12/01/2021	98,698	0.0
8,806	5.500%,12/01/2021	8,837	0.0
80,948	5.500%,12/01/2021	82,694	0.0
2,644	5.500%,01/01/2022	2,691	0.0
1,481	5.500%,01/01/2022	1,486	0.0
1,379	5.500%,01/01/2022	1,404	0.0
12,618	5.500%,02/01/2022	12,885	0.0
960	5.500%,04/01/2022	980	0.0
7,076	5.500%,06/01/2022	7,228	0.0
7,158	5.500%,06/01/2022	7,290	0.0
1,103	5.500%,07/01/2022	1,134	0.0
15,171	5.500%,07/01/2022	15,511	0.0
1,555	5.500%,08/01/2022	1,584	0.0
25,875	5.500%,09/01/2022	26,492	0.0
3,949	5.500%,09/01/2022	4,062	0.0
4,117	5.500%,01/01/2023	4,225	0.0
2,477	5.500%,02/01/2023	2,542	0.0
5,845	5.500%,03/01/2023	6,007	0.0
1,932	5.500%,04/01/2023	2,001	0.0
8,421	5.500%,06/01/2023	8,671	0.0
8,403	5.500%,08/01/2023	8,791	0.0
21,860	5.500%,08/01/2023	22,761	0.0
2,719	5.500%,08/01/2023	2,800	0.0
1,315	5.500%,08/01/2023	1,358	0.0
16,929	5.500%,09/01/2023	17,530	0.0
5,479	5.500%,10/01/2023	5,503	0.0
989	5.500%,11/01/2023	1,025	0.0
2,763	5.500%,11/01/2023	2,847	0.0
8,020	5.500%,11/01/2023	8,252	0.0
63,709	5.500%,02/01/2024	66,150	0.0
1,257	5.500%,03/01/2024	1,268	0.0
11,974	5.500%,07/01/2024	12,129	0.0
6,824	5.500%,07/01/2024	7,145	0.0
1,762	5.500%,05/01/2025	1,797	0.0
23,839	5.500%,08/01/2025	24,861	0.0
2,200	5.500%,07/01/2027	2,372	0.0
540	5.500%,08/01/2027	582	0.0
112,054	5.500%,03/01/2034	126,037	0.0
92,210	5.500%,04/01/2034	103,332	0.0
41,679	5.500%,11/01/2034	46,921	0.0
40,536	5.500%,12/01/2034	45,641	0.0
511,227	5.500%,02/01/2035	575,403	0.0
70,635	5.500%,05/01/2035	79,485	0.0
74,781	5.500%,09/01/2035	84,056	0.0
487,865	5.500%,09/01/2035	539,367	0.0
97,058	5.500%,04/01/2036	109,255	0.0
56,400	5.500%,04/01/2036	63,360	0.0
19,883	5.500%,05/01/2036	22,347	0.0
69,568	5.500%,06/01/2036	78,195	0.0
243,263	5.500%,07/01/2036	273,850	0.0
133,749	5.500%,11/01/2036	150,535	0.0
429,920	5.500%,12/01/2036	481,641	0.0
203,428	5.500%,12/01/2036	228,888	0.0
67,303	5.500%,01/01/2037	75,783	0.0
285,302	5.500%,03/01/2037	320,667	0.0
56,068	5.500%,03/01/2037	63,015	0.0
646,769	5.500%,03/01/2037	726,963	0.0
258,261	5.500%,08/01/2037	290,744	0.0
1,012	5.500%,01/01/2038	1,133	0.0

See Accompanying Notes to Financial Statements

125

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Uniform Mortgage-Backed Securities: (continued)
740	5.500%,01/01/2038	829	0.0
2,552	5.500%,01/01/2038	2,851	0.0
10,561	5.500%,03/01/2038	11,800	0.0
14,945	5.500%,05/01/2038	16,703	0.0
39,135	5.500%,06/01/2038	43,941	0.0
1,177,952	5.500%,09/01/2038	1,317,473	0.1
274,772	5.500%,12/01/2038	307,875	0.0
69,880	5.500%,06/01/2039	78,492	0.0
13,853	5.500%,04/01/2040	14,956	0.0
39,295	5.500%,05/01/2040	42,324	0.0
240,009	5.500%,06/01/2040	258,571	0.0
7,974	6.000%,01/01/2034	8,947	0.0
2,951	6.000%,07/01/2034	3,254	0.0
55,422	6.000%,12/01/2034	63,609	0.0
21,545	6.000%,05/01/2035	23,733	0.0
15,765	6.000%,01/01/2036	17,365	0.0
32,596	6.000%,01/01/2036	35,926	0.0
21,300	6.000%,02/01/2036	24,396	0.0
27,528	6.000%,03/01/2036	31,096	0.0
15,348	6.000%,03/01/2036	17,479	0.0
7,088	6.000%,04/01/2036	8,122	0.0
28,061	6.000%,04/01/2036	31,692	0.0
61,309	6.000%,05/01/2036	70,201	0.0
277	6.000%,06/01/2036	308	0.0
16,380	6.000%,08/01/2036	18,763	0.0
1,769	6.000%,08/01/2036	1,947	0.0
44,144	6.000%,09/01/2036	48,831	0.0
43,925	6.000%,09/01/2036	48,832	0.0
17,231	6.000%,09/01/2036	19,643	0.0
44,816	6.000%,09/01/2036	51,322	0.0
11,700	6.000%,10/01/2036	13,003	0.0
22,020	6.000%,10/01/2036	24,398	0.0
165,526	6.000%,12/01/2036	183,341	0.0
437,911	6.000%,12/01/2036	501,292	0.0
71,160	6.000%,01/01/2037	79,077	0.0
5,684	6.000%,02/01/2037	6,285	0.0
5,421	6.000%,04/01/2037	5,967	0.0
85,829	6.000%,07/01/2037	98,405	0.0
26,203	6.000%,08/01/2037	29,967	0.0
1,078	6.000%,08/01/2037	1,228	0.0
2,683	6.000%,08/01/2037	3,067	0.0
50,419	6.000%,09/01/2037	55,531	0.0
13,059	6.000%,09/01/2037	14,943	0.0
20,917	6.000%,09/01/2037	23,322	0.0
346	6.000%,09/01/2037	396	0.0
5,401	6.000%,09/01/2037	6,092	0.0
2,003	6.000%,09/01/2037	2,285	0.0
295	6.000%,10/01/2037	337	0.0
952	6.000%,10/01/2037	1,061	0.0
1,549	6.000%,10/01/2037	1,709	0.0
2,287	6.000%,10/01/2037	2,529	0.0
25,284	6.000%,11/01/2037	28,360	0.0
6,091	6.000%,11/01/2037	6,739	0.0
7,136	6.000%,11/01/2037	7,854	0.0
1,535	6.000%,11/01/2037	1,699	0.0
49,667	6.000%,11/01/2037	56,770	0.0
17,697	6.000%,11/01/2037	20,234	0.0
5,812	6.000%,12/01/2037	6,613	0.0
27,827	6.000%,12/01/2037	31,832	0.0
40,112	6.000%,12/01/2037	45,887	0.0
13,095	6.000%,12/01/2037	14,991	0.0
12,113	6.000%,01/01/2038	13,403	0.0
4,076	6.000%,01/01/2038	4,499	0.0
762	6.000%,02/01/2038	839	0.0
82,908	6.000%,02/01/2038	94,379	0.0
124,524	6.000%,03/01/2038	137,898	0.0
6,168	6.000%,03/01/2038	6,910	0.0
19,422	6.000%,04/01/2038	22,250	0.0
325,452	6.000%,04/01/2038	373,097	0.0
20,932	6.000%,05/01/2038	23,183	0.0
23,522	6.000%,05/01/2038	26,922	0.0
1,885	6.000%,06/01/2038	2,084	0.0
25,782	6.000%,07/01/2038	28,528	0.0
14,729	6.000%,07/01/2038	16,357	0.0
3,128	6.000%,08/01/2038	3,513	0.0
876	6.000%,08/01/2038	966	0.0
35,497	6.000%,09/01/2038	39,254	0.0
17,732	6.000%,09/01/2038	19,555	0.0
6,839	6.000%,09/01/2038	7,527	0.0
66,809	6.000%,10/01/2038	76,381	0.0
21,550	6.000%,10/01/2038	24,608	0.0
55,993	6.000%,10/01/2038	62,463	0.0
15,316	6.000%,05/01/2039	16,857	0.0
611,249	6.000%,10/01/2039	701,057	0.0
28,204	6.000%,11/01/2039	32,257	0.0
779	6.500%,04/01/2030	865	0.0
59,285	6.500%,02/01/2034	65,840	0.0
8,270	6.500%,11/01/2034	9,580	0.0
11,228	6.500%,01/01/2036	12,786	0.0
30,644	6.500%,03/01/2036	35,793	0.0
47,760	6.500%,04/01/2036	53,443	0.0
590	6.500%,05/01/2036	662	0.0
4,226	6.500%,06/01/2036	4,693	0.0
54,510	6.500%,07/01/2036	60,778	0.0
1,369	6.500%,07/01/2036	1,559	0.0
47,883	6.500%,07/01/2036	53,672	0.0
3,118	6.500%,07/01/2036	3,582	0.0
21,471	6.500%,07/01/2036	24,656	0.0
5,300	6.500%,07/01/2036	5,887	0.0
587	6.500%,08/01/2036	658	0.0
109,660	6.500%,09/01/2036	125,483	0.0
8,803	6.500%,09/01/2036	9,780	0.0
1,208	6.500%,09/01/2036	1,353	0.0
17,034	6.500%,09/01/2036	19,552	0.0
852	6.500%,11/01/2036	956	0.0
3,580	6.500%,11/01/2036	4,060	0.0
13,269	6.500%,12/01/2036	14,734	0.0
2,974	6.500%,12/01/2036	3,304	0.0
342	6.500%,01/01/2037	386	0.0
21,377	6.500%,01/01/2037	23,744	0.0
34,929	6.500%,01/01/2037	39,339	0.0
15,801	6.500%,02/01/2037	17,557	0.0
6,335	6.500%,03/01/2037	7,181	0.0
32,769	6.500%,03/01/2037	36,394	0.0
83,848	6.500%,03/01/2037	93,679	0.0
12,030	6.500%,03/01/2037	13,366	0.0
1,715	6.500%,04/01/2037	1,905	0.0
675	6.500%,07/01/2037	781	0.0
2,773	6.500%,08/01/2037	3,080	0.0
3,724	6.500%,08/01/2037	4,196	0.0
1,997	6.500%,08/01/2037	2,246	0.0
17,664	6.500%,09/01/2037	19,661	0.0
1,743	6.500%,09/01/2037	1,947	0.0
109,150	6.500%,09/01/2037	121,271	0.0
7,281	6.500%,09/01/2037	8,285	0.0
492	6.500%,09/01/2037	551	0.0
75,615	6.500%,09/01/2037	87,366	0.0
1,282	6.500%,09/01/2037	1,434	0.0
789	6.500%,10/01/2037	877	0.0
6,645	6.500%,10/01/2037	7,383	0.0
27,504	6.500%,10/01/2037	30,926	0.0
2,264	6.500%,10/01/2037	2,620	0.0
23,090	6.500%,10/01/2037	25,651	0.0
126,307	6.500%,11/01/2037	142,136	0.0
61,638	6.500%,12/01/2037	68,466	0.0
2,854	6.500%,12/01/2037	3,171	0.0
1,433	6.500%,12/01/2037	1,592	0.0
1,520	6.500%,12/01/2037	1,688	0.0
11,831	6.500%,12/01/2037	13,448	0.0
8,841	6.500%,12/01/2037	9,956	0.0

See Accompanying Notes to Financial Statements

126

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Uniform Mortgage-Backed Securities: (continued)
1,325	6.500%,12/01/2037	1,471	0.0
533	6.500%,01/01/2038	592	0.0
19,875	6.500%,01/01/2038	22,669	0.0
14,591	6.500%,02/01/2038	16,200	0.0
44,828	6.500%,03/01/2038	52,240	0.0
47,219	6.500%,04/01/2038	53,387	0.0
4,044	6.500%,05/01/2038	4,492	0.0
68,740	6.500%,08/01/2038	76,495	0.0
157,529	6.500%,08/01/2038	174,954	0.0
48,801	6.500%,08/01/2038	54,209	0.0
20,159	6.500%,09/01/2038	22,528	0.0
23,125	6.500%,09/01/2038	25,919	0.0
3,544	6.500%,10/01/2038	4,061	0.0
13,672	6.500%,10/01/2038	15,439	0.0
49,761	6.500%,10/01/2038	55,274	0.0
220,883	6.500%,10/01/2038	257,029	0.0
23,932	6.500%,11/01/2038	27,649	0.0
45,940	6.500%,01/01/2039	53,206	0.0
1,251	6.500%,01/01/2039	1,424	0.0
15,553	6.500%,03/01/2039	17,472	0.0
5,348	6.500%,09/01/2039	5,940	0.0
		338,161,444	10.8

	Total U.S. Government Agency Obligations
	(Cost $846,475,124)	869,247,453	27.8

SOVEREIGN BONDS: 2.4%
3,000,000	Colombia Government International Bond, 4.000%, 02/26/2024	3,164,070	0.1
1,950,000	Colombia Government International Bond, 7.375%, 09/18/2037	2,775,698	0.1
500,000	Export-Import Bank of Korea, 2.625%, 12/30/2020	503,194	0.0
500,000	Export-Import Bank of Korea, 3.250%, 08/12/2026	525,338	0.0
1,000,000	Export-Import Bank of Korea, 4.000%, 01/14/2024	1,071,181	0.0
1,000,000	Hashemite Kingdom of Jordan Government AID Bond, 2.578%, 06/30/2022	1,015,990	0.0
1,000,000	Japan Bank for International Cooperation, 1.750%, 05/28/2020	999,831	0.0
5,000,000	Japan Bank for International Cooperation, 2.125%, 11/16/2020	5,012,846	0.2
3,000,000 (1)	Kommunalbanken AS, 2.250%, 01/25/2022	3,029,808	0.1
1,800,000 (1)	Kommunalbanken AS, 2.500%, 01/11/2023	1,841,654	0.1
500,000 (2)	Korea International Bond, 4.125%, 06/10/2044	609,961	0.0
5,000,000	Mexico Government International Bond, 4.750%, 03/08/2044	5,542,175	0.2
1,460,000	Panama Government International Bond, 8.875%, 09/30/2027	2,090,147	0.1
4,000,000 (2)	Peruvian Government International Bond, 6.550%, 03/14/2037	5,863,740	0.2
4,000,000	Philippine Government International Bond, 6.375%, 01/15/2032	5,456,552	0.2
5,000,000 (2)	Province of Alberta Canada, 2.950%, 01/23/2024	5,201,090	0.2
3,000,000	Province of British Columbia Canada, 2.250%, 06/02/2026	3,039,915	0.1
1,000,000	Province of Ontario Canada, 1.875%, 05/21/2020	1,000,095	0.0
13,308,000	Province of Ontario Canada, 4.400%, 04/14/2020	13,405,125	0.4
3,405,000	Republic of Poland Government International Bond, 5.125%, 04/21/2021	3,551,592	0.1
5,160,000	Ukraine Government AID Bonds, 1.847%, 05/29/2020	5,180,639	0.2
3,000,000 (2)	Uruguay Government International Bond, 4.500%, 08/14/2024	3,254,745	0.1
	Total Sovereign Bonds
	(Cost $70,616,326)	74,135,386	2.4
COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.1%
2,000,000 (1)	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/2033	2,075,566	0.1
4,000,000	BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	4,418,225	0.1
1,000,000 (3)	CFCRE Commercial Mortgage Trust 2016-C7 B, 4.352%, 12/10/2054	1,082,561	0.0
3,000,000	Citigroup Commercial Mortgage Trust 2014-GC19 A4, 4.023%, 03/10/2047	3,190,329	0.1
1,000,000 (1),(3)	COMM 2013-CR10 AM, 4.517%, 08/10/2046	1,066,528	0.0
650,000	COMM 2015-CR23 A3, 3.230%, 05/10/2048	676,273	0.0
315,000 (3)	COMM 2015-PC1 B, 4.436%, 07/10/2050	334,772	0.0
1,000,000	COMM 2016-COR1 A4, 3.091%, 10/10/2049	1,032,760	0.0
1,000,000	COMM 2016-COR1 AM, 3.494%, 10/10/2049	1,036,393	0.0
1,000,000	COMM 2016-CR28 A4, 3.762%, 02/10/2049	1,068,300	0.0
2,000,000 (3)	Ginnie Mae 2011-127 C, 3.500%, 03/16/2047	2,008,536	0.1
6,000,000 (3)	Ginnie Mae 2011-142 B, 3.485%, 02/16/2044	6,099,985	0.2
2,000,000 (3)	Ginnie Mae 2011-20 C, 3.562%, 04/16/2041	2,039,563	0.1
5,000,000 (3)	Ginnie Mae 2011-38 D, 3.618%, 01/16/2051	5,128,194	0.2

See Accompanying Notes to Financial Statements

127

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Uniform Mortgage-Backed Securities: (continued)
90,261 (3)	Ginnie Mae 2011-53 B, 3.934%, 05/16/2051	92,013	0.0
5,000,000	Ginnie Mae 2014-150 C, 3.400%, 12/16/2049	5,107,889	0.2
3,000,000	Ginnie Mae 2014-50 C, 3.400%, 02/16/2047	3,081,545	0.1
1,000,000	GS Mortgage Securities Trust 2012-GCJ7 B, 4.740%, 05/10/2045	1,038,762	0.0
6,379,463	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 4.166%, 12/15/2046	6,813,975	0.2
3,000,000	JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/2049	3,070,367	0.1
2,065,000 (1)	Ladder Capital Commercial Mortgage 2013-GCP A2 Mortgage Trust, 3.985%, 02/15/2036	2,241,960	0.1
3,200,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/2048	3,277,356	0.1
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/2047	2,101,397	0.1
1,250,000 (3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 B, 4.565%, 04/15/2047	1,327,486	0.1
220,000 (3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 C, 4.153%, 03/15/2048	226,211	0.0
100,000 (1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	102,503	0.0
100,000 (1),(3)	Morgan Stanley Capital I Trust 2011-C1 E, 5.375%, 09/15/2047	102,541	0.0
1,000,000 (1),(3)	MSCG Trust 2015-ALDR A2, 3.462%, 06/07/2035	1,022,665	0.0
1,000,000 (3)	UBS Commercial Mortgage Trust 2018-C9 A4, 4.117%, 03/15/2051	1,109,423	0.0
2,350,000	Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/2048	2,489,337	0.1
2,000,000	Wells Fargo Commercial Mortgage Trust 2016-NXS5 A4, 3.370%, 01/15/2059	2,100,039	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $66,037,228)	66,563,454	2.1

SUPRANATIONAL BONDS: 0.9%
4,206,000	Asian Development Bank, 1.625%, 03/16/2021	4,202,744	0.1
300,000	Asian Development Bank, 2.125%, 03/19/2025	304,557	0.0
2,000,000	Asian Development Bank, 2.000%, 02/16/2022	2,013,367	0.1
1,000,000	Corp Andina de Fomento, 2.125%, 09/27/2021	998,240	0.0
2,964,000	Corp Andina de Fomento, 4.375%, 06/15/2022	3,117,215	0.1
6,700,000	European Investment Bank, 1.625%, 06/15/2021	6,696,105	0.2
2,071,000	European Investment Bank, 1.750%, 05/15/2020	2,071,273	0.1
3,000,000 (2)	European Investment Bank, 2.250%, 03/15/2022	3,036,790	0.1
2,000,000	European Investment Bank, 4.000%, 02/16/2021	2,050,817	0.1
3,000,000	Inter-American Development Bank, 1.750%, 09/14/2022	3,006,202	0.1
1,000,000	Inter-American Development Bank, 1.875%, 03/15/2021	1,002,000	0.0
1,000,000	Inter-American Development Bank, 3.200%, 08/07/2042	1,114,153	0.0

	Total Supranational Bonds
	(Cost $29,152,529)	29,613,463	0.9

ASSET-BACKED SECURITIES: 0.6%
		Automobile Asset-Backed Securities: 0.4%
1,000,000	Ally Auto Receivables Trust 2019-4 A4, 1.920%, 01/15/2025	996,606	0.0
1,000,000	CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	1,002,826	0.0
200,000	Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	203,688	0.0
1,150,000	Carmax Auto Owner Trust 2019-2 B, 3.010%, 12/16/2024	1,175,208	0.1
1,050,000	Ford Credit Auto Owner Trust 2019-A A4, 2.850%, 08/15/2024	1,069,149	0.1
1,000,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	1,003,178	0.1
350,000	GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	351,656	0.0
750,000	Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	772,215	0.0
800,000	Honda Auto Receivables 2019-2 A4 Owner Trust, 2.540%, 03/21/2025	811,916	0.0
1,000,000 (1)	Hyundai Auto Lease Securitization Trust 2019-A A4, 3.050%, 12/15/2022	1,016,237	0.1

See Accompanying Notes to Financial Statements

128

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities: (continued)
264,379	Mercedes-Benz Auto Lease Trust 2019-A A2, 3.010%, 02/16/2021	264,892	0.0
150,000	Mercedes-Benz Auto Lease Trust 2019-A A4, 3.250%, 10/15/2024	152,384	0.0
600,000	Nissan Auto Receivables 2019-B A4 Owner Trust, 2.540%, 12/15/2025	610,324	0.0
500,000	Santander Drive Auto Receivables Trust 2019-1 A3, 3.000%, 12/15/2022	501,825	0.0
72,830	Santander Drive Auto Receivables Trust 2019-2 A2, 2.630%, 07/15/2022	73,009	0.0
500,000	Santander Drive Auto Receivables Trust 2019-2 A3, 2.590%, 05/15/2023	502,919	0.0
950,000	Santander Drive Auto Receivables Trust 2019-3 A3, 2.160%, 11/15/2022	951,511	0.0
592,000 (1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	595,938	0.0
350,000 (1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	351,251	0.0
350,000 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	351,555	0.0
600,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	596,294	0.0
350,000	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	349,124	0.0
		13,703,705	0.4

	Credit Card Asset-Backed Securities: 0.1%
1,000,000	American Express Credit Account Master Trust 2017-7 A, 2.350%, 05/15/2025	1,012,168	0.0
1,100,000	BA Credit Card Trust 2019-A1 A1, 1.740%, 01/15/2025	1,096,773	0.1
1,000,000	Capital One Multi-Asset Execution Trust 2017-A3 A3, 2.430%, 01/15/2025	1,012,758	0.0
1,000,000	Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	1,010,012	0.0
500,000	Synchrony Credit Card Master Note Trust 2017-2 A, 2.620%, 10/15/2025	507,708	0.0
		4,639,419	0.1

	Other Asset-Backed Securities: 0.1%
79,668	AEP Texas Central Transition Funding III LLC 2012-1 A2, 1.976%, 06/01/2021	79,615	0.0
1,650,000 (1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	1,651,971	0.1
		1,731,586	0.1

	Total Asset-Backed Securities
	(Cost $19,905,514)	20,074,710	0.6

CONVERTIBLE BONDS/NOTES: 0.0%
	Financial: 0.0%
500,000	Santander UK PLC, 3.400%, 06/01/2021	510,530	0.0

	Total Convertible Bonds/Notes
	(Cost $500,750)	510,530	0.0

	Total Long-Term Investments
	(Cost $3,019,608,110)	3,135,105,520	100.2

SHORT-TERM INVESTMENTS: 8.6%
	Commercial Paper: 1.4%
1,805,000	Consolidated Edison Inc., 1.950%, 01/24/2020	1,802,692	0.1
17,000,000	Crown Point, 1.830%, 01/03/2020	16,997,450	0.5
2,860,000 (6)	DBS Bank Ltd., 1.710%, 01/07/2020	2,859,099	0.1
3,250,000 (6)	DBS Bank Ltd., 1.820%, 02/18/2020	3,242,089	0.1
8,000,000	Exelon Corp., 1.800%, 01/02/2020	7,999,209	0.3
1,325,000 (6)	Flex Co. LLC, 1.910%, 01/31/2020	1,322,946	0.0
2,735,000 (6)	LMA Americas LLC, 1.800%, 01/27/2020	2,730,988	0.1
2,250,000 (6)	Matchpoint Finance PLC, 1.850%, 02/03/2020	2,246,186	0.1
3,000,000 (6)	Sheffield Receivables Company LLC, 2.000%, 03/16/2020	2,988,252	0.1
700,000 (6)	Starbird Funding Corp., 1.910%, 02/20/2020	698,165	0.0
1,475,000 (6)	United Overseas Bnk Group, 1.900%, 01/24/2020	1,473,411	0.0

	Total Commercial Paper
	(Cost $44,361,728)	44,360,487	1.4

	Floating Rate Notes: 2.3%
1,525,000 (6)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	1,525,442	0.1
3,250,000 (6)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	3,249,856	0.1
1,450,000 (6)	Bank of Montreal, 1.920%, 01/21/2020	1,450,121	0.1
3,000,000 (6)	Bank of Nova Scotia, 1.940%, 05/08/2020	2,999,776	0.1
2,975,000 (6)	Bedford Row Funding, 1.920%, 03/13/2020	2,975,260	0.1
2,995,000 (6)	BNP Paribas, 1.880%, 03/04/2020	2,995,702	0.1

See Accompanying Notes to Financial Statements

129

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes: (continued)
3,275,000 (6)	Citibank N.A., 1.960%, 05/01/2020	3,277,155	0.1
3,050,000 (6)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	3,049,993	0.1
1,100,000 (6)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	1,100,308	0.0
1,950,000 (6)	Crédit Industriel et Commercial, 1.990%, 04/24/2020	1,950,149	0.1
1,575,000 (6)	DNB ASA, 1.880%, 03/04/2020	1,575,307	0.1
1,125,000 (6)	DNB ASA, 1.930%, 02/14/2020	1,125,161	0.0
2,675,000 (6)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	2,675,509	0.1
1,350,000 (6)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 05/26/2020	1,350,103	0.0
250,000 (6)	Mitsubishi UFJ Financial Group, Inc., 2.050%, 02/25/2020	250,086	0.0
2,325,000 (6)	Mitsubishi UFJ Financial Group, Inc., 2.000%, 02/28/2020	2,325,659	0.1
3,300,000 (6)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	3,300,155	0.1
3,100,000 (6)	Mizuho Financial Group Inc., 2.020%, 05/26/2020	3,100,266	0.1
1,000,000 (6)	National Australia Bank Ltd., 1.890%, 02/10/2020	1,000,021	0.0
600,000 (6)	National Bank Of Canada, 1.950%, 02/27/2020	600,123	0.0
3,375,000 (6)	National Bank Of Canada, 1.990%, 05/01/2020	3,375,434	0.1
2,725,000 (6)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	2,725,088	0.1
3,050,000 (6)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	3,050,367	0.1
1,300,000 (6)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	1,299,984	0.0
1,050,000 (6)	Sumitomo Mitsui Trust Holdings, Inc., 2.040%, 04/24/2020	1,049,993	0.0
3,200,000 (6)	Svenska Handelsbanken AB, 1.970%, 05/20/2020	3,200,108	0.1
2,600,000 (6)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	2,599,430	0.1
1,200,000 (6)	The Sumitomo Mitsui Financial Group, 1.960%, 05/06/2020	1,199,907	0.0
2,025,000 (6)	The Sumitomo Mitsui Financial Group, 1.990%, 01/31/2020	2,025,168	0.1
2,375,000 (6)	Toronto-Dominion Bank, 1.850%, 02/13/2020	2,375,068	0.1
600,000 (6)	Toronto-Dominion Bank, 1.850%, 02/27/2020	600,033	0.0
2,200,000 (6)	Toronto-Dominion Bank, 2.000%, 04/30/2020	2,200,139	0.1
3,050,000 (6)	Toyota Motor Corp., 1.900%, 03/02/2020	3,050,771	0.1
791,000 (6)	Wells Fargo & Co., 1.860%, 02/14/2020	791,094	0.0
724,000 (6)	Wells Fargo Bank N.A., 1.830%, 03/06/2020	724,135	0.0

	Total Floating Rate Notes
	(Cost $72,142,871)	72,142,871	2.3

	Repurchase Agreements: 3.8%
49,524,047 (6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $49,528,389, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $50,519,020, due 01/15/20-11/15/48)	49,524,047	1.6
52,881,398 (6)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $52,885,947, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $53,939,026, due 02/13/20-09/20/69)	52,881,398	1.7
15,032,446 (6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $15,033,887, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $15,333,508, due 04/15/21-02/15/47)	15,032,446	0.5

	Total Repurchase Agreements
	(Cost $117,437,891)	117,437,891	3.8

		Certificates of Deposit: 0.4%
2,750,000 (6)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/20/2020	2,750,877	0.1
2,700,000 (6)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.850%, 02/27/2020	2,699,622	0.1
1,850,000 (6)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.870%, 03/12/2020	1,849,839	0.1
2,325,000 (6)	The Norinchukin Bank, 1.870%, 03/05/2020	2,325,081	0.1

See Accompanying Notes to Financial Statements

130

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2019 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit: (continued)
1,650,000 (6)	The Norinchukin Bank, 1.900%, 03/05/2020	1,650,139	0.0

	Total Certificates of Deposit
	(Cost $11,275,558)	11,275,558	0.4

	Mutual Funds: 0.7%
14,390,000 (7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	14,390,000	0.4
8,442,000 (6),(7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 1.510%	8,442,000	0.3
	Total Mutual Funds
	(Cost $22,832,000)	22,832,000	0.7

	Total Short-Term Investments
	(Cost $268,050,049)	268,048,807	8.6

	Total Investments in Securities (Cost $3,287,658,158)	$3,403,154,327	108.8
	Liabilities in Excess of Other Assets	(276,224,741)	(8.8)
	Net Assets	$3,126,929,586	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Settlement is on a when-issued or delayed-delivery basis.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2019.

Reference Rate Abbreviations:

US0003M          3-month LIBOR

US0012M          12-month LIBOR

See Accompanying Notes to Financial Statements

131

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Auditor Change.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Portfolios, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2020